UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-4676

Harbor Funds
(Exact name of Registrant as specified in charter)

111 South Wacker Drive, 34th Floor
Chicago, Illinois 60606-4302
(Address of principal executive offices) (Zip code)

Charles F. McCain, Esq. HARBOR FUNDS 111 South Wacker Drive, 34th Floor Chicago, Illinois 60606-4302	Christopher P. Harvey, Esq. DECHERT LLP One International Place – 40th Floor 100 Oliver Street Boston, MA 02110-2605
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 443-4400
Date of fiscal year end: October 31
Date of reporting period: October 31, 2018

ITEM 1 – REPORTS TO STOCKHOLDERS
The following are copies of reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1):

Annual Report
October 31, 2018
Domestic Equity Funds

	Institutional Class	Retirement Class	Administrative Class	Investor Class
GROWTH FUNDS
Harbor Capital Appreciation Fund	HACAX	HNACX	HRCAX	HCAIX
Harbor Strategic Growth Fund	MVSGX	HNGSX	HSRGX	HISWX
Harbor Mid Cap Growth Fund	HAMGX	HNMGX	HRMGX	HIMGX
Harbor Small Cap Growth Fund	HASGX	HNSGX	HRSGX	HISGX
Harbor Small Cap Growth Opportunities Fund	HASOX	HNSOX	HRSOX	HISOX
VALUE FUNDS
Harbor Large Cap Value Fund	HAVLX	HNLVX	HRLVX	HILVX
Harbor Mid Cap Value Fund	HAMVX	HNMVX	HRMVX	HIMVX
Harbor Small Cap Value Fund	HASCX	HNVRX	HSVRX	HISVX
Harbor Small Cap Value Opportunities Fund	HSOVX	HSRVX	HSAVX	HSIVX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (harborfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with Harbor Funds, by calling 800-422-1050.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary (such as a broker-dealer or bank), you can contact your financial intermediary to request that you continue to receive paper copies of the Funds’ shareholder reports. If you invest directly, you can call 800-422-1050 to request that you continue to receive paper copies of the Funds’ shareholder reports. Your election to receive reports in paper will apply to all Harbor Funds held in your account.

This document must be preceded or accompanied by a Prospectus.

Letter from the Chairman

Charles F. McCain Chairman
Dear Fellow Shareholder:
U.S. equities generally had positive returns for the fiscal year ended October 31, 2018. Results were mixed in the first half of the period, which started with a continued run of strong gains from U.S. equities to end 2017. The U.S. equity market rallied through much of 2018, as strong economic data and corporate earnings growth offset concerns about an escalation in trade tensions.
In October, market volatility rose again, and U.S. equity markets were battered by rising U.S. Treasury yields and concerns that a slowdown in global growth could affect corporate profits. Growth stocks declined steeply, eclipsing more modest losses for value stocks.
The Russell 3000® Index, a measure of the broad U.S. stock market, had a return of 6.60% for the fiscal year ended October 31, 2018. Despite their October drop, growth stocks outperformed value stocks by a significant margin for the fiscal year. Large cap stocks were the best performing capitalization segment, outperforming the broader market, while small and mid cap stocks had more modest gains.
Comments by the portfolio managers of each Harbor domestic equity fund can be found in the pages preceding each Fund’s portfolio of investments. As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including those in Harbor Funds.
	Returns For Periods Ended October 31, 2018
		Annualized
Domestic Equities	1 Year	5 Years	10 Years	30 Years
Russell 3000® (entire U.S. stock market)	6.60%	10.81%	13.35%	10.28%
S&P 500 (large cap stocks)	7.35	11.34	13.24	10.25
Russell Midcap® (mid cap stocks)	2.79	8.97	14.20	11.44
Russell 2000® (small cap stocks)	1.85	8.01	12.44	9.64
Russell 3000® Growth (growth stocks)	10.20	13.06	15.34	10.13
Russell 3000® Value (value stocks)	2.78	8.50	11.28	10.05
International & Global
MSCI EAFE (ND) (foreign stocks)	-6.85%	2.02%	6.89%	4.59%
MSCI EAFE Small Cap (ND) (foreign small cap stocks)	-7.81	5.16	11.56	N/A
MSCI World (ND) (global stocks)	1.16	6.81	10.02	6.83
MSCI All Country World Ex. U.S. (ND) (foreign stocks)	-8.24	1.63	6.92	N/A
MSCI Emerging Markets (ND) (emerging market stocks)	-12.52	0.78	7.84	N/A
Fixed Income
ICE BofAML U.S. Non-Distressed High Yield (domestic high-yield bonds)	0.76%	4.79%	9.32%	N/A
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	-2.05	1.83	3.94	5.97%
Bloomberg Barclays U.S. TIPS (domestic inflation-linked bonds)	-1.24	0.97	4.11	N/A
ICE BofAML U.S. 3-Month Treasury Bill (proxy for money market returns)	1.68	0.55	0.35	3.18
assessing your long-term investment plan
As the end of the calendar year approaches, it may be a good time to evaluate your financial goals and your investments. We always encourage shareholders to take a long-term perspective with all of their investments. While past performance is never a guarantee of future results, over the long term, the returns of equities and debt securities have historically helped many investors achieve their financial objectives. We encourage all investors to maintain a diversified portfolio of equities, debt and cash in an allocation consistent with their long-term financial goals and comfort with risk.
Harbor Funds offers a variety of equity and fixed income funds to help you achieve your financial goals.
Thank you for investing with Harbor Funds.
December 19, 2018

Charles F. McCain
Chairman
1

Harbor Capital Appreciation Fund
Managers’ Commentary (Unaudited)

Subadviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017
Portfolio Managers
Spiros “Sig” Segalas
Since 1990
Kathleen A. McCarragher
Since 2013
Jennison has subadvised the Fund since 1990.
Investment Objective
The Fund seeks long-term growth of capital.
Spiros “Sig” Segalas

Kathleen A. McCarragher

Management’s Discussion of
Fund Performance
MARKET REVIEW
U.S. equity markets advanced over the past twelve months ended October 31, 2018, extending gains that stretch back to the aftermath of the credit crisis of 2008. The macroeconomic backdrop was solid. Domestic GDP grew at a healthy pace, employment gains were robust, corporate profit growth showed continued strength, and business and consumer confidence rose. Corporations used lower tax rates to increase capital spending and repurchase shares. Wage growth and low unemployment spurred increased consumer spending. The U.S. Federal Reserve raised the federal funds rate incrementally to a still-low range of 2.00%-2.25%.
Global growth, however, was more mixed. In Europe, Brexit negotiations between the U.K. and E.U. remained contentious, compounding uncertainty about the final outcome. In China, a slowdown in the rate of economic expansion was amplified toward the end of the period by trade discord.
A decline in markets early in the period reflected uncertainty about the administration’s policy initiatives and concerns that as U.S. economic growth gained traction, inflation expectations would rise and monetary tightening would ensue. A deeper decline in October was linked to the administration’s continuing moves to reset global trade practices with new tariffs and penalties for intellectual property infringement. Initially, the Chinese stock market suffered the brunt of the pain, while the U.S. economy, dominated by its services segments, felt little impact. In October, the tone of the rhetoric, aggressiveness of the brinkmanship, and unpredictability of the outcomes unsettled domestic markets, as well.
The economic slowdown in China constricted prices of many commodities and fueled concerns that moderating expansion in the world’s second-largest economy will have global growth ramifications. Tremors rippled widely across other emerging markets, where weaker sentiment and the effect of higher U.S. interest rates on local U.S.-Dollar-denominated debt added to the toll.
PERFORMANCE
The Harbor Capital Appreciation Fund advanced 9.44% (Institutional Class), 9.50% (Retirement Class), 9.16% (Administrative Class), and 9.03% (Investor Class) in the fiscal year, while the Russell 1000® Growth Index rose 10.71%, and the broader market, as represented by the S&P 500 Index, climbed 7.35%. Gains in the Russell 1000® Growth Index were led by select Information Technology and Consumer companies. Sectors with sensitivity to commodities prices and cyclical growth, including Materials, Energy, and Industrials, were weak.
Information Technology positions were strong contributors to Fund performance. We believe that as penetration of Apple’s hardware products mature, growth in unit sales is slowing. However, the company continued to drive revenue growth across its huge and loyal installed base with product updates and rapid growth in high-margin and recurring-revenue services businesses (apps, music). Digital transformation of the enterprise has become a strategic imperative across many industries and companies. Cloudware, therefore, is no longer primarily a tool to reduce infrastructure costs. In our opinion, Salesforce.com, Microsoft, Adobe, and Red Hat offer mission-critical applications and services that are creating fundamental changes in the way businesses operate.
Payments companies continue to benefit from the long-term shift from cash to electronic credit and debit transactions. Both MasterCard and Visa have, in our view, strong market positions with high barriers to entry, pricing power, and solid operating leverage potential. We believe Square and PayPal offer innovative low-cost, high-security, easy-to-use digital payment options, in particular for mobile and online transactions.
2

Harbor Capital Appreciation Fund
Managers’ Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2008 through 10/31/2018
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2018
	1 Year	Annualized
		5 Years	10 Years
Harbor Capital Appreciation Fund
Institutional Class	9.44%	13.45%	15.41%
Retirement Class[1]	9.50	13.48	15.43
Administrative Class	9.16	13.17	15.12
Investor Class	9.03	13.03	14.98
Comparative Indices
Russell 1000® Growth	10.71%	13.43%	15.45%
S&P 500	7.35	11.34	13.24
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratios were 0.66% (Net) and 0.71% (Gross) (Institutional Class); 0.58% (Net) and 0.63% (Gross) (Retirement Class); 0.91% (Net) and 0.96% (Gross) (Administrative Class); and 1.03% (Net) and 1.08% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver effective through 02/28/2019. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
The Fund’s long-term holdings in U.S. internet companies continued to contribute meaningfully to performance. Amazon benefited from its market position, scale, and execution. Netflix continued to raise its competitive barriers with investments in content, resulting in strong subscriber growth and increased pricing and operating leverage.
Chinese internet companies fared less well. While the various business segments of Alibaba are providing significant revenue growth, the company’s stock declined on high business investment spending and Chinese government efforts to tighten control of internet and non-traditional financial companies. Tencent was negatively affected by new restrictions on video game approvals implemented by Chinese authorities. We expect these restrictions will be lessened in the coming year.
Ongoing concern about data breaches, user-data usage, and increased government scrutiny, coupled with maturation of user engagement, continued to loom over Alphabet and Facebook. However, both companies have significant scale benefits and untapped monetization opportunities that we believe should drive better-than-average growth even with higher costs and restriction in data usage.
Boeing was a top performer in Industrials. Its gain reflected 787 Dreamliner commercial jet cash generation, solid cost controls, and ramped-up 737 jet production. The company’s extensive order backlog reflects strong global demand.
Performance of the Fund’s Healthcare positions improved over the year, as the “hot button” issue of drug pricing subsided. We expect the issue will re-emerge as political winds change once again. Advances in systems for analyzing genetic variation and function continue to broaden the understanding of the clinical significance of the genome. We believe Illumina is at the forefront of this technology. Some biopharmaceutical positions experienced setbacks. Bristol-Myers Squibb fell on signs that its non-small cell lung cancer program has been eclipsed by a competing franchise. However, the likely broad adoption of immuno-oncology therapy in multiple settings points to avenues of future growth for the company.
OUTLOOK & STRATEGY
Given that the benefits of corporate tax cuts will wane, we anticipate that U.S. growth will slow, but we do not expect a recession. Employment and income growth is strong, and moderately rising interest rates are still low. With the U.S. administration’s stance on trade and tariffs, however, uncertainty remains elevated.
We continue to focus on companies that, in our view, have unique business models that build sustainable competitive advantages, catalysts that drive above-average growth rates, superior financial characteristics, and attractive long-term valuations. Against this backdrop, we believe the Fund is well positioned with companies whose growth prospects remain robust and well above average.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Jennison Associates LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
3

Harbor Capital Appreciation Fund
Fund Summary—October 31, 2018 (Unaudited)

TOP Holdings (% of net assets)
❶	Amazon.com Inc.	5.7%
❷	Alphabet Inc.	5.4%
❸	Microsoft Corp.	5.0%
❹	Apple Inc.	4.8%
❺	MasterCard Inc.	3.9%
❻	Netflix Inc.	3.6%
❼	Salesforce.com Inc.	3.5%
❽	Boeing Co.	3.4%
❾	Visa Inc.	3.4%
❿	Facebook Inc.	3.1%

Sector Allocation (% of investments)
(Excludes cash and short-term investments)
4

Harbor Capital Appreciation Fund
Portfolio of Investments—October 31, 2018

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—99.3%
Shares		Value
AEROSPACE & DEFENSE—4.4%
2,810,487	Boeing Co.	$ 997,329
2,370,437	Safran SA (France)	306,327
		1,303,656
AUTOMOBILES—2.0%
1,786,315	Tesla Inc.*	602,560
BANKS—1.9%
5,094,144	JPMorgan Chase & Co.	555,364
BIOTECHNOLOGY—4.3%
3,390,302	Alexion Pharmaceuticals Inc.*	379,951
3,504,830	BioMarin Pharmaceutical Inc.*	323,040
2,296,477	Celgene Corp.*	164,428
2,388,769	Vertex Pharmaceuticals Inc.*	404,801
		1,272,220
CAPITAL MARKETS—2.0%
1,534,626	Goldman Sachs Group Inc.	345,859
1,354,927	S&P Global Inc.	247,030
		592,889
CHEMICALS—1.1%
3,231,799	Albemarle Corp.	320,659
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—0.6%
1,700,615	Crown Castle International Corp.	184,925
FOOD & STAPLES RETAILING—2.1%
2,656,090	Costco Wholesale Corp.	607,262
HEALTH CARE EQUIPMENT & SUPPLIES—1.4%
776,766	Edwards Lifesciences Corp.*	114,651
584,599	Intuitive Surgical Inc.*	304,681
		419,332
HEALTH CARE PROVIDERS & SERVICES—1.8%
2,092,579	UnitedHealth Group Inc.	546,896
HOTELS, RESTAURANTS & LEISURE—3.6%
459,242	Chipotle Mexican Grill Inc.*	211,403
4,305,955	Marriott International Inc.	503,323
1,978,595	McDonald's Corp.	350,013
		1,064,739
INTERACTIVE MEDIA & SERVICES—11.1%
726,528	Alphabet Inc. Class A*	792,337
736,265	Alphabet Inc. Class C*	792,788
5,942,992	Facebook Inc.*	902,086
22,944,710	Tencent Holdings Ltd. (China)	786,069
		3,273,280
INTERNET & DIRECT MARKETING RETAIL—13.2%
5,629,745	Alibaba Group Holding Ltd. ADR (China)*,1	801,000
1,045,013	Amazon.com Inc.*	1,669,941
172,950	Booking Holdings Inc.*	324,209
2,417,654	Farfetch Ltd. (United Kingdom)*	49,659
3,477,086	Netflix Inc.*	1,049,315
		3,894,124
IT SERVICES—10.6%
374,215	Adyen NV (Netherlands)*,2	241,937
2,127,871	FleetCor Technologies Inc.*	425,638
5,811,153	MasterCard Inc.	1,148,691
COMMON STOCKS—Continued
Shares		Value
IT SERVICES—Continued
1,734,795	PayPal Holdings Inc.*	$ 146,052
2,152,634	Square Inc.*	158,111
7,269,106	Visa Inc.	1,002,046
		3,122,475
LIFE SCIENCES TOOLS & SERVICES—1.9%
1,768,564	Illumina Inc.*	550,289
MACHINERY—0.5%
1,272,698	Caterpillar Inc.	154,404
OIL, GAS & CONSUMABLE FUELS—1.1%
2,244,734	Concho Resources Inc.*	312,220
PERSONAL PRODUCTS—1.3%
2,907,453	Estée Lauder Companies Inc.	399,600
PHARMACEUTICALS—3.5%
15,440,819	AstraZeneca plc ADR (United Kingdom)[1]	598,795
2,928,834	Bristol-Myers Squibb Co.	148,023
3,906,019	Merck & Co. Inc.	287,522
		1,034,340
ROAD & RAIL—0.7%
1,374,594	Union Pacific Corp.	200,993
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.4%
1,539,893	Broadcom Inc.	344,151
3,697,597	NVIDIA Corp.	779,564
1,865,210	Texas Instruments Inc.	173,147
		1,296,862
SOFTWARE—16.8%
5,657,221	Activision Blizzard Inc.	390,631
3,568,397	Adobe Systems Inc.*	876,969
13,901,214	Microsoft Corp.	1,484,789
2,007,794	Red Hat Inc.*	344,618
7,583,513	Salesforce.com Inc.*	1,040,761
994,952	ServiceNow Inc.*	180,126
2,972,291	Splunk Inc.*	296,753
2,567,483	Workday Inc.*	341,527
		4,956,174
SPECIALTY RETAIL—1.8%
2,507,702	Home Depot Inc.	441,055
721,492	Tiffany & Co.	80,302
		521,357
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—4.8%
6,461,231	Apple Inc.	1,414,105
TEXTILES, APPAREL & LUXURY GOODS—2.4%
673,960	Kering SA (France)	299,567
5,663,020	NIKE Inc.	424,953
		724,520
TOTAL COMMON STOCKS
(Cost $17,659,564)		29,325,245
TOTAL INVESTMENTS—99.3%
(Cost $17,659,564)		29,325,245
CASH AND OTHER ASSETS, LESS LIABILITIES—0.7%		210,675
TOTAL NET ASSETS—100.0%		$29,535,920

5

Harbor Capital Appreciation Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2018 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Aerospace & Defense	$ 997,329	$ 306,327	$—	$ 1,303,656
Automobiles	602,560	—	—	602,560
Banks	555,364	—	—	555,364
Biotechnology	1,272,220	—	—	1,272,220
Capital Markets	592,889	—	—	592,889
Chemicals	320,659	—	—	320,659
Equity Real Estate Investment Trusts (REITs)	184,925	—	—	184,925
Food & Staples Retailing	607,262	—	—	607,262
Health Care Equipment & Supplies	419,332	—	—	419,332
Health Care Providers & Services	546,896	—	—	546,896
Hotels, Restaurants & Leisure	1,064,739	—	—	1,064,739
Interactive Media & Services	2,487,211	786,069	—	3,273,280
Internet & Direct Marketing Retail	3,894,124	—	—	3,894,124
IT Services	2,880,538	241,937	—	3,122,475
Life Sciences Tools & Services	550,289	—	—	550,289
Machinery	154,404	—	—	154,404
Oil, Gas & Consumable Fuels	312,220	—	—	312,220
Personal Products	399,600	—	—	399,600
Pharmaceuticals	1,034,340	—	—	1,034,340
Road & Rail	200,993	—	—	200,993
Semiconductors & Semiconductor Equipment	1,296,862	—	—	1,296,862
Software	4,956,174	—	—	4,956,174
Specialty Retail	521,357	—	—	521,357
Technology Hardware, Storage & Peripherals	1,414,105	—	—	1,414,105
Textiles, Apparel & Luxury Goods	424,953	299,567	—	724,520
Total Investments in Securities	$27,691,345	$1,633,900	$—	$29,325,245
There were no Level 3 holdings at October 31, 2018 or 2017.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2018, the aggregate value of these securities was $241,937 or 1% of net assets.
The accompanying notes are an integral part of the Financial Statements.
6

Harbor Strategic Growth Fund
Managers’ Commentary (Unaudited)

Subadviser
Mar Vista Investment Partners, LLC
11150 Santa Monica Boulevard, Suite 320
Los Angeles, CA 90025
Portfolio Managers
Silas A. Myers, CFA
Since 2017
Brian L. Massey, CFA
Since 2017
Joshua J. Honeycutt, CFA
Since 2017
Jeffrey B. Prestine
Since 2017
Mar Vista has subadvised the Fund since 2017.*
Investment Objective
The Fund seeks long-term growth of capital.
Silas A. Myers, CFA

Brian L. Massey, CFA

Joshua J. Honeycutt, CFA

Jeffrey B. Prestine

Management’s Discussion of
Fund Performance
MARKET REVIEW
For the 12-month period ended October 31, 2018, the Russell 1000® Growth Index (the “Index”) was up 10.71%. Monthly returns in October were the worst posted for the Index since October 2008 due to a cocktail of pressures including rising interest rates, increasing input costs, trade wars and political division. Prior to the onslaught of downside volatility evidence in October, strong corporate earnings growth, low inflation and interest rates fueled the longest-running bull market in modern financial history. Equity markets achieved several milestones over the period including Apple and Amazon.com eclipsing the $1 trillion market capitalization mark for the first time.
A somewhat narrow group of stocks from the Consumer Discretionary and Information Technology sectors continued to lead the market with a contribution of close to 80% of the Index return. These two sectors in combination with the newly created Communication Services sector account for 60% of the Index by market capitalization. Moreover, as of October 31, 2018, the FAANG stocks (Facebook, Apple, Amazon, Netflix and Google), plus Microsoft represented 26.5% of the Index market capitalization and contributed nearly half of the return of the Index, with an average return of 21% for the 12-month period ended October 31, 2018.
PERFORMANCE
The Harbor Strategic Growth Fund returned 6.26% (Institutional Class), 6.34% (Retirement Class), 5.96% (Administrative Class), and 5.80% (Investor Class) for the 12-month period ended October 31, 2018. Stock selection within the Health Care, Financial and Consumer Staples sectors as well as the Fund’s underweight in Information Technology drove the underperformance relative to the benchmark.
Performance detractors included Microchip Technology, Oracle, Dollar Tree, Mettler-Toledo and Unilever. Microchip Technology has languished as the company works through inventory in its distribution channel. We believe this is a transitory, cyclical issue and the secular drivers for Microchip Technology’s business remain intact. Oracle is transitioning its business to a cloud-centric architecture from a traditional on-premises model. The transition from a legacy software architecture to a cloud-based solution can be lumpy, which pressured Oracle’s stock earlier in the year. We believe the company will successfully shift its installed base of customers to a cloud centric architecture. We trimmed our position in Dollar Tree earlier in the calendar year after its stock price quickly rose to our estimate of intrinsic value. More recently, execution concerns over the integration of the Family Dollar acquisition and the inflationary impact of U.S. tariffs on China on Dollar Tree’s inventory led to a sale of the remaining position in the stock. After contributing in the prior fiscal year, Microchip underperformed in fiscal year 2018. Our fundamental outlook for Microchip remains intact. Unilever saw a decrease to its stock value as pro-growth policy reforms caused a market rotation away from companies less dependent on the macro economy.
Strong contributors to performance included Intuit, XPO Logistics, Ecolab, Adobe and O’Reilly Auto Parts. Intuit’s cloud-based solutions for small businesses and do-it-yourself tax is expanding its market, which drove growth and market share gains. XPO Logistics reported low double-digit Q2 revenue growth, outpacing guidance and consensus estimates by a healthy margin. Ecolab, a global provider of water, hygiene and energy technologies, continues to see its business improve. Strong sales along with cost efficiencies helped increase earnings at a low double-digit rate. Adobe is the market leader in creative content and digital marketing solutions. Both

*	On March 6, 2017, the Fund acquired all of the assets and substantially all of the liabilities of the Mar Vista Strategic Growth Fund (the “Predecessor Fund”). For the period November 1, 2011 (inception of the Predecessor Fund) to January 20, 2015, Mar Vista served as the Predecessor Fund’s subadviser and for the period January 20, 2015 to March 6, 2017, Mar Vista served as investment adviser to the Predecessor Fund.
7

Harbor Strategic Growth Fund
Managers’ Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2011 through 10/31/2018
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 1000® Growth Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2018
	1 Year	Annualized
		5 Years	Life of Class
Harbor Strategic Growth Fund
Institutional Class[1]	6.26%	11.21%	13.64%
Retirement Class[2]	6.34	N/A	11.44
Administrative Class[2]	5.96	N/A	11.06
Investor Class[2]	5.80	N/A	10.92
Comparative Index
Russell 1000® Growth[1]	10.71%	13.43%	15.39%
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratios were 0.70% (Net) and 0.89% (Gross) (Institutional Class); 0.62% (Net) and 0.81% (Gross) (Retirement Class); 0.95% (Net) and 1.14% (Gross) (Administrative Class); and 1.07% (Net) and 1.26% (Gross) (Investor Class).  The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2019. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
markets are expanding rapidly as global enterprises engage customers in new ways and commerce shifts from a linear to a digital world. In our view, Adobe’s advantaged position helps enterprises migrate to a digital environment. O’Reilly Auto Parts rebounded strongly over period after the perceived threat of Amazon hurt the stock in 2017. We believe the company is being viewed as having an advantage over Amazon and its peers in fast delivery to professional repair shops and is better positioned to benefit from the growth in the number of vehicles that are 6 to 10 years old.
The Fund’s largest underweight and overweight sector exposures versus the benchmark remained the same throughout the period. The largest over-weights were Financials and Industrials, while the largest under-weights were in the traditional growth sectors of Information Technology, Consumer Discretionary and Health Care. Our portfolio construction process focuses on bottom-up factors independent of benchmark weights. The resulting sector exposures represent the areas in which we are finding skewed risk-reward opportunities in growth companies, and are not an expressed opinion on the sectors from a macro level.
OUTLOOK & STRATEGY
As we have shared in the past, over time, the expected returns of the Fund should reflect two components: (1) the compounding nature of the Fund’s businesses and (2) the discount we are paying relative to fair value. There will be times when the sentiment pendulum swings towards optimism; Fund returns exceed its underlying intrinsic value growth and margins of safety contract. Conversely, fear, skepticism and lower stock prices provide opportunities for both higher expected returns and less risk. Judged by the Fund’s relatively narrow average margin of safety, or discount to intrinsic value, we think the pendulum sits on the more optimistic side of the scale. The Fund’s average discount to intrinsic value is currently 15%. This is lower than the typical discount we receive when investing in new companies. As a result, we expect future returns to correlate closely with our companies’ abilities to compound their intrinsic values. We believe our investment emphasis on owning compounding business models has the potential to do well in volatile periods. We will continue to allocate capital to what we believe to be competitively advantaged businesses when they trade below our estimates of intrinsic value.
Our investment team claims no special skill in predicting the market’s direction but, in the fullness of time, we believe a patient, high-conviction portfolio comprised of competitively advantaged growth companies with stock prices that represent an appropriate margin of safety should generate excess risk-adjusted returns. In an environment with growing optimism, our investment team will seek to remain diligent, conservative and patient as we deploy capital within our wide-moat universe.

1	The “Life of Class” return as shown reflects the period 11/01/2011 through 10/31/2018.
2	The “Life of Class” return as shown reflects the period 03/06/2017 through 10/31/2018.
This report contains the current opinions of Mar Vista Investment Partners, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
8

Harbor Strategic Growth Fund
Fund Summary—October 31, 2018 (Unaudited)

TOP Holdings (% of net assets)
❶	American Tower Corp.	5.0%
❷	Berkshire Hathaway Inc. Class B	5.0%
❸	Markel Corp.	4.7%
❹	Alphabet Inc. Class C	4.0%
❺	Apple Inc.	3.9%
❻	Honeywell International Inc.	3.9%
❼	XPO Logistics Inc.	3.9%
❽	Intuit Inc.	3.5%
❾	Ecolab Inc.	3.2%
❿	Oracle Corp.	3.2%

Sector Allocation (% of investments)
(Excludes cash and short-term investments)
9

Harbor Strategic Growth Fund
Portfolio of Investments—October 31, 2018

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—93.2%
Shares		Value
AEROSPACE & DEFENSE—2.1%
4,541	TransDigm Group Inc.*	$ 1,500
AIR FREIGHT & LOGISTICS—3.9%
30,354	XPO Logistics Inc.*	2,713
AUTO COMPONENTS—0.0%
614	Garrett Motion Inc.*	9
BANKS—3.6%
9,762	First Republic Bank	888
31,856	U.S. Bancorp.	1,665
		2,553
BEVERAGES—2.2%
13,518	PepsiCo Inc.	1,519
CAPITAL MARKETS—2.3%
10,951	Moody's Corp.	1,593
CHEMICALS—5.0%
14,515	Ecolab Inc.	2,223
7,614	Linde plc (Ireland)	1,260
		3,483
DIVERSIFIED FINANCIAL SERVICES—5.0%
17,189	Berkshire Hathaway Inc. Class B*	3,529
ELECTRICAL EQUIPMENT—2.7%
3,137	Resideo Technologies Inc.*	66
39,355	Sensata Technologies Holding plc (United Kingdom)*	1,846
		1,912
ENERGY EQUIPMENT & SERVICES—2.3%
5,838	Core Laboratories NV (Netherlands)	497
21,412	Schlumberger Ltd.	1,099
		1,596
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—5.0%
22,489	American Tower Corp.	3,504
FOOD PRODUCTS—1.7%
27,795	Mondelez International Inc.	1,167
HEALTH CARE EQUIPMENT & SUPPLIES—2.9%
8,493	Teleflex Inc.	2,045
INDUSTRIAL CONGLOMERATES—6.9%
18,819	Honeywell International Inc.	2,725
7,482	Roper Technologies Inc.	2,117
		4,842
INSURANCE—4.7%
3,018	Markel Corp.*	3,299
INTERACTIVE MEDIA & SERVICES—5.7%
2,596	Alphabet Inc. Class C*	2,795
7,953	Facebook Inc.*	1,207
		4,002
INTERNET & DIRECT MARKETING RETAIL—2.6%
1,158	Amazon.com Inc.*	1,851
IT SERVICES—2.9%
14,824	Visa Inc.	2,044
COMMON STOCKS—Continued
Shares		Value
LIFE SCIENCES TOOLS & SERVICES—1.6%
2,058	Mettler-Toledo International Inc.*	$ 1,125
MACHINERY—2.2%
20,538	Fortive Corp.	1,525
PERSONAL PRODUCTS—3.0%
38,942	Unilever NV (Netherlands)	2,094
PHARMACEUTICALS—3.9%
4,671	Allergan plc (Ireland)	738
14,003	Johnson & Johnson	1,960
		2,698
ROAD & RAIL—1.1%
7,854	Kansas City Southern	801
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.8%
30,225	Microchip Technology Inc.	1,988
SOFTWARE—9.7%
8,557	Adobe Systems Inc.*	2,103
11,675	Intuit Inc.	2,464
45,336	Oracle Corp.	2,214
		6,781
SPECIALTY RETAIL—3.5%
21,331	Carmax Inc.*	1,449
3,143	O'Reilly Automotive Inc.*	1,008
		2,457
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—3.9%
12,402	Apple Inc.	2,714
TOTAL COMMON STOCKS
(Cost $53,663)		65,344
TOTAL INVESTMENTS—93.2%
(Cost $53,663)		65,344
CASH AND OTHER ASSETS, LESS LIABILITIES—6.8%		4,775
TOTAL NET ASSETS—100.0%		$70,119

10

Harbor Strategic Growth Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
All investments at October 31, 2018 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at October 31, 2018 or 2017.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Portfolios of Investments.

*	Non-income producing security
The accompanying notes are an integral part of the Financial Statements.
11

Harbor Mid Cap Growth Fund
Managers’ Commentary (Unaudited)

Subadviser
Wellington Management Company LLP
280 Congress Street
Boston, MA 02210
Portfolio Managers
Stephen C. Mortimer
Since 2010
Michael T. Carmen, CFA, CPA
Since 2005
Mario E. Abularach, CFA, CMT
Since 2006
Wellington Management has subadvised the Fund since 2005.
Investment Objective
The Fund seeks long-term growth of capital.
Stephen C. Mortimer

Michael T. Carmen,
CFA, CPA

Mario E. Abularach,
CFA, CMT

Management’s Discussion of
Fund Performance
MARKET REVIEW
U.S. equities posted positive results over the trailing 12-month period ended October 31, 2018, as measured by the S&P 500 Index. In line with expectations, the U.S. Federal Reserve raised its benchmark interest rate by 25 basis points four times during the year. Despite continued White House turmoil and heightened U.S. tensions with Russia and North Korea, strong employment data and corporate earnings helped propel the market to a series of new highs during the first half of the period. In December, tax reform was a key area of focus, culminating with a $1.5 trillion tax reform bill signed into law by President Trump. Entering 2018, bullish sentiment was exceptionally strong as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February and led to heightened levels of volatility. By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, raising concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted for much of the summer, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This all changed in the final month of the period, as U.S. equities saw their worst performance in recent years in October. Concerns surrounding slowing global growth, rich valuations, and volatile trade relations with China weighed heavily on sentiment into the end of the period.
Performance
For the 12-month period ended October 31, 2018, the Harbor Mid Cap Growth Fund outperformed the Russell Midcap® Growth Index. The Fund returned 7.94% (Institutional Class), 8.02% (Retirement Class), 7.68% (Administrative Class), and 7.57% (Investor Class), while the benchmark finished up 6.14%.
Relative outperformance was driven by positive security selection, most notably within the Health Care, Information Technology, and Consumer Staples sectors. Unfavorable security selection within Consumer Discretionary, Communication Services, and Industrials partially offset positive returns. Sector allocation, a residual of the bottom-up stock selection process, also contributed to results, with an underweight allocation to Materials and Financials contributing most to relative performance. This was partially offset by the Fund’s average overweight to the Consumer Discretionary sector during the period.
DexCom, a provider of continuous glucose monitoring systems for diabetes patients, was the largest contributor to relative performance for the period. DexCom’s next generation product (G6) does not require finger pricks to check glucose levels and can be tracked continuously on a mobile device. We believe that the market does not yet appreciate the strength of their product lineup. DexCom’s stock price rallied during the period, most notably after the second quarter earnings announcement at the end of July, driven by higher than expected revenue growth. Although there is increased competition compared to their past two launches, we believe that strong demand will continue.
Flooring and related accessory retailer Floor & Décor, a stock in which we initiated a position during the period, was the most notable relative detractor. The company’s shares sold off after announcing second quarter earnings in August, which included softer than expected sales growth and lower same-store-sales. Third quarter guidance was below consensus expectations. Hurricane-related benefits from rebuilding efforts in the U.S. in late 2017 (notably in the Houston area after Hurricane Harvey) made year-over-year comparisons tough to beat. Still in its early phases of growth, we believe investors were focused on top line improvement
12

Harbor Mid Cap Growth Fund
Managers’ Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2008 through 10/31/2018
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2018
	1 Year	Annualized
		5 Years	10 Years
Harbor Mid Cap Growth Fund
Institutional Class	7.94%	10.31%	13.28%
Retirement Class[1]	8.02	10.35	13.30
Administrative Class	7.68	10.03	13.01
Investor Class	7.57	9.93	12.89
Comparative Index
Russell Midcap® Growth	6.14%	10.10%	15.10%
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratios were 0.89% (Institutional Class); 0.81% (Retirement Class); 1.14% (Administrative Class); and 1.26% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
and these results were a cause for worry. Additionally, Floor & Décor imports many of its materials from China, and with trade tensions front of mind for many investors, the share price continued to fall in the back half of the third quarter. We believe in the company’s long-term growth prospects and continue to hold the stock as of the end of the period.
OUTLOOK & STRATEGY
While we remain optimistic in our outlook for continued economic growth in the U.S., we are becoming more cautious around macroeconomic uncertainties including the impacts of trade tensions between the U.S. and China. We are still identifying a wide array of differentiated ideas in the Fund, and while we generally believe valuations are not as attractive as they have been over the past year, we are finding a number of companies that we view as mispriced based on our expectations for continued economic growth. We have not made any wholesale changes to the Fund, but our transactions have become more defensive than in recent quarters.
Our investment philosophy is based on four key underlying premises. We believe that changes in earnings expectations drive security prices and opportunities arise where our expectations differ significantly from consensus. In addition, we believe that human nature has an anchoring bias that can often miss transformational change, and early identification of this change can lead to excess returns. We view being flexible as a key tenant of our philosophy and recognize that growth exists in unexpected places across sectors of the market. Finally, we believe that our valuation discipline helps control portfolio risk by seeking to balance downside risk with potential upside reward.
We employ this philosophy, together with a bottom-up fundamental analysis and opportunistic investment approach, in managing the Fund. We consider a very broad universe of available stocks within the mid cap market, typically focusing on companies with accelerating operating momentum and earnings growth combined with, in our opinion, upside potential at least two times the downside case.
The Fund is largely constructed without regard to benchmark weightings by sector; however, we typically do not expect to exceed the benchmark weight by more than two times in any given sector. Bottom-up investment decisions resulted in increased exposure to the Health Care sector and a decrease in Information Technology. This resulted in Health Care becoming the Fund’s largest overweight by the end of the period, followed by Consumer Staples and Consumer Discretionary. As of the end of the period, the Fund’s largest underweight allocations were to the Industrials, Financials, and Real Estate sectors.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Wellington Management Company LLP as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
13

Harbor Mid Cap Growth Fund
Fund Summary—October 31, 2018 (Unaudited)

TOP Holdings (% of net assets)
❶	Exact Sciences Corp.	4.4%
❷	Workday Inc.	3.9%
❸	ServiceNow Inc.	3.4%
❹	Guidewire Software Inc.	3.2%
❺	Spotify Technology SA	3.2%
❻	Wayfair Inc.	3.2%
❼	CoStar Group Inc.	3.1%
❽	Monster Beverage Corp.	2.8%
❾	DexCom Inc.	2.7%
❿	Align Technology Inc.	2.7%

Sector Allocation (% of investments)
(Excludes cash and short-term investments)
14

Harbor Mid Cap Growth Fund
Portfolio of Investments—October 31, 2018

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—93.6%
Shares		Value
AEROSPACE & DEFENSE—2.1%
49,212	Harris Corp.	$ 7,318
AIRLINES—1.5%
301,715	JetBlue Airways Corp.*	5,048
AUTOMOBILES—1.4%
40,066	Ferrari NV (Netherlands)	4,692
BEVERAGES—2.8%
181,126	Monster Beverage Corp.*	9,573
BIOTECHNOLOGY—8.3%
6,906	Bluebird Bio Inc.*	792
215,637	Exact Sciences Corp.*	15,321
31,126	Galapagos NV (Belgium)*	3,198
4,700	Galapagos NV ADR (Belgium)*,1	483
77,839	Ionis Pharmaceuticals Inc.*	3,857
23,340	Sage Therapeutics Inc.*	3,003
36,336	Seattle Genetics Inc.*	2,039
		28,693
CAPITAL MARKETS—2.7%
179,615	TD Ameritrade Holding Corp.	9,290
COMMERCIAL SERVICES & SUPPLIES—1.0%
54,369	Brink's Co.	3,606
CONSTRUCTION MATERIALS—1.8%
62,564	Vulcan Materials Co.	6,328
DIVERSIFIED CONSUMER SERVICES—1.3%
36,801	Grand Canyon Education Inc.*	4,589
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—3.0%
94,844	II-VI Inc.*	3,531
42,074	Zebra Technologies Corp.*	6,997
		10,528
ENTERTAINMENT—3.3%
75,221	Spotify Technology SA (Sweden)*	11,260
FOOD PRODUCTS—2.1%
93,731	Lamb Weston Holdings Inc.	7,326
HEALTH CARE EQUIPMENT & SUPPLIES—14.2%
42,237	Align Technology Inc.*	9,343
82,304	Baxter International Inc.	5,145
71,721	DexCom Inc.*	9,522
54,871	Edwards Lifesciences Corp.*	8,099
65,324	Haemonetics Corp.*	6,824
76,077	Insulet Corp.*	6,711
26,350	Penumbra Inc.*	3,584
		49,228
HEALTH CARE TECHNOLOGY—1.6%
60,399	Veeva Systems Inc.*	5,517
HOTELS, RESTAURANTS & LEISURE—6.3%
85,577	Hilton Grand Vacations Inc.*	2,299
31,878	Marriott Vacations Worldwide Corp.	2,821
197,893	Melco Resorts & Entertainment Ltd. ADR (Hong Kong)[1]	3,291
78,125	Norwegian Cruise Line Holdings Ltd. (Bermuda)*	3,443
86,742	Planet Fitness Inc.*	4,258
23,116	Vail Resorts Inc.	5,810
		21,922
COMMON STOCKS—Continued
Shares		Value
INDUSTRIAL CONGLOMERATES—1.2%
14,634	Roper Technologies Inc.	$ 4,140
INTERNET & DIRECT MARKETING RETAIL—5.0%
48,529	Shutterfly Inc.*	2,426
73,695	TripAdvisor Inc.*	3,843
100,162	Wayfair Inc.*	11,047
		17,316
IT SERVICES—2.7%
73,933	GoDaddy Inc.*	5,410
28,357	Shopify Inc. Class A (Canada)*	3,917
		9,327
LEISURE PRODUCTS—1.1%
44,702	Polaris Industries Inc.	3,978
MACHINERY—1.3%
34,806	IDEX Corp.	4,414
OIL, GAS & CONSUMABLE FUELS—1.6%
15,992	Diamondback Energy Inc.	1,797
242,215	WPX Energy Inc.*	3,885
		5,682
PHARMACEUTICALS—0.1%
7,200	Elanco Animal Health Inc.*	219
PROFESSIONAL SERVICES—3.1%
29,735	CoStar Group Inc.*	10,747
3,200	Upwork Inc.*	61
		10,808
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.6%
400,632	Advanced Micro Devices Inc.*	7,296
190,211	Teradyne Inc.	6,553
17,302	Universal Display Corp.	2,128
		15,977
SOFTWARE—15.9%
74,366	2U Inc.*	4,678
41,847	Autodesk Inc.*	5,409
22,527	Fair Isaac Corp.*	4,341
125,569	Guidewire Software Inc.*	11,172
211,000	Pivotal Software Inc.*	4,304
65,477	ServiceNow Inc.*	11,854
101,541	Workday Inc.*	13,507
		55,265
SPECIALTY RETAIL—1.2%
165,638	Floor & Decor Holdings Inc.*	4,237
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.9%
87,285	Logitech International SA (Switzerland)	3,231
TEXTILES, APPAREL & LUXURY GOODS—1.5%
57,616	Under Armour Inc. Class A*	1,274
196,884	Under Armour Inc. Class C*	3,904
		5,178
TOTAL COMMON STOCKS
(Cost $281,763)		324,690

15

Harbor Mid Cap Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

SHORT-TERM INVESTMENTS—8.2%
(Cost $28,395)
Principal Amount	Value

Repurchase Agreement with Bank of America dated October 31, 2018 due November 01, 2018 at 2.180% collateralized by U.S. Treasury Notes (value $29,261)
$28,395	$ 28,395
TOTAL INVESTMENTS—101.8%
(Cost $310,158)	353,085
CASH AND OTHER ASSETS, LESS LIABILITIES—(1.8)%	(6,403)
TOTAL NET ASSETS—100.0%	$346,682
FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2018 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Aerospace & Defense	$ 7,318	$ —	$—	$ 7,318
Airlines	5,048	—	—	5,048
Automobiles	4,692	—	—	4,692
Beverages	9,573	—	—	9,573
Biotechnology	28,370	323	—	28,693
Capital Markets	9,290	—	—	9,290
Commercial Services & Supplies	3,606	—	—	3,606
Construction Materials	6,328	—	—	6,328
Diversified Consumer Services	4,589	—	—	4,589
Electronic Equipment, Instruments & Components	10,528	—	—	10,528
Entertainment	11,260	—	—	11,260
Food Products	7,326	—	—	7,326
Health Care Equipment & Supplies	49,228	—	—	49,228
Health Care Technology	5,517	—	—	5,517
Hotels, Restaurants & Leisure	21,922	—	—	21,922
Industrial Conglomerates	4,140	—	—	4,140
Internet & Direct Marketing Retail	17,316	—	—	17,316
IT Services	9,327	—	—	9,327
Leisure Products	3,978	—	—	3,978
Machinery	4,414	—	—	4,414
Oil, Gas & Consumable Fuels	5,682	—	—	5,682
Pharmaceuticals	219	—	—	219
Professional Services	10,808	—	—	10,808
Semiconductors & Semiconductor Equipment	15,977	—	—	15,977
Software	55,265	—	—	55,265
Specialty Retail	4,237	—	—	4,237
Technology Hardware, Storage & Peripherals	148	3,083	—	3,231
Textiles, Apparel & Luxury Goods	5,178	—	—	5,178
Short-Term Investments
Repurchase Agreements	—	28,395	—	28,395
Total Investments in Securities	$321,284	$31,801	$—	$353,085
There were no Level 3 holdings at October 31, 2018 or 2017.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
16

Harbor Mid Cap Growth Fund
Portfolio of Investments—Continued

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
The accompanying notes are an integral part of the Financial Statements.
17

Harbor Small Cap Growth Fund
Managers’ Commentary (Unaudited)

Subadviser
Westfield Capital Management Company, L.P.
One Financial Center
23rd Floor
Boston, MA 02111
Portfolio Managers
William A. Muggia
Lead Portfolio Manager
Since 2000
Richard D. Lee, CFA
Since 2018
Ethan J. Meyers, CFA
Since 2000
John M. Montgomery
Since 2011
Westfield has subadvised the Fund since 2000.
Investment Objective
The Fund seeks long-term growth of capital.
William A. Muggia

Richard D. Lee, CFA

Ethan J. Meyers, CFA

John M. Montgomery

Management’s Discussion of
Fund Performance
Market Review
U.S. equity markets advanced with determination throughout much of the year, only to give back a substantial portion of those gains in October. While stocks had shrugged off increasingly loud political rhetoric concerning matters of trade between the U.S. and its biggest trading partners, fears of an economic slowdown have become more tangible as pockets of weakness have surfaced and signs of de-escalating trade tensions remain absent. We are closely watching developments with regard to growth, inflation, and credit for signs of a potential harbinger of things to come, but no signals currently reflect a changing trajectory. As always, we endeavor to identify those companies with the best fundamental prospects based on rigorous, bottom-up research as we believe they will offer the highest rewards over a complete market cycle.
Performance
Harbor Small Cap Growth Fund returned 4.97% (Institutional Class), 5.11% (Retirement Class), 4.76% (Administrative Class), and 4.58% (Investor Class) for the 12-month period ended October 31, 2018, outperforming the Russell 2000® Growth Index, which advanced 4.13%. Investments in Information Technology, Consumer Discretionary, and Energy offset relative weakness in Materials and Health Care.
Information Technology contributed 364 basis points (bps) to relative returns during the period, nearly entirely via stock selection. Zendesk, Inc., which offers a high-quality and differentiated customer service platform, was the sector’s top relative performer. The company’s product is able to integrate with social media seamlessly, differentiating Zendesk from older call center and customer service products that are not built to support these next-generation applications. Based on our research, the company’s sales force is strategically focused on providing enterprise solution sales and, as a result, average deal sizes are increasing. We believe this continued shift toward enterprise customers should be good for Zendesk’s long term prospects, allowing them to achieve substantial growth over the next several years. Ultimate Software Group, Inc., a developer of web-based payroll and workforce management software solutions, also drove the sector’s relative outperformance. We met with the company at a human resources technology industry trade show and walked away feeling positive about both the broader industry as well as the company itself, which is gaining market share. The company recently delivered high-quality quarterly results with record bookings and incremental upside from acquisitions, and raised its forward guidance for the third quarter as well as for the entire fiscal year. Incremental details around a recently-announced acquisition released in mid-October should be supportive of our bullish thesis, which centers around the company’s open-ended growth story.
Consumer Discretionary was another top driver of the Fund’s relative returns. Eldorado Resorts Inc., an operator of hotels, resorts, and casinos, was the sector’s top relative performer. The company announced in early September that it had entered into a sports betting partnership which should enable it to benefit from growth in this market as it becomes increasingly legalized. Importantly, we believe the partnership is unlike the typical joint ventures that have been formed by other casino operators in that it should offer Eldorado substantially higher upside. We remain excited about our investment given healthy underlying regional gaming trends and the company’s diverse and stable asset base. Also, positively impacting the sector’s relative performance was the Fund’s position in specialty apparel retailer American Eagle Outfitters, Inc. We purchased the stock in January on the premise that the company was facing favorable same-store margin comparisons and continued attractive growth prospects for its young adult
18

Harbor Small Cap Growth Fund
Managers’ Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2008 through 10/31/2018
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2018
	1 Year	Annualized
		5 Years	10 Years
Harbor Small Cap Growth Fund
Institutional Class	4.97%	8.98%	13.99%
Retirement Class[1]	5.11	9.04	14.02
Administrative Class	4.76	8.64	13.69
Investor Class	4.58	8.57	13.57
Comparative Index
Russell 2000® Growth	4.13%	8.75%	13.89%
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratios were 0.87% (Institutional Class); 0.79% (Retirement Class); 1.12% (Administrative Class); and 1.24% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
loungewear concept in addition to tax reform tailwinds. The brand stands out to us as one which has demonstrated greater consistency of sales and profitability, with strong brand identity and recognized leadership in the denim product category, which we believe is one of the most important within the apparel industry.
Energy was also a top source of strength in terms of relative performance. RSP Permian, Inc., which acquires, explores, and develops oil and gas resources in the Permian Basin of West Texas, was the sector’s top relative performer. The foundation of our investment in the company was our belief that RSP Permian maintains premier geological exposure and has shown a track record of execution. In late March, news broke that the company had entered into an agreement with Concho Resources, Inc. to be acquired as part of Concho’s strategy to expand its Permian Basin portfolio, resulting in a combined entity that will become the biggest operator in the region. We have since sold the shares in Concho given the company’s current market capitalization.
Partially offsetting some of the Fund’s relative outperformance during the year was weakness in Materials, where a combination of an overweight position in the sector as well as stock-specific weakness within the group delivered 104 bps of relative losses. Supplier of construction materials and infrastructure services Summit Materials, Inc. was the sector’s largest detractor from performance. The shares have languished in light of Wall Street estimate cuts which materialized on the heels of extremely wet weather in September and October. Furthermore, investors punished the shares given the company’s high leverage as, in our opinion, investors sought to de-risk their portfolios.
The Health Care sector was also an area of underperformance, where investments cost the Fund 80 bps in relative gains. Clovis Oncology, Inc., a developer of innovative anti-cancer agents, was the Fund’s largest detractor in the sector. We resolved to sell the stock after the company presented initial clinical trial results in October that showed its anti-cancer agent Rubraca had limited activity in treating prostate cancer. We had initially been invested in the shares given our expectations for the company’s market potential and the fact that Clovis represented a possible acquisition target, but determined that its risk/reward profile had changed. Also negatively impacting the sector’s relative returns was the Fund’s position in Prothena Corp. Plc, a biotechnology company focused on the discovery and development of novel antibodies. The stock traded down sharply in April after the company announced that it would discontinue its development of NEO001, a compound targeted as a treatment of AL amyloidosis (a condition where an abnormal protein builds up in one’s organs). We had managed the position size heading into the event, and sold the position in its entirety in May.
Outlook & Strategy
Going forward, we are closely monitoring undercurrents within the market as well as our own risk measures to assess the best areas to commit capital. In our opinion, the U.S. economy remains strong, but as the recent market performance has shown, fears of slowing growth are rising and certain pockets of the market warrant more careful consideration. That said, we believe the traditional warning signals of an impending recession remain largely absent today, despite the market rout experienced in October.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
19

Harbor Small Cap Growth Fund
Managers’ Commentary—Continued

This report contains the current opinions of Westfield Capital Management Company, L.P. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Please note that Richard Lee was added to the portfolio management team as of March 1, 2018. Although Mr. Lee is a new portfolio manager for the Fund, he has been a member of Westfield’s Investment Committee since 2004.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
20

Harbor Small Cap Growth Fund
Fund Summary—October 31, 2018 (Unaudited)

TOP Holdings (% of net assets)
❶	ICON plc	2.6%
❷	BIO-RAD Laboratories Inc.	2.4%
❸	Ultimate Software Group Inc.	2.4%
❹	Ascendis Pharma A/S ADR	2.2%
❺	Integra LifeSciences Holdings Corp.	2.2%
❻	LPL Financial Holdings Inc.	2.2%
❼	Madison Square Garden Co.	2.2%
❽	American Eagle Outfitters Inc.	2.1%
❾	Dave & Buster’s Entertainment Inc.	2.0%
❿	Teledyne Technologies Inc.	2.0%

Sector Allocation (% of investments)
(Excludes cash and short-term investments)
21

Harbor Small Cap Growth Fund
Portfolio of Investments—October 31, 2018

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—97.6%
Shares		Value
AEROSPACE & DEFENSE—3.8%
187,555	HEICO Corp.	$ 12,502
65,885	Teledyne Technologies Inc.*	14,579
		27,081
BANKS—1.5%
262,940	Bank of NT Butterfield & Son Ltd. (Bermuda)	10,594
BIOTECHNOLOGY—8.2%
241,852	Acceleron Pharma Inc.*	12,279
234,391	Apellis Pharmaceuticals Inc.*	3,279
246,230	Ascendis Pharma A/S ADR (Denmark)*,1	15,830
108,356	Blueprint Medicines Corp.*	6,585
317,000	Fate Therapeutics Inc.*	3,950
83,620	Fibrogen Inc.*	3,585
735,209	Ironwood Pharmaceuticals Inc.*	9,631
262,650	Momenta Pharmaceuticals Inc.*	3,285
		58,424
CAPITAL MARKETS—3.3%
215,320	Hamilton Lane Inc.	8,264
253,342	LPL Financial Holdings Inc.	15,606
		23,870
CHEMICALS—3.0%
143,060	Ingevity Corp.*	13,030
156,710	Trinseo SA (Luxembourg)	8,443
		21,473
COMMERCIAL SERVICES & SUPPLIES—1.9%
127,270	MSA Safety Inc.	13,292
COMMUNICATIONS EQUIPMENT—1.9%
210,550	Acacia Communications Inc.*	7,257
522,355	Viavi Solutions Inc.*	6,023
		13,280
CONSTRUCTION MATERIALS—0.8%
429,841	Summit Materials Inc.*	5,803
CONSUMER FINANCE—1.0%
97,718	Green Dot Corp.*	7,401
CONTAINERS & PACKAGING—1.8%
288,130	Berry Global Group Inc.*	12,568
DIVERSIFIED CONSUMER SERVICES—4.4%
93,190	Bright Horizons Family Solutions Inc.*	10,709
284,707	Frontdoor Inc.*	9,694
250,725	Servicemaster Global Holdings Inc.*	10,751
		31,154
ENTERTAINMENT—3.2%
373,651	Lions Gate Entertainment Corp. Class B (Canada)	6,647
57,749	Madison Square Garden Co.*	15,975
		22,622
HEALTH CARE EQUIPMENT & SUPPLIES—7.3%
85,713	Cantel Medical Corp.	6,784
93,050	Haemonetics Corp.*	9,721
288,920	Integra LifeSciences Holdings Corp.*	15,478
83,981	Masimo Corp.*	9,708
COMMON STOCKS—Continued
Shares		Value
HEALTH CARE EQUIPMENT & SUPPLIES—Continued
129,790	Novocure Ltd. (Jersey)*	$ 4,301
220,100	Wright Medical Group NV (Netherlands)*	5,938
		51,930
HEALTH CARE TECHNOLOGY—1.4%
165,920	Evolent Health Inc.*	3,684
89,142	Omnicell Inc.*	6,302
		9,986
HOTELS, RESTAURANTS & LEISURE—3.2%
235,910	Dave & Buster's Entertainment Inc.	14,048
245,092	Eldorado Resorts Inc.*	8,946
		22,994
INSURANCE—1.4%
130,627	Kemper Corp.	9,822
IT SERVICES—4.2%
218,890	Interxion Holding NV (Netherlands)*	12,886
51,547	WEX Inc.*	9,070
162,195	WNS Holdings Ltd. ADR (Jersey)*,1	8,141
		30,097
LIFE SCIENCES TOOLS & SERVICES—5.0%
62,615	BIO-RAD Laboratories Inc.*	17,085
135,444	ICON plc (Ireland)*	18,702
		35,787
MACHINERY—3.8%
261,260	Flowserve Corp.	11,992
107,140	Lincoln Electric Holdings Inc.	8,669
281,080	Milacron Holdings Corp.*	3,935
253,180	NN Inc.	2,937
		27,533
MARINE—0.5%
105,010	Matson Inc.	3,684
MEDIA—1.5%
144,014	Nexstar Media Group Inc.	10,785
OIL, GAS & CONSUMABLE FUELS—5.3%
608,820	Centennial Resource Development Inc.*	11,665
299,030	PBF Energy Inc.	12,515
864,160	WPX Energy Inc.*	13,861
		38,041
PHARMACEUTICALS—5.8%
146,811	Catalent Inc.*	5,922
1,845,279	Correvio Pharma Corp. (Canada)*	6,237
359,990	Cymabay Therapeutics Inc.*	3,798
267,405	Intersect ENT Inc.*	7,503
431,660	Medicines Co.*	10,041
189,960	Zogenix Inc.*	7,933
		41,434
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.1%
216,585	HFF Inc.*	7,959
ROAD & RAIL—1.3%
167,910	Ryder System Inc.	9,287
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.4%
152,460	Advanced Energy Industries Inc.*	6,560

22

Harbor Small Cap Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—Continued
126,530	Inphi Corp.*	$ 4,049
80,280	Monolithic Power Systems Inc.	9,483
402,285	Ultra Clean Holdings Inc.*	4,232
		24,324
SOFTWARE—10.0%
148,644	Alarm.com Holdings Inc.*	6,612
61,131	Commvault Systems Inc.*	3,559
89,490	Nice Ltd. ADR (Israel)*,1	9,480
740,270	Nuance Communications Inc.*	12,873
114,284	Proofpoint Inc.*	10,394
112,164	Tableau Software Inc.*	11,966
62,956	Ultimate Software Group Inc.*	16,786
		71,670
SPECIALTY RETAIL—4.3%
663,740	American Eagle Outfitters Inc.	15,306
143,010	National Vision Holdings Inc.*	5,925
897,980	Party City Holdco Inc.*	9,402
		30,633
COMMON STOCKS—Continued
Shares		Value
TRADING COMPANIES & DISTRIBUTORS—3.3%
343,926	Rush Enterprises Inc.	$ 12,172
452,000	Univar Inc.*	11,128
		23,300
TOTAL COMMON STOCKS
(Cost $678,811)		696,828
TOTAL INVESTMENTS—97.6%
(Cost $678,811)		696,828
CASH AND OTHER ASSETS, LESS LIABILITIES—2.4%		17,432
TOTAL NET ASSETS—100.0%		$714,260

FAIR VALUE MEASUREMENTS
All investments at October 31, 2018 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at October 31, 2018 or 2017.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
AFFILIATED TRANSACTIONS
Certain of the Fund’s investments are in companies that are considered to be affiliated companies of the Fund because the Fund owned more than 5% of the outstanding voting securities of the company during the period November 1, 2017 through October 31, 2018. Transactions during the period in securities of these companies were as follows:
Security Name	Beginning Balance as of 11/01/2017 (000s)	Purchases (000s)	Sales (000s)	Net Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Net Dividend Income (000s)	Ending Balance as of 10/31/2018 (000s)
Correvio Pharma Corp. (Canada)[2]	$3,014	$1,236	$(240)	$(1,375)	$3,602	$–	$6,237

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	Previously known as Cardiome Pharma Corp.
The accompanying notes are an integral part of the Financial Statements.
23

Harbor Small Cap Growth Opportunities Fund
Managers’ Commentary (Unaudited)

Subadviser
Elk Creek Partners, LLC
44 Cook Street
Suite 705
Denver, CO 80206
Portfolio Managers
Cam Philpott, CFA
Since 2014
David Hand, CFA
Since 2014
Hiren Patel, Ph.D.
Since 2014
Sean McGinnis, CFA
Since 2014
Elk Creek has subadvised the Fund since 2014.
Investment Objective
The Fund seeks long-term growth of capital.
Cam Philpott, CFA

David Hand, CFA

Hiren Patel, Ph.D.

Sean McGinnis, CFA

Management’s Discussion of
Fund Performance
Market REVIEW
Stocks were strong for much of the fiscal year due in part to tax legislation that moved through Congress and was ultimately signed into law by President Trump near the end of 2017. Regarding small cap companies, we expect the overall effect should be relatively positive as tax rates drop from the mid-to-upper 30% into the low 20% range. Of course, each company must be addressed individually to determine the ultimate effect.
In early February, volatility returned to the market with a sudden fury. The CBOE Volatility Index posted a historically massive one-day increase on February 5th, and that increase was correlated with dramatic collateral moves in the financial markets. Stock prices subsequently recovered from the end of February through the spring and summer. October then saw another large sell-off that seemed to start based on valuation concerns in sectors of the market that had previously been in market favor, then gained momentum on growth concerns through the end of the month.
Performance
For the 12-month period ended October 31, 2018, Harbor Small Cap Growth Opportunities Fund returned 10.55% (Institutional Class), 10.53% (Retirement Class), 10.26% (Administrative Class), and 10.12% (Investor Class), outperforming its benchmark, the Russell 2000® Growth Index, which was up 4.13% for the same period.
Small cap stocks have underperformed large cap stocks over the period, as represented by the Russell 1000® Index return of 6.98% and the Russell 2000® Index return of 1.85%. Within small cap stocks, growth has outperformed value with the Russell 2000® Growth Index posting a return of 4.13% versus the Russell 2000® Value return of -0.59%, in the same period.
Performance of the Fund has been driven primarily by stock selection, which is consistent with our team’s investment process and reflected in our longer-term track record. The sector in which stock selection most helped the Fund was Health Care. Stock selection in the Industrials sector detracted from performance over the last fiscal year. Sector allocation is not a primary focus of our investment strategy.
Cerus Corp., a viral pathogen-inactivation company for blood-based products, was a strong contributor for the Fund over the fiscal year. Cerus’ products continue to demonstrate growth rates above their respective markets, and the company had positive European data from a pivotal trial that could lead to a new product application overseas, opening a large market opportunity.
Biotechnology company, Sarepta Therapeutics, Inc., focused on Duchenne’s Muscular Dystrophy, was another positive performer for the Fund. The company experienced commercial success in its first year of marketing Exondys 51, and we continue to be optimistic about this drug’s growth prospects as we believe the market dynamics favor the product. Also, a potentially competitive therapy, using a genetic approach, ran into issues during early clinical development, which caused that trial to be halted. Meanwhile Sarepta’s genetic trials showed promising improvement, though the data is still far from finishing clinical trials. We sold this position because its market capitalization appreciated outside of our universe during the period.
World Wrestling Entertainment, a global professional wrestling, integrated media, and entertainment company, was another contributor. Operationally, the company has delivered better than expected results recently, and it also finalized significantly better financial terms for the company’s upcoming broadcast contract renewal.
24

Harbor Small Cap Growth Opportunities Fund
Managers’ Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 02/01/2014 through 10/31/2018
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2018
	1 Year	5 Years	Annualized
			Life of Fund
Harbor Small Cap Growth Opportunities Fund
Institutional Class[1]	10.55%	N/A	8.09%
Retirement Class[1,2]	10.53	N/A	8.12
Administrative Class[1]	10.26	N/A	7.94
Investor Class[1]	10.12	N/A	7.68
Comparative Index
Russell 2000® Growth[1]	4.13%	N/A	8.25%
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratios were 0.89% (Institutional Class); 0.81% (Retirement Class); 1.14% (Administrative Class); and 1.26% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
MaxLinear, Inc., an analog and mixed-signal semiconductor company, was a detractor for the Fund. Between a delay in Chinese optical orders and the short-lived U.S. ban on Chinese telecom company, ZTE, investors were concerned about MaxLinear’s near-term revenues. We believe that these concerns were overly magnified, leading to a disproportionate decline in the stock compared to the relative potential impact of these issues.
Software company, Synchronoss Technologies, Inc., that provides solutions for mobile devices, was a poor performer after delaying filing financial statements, resulting in a suspension from the NASDAQ. This development created a short-term imbalance in the shareholder base independent of the company’s fundamentals. The company did eventually file financial statements and resolved outstanding issues with NASDAQ resulting in its reinstatement on the exchange.
Shares of NN, Inc., a diversified machining company, declined despite posting solid operational results. Industrial stocks, as a sector, were weak later in the fiscal year relative to their respective benchmarks as investor concerns over trade and global economic growth have intensified. NN, Inc. has underperformed its peer group because it has relatively higher debt compared to other industrial companies. Given NN Inc.’s higher exposure to healthcare end-markets, we are comfortable with the company’s balance sheet and remain patient with this investment.
Outlook & StRategy
Equities performed well for much of 2018, providing investors with a boost of optimism. It remains to be seen if October’s sell off in equities will continue into the end of the calendar year or beyond. We are looking to quarterly results reported in November to give us the next clues as to whether or not the growth concerns driving the market’s downturn are well founded.
In this environment, it is important to reiterate that we continue to stay disciplined and committed to our longstanding investment style and process. Over the past several months, consistent with our typical behavior, we reduced some positions due to price appreciation, and some positions were exited entirely upon achieving price targets. We remain optimistic about the fundamentals of the holdings in the portfolio, and we look forward to upcoming earnings reports in the weeks to come.

1	The “Life of Fund” return as shown reflects the period 02/01/2014 through 10/31/2018.
2	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Elk Creek Partners, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
25

Harbor Small Cap Growth Opportunities Fund
Fund Summary—October 31, 2018 (Unaudited)

TOP Holdings (% of net assets)
❶	Interxion Holding NV	2.7%
❷	Quotient Technology Inc.	2.7%
❸	MaxLinear Inc.	2.6%
❹	Evolent Health Inc.	2.4%
❺	Cerus Corp.	2.2%
❻	Pacira Pharmaceuticals Inc.	2.1%
❼	Electronics for Imaging Inc.	1.8%
❽	Inphi Corp.	1.6%
❾	Iridium Communications Inc.	1.6%
❿	Surgery Partners Inc.	1.6%

Sector Allocation (% of investments)
(Excludes cash and short-term investments)
26

Harbor Small Cap Growth Opportunities Fund
Portfolio of Investments—October 31, 2018

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—97.5%
Shares		Value
AEROSPACE & DEFENSE—1.0%
192,633	Maxar Technologies Ltd. (Canada)	$ 2,872
AIR FREIGHT & LOGISTICS—1.6%
40,950	Atlas Air Worldwide Holdings Inc.*	2,114
91,477	Echo Global Logistics Inc.*	2,352
		4,466
BANKS—2.3%
53,693	Chemical Financial Corp.	2,516
56,978	FB Financial Corp.	2,079
77,695	Tristate Capital Holdings Inc.*	1,959
		6,554
BEVERAGES—0.9%
162,536	Primo Water Corp.*	2,709
BIOTECHNOLOGY—6.5%
28,649	BioSpecifics Technologies Corp.*	1,755
140,542	Halozyme Therapeutics Inc.*	2,183
41,654	Intercept Pharmaceuticals Inc.*	3,999
15,838	Ligand Pharmaceuticals Inc.*	2,610
100,943	PTC Therapeutics Inc.*	3,888
37,238	Spark Therapeutics Inc.*	1,676
86,500	Tesaro Inc.*	2,498
		18,609
COMMERCIAL SERVICES & SUPPLIES—2.4%
114,922	Advanced Disposal Services Inc.*	3,113
89,677	Healthcare Services Group Inc.	3,640
		6,753
COMMUNICATIONS EQUIPMENT—3.2%
225,347	Casa Systems Inc.*	3,245
574,285	Infinera Corp.*	3,181
149,379	Quantenna Communications Inc.*	2,683
		9,109
CONSTRUCTION & ENGINEERING—1.5%
96,130	Mastec Inc.*	4,183
CONSUMER FINANCE—1.0%
38,612	Green Dot Corp.*	2,924
DIVERSIFIED CONSUMER SERVICES—1.9%
68,340	Adtalem Global Education Inc.*	3,460
76,234	Chegg Inc.*	2,080
		5,540
DIVERSIFIED TELECOMMUNICATION SERVICES—1.6%
226,023	Iridium Communications Inc.*	4,478
ELECTRICAL EQUIPMENT—0.5%
123,032	Power Solutions International Inc.*	1,476
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.4%
63,112	Methode Electronics Inc.	1,868
43,513	MTS Systems Corp.	2,060
		3,928
FOOD & STAPLES RETAILING—0.4%
33,357	Chefs' Warehouse Inc.*	1,122
FOOD PRODUCTS—1.1%
83,071	Freshpet Inc.*	3,165
COMMON STOCKS—Continued
Shares		Value
HEALTH CARE EQUIPMENT & SUPPLIES—5.8%
928,406	Cerus Corp.*	$ 6,220
74,091	Cryolife Inc.*	2,296
339,220	Invacare Corp.	4,383
132,291	Wright Medical Group NV (Netherlands)*	3,569
		16,468
HEALTH CARE PROVIDERS & SERVICES—2.5%
336,863	R1 RCM Inc.*	2,853
326,125	Surgery Partners Inc.*	4,432
		7,285
HEALTH CARE TECHNOLOGY—5.5%
310,014	Evolent Health Inc.*	6,882
164,544	Nextgen Healthcare Inc.*	2,430
27,900	Omnicell Inc.*	1,973
25,910	Teladoc Inc.*	1,797
77,510	Vocera Communications Inc.*	2,690
		15,772
HOTELS, RESTAURANTS & LEISURE—3.7%
11,642	Churchill Downs Inc.	2,906
54,537	Dave & Buster's Entertainment Inc.	3,248
324,716	Playa Hotels & Resorts NV (Netherlands)*	2,789
52,432	Red Robin Gourmet Burgers Inc.*	1,583
		10,526
INSURANCE—2.4%
44,239	Kinsale Capital Group Inc.	2,641
154,256	National General Holdings Corp.	4,298
		6,939
INTERNET & DIRECT MARKETING RETAIL—4.1%
110,965	NutriSystem Inc.	3,946
592,530	Quotient Technology Inc.*	7,626
		11,572
IT SERVICES—6.5%
83,876	Carbonite Inc.*	2,869
56,419	Cardtronics plc (United Kingdom)*	1,532
72,895	EVO Payments Inc.*	1,731
70,180	GTT Communications Inc.*	2,519
131,843	InterXion Holding NV (Netherlands)*	7,762
43,453	WNS Holdings Ltd. ADR (India)*,1	2,181
		18,594
LEISURE PRODUCTS—0.7%
173,314	Nautilus Inc.*	2,120
MACHINERY—6.1%
95,896	Actuant Corp.	2,287
75,509	CIRCOR International Inc.	2,455
136,922	Kornit Digital Ltd. (Israel)*	2,528
109,193	Meritor Inc.*	1,855
284,239	NN Inc.	3,297
162,056	REV Group Inc.	1,768
117,026	Rexnord Corp.*	3,137
		17,327
MEDIA—1.0%
39,645	World Wrestling Entertainment Inc.	2,878
OIL, GAS & CONSUMABLE FUELS—3.2%
292,420	Callon Petroleum Co.*	2,915

27

Harbor Small Cap Growth Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
OIL, GAS & CONSUMABLE FUELS—Continued
81,529	Carrizo Oil & Gas Inc.*	$ 1,485
89,321	Matador Resources Co.*	2,576
32,603	SM Energy Co.	794
208,635	SRC Energy Inc.*	1,477
		9,247
PHARMACEUTICALS—3.9%
112,324	Medicines Co.*	2,613
123,028	Pacira Pharmaceuticals Inc.*	6,015
817,785	Teligent Inc.*	2,625
		11,253
PROFESSIONAL SERVICES—1.4%
100,610	WageWorks Inc.*	4,005
ROAD & RAIL—1.3%
246,752	Daseke Inc.*	1,500
35,251	Saia Inc.*	2,216
		3,716
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.2%
145,911	Inphi Corp.*	4,669
380,922	MaxLinear Inc.*	7,394
		12,063
SOFTWARE—5.3%
91,880	Benefitfocus Inc.*	3,265
26,924	Imperva Inc.*	1,490
34,961	LogMeIn Inc.	3,011
249,083	Onespan Inc.*	3,655
645,406	Synchronoss Technologies Inc.*	3,821
		15,242
SPECIALTY RETAIL—4.5%
118,506	Boot Barn Holdings Inc.*	2,925
147,120	Camping World Holdings Inc.	2,523
101,401	Guess? Inc.	2,154
COMMON STOCKS—Continued
Shares		Value
SPECIALTY RETAIL—Continued
75,452	National Vision Holdings Inc.*	$ 3,126
190,565	Party City Holdco Inc.*	1,995
		12,723
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.8%
165,639	Electronics for Imaging Inc.*	5,044
TEXTILES, APPAREL & LUXURY GOODS—1.1%
75,803	G-III Apparel Group Ltd.*	3,022
THRIFTS & MORTGAGE FINANCE—1.5%
63,712	Essent Group Ltd. (Bermuda)*	2,512
68,070	Meta Financial Group Inc.	1,718
		4,230
TRADING COMPANIES & DISTRIBUTORS—1.1%
75,908	Beacon Roofing Supply Inc.*	2,118
111,317	Foundation Building Materials Inc.*	1,061
		3,179
WATER UTILITIES—0.9%
155,552	Aquaventure Holdings Ltd. (Virgin Islands)*	2,605
WIRELESS TELECOMMUNICATION SERVICES—1.7%
577,995	Gogo Inc.*	3,306
41,451	Shenandoah Telecommunications Co.	1,576
		4,882
TOTAL COMMON STOCKS
(Cost $272,448)		278,580
TOTAL INVESTMENTS—97.5%
(Cost $272,448)		278,580
CASH AND OTHER ASSETS, LESS LIABILITIES—2.5%		7,182
TOTAL NET ASSETS—100.0%		$285,762

FAIR VALUE MEASUREMENTS
All investments at October 31, 2018 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at October 31, 2018 or 2017.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
The accompanying notes are an integral part of the Financial Statements.
28

Harbor Large Cap Value Fund
Managers' Commentary (Unaudited)

Subadviser
Aristotle Capital Management, LLC
11100 Santa
Monica Boulevard
Suite 1700
Los Angeles, CA 90025
Portfolio Manager
Howard Gleicher, CFA
Since 2012
Gregory D. Padilla, CFA
Since 2018
Aristotle has subadvised the Fund since 2012.
Investment Objective
The Fund seeks long-term total return.
Howard Gleicher, CFA

Gregory D. Padilla, CFA

Management’s Discussion of
Fund Performance
Markets Review
A strong U.S. economy, labor market strength and robust corporate profits, which received a boost in December when Congress passed the Tax Cuts and Jobs Act of 2017, provided a steady macroeconomic backdrop for equities during much of the period. Markets finished 2017 strong and continued their historic run in January, as the S&P 500 Index had its best month since March 2016. However, volatility, notably absent during the U.S. market’s rally in 2017, began to build in February, causing equity markets to suffer their first quarterly loss in over two years. Stronger-than-expected wage growth ignited fears that rising inflation would force the U.S. Federal Reserve (Fed) to raise interest rates faster than previously anticipated and caused U.S. stocks to briefly fall into correction territory. After equity markets regained their poise, they retested quarterly lows in March on news that President Trump would pursue tariffs on foreign steel and aluminum.
Markets shrugged off escalating trade tensions during the second quarter on momentum set by earnings and U.S. economic data. According to FactSet, first quarter earnings per share for companies in the S&P 500 Index grew 24% year over year, the highest growth since 2010. Strong quarterly profits were boosted in roughly equal parts by improving business fundamentals and the newly lowered corporate tax rate. Equity markets continued their rally in the third quarter, with the S&P 500 Index rising 7.71%, its best quarter since 2013. GDP data released over the summer showed the U.S. economy accelerated 4.2% on an annualized basis during the second quarter, its fastest pace in nearly four years. Consumer spending, buoyed by lower taxes, job growth and rising wages, was the key driver behind the pickup in growth. A jump in exports ahead of the scheduled implementation of new tariffs also helped. Meanwhile, according to FactSet, approximately 80% of S&P 500 companies reported earnings per share above mean estimates, the highest percentage since it began tracking the data.
U.S. equity markets retreated in October. A number of macroeconomic headwinds, including worse-than-expected quarterly results from some of the largest technology companies, tightening by the Fed as it attempts to normalize monetary policy, continued fears of trade wars and their effect on corporate profits, and worries about slowing growth outside of the U.S., were key drivers in the market’s decline. Until a feverish rally in the last couple of trading sessions, the sell-off briefly wiped out all of the year-to-date gains for the S&P 500 Index. Despite the decline—the 6.84% fall for the S&P 500 Index was its worst monthly drop since September 2011—news on the macroeconomic front was still generally positive. While the economy’s growth rate dipped from the second quarter, the economy still grew at a 3.5% annual rate during the third quarter on strong consumer and business spending.
Performance
For the fiscal year ended October 31, 2018, Harbor Large Cap Value Fund generated a total return of 0.11% (Institutional Class), 0.18% (Retirement Class), -0.23% (Administrative Class), and -0.27% (Investor Class). These returns underperformed the 3.03% return of the Russell 1000® Value Index.
The majority of the underperformance was attributable to security selection, but sector allocation also detracted. The primary detractors from relative return were stock selection in the Financials, Industrials and Energy sectors. Meanwhile, the primary contributor was security selection in Consumer Staples. Also adding value was stock selection in, as well as an overweight to, Information Technology.
Petroleum and natural gas exploration company EQT was a top detractor to relative return. During the first calendar quarter of 2018, EQT’s stock price was down in line with peers due to negative sentiment toward natural gas. Also during the quarter, the company revealed
29

Harbor Large Cap Value Fund
Managers' Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2008 through 10/31/2018
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2018
	1 Year	Annualized
		5 Years	10 Years
Harbor Large Cap Value Fund
Institutional Class	0.11%	10.60%	11.57%
Retirement Class[1]	0.18	10.64	11.59
Administrative Class	-0.23	10.29	11.26
Investor Class	-0.27	10.18	11.14
Comparative Index
Russell 1000® Value	3.03%	8.61%	11.30%
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratios were 0.68% (Net) and 0.72% (Gross) (Institutional Class); 0.60% (Net) and 0.64% (Gross) (Retirement Class); 0.93% (Net) and 0.97% (Gross) (Administrative Class); and 1.05% (Net) and 1.09% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2019. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
that Steven Schlotterbeck resigned as CEO, effective immediately. As such, we put the company on hold and conducted a sale review. The conclusion of such a review was that, if we did not own EQT, we would wait to invest until we studied the go-forward business model and changes to leadership.
On one hand, in a relatively short time (we first invested in the company during the third quarter of 2016), EQT fulfilled our expectations of major catalysts, including prior acquisitions that were used to extend lateral drilling capabilities and the company’s decision to spin off its midstream business in order to better realize shareholder value. But uncertainties arose, as the large acquisition of Rice Energy is somewhat controversial; also, the Rice acquisition was spearheaded by Mr. Schlotterbeck, who abruptly resigned over disputes with the board, prompting the sale of our investment in the company during 2018’s third calendar quarter.
Computer software company Adobe Systems was a top contributor to relative return, reporting solid financial results and executing well across its businesses, with steady Creative Cloud renewal rates and increasing penetration of Experience Cloud. Adobe continues to build on the vision of becoming the “Experience System of Record,” bringing together the power of data, content and intelligent services to help companies become an “Experience Business.” Adobe also announced a strategic partnership with company NVIDIA in March to enhance Adobe Sensei, its artificial intelligence system, which can deliver greater value to its customers through Creative Cloud, Document Cloud and Experience Cloud. This is another example of how the company enhances new tools and technologies to provide an improving experience to its customers.
Outlook & Strategy
While the headlines focus on interest rates, politics, trade war rhetoric and other short-term news, we will continue to direct our time and energy toward understanding the fundamentals of businesses in our investment universe. We firmly believe that a focus on trying to uncover exceptional businesses trading meaningfully below our estimate of their intrinsic worth, with catalysts that are in their control, is the best way for a manager to add value. In our view such thinking helps us identify companies that can possess sustainable competitive advantages and appear poised to outperform their peers over a market cycle.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Aristotle Capital Management, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
30

Harbor Large Cap Value Fund
Fund Summary—October 31, 2018 (Unaudited)

TOP Holdings (% of net assets)
❶	Adobe Systems Inc.	4.7%
❷	Microsoft Corp.	3.9%
❸	Bank of America Corp.	3.1%
❹	Danaher Corp.	3.1%
❺	Amgen Inc.	3.0%
❻	PayPal Holdings Inc.	2.9%
❼	Coca-Cola Co.	2.8%
❽	Medtronic plc	2.7%
❾	Phillips 66	2.6%
❿	ANSYS Inc.	2.5%

Sector Allocation (% of investments)
(Excludes cash and short-term investments)
31

Harbor Large Cap Value Fund
Portfolio of Investments—October 31, 2018

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—96.0%
Shares		Value
AEROSPACE & DEFENSE—2.4%
139,000	General Dynamics Corp.	$ 23,989
BANKS—13.1%
3,070,000	Banco Bilbao Vizcaya SA ADR (Spain)[1]	16,793
1,105,000	Bank of America Corp.	30,387
168,000	BOK Financial Corp.	14,403
150,000	Cullen/Frost Bankers Inc.	14,688
351,000	East West Bancorp Inc.	18,406
180,000	JPMorgan Chase & Co.	19,624
2,400,000	Mitsubishi UFJ Financial Group Inc. ADR (Japan)[1]	14,448
		128,749
BEVERAGES—2.8%
565,000	Coca-Cola Co.	27,052
BIOTECHNOLOGY—4.4%
183,600	AbbVie Inc.	14,293
150,000	Amgen Inc.	28,919
		43,212
BUILDING PRODUCTS—2.0%
610,000	Johnson Controls International plc (Ireland)	19,502
CAPITAL MARKETS—2.5%
190,000	Ameriprise Financial Inc.	24,176
CHEMICALS—2.5%
230,000	PPG Industries Inc.	24,171
CONSTRUCTION MATERIALS—2.3%
130,000	Martin Marietta Materials Inc.	22,266
CONSUMER FINANCE—2.4%
264,000	Capital One Financial Corp.	23,575
ENERGY EQUIPMENT & SERVICES—2.0%
560,000	Halliburton Co.	19,421
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—2.7%
137,600	Equity Lifestyle Properties Inc.	13,029
131,000	Sun Communities Inc.	13,162
		26,191
FOOD & STAPLES RETAILING—4.5%
690,000	Kroger Co.	20,534
292,000	Walgreens Boots Alliance Inc.	23,293
		43,827
FOOD PRODUCTS—1.8%
415,000	Mondelez International Inc.	17,422
GAS UTILITIES—2.1%
375,000	National Fuel Gas Co.	20,359
HEALTH CARE EQUIPMENT & SUPPLIES—5.7%
303,000	Danaher Corp.	30,118
290,000	Medtronic plc (Ireland)	26,048
		56,166
COMMON STOCKS—Continued
Shares		Value
HEALTH CARE PROVIDERS & SERVICES—2.0%
470,000	Acadia Healthcare Co. Inc.*	$ 19,505
HOUSEHOLD DURABLES—4.6%
500,000	Lennar Corp. Class A	21,490
7,120	Lennar Corp. Class B	255
440,000	Sony Corp. ADR (Japan)[1]	23,817
		45,562
INSURANCE—1.9%
152,000	Chubb Ltd. (Switzerland)	18,986
INTERACTIVE MEDIA & SERVICES—2.3%
650,000	Twitter Inc.*	22,587
IT SERVICES—2.9%
338,000	PayPal Holdings Inc.*	28,456
MACHINERY—4.4%
370,000	Oshkosh Corp.	20,772
147,300	Parker-Hannifin Corp.	22,335
		43,107
OIL, GAS & CONSUMABLE FUELS—4.3%
250,000	Phillips 66	25,705
109,000	Pioneer Natural Resources Co.	16,052
		41,757
PERSONAL PRODUCTS—2.2%
402,000	Unilever NV (United Kingdom)	21,619
PHARMACEUTICALS—2.2%
247,000	Novartis AG ADR (Switzerland)[1]	21,603
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.3%
350,000	Microchip Technology Inc.	23,023
SOFTWARE—11.2%
188,000	Adobe Systems Inc.*	46,203
166,000	ANSYS Inc.*	24,825
361,000	Microsoft Corp.	38,559
		109,587
SPECIALTY RETAIL—2.5%
137,800	Home Depot Inc.	24,236
TOTAL COMMON STOCKS
(Cost $828,736)		940,106
TOTAL INVESTMENTS—96.0%
(Cost $828,736)		940,106
CASH AND OTHER ASSETS, LESS LIABILITIES—4.0%		39,663
TOTAL NET ASSETS—100.0%		$979,769

32

Harbor Large Cap Value Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
All investments at October 31, 2018 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at October 31, 2018 or 2017.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
The accompanying notes are an integral part of the Financial Statements.
33

Harbor Mid Cap Value Fund
Managers’ Commentary (Unaudited)

Subadviser
LSV Asset Management
155 North Wacker Dr.
Suite 4600
Chicago, IL 60606
Portfolio Managers
Josef Lakonishok, Ph.D.
Since 2004
Menno Vermeulen, CFA
Since 2004
Puneet Mansharamani, CFA
Since 2006
Greg Sleight
Since 2014
Guy Lakonishok, CFA
Since 2014
LSV has subadvised the Fund since 2004.
Investment Objective
The Fund seeks long-term total return.
Josef Lakonishok, Ph.D.

Menno Vermeulen, CFA

Puneet Mansharamani, CFA

Greg Sleight

Guy Lakonishok, CFA

Management’s Discussion of
Fund Performance
Market Review
The broad U.S. equity market as measured by the S&P 500 Index finished up 7.35% for the twelve months ended October 31, 2018. Equities continued their strong run in the beginning of the period as the S&P 500 Index advanced over 10% for the first three months of the period. However, volatility returned to the market in 2018, although U.S. equities still finished the period in positive territory. Large cap stocks as measured by the Russell 1000® Index which was up 6.98% held up better than small caps which gained just 1.85% as measured by the Russell 2000® Index. The Russell Midcap® Index finished up 2.79% for the twelve months ended October 31, 2018. Growth stocks significantly outperformed value stocks across all market capitalization segments. The Russell Midcap® Growth Index gained 6.14% while the Russell Midcap® Value Index was up just 0.16%.
While economic data continued to provide a positive backdrop for stocks, rising interest rates, trade tensions with China and the long bull market weighed on equity markets in 2018. The unemployment rate dropped to 3.7%, its lowest reading in almost 50 years and wages grew at the fastest rate since 2009. GDP growth surged recording gains of 4.2% in the second quarter of 2018 and 3.5% in the third quarter. Corporate earnings continued to show robust growth and consumer confidence reached near record highs. While there was some progress on trade with Mexico and Canada as well as the European Union, the trade tensions with China weighed on markets. Interest rates rose in the period as the U.S. Federal Reserve continued its gradual series of interest rate increases with four 25 basis point rate hikes in December, March, June and September. The 10-year U.S. Treasury yield reached 3.2% in October 2018 up from 2.35% at the beginning of the period.
From a sector perspective, Information Technology stocks led the way among mid cap value stocks over the past twelve months, advancing nearly 10%. Energy stocks also performed well returning 6% while Materials and Industrial stocks, which were negatively impacted by trade tensions lagged.
Performance
Harbor Mid Cap Value Fund returned -4.85% (Institutional Class), -4.75% (Retirement Class), -5.06% (Administrative Class), and -5.20% (Investor Class) compared to a slight gain of 0.16% for the Russell Midcap® Value Index for the fiscal year ended October 31, 2018. The most significant contributor to the underperformance in the period was the difficult environment for value stocks. Over the last several years value benchmarks have underperformed significantly. Up until this year, however, our comprehensive definition of value contributed to the strong results relative to the value benchmark. We define value stocks as those that are cheap on multiple measures of valuation including cash flow, earnings, book value and dividend yield. However, in 2018 stocks that we favor that are cheap on earnings yield and cash flow yield measures have struggled, contributing to the recent underperformance of the Fund.
The performance of the Fund’s holdings in the Information Technology and Industrials sectors negatively impacted results in the period. Our holdings in the semiconductor equipment industry struggled including Lam Research, Applied Materials and Amkor Technology. These stocks have been long term holdings that have done well over time but struggled over the last six months as semiconductor equipment stocks have come under pressure due to concerns of a down cycle in the chip industry. However, these stocks trade at very attractive multiples of earnings and cash flow and we remain overweight these stocks. Industrials have been negatively impacted by the tariff concerns and holdings ManpowerGroup, Wabash National Corp, Oshkosh Corp and Briggs & Stratton were all down 30%-40% over the last 12 months.
34

Harbor Mid Cap Value Fund
Managers’ Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2008 through 10/31/2018
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2018
	1 Year	Annualized
		5 Years	10 Years
Harbor Mid Cap Value Fund
Institutional Class	-4.85%	6.75%	13.56%
Retirement Class[1]	-4.75	6.79	13.58
Administrative Class	-5.06	6.49	13.29
Investor Class	-5.20	6.36	13.14
Comparative Index
Russell Midcap® Value	0.16%	8.11%	13.35%
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratios were 0.84% (Net) and 0.87% (Gross) (Institutional Class); 0.76% (Net) and 0.79% (Gross) (Retirement Class); 1.09% (Net) and 1.12% (Gross) (Administrative Class); and 1.21% (Net) and 1.24% (Gross) (Investor Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/28/2019. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Fund holdings that did well in the period included HCA Healthcare which advanced nearly 80% as the company reported better than expected earnings this year. Refiners Valero Energy and PBF Energy continued to do well and also contributed positively. Our exposure to department stores including Kohl’s Corp and Macy’s added value as department stores rebounded after struggling in 2017. Other contributors included NetApp in the Information Technology sector, Kroger in Consumer Staples and Universal Insurance Holdings in Financials.
Outlook & Strategy
Our portfolio decision making process is quantitative and driven by a proprietary model which ranks securities on fundamental measures of value and indicators of near-term appreciation potential and a portfolio construction process that controls for risk while maximizing the expected return of the portfolio. The objective of the model is to pick undervalued stocks with high near-term appreciation potential. The process is purely bottom-up with no emphasis placed on macro-economic analysis.
Sector weightings are a residual of our bottom-up stock selection process subject to minimum and maximum exposures to sectors and industries. At October 31, 2018, the Fund’s most significant sector exposures on an absolute basis are to Financials, Industrials, Information Technology and Consumer Discretionary stocks. Relative to the value benchmark, the Fund is overweight the Financial, Consumer Discretionary and Technology sectors. The Fund is underweight the Utilities, Real Estate and Health Care sectors.
The most significant changes in sector weights over the last 12 months were decreases in the relative exposure to Information Technology and Industrial stocks. While the weight to Information Technology stocks in the benchmark increased as a result of the annual Russell Index reconstitution, we sold or reduced the weight to several Information Technology stocks that did well including Applied Materials, Corning, Flex, NetApp, Netgear and Teradyne. Within Industrials we also sold or reduced the weight to Huntington Ingalls, Textron, Trinity Industries and Orbital ATK, which was acquired.
The most significant increase in relative sector weights was an increase to the Consumer Discretionary sector which is now overweight by nearly 5%. We initiated positions in Autonation, Big Lots, Borg Warner and Toll Brothers and added to Whirlpool, Dick’s Sporting Goods and several retailers including Kohl’s Corp, Macy’s and Dillards.
Given the recent pullback in the markets coupled with the continued strong cash flow and earnings of the Fund’s holdings, we believe the Fund’s holdings trade at attractive valuations. In our view, the companies the Fund holds are generating strong earnings and cash flows but are attractively valued which is reflected in the Fund’s portfolio characteristics.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of LSV Asset Management as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
35

Harbor Mid Cap Value Fund
Fund Summary—October 31, 2018 (Unaudited)

TOP Holdings (% of net assets)
❶	Entergy Corp.	1.9%
❷	FirstEnergy Corp.	1.8%
❸	Eastman Chemical Co.	1.4%
❹	HCA Healthcare Inc.	1.4%
❺	Kroger Co.	1.4%
❻	Cummins Inc.	1.3%
❼	Juniper Networks Inc.	1.3%
❽	Lam Research Corp.	1.3%
❾	Regions Financial Corp.	1.3%
❿	SunTrust Banks Inc.	1.3%

Sector Allocation (% of investments)
(Excludes cash and short-term investments)
36

Harbor Mid Cap Value Fund
Portfolio of Investments—October 31, 2018

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—99.7%
Shares		Value
AEROSPACE & DEFENSE—1.9%
29,700	Huntington Ingalls Industries Inc.	$ 6,489
136,400	Spirit AeroSystems Holdings Inc.	11,459
		17,948
AIR FREIGHT & LOGISTICS—0.4%
74,217	Atlas Air Worldwide Holdings Inc.*	3,831
AIRLINES—3.0%
79,057	Alaska Air Group Inc.	4,856
175,700	American Airlines Group Inc.	6,163
375,200	JetBlue Airways Corp.*	6,277
134,800	United Continental Holdings Inc.*	11,527
		28,823
AUTO COMPONENTS—2.3%
118,200	American Axle & Manufacturing Holdings Inc.*	1,793
76,500	BorgWarner Inc.	3,015
32,900	Cooper-Standard Holdings Inc.*	3,048
277,200	Goodyear Tire & Rubber Co.	5,838
46,300	Lear Corp.	6,153
68,500	Tenneco Inc.	2,359
		22,206
AUTOMOBILES—0.4%
91,600	Harley-Davidson Inc.	3,501
BANKS—7.1%
134,800	CIT Group Inc.	6,387
267,800	Citizens Financial Group Inc.	10,002
327,900	Fifth Third Bancorp	8,850
495,200	KeyCorp	8,993
739,400	Regions Financial Corp.	12,548
195,300	SunTrust Banks Inc.	12,237
164,900	Zions Bancorporation	7,759
		66,776
BEVERAGES—0.7%
110,500	Molson Coors Brewing Co.	7,072
BUILDING PRODUCTS—0.4%
76,600	Owens Corning	3,621
CAPITAL MARKETS—2.8%
91,900	Ameriprise Financial Inc.	11,693
144,135	Lazard Ltd. (Bermuda)	5,728
121,300	Legg Mason Inc.	3,423
329,374	Prospect Capital Corp.	2,237
45,400	Raymond James Financial Inc.	3,482
		26,563
CHEMICALS—4.2%
9,746	A. Schulman Inc. (Contingent Value Rights)*	19 [x]
69,000	Cabot Corp.	3,359
97,900	Celanese Corp.	9,490
112,122	Chemours Co.	3,701
163,800	Eastman Chemical Co.	12,834
289,700	Huntsman Corp.	6,339
70,400	Trinseo SA (Luxembourg)	3,793
		39,535
COMMERCIAL SERVICES & SUPPLIES—0.3%
20,712	LSC Communications Inc.	195
COMMON STOCKS—Continued
Shares		Value
COMMERCIAL SERVICES & SUPPLIES—Continued
304,900	Pitney Bowes Inc.	$ 2,019
55,233	RR Donnelley & Sons Co.	324
		2,538
COMMUNICATIONS EQUIPMENT—1.3%
405,100	Juniper Networks Inc.	11,857
CONSUMER FINANCE—2.2%
136,700	Ally Financial Inc.	3,474
150,200	Discover Financial Services	10,464
225,200	Navient Corp.	2,608
69,255	Nelnet Inc.	3,898
		20,444
CONTAINERS & PACKAGING—0.9%
260,946	Owens-Illinois Inc.*	4,089
95,900	WestRock Co.	4,121
		8,210
DIVERSIFIED FINANCIAL SERVICES—0.8%
120,000	Banco Latinoamericano de Comercio Exterior SA (Panama)	2,059
120,200	Voya Financial Inc.	5,260
		7,319
ELECTRIC UTILITIES—5.0%
82,400	Edison International	5,718
209,600	Entergy Corp.	17,596
467,700	FirstEnergy Corp.	17,436
205,254	PPL Corp.	6,239
		46,989
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.1%
76,400	Avnet Inc.	3,061
162,600	Corning Inc.	5,195
79,185	Methode Electronics Inc.	2,344
13,988	Synnex Corp.	1,086
41,800	Tech Data Corp.*	2,953
196,236	TTM Technologies Inc.*	2,296
154,200	Vishay Intertechnology Inc.	2,822
		19,757
ENERGY EQUIPMENT & SERVICES—0.2%
209,866	McDermott International Inc. (Panama)*	1,622
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—10.9%
205,100	Brixmor Property Group Inc.	3,323
286,300	CBL & Associates Properties Inc.	945
507,836	Franklin Street Properties Corp.	3,535
113,800	Gaming And Leisure Properties Inc.	3,834
211,000	Government Properties Income Trust	1,863
188,700	Hersha Hospitality Trust	3,314
197,597	Hospitality Properties Trust	5,062
371,000	Host Hotels & Resorts Inc.	7,090
733,500	Lexington Realty Trust	5,699
243,500	Mack-Cali Realty Corp.	4,943
535,200	Medical Properties Trust Inc.	7,953
54,748	National Health Investors Inc.	4,022
251,500	OMEGA Healthcare Investors Inc.	8,387
166,038	Outfront Media Inc.	2,942
395,500	Piedmont Office Realty Trust Inc.	7,127
28,620	Retail Value Inc.*	802
170,300	Sabra Health Care REIT Inc.	3,687

37

Harbor Mid Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—Continued
411,114	Senior Housing Properties Trust	$ 6,607
286,200	Site Centers Corp.	3,557
55,030	Spirit MTA REIT	589
550,300	Spirit Realty Capital Inc.	4,303
277,300	Summit Hotel Properties Inc.	3,194
663,000	Vereit Inc.	4,860
244,700	Xenia Hotels & Resorts Inc.	5,029
		102,667
FOOD & STAPLES RETAILING—1.6%
62,200	Ingles Markets Inc.	2,049
446,600	Kroger Co.	13,291
		15,340
FOOD PRODUCTS—3.5%
67,500	Archer Daniels Midland Co.	3,189
152,800	General Mills Inc.	6,693
54,200	Ingredion Inc.	5,484
80,300	JM Smucker Co.	8,698
143,800	Tyson Foods Inc.	8,617
		32,681
HEALTH CARE PROVIDERS & SERVICES—3.0%
94,600	Cardinal Health Inc.	4,787
80,100	Davita Inc.*	5,394
101,300	HCA Healthcare Inc.	13,526
57,348	Magellan Health Inc.*	3,731
73,000	Owens & Minor Inc.	577
		28,015
HOTELS, RESTAURANTS & LEISURE—0.8%
171,600	Brinker International Inc.	7,439
15,250	Wyndham Destinations Inc.	547
		7,986
HOUSEHOLD DURABLES—2.1%
101,478	Ethan Allen Interiors Inc.	1,942
65,200	Meritage Homes Corp.*	2,429
183,453	PulteGroup Inc.	4,507
133,500	Toll Brothers Inc.	4,494
59,600	Whirlpool Corp.	6,542
		19,914
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—0.6%
369,800	AES Corp.	5,392
INSURANCE—7.5%
130,200	Aflac Inc.	5,608
70,800	Allstate Corp.	6,777
41,674	American Financial Group Inc.	4,169
29,000	Assurant Inc.	2,819
88,400	Assured Guaranty Ltd. (Bermuda)	3,534
51,900	Axis Capital Holdings Ltd. (Bermuda)	2,895
33,400	Everest Re Group Ltd. (Bermuda)	7,277
150,800	Hartford Financial Services Group Inc.	6,849
179,800	Lincoln National Corp.	10,822
251,000	Maiden Holdings Ltd. (Bermuda)	881
254,300	Old Republic International Corp.	5,607
79,000	Principal Financial Group Inc.	3,719
107,500	Universal Insurance Holdings Inc.	4,513
139,000	Unum Group	5,040
		70,510
COMMON STOCKS—Continued
Shares		Value
IT SERVICES—1.3%
77,600	DXC Technology Co.	$ 5,652
178,809	Travelport Worldwide Ltd. (Bermuda)	2,675
228,100	Western Union Co.	4,115
		12,442
LEISURE PRODUCTS—0.4%
65,300	Brunswick Corp.	3,395
MACHINERY—4.2%
42,500	AGCO Corp.	2,382
100,600	Allison Transmission Holdings Inc.	4,434
170,200	Briggs & Stratton Corp.	2,473
86,600	Cummins Inc.	11,837
161,900	Meritor Inc.*	2,751
67,100	Oshkosh Corp.	3,767
29,300	Snap-on Inc.	4,510
64,700	Timken Co.	2,559
327,400	Wabash National Corp.	4,944
		39,657
MEDIA—1.6%
115,600	AMC Networks Inc.*	6,772
290,841	Gannett Co. Inc.	2,821
144,100	TEGNA Inc.	1,663
108,800	Viacom Inc.	3,479
		14,735
METALS & MINING—0.6%
78,500	Reliance Steel & Aluminum Co.	6,195
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—1.8%
624,000	Annaly Capital Management Inc.	6,159
29,955	Granite Point Mortgage Trust Inc.	557
171,000	Invesco Mortgage Capital Inc.	2,579
298,300	MFA Financial Inc.	2,067
191,300	PennyMac Mortgage Investment Trust	3,694
158,050	Two Harbors Investment Corp.	2,322
		17,378
MULTILINE RETAIL—2.5%
91,600	Big Lots Inc.	3,803
50,800	Dillard's Inc.	3,578
149,600	Kohl's Corp.	11,329
150,600	Macy's Inc.	5,164
		23,874
MULTI-UTILITIES—1.2%
108,700	Public Service Enterprise Group Inc.	5,808
136,840	SCANA Corp.	5,480
		11,288
OIL, GAS & CONSUMABLE FUELS—4.6%
240,100	Carrizo Oil & Gas Inc.*	4,372
355,616	Gulfport Energy Corp.*	3,240
357,559	Laredo Petroleum Inc.*	1,874
145,700	Marathon Petroleum Corp.	10,264
199,700	Newfield Exploration Co.*	4,034
163,700	PBF Energy Inc.	6,851
474,000	SRC Energy Inc.*	3,356
108,100	Valero Energy Corp.	9,847
		43,838

38

Harbor Mid Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
PAPER & FOREST PRODUCTS—0.5%
98,600	Domtar Corp.	$ 4,566
PHARMACEUTICALS—1.2%
49,900	Jazz Pharmaceuticals plc (Ireland)*	7,925
110,150	Lannett Co. Inc.*	403
108,500	Mylan NV (Netherlands)*	3,391
		11,719
PROFESSIONAL SERVICES—0.6%
79,400	ManpowerGroup Inc.	6,057
ROAD & RAIL—0.4%
62,800	Ryder System Inc.	3,473
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.1%
475,000	Amkor Technology Inc.*	3,396
123,200	Applied Materials Inc.	4,051
84,900	Cirrus Logic Inc.*	3,179
83,200	Lam Research Corp.	11,792
409,900	On Semiconductor Corp.*	6,968
		29,386
SPECIALTY RETAIL—4.6%
121,000	Autonation Inc.*	4,898
92,800	Bed Bath & Beyond Inc.	1,275
100,700	Best Buy Co. Inc.	7,065
116,700	Dick's Sporting Goods Inc.	4,128
127,400	Foot Locker Inc.	6,006
89,100	GameStop Corp.	1,301
170,500	Gap Inc.	4,655
73,700	Group 1 Automotive Inc.	4,255
61,063	Murphy USA Inc.*	4,923
677,800	Office Depot Inc.	1,735
76,700	Penske Automotive Group Inc.	3,404
		43,645
COMMON STOCKS—Continued
Shares		Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—3.4%
242,314	HP Inc.	$ 5,849
197,600	NCR Corp.*	5,306
72,900	NetApp Inc.	5,722
143,800	Seagate Technology plc (Ireland)	5,785
106,200	Western Digital Corp.	4,574
189,900	Xerox Corp.	5,293
		32,529
TEXTILES, APPAREL & LUXURY GOODS—0.4%
60,900	Michael Kors Holdings Ltd.*	3,374
THRIFTS & MORTGAGE FINANCE—0.8%
306,700	MGIC Investment Corp.*	3,745
185,900	Radian Group Inc.	3,567
		7,312
TRADING COMPANIES & DISTRIBUTORS—0.5%
113,600	Aircastle Ltd. (Bermuda)	2,207
65,642	Triton International Ltd. (Bermuda)*	2,112
		4,319
TOTAL COMMON STOCKS
(Cost $932,575)		940,299
TOTAL INVESTMENTS—99.7%
(Cost $932,575)		940,299
CASH AND OTHER ASSETS, LESS LIABILITIES—0.3%		2,658
TOTAL NET ASSETS—100.0%		$942,957

FAIR VALUE MEASUREMENTS
At October 31, 2018, the investment in A. Schulman Inc. (Contingent Value Rights)* (as disclosed in the preceding Portfolio of Investments) was classified as Level 3 and all other investments were classified as Level 1.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2018. Transfers into Level 3 are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred.
Valuation Description	Balance Beginning at 11/01/2017 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss) (000s)[w]	Change in Unrealized Appreciation/ (Depreciation) (000s)[w]	Transfers In Level 3 (000s)[h]	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2018[w] (000s)
Common Stocks
Chemicals	$—	$—	$—	$—	$—	$—	$19	$—	$19
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
39

Harbor Mid Cap Value Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
Valuation Descriptions	Ending Balance as of 10/31/2018 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Common Stocks
Chemicals
A. Schulman Inc. (Contingent Value Rights)*	$19	Market Approach	Estimated Recovery Value	$ 1.91

*	Non-income producing security
h	Transferred from Level 1 to Level 3 due to unobservable market data for pricing unit.
w	Amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is as below:
	Valuation Description	Unrealized Gain/(Loss) as of 10/31/2018 (000s)
	Common Stocks	$–
x	Fair valued in accordance with Harbor Funds Valuation Procedures.
The accompanying notes are an integral part of the Financial Statements.
40

Harbor Small Cap Value Fund
Manager’s Commentary (Unaudited)

Subadviser
EARNEST Partners LLC
1180 Peachtree St. NE
Suite 2300
Atlanta, GA 30309
Portfolio Manager
Paul Viera
Since 2001
EARNEST Partners has subadvised the Fund since 2001.
Investment Objective
The Fund seeks long-term total return.
Paul Viera

Management’s Discussion of
Fund Performance
Market Review
The U.S. equity markets, represented by the S&P 500 Index were positive during the 12-month period ended October 31, 2018. However, the U.S. small cap market, represented by the Russell 2000® Value Index, ended the period in negative territory, losing 0.59% in the period. The international equity markets fared worse than U.S. stocks. Developed countries, represented by the MSCI EAFE (ND) Index, finished the period down 6.85%, while the MSCI Emerging Markets (ND) Index lost 12.52% during the same period.
Investors continued to monitor the U.S. Federal Reserve (Fed) during the period in anticipation of rate changes and the Fed’s posture under new Chairman Jerome Powell. Most recently, in September, the Fed again unanimously voted to raise short-term interest rates by another 0.25% to the range of 2.00% to 2.25%, the eighth rate increase since the Fed began raising rates in 2015. In its statement, Fed officials noted that they expect to have one more rate hike in 2018 and three in 2019. Of note, the Fed’s statement no longer described its stance as “accommodative”, something that has been included in its statements since the financial crisis, in a sign that interest rates are approaching a neutral level after a decade of easy monetary policies to stimulate growth. International trade policy continued to be a major focus of equity markets as investors analyzed the impact of both pending and potential tariffs between the U.S. and its trade partners. Imposed earlier in 2018, 25% tariffs on approximately $50 billion of Chinese imports, the U.S. imposed a further 10% tariff on $200 billion of Chinese goods, to rise to 25% at the end of the year. The U.S. administration also stated that if China retaliates, it will impose further tariffs on an additional $267 billion of imports. In calendar year 2017 the U.S. imported just over $500 billion of goods from China while China imported about $130 billion of goods from the U.S. The period ended with the worst monthly performance for U.S. stocks since 2010, as October alone shed nearly 9% off the Russell 2000 Value® Index, which pushed the small cap stocks into negative territory for the 12-month period ended October 31, 2018.
Performance
Harbor Small Cap Value Fund returned -5.28% (Institutional Class), -5.18% (Retirement Class), -5.50% (Administrative Class), and -5.60% (Investor Class) for the 12-month period ended October 31, 2018. The Fund underperformed the benchmark, Russell 2000® Value Index, during the period which returned -0.59%. While stock selection continued to be positive in the Fund’s largest sectors, Industrials and Financials, allocation headwinds detracted from performance for the period. The Fund’s underweight to the Consumer Discretionary sector, which was up 8% in the period, was one of the largest detractors. Also, the Fund’s relative overweight to the Information Technology sector cost the Fund a full percentage point of relative returns in the period.
Contributing to performance, Wolverine World Wide, Inc. (“Wolverine”) is one of the world’s leading marketers of branded casual, active lifestyle, work, outdoor sport, athletic, children’s and uniform footwear and apparel. The company’s portfolio of brands includes: Merrell®, Sperry®, Hush Puppies®, Saucony®, Wolverine®, Keds® and more. During the period, Wolverine’s results were driven by strong performance within the Merrell®, Sperry®, and Saucony® brands, and overall margin improvement ahead of expectations. The most recent quarter marked an inflection for the Sperry® brand, and high single-digit growth of Merrell® reflects the impact of company investments in its accelerated product innovation. As a result of these strong developments, the stock was up 37% for the 12-month period ended October 31, 2018.
Detracting from performance, United Natural Foods (“UNFI”) is a leading distributor of natural, organic foods, food service supplies and personal care items in the United States and Canada serving more than 43,000 customer locations. Customers include conventional grocers, super-naturals and gourmet specialty stores. During the period, UNFI changed the
41

Harbor Small Cap Value Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2008 through 10/31/2018
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2018
	1 Year	Annualized
		5 Years	10 Years
Harbor Small Cap Value Fund
Institutional Class	-5.28%	8.64%	12.64%
Retirement Class[1]	-5.18	8.69	12.66
Administrative Class	-5.50	8.37	12.36
Investor Class	-5.60	8.24	12.22
Comparative Index
Russell 2000® Value	-0.59%	7.18%	10.95%
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratios were 0.88% (Institutional Class); 0.80% (Retirement Class); 1.13% (Administrative Class); and 1.25% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
way it estimates liabilities associated with inventory purchases which drew short-term concerns over its gross margins. The stock was down 44% in the period. UNFI was the first Certified Organic Food Distributor in the United States and has built a strong reputation in the industry. This standing, along with the high single digit expected growth rate of the organic and specialty food industry overall over the next few years, in our opinion, should further assist the company in expanding its margins as well as its footprint both domestically and abroad. Looking forward, the natural food industry is expected to sustain its growth at a much higher rate than conventional food service industries. Given UNFI’s scale, we believe the company is well-positioned to take full advantage of that trend to drive attractive earnings growth.
Outlook & Strategy
As of October 31, 2018, the Fund had an overweight in the Industrials, Materials, Health Care, Information Technology, and Telecommunications sectors and an underweight in Financials, Real Estate, Consumer Staples, Consumer Discretionary, and Utilities. The Fund had a market weight to Energy. The Fund’s relative overweight and underweight positions are an outgrowth of where we are finding good individual investment opportunities.
In managing the Fund, we seek companies with share prices that we believe do not fully reflect their earnings growth outlook. Going forward, we will continue to employ our three-step investment methodology: screen the broad universe to identify stocks that are best positioned to outperform; measure and manage downside risk to the benchmark; and perform in-depth, thorough, fundamental research to find what we believe are the best stocks to include in the Fund.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of EARNEST Partners LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
42

Harbor Small Cap Value Fund
Fund Summary—October 31, 2018 (Unaudited)

TOP Holdings (% of net assets)
❶	Hexcel Corp.	3.1%
❷	Firstcash Inc.	2.9%
❸	Teledyne Technologies Inc.	2.9%
❹	EnerSys	2.5%
❺	Cabot Microelectronics Corp.	2.4%
❻	Catalent Inc.	2.4%
❼	Albany International Corp.	2.3%
❽	Darling Ingredients Inc.	2.3%
❾	Reinsurance Group of America Inc.	2.3%
❿	Littelfuse Inc.	2.2%

Sector Allocation (% of investments)
(Excludes cash and short-term investments)
43

Harbor Small Cap Value Fund
Portfolio of Investments—October 31, 2018

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—98.3%
Shares		Value
AEROSPACE & DEFENSE—7.6%
742,442	Hexcel Corp.	$ 43,448
244,077	Moog Inc.	17,464
180,710	Teledyne Technologies Inc.*	39,987
262,720	Triumph Group Inc.	4,795
		105,694
BANKS—9.6%
1,087,926	Cadence Bancorp	23,999
328,184	Enterprise Financial Services Corp.	14,259
418,079	Heartland Financial USA Inc.	22,217
530,967	Sterling Bancorp	9,547
671,615	Trustmark Corp.	20,686
627,219	United Bankshares Inc.	20,805
514,743	WesBanco Inc.	20,641
		132,154
CAPITAL MARKETS—3.9%
335,967	Eaton Vance Corp.	15,135
310,076	Raymond James Financial Inc.	23,780
335,748	Stifel Financial Corp.	15,350
		54,265
CHEMICALS—2.7%
368,204	Cabot Corp.	17,924
290,704	Scotts Miracle-Gro Co.	19,402
		37,326
COMMERCIAL SERVICES & SUPPLIES—3.0%
732,297	Casella Waste Systems Inc.*	23,843
1,081,919	Steelcase Inc.	17,960
		41,803
CONSUMER FINANCE—2.9%
495,737	Firstcash Inc.	39,857
ELECTRICAL EQUIPMENT—2.5%
431,930	EnerSys	34,369
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—10.1%
280,409	Anixter International Inc.*	18,420
147,005	Coherent Inc.*	18,102
524,964	FLIR Systems Inc.	24,311
166,111	Littelfuse Inc.	30,093
369,868	OSI Systems Inc.*	25,580
921,322	Sanmina Corp.*	23,309
		139,815
ENERGY EQUIPMENT & SERVICES—2.3%
203,576	Core Laboratories NV (Netherlands)	17,353
660,403	Oil States International Inc.*	14,707
		32,060
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—4.9%
281,943	EastGroup Properties Inc.	27,007
1,112,708	Medical Properties Trust Inc.	16,535
705,301	Pebblebrook Hotel Trust	23,776
		67,318
FOOD & STAPLES RETAILING—0.8%
473,020	United Natural Foods Inc.*	10,279
FOOD PRODUCTS—2.3%
1,539,506	Darling Ingredients Inc.*	31,806
COMMON STOCKS—Continued
Shares		Value
GAS UTILITIES—1.3%
610,763	South Jersey Industries Inc.	$ 18,042
HEALTH CARE EQUIPMENT & SUPPLIES—0.9%
162,072	Cantel Medical Corp.	12,828
HEALTH CARE PROVIDERS & SERVICES—3.5%
586,302	MEDNAX Inc.*	24,208
187,666	Molina Healthcare Inc.*	23,791
		47,999
HOUSEHOLD DURABLES—1.6%
607,881	Meritage Homes Corp.*	22,644
INSURANCE—7.2%
679,402	American Equity Investment Life Holding Co.	21,211
400,718	Horace Mann Educators Corp.	15,740
222,388	Reinsurance Group of America Inc.	31,661
233,096	State Auto Financial Corp.	7,410
445,122	United Fire Group Inc.	23,961
		99,983
IT SERVICES—1.9%
453,094	ManTech International Corp.	25,953
MACHINERY—12.4%
446,351	Albany International Corp.	31,236
598,762	Altra Industrial Motion Corp.	19,322
653,376	Franklin Electric Co. Inc.	27,716
2,356,925	Mueller Water Products Inc.	24,182
183,854	Snap-on Inc.	28,303
575,128	Timken Co.	22,746
989,055	Welbilt Inc.*	18,515
		172,020
OIL, GAS & CONSUMABLE FUELS—2.5%
461,350	PDC Energy Inc.*	19,584
393,136	Whiting Petroleum Corp.*	14,664
		34,248
PHARMACEUTICALS—2.4%
821,614	Catalent Inc.*	33,144
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—8.1%
262,594	Advanced Energy Industries Inc.*	11,299
337,119	Cabot Microelectronics Corp.	32,910
839,649	Entegris Inc.	22,284
1,439,117	FormFactor Inc.*	17,615
237,477	Monolithic Power Systems Inc.	28,051
		112,159
TEXTILES, APPAREL & LUXURY GOODS—1.9%
756,832	Wolverine World Wide Inc.	26,618
TRADING COMPANIES & DISTRIBUTORS—2.0%
364,309	GATX Corp.	27,298
TOTAL COMMON STOCKS
(Cost $1,090,944)		1,359,682
TOTAL INVESTMENTS—98.3%
(Cost $1,090,944)		1,359,682
CASH AND OTHER ASSETS, LESS LIABILITIES—1.7%		23,283
TOTAL NET ASSETS—100.0%		$1,382,965

44

Harbor Small Cap Value Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
All investments at October 31, 2018 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at October 31, 2018 or 2017.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
The accompanying notes are an integral part of the Financial Statements.
45

Harbor Small Cap Value Opportunities Fund
Manager’s Commentary (Unaudited)

Subadviser
Sapience Investments, LLC
520 Newport Center Dr.
Suite 650
Newport Beach, CA
92660
Portfolio Manager
Samir Sikka
Since 2017
Sapience Investments, LLC has subadvised the Fund since 2017.
Investment Objective
The Fund seeks long-term total return.
Samir Sikka

Management’s Discussion of
Fund Performance
Market Review
In our opinion, discerning between the ‘news’ and the ‘noise’ is essential to successful long-term investing. We are constantly barraged by monthly data releases, short-term oriented sell-side research, and an often over-wrought financial media. Through the summer, headlines heralding a full-on U.S.-Chinese trade war, stunning crises in the emerging markets, a surge in the price of oil on heightened Middle East tensions, and general ongoing political chaos naturally led to escalating fears that U.S. asset markets might soon correct. However, most major U.S. stock indices closed the 12-month period ended October 31, 2018 in positive territory. Scanning down the cap size spectrum, the broad Russell Indices’ returns were similar to a sliding scale with large caps yielding the highest return and small caps the lowest. Regarding style, growth outperformed value for the year ended October 31, 2018.
Performance
Harbor Small Cap Value Opportunities Fund returned -0.31% (Institutional Class), -0.18% (Retirement Class), -0.51% (Administrative Class), and -0.66% (Investor Class) for the 12-month period ended October 31, 2018. With the exception of the Investor Class, the Fund outperformed its benchmark, the Russell 2000® Value Index (the “Index”), which returned -0.59%.
Due to the extremely wide variation in performance by sector, relative sector weighting had a larger impact on performance versus the Index than is characteristic of our bottom-up, company focused approach. From a relative perspective, sector weights accounted for all of the Fund’s outperformance relative to the Index during the period. More specifically, compared with the Index, stock selection and overweights in the Health Care and Consumer Discretionary sectors enhanced relative performance. In the Health Care sector, Amedisys, Inc. added the most value to relative performance. Shares of Amedisys consistently rose during the period as management continued to execute well. We sold the Fund’s position in Amedisys during the third quarter as its stock price approached our target price. Within Consumer Discretionary, Ascena Retail Group, Inc. was the largest contributor to relative performance. During the period, Ascena’s shares posted a dramatic rally—benefiting from both a general lift in sentiment across the retail sector as well as quarterly results that were better than recent prior quarters. Results by brand and segment continue to be mixed with strong performance at Justice, some improvement in the Loft and Plus segments, significant deterioration in its Value segment (Dressbarn and Maurices), and some weakness in Ann Taylor. However, Ascena’s management team also noted that current quarter sales are running at an improved cadence. We believe that management is executing its turnaround with a sense of urgency and, if successful, significant upside remains.
Conversely, security selection in the Industrials sector detracted from relative performance. In Industrials, Beacon Roofing Supply, Inc. subtracted the most value from relative return. Beacon’s shares have been under pressure since the beginning of the year and continued to decline through October. Many factors have been impacting Beacon’s stock price during the period. First, although only 20% to 25% of roofing revenues are driven by new construction, the market has grouped Beacon with the housing-related stocks that have come under pressure. Second, earlier in the year, Beacon was behind in realizing the necessary price increases to offset the rising material costs from manufacturers. Beacon was able to raise prices above these material cost increases by mid-year with a slight impact to volumes. Third, there has been almost no storm activity in 2018, creating a difficult year-over-year comparison versus 2017, which had significant storm related demand from hurricanes Harvey and Irma. Finally, Beacon has high leverage due to its acquisition of Allied Building Products Corp. in January 2018. While Beacon generates attractive free cash flows, we believe these are being improperly valued. At the current share price, Beacon provides a highly attractive free cash flow yield
46

Harbor Small Cap Value Opportunities Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 08/01/2017 through 10/31/2018
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2018
	1 Year	5 Years	Annualized
			Life of Fund
Harbor Small Cap Value Opportunities Fund
Institutional Class[1]	-0.31%	N/A	0.31%
Retirement Class[1]	-0.18	N/A	0.42
Administrative Class[1]	-0.51	N/A	0.07
Investor Class[1]	-0.66	N/A	-0.05
Comparative Index
Russell 2000® Value[1]	-0.59%	N/A	3.16%
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratios were 0.88% (Net) and 1.24% (Gross) (Institutional Class); 0.80% (Net) and 1.16% (Gross) (Retirement Class); 1.13% (Net) and 1.49% (Gross) (Administrative Class); and 1.25% (Net) and 1.61% (Gross) (Investor Class).  The net expense ratios reflect an expense limitation agreement effective through 02/28/2019. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
(above 10%). Strong free cash flows should allow the company to quickly bring down leverage and continue to pursue tuck-in acquisitions. We believe Beacon will also continue to benefit from a sizable cost synergy opportunity from its Allied acquisition.
Outlook & Strategy
As we assess the outlook, the most important fundamental economic ‘news’ to watch this year has been the remarkably strong U.S. economy. Corporate tax cuts, broad-based deregulation, and accommodative monetary policy have extended the aging economic expansion. The underlying fundamentals driving the expansion remain intact, as the second round effects of the fiscal stimulus kick-in, credit growth to both households and businesses continues unabated, and pent-up demand remains un-satiated, specifically for fixed capital and consumer durable goods.
While our baseline scenario shares the optimism of conventional wisdom, risks to this sanguine view are mounting. First, financial conditions are tightening. Short-term interest rate hikes by the U.S. Federal Reserve have translated into higher bond yields, raising the cost of capital. Second, market participants are too complacent about building inflationary pressures. According to the Organization for Economic Cooperation and Development, the U.S. output gap—the difference between actual and potential GDP—has moved into positive territory for the first time in this expansion. Historically, this has eventually been associated with accelerating inflationary outcomes. Third, the rest of the world remains a source of concern and we believe the global recovery has become increasingly tilted towards and dependent upon the U.S.
In sum, U.S. equity investors have climbed the proverbial “wall of worry” so far this year. Shifting metaphors, we believe the liquidity tide is flowing out. In our view, assets that have benefited from ample liquidity and cheap capital should inevitably reverse and de-rate. Mindful of this, we have focused our attention on identifying quality companies at somewhat reasonable valuation and “self-help” stories that we believe should sustain in likely more volatile markets. In equities, growth and momentum strategies have vastly outperformed value strategies in the last two to three years. In early October, the rise in interest rates is bringing the duration and convexity within the equity markets into play and causing a reversal in the growth versus value outperformance. We have been patiently waiting for this normalization to occur and we believe this shift could be the beginning of this unwind.

1	The “Life of Fund” return as shown reflects the period 08/01/2017 through 10/31/2018.
This report contains the current opinions of Sapience Investments, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
47

Harbor Small Cap Value Opportunities Fund
Fund Summary—October 31, 2018 (Unaudited)

TOP Holdings (% of net assets)
❶	Michaels Cos Inc.	3.9%
❷	Beacon Roofing Supply Inc.	2.8%
❸	Diebold Nixdorf Inc.	2.8%
❹	Cars.com Inc.	2.5%
❺	QTS Realty Trust Inc.	2.3%
❻	Sterling Bancorp	2.3%
❼	Ascena Retail Group Inc.	2.2%
❽	Kar Auction Services Inc.	2.2%
❾	Argo Group International Holdings Ltd.	2.1%
❿	Syneos Health Inc.	2.1%

Sector Allocation (% of investments)
(Excludes cash and short-term investments)
48

Harbor Small Cap Value Opportunities Fund
Portfolio of Investments—October 31, 2018

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—92.3%
Shares		Value
AUTO COMPONENTS—1.2%
12,500	Adient plc (Ireland)	$ 380
BANKS—13.6%
14,520	Bank of NT Butterfield & Son Ltd. (Bermuda)	585
12,650	Bank OZK	346
7,900	Cathay General Bancorp	297
23,400	First Hawaiian Inc.	580
11,000	Glacier Bancorp Inc.	466
9,600	Hancock Holding Co.	403
7,550	Popular Inc. (Puerto Rico)	393
40,900	Sterling Bancorp	735
6,404	Wintrust Financial Corp.	488
		4,293
BUILDING PRODUCTS—1.3%
14,400	Continental Building Products Inc.*	400
CAPITAL MARKETS—1.0%
11,980	Artisan Partners Asset Management Inc.	328
CHEMICALS—1.6%
24,900	Valvoline Inc.	496
COMMERCIAL SERVICES & SUPPLIES—4.8%
11,980	KAR Auction Services Inc.	682
15,200	Ritchie Bros Auctioneers Inc. (Canada)	511
18,750	Steelcase Inc.	311
		1,504
CONTAINERS & PACKAGING—1.5%
19,650	Silgan Holdings Inc.	472
DIVERSIFIED FINANCIAL SERVICES—1.4%
56,900	FGL Holdings (Cayman Islands)*	450
ENERGY EQUIPMENT & SERVICES—5.9%
8,800	Cactus Inc.*	294
68,860	Forum Energy Technologies Inc.*	617
36,400	Hunting plc ADR (United Kingdom)[1]	314
21,390	NCS Multistage Holdings Inc.*	242
286,312	Weatherford International plc (Ireland)*	387
		1,854
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—7.1%
17,650	Corecivic Inc.	396
35,600	Outfront Media Inc.	631
30,600	Physicians Realty Trust	507
18,600	QTS Realty Trust Inc.	713
		2,247
FOOD PRODUCTS—3.0%
3,640	Post Holdings Inc.*	322
13,590	TreeHouse Foods Inc.*	619
		941
HEALTH CARE EQUIPMENT & SUPPLIES—1.6%
16,550	Natus Medical Inc.*	495
HEALTH CARE PROVIDERS & SERVICES—1.0%
7,590	Acadia Healthcare Co. Inc.*	315
HOTELS, RESTAURANTS & LEISURE—1.5%
8,200	Dave & Buster's Entertainment Inc.	488
COMMON STOCKS—Continued
Shares		Value
INSURANCE—3.1%
10,761	Argo Group International Holdings Ltd. (Bermuda)	$ 663
8,000	Assured Guaranty Ltd. (Bermuda)	320
		983
INTERACTIVE MEDIA & SERVICES—2.5%
30,450	Cars.com Inc.*	795
INTERNET & DIRECT MARKETING RETAIL—1.6%
30,950	Despegar.com Corp. (Virgin Islands)*	497
IT SERVICES—1.3%
15,900	Evertec Inc. (Puerto Rico)	415
LIFE SCIENCES TOOLS & SERVICES—2.1%
14,455	Syneos Health Inc.*	660
MACHINERY—4.1%
14,550	Altra Industrial Motion Corp.	470
7,280	EnPro Industries Inc.	453
10,730	Terex Corp.	358
		1,281
MEDIA—1.2%
20,340	Liberty Latin America Ltd. (Bermuda)*	366
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—1.9%
37,050	Redwood Trust Inc.	608
MULTI-UTILITIES—1.4%
7,709	Northwestern Corp.	453
OIL, GAS & CONSUMABLE FUELS—2.8%
38,450	Oasis Petroleum Inc.*	387
30,495	WPX Energy Inc.*	489
		876
PERSONAL PRODUCTS—1.3%
38,062	e.l.f. Beauty Inc.*	404
PROFESSIONAL SERVICES—1.4%
26,650	Resources Connection Inc.	435
ROAD & RAIL—2.9%
5,720	Genesee & Wyoming Inc.*	453
14,297	Knight-Swift Transportation Holdings Inc.	458
		911
SPECIALTY RETAIL—8.6%
178,960	Ascena Retail Group Inc.*	689
77,690	Michaels Cos Inc.*	1,231
28,200	Party City Holdco Inc.*	295
8,650	Signet Jewelers Ltd. (Bermuda)	485
		2,700
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.8%
228,220	Diebold Nixdorf Inc.	890
THRIFTS & MORTGAGE FINANCE—2.7%
11,950	Essent Group Ltd. (Bermuda)*	471
13,880	Washington Federal Inc.	391
		862

49

Harbor Small Cap Value Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
TRADING COMPANIES & DISTRIBUTORS—4.1%
11,140	Air Lease Corp.	$ 425
31,250	Beacon Roofing Supply Inc.*	872
		1,297
TOTAL COMMON STOCKS
(Cost $31,047)		29,096
TOTAL INVESTMENTS—92.3%
(Cost $31,047)		29,096
CASH AND OTHER ASSETS, LESS LIABILITIES—7.7%		2,430
TOTAL NET ASSETS—100.0%		$31,526
FAIR VALUE MEASUREMENTS
All investments at October 31, 2018 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at October 31, 2018 or 2017.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
The accompanying notes are an integral part of the Financial Statements.
50

Harbor Domestic Equity Funds
StatementS of Assets and Liabilities—October 31, 2018

(All amounts in thousands, except per share amounts)
	Harbor Capital Appreciation Fund	Harbor Strategic Growth Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Growth Opportunities Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund	Harbor Small Cap Value Opportunities Fund
ASSETS
Investments, at identified cost	$17,659,564	$53,663	$310,158*	$678,811	$272,448	$828,736	$932,575	$1,090,944	$31,047
Investments, at value	$29,325,245	$65,344	$ 324,690	$696,828	$278,580	$940,106	$940,299	$1,359,682	$29,096
Repurchase agreements	—	—	28,395	—	—	—	—	—	—
Cash	208,167	4,808	—	13,017	8,193	39,958	1,613	24,790	2,433
Receivables for:
Investments sold	104,019	—	—	4,897	1,522	—	765	—	116
Capital shares sold	21,234	40	99	203	20	1,274	1,141	1,432	—
Dividends	7,963	7	13	42	15	406	1,116	427	3
Interest	30	1	2	1	2	11	1	6	1
Withholding tax	1,744	1	11	—	—	154	—	—	—
Prepaid registration fees	31	1	26	21	1	24	16	20	5
Other assets	2,005	1	54	58	12	105	45	91	—
Total Assets	29,670,438	70,203	353,290	715,067	288,345	982,038	944,996	1,386,448	31,654
LIABILITIES
Payables for:
Due to custodian	—	—	1	—	—	—	—	—	—
Investments purchased	91,160	—	5,964	—	2,110	—	—	379	65
Capital shares reacquired	23,055	1	305	184	234	1,589	1,194	1,813	—
Accrued expenses:
Management fees	14,211	36	229	483	189	510	597	917	21
12b-1 fees	394	—	10	2	1	13	28	17	—
Transfer agent fees	1,884	2	17	33	18	54	69	95	2
Trustees' fees and expenses	2,255	3	57	64	14	47	53	103	1
Other	1,559	42	25	41	17	56	98	159	39
Total Liabilities	134,518	84	6,608	807	2,583	2,269	2,039	3,483	128
NET ASSETS	$29,535,920	$70,119	$ 346,682	$714,260	$285,762	$979,769	$942,957	$1,382,965	$31,526
Net Assets Consist of:
Paid-in capital	$15,252,191	$56,895	$ 249,467	$563,001	$235,694	$852,120	$869,185	$ 998,040	$31,520
Total distributable earnings/(loss)	14,283,729	13,224	97,215	151,259	50,068	127,649	73,772	384,925	6
	$29,535,920	$70,119	$ 346,682	$714,260	$285,762	$979,769	$942,957	$1,382,965	$31,526
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$22,366,214	$66,197	$ 158,680	$400,389	$244,140	$605,040	$714,309	$1,149,857	$24,685
Shares of beneficial interest[1]	302,380	3,373	14,615	27,895	18,606	42,111	33,403	34,250	2,474
Net asset value per share[2]	$ 73.97	$ 19.63	$ 10.86	$ 14.35	$ 13.12	$ 14.37	$ 21.38	$ 33.57	$ 9.98
Retirement Class
Net assets	$ 5,393,675	$ 3,584	$ 144,137	$306,026	$ 39,139	$313,721	$103,552	$ 155,036	$ 6,329
Shares of beneficial interest[1]	72,903	183	13,246	21,272	2,978	21,835	4,841	4,614	634
Net asset value per share[2]	$ 73.98	$ 19.65	$ 10.88	$ 14.39	$ 13.14	$ 14.37	$ 21.39	$ 33.60	$ 9.99
Administrative Class
Net assets	$ 448,241	$ 16	$ 26,936	$ 769	$ 1,792	$ 15,460	$ 42,557	$ 7,253	$ 250
Shares of beneficial interest[1]	6,179	1	2,599	57	137	1,076	1,977	217	25
Net asset value per share[2]	$ 72.54	$ 19.58	$ 10.37	$ 13.39	$ 13.03	$ 14.36	$ 21.52	$ 33.36	$ 9.96
Investor Class
Net assets	$ 1,327,790	$ 322	$ 16,929	$ 7,076	$ 691	$ 45,548	$ 82,539	$ 70,819	$ 262
Shares of beneficial interest[1]	18,663	16	1,682	553	54	3,144	3,873	2,167	26
Net asset value per share[2]	$ 71.15	$ 19.54	$ 10.07	$ 12.79	$ 12.87	$ 14.49	$ 21.31	$ 32.68	$ 9.95

*	Including repurchase agreements
1	Par value $0.01 (unlimited authorizations).
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
The accompanying notes are an integral part of the Financial Statements.

51

Harbor Domestic Equity Funds
StatementS of Operations—Year Ended October 31, 2018

(All amounts in thousands)
	Harbor Capital Appreciation Fund	Harbor Strategic Growth Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Growth Opportunities Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund	Harbor Small Cap Value Opportunities Fund
Investment Income
Dividends	$ 278,367	$ 684	$ 1,668	$ 3,370	$ 763	$ 16,188	$ 31,311	$ 17,765	$ 436
Interest	621	13	265	71	31	111	23	126	6
Net securities lending income	382	—	—	—	—	—	—	—	—
Foreign taxes withheld	(7,575)	(14)	(14)	(17)	(16)	(366)	—	(64)	(2)
Total Investment Income	271,795	683	1,919	3,424	778	15,933	31,334	17,827	440
Operating Expenses
Management fees	185,647	419	2,755	5,611	2,324	5,524	8,050	10,652	231
12b-1 fees:
Administrative Class	1,249	—	97	2	3	43	123	17	1
Investor Class	3,738	1	50	21	3	157	256	171	1
Shareholder communications	552	13	21	16	8	59	157	74	1
Custodian fees	1,266	6	31	50	26	32	38	52	7
Transfer agent fees:
Institutional Class	21,795	61	144	434	225	527	734	1,080	23
Retirement Class	473	—	15	25	6	25	11	15	—
Administrative Class	450	—	35	1	1	15	44	6	—
Investor Class	3,140	—	42	18	2	132	215	143	1
Professional fees	998	19	11	26	12	32	35	47	2
Trustees' fees and expenses	1,027	2	11	26	11	33	37	50	1
Registration fees	272	59	61	63	61	103	77	124	41
Miscellaneous	281	7	11	13	10	14	16	18	8
Total expenses	220,888	587	3,284	6,306	2,692	6,696	9,793	12,449	317
Management fees waived	(15,658)	—	—	—	—	—	(378)	—	—
Transfer agent fees waived	(2,082)	(5)	(18)	(39)	(20)	(53)	(76)	(101)	(2)
Other expenses reimbursed	—	(94)	—	—	—	(311)	—	—	(46)
Custodian fees reductions	(24)	—	—	(1)	—	(1)	(1)	(2)	—
Net expenses	203,124	488	3,266	6,266	2,672	6,331	9,338	12,346	269
Net Investment Income/(Loss)	68,671	195	(1,347)	(2,842)	(1,894)	9,602	21,996	5,481	171
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	3,215,093	1,922	71,608	163,740	57,856	18,268	56,222	154,899	1,824
Foreign currency transactions	29	—	4	—	—	—	—	—	—
Purchased options	—	—	615	—	—	—	—	—	—
Redemption in-kind	174,277	—	—	—	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(743,378)	1,689	(44,332)	(131,098)	(23,665)	(39,265)	(125,443)	(248,143)	(2,001)
Translations of assets and liabilities in foreign currencies	(15)	—	—	—	—	—	—	—	—
Net gain/(loss) on investment transactions	2,646,006	3,611	27,895	32,642	34,191	(20,997)	(69,221)	(93,244)	(177)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,714,677	$3,806	$ 26,548	$ 29,800	$ 32,297	$(11,395)	$ (47,225)	$ (87,763)	$ (6)
The accompanying notes are an integral part of the Financial Statements.

52

Harbor Domestic Equity Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Capital Appreciation Fund		Harbor Strategic Growth Fund			Harbor Mid Cap Growth Fund
	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	July 1, 2017 through October 31, 2017	July 1, 2016 through June 30, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$ 68,671	$ 45,592	$ 195	$ 42	$ 205	$ (1,347)	$ (787)
Net realized gain/(loss) on investments	3,389,399	3,499,970	1,922	144	773	72,227	49,738
Change in net unrealized appreciation/(depreciation) of investments	(743,393)	3,868,248	1,689	2,754	3,139	(44,332)	50,807
Net increase/(decrease) in assets resulting from operations	2,714,677	7,413,810	3,806	2,940	4,117	26,548	99,758
Distributions to Shareholders[a]
Institutional Class	(2,446,657)	—	(1,185)	—	—	(15,890)	—
Retirement Class	(396,568)	—	(13)	—	—	(14,153)	—
Administrative Class	(51,883)	—	—	—	—	(3,120)	—
Investor Class	(153,082)	—	(1)	—	—	(2,301)	—
Net investment income:
Institutional Class	N/A	(21,322)	N/A	—	(193)	N/A	—
Retirement Class	N/A	(1,881)	N/A	—	—	N/A	—
Administrative Class	N/A	—	N/A	—	—	N/A	—
Investor Class	N/A	—	N/A	—	—	N/A	—
Net realized gain on investments:
Institutional Class	N/A	(1,220,935)	N/A	—	(205)	N/A	—
Retirement Class	N/A	(65,872)	N/A	—	—	N/A	—
Administrative Class	N/A	(30,286)	N/A	—	—	N/A	—
Investor Class	N/A	(88,361)	N/A	—	—	N/A	—
Total distributions to shareholders	(3,048,190)	(1,428,657)	(1,199)	—	(398)	(35,464)	—
Net Increase/(Decrease) Derived from Capital Share Transactions	1,054,440	(1,897,442)	10,964	21,393	3,108	(47,997)	(195,061)
Net increase/(decrease) in net assets	720,927	4,087,711	13,571	24,333	6,827	(56,913)	(95,303)
Net Assets
Beginning of period	28,814,993	24,727,282	56,548	32,215	25,388	403,595	498,898
End of period*	$29,535,920	$28,814,993	$70,119	$56,548	$32,215	$346,682	$ 403,595
*,a Includes accumulated undistributed net investment income/(loss) of:	N/A	$ 35,329	N/A	$ 77	$ 39	N/A	$ (318)

a	The presentation of Distributions to Shareholders and accumulated undistributed net investment income/(loss) have been updated to reflect the changes prescribed in amendments to Regulation S-X as disclosed in New Accounting Pronouncements in Note 2 to the Financial Statements. There is no impact to prior years’ presentation.
b	Inception
The accompanying notes are an integral part of the Financial Statements.

53

Harbor Small Cap Growth Fund		Harbor Small Cap Growth Opportunities Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund		Harbor Small Cap Value Opportunities Fund
November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	August 1, 2017[b] through October 31, 2017

$ (2,842)	$ (1,992)	$ (1,894)	$ (1,514)	$ 9,602	$ 5,465	$ 21,996	$ 15,802	$ 5,481	$ 2,125	$ 171	$ 37
163,740	88,078	57,856	24,181	18,268	26,388	56,222	27,835	154,899	29,319	1,824	76
(131,098)	68,228	(23,665)	22,607	(39,265)	86,165	(125,443)	112,584	(248,143)	234,567	(2,001)	50
29,800	154,314	32,297	45,274	(11,395)	118,018	(47,225)	156,221	(87,763)	266,011	(6)	163

(48,249)	—	(13,477)	—	(18,431)	—	(28,481)	—	(21,038)	—	(147)	—
(18,209)	—	(3,505)	—	(7,627)	—	(3,555)	—	(2,150)	—	(1)	—
(71)	—	(71)	—	(421)	—	(1,726)	—	(105)	—	(1)	—
(834)	—	(71)	—	(2,316)	—	(3,658)	—	(963)	—	(1)	—

N/A	—	N/A	—	N/A	(3,694)	N/A	(10,454)	N/A	(2,998)	N/A	—
N/A	—	N/A	—	N/A	(259)	N/A	(270)	N/A	(12)	N/A	—
N/A	—	N/A	—	N/A	(277)	N/A	(625)	N/A	(3)	N/A	—
N/A	—	N/A	—	N/A	(460)	N/A	(2,058)	N/A	(10)	N/A	—

N/A	(2,458)	N/A	—	N/A	(10,933)	N/A	(9,256)	N/A	—	N/A	—
N/A	(418)	N/A	—	N/A	(134)	N/A	(232)	N/A	—	N/A	—
N/A	(3)	N/A	—	N/A	(318)	N/A	(636)	N/A	—	N/A	—
N/A	(45)	N/A	—	N/A	(2,114)	N/A	(2,358)	N/A	—	N/A	—
(67,363)	(2,924)	(17,124)	—	(28,795)	(18,189)	(37,420)	(25,889)	(24,256)	(3,023)	(150)	—
43,786	(30,962)	(34,380)	68,733	253,253	285,851	39,635	48,486	314,366	157,261	6,491	25,028
6,223	120,428	(19,207)	114,007	213,063	385,680	(45,010)	178,818	202,347	420,249	6,335	25,191

708,037	587,609	304,969	190,962	766,706	381,026	987,967	809,149	1,180,618	760,369	25,191	—
$ 714,260	$708,037	$285,762	$304,969	$979,769	$766,706	$ 942,957	$987,967	$1,382,965	$1,180,618	$31,526	$25,191
N/A	$ (35)	N/A	$ (6)	N/A	$ 863	N/A	$ 7,117	N/A	$ (8)	N/A	$ 37
54

Harbor Domestic Equity Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Capital Appreciation Fund		Harbor Strategic Growth Fund			Harbor Mid Cap Growth Fund
	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	July 1, 2017 through October 31, 2017	July 1, 2016 through June 30, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$ 3,646,684	$ 3,276,589	$ 17,159	$22,972	$ 8,515	$ 49,030	$ 34,285
Reinvested distributions	2,226,227	1,106,036	1,183	—	346	11,273	—
Cost of shares reacquired	(6,874,710)	(7,001,496)	(10,834)	(1,724)	(6,094)	(42,659)	(233,261)
Cost of shares reacquired through redemption in-kind	(291,425)	(107,830)	—	—	—	—	—
Net increase/(decrease) in net assets	$(1,293,224)	$(2,726,701)	$ 7,508	$21,248	$ 2,767	$ 17,644	$(198,976)
Retirement Class
Net proceeds from sale of shares	$ 3,554,254	$ 2,162,111	$ 3,374	$ 96	$ 311[a]	$ 46,562	$ 119,909
Reinvested distributions	378,865	66,899	12	—	—	14,153	—
Cost of shares reacquired	(1,359,223)	(901,911)	(182)	(1)	(2) [a]	(40,095)	(16,239)
Net increase/(decrease) in net assets	$ 2,573,896	$ 1,327,099	$ 3,204	$ 95	$ 309[a]	$ 20,620	$ 103,670
Administrative Class
Net proceeds from sale of shares	$ 90,994	$ 98,518	$ 3	$ 1	$ 11[a]	$ 9,158	$ 55,699
Reinvested distributions	50,177	29,735	—	—	—	3,116	—
Cost of shares reacquired	(180,144)	(285,429)	—	—	(1) [a]	(95,899)	(153,126)
Net increase/(decrease) in net assets	$ (38,973)	$ (157,176)	$ 3	$ 1	10 [a]	$(83,625)	$ (97,427)
Investor Class
Net proceeds from sale of shares	$ 340,918	$ 250,072	$ 337	$ 56	$ 22[a]	$ 9,964	$ 8,536
Reinvested distributions	151,394	86,039	1	—	—	2,285	—
Cost of shares reacquired	(679,571)	(676,775)	(89)	(7)	—	(14,885)	(10,864)
Net increase/(decrease) in net assets	$ (187,259)	$ (340,664)	$ 249	$ 49	$ 22[a]	$ (2,636)	$ (2,328)

a	For the period March 6, 2017 (commencement of operations) through June 30, 2017
b	Inception
The accompanying notes are an integral part of the Financial Statements.

55

Harbor Small Cap Growth Fund		Harbor Small Cap Growth Opportunities Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund		Harbor Small Cap Value Opportunities Fund
November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	August 1, 2017[b] through October 31, 2017

$ 65,821	$ 63,756	$ 81,888	$ 91,607	$ 288,719	$ 292,174	$ 263,531	$ 239,318	$ 478,010	$ 345,325	$ 106	$24,494
47,317	2,405	13,012	—	17,031	14,027	27,819	19,313	18,030	2,418	147	—
(204,931)	(199,752)	(116,301)	(46,086)	(174,554)	(191,931)	(252,177)	(216,527)	(335,507)	(253,759)	(3)	—
—	—	—	—	—	—	—	—	—	—	—	—
$ (91,793)	$(133,591)	$ (21,401)	$ 45,521	$ 131,196	$ 114,270	$ 39,173	$ 42,104	$ 160,533	$ 93,984	$ 250	$24,494

$ 158,138	$ 139,351	$ 19,490	$ 27,035	$ 200,477	$ 135,337	$ 36,005	$ 78,013	$ 143,113	$ 51,537	$6,231	$ 31
17,919	418	3,505	—	7,588	393	3,555	501	1,153	12	1	—
(40,086)	(34,669)	(35,883)	(4,901)	(23,708)	(2,501)	(16,551)	(10,150)	(33,113)	(2,883)	(3)	—
$ 135,971	$ 105,100	$ (12,888)	$ 22,134	$ 184,357	$ 133,229	$ 23,009	$ 68,364	$ 111,153	$ 48,666	$6,229	$ 31

$ 703	$ 986	$ 988	$ 1,411	$ 3,946	$ 43,445	$ 10,291	$ 16,625	$ 5,226	$ 2,733	$ —	$ 250
71	3	71	—	421	594	1,722	1,259	101	3	1	—
(684)	(1,097)	(612)	(408)	(41,507)	(5,086)	(14,356)	(16,615)	(1,926)	(280)	—	—
$ 90	$ (108)	$ 447	$ 1,003	$ (37,140)	$ 38,953	$ (2,343)	$ 1,269	$ 3,401	$ 2,456	$ 1	$ 250

$ 1,819	$ 804	$ 479	$ 387	$ 25,671	$ 56,096	$ 18,261	$ 48,514	$ 71,109	$ 42,084	$ 10	$ 253
832	44	71	—	2,305	2,403	3,543	4,335	948	10	1	—
(3,133)	(3,211)	(1,088)	(312)	(53,136)	(59,100)	(42,008)	(116,100)	(32,778)	(29,939)	—	—
$ (482)	$ (2,363)	$ (538)	$ 75	$ (25,160)	$ (601)	$ (20,204)	$ (63,251)	$ 39,279	$ 12,155	$ 11	$ 253
56

Harbor Domestic Equity Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)
	Harbor Capital Appreciation Fund		Harbor Strategic Growth Fund			Harbor Mid Cap Growth Fund
	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	July 1, 2017 through October 31, 2017	July 1, 2016 through June 30, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017
SHARES
Institutional Class
Shares sold	48,030	50,273	876	1,263	525	4,324	3,495
Shares issued due to reinvestment of distributions	31,713	19,319	62	—	22	1,086	—
Shares reacquired	(90,775)	(108,725)	(537)	(95)	(377)	(3,780)	(25,934)
Shares reacquired through redemption in-kind	(3,847)	(1,623)	—	—	—	—	—
Net increase/(decrease) in shares outstanding	(14,879)	(40,756)	401	1,168	170	1,630	(22,439)
Beginning of period	317,259	358,015	2,972	1,804	1,634	12,985	35,424
End of period	302,380	317,259	3,373	2,972	1,804	14,615	12,985
Retirement Class
Shares sold	46,871	33,211	168	5	18 [a]	4,092	12,594
Shares issued due to reinvestment of distributions	5,399	1,169	1	—	—	1,361	—
Shares reacquired	(17,760)	(12,930)	(9)	—	—	(3,535)	(1,583)
Net increase/(decrease) in shares outstanding	34,510	21,450	160	5	18 [a]	1,918	11,011
Beginning of period	38,393	16,943	23	18	—	11,328	317
End of period	72,903	38,393	183	23	18 [a]	13,246	11,328
Administrative Class
Shares sold	1,216	1,555	—	—	1 [a]	834	5,811
Shares issued due to reinvestment of distributions	727	527	—	—	—	314	—
Shares reacquired	(2,431)	(4,754)	—	—	—	(8,734)	(16,802)
Net increase/(decrease) in shares outstanding	(488)	(2,672)	—	—	1 [a]	(7,586)	(10,991)
Beginning of period	6,667	9,339	1	1	—	10,185	21,176
End of period	6,179	6,667	1	1	1 [a]	2,599	10,185
Investor Class
Shares sold	4,662	3,962	17	3	1 [a]	938	905
Shares issued due to reinvestment of distributions	2,235	1,548	—	—	—	237	—
Shares reacquired	(9,252)	(10,756)	(5)	—	—	(1,402)	(1,123)
Net increase/(decrease) in shares outstanding	(2,355)	(5,246)	12	3	1 [a]	(227)	(218)
Beginning of period	21,018	26,264	4	1	—	1,909	2,127
End of period	18,663	21,018	16	4	1 [a]	1,682	1,909

a	For the period March 6, 2017 (commencement of operations) through June 30, 2017
b	Inception
The accompanying notes are an integral part of the Financial Statements.

57

Harbor Small Cap Growth Fund		Harbor Small Cap Growth Opportunities Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund		Harbor Small Cap Value Opportunities Fund
November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	August 1, 2017[b] through October 31, 2017

4,304	4,659	6,310	7,471	18,999	21,074	11,325	10,728	12,954	10,669	10	2,449
3,302	186	1,061	—	1,143	1,088	1,178	875	496	79	15	—
(13,569)	(14,867)	(9,007)	(3,816)	(11,540)	(13,823)	(10,785)	(9,705)	(9,126)	(7,907)	—	—
—	—	—	—	—	—	—	—	—	—	—	—
(5,963)	(10,022)	(1,636)	3,655	8,602	8,339	1,718	1,898	4,324	2,841	25	2,449
33,858	43,880	20,242	16,587	33,509	25,170	31,685	29,787	29,926	27,085	2,449	—
27,895	33,858	18,606	20,242	42,111	33,509	33,403	31,685	34,250	29,926	2,474	2,449

10,053	10,446	1,517	2,211	13,207	9,515	1,544	3,539	3,898	1,572	631	3
1,249	32	286	—	509	30	151	23	31	—	—	—
(2,596)	(2,485)	(2,598)	(414)	(1,562)	(174)	(708)	(451)	(897)	(83)	—	—
8,706	7,993	(795)	1,797	12,154	9,371	987	3,111	3,032	1,489	631	3
12,566	4,573	3,773	1,976	9,681	310	3,854	743	1,582	93	3	—
21,272	12,566	2,978	3,773	21,835	9,681	4,841	3,854	4,614	1,582	634	3

50	73	74	125	262	3,133	432	739	143	83	—	25
6	—	6	—	28	45	72	56	3	—	—	—
(49)	(83)	(47)	(35)	(2,787)	(366)	(606)	(735)	(53)	(9)	—	—
7	(10)	33	90	(2,497)	2,812	(102)	60	93	74	—	25
50	60	104	14	3,573	761	2,079	2,019	124	50	25	—
57	50	137	104	1,076	3,573	1,977	2,079	217	124	25	25

131	64	34	34	1,673	4,142	779	2,188	1,993	1,323	1	25
65	4	6	—	153	185	150	196	27	—	—	—
(224)	(262)	(80)	(26)	(3,444)	(4,213)	(1,795)	(5,230)	(917)	(926)	—	—
(28)	(194)	(40)	8	(1,618)	114	(866)	(2,846)	1,103	397	1	25
581	775	94	86	4,762	4,648	4,739	7,585	1,064	667	25	—
553	581	54	94	3,144	4,762	3,873	4,739	2,167	1,064	26	25
58

Harbor Domestic Equity Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR CAPITAL APPRECIATION FUND
	Institutional Class
Year Ended October 31,	2018	2017	2016	2015	2014
Net asset value beginning of period	$ 75.32	$ 60.36	$ 65.27	$ 61.97	$ 54.71
Income from Investment Operations
Net investment income/(loss)[a]	0.18 [e]	0.13 [e]	0.09 [e]	0.07 [e]	0.06
Net realized and unrealized gains/(losses) on investments	6.50	18.38	(0.84)	7.05	8.98
Total from investment operations	6.68	18.51	(0.75)	7.12	9.04
Less Distributions
Dividends from net investment income	(0.11)	(0.06)	(0.05)	(0.05)	(0.05)
Distributions from net realized capital gains	(7.92)	(3.49)	(4.11)	(3.77)	(1.73)
Total distributions	(8.03)	(3.55)	(4.16)	(3.82)	(1.78)
Net asset value end of period	73.97	75.32	60.36	65.27	61.97
Net assets end of period (000s)	$22,366,214	$23,896,840	$21,608,221	$24,669,740	$22,531,379
Ratios and Supplemental Data (%)
Total return[b]	9.44%	32.52%	(1.23)%	12.16%	16.95%
Ratio of total expenses to average net assets^	0.70	0.71	0.69	0.68	0.67
Ratio of net expenses to average net assets[a]	0.65	0.65	0.64	0.64	0.65
Ratio of net investment income to average net assets[a]	0.23	0.20	0.15	0.12	0.11
Portfolio turnover	40	52	34	37	34

	Administrative Class
Year Ended October 31,	2018	2017	2016	2015	2014
Net asset value beginning of period	$ 74.08	$ 59.50	$ 64.51	$ 61.39	$ 54.29
Income from Investment Operations
Net investment income/(loss)[a]	(0.01) [e]	(0.04) [e]	(0.06) [e]	(0.08) [e]	(0.11)
Net realized and unrealized gains/(losses) on investments	6.39	18.11	(0.84)	6.97	8.94
Total from investment operations	6.38	18.07	(0.90)	6.89	8.83
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(7.92)	(3.49)	(4.11)	(3.77)	(1.73)
Total distributions	(7.92)	(3.49)	(4.11)	(3.77)	(1.73)
Net asset value end of period	72.54	74.08	59.50	64.51	61.39
Net assets end of period (000s)	$ 448,241	$ 493,860	$ 555,665	$ 620,910	$ 582,430
Ratios and Supplemental Data (%)
Total return[b]	9.16%	32.20%	(1.48)%	11.88%	16.69%
Ratio of total expenses to average net assets^	0.95	0.96	0.94	0.93	0.92
Ratio of net expenses to average net assets[a]	0.90	0.90	0.89	0.89	0.90
Ratio of net investment income to average net assets[a]	(0.01)	(0.06)	(0.11)	(0.13)	(0.14)
Portfolio turnover	40	52	34	37	34
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

59

Retirement Class
2018	2017	2016 [f]
$ 75.34	$ 60.37	$ 55.79

0.23 [e]	0.16 [e]	0.05 [e]
6.50	18.40	4.53
6.73	18.56	4.58

(0.17)	(0.10)	—
(7.92)	(3.49)	—
(8.09)	(3.59)	—
73.98	75.34	60.37
$5,393,675	$2,892,484	$1,022,839

9.50%	32.62%	8.21% [c]
0.62	0.63	0.65 [d]
0.57	0.59	0.59 [d]
0.30	0.23	0.13 [d]
40	52	34

Investor Class
2018	2017	2016	2015	2014
$ 72.88	$ 58.66	$ 63.73	$ 60.76	$ 53.82

(0.10) [e]	(0.11) [e]	(0.13) [e]	(0.16) [e]	(0.17)
6.29	17.82	(0.83)	6.90	8.84
6.19	17.71	(0.96)	6.74	8.67

—	—	—	—	—
(7.92)	(3.49)	(4.11)	(3.77)	(1.73)
(7.92)	(3.49)	(4.11)	(3.77)	(1.73)
71.15	72.88	58.66	63.73	60.76
$1,327,790	$1,531,809	$1,540,557	$2,214,518	$1,910,930

9.03%	32.04%	(1.60)%	11.75%	16.53%
1.07	1.08	1.06	1.05	1.04
1.02	1.02	1.01	1.01	1.02
(0.13)	(0.17)	(0.22)	(0.25)	(0.26)
40	52	34	37	34
60

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR STRATEGIC GROWTH FUND
	Institutional Class
	Year Ended October 31,		Year Ended June 30,
	2018	2017 [i]	2017	2016	2015	2014
Net asset value beginning of period	$ 18.85	$ 17.66	$ 15.54	$ 15.39	$ 15.41	$ 12.80
Income from Investment Operations
Net investment income/(loss)[a]	0.06 [e]	0.03 [e]	0.12 [e]	0.03 [e]	0.04 [e]	0.08 [e]
Net realized and unrealized gains/(losses) on investments	1.11	1.16	2.22	0.63	1.11	3.35
Total from investment operations	1.17	1.19	2.34	0.66	1.15	3.43
Less Distributions
Dividends from net investment income	(0.04)	—	(0.11)	(0.01)	(0.06)	(0.15)
Distributions from net realized capital gains	(0.35)	—	(0.11)	(0.50)	(1.11)	(0.67)
Total distributions	(0.39)	—	(0.22)	(0.51)	(1.17)	(0.82)
Proceeds from redemption fees	N/A	N/A	— *	— *	— *	— *
Net asset value end of period	19.63	18.85	17.66	15.54	15.39	15.41
Net assets end of period (000s)	$66,197	$56,026	$31,866	$25,388	$20,540	$13,678
Ratios and Supplemental Data (%)
Total return[b]	6.26%	6.74% [c]	15.21%	4.44%	7.67%	27.71%
Ratio of total expenses to average net assets^	0.84	1.18 [d]	1.48	1.74	2.23	2.79
Ratio of net expenses to average net assets[a]	0.70	0.70 [d]	0.83	0.90	0.90	0.90
Ratio of net investment income to average net assets[a]	0.28	0.29 [d]	0.71	0.19	0.18	0.58
Portfolio turnover	15	9 [c]	21	40	33	31

	Administrative Class
	Year Ended October 31,		Year Ended June 30,
	2018	2017 [i]	2017 [h]
Net asset value beginning of period	$18.82	$17.65	$16.76
Income from Investment Operations
Net investment income/(loss)[a]	0.01 [e]	0.01 [e]	0.01 [e]
Net realized and unrealized gains/(losses) on investments	1.10	1.16	0.88
Total from investment operations	1.11	1.17	0.89
Less Distributions
Dividends from net investment income	—	—	—
Distributions from net realized capital gains	(0.35)	—	—
Total distributions	(0.35)	—	—
Net asset value end of period	19.58	18.82	17.65
Net assets end of period (000s)	$ 16	$ 12	$ 11
Ratios and Supplemental Data (%)
Total return[b]	5.96%	6.63% [c]	5.31% [c]
Ratio of total expenses to average net assets	1.09	1.43 [d]	1.93 [d]
Ratio of net expenses to average net assets^	0.95	0.95 [d]	0.95 [d]
Ratio of net investment income to average net assets[a]	0.03	0.10 [d]	0.19 [d]
Portfolio turnover	15	9 [c]	21
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

61

Retirement Class
Year Ended October 31,		Year Ended June 30,
2018	2017 [i]	2017 [h]
$18.86	$17.67	$16.76

0.07 [e]	0.05 [e]	0.03 [e]
1.11	1.14	0.88
1.18	1.19	0.91

(0.04)	—	—
(0.35)	—	—
(0.39)	—	—
N/A	N/A	N/A
19.65	18.86	17.67
$3,584	$ 435	$ 316

6.34%	6.73% [c]	5.43% [c]
0.76	1.10 [d]	1.52 [d]
0.62	0.62 [d]	0.62 [d]
0.33	0.42 [d]	0.58 [d]
15	9 [c]	21

Investor Class
Year Ended October 31,		Year Ended June 30,
2018	2017 [i]	2017 [h]
$18.81	$17.64	$16.76

(0.02) [e]	0.02 [e]	0.01 [e]
1.10	1.15	0.87
1.08	1.17	0.88

—	—	—
(0.35)	—	—
(0.35)	—	—
19.54	18.81	17.64
$ 322	$ 75	$ 22

5.80%	6.63% [c]	5.25% [c]
1.21	1.55 [d]	2.03 [d]
1.07	1.07 [d]	1.07 [d]
(0.11)	0.05 [d]	0.13 [d]
15	9 [c]	21
62

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MID CAP GROWTH FUND
	Institutional Class
Year Ended October 31,	2018	2017	2016	2015	2014
Net asset value beginning of period	$ 11.24	$ 8.58	$ 9.76	$ 11.43	$ 11.76
Income from Investment Operations
Net investment income/(loss)[a]	(0.04) [e]	(0.01) [e]	(0.03) [e]	(0.04) [e]	(0.04)
Net realized and unrealized gains/(losses) on investments	0.88	2.67	(0.03)	0.20	1.55
Total from investment operations	0.84	2.66	(0.06)	0.16	1.51
Less Distributions
Dividends from net investment income	—	—	(0.06)	—	—
Distributions from net realized capital gains	(1.22)	—	(1.06)	(1.83)	(1.84)
Total distributions	(1.22)	—	(1.12)	(1.83)	(1.84)
Net asset value end of period	10.86	11.24	8.58	9.76	11.43
Net assets end of period (000s)	$158,680	$145,914	$303,802	$194,308	$306,371
Ratios and Supplemental Data (%)
Total return[b]	7.94%	31.00%	(0.60)%	1.55%	14.45%
Ratio of total expenses to average net assets^	0.88	0.88	0.86	0.84	0.84
Ratio of net expenses to average net assets[a]	0.87	0.87	0.85	0.84	0.83
Ratio of net investment income to average net assets[a]	(0.36)	(0.14)	(0.31)	(0.35)	(0.34)
Portfolio turnover	85	87	84	82	95

	Administrative Class
Year Ended October 31,	2018	2017	2016	2015	2014
Net asset value beginning of period	$ 10.81	$ 8.27	$ 9.45	$ 11.15	$ 11.54
Income from Investment Operations
Net investment income/(loss)[a]	(0.06) [e]	(0.04) [e]	(0.05) [e]	(0.06) [e]	(0.07)
Net realized and unrealized gains/(losses) on investments	0.84	2.58	(0.03)	0.19	1.52
Total from investment operations	0.78	2.54	(0.08)	0.13	1.45
Less Distributions
Dividends from net investment income	—	—	(0.04)	—	—
Distributions from net realized capital gains	(1.22)	—	(1.06)	(1.83)	(1.84)
Total distributions	(1.22)	—	(1.10)	(1.83)	(1.84)
Net asset value end of period	10.37	10.81	8.27	9.45	11.15
Net assets end of period (000s)	$ 26,936	$110,114	$175,211	$366,121	$384,511
Ratios and Supplemental Data (%)
Total return[b]	7.68%	30.71%	(0.91)%	1.29%	14.16%
Ratio of total expenses to average net assets^	1.13	1.13	1.10	1.09	1.09
Ratio of net expenses to average net assets[a]	1.12	1.12	1.10	1.09	1.08
Ratio of net investment income to average net assets[a]	(0.55)	(0.45)	(0.57)	(0.58)	(0.59)
Portfolio turnover	85	87	84	82	95
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

63

Retirement Class
2018	2017	2016 [f]
$ 11.25	$ 8.58	$ 7.76

(0.03) [e]	(0.01) [e]	(0.03)
0.88	2.66	0.85
0.85	2.67	0.82

—	—	—
(1.22)	—	—
(1.22)	—	—
10.88	11.25	8.58
$144,137	$127,446	$2,718

8.02%	31.12%	10.57% [c]
0.80	0.81	0.81 [d]
0.80	0.81	0.80 [d]
(0.28)	0.07	(0.45) [d]
85	87	84

Investor Class
2018	2017	2016	2015	2014
$ 10.54	$ 8.07	$ 9.24	$ 10.95	$ 11.37

(0.08) [e]	(0.04) [e]	(0.05) [e]	(0.07) [e]	(0.05)
0.83	2.51	(0.04)	0.19	1.47
0.75	2.47	(0.09)	0.12	1.42

—	—	(0.02)	—	—
(1.22)	—	(1.06)	(1.83)	(1.84)
(1.22)	—	(1.08)	(1.83)	(1.84)
10.07	10.54	8.07	9.24	10.95
$16,929	$20,121	$17,167	$24,647	$37,887

7.57%	30.61%	(1.05)%	1.21%	14.09%
1.25	1.25	1.22	1.21	1.21
1.24	1.24	1.22	1.21	1.20
(0.72)	(0.48)	(0.68)	(0.71)	(0.71)
85	87	84	82	95
64

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP GROWTH FUND
	Institutional Class
Year Ended October 31,	2018	2017	2016	2015	2014
Net asset value beginning of period	$ 15.06	$ 11.94	$ 13.65	$ 15.45	$ 15.72
Income from Investment Operations
Net investment income/(loss)[a]	(0.06) [e]	(0.04) [e]	(0.02) [e]	(0.03) [e]	(0.05)
Net realized and unrealized gains/(losses) on investments	0.81	3.22	(0.11)	0.55	1.91
Total from investment operations	0.75	3.18	(0.13)	0.52	1.86
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(1.46)	(0.06)	(1.58)	(2.32)	(2.13)
Total distributions	(1.46)	(0.06)	(1.58)	(2.32)	(2.13)
Net asset value end of period	14.35	15.06	11.94	13.65	15.45
Net assets end of period (000s)	$400,389	$509,889	$523,888	$587,761	$603,476
Ratios and Supplemental Data (%)
Total return[b]	4.97%	26.72%	(0.99)%	3.35%	12.94%
Ratio of total expenses to average net assets^	0.87	0.86	0.85	0.84	0.83
Ratio of net expenses to average net assets[a]	0.86	0.85	0.85	0.83	0.83
Ratio of net investment income to average net assets[a]	(0.40)	(0.30)	(0.21)	(0.22)	(0.29)
Portfolio turnover	99	83	89	78	76

	Administrative Class
Year Ended October 31,	2018	2017	2016	2015	2014
Net asset value beginning of period	$ 14.17	$ 11.30	$ 13.04	$ 14.89	$ 15.26
Income from Investment Operations
Net investment income/(loss)[a]	(0.09) [e]	(0.07) [e]	(0.05) [e]	(0.07) [e]	0.54 [k]
Net realized and unrealized gains/(losses) on investments	0.77	3.00	(0.11)	0.54	1.22
Total from investment operations	0.68	2.93	(0.16)	0.47	1.76
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(1.46)	(0.06)	(1.58)	(2.32)	(2.13)
Total distributions	(1.46)	(0.06)	(1.58)	(2.32)	(2.13)
Net asset value end of period	13.39	14.17	11.30	13.04	14.89
Net assets end of period (000s)	$ 769	$ 719	$ 686	$ 877	$ 650
Ratios and Supplemental Data (%)
Total return[b]	4.76%	26.02%	(1.29)%	3.12%	12.65%
Ratio of total expenses to average net assets^	1.12	1.11	1.10	1.09	1.08
Ratio of net expenses to average net assets[a]	1.11	1.10	1.10	1.08	1.08
Ratio of net investment income to average net assets[a]	(0.65)	(0.56)	(0.46)	(0.47)	(0.54)
Portfolio turnover	99	83	89	78	76
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

65

Retirement Class
2018	2017	2016 [f]
$ 15.08	$ 11.95	$ 10.72

(0.05) [e]	(0.04) [e]	(0.02) [e]
0.82	3.23	1.25
0.77	3.19	1.23

—	—	—
(1.46)	(0.06)	—
(1.46)	(0.06)	—
14.39	15.08	11.95
$306,026	$189,516	$54,634

5.11%	26.78%	11.47% [c]
0.79	0.79	0.81 [d]
0.79	0.79	0.80 [d]
(0.33)	(0.26)	(0.27) [d]
99	83	89

Investor Class
2018	2017	2016	2015	2014
$13.62	$10.84	$12.59	$ 14.47	$ 14.90

(0.11) [e]	(0.08) [e]	(0.06) [e]	(0.08) [e]	(0.51)
0.74	2.92	(0.11)	0.52	2.21
0.63	2.84	(0.17)	0.44	1.70

—	—	—	—	—
(1.46)	(0.06)	(1.58)	(2.32)	(2.13)
(1.46)	(0.06)	(1.58)	(2.32)	(2.13)
12.79	13.62	10.84	12.59	14.47
$7,076	$7,913	$8,401	$11,660	$14,266

4.58%	26.29%	(1.44)%	2.98%	12.53%
1.24	1.23	1.22	1.21	1.20
1.23	1.22	1.22	1.20	1.20
(0.77)	(0.67)	(0.58)	(0.59)	(0.66)
99	83	89	78	76
66

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP GROWTH OPPORTUNITIES FUND
	Institutional Class
Year Ended October 31,	2018	2017	2016	2015	2014 [g]
Net asset value beginning of period	$ 12.59	$ 10.23	$ 10.31	$ 10.77	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a]	(0.08) [e]	(0.07) [e]	(0.05) [e]	(0.06) [e]	(0.02)
Net realized and unrealized gains/(losses) on investments	1.36	2.43	0.32	(0.35)	0.79
Total from investment operations	1.28	2.36	0.27	(0.41)	0.77
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(0.75)	—	(0.35)	(0.05)	—
Total distributions	(0.75)	—	(0.35)	(0.05)	—
Net asset value end of period	13.12	12.59	10.23	10.31	10.77
Net assets end of period (000s)	$244,140	$254,925	$169,718	$205,007	$57,779
Ratios and Supplemental Data (%)
Total return[b]	10.55%	23.07%	2.62%	(3.78)%	7.70% [c]
Ratio of total expenses to average net assets^	0.88	0.88	0.89	0.90	1.60 [d]
Ratio of net expenses to average net assets[a]	0.87	0.88	0.89	0.90	0.90 [d]
Ratio of net investment income to average net assets[a]	(0.62)	(0.61)	(0.48)	(0.55)	(0.67) [d]
Portfolio turnover	71	67	85	103	55 [c]

	Administrative Class
Year Ended October 31,	2018	2017	2016	2015	2014 [g]
Net asset value beginning of period	$ 12.54	$ 10.22	$ 10.27	$ 10.75	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a]	(0.11) [e]	(0.12) [e]	(0.07) [e]	(0.09) [e]	(0.09)
Net realized and unrealized gains/(losses) on investments	1.35	2.44	0.37	(0.34)	0.84
Total from investment operations	1.24	2.32	0.30	(0.43)	0.75
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains	(0.75)	—	(0.35)	(0.05)	—
Total distributions	(0.75)	—	(0.35)	(0.05)	—
Net asset value end of period	13.03	12.54	10.22	10.27	10.75
Net assets end of period (000s)	$ 1,792	$ 1,308	$ 143	$ 3,006	$ 269
Ratios and Supplemental Data (%)
Total return[b]	10.26%	22.70%	2.94%	(3.98)%	7.50% [c]
Ratio of total expenses to average net assets^	1.12	1.13	1.14	1.15	1.85 [d]
Ratio of net expenses to average net assets[a]	1.11	1.13	1.13	1.15	1.15 [d]
Ratio of net investment income to average net assets[a]	(0.86)	(0.96)	(0.69)	(0.80)	(0.90) [d]
Portfolio turnover	71	67	85	103	55 [c]
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

67

Retirement Class
2018	2017	2016 [f]
$ 12.61	$ 10.24	$ 9.04

(0.07) [e]	(0.07) [e]	(0.04) [e]
1.35	2.44	1.24
1.28	2.37	1.20

—	—	—
(0.75)	—	—
(0.75)	—	—
13.14	12.61	10.24
$39,139	$47,569	$20,230

10.53%	23.14%	13.27% [c]
0.80	0.81	0.85 [d]
0.80	0.81	0.84 [d]
(0.55)	(0.57)	(0.60) [d]
71	67	85

Investor Class
2018	2017	2016	2015	2014 [g]
$12.41	$10.12	$10.24	$10.74	$10.00

(0.13) [e]	(0.11) [e]	(0.09) [e]	(0.09) [e]	(0.05)
1.34	2.40	0.32	(0.36)	0.79
1.21	2.29	0.23	(0.45)	0.74

—	—	—	—	—
(0.75)	—	(0.35)	(0.05)	—
(0.75)	—	(0.35)	(0.05)	—
12.87	12.41	10.12	10.24	10.74
$ 691	$1,167	$ 871	$ 599	$1,809

10.12%	22.63%	2.24%	(4.17)%	7.40% [c]
1.25	1.25	1.26	1.27	1.97 [d]
1.24	1.25	1.26	1.27	1.27 [d]
(0.99)	(0.99)	(0.87)	(0.86)	(1.03) [d]
71	67	85	103	55 [c]
68

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR LARGE CAP VALUE FUND
	Institutional Class
Year Ended October 31,	2018	2017	2016	2015	2014
Net asset value beginning of period	$ 14.87	$ 12.32	$ 12.16	$ 12.24	$ 10.85
Income from Investment Operations
Net investment income/(loss)[a]	0.16 [e]	0.15 [e]	0.16 [e]	0.15 [e]	0.15
Net realized and unrealized gains/(losses) on investments	(0.13)	2.97	0.64	0.70	1.37
Total from investment operations	0.03	3.12	0.80	0.85	1.52
Less Distributions
Dividends from net investment income	(0.12)	(0.14)	(0.13)	(0.14)	(0.13)
Distributions from net realized capital gains	(0.41)	(0.43)	(0.51)	(0.79)	—
Total distributions	(0.53)	(0.57)	(0.64)	(0.93)	(0.13)
Net asset value end of period	14.37	14.87	12.32	12.16	12.24
Net assets end of period (000s)	$605,040	$498,360	$310,127	$231,033	$202,596
Ratios and Supplemental Data (%)
Total return[b]	0.11%	26.00%	7.14%	7.29%	14.13%
Ratio of total expenses to average net assets^	0.72	0.72	0.72	0.70	0.70
Ratio of net expenses to average net assets[a]	0.68	0.68	0.68	0.68	0.68
Ratio of net investment income to average net assets[a]	1.05	1.10	1.32	1.25	1.26
Portfolio turnover	15	16	34	24	32

	Administrative Class
Year Ended October 31,	2018	2017	2016	2015	2014
Net asset value beginning of period	$ 14.84	$ 12.30	$ 12.15	$ 12.23	$ 10.85
Income from Investment Operations
Net investment income/(loss)[a]	0.13 [e]	0.10 [e]	0.13 [e]	0.12 [e]	0.15
Net realized and unrealized gains/(losses) on investments	(0.15)	2.99	0.63	0.70	1.34
Total from investment operations	(0.02)	3.09	0.76	0.82	1.49
Less Distributions
Dividends from net investment income	(0.05)	(0.12)	(0.10)	(0.11)	(0.11)
Distributions from net realized capital gains	(0.41)	(0.43)	(0.51)	(0.79)	—
Total distributions	(0.46)	(0.55)	(0.61)	(0.90)	(0.11)
Net asset value end of period	14.36	14.84	12.30	12.15	12.23
Net assets end of period (000s)	$ 15,460	$ 53,006	$ 9,361	$ 24,690	$ 20,927
Ratios and Supplemental Data (%)
Total return[b]	(0.23)%	25.77%	6.77%	7.02%	13.78%
Ratio of total expenses to average net assets^	0.97	0.97	0.96	0.95	0.95
Ratio of net expenses to average net assets[a]	0.93	0.93	0.93	0.93	0.93
Ratio of net investment income to average net assets[a]	0.84	0.70	1.09	1.00	1.02
Portfolio turnover	15	16	34	24	32
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

69

Retirement Class
2018	2017	2016 [f]
$ 14.87	$ 12.32	$10.94

0.17 [e]	0.12 [e]	0.12 [e]
(0.13)	3.00	1.33
0.04	3.12	1.45

(0.13)	(0.14)	(0.07)
(0.41)	(0.43)	—
(0.54)	(0.57)	(0.07)
14.37	14.87	12.32
$313,721	$143,966	$3,822

0.18%	26.08%	13.24% [c]
0.64	0.64	0.67 [d]
0.60	0.60	0.63 [d]
1.12	0.83	1.46 [d]
15	16	34

Investor Class
2018	2017	2016	2015	2014
$ 14.99	$ 12.42	$ 12.25	$ 12.33	$ 10.94

0.11 [e]	0.10 [e]	0.11 [e]	0.11 [e]	0.13
(0.14)	2.99	0.66	0.70	1.35
(0.03)	3.09	0.77	0.81	1.48

(0.06)	(0.09)	(0.09)	(0.10)	(0.09)
(0.41)	(0.43)	(0.51)	(0.79)	—
(0.47)	(0.52)	(0.60)	(0.89)	(0.09)
14.49	14.99	12.42	12.25	12.33
$45,548	$71,374	$57,716	$29,745	$20,189

(0.27)%	25.52%	6.80%	6.87%	13.62%
1.09	1.09	1.09	1.07	1.07
1.05	1.05	1.05	1.05	1.05
0.70	0.75	0.94	0.89	0.88
15	16	34	24	32
70

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MID CAP VALUE FUND
	Institutional Class
Year Ended October 31,	2018	2017	2016	2015	2014
Net asset value beginning of period	$ 23.33	$ 20.17	$ 20.27	$ 20.32	$ 17.50
Income from Investment Operations
Net investment income/(loss)[a]	0.49 [e]	0.39 [e]	0.44 [e]	0.34 [e]	0.18
Net realized and unrealized gains/(losses) on investments	(1.54)	3.43	0.08	(0.07)	2.84
Total from investment operations	(1.05)	3.82	0.52	0.27	3.02
Less Distributions
Dividends from net investment income	(0.31)	(0.35)	(0.27)	(0.19)	(0.20)
Distributions from net realized capital gains	(0.59)	(0.31)	(0.35)	(0.13)	—
Total distributions	(0.90)	(0.66)	(0.62)	(0.32)	(0.20)
Net asset value end of period	21.38	23.33	20.17	20.27	20.32
Net assets end of period (000s)	$714,309	$739,122	$600,800	$484,078	$195,247
Ratios and Supplemental Data (%)
Total return[b]	(4.85)%	19.16%	2.81%	1.32%	17.39%
Ratio of total expenses to average net assets^	0.87	0.87	0.86	0.86	0.89
Ratio of net expenses to average net assets[a]	0.83	0.84	0.84	0.86	0.89
Ratio of net investment income to average net assets[a]	2.09	1.76	2.28	1.66	1.40
Portfolio turnover	24	22	18	12	13

	Administrative Class
Year Ended October 31,	2018	2017	2016	2015	2014
Net asset value beginning of period	$ 23.47	$ 20.30	$ 20.40	$ 20.47	$ 17.64
Income from Investment Operations
Net investment income/(loss)[a]	0.43 [e]	0.34 [e]	0.40 [e]	0.29 [e]	0.25
Net realized and unrealized gains/(losses) on investments	(1.54)	3.45	0.07	(0.07)	2.75
Total from investment operations	(1.11)	3.79	0.47	0.22	3.00
Less Distributions
Dividends from net investment income	(0.25)	(0.31)	(0.22)	(0.16)	(0.17)
Distributions from net realized capital gains	(0.59)	(0.31)	(0.35)	(0.13)	—
Total distributions	(0.84)	(0.62)	(0.57)	(0.29)	(0.17)
Net asset value end of period	21.52	23.47	20.30	20.40	20.47
Net assets end of period (000s)	$ 42,557	$ 48,809	$ 40,992	$ 28,929	$ 14,775
Ratios and Supplemental Data (%)
Total return[b]	(5.06)%	18.84%	2.54%	1.05%	17.15%
Ratio of total expenses to average net assets^	1.12	1.12	1.11	1.11	1.14
Ratio of net expenses to average net assets[a]	1.08	1.09	1.09	1.11	1.14
Ratio of net investment income to average net assets[a]	1.83	1.51	2.03	1.41	1.13
Portfolio turnover	24	22	18	12	13
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

71

Retirement Class
2018	2017	2016 [f]
$ 23.33	$ 20.17	$ 18.36

0.50 [e]	0.40 [e]	0.28 [e]
(1.52)	3.43	1.53
(1.02)	3.83	1.81

(0.33)	(0.36)	—
(0.59)	(0.31)	—
(0.92)	(0.67)	—
21.39	23.33	20.17
$103,552	$89,942	$14,999

(4.75)%	19.22%	9.86% [c]
0.79	0.80	0.82 [d]
0.76	0.77	0.79 [d]
2.15	1.79	2.11 [d]
24	22	18

Investor Class
2018	2017	2016	2015	2014
$ 23.23	$ 20.09	$ 20.19	$ 20.27	$ 17.49

0.40 [e]	0.31 [e]	0.37 [e]	0.27 [e]	0.17
(1.53)	3.41	0.08	(0.08)	2.78
(1.13)	3.72	0.45	0.19	2.95

(0.20)	(0.27)	(0.20)	(0.14)	(0.17)
(0.59)	(0.31)	(0.35)	(0.13)	—
(0.79)	(0.58)	(0.55)	(0.27)	(0.17)
21.31	23.23	20.09	20.19	20.27
$82,539	$110,094	$152,358	$165,642	$91,724

(5.20)%	18.71%	2.45%	0.93%	16.97%
1.24	1.24	1.23	1.23	1.26
1.20	1.21	1.21	1.23	1.26
1.71	1.40	1.92	1.29	1.01
24	22	18	12	13
72

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP VALUE FUND
	Institutional Class
Year Ended October 31,	2018	2017	2016	2015	2014
Net asset value beginning of period	$ 36.14	$ 27.27	$ 26.21	$ 27.17	$ 28.89
Income from Investment Operations
Net investment income/(loss)[a]	0.15 [e]	0.08 [e]	0.12 [e]	0.10 [e]	0.06
Net realized and unrealized gains/(losses) on investments	(2.00)	8.90	1.92	(0.09)	2.68
Total from investment operations	(1.85)	8.98	2.04	0.01	2.74
Less Distributions
Dividends from net investment income	(0.03)	(0.11)	(0.09)	(0.06)	(0.05)
Distributions from net realized capital gains	(0.69)	—	(0.89)	(0.91)	(4.41)
Total distributions	(0.72)	(0.11)	(0.98)	(0.97)	(4.46)
Net asset value end of period	33.57	36.14	27.27	26.21	27.17
Net assets end of period (000s)	$1,149,857	$1,081,412	$738,705	$827,423	$709,251
Ratios and Supplemental Data (%)
Total return[b]	(5.28)%	33.00%	8.18%	0.01%	11.03%
Ratio of total expenses to average net assets^	0.87	0.88	0.86	0.85	0.84
Ratio of net expenses to average net assets[a]	0.86	0.87	0.86	0.85	0.84
Ratio of net investment income to average net assets[a]	0.40	0.24	0.48	0.38	0.33
Portfolio turnover	22	8	10	17	13

	Administrative Class
Year Ended October 31,	2018	2017	2016	2015	2014
Net asset value beginning of period	$ 35.97	$ 27.16	$ 26.07	$ 27.05	$ 28.80
Income from Investment Operations
Net investment income/(loss)[a]	0.06 [e]	(0.02) [e]	0.05 [e]	0.06 [e]	(0.12)
Net realized and unrealized gains/(losses) on investments	(1.98)	8.88	1.93	(0.13)	2.78
Total from investment operations	(1.92)	8.86	1.98	(0.07)	2.66
Less Distributions
Dividends from net investment income	—	(0.05)	—	—	—
Distributions from net realized capital gains	(0.69)	—	(0.89)	(0.91)	(4.41)
Total distributions	(0.69)	(0.05)	(0.89)	(0.91)	(4.41)
Net asset value end of period	33.36	35.97	27.16	26.07	27.05
Net assets end of period (000s)	$ 7,253	$ 4,462	$ 1,360	$ 1,144	$ 5,690
Ratios and Supplemental Data (%)
Total return[b]	(5.50)%	32.67%	7.93%	(0.28)%	10.74%
Ratio of total expenses to average net assets^	1.12	1.13	1.11	1.10	1.09
Ratio of net expenses to average net assets[a]	1.11	1.12	1.11	1.10	1.09
Ratio of net investment income to average net assets[a]	0.16	(0.05)	0.21	0.21	0.10
Portfolio turnover	22	8	10	17	13
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

73

Retirement Class
2018	2017	2016 [f]
$ 36.16	$ 27.29	$23.91

0.17 [e]	0.06 [e]	0.05 [e]
(1.98)	8.94	3.33
(1.81)	9.00	3.38

(0.06)	(0.13)	—
(0.69)	—	—
(0.75)	(0.13)	—
33.60	36.16	27.29
$155,036	$57,196	$2,529

(5.18)%	33.06%	14.14% [c]
0.79	0.81	0.82 [d]
0.79	0.81	0.81 [d]
0.45	0.17	0.27 [d]
22	8	10

Investor Class
2018	2017	2016	2015	2014
$ 35.29	$ 26.65	$ 25.63	$ 26.63	$ 28.45

0.01 [e]	(0.05) [e]	0.03 [e]	0.01 [e]	0.09
(1.93)	8.71	1.88	(0.10)	2.50
(1.92)	8.66	1.91	(0.09)	2.59

—	(0.02)	—	—	—
(0.69)	—	(0.89)	(0.91)	(4.41)
(0.69)	(0.02)	(0.89)	(0.91)	(4.41)
32.68	35.29	26.65	25.63	26.63
$70,819	$37,548	$17,775	$16,797	$17,265

(5.60)%	32.49%	7.79%	(0.37)%	10.61%
1.24	1.25	1.23	1.22	1.21
1.23	1.24	1.23	1.22	1.21
0.03	(0.16)	0.10	0.02	(0.04)
22	8	10	17	13
74

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP VALUE OPPORTUNITIES FUND
	Institutional Class		Retirement Class
Year Ended October 31,	2018	2017 [j]	2018	2017 [j]
Net asset value beginning of period	$ 10.07	$ 10.00	$10.07	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.06 [e]	0.02 [e]	0.06 [e]	0.01 [e]
Net realized and unrealized gains/(losses) on investments	(0.09)	0.05	(0.08)	0.06
Total from investment operations	(0.03)	0.07	(0.02)	0.07
Less Distributions
Dividends from net investment income	(0.03)	—	(0.03)	—
Distributions from net realized capital gains	(0.03)	—	(0.03)	—
Total distributions	(0.06)	—	(0.06)	—
Net asset value end of period	9.98	10.07	9.99	10.07
Net assets end of period (000s)	$24,685	$24,655	$6,329	$ 30
Ratios and Supplemental Data (%)
Total return[b]	(0.31)%	0.70% [c]	(0.18)%	0.70% [c]
Ratio of total expenses to average net assets^	1.04	3.41 [d]	0.96	3.33 [d]
Ratio of net expenses to average net assets[a]	0.88	0.88 [d]	0.80	0.80 [d]
Ratio of net investment income to average net assets[a]	0.56	0.60 [d]	0.56	0.48 [d]
Portfolio turnover	73	9 [c]	73	9 [c]

*	Less than $0.01.
^	Percentage does not reflect reduction for credit balance arrangements (see the “Custodian” section Note 2 of the accompanying Notes to Financial Statements)
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized
d	Annualized
e	Amounts are based on average shares outstanding during the period.
f	For the period March 1, 2016 (inception) through October 31, 2016
g	For the period February 1, 2014 (inception) through October 31, 2014
h	For the period March 6, 2017 (commencement of operations) through June 30, 2017
i	For the period July 1, 2017 through October 31, 2017
j	For the period August 1, 2017 (inception) through October 31, 2017
k	The amount shown for a share outstanding does not correspond with the aggregate net investment income (loss) for the period due to the timing of sales and purchases in relation to fluctuating market values of the investments of the Fund.
The accompanying notes are an integral part of the Financial Statements.

75

Administrative Class		Investor Class
2018	2017 [j]	2018	2017 [j]
$10.06	$10.00	$10.06	$10.00

0.03 [e]	0.01 [e]	0.02 [e]	0.01 [e]
(0.08)	0.05	(0.09)	0.05
(0.05)	0.06	(0.07)	0.06

(0.02)	—	(0.01)	—
(0.03)	—	(0.03)	—
(0.05)	—	(0.04)	—
9.96	10.06	9.95	10.06
$ 250	$ 252	$ 262	$ 254

(0.51)%	0.60% [c]	(0.66)%	0.60% [c]
1.29	3.66 [d]	1.41	3.78 [d]
1.13	1.13 [d]	1.25	1.25 [d]
0.31	0.35 [d]	0.19	0.23 [d]
73	9 [c]	73	9 [c]
76

Harbor Domestic Equity Funds
Notes to Financial Statements—October 31, 2018

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of October 31, 2018, the Trust consists of 32 separate portfolios. The portfolios covered by this report are: Harbor Capital Appreciation Fund, Harbor Strategic Growth Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Growth Opportunities Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund and Harbor Small Cap Value Opportunities Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds currently offer four classes of shares, designated as Institutional Class, Retirement Class, Administrative Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights with respect to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Effective July 1, 2017, the Harbor Strategic Growth Fund began operating on an October 31 fiscal year end.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The Trust’s valuation procedures permit the Funds to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, and convertible preferred stock), exchange-traded notes and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.
77

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.
When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.
When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 in the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the fair value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.
If evaluated pricing through a third-party pricing vendor is not available or deemed not to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
78

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing securities are not necessarily indicative of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
For fair valuations using significant unobservable inputs, if any, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the year. A table that includes a categorization of investments into Levels 1, 2, or 3, and a summary of significant unobservable inputs used for Level 3 investments, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
Repurchase Agreements
In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to a Fund to close out the repurchase agreement. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by a Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), a Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, a Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to a Fund. A counterparty’s default may cause a Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
During the year, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities.
Options
An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). Purchased call options tend to increase a Fund’s exposure to the underlying instrument. Purchased put options tend to decrease a Fund’s exposure to the underlying instrument.
When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.
79

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
During the year, Harbor Mid Cap Growth Fund purchased option contracts to manage its exposure to equity prices.
Foreign Currency Spot Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days.
The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in fair value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
During the year, Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, and Harbor Small Cap Growth Opportunities Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, when applicable, are translated into U.S. dollars based on the current exchange rates at year end.
Reported net realized gains and losses on foreign currency transactions, when applicable, represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities, when applicable, are included in the net realized and unrealized gain or loss on investments in the Statements of Operations.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities are amortized over the life of the respective securities using the effective yield method. Distributions from real estate investment trust securities are recorded as dividend income, and maybe reclassified as capital gains and/or return of capital, based on the information reported by the issuer, when available.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/(loss) if the security has been disposed of by a Fund, or in unrealized gain/(loss) if the security is still held by a Fund.
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Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Custodian
Each Fund has credit balance arrangements with its custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Fund generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the  respective Fund’s accompanying Statement of Operations.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Each Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2015–2017), including all positions expected to be taken upon filing the 2018 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds’ financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
New Accounting Pronouncements
In August 2018, the Securities and Exchange Commission (“SEC”) issued a final rule on Disclosure Update and Simplification (the “Rule”). The Rule contains amendments to certain financial statements presentation, particularly the presentation of components of net assets in the Statements of Assets and Liabilities and distributions on the Statements of Changes in Net Assets, and eliminates the requirement to disclose accumulated undistributed net investment income or loss on the Statements of Changes in Net Assets. These amendments are part of the SEC’s overall project to improve disclosure effectiveness and are intended to simplify compliance without significantly altering the total mix of information provided to investors. The amended rules are effective for interim and annual reports filed with the SEC on or after November 5, 2018 (the Rule effective date). As of October 31, 2018, the Funds have adopted this Rule.
In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which amends public and private company fair value disclosure requirements. The guidance is the result of the FASB’s test of the principles developed in its disclosure effectiveness project, which is designed to improve the effectiveness
81

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
of disclosures in the notes to the financial statements. This ASU is effective for all entities for fiscal years and interim periods within those fiscal years beginning after December 15, 2019, however, an entity is permitted to early adopt any removed or modified disclosure and delay adoption of the additional disclosures until their effective date. As of October 31, 2018, the Funds have early adopted ASU 2018-13.
Note 3—Investment Portfolio Transactions
Investment Portfolio Transactions
Purchases and sales of investments,  other than short-term securities, for each Fund for the year ended October 31, 2018 are as follows:
	Purchases (000s)	Sales (000s)
GROWTH FUNDS
Harbor Capital Appreciation Fund*	$12,123,394	$14,246,819
Harbor Strategic Growth Fund	17,458	9,786
Harbor Mid Cap Growth Fund	299,083	375,496
Harbor Small Cap Growth Fund	716,078	739,798
Harbor Small Cap Growth Opportunities Fund	210,853	260,594
VALUE FUNDS
Harbor Large Cap Value Fund	$ 349,165	$ 131,906
Harbor Mid Cap Value Fund	281,028	248,892
Harbor Small Cap Value Fund	608,922	302,798
Harbor Small Cap Value Opportunities Fund	25,834	21,211

*	Sales for this Fund include $284,176 in connection with an in-kind redemption of the Fund’s capital shares.
In-Kind Redemption Transactions
In accordance with the Trust’s prospectus, the Funds may distribute portfolio securities rather than cash as payment for a redemption of Fund shares. For financial reporting purposes, the Fund recognizes a gain or loss on the securities distributed related to the in-kind redemption. Such gains and losses on in-kind redemptions are not taxable to shareholders. For the years ended October 31, 2018, and 2017, Harbor Capital Appreciation Fund realized gains of $174,277,000 and $58,783,000, respectively, upon the disposition of portfolio securities in connection with in-kind redemptions of Fund shares.
Securities Lending
Each Fund may engage in securities lending, whereby a Fund lends its securities to financial institutions in order to increase its income. The Trust has engaged State Street Bank and Trust Company to act as its agent (the “Lending Agent”) with respect to the lending of portfolio securities of the Funds, pursuant to the terms and conditions of a Securities Lending Authorization Agreement (the “SLA Agreement”). Securities loans are required to be secured at all times during the term of the loan by collateral that is at least equal to the value of the loaned securities determined at the close of each business day. Collateral may consist of cash and/or securities issued by the U.S. Treasury or the Government National Mortgage Association. During the period, all such collateral consisted of cash. Any additional collateral that may be required to secure a loan is delivered to the Fund on the next business day. This collateral is recognized as the gross liability for securities loaned in the Statements of Assets and Liabilities. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio (the “Navigator Portfolio”), a money market mutual fund that seeks to provide income while maintaining a stable net asset value of $1.00. There is no assurance that the Navigator Portfolio will maintain a stable net asset value and the Funds are subject to the risk of loss on the cash collateral invested. A portion of the earnings generated by the investment of the cash collateral is rebated to the borrower for the use of the cash collateral and these earnings (less any rebate) are then divided between the Fund and the Lending Agent, as a fee for its services, according to agreed-upon rates. The Lending Agent and a Fund will share in any shortfall in the rebate due to the borrower, according to agreed-upon rates. In addition to receiving a fee from the borrower based on the demand for securities loaned and earning income on the investment of the cash collateral, a Fund receives substitute interest, dividends, or other amounts on the loaned securities, during the term of a loan. Net securities lending income is disclosed as such in the Statements of Operations.
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Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
Loans may be terminated at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities that are identical to the loaned securities. The Funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned and the risk that the value of the collateral falls below the value of the securities on loan. Each Fund seeks to mitigate this risk through the SLA Agreement, which provides that in the event of default, the Lending Agent may apply the proceeds of the cash collateral from the loaned securities toward the purchase of replacement securities. If such proceeds are insufficient or the collateral is unavailable, the Lending Agent will purchase replacement securities at its sole expense, or if unable to do so, the Lending Agent may credit to the Fund’s account an amount equal to the fair value of the unreturned loaned securities. As the securities loans are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of each securities lending transaction is considered to be overnight and continuous.
During the year, Harbor Capital Appreciation Fund engaged in securities lending. As of October 31, 2018, Harbor Capital Appreciation Fund had no securities out on loan.
Note 4—FEES AND OTHER Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly-owned subsidiary of ORIX Corporation (“ORIX”). Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services.
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Growth Funds
Harbor Capital Appreciation Fund	0.60% [a]	0.55%
Harbor Strategic Growth Fund	0.60	0.60
Harbor Mid Cap Growth Fund	0.75	0.75
Harbor Small Cap Growth Fund	0.75	0.75
Harbor Small Cap Growth Opportunities Fund	0.75	0.75
Value Funds
Harbor Large Cap Value Fund	0.60%	0.60%
Harbor Mid Cap Value Fund	0.75 [b]	0.71
Harbor Small Cap Value Fund	0.75	0.75
Harbor Small Cap Value Opportunities Fund	0.75	0.75

a	The Adviser has contractually agreed to reduce the management fee to 0.56% on assets between $5 billion and $10 billion, 0.54% on assets between $10 billion and $20 billion and 0.53% on assets over $20 billion through February 28, 2019.
b	Effective March 1, 2018, the Adviser has contractually agreed to reduce the management fee to 0.70% on assets between $350 million and $1 billion and 0.65% on assets over $1 billion through February 28, 2019. Prior to March 1, 2018, the Adviser contractually agreed to reduce the management fee to 0.70% on assets over $500 million through February 28, 2018.
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. During the year, the following expense limitation agreements were in effect:
•	Harbor Strategic Growth Fund. For the period November 1, 2017 through October 31, 2018, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.70%, 0.62%, 0.95% and 1.07% for the Institutional Class, Retirement Class, Administrative Class, and Investor Class, respectively. These contractual expense limitations are effective through February 28, 2019.
•	Harbor Large Cap Value Fund. For the period November 1, 2017 through October 31, 2018, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.68%, 0.60%, 0.93%, and 1.05% for the Institutional Class, Retirement Class, Administrative Class, and Investor Class, respectively. These contractual expense limitations are effective through February 28, 2019.
83

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
•	Harbor Small Cap Value Opportunities Fund. For the period November 1, 2017 through October 31, 2018, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.88%, 0.80%, 1.13%, and 1.25% for the Institutional Class, Retirement Class, Administrative Class, and Investor Class, respectively. These contractual expense limitations are effective through February 28, 2019.
All expense limitation agreements include the transfer agent fee waiver discussed in the Transfer Agent note.
Distributor
Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (the “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to the 12b-1 Plan, the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.
Amounts payable by a Fund under the 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statements of Operations.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees
Institutional Class	0.09% of the average daily net assets of all Institutional Class shares
Retirement Class	0.01% of the average daily net assets of all Retirement Class shares
Administrative Class	0.09% of the average daily net assets of all Administrative Class shares
Investor Class	0.21% of the average daily net assets of all Investor Class shares

Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2018. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. Harbor Funds has adopted policies and procedures pursuant to such rule. During the year, the Funds did not enter into any transactions with any other Harbor fund.
84

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Shareholders
On October 31, 2018, Harbor Capital, and its wholly owned subsidiaries, collectively held the following shares of beneficial interest in each of the following Funds:
	Number of Shares Owned by Harbor Capital and Subsidiaries					Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Retirement Class	Total
GROWTH FUNDS
Harbor Capital Appreciation Fund	—	—	—	39,200	39,200	0.0%
Harbor Strategic Growth Fund	1,122,097	614	614	21,805	1,145,130	32.1
Harbor Mid Cap Growth Fund	—	—	—	139,783	139,783	0.4
Harbor Small Cap Growth Fund	—	—	—	77,754	77,754	0.2
Harbor Small Cap Growth Opportunities Fund	—	—	—	25,876	25,876	0.1
VALUE FUNDS
Harbor Large Cap Value Fund	—	—	—	96,639	96,639	0.1
Harbor Mid Cap Value Fund	—	—	—	61,185	61,185	0.1
Harbor Small Cap Value Fund	—	—	—	34,850	34,850	0.1
Harbor Small Cap Value Opportunities Fund	2,463,473	25,122	25,110	8,815	2,522,520	79.8
Independent Trustees
The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for the Funds totaled $1,149,000 for the year ended October 31, 2018.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Accrued expenses – Trustees’ fees and expenses” and “Other assets”, respectively, in the Statements of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
NOTE 5—TAX INFORMATION
The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. GAAP. These differences are attributable to permanent book and tax accounting differences that were primarily due to tax treatment of redemption in-kind distribution and use of equalization. Reclassifications are made to each Fund’s capital account to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statements of Assets and Liabilities for the year ended October 31, 2018 are as follows:
85

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION—Continued
	Total Distributable Earnings/(Loss) (000s)	Paid in Capital (000s)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$(719,832)	$719,832
Harbor Strategic Growth Fund	(230)	230
Harbor Mid Cap Growth Fund	(12,778)	12,778
Harbor Small Cap Growth Fund	(21,888)	21,888
Harbor Small Cap Growth Opportunities Fund	(8,078)	8,078
VALUE FUNDS
Harbor Large Cap Value Fund	$ (3,854)	$ 3,854
Harbor Mid Cap Value Fund	(10,229)	10,229
Harbor Small Cap Value Fund	(43,483)	43,483
Harbor Small Cap Value Opportunities Fund	(1)	1
The tax composition of each Fund’s distributions is as follows:
	As of October 31, 2018			As of October 31, 2017
	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$42,373	$3,005,817	$3,048,190	$23,203	$1,405,454	$1,428,657
Harbor Strategic Growth Fund	165	1,034	1,199	—	—	—
Harbor Mid Cap Growth Fund	10,055	25,409	35,464	—	—	—
Harbor Small Cap Growth Fund	10,089	57,274	67,363	—	2,924	2,924
Harbor Small Cap Growth Opportunities Fund	2,422	14,702	17,124	—	—	—
VALUE FUNDS
Harbor Large Cap Value Fund	$ 7,595	$ 21,200	$ 28,795	$ 4,885	$ 13,304	$ 18,189
Harbor Mid Cap Value Fund	20,087	17,333	37,420	16,082	9,807	25,889
Harbor Small Cap Value Fund	1,056	23,200	24,256	3,023	—	3,023
Harbor Small Cap Value Opportunities Fund	150	—	150	—	—	—
As of October 31, 2018, the components of each Fund’s distributable earnings on a tax basis are as follows:
	Undistributed Ordinary Income (000s)	Undistributed Long-Term Capital Gains (000s)	Unrealized Appreciation/ (Depreciation) (000s)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$51,872	$2,639,525	$11,594,033
Harbor Strategic Growth Fund	448	1,405	11,373
Harbor Mid Cap Growth Fund	7,945	48,790	40,521
Harbor Small Cap Growth Fund	20,137	116,403	14,766
Harbor Small Cap Growth Opportunities Fund	12,681	39,344	(1,945)
VALUE FUNDS
Harbor Large Cap Value Fund	$ 3,534	$ 14,806	$ 109,342
Harbor Mid Cap Value Fund	16,224	44,612	12,979
Harbor Small Cap Value Fund	7,329	109,008	268,658
Harbor Small Cap Value Opportunities Fund	1,447	512	(1,953)
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Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION—Continued
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation at October 31, 2018 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$17,731,235	$11,882,382	$(288,349)	$11,594,033
Harbor Strategic Growth Fund	53,971	13,247	(1,874)	11,373
Harbor Mid Cap Growth Fund	312,564	61,850	(21,329)	40,521
Harbor Small Cap Growth Fund	682,062	80,295	(65,529)	14,766
Harbor Small Cap Growth Opportunities Fund	280,525	35,621	(37,566)	(1,945)
VALUE FUNDS
Harbor Large Cap Value Fund	$ 830,764	$ 138,108	$ (28,766)	$ 109,342
Harbor Mid Cap Value Fund	927,320	126,740	(113,761)	12,979
Harbor Small Cap Value Fund	1,091,024	321,305	(52,647)	268,658
Harbor Small Cap Value Opportunities Fund	31,049	2,166	(4,119)	(1,953)

Note 6—Derivatives
Each Fund’s derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.
Each Fund’s derivative instruments outstanding as of the year ended October 31, 2018, if any, as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations, are indicators of the volume of derivative activity for each Fund.
Derivative Instruments
Realized net gain/(loss) on derivatives, by primary risk exposure, for the year ended October 31, 2018, were:
HARBOR MID CAP GROWTH FUND
Net Realized Gain/(Loss) on Derivatives	Equity Contracts (000s)
Purchased Options (rights/warrants)	$615
Note 7—Legal Proceedings
Tribune Company
Harbor Mid Cap Value Fund has been named as a defendant and/or as a putative member of a proposed defendant class in Kirschner v. FitzSimons (In re Tribune Co.), No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”); Deutsche Bank v. Ohlson Enterprises, No. 12-0064 (S.D.N.Y.) (the “Deutsche Bank action”); and Niese v. ABN AMRO Clearing Chicago LLC, No. 12-0555 (S.D.N.Y.) (the “Niese action”), as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. The plaintiffs in these lawsuits have asserted claims for fraudulent conveyance against Harbor Mid Cap Value Fund and other former Tribune shareholders.
All three lawsuits have been consolidated with the majority of the other Tribune-related lawsuits in the multidistrict litigation proceeding In re Tribune Co. Fraudulent Conveyance Litig., No. 11-2296 (S.D.N.Y.) (the “MDL Proceeding”).
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Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 7—Legal Proceedings—Continued
On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the Deutsche Bank and Niese actions, on the basis that the plaintiffs lacked standing. The plaintiffs appealed. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal, affirming the district court’s dismissal of those lawsuits. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. Plaintiffs sought rehearing en banc, which the Second Circuit denied.  On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision, which the shareholder defendants opposed.  On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”
On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss and denied plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain. On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed from pending further action by the Second Circuit in the still pending appeal, discussed above.
None of these lawsuits alleges any wrongdoing on the part of Harbor Mid Cap Value Fund. Harbor Mid Cap Value Fund held shares of Tribune and tendered these shares as part of Tribune’s LBO. The value of the proceeds received by Harbor Mid Cap Value Fund was approximately $299,000. Harbor Mid Cap Value Fund’s cost basis in the shares of Tribune was approximately $262,000. At this stage of the proceedings, Harbor Mid Cap Value Fund is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.
Note 8—Subsequent Events
Through the date the financial statements were issued, there were no subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.
88

Harbor Domestic Equity Funds
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Harbor Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Harbor Capital Appreciation Fund, Harbor Strategic Growth Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Growth Opportunities Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund and Harbor Small Cap Value Opportunities Fund (collectively referred to as the “Funds”), (nine of the funds constituting Harbor Funds (the “Trust”)), including the portfolios of investments, as of October 31, 2018, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (nine of the funds constituting Harbor Funds) at October 31, 2018, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund comprising the Harbor Funds	Statement of operations	Statement of changes in net assets	Financial highlights
Harbor Capital Appreciation Fund Harbor Mid Cap Growth Fund Harbor Small Cap Growth Fund Harbor Large Cap Value Fund Harbor Mid Cap Value Fund Harbor Small Cap Value Fund	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the five years in the period ended October 31, 2018
Harbor Strategic Growth Fund	For the year ended October 31, 2018	For the year ended October 31, 2018, the period from July 1, 2017 through October 31, 2017, and the period from July 1, 2016 to June 30, 2017*
Harbor Small Cap Growth Opportunities Fund	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the four years in the period ended October 31, 2018 and the period from February 1, 2014 (inception) through October 31, 2014
Harbor Small Cap Value Opportunities Fund	For the year ended October 31, 2018	For the year ended October 31, 2018 and the period from August 1, 2017 (inception) through October 31, 2017

*	The statement of changes in net assets and the financial highlights for the Harbor Strategic Growth Fund for the periods presented through June 30, 2016, were audited by other auditors whose report dated August 26, 2016, expressed an unqualified opinion on that statement and those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
89

Harbor Domestic Equity Funds
Report of Independent Registered Public Accounting Firm—Continued

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Harbor Funds investment companies since 2000.
Chicago, Illinois
December 19, 2018
90

Harbor Domestic Equity Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2018 through October 31, 2018.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018
Harbor Capital Appreciation Fund
Institutional Class	0.65%
Actual		$3.29	$1,000	$1,008.18
Hypothetical (5% return)		3.31	1,000	1,021.85
Retirement Class	0.57%
Actual		$2.88	$1,000	$1,008.45
Hypothetical (5% return)		2.91	1,000	1,022.26
Administrative Class	0.90%
Actual		$4.56	$1,000	$1,006.80
Hypothetical (5% return)		4.58	1,000	1,020.55
Investor Class	1.02%
Actual		$5.16	$1,000	$1,006.36
Hypothetical (5% return)		5.19	1,000	1,019.93
91

Harbor Domestic Equity Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018
Harbor Strategic Growth Fund
Institutional Class	0.70%
Actual		$3.56	$1,000	$1,016.57
Hypothetical (5% return)		3.57	1,000	1,021.59
Retirement Class	0.62%
Actual		$3.16	$1,000	$1,017.08
Hypothetical (5% return)		3.16	1,000	1,022.00
Administrative Class	0.95%
Actual		$4.83	$1,000	$1,015.03
Hypothetical (5% return)		4.84	1,000	1,020.30
Investor Class	1.07%
Actual		$5.43	$1,000	$1,014.54
Hypothetical (5% return)		5.45	1,000	1,019.68
Harbor Mid Cap Growth Fund
Institutional Class	0.87%
Actual		$4.42	$1,000	$1,013.06
Hypothetical (5% return)		4.43	1,000	1,020.71
Retirement Class	0.80%
Actual		$4.06	$1,000	$1,013.04
Hypothetical (5% return)		4.08	1,000	1,021.07
Administrative Class	1.12%
Actual		$5.68	$1,000	$1,011.71
Hypothetical (5% return)		5.70	1,000	1,019.42
Investor Class	1.24%
Actual		$6.28	$1,000	$1,011.04
Hypothetical (5% return)		6.31	1,000	1,018.80
Harbor Small Cap Growth Fund
Institutional Class	0.86%
Actual		$4.25	$1,000	$ 960.51
Hypothetical (5% return)		4.38	1,000	1,020.76
Retirement Class	0.79%
Actual		$3.90	$1,000	$ 961.26
Hypothetical (5% return)		4.02	1,000	1,021.12
Administrative Class	1.11%
Actual		$5.49	$1,000	$ 959.86
Hypothetical (5% return)		5.65	1,000	1,019.47
Investor Class	1.23%
Actual		$6.07	$1,000	$ 958.77
Hypothetical (5% return)		6.26	1,000	1,018.85
92

Harbor Domestic Equity Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018
Harbor Small Cap Growth Opportunities Fund
Institutional Class	0.87%
Actual		$4.44	$1,000	$1,025.00
Hypothetical (5% return)		4.43	1,000	1,020.71
Retirement Class	0.80%
Actual		$4.08	$1,000	$1,024.96
Hypothetical (5% return)		4.08	1,000	1,021.07
Administrative Class	1.11%
Actual		$5.67	$1,000	$1,023.57
Hypothetical (5% return)		5.65	1,000	1,019.42
Investor Class	1.24%
Actual		$6.32	$1,000	$1,022.24
Hypothetical (5% return)		6.31	1,000	1,018.80
Harbor Large Cap Value Fund
Institutional Class	0.68%
Actual		$3.38	$1,000	$ 973.37
Hypothetical (5% return)		3.47	1,000	1,021.69
Retirement Class	0.60%
Actual		$2.98	$1,000	$ 973.72
Hypothetical (5% return)		3.06	1,000	1,022.10
Administrative Class	0.93%
Actual		$4.62	$1,000	$ 972.14
Hypothetical (5% return)		4.74	1,000	1,020.40
Investor Class	1.05%
Actual		$5.22	$1,000	$ 971.67
Hypothetical (5% return)		5.35	1,000	1,019.78
Harbor Mid Cap Value Fund
Institutional Class	0.83%
Actual		$4.05	$1,000	$ 938.13
Hypothetical (5% return)		4.23	1,000	1,020.92
Retirement Class	0.76%
Actual		$3.71	$1,000	$ 938.57
Hypothetical (5% return)		3.87	1,000	1,021.28
Administrative Class	1.08%
Actual		$5.27	$1,000	$ 936.87
Hypothetical (5% return)		5.50	1,000	1,019.62
Investor Class	1.20%
Actual		$5.86	$1,000	$ 936.29
Hypothetical (5% return)		6.11	1,000	1,019.00
93

Harbor Domestic Equity Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018
Harbor Small Cap Value Fund
Institutional Class	0.86%
Actual		$4.22	$1,000	$ 943.51
Hypothetical (5% return)		4.38	1,000	1,020.76
Retirement Class	0.79%
Actual		$3.87	$1,000	$ 943.82
Hypothetical (5% return)		4.02	1,000	1,021.12
Administrative Class	1.11%
Actual		$5.44	$1,000	$ 942.37
Hypothetical (5% return)		5.65	1,000	1,019.47
Investor Class	1.23%
Actual		$6.02	$1,000	$ 941.79
Hypothetical (5% return)		6.26	1,000	1,018.85
Harbor Small Cap Value Opportunities Fund
Institutional Class	0.88%
Actual		$4.40	$1,000	$ 981.32
Hypothetical (5% return)		4.48	1,000	1,020.66
Retirement Class	0.80%
Actual		$3.99	$1,000	$ 982.30
Hypothetical (5% return)		4.08	1,000	1,021.07
Administrative Class	1.13%
Actual		$5.64	$1,000	$ 980.31
Hypothetical (5% return)		5.75	1,000	1,019.37
Investor Class	1.25%
Actual		$6.23	$1,000	$ 979.33
Hypothetical (5% return)		6.36	1,000	1,018.75

*	Reflective of all fee waivers and expense reimbursements
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
94

Harbor Domestic Equity Funds
Additional Information (Unaudited)

Additional Tax Information
The Funds designate the following portions of their distributions from investment company taxable income for the fiscal year ended October 31, 2018 as qualifying for the dividends received deduction for corporate shareholders.
Percentage of Distribution
GROWTH FUNDS
Harbor Capital Appreciation Fund	100%
Harbor Strategic Growth Fund	87
Harbor Mid Cap Growth Fund	14
Harbor Small Cap Growth Fund	9
Harbor Small Cap Growth Opportunities Fund	5
VALUE FUNDS
Harbor Large Cap Value Fund	100%
Harbor Mid Cap Value Fund	74
Harbor Small Cap Value Fund	100
Harbor Small Cap Value Opportunities Fund	13
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the fiscal year ended October 31, 2018:
Amount (000s)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$3,540,025
Harbor Strategic Growth Fund	1,202
Harbor Mid Cap Growth Fund	36,355
Harbor Small Cap Growth Fund	75,934
Harbor Small Cap Growth Opportunities Fund	20,811
VALUE FUNDS
Harbor Large Cap Value Fund	$ 23,545
Harbor Mid Cap Value Fund	24,305
Harbor Small Cap Value Fund	63,592
Harbor Small Cap Value Opportunities Fund	—
For the fiscal year ended October 31, 2018, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2018, complete information will be reported in conjunction with Form 1099-DIV.
Shareholders who own shares through a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2018 will receive a Form 1099-DIV in January 2019 that will show the tax character of those distributions.
Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on Harbor Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
95

Harbor Domestic Equity Funds
Additional Information—Continued

Quarterly Portfolio Disclosures
Harbor Funds files a complete portfolio of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on Harbor Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov.
96

Harbor Domestic Equity Funds
Additional Information—Continued

Trustees and Officers
As of December 2018
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
Harbor Funds' Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (55) Trustee	Since 2014	Chairman (2015-Present) and Trustee (2011-2015), Rare (conservation nonprofit); Trustee, Berkshire School (2014-Present); Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc., (publicly traded investment management firm).	32	None
Raymond J. Ball (74) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	32	None
Donna J. Dean (67) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present).	32	None
Joseph L. Dowling III (54) Trustee	Since 2017	Chief Investment Officer, Brown University (2013-Present); Advisory Board Member, Stage Point Capital (private mortgage specialist) (2016-2017); Advisory Board Member, Harbor Funds (2016-2017); and Founder and Managing Member, Narragansett Asset Management (private investment management firm) (1998-2013).	32	Director of Integrated Electrical Services (2011-Present).
Randall A. Hack (71) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-2016); Advisory Director of Berkshire Partners (private equity firm) (2002-2013); Founder and Senior Managing Director of Nassau Capital, LLC (private investment firm, investing solely on behalf of the Princeton Endowment) (1995-2001); and President of The Princeton University Investment Company (1990-1994).	32	None
Robert Kasdin (60) Trustee	Since 2014	Senior Vice President and Chief Operating Officer (2015-Present) and Chief Financial Officer (2018-Present), Johns Hopkins Medicine; Senior Executive Vice President, Columbia University (2002-2015); Trustee and Member of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); Director and Executive Committee Member, The Y in Central Maryland (2018-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	32	Director of Noranda Aluminum Holdings Corporation (2007-2014); and Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
97

Harbor Domestic Equity Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES—Continued
Kathryn L. Quirk (66) Trustee	Since 2017	Retired; Vice President, Senior Compliance Officer and Head, U.S. Regulatory Compliance, Goldman Sachs Asset Management (2013-2017); Deputy Chief Legal Officer, Asset Management, and Vice President and Corporate Counsel, Prudential Insurance Company of America (2010-2012); Co-Chief Legal Officer, Prudential Investment Management, Inc., and Chief Legal Officer, Prudential Investments and Prudential Mutual Funds (2008-2012); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America, and Chief Legal Officer, Prudential Investments (2005-2008); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America (2004-2005); Member, Management Committee (2000-2002), General Counsel and Chief Compliance Officer, Zurich Scudder Investments, Inc. (1997-2002).	32	None
Ann M. Spruill (64) Trustee	Since 2014	Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	32	None
INTERESTED TRUSTEE
Charles F. McCain (49)* Chairman, Trustee and President	Since 2017	Chief Executive Officer (2017-Present), Director (2007-Present), President and Chief Operating Officer (2017), Executive Vice President and General Counsel (2004-2017), and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-2017), Harbor Services Group, Inc.; and Chief Executive Officer (2017-Present), Director (2007-Present), Chief Compliance Officer and Executive Vice President (2007-2017), Harbor Funds Distributors, Inc.	32	None

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Erik D. Ojala (43) Chief Compliance Officer	Since 2017	Executive Vice President and General Counsel (2017-Present) and Secretary (2010-Present); Senior Vice President and Associate General Counsel (2007-2017), Harbor Capital Advisors, Inc.; Director, Executive Vice President and Chief Compliance Officer (2017-Present), Harbor Funds Distributors, Inc.; and Director (2017-Present) and Assistant Secretary (2014-Present), Harbor Services Group, Inc.
Anmarie S. Kolinski (47) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present), Harbor Funds Distributors, Inc.
Brian L. Collins (50) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.
Charles P. Ragusa (59) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present) and OFAC Officer (2015-Present), Harbor Funds Distributors, Inc.
Diana R. Podgorny (39) Secretary	Since 2018	Vice President and Assistant General Counsel, Harbor Capital Advisors, Inc. (2017-Present); Vice President and Counsel, AMG Funds LLC (2016-2017); and Vice President and Counsel, Aston Asset Management, LLC (2010-2016).
98

Harbor Domestic Equity Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**—Continued
Jodie L. Crotteau (46) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Chief Compliance Officer and Secretary (2017-present) and Assistant Secretary (2015-2016), Harbor Services Group, Inc.; Assistant Secretary (2016-present), Harbor Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); and Vice President, Grosvenor Capital Management, L.P. (2010-2014).
Lana M. Lewandowski (39) AML Compliance Officer and Assistant Secretary	Since 2017	Legal & Compliance Manager (2016-Present) and Legal Specialist (2012-2015), Harbor Capital Advisors, Inc.
Lora A. Kmieciak (54) Assistant Treasurer	Since 2017	Senior Vice President – Fund Administration and Analysis (2017-Present) and Senior Vice President - Business Analysis (2015-2017), Harbor Capital Advisors, Inc.; and Assurance Executive Director (1999-2015), Ernst & Young LLP.
John M. Paral (50) Assistant Treasurer	Since 2013	Director of Fund Administration and Analysis (2017-Present), Vice President (2012-Present) and Financial Reporting Manager (2007-2017), Harbor Capital Advisors, Inc.

[1]	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. McCain is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.
99

This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement (“Privacy Statement”) is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. (collectively, “Harbor” “we” or “us”). The measures described in this Privacy Statement reflect the commitments we make to protect the privacy of your personal information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
In the course of providing products and services, we collect personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties, including when you contact Shareholder Services or establish an account with us. This Privacy Statement applies to personal information we collect from those sources unless we inform you otherwise.
The personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, bank account information, location data (depending on your app settings and device permissions), and other information voluntarily provided by you.
We may also collect certain information automatically when you visit us through our website or a mobile application. For example, we may collect technical and navigational information, such as computer browser type, device type, device ID, Internet protocol address, pages visited average time spent on our website and searches performed on our website. We may use this information to alert you to software compatibility issues; to provide you with or improve or websites, applications, products or services; or to provide you with content that may be of interest to you. We use your IP address to help diagnose problems with our server and to administer our website. Your IP address is also used to gather broad demographic information. This information will be used for internal purposes only. We also collect information in the form of log files that record website and app activity and gather statistics about your browsing habits. These entries are generated automatically, and help us to troubleshoot errors, improve performance and maintain the security of our sites and apps. We use “cookies” and similar files that may be placed on your computer or device for security purposes, to facilitate site navigation and to personalize the appearance of our site. We provide more information regarding cookies and other tracking technologies below.
In addition, we may receive personal information about you that you authorize third parties to provide to us. We also may obtain personal information from third-party service providers to verify your identity, to prevent fraud, or to help us identify products and services that may be of interest to you.
The personal information we collect about you may be transferred to or stored by us or our service providers in the United States or elsewhere, as permitted by law.
If you do not wish to provide personal information to us, we may be unable to provide certain products or services to you.

Information Sharing
We disclose personal information with affiliated and non-affiliated parties: (1) as permitted or required by law or regulation; (2) if we believe that is necessary to: comply with applicable laws, regulations, or industry requirements; respond to requests from a legal, regulatory, or governmental authority; enforce legal terms; detect and resolve any fraud or security concerns, and protect the rights, property, and safety of us, our users, or others; (3) in the event of a merger, acquisition or sale of all or substantially all of our assets; or (4) as otherwise described in this Privacy Statement.
Personal information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services (including, without limitation, completing transactions), such as custodians, transfer agents, broker-dealers and marketing service firms (to support our marketing to you), as well as with other financial institutions. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than those purposes described in this Privacy Statement or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.
100

Harbor’s Privacy Statement—Continued

Security
We maintain physical, electronic and procedural safeguards designed to protect your personal information; however, please be aware that no data security measures can guarantee 100% security.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, two-factor authentication, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at .

Linking to
Third Parties
When you visit our website and leave to go to another linked site, we are not responsible for the content or availability of the linked site. Please be advised that if you enter into a transaction on the third-party site, we do not represent either the third party or you. Further, the privacy and security policies of the linked site may differ from those practiced by us.

Cookies and Other Technologies
A cookie is a small text file that is stored on your computer, tablet, or device when you visit a website or a mobile application. Cookies usually store small bits of information about you and what you do on that site or application, which are then used to improve your browsing experience. Some cookies are only used during a single visit, while others are saved on your device until your next visit. Harbor Funds and our third-party providers use both types of cookies to make your visits more productive.
If you are concerned about cookies, they can be blocked from your device, or you can set your browser to notify you when they are being used. Use the Help feature of your browser to learn how.
Our website, mobile application, and e-mails may use a web beacon. A web beacon helps to measure usage and activity and reports that activity back to the system providers. In some cases, a web beacon triggers the placement of a cookie on your device.
We and our service providers use web beacons and cookies to determine things like if and when you open our e-mails, what type of device, operating system, e-mail program, or web browser you are using, your IP address, and what links you click within our site or e-mail. These things enable us to gauge the effectiveness, relevance, and value of our content and communications.
We use Google Analytics (which uses a web beacon) to collect information about use of our website and mobile application. For more information on opting out of being tracked by Google Analytics, visit https://tools.google.com/dlpage/gaoptout. We also use Lucky Orange to collect information about how visitors interact with the content on our public website and mobile application pages. Lucky Orange does not track actions or behavior within the password-protected online account access systems. For more information about Lucky Orange, including how to opt out, please visit: https://www.luckyorange.com/privacy.php.

Do Not Track
Our third-party vendors may collect information about users across our website. We do not currently have the capability to respond to a web browser that does not track signals or other mechanisms that provide you with the ability to exercise choice regarding the collection of this information.

Changes to this
Privacy Statement
We reserve the right to change or revise this Privacy Statement at any time to reflect changes in the law or our data collection and use practices. New updates to the Privacy Statement will be posted to our website and are include in Harbor Funds’ annual reports to shareholders. Privacy Statement changes will apply to the information collected from the date we post our revised Privacy Statement, as well as to existing information we hold.

Contact Us
If you have any questions or concerns about how we maintain the privacy of your personal information or if you would like to update your personal information on file, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time. You may also write to us at the following postal address:
Harbor Funds
c/o Harbor Services Group, Inc.
PO Box 804660
Chicago, IL 60680-4108
We recommend that you read and retain this notice for your personal files.
Last Updated: December 2018
101

Benchmark Descriptions

Bloomberg Barclays U.S. Aggregate Bond Index—The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Barclays U.S. TIPS Index—The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. Convertible Ex Mandatory Index—The ICE BofAML U.S. Convertible Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. 3-Month Treasury Bill Index—The ICE BofAML U.S. 3-Month Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
ICE BofAML U.S. High Yield Index (H0A0)—The ICE BofAML U.S. High Yield Index (H0A0) is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. Non-Distressed High Yield Index—The ICE BofAML U.S. Non-Distressed High Yield Index is a subset of the ICE BofAML U.S. High Yield Index (H0A0) including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World (ND) Index—The MSCI All Country World (ND) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S. (ND) Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major developed markets, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE Small Cap (ND) Index—The MSCI EAFE Small Cap (ND) Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current
102

Benchmark Descriptions—Continued

index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Index—The Russell Midcap® Index is an unmanaged index generally representative of the U.S. market for medium capitalization stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Frank Russell Company.
S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
103

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Joseph L. Dowling, III
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Ann M. Spruill
Trustee
Erik D. Ojala
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Brian L. Collins
Vice President
Charles P. Ragusa
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Custodian
State Street Bank and Trust Company
State Street Financial Center
1 Lincoln Street
Boston, MA 02111-2900
FD.AR.DE.1018

Annual Report
October 31, 2018
International & Global  Funds

	Institutional Class	Retirement Class	Administrative Class	Investor Class
Harbor International Fund	HAINX	HNINX	HRINX	HIINX
Harbor Diversified International All Cap Fund	HAIDX	HNIDX	HRIDX	HIIDX
Harbor International Growth Fund	HAIGX	HNGFX	HRIGX	HIIGX
Harbor International Small Cap Fund	HAISX	HNISX	HRISX	HIISX
Harbor Global Leaders Fund	HGGAX	HNGIX	HRGAX	HGGIX
Harbor Emerging Markets Equity Fund	HAEMX	HNEMX	HREMX	HIEEX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (harborfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with Harbor Funds, by calling 800-422-1050.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary (such as a broker-dealer or bank), you can contact your financial intermediary to request that you continue to receive paper copies of the Funds’ shareholder reports. If you invest directly, you can call 800-422-1050 to request that you continue to receive paper copies of the Funds’ shareholder reports. Your election to receive reports in paper will apply to all Harbor Funds held in your account.

This document must be preceded or accompanied by a Prospectus.

Letter from the Chairman

Charles F. McCain Chairman
Dear Fellow Shareholder:
International equities in the aggregate posted negative returns in the fiscal year ended October 31, 2018. The MSCI All Country World Ex. U.S. (ND) Index, a measure of the equity markets outside the U.S., had a return of -8.24%. All international and global returns are in U.S. Dollars.
International stock markets rose early in the fiscal year, supported by strong global economic data, before falling quite sharply in response to fears of higher interest rates, rising inflation, and a significant drop in price of stocks in the Information Technology sector. As the fiscal year progressed, the U.S. Dollar strengthened against other currencies, including the Euro, the Japanese Yen and the British Pound, which pressured international equity market performance. Emerging markets were particularly hard hit by concerns of slowing regional growth, the prospects for an extended trade war between the U.S. and China, and U.S. Dollar strength.
The story of global equities for the fiscal year was marked by a stark divergence between U.S. and international equities. Buoyed by continued gains in the U.S., the MSCI World (ND) Index, a measure of the global equity markets, posted a gain of 1.16% for the fiscal year. Toward the end of the fiscal year, global equity markets benefited from the boost provided by a strong U.S. economy. In October, however, heightened volatility drove steep declines in equity markets around the world.
Comments by the portfolio managers of each Harbor international and global equity fund can be found in the pages preceding each Fund’s portfolio of investments. As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including those in Harbor Funds.
	Returns For Periods Ended October 31, 2018
		Annualized
International & Global	1 Year	5 Years	10 Years	30 Years
MSCI EAFE (ND) (foreign stocks)	-6.85%	2.02%	6.89%	4.59%
MSCI EAFE Small Cap (ND) (foreign small cap stocks)	-7.81	5.16	11.56	N/A
MSCI World (ND) (global stocks)	1.16	6.81	10.02	6.83
MSCI All Country World Ex. U.S. (ND) (foreign stocks)	-8.24	1.63	6.92	N/A
MSCI Emerging Markets (ND) (emerging market stocks)	-12.52	0.78	7.84	N/A
Domestic Equities
Russell 3000® (entire U.S. stock market)	6.60%	10.81%	13.35%	10.28%
S&P 500 (large cap stocks)	7.35	11.34	13.24	10.25
Russell Midcap® (mid cap stocks)	2.79	8.97	14.20	11.44
Russell 2000® (small cap stocks)	1.85	8.01	12.44	9.64
Russell 3000® Growth (growth stocks)	10.20	13.06	15.34	10.13
Russell 3000® Value (value stocks)	2.78	8.50	11.28	10.05
Fixed Income
ICE BofAML U.S. Non-Distressed High Yield (domestic high-yield bonds)	0.76%	4.79%	9.32%	N/A
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	-2.05	1.83	3.94	5.97%
Bloomberg Barclays U.S. TIPS (domestic inflation-linked bonds)	-1.24	0.97	4.11	N/A
ICE BofAML U.S. 3-Month Treasury Bill (proxy for money market returns)	1.68	0.55	0.35	3.18
assessing your long-term investment plan
As the end of the calendar year approaches, it may be a good time to evaluate your financial goals and your investments. We always encourage shareholders to take a long-term perspective with all of their investments. While past performance is never a guarantee of future results, over the long term, the returns of equities and debt securities have historically helped many investors achieve their financial objectives. We encourage all investors to maintain a diversified portfolio of equities, debt and cash in an allocation consistent with their long-term financial goals and comfort with risk.
Harbor Funds offers a variety of equity and fixed income funds to help you achieve your financial goals.
Thank you for investing with Harbor Funds.
December 19, 2018

Charles F. McCain
Chairman
1

Harbor International Fund
Managers’ Commentary (Unaudited)

Subadviser
Marathon Asset Management LLP
Orion House
5 Upper St. Martin’s Lane
London, WC2H 9EA
England
Portfolio Managers
Neil M. Ostrer
Since 2018
Charles Carter
Since 2018
Nick Longhurst
Since 2018
William J. Arah
Since 2018
Simon Somerville
Since 2018
Simon Todd, CFA
Since 2018
Michael Nickson, CFA
Since 2018
Michael Godfrey, CFA
Since 2018
David Cull, CFA
Since 2018
Marathon Asset Management LLP (Marathon-London) has subadvised the Fund since 2018.
Investment Objective
The Fund seeks long-term total return, principally from growth of capital.
Management’s Discussion of
Fund Performance
MARKET REVIEW
International equity markets significantly underperformed U.S. stocks during the fiscal year ended October 31, 2018. Developed market stocks, as represented by the MSCI EAFE (ND) Index (the “Index”), fell 6.85% (all international and global returns are in U.S. Dollars), while emerging market equities experienced an even more pronounced selloff, with the MSCI Emerging Markets (ND) Index falling 12.52%. These results stand in sharp contrast to the robust conditions in U.S. equity markets, as illustrated by the 7.35% gain for the S&P 500 Index over the same period.
The fiscal year got off to a positive start with both U.S. and international stocks rallying broadly in the last two months of 2017. However, a host of worries weighed on international stocks throughout much of 2018, among them escalating trade tensions, concerns about slowing global growth, the ongoing winddown of accommodative monetary policies, the impact of a strong U.S. Dollar, and Brexit. These concerns culminated in the month of October with a sharp downturn and spike in volatility across global markets.
PERFORMANCE
On August 22, 2018, Marathon Asset Management LLP (“Marathon-London”) was appointed as subadviser to the Fund, replacing Northern Cross, LLC. While Marathon-London’s investment approach differs from the previous subadviser, the Fund continues to provide diversified core exposure to foreign stocks across a broad range of countries and sectors. Marathon-London’s “capital cycle” investment philosophy is centered on the study of capital flows and competitive dynamics within industries. It is grounded in the premise that high returns at the top of a capital cycle attract excessive capital (and increased competition), which sows the seeds of a cyclical downturn. Conversely, low returns at the bottom of a cycle discourage new capital (and competition), clearing the way for the strongest, most effectively managed companies to survive and ultimately excel. Marathon-London’s assessment of how management responds to the forces of the capital cycle through capital allocation decisions, coupled with how they are incentivized, are both critical to investment decisions.
Harbor International Fund returned -11.31% (Institutional Class), -11.24% (Retirement Class), -11.53% (Administrative Class), and -11.65% (Investor Class) for the fiscal year, significantly lagging the Index, which returned -6.85%. For most of the fiscal year, the Fund maintained a meaningful off-benchmark allocation to Colombian stocks, which was a key detractor over the period. The Fund held a handful of U.S. stocks, which also detracted slightly from returns relative to the Index. The vast majority of these off-benchmark exposures were sold after the subadviser change. From a sector perspective, the Fund benefited from an underweight and strong security selection in Financials. However, that was more than offset by poor security selection in Consumer Staples (Anheuser-Busch InBev, British American Tobacco), Health Care (Bayer) and Industrials (Fanuc, Atlas Copco, SMC, and Rolls-Royce). Most of the key detractors were legacy holdings that were sold over the course of the last two months of the fiscal year.
Since August 22, 2018, Marathon-London has worked toward transitioning the Fund by selling legacy holdings and purchasing the stocks we intend to hold over the long term. Substantial effort was made to limit the market impact associated with the sales and purchases of portfolio securities throughout this transition. During the transition, Marathon-London also managed to keep cash at modest levels, averaging around 3.9% from the transition date through October 31, 2018.

2

Harbor International Fund
Managers’ Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2008 through 10/31/2018
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI EAFE (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2018
	1 Year	Annualized
		5 Years	10 Years
Harbor International Fund
Institutional Class	-11.31%	-0.45%	6.38%
Retirement Class[1]	-11.24	-0.42	6.40
Administrative Class	-11.53	-0.70	6.11
Investor Class	-11.65	-0.82	5.99
Comparative Index
MSCI EAFE (ND)	-6.85%	2.02%	6.89%
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratios were 0.72% (Net) and 0.81% (Gross) (Institutional Class); 0.64% (Net) and 0.73% (Gross) (Retirement Class); 0.97% (Net) and 1.06% (Gross) (Administrative Class); and 1.09% (Net) and 1.18% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver effective through 02/28/2019. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
OUTLOOK & STRATEGY
At the end of the fiscal year, the transition of the Fund’s holdings was almost complete. Accordingly, the performance of the Fund going forward will be driven by Marathon-London’s investment decisions, which are based on analyses of industry capital cycle characteristics along with in-depth research regarding the company management’s motivation, incentivization and skill at responding to the forces of the cycle.
As of October 31, 2018, the Fund had meaningful overweights to the Industrials and Communication Services sectors. Notable underweights were to the Financials and Energy sectors, areas where Marathon-London sees unfavorable capital cycle conditions. Going forward, the Fund is expected to be broadly diversified across 350 to 450 stocks, with regional allocations approximately benchmark neutral, with a modest out-of-benchmark allocation to emerging markets.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Marathon Asset Management LLP as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
3

Harbor International Fund
Fund Summary—October 31, 2018 (Unaudited)

TOP Holdings (% of net assets)
❶	Cementos Argos SA	1.4%
❷	Olympus Corp.	1.3%
❸	Intertek Group plc	1.2%
❹	Roche Holding AG	1.1%
❺	Assa Abloy AB Class B	1.0%
❻	BP plc	1.0%
❼	Coloplast AS	1.0%
❽	Compass Group plc	1.0%
❾	Reckitt Benckiser Group plc	1.0%
❿	Sampo OYJ	0.9%

Sector Allocation (% of investments)
(Excludes cash and short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)
4

Harbor International Fund
Portfolio of Investments—October 31, 2018

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—93.6%
Shares		Value
AEROSPACE & DEFENSE—2.2%
690,590	Airbus SE (France)	$ 76,320
8,500,685	BAE Systems plc (United Kingdom)	56,999
65,524	MTU Aero Engines AG (Germany)	13,913
6,752,880	Rolls-Royce Holdings plc (United Kingdom)*	72,419
111,175	Saab AB (Sweden)	4,359
335,236	Thales SA (France)	42,816
		266,826
AIR FREIGHT & LOGISTICS—0.3%
322,652	Oesterreichische Post AG (Austria)	13,098
682,300	Yamato Holdings Co. Ltd. (Japan)	18,653
		31,751
AIRLINES—0.3%
1,887,053	EasyJet plc (United Kingdom)	28,909
255,000	Japan Airlines Co. Ltd. (Japan)	9,050
		37,959
AUTO COMPONENTS—0.6%
787,600	Bridgestone Corp. (Japan)	30,369
187,930	CIE Automotive SA (Spain)	4,974
849,736	Gestamp Automocion SA ADR (Spain)*,1,2	5,388
548,886	GUD Holdings Ltd. (Australia)	4,812
182,700	Koito Manufacturing Co. Ltd. (Japan)	8,698
747,700	Sumitomo Electric Industries Ltd. (Japan)	10,197
143,700	Toyota Industries Corp. (Japan)	7,059
		71,497
AUTOMOBILES—1.5%
679,231	Bayerische Motoren Werke AG (Germany)	58,489
153,497	Hyundai Motor Co. (South Korea)	14,377
502,500	Subaru Corp. (Japan)	13,555
1,760,000	Toyota Motor Corp. (Japan)	103,102
		189,523
BANKS—7.3%
3,420,239	Axis Bank Ltd. (India)*	26,792
1,631,538	Banco Santander SA (Spain)	7,763
3,110,300	Bangkok Bank PCL (Thailand)	19,440
6,539,171	Bank of Ireland Group plc (Ireland)*	46,203
11,694,225	Bankia SA (Spain)	36,732
26,055,189	Barclays plc (United Kingdom)	57,408
1,175,038	BNP Paribas SA (France)	61,236
743,700	Chiba Bank Ltd. (Japan)	4,705
1,275,900	Concordia Financial Group Ltd. (Japan)	5,839
513,690	Danske Bank AS (Denmark)	9,831
1,500,481	DNB ASA (Norway)	27,108
455,200	Fukuoka Financial Group Inc. (Japan)	11,185
294,545	Hana Financial Group Inc. (South Korea)	9,922
5,178,400	HSBC Holdings plc (Hong Kong)	42,553
6,289,158	Intesa Sanpaolo SpA (Italy)	13,931
1,787,500	Kasikornbank PCL (Thailand)	10,760
58,872,495	Lloyds Banking Group plc (United Kingdom)	42,962
2,017,700	Mitsubishi UFJ Financial Group Inc. (Japan)	12,212
18,501,700	Mizuho Financial Group Inc. (Japan)	31,774
4,127,243	Nordea Bank ABP (Sweden)	35,869
10,215,200	Resona Holdings Inc. (Japan)	53,732
1,230,015	Shinhan Financial Group Co. Ltd. (South Korea)	45,813
4,991,238	Standard Chartered plc (United Kingdom)	34,982
2,450,200	Sumitomo Mitsui Financial Group Inc. (Japan)	95,399
517,900	Sumitomo Mitsui Trust Holdings Inc. (Japan)	20,578
5,582,605	Svenska Handelsbanken AB (Sweden)	60,682
COMMON STOCKS—Continued
Shares		Value
BANKS—Continued
4,143,136	UniCredit SpA (Italy)	$ 52,971
923,900	United Overseas Bank Ltd. (Singapore)	16,335
		894,717
BEVERAGES—3.9%
783,471	Anheuser-Busch InBev SA (Belgium)	57,947
234,500	Asahi Group Holdings Ltd. (Japan)	10,305
481,234	Britvic plc (United Kingdom)	4,858
396,030	Carlsberg AS (Denmark)	43,689
3,970,786	Coca-Cola Amatil Ltd. (Australia)	27,945
3,391,302	Davide Campari-Milano SpA (Italy)	26,100
2,669,632	Diageo plc (United Kingdom)	92,293
1,036,924	Heineken NV (Netherlands)	93,289
107,020	Hite Jinro Co. Ltd. (South Korea)	1,483
3,355,700	Kirin Holdings Co. Ltd. (Japan)	80,075
349,000	Sapporo Holdings Ltd. (Japan)	6,474
490,800	Suntory Beverage & Food Ltd. (Japan)	20,003
2,970,000	Tsingtao Brewery Co. Ltd. (China)	11,745
		476,206
BIOTECHNOLOGY—0.2%
1,147,408	Abcam plc (United Kingdom)	17,589
391,717	Grifols SA (Spain)	11,160
		28,749
BUILDING PRODUCTS—2.0%
6,160,867	Assa Abloy AB Class B (Sweden)	122,545
675	Belimo Holding AG (Switzerland)	3,019
256,037	Geberit AG (Switzerland)	100,248
351,868	GWA Group Ltd. (Australia)	688
1,164,400	LIXIL Group Corp. (Japan)	18,305
		244,805
CAPITAL MARKETS—2.0%
5,669,988	3i Group plc (United Kingdom)	63,488
957,378	Close Brothers Group plc (United Kingdom)	17,981
4,525,042	IG Group Holdings plc (United Kingdom)	34,934
430,900	Japan Exchange Group Inc. (Japan)	7,718
3,896,059	Jupiter Fund Management plc (United Kingdom)	16,769
4,810,900	Nomura Holdings Inc. (Japan)	23,102
218,550	Rathbone Brothers plc (United Kingdom)	6,430
2,005,601	St. James's Place plc (United Kingdom)	25,919
3,638,177	UBS Group AG (Switzerland)*	50,851
		247,192
CHEMICALS—2.3%
775,824	Akzo Nobel NV (Netherlands)	65,142
909,446	BASF SE (Germany)	69,790
1,586,663	DuluxGroup Ltd. (Australia)	8,340
712,100	Nissan Chemical Industries Ltd. (Japan)	33,576
168,000	Nitto Denko Corp. (Japan)	10,496
2,107,753	Orica Ltd. (Australia)	25,681
148,400	Shin-Etsu Chemical Co. Ltd. (Japan)	12,400
428,061	Symrise AG (Germany)	35,857
3,670,900	Toray Industries Inc. (Japan)	26,039
		287,321
COMMERCIAL SERVICES & SUPPLIES—2.9%
119,300	AEON Delight Co. Ltd. (Japan)	3,983
2,966,177	Brambles Ltd. (Australia)	22,344
18,177,103	Cleanaway Waste Management Ltd. (Australia)	23,237
1,579,360	Edenred SA (France)	59,910
823,298	Elis SA (France)	16,601

5

Harbor International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
COMMERCIAL SERVICES & SUPPLIES—Continued
16,889,518	G4S plc (United Kingdom)	$ 46,351
7,279,388	HomeServe plc (United Kingdom)	88,366
444,758	Prosegur Cia de Seguridad SA (Spain)	2,470
96,606	S-1 Corp. (South Korea)	8,181
505,200	Secom Co. Ltd. (Japan)	41,362
258,832	Securitas AB (Sweden)	4,436
21,775,236	Serco Group plc (United Kingdom)*	26,722
240,400	Sohgo Security Services Co. Ltd. (Japan)	10,708
		354,671
CONSTRUCTION & ENGINEERING—0.9%
733,445	Boskalis Westminster NV (Netherlands)	21,089
482,279	Ferrovial SA (Spain)	9,656
1,453,800	Maeda Corp. (Japan)	16,427
3,560,800	Obayashi Corp. (Japan)	31,435
2,958,100	Shimizu Corp. (Japan)	24,012
130,400	SHO-BOND Holdings Co. Ltd. (Japan)	9,278
		111,897
CONSTRUCTION MATERIALS—1.9%
78,508,442	Cementos Argos SA (Colombia)	171,185
348,926	CRH plc (Ireland)	10,419
148,001	Imerys SA (France)	9,123
166,830	Vicat SA (France)	8,966
1,514,338	Wienerberger AG (Austria)	34,831
		234,524
CONSUMER FINANCE—0.5%
737,200	AEON Financial Service Co. Ltd. (Japan)	14,428
5,924,649	International Personal Finance plc (United Kingdom)	13,502
7,662,014	Non-Standard Finance plc (United Kingdom)[2]	6,480
3,038,961	Provident Financial plc (United Kingdom)*	19,810
416,695	Shriram Transport Finance Co. Ltd. (India)	6,510
		60,730
CONTAINERS & PACKAGING—0.4%
5,824,107	DS Smith plc (United Kingdom)	29,223
944,300	Toyo Seikan Group Holdings Ltd. (Japan)	19,265
		48,488
DISTRIBUTORS—0.2%
2,812,511	Inchcape plc (United Kingdom)	19,425
DIVERSIFIED FINANCIAL SERVICES—0.0%
10,510,000	First Pacific Co. Ltd. (Hong Kong)	4,703
DIVERSIFIED TELECOMMUNICATION SERVICES—1.8%
3,319,118	Deutsche Telekom AG (Germany)	54,439
15,765,832	Koninklijke KPN NV (Netherlands)	41,599
1,357,204	KT Corp. ADR (South Korea)[1]	18,784
2,292,400	Nippon Telegraph & Telephone Corp. (Japan)	94,535
3,130,274	Spark New Zealand Ltd. (New Zealand)	8,084
		217,441
ELECTRIC UTILITIES—0.2%
411,400	Kansai Electric Power Co. (Japan)	6,296
1,750,100	Tohoku Electric Power Co. Inc. (Japan)	22,112
		28,408
ELECTRICAL EQUIPMENT—1.7%
1,471,696	Legrand SA (France)	96,103
8,107,000	TECO Electric and Machinery Co. Ltd. (Taiwan)	4,665
COMMON STOCKS—Continued
Shares		Value
ELECTRICAL EQUIPMENT—Continued
570,500	Ushio Inc. (Japan)	$ 6,883
1,576,875	Vestas Wind Systems AS (Denmark)	98,886
		206,537
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.4%
611,700	Azbil Corp. (Japan)	11,394
4,681,000	Chroma ATE Inc. (Taiwan)	16,490
5,765,000	Delta Electronics Inc. (Taiwan)	24,266
64,000	Hirose Electric Co. Ltd. (Japan)	6,100
273,600	Hitachi High-Technologies Corp. (Japan)	10,268
2,473,600	Hitachi Ltd. (Japan)	75,618
18,300	Keyence Corp. (Japan)	8,940
1,211,800	Kyocera Corp. (Japan)	65,586
542,200	Omron Corp. (Japan)	21,951
265,800	Shimadzu Corp. (Japan)	6,718
1,261,969	Spectris plc (United Kingdom)	34,527
179,600	TDK Corp. (Japan)	15,487
		297,345
ENERGY EQUIPMENT & SERVICES—0.9%
2,664,817	John Wood Group plc (United Kingdom)	24,288
1,101,155	Petrofac Ltd. (United Kingdom)	8,097
13,393,677	Saipem SpA (Italy)*	73,247
385,188	TechnipFMC plc (France)	10,218
		115,850
ENTERTAINMENT—0.2%
547,575	CTS Eventim AG & Co. KGaA (Germany)	20,529
257,300	Toho Co. Ltd. (Japan)	8,394
		28,923
FOOD & STAPLES RETAILING—1.7%
1,092,400	Dairy Farm International Holdings Ltd. (Hong Kong)	9,869
2,467,544	Koninklijke Ahold Delhaize NV (Netherlands)	56,483
196,000	Lawson Inc. (Japan)	12,442
289,600	Matsumotokiyoshi Holdings Co. Ltd. (Japan)	10,470
6,547,968	Metcash Ltd. (Australia)*	12,798
1,608,600	Seven & I Holdings Co. Ltd. (Japan)	69,652
211,400	Sundrug Co. Ltd. (Japan)	7,682
8,607,410	Tesco plc (United Kingdom)	23,442
		202,838
FOOD PRODUCTS—1.3%
5,898	Barry Callebaut AG (Switzerland)	11,528
7,505,000	China Mengniu Dairy Co. Ltd. (China)	22,206
4,585,464	Devro plc (United Kingdom)	9,619
129,600	Meiji Holdings Co. Ltd. (Japan)	8,599
1,608,100	Nippon Suisan Kaisha Ltd. (Japan)	10,272
11,390,000	Tingyi Cayman Islands Holding Corp. (China)	16,876
686,500	Toyo Suisan Kaisha Ltd. (Japan)	23,598
573,771	Viscofan SA (Spain)	34,321
28,316,000	Want Want China Holdings Ltd. (China)*	20,258
		157,277
GAS UTILITIES—0.1%
537,800	Tokyo Gas Co. Ltd. (Japan)	13,226
HEALTH CARE EQUIPMENT & SUPPLIES—5.9%
1,340,098	Coloplast AS (Denmark)	125,049
22,550,969	ConvaTec Group plc (United Kingdom)[2]	46,613
742,381	EssilorLuxottica SA (France)	101,393
2,293,538	GN Store Nord AS (Denmark)	97,289
325,200	Hoya Corp. (Japan)	18,399

6

Harbor International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
HEALTH CARE EQUIPMENT & SUPPLIES—Continued
1,530,982	Koninklijke Philips NV (Netherlands)	$ 57,099
4,775,998	Olympus Corp. (Japan)	159,193
813,058	Smith & Nephew plc (United Kingdom)	13,216
194,496	Sonova Holding AG (Switzerland)	31,719
2,302,044	William Demant Holding AS (Denmark)*	75,672
		725,642
HEALTH CARE PROVIDERS & SERVICES—1.1%
1,174,700	Alfresa Holdings Corp. (Japan)*	31,331
1,323,807	Fresenius Medical Care AG & Co. KGaA (Germany)	103,941
176,000	MediPAL Holdings Corp. (Japan)	3,767
		139,039
HOTELS, RESTAURANTS & LEISURE—3.9%
545,000	Ajisen China Holdings Ltd. (China)	182
838,940	Carnival plc (United Kingdom)	45,727
6,061,261	Compass Group plc (United Kingdom)	119,218
122,000	GL Ltd. (Singapore)	64
3,277,445	GVC Holdings plc (United Kingdom)*	39,258
867,000	Hongkong & Shanghai Hotels Ltd. (Hong Kong)	1,196
14,776,715	Merlin Entertainments plc (United Kingdom)[2]	61,025
797,978	Paddy Power Betfair plc (United Kingdom)	68,431
1,688,952	Playtech plc (United Kingdom)	10,328
5,495,898	SSP Group plc (United Kingdom)	46,857
35,825,693	Thomas Cook Group plc (United Kingdom)	20,606
2,513,325	TUI AG (Germany)	41,538
572,994	Yum China Holdings Inc. (China)	20,674
		475,104
HOUSEHOLD DURABLES—0.7%
1,847,940	Barratt Developments plc (United Kingdom)	12,120
1,634,500	Casio Computer Co. Ltd. (Japan)	24,670
2,175,292	McCarthy & Stone plc (United Kingdom)[2]	3,756
120,500	Rinnai Corp. (Japan)	8,754
1,153,200	Sekisui Chemical Co. Ltd. (Japan)	18,135
321,800	Sony Corp. (Japan)	17,415
		84,850
HOUSEHOLD PRODUCTS—1.1%
811,300	Lion Corp. (Japan)	15,253
1,521,931	Reckitt Benckiser Group plc (United Kingdom)	123,070
		138,323
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—0.0%
2,796,100	Lopez Holdings Corp. (Philippines)	221
INDUSTRIAL CONGLOMERATES—1.3%
4,749,000	CK Hutchison Holdings Ltd. (Hong Kong)	47,833
770,464	DCC plc (United Kingdom)	66,037
599,900	Jardine Matheson Holdings Ltd. (Hong Kong)	34,640
249,009	LG Corp. (South Korea)	14,508
		163,018
INSURANCE—4.7%
1,961,161	Admiral Group plc (United Kingdom)	50,414
1,529,838	AXA SA (France)	38,287
3,753,600	Dai-ichi Life Holdings Inc. (Japan)	70,437
15,500	Great Eastern Holdings Ltd. (Singapore)	286
129,873	Hannover Rueck SE (Germany)	17,465
19,873	Helvetia Holding AG (Switzerland)	12,173
4,933,200	Japan Post Holdings Co. Ltd. (Japan)	58,500
2,062,200	MS&AD Insurance Group Holdings Inc. (Japan)	61,943
3,253,694	QBE Insurance Group Ltd. (Australia)	26,142
COMMON STOCKS—Continued
Shares		Value
INSURANCE—Continued
2,373,916	Sampo OYJ (Finland)	$ 109,169
116,159	Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	28,423
1,006,700	Sompo Holdings Inc. (Japan)	41,522
542,300	Sony Financial Holdings Inc. (Japan)	12,511
508,700	T&D Holdings Inc. (Japan)	8,132
939,900	Tokio Marine Holdings Inc. (Japan)	44,281
		579,685
INTERACTIVE MEDIA & SERVICES—1.6%
5,351,561	Auto Trader Group plc (United Kingdom)[2]	27,964
200,289	Baidu Inc. ADR (China)*,1	38,067
2,017,232	Carsales.com Ltd. (Australia)	17,484
3,156,368	Domain Holdings Australia Ltd. (Australia)*	5,553
17,690,847	Rightmove plc (United Kingdom)	102,122
		191,190
INTERNET & DIRECT MARKETING RETAIL—0.5%
32,687	GS Home Shopping Inc. (South Korea)	5,580
4,436,370	Just Eat plc (United Kingdom)*	34,415
2,432,576	MoneySuperMarket.com Group plc (United Kingdom)	9,118
593,000	PChome Online Inc. (Taiwan)*	2,712
62,381	Takeaway.com NV (Netherlands)*,2	3,669
23,877	Zooplus AG (Germany)*	3,951
		59,445
IT SERVICES—1.2%
349,805	Alten SA (France)	33,711
27,047	Amadeus IT Group SA (Spain)	2,178
370,900	ITOCHU Techno-Solutions Corp. (Japan)	7,034
129,700	Nomura Research Institute Ltd. (Japan)	5,750
4,066,100	NTT Data Corp. (Japan)	52,202
234,300	OBIC Co. Ltd. (Japan)	21,331
178,400	Otsuka Corp. (Japan)	5,917
388,100	SCSK Corp. (Japan)	16,446
1,811,974	Wipro Ltd. (India)	8,131
		152,700
LEISURE PRODUCTS—0.9%
654,518	Amer Sports OYJ (Finland)*	24,330
1,619,800	Bandai Namco Holdings Inc. (Japan)	57,624
2,193,000	Giant Manufacturing Co. Ltd. (Taiwan)	8,393
3,054,000	Goodbaby International Holdings Ltd. (Hong Kong)	948
907,500	Sega Sammy Holdings Inc. (Japan)	11,652
60,800	Shimano Inc. (Japan)	8,304
		111,251
LIFE SCIENCES TOOLS & SERVICES—0.7%
124,148	Eurofins Scientific SE (France)	62,564
182,179	Gerresheimer AG (Germany)	12,839
27,613	Tecan Group AG (Switzerland)	6,229
		81,632
MACHINERY—2.7%
275,638	Andritz AG (Austria)	14,281
15,678	Bucher Industries AG (Switzerland)	4,324
8,274,260	CNH Industrial NV (Italy)	86,014
264,700	Daifuku Co. Ltd. (Japan)	11,368
40,700	Fanuc Corp. (Japan)	7,081
272,349	GEA Group AG (Germany)	8,276
114,500	Glory Ltd. (Japan)	2,666
77,300	Hirata Corp. (Japan)	4,766

7

Harbor International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
MACHINERY—Continued
223,900	Hoshizaki Corp. (Japan)	$ 18,073
125,313	Hyundai Elevator Co. Ltd. (South Korea)	8,824
643,883	IMI plc (United Kingdom)	8,163
223,500	Makita Corp. (Japan)	7,727
358,000	Mitsubishi Heavy Industries Ltd. (Japan)	12,620
2,392,142	Rotork plc (United Kingdom)	9,160
3,632,730	Sandvik AB (Sweden)	57,429
38,094	Schindler Holding AG (Switzerland)	7,911
568,522	Stabilus SA (Germany)*	38,099
1,521,795	Wartsila OYJ Abp (Finland)	25,894
1,036,000	Yungtay Engineering Co. Ltd. (Taiwan)	1,893
		334,569
MARINE—0.1%
1,296,719	Irish Continental Group plc (Ireland)	7,640
2,007,810	Wan HAI Lines Ltd. (Taiwan)	982
		8,622
MEDIA—3.0%
750,519	Axel Springer SE (Germany)	49,840
10,717,900	BEC World PCL (Thailand)*	1,978
2,146,879	Daily Mail & General Trust plc (United Kingdom)	19,167
17,298,704	Fairfax Media Ltd. (Australia)	7,873
1,705,000	Fuji Media Holdings Inc. (Japan)	27,672
4,616,556	Informa plc (United Kingdom)	42,129
31,143,401	ITV plc (United Kingdom)	59,119
798,693	JCDecaux SA (France)	26,219
69,970,400	Media Nusantara Citra TBK PT (Indonesia)	3,600
874,548	Mediaset Espana Comunicacion SA (Spain)	5,947
773,604	Modern Times Group Mortgage AB Class B (Sweden)	28,556
1,036,400	Nippon Television Holdings Inc. (Japan)	16,536
492,121	Schibsted ASA Class A (Norway)	17,032
475,530	Schibsted ASA Class B (Norway)	15,048
2,558,567	Sky Network Television Ltd. (New Zealand)	3,752
637,700	Television Broadcasts Ltd. (Hong Kong)*	1,346
3,817,721	WPP plc (United Kingdom)	43,200
		369,014
METALS & MINING—2.2%
1,765,482	Acerinox SA (Spain)	19,727
9,991,758	Alumina Ltd. (Australia)	18,133
1,261,666	ArcelorMittal SA (France)	31,482
693,851	BHP Billiton Ltd. (Australia)	16,010
1,429,727	BHP Billiton plc (United Kingdom)	28,521
1,602,315	BlueScope Steel Ltd. (Australia)	16,425
18,599,098	Glencore plc (United Kingdom)*	75,692
1,427,748	Newcrest Mining Ltd. (Australia)	20,900
956,378	Rio Tinto plc (United Kingdom)	46,433
		273,323
MULTILINE RETAIL—0.5%
1,604,800	Isetan Mitsukoshi Holdings Ltd. (Japan)	18,756
54,780	Lotte Shopping Co. Ltd. (South Korea)	9,352
862,200	Marui Group Co. Ltd. (Japan)	18,565
43,800	Ryohin Keikaku Co. Ltd. (Japan)	11,577
		58,250
MULTI-UTILITIES—0.1%
1,571,263	National Grid plc (United Kingdom)	16,599
OIL, GAS & CONSUMABLE FUELS—2.8%
17,387,646	BP plc (United Kingdom)	125,603
COMMON STOCKS—Continued
Shares		Value
OIL, GAS & CONSUMABLE FUELS—Continued
433,201	Caltex Australia Ltd. (Australia)	$ 8,668
1,723,306	Equinor ASA (Norway)	44,576
2,538,900	INPEX Corp. (Japan)	28,909
3,182,062	Royal Dutch Shell plc (United Kingdom)	102,340
494,383	Total SA (France)	29,008
		339,104
PERSONAL PRODUCTS—1.6%
4,842,456	Asaleo Care Ltd. (Australia)	2,402
1,917,500	Hengan International Group Co. Ltd. (China)	15,243
1,123,800	Kao Corp. (Japan)	74,758
122,000	Mandom Corp. (Japan)	3,385
1,987,661	Unilever plc (United Kingdom)	105,286
		201,074
PHARMACEUTICALS—3.2%
803,400	Astellas Pharma Inc. (Japan)	12,413
249,081	Dechra Pharmaceuticals plc (United Kingdom)	7,278
106,100	Haw Par Corp. Ltd. (Singapore)	985
1,038,585	Novartis AG (Switzerland)	90,951
2,048,591	Novo Nordisk AS (Denmark)	88,472
596,100	Otsuka Holdings Co. Ltd. (Japan)*	28,510
563,258	Roche Holding AG (Switzerland)	137,076
210,300	Sawai Pharmaceutical Co. Ltd. (Japan)	10,660
518,400	Sumitomo Dainippon Pharma Co. Ltd. (Japan)	10,831
		387,176
PROFESSIONAL SERVICES—4.4%
1,370,879	Adecco Group AG (Switzerland)	67,132
3,087,123	ALS Ltd. (Australia)	17,903
13,482,911	Capita plc (United Kingdom)*	22,082
117,097	DKSH Holding AG (Switzerland)	7,895
2,829,963	Experian plc (United Kingdom)	65,087
19,307,315	Hays plc (United Kingdom)	40,432
2,380,824	Intertek Group plc (United Kingdom)	142,650
2,219,469	IPH Ltd. (Australia)	8,520
333,000	Nomura Co. Ltd. (Japan)	7,563
1,506,211	PageGroup plc (United Kingdom)	9,655
778,100	Persol Holdings Co. Ltd. (Japan)	14,762
240,327	Randstad Holding NV (Netherlands)	12,091
4,344,056	RELX plc (United Kingdom)	85,911
169,000	TechnoPro Holdings Inc. (Japan)	8,804
168,990	Teleperformance (France)	27,831
		538,318
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.5%
519,200	Daiwa House Industry Co. Ltd. (Japan)	15,677
1,946,300	Mitsubishi Estate Co. Ltd. (Japan)	31,105
1,167,000	NTT Urban Development Corp. (Japan)	17,344
		64,126
ROAD & RAIL—1.1%
650,900	East Japan Railway Co. (Japan)	56,848
762,382	National Express Group plc (United Kingdom)	3,895
1,035,400	Senko Co. Ltd. (Japan)	8,047
1,021,100	West Japan Railway Co. (Japan)	68,677
		137,467
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.8%
127,087	ASML Holding NV (Netherlands)	21,890
2,826,300	Renesas Electronics Corp. (Japan)*	14,889
287,532	SK Hynix Inc. (South Korea)	17,317

8

Harbor International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—Continued
5,218,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	$ 39,174
68,000	Tokyo Electron Ltd. (Japan)	9,176
		102,446
SOFTWARE—0.1%
104,100	Oracle Corp. Japan (Japan)	7,046
99,600	Trend Micro Inc. (Japan)	5,734
		12,780
SPECIALTY RETAIL—0.6%
91,300	ABC-Mart Inc. (Japan)	5,338
1,607,500	Esprit Holdings Ltd. (Hong Kong)*	366
522,250	L'Occitane International SA (Hong Kong)	978
1,500,639	Pets at Home Group plc (United Kingdom)	2,107
615,900	USS Co. Ltd. (Japan)	11,106
1,363,902	WH Smith plc (United Kingdom)	33,903
3,553,200	Yamada Denki Co. Ltd. (Japan)	16,755
		70,553
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.6%
239,500	Canon Inc. (Japan)	6,822
990,400	FUJIFILM Holdings Corp. (Japan)	42,835
1,403,046	Logitech International SA (Switzerland)	51,947
761,600	NEC Corp. (Japan)	21,862
137,349	Neopost SA (France)	4,414
1,687,176	Samsung Electronics Co. Ltd. (South Korea)	63,161
		191,041
TEXTILES, APPAREL & LUXURY GOODS—1.7%
345,746	adidas AG (Germany)	81,307
967,047	Cie Financiere Richemont SA (Switzerland)	70,682
1,032,497	Cie Financiere Richemont SA ADR (South Africa)[1]	7,528
25,004,000	Li Ning Co. Ltd. (China)*	23,521
1,042,200	Onward Holdings Co. Ltd. (Japan)	6,283
969,965	Shenzhou International Group Holdings Ltd. (China)	10,753
4,176,500	Stella International Holdings Ltd. (Hong Kong)	4,178
		204,252
TOBACCO—0.5%
341,478	British American Tobacco plc (United Kingdom)	14,803
435,200	Japan Tobacco Inc. (Japan)	11,183
690,995	Swedish Match AB (Sweden)	35,198
		61,184
TRADING COMPANIES & DISTRIBUTORS—1.6%
982,888	Brenntag AG (Germany)	51,331
COMMON STOCKS—Continued
Shares		Value
TRADING COMPANIES & DISTRIBUTORS—Continued
2,713,264	Bunzl plc (United Kingdom)	$ 80,041
164,365	IMCD Group NV (Netherlands)	11,146
881,400	ITOCHU Corp. (Japan)	16,346
1,361,700	Mitsubishi Corp. (Japan)	38,326
		197,190
TRANSPORTATION INFRASTRUCTURE—0.5%
2,924,000	China Merchants Port Holdings Co. Ltd. (China)	4,981
3,512,425	Getlink SE (France)	44,180
439,000	Mitsubishi Logistics Corp. (Japan)	10,064
		59,225
WIRELESS TELECOMMUNICATION SERVICES—0.6%
1,799,655	Bharti Airtel Ltd. (India)*	7,099
949,800	KDDI Corp. (Japan)	22,985
812,200	NTT DoCoMo Inc. (Japan)	20,142
154,355	PLDT Inc. (Philippines)	3,983
14,600	SoftBank Group Corp. (Japan)	1,155
7,755,678	Vodafone Group plc (United Kingdom)	14,585
16,550,587	Vodafone Idea Ltd. (India)*	8,653
		78,602
TOTAL COMMON STOCKS
(Cost $12,363,422)		11,485,844

PREFERRED STOCKS—0.8%
AEROSPACE & DEFENSE—0.0%
529,583,326	Rolls Royce Holdings plc C Shares (United Kingdom)*	677 [x]
AUTOMOBILES—0.5%
337,649	Volkswagen AG (Germany)	56,726
DIVERSIFIED FINANCIAL SERVICES—0.3%
3,971,153	Grupo de Inversiones Suramericana SA (Colombia)	36,264
TOTAL PREFERRED STOCKS
(Cost $109,941)		93,667
TOTAL INVESTMENTS—94.4%
(Cost $12,473,363)		11,579,511
CASH AND OTHER ASSETS, LESS LIABILITIES—5.6%		686,716
TOTAL NET ASSETS—100.0%		$12,266,227

RIGHTS/WARRANTS OPEN AT OCTOBER 31, 2018
Description	No. of Contracts	Strike Price	Expiration Date	Cost (000s)	Value (000s)
Banco Santander SA	1,772,178	EUR —[3]	11/13/2018	$ 71	$ 69
Genting Bhd	23,349,082	MYR 8.75	12/18/2018	11,002	139
Total Rights/Warrants					$208
9

Harbor International Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2018 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Common Stocks
Africa	$ —	$ 7,528	$ —	$ 7,528
Europe	—	7,235,213	—	7,235,213
Latin America	171,185	—	—	171,185
Middle East/Central Asia	—	57,185	—	57,185
Pacific Basin	77,525	3,937,208	—	4,014,733
Preferred Stocks
Europe	—	56,726	677	57,403
Latin America	36,264	—	—	36,264
Total Investments in Securities	$284,974	$11,293,860	$677	$11,579,511
Financial Derivative Instruments - Assets
Rights/Warrants	$ 208	$ —	$ —	$ 208
Total Financial Derivative Instruments - Assets	$ 208	$ —	$ —	$ 208
Total Investments	$285,182	$11,293,860	$677	$11,579,719
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2018.
Valuation Description	Balance Beginning as of 11/01/2017 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2018[w] (000s)
Preferred Stocks	$3,192	$683	$(3,185)	$—	$—	$(13)	$—	$—	$677
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2018 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Preferred Stocks
Rolls Royce Holdings plc C Shares (United Kingdom)*	$677	Market Approach	Pre-Traded Price	GBP 0.001
AFFILIATED TRANSACTIONS
Certain of the Fund’s investments are in companies that are considered to be affiliated companies of the Fund because the Fund owned more than 5% of the outstanding voting securities of the company during the period November 1, 2017 through October 31, 2018. Transactions during the period in securities of these companies were as follows:
Security Name	Beginning Balance as of 11/01/2017 (000s)	Purchases (000s)	Sales (000s)	Net Realized Gain/(Loss) (000s)	Change in Unrealized Appreciation/ (Depreciation) (000s)	Net Dividend Income (000s)	Ending Balance as of 10/31/2018 (000s)
Cementos Argos SA (Colombia)	$ 310,709	$ –	$ (17,493)	$ (893)	$(121,138)	$ 7,109	$171,185
Wynn Resorts Ltd. (United States)	1,033,005	26,190	(1,126,913)	580,249	(512,531)	12,342	–
	$1,343,714	$26,190	$(1,144,406)	$579,356	$(633,669)	$19,451	$171,185
10

Harbor International Fund
Portfolio of Investments—Continued

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2018, the aggregate value of these securities was $154,895 or 1% of net assets.
3	Rights are redeemable for 1 ordinary share per 123 rights.
w	Amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 10/31/2018 (000s)
	Preferred Stocks	$(5)
x	Fair valued in accordance with Harbor Funds Valuation Procedures.
EUR	Euro
GBP	British Pound
MYR	Malaysian Ringgit
The accompanying notes are an integral part of the Financial Statements.
11

Harbor Diversified International All Cap Fund
Managers’ Commentary (Unaudited)

Subadviser
Marathon Asset Management LLP
Orion House
5 Upper St. Martin’s Lane
London, WC2H 9EA
England
Portfolio Managers
Neil M. Ostrer
Since 2015
Charles Carter
Since 2015
Nick Longhurst
Since 2015
William J. Arah
Since 2015
Simon Somerville
Since 2016
Simon Todd, CFA
Since 2018
Michael Nickson, CFA
Since 2018
Michael Godfrey, CFA
Since 2015
David Cull, CFA
Since 2015
Robert Anstey, CFA
Since 2015
Marathon Asset Management LLP (Marathon-London) has subadvised the Fund since 2015.
Investment Objective
The Fund seeks long-term growth of capital.
Management’s Discussion of
Fund Performance
Market Review
Non-U.S. equity markets performed poorly over the 12-month period ended October 31, 2018, with the MSCI All Country World Ex. U.S. Index (ND) returning -8.24% (all international and global returns are in U.S. Dollars). Global emerging markets, which constituted 24.96% of the Index on average over the period, led the fall (returning -13.29%) as countries such as Turkey, Korea and China suffered the most. European markets, which constituted 43.46% of the Index on average over the period, also fell over the period, returning -8.43%. The Japanese equity market outperformed the overall index on a relative basis helped by a stronger Japanese Yen but nonetheless also contributed negatively, returning -4.42% in USD terms.
Performance
Harbor Diversified International All Cap Fund returned -8.62% (Institutional Class), -8.55% (Retirement Class), -8.76% (Administrative Class), and -8.93% (Investor Class), marginally underperforming the MSCI All Country World Ex. U.S. (ND) Index for the 12-month period ended October 31, 2018, with a positive contribution from stock selection and (to a lesser extent) regional allocation. More specifically, the largest positive influence came from stock selection within the emerging markets. Stock selection within Europe (in particular Germany and Denmark) was also a notable positive and the Fund’s residual cash exposure further benefited relative returns. In contrast, stock selection within the developed Asia Pacific markets (particularly Hong Kong) exerted a negative influence on relative returns, as did the overweight to the weaker British pound.
From a sector standpoint, stock selection within the Financials and Information Technology sectors provided the largest positive contribution to relative performance. Stock selection within the Consumer Discretionary sector also exerted a positive influence. Conversely, the Fund’s underweight exposure to the Energy sector and stock selection within that sector contributed negatively during the period.

12

Harbor Diversified International All Cap Fund
Managers’ Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/02/2015 through 10/31/2018
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI All Country World Ex. U.S. (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2018
	1 Year	5 Years	Annualized
			Life of Fund
Harbor Diversified International All Cap Fund
Institutional Class[1]	-8.62%	N/A	2.99%
Retirement Class[1,2]	-8.55	N/A	3.04
Administrative Class[1]	-8.76	N/A	2.75
Investor Class[1]	-8.93	N/A	2.62
Comparative Index
MSCI All Country World Ex. U.S. (ND)[1]	-8.24%	N/A	4.38%
As stated in the Fund’s prospectus dated March 1, 2018, as supplemented effective August 22, 2018, the expense ratios were 0.80% (Net) and 0.93% (Gross) (Institutional Class); 0.72% (Net) and 0.85% (Gross) (Retirement Class); 1.05% (Net) and 1.18% (Gross) (Administrative Class); 1.17% (Net) and 1.30% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Outlook & Strategy
Global economic expansion has continued, however the downside risks have heightened over the course of the year due to growing protectionism, as well as a shift in central bank policy in many countries. Tightening global liquidity, a strengthening U.S. Dollar and geopolitical risks have continued to unsettle investors. The stronger U.S. Dollar in particular has placed strain on more vulnerable emerging market economies (especially those with a large amount of U.S. Dollar-denominated debt) and caused a wave of currency sell-offs. In addition, we believe the valuation levels for a number of Information Technology stocks across the world are at very high absolute levels and with uncertainty around economic growth, steadily increasing interest rates may eventually start to exert a gravitational pull on their multiples. Cyclical sectors have already seen their multiples compress this year as investors believe it is late in the business cycle and have chosen to rotate into more defensive areas of the market. Despite the risks, through the multi-manager model and careful stock selection, we believe the Fund remains well diversified.

1	The “Life of Fund” return as shown reflects the period 11/02/2015 through 10/31/2018.
2	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Marathon Asset Management LLP as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
13

Harbor Diversified International All Cap Fund
Fund Summary—October 31, 2018 (Unaudited)

TOP Holdings (% of net assets)
❶	Samsung Electronics Co. Ltd.	1.2%
❷	Fairfax Financial Holdings Ltd.	1.1%
❸	Taiwan Semiconductor Manufacturing Co. Ltd.	1.1%
❹	Intertek Group plc	0.9%
❺	Coloplast AS	0.8%
❻	Roche Holding AG	0.8%
❼	Assa Abloy AB Class B	0.7%
❽	Baidu Inc. ADR	0.7%
❾	BP plc	0.7%
❿	Brookfield Asset Management Inc.	0.7%

Sector Allocation (% of investments)
(Excludes cash and short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)
14

Harbor Diversified International All Cap Fund
Portfolio of Investments—October 31, 2018

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—96.3%
Shares		Value
AEROSPACE & DEFENSE—1.5%
25,985	Airbus SE (France)	$ 2,872
299,539	BAE Systems plc (United Kingdom)	2,008
118,020	Embraer SA (Brazil)*	664
2,089	MTU Aero Engines AG (Germany)	444
208,533	Rolls-Royce Holdings plc (United Kingdom)*	2,236
1,329	Saab AB (Sweden)	52
13,848	Thales SA (France)	1,769
		10,045
AIR FREIGHT & LOGISTICS—0.2%
22,556	Oesterreichische Post AG (Austria)	915
23,400	Yamato Holdings Co. Ltd. (Japan)	640
		1,555
AIRLINES—0.2%
78,018	EasyJet plc (United Kingdom)	1,195
9,500	Japan Airlines Co. Ltd. (Japan)	337
		1,532
AUTO COMPONENTS—1.1%
32,200	Bridgestone Corp. (Japan)	1,242
151,896	Gestamp Automocion SA ADR (Spain)*,1,2	963
135,924	GUD Holdings Ltd. (Australia)	1,192
8,400	Koito Manufacturing Co. Ltd. (Japan)	400
29,170	Magna International Inc. (Canada)	1,436
2,225,407	Nemak SAB de CV (Mexico)[2]	1,607
6,865	Nokian Renkaat OYJ (Finland)	218
27,900	Sumitomo Electric Industries Ltd. (Japan)	380
5,100	Toyota Industries Corp. (Japan)	251
		7,689
AUTOMOBILES—1.4%
26,805	Bayerische Motoren Werke AG (Germany)	2,308
14,789	Hyundai Motor Co. (South Korea)	1,385
264,010	Piaggio & C. SpA (Italy)	565
18,400	Subaru Corp. (Japan)	497
73,200	Toyota Motor Corp. (Japan)	4,288
		9,043
BANKS—8.6%
271,358	Alpha Bank AE (Greece)*	410
393,548	Axis Bank Ltd. (India)*	3,083
59,174	Banco Santander SA (Spain)	282
52,057	Bancolombia SA ADR (Colombia)[1]	1,923
310,100	Bangkok Bank PCL (Thailand)	1,938
302,149	Bank of Ireland Group plc (Ireland)*	2,135
482,921	Bankia SA (Spain)	1,517
1,025,398	Barclays plc (United Kingdom)	2,259
46,638	BNP Paribas SA (France)	2,430
33,500	Chiba Bank Ltd. (Japan)	212
48,500	Concordia Financial Group Ltd. (Japan)	222
20,945	Danske Bank AS (Denmark)	401
37,117	DBS Group Holdings Ltd. (Singapore)	630
58,271	DNB ASA (Norway)	1,053
16,900	Fukuoka Financial Group Inc. (Japan)	415
761,159	Grupo Financiero Inbursa SAB de CV (Mexico)	992
31,944	Hana Financial Group Inc. (South Korea)	1,076
397,022	HSBC Holdings plc (Hong Kong)	3,262
253,708	Intesa Sanpaolo SpA (Italy)	562
169,500	Kasikornbank PCL (Thailand)	1,020
32,121	Komercni Banka AS (Czech Republic)	1,219
2,277,311	Lloyds Banking Group plc (United Kingdom)	1,662
77,000	Mitsubishi UFJ Financial Group Inc. (Japan)	466
COMMON STOCKS—Continued
Shares		Value
BANKS—Continued
709,800	Mizuho Financial Group Inc. (Japan)	$ 1,219
10,525	Nedbank Group Ltd. (South Africa)	178
169,721	Nordea Bank ABP (Sweden)	1,475
430,100	Resona Holdings Inc. (Japan)	2,262
24,878	Royal Bank of Canada (Canada)	1,813
43,658	Sberbank of Russia PJSC ADR (Russia)[1]	510
116,760	Shinhan Financial Group Co. Ltd. (South Korea)	4,349
322,467	Standard Chartered plc (United Kingdom)	2,260
96,400	Sumitomo Mitsui Financial Group Inc. (Japan)	3,753
18,800	Sumitomo Mitsui Trust Holdings Inc. (Japan)	747
217,589	Svenska Handelsbanken AB (Sweden)	2,365
35,935	Toronto-Dominion Bank (Canada)	1,993
1,478,270	Turkiye Garanti Bankasi AS (Turkey)	1,860
160,272	UniCredit SpA (Italy)	2,049
78,282	United Overseas Bank Ltd. (Singapore)	1,384
		57,386
BEVERAGES—3.4%
30,510	Anheuser-Busch InBev SA (Belgium)	2,256
9,900	Asahi Group Holdings Ltd. (Japan)	435
17,736	Britvic plc (United Kingdom)	179
17,220	Carlsberg AS (Denmark)	1,900
145,068	Cia Cervecerias Unidas SA (Chile)	1,807
301,689	Coca-Cola Amatil Ltd. (Australia)	2,123
122,075	Davide Campari-Milano SpA (Italy)	939
104,470	Diageo plc (United Kingdom)	3,612
671,534	East African Breweries Ltd. (Kenya)	1,145
41,112	Heineken NV (Netherlands)	3,699
128,400	Kirin Holdings Co. Ltd. (Japan)	3,064
19,700	Suntory Beverage & Food Ltd. (Japan)	803
286,000	Tsingtao Brewery Co. Ltd. (China)	1,131
		23,093
BIOTECHNOLOGY—0.1%
38,121	Abcam plc (United Kingdom)	584
7,014	Grifols SA (Spain)	200
		784
BUILDING PRODUCTS—1.5%
244,179	Assa Abloy AB Class B (Sweden)	4,857
63	Belimo Holding AG (Switzerland)	282
10,235	Geberit AG (Switzerland)	4,007
149,380	GWA Group Ltd. (Australia)	292
44,800	LIXIL Group Corp. (Japan)	704
		10,142
CAPITAL MARKETS—2.3%
276,228	3i Group plc (United Kingdom)	3,093
118,676	Brookfield Asset Management Inc. (Canada)	4,843
28,319	Close Brothers Group plc (United Kingdom)	532
47,481	Georgia Capital plc (United Kingdom)*	709
149,395	IG Group Holdings plc (United Kingdom)	1,153
18,800	Japan Exchange Group Inc. (Japan)	337
189,020	Jupiter Fund Management plc (United Kingdom)	814
181,500	Nomura Holdings Inc. (Japan)	872
8,040	Rathbone Brothers plc (United Kingdom)	236
77,081	St. James's Place plc (United Kingdom)	996
143,208	UBS Group AG (Switzerland)*	2,002
		15,587
CHEMICALS—2.4%
29,683	Akzo Nobel NV (Netherlands)	2,492
35,916	BASF SE (Germany)	2,756

15

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
CHEMICALS—Continued
203,383	DuluxGroup Ltd. (Australia)	$ 1,069
57,696	Enaex SA (Chile)	717
17,200	Nissan Chemical Industries Ltd. (Japan)	811
6,800	Nitto Denko Corp. (Japan)	425
175,278	Orica Ltd. (Australia)	2,136
134,824	PhosAgro PJSC GDR (Russia)[3]	1,766
6,300	Shin-Etsu Chemical Co. Ltd. (Japan)	526
16,714	Symrise AG (Germany)	1,400
97,396	Tikkurila OYJ (Finland)	1,326
138,100	Toray Industries Inc. (Japan)	980
		16,404
COMMERCIAL SERVICES & SUPPLIES—3.1%
5,700	AEON Delight Co. Ltd. (Japan)	190
247,913	Brambles Ltd. (Australia)	1,868
2,010,635	Cleanaway Waste Management Ltd. (Australia)	2,570
62,961	Edenred SA (France)	2,388
51,233	Elis SA (France)	1,033
649,024	G4S plc (United Kingdom)	1,781
299,202	HomeServe plc (United Kingdom)	3,632
16,225	Prosegur Cia de Seguridad SA (Spain)	90
81,770	Ritchie Bros Auctioneers Inc. (Canada)	2,751
13,017	S-1 Corp. (South Korea)	1,102
18,500	Secom Co. Ltd. (Japan)	1,515
9,969	Securitas AB (Sweden)	171
903,589	Serco Group plc (United Kingdom)*	1,109
9,700	Sohgo Security Services Co. Ltd. (Japan)	432
		20,632
CONSTRUCTION & ENGINEERING—0.8%
44,027	Boskalis Westminster NV (Netherlands)	1,266
19,063	Ferrovial SA (Spain)	382
54,300	Maeda Corp. (Japan)	614
137,900	Obayashi Corp. (Japan)	1,217
462,037	Raubex Group Ltd. (South Africa)	594
112,900	Shimizu Corp. (Japan)	916
4,500	SHO-BOND Holdings Co. Ltd. (Japan)	320
		5,309
CONSTRUCTION MATERIALS—0.4%
15,438	CRH plc (Ireland)	461
4,991	Imerys SA (France)	308
7,257	Vicat SA (France)	390
61,340	Wienerberger AG (Austria)	1,411
		2,570
CONSUMER FINANCE—0.8%
28,400	AEON Financial Service Co. Ltd. (Japan)	556
2,397,137	Gentera SAB de CV (Mexico)*	1,942
295,779	International Personal Finance plc (United Kingdom)	674
286,848	Non-Standard Finance plc (United Kingdom)[2]	243
138,801	Provident Financial plc (United Kingdom)*	905
58,093	Shriram Transport Finance Co. Ltd. (India)	907
		5,227
CONTAINERS & PACKAGING—0.3%
39,194	Amcor Ltd. (Australia)	370
229,619	DS Smith plc (United Kingdom)	1,152
34,900	Toyo Seikan Group Holdings Ltd. (Japan)	712
		2,234
DISTRIBUTORS—0.2%
150,015	Inchcape plc (United Kingdom)	1,036
COMMON STOCKS—Continued
Shares		Value
DIVERSIFIED FINANCIAL SERVICES—0.1%
1,182,000	First Pacific Co. Ltd. (Hong Kong)	$ 529
DIVERSIFIED TELECOMMUNICATION SERVICES—2.1%
40,150	BCE Inc. (Canada)	1,554
126,387	Deutsche Telekom AG (Germany)	2,073
599,954	Koninklijke KPN NV (Netherlands)	1,583
172,950	KT Corp. ADR (South Korea)[1]	2,394
88,100	Nippon Telegraph & Telephone Corp. (Japan)	3,633
256,317	Spark New Zealand Ltd. (New Zealand)	662
629,813	Telkom SA SOC Ltd. (South Africa)	2,292
		14,191
ELECTRIC UTILITIES—0.2%
19,700	Kansai Electric Power Co. (Japan)	302
71,100	Tohoku Electric Power Co. Inc. (Japan)	898
		1,200
ELECTRICAL EQUIPMENT—1.5%
58,139	Legrand SA (France)	3,797
2,520,850	TECO Electric and Machinery Co. Ltd. (Taiwan)	1,450
25,900	Ushio Inc. (Japan)	312
69,191	Vestas Wind Systems AS (Denmark)	4,339
		9,898
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.0%
24,000	Azbil Corp. (Japan)	447
254,000	Chroma ATE Inc. (Taiwan)	895
582,735	Delta Electronics Inc. (Taiwan)	2,453
2,315	Hirose Electric Co. Ltd. (Japan)	221
11,900	Hitachi High-Technologies Corp. (Japan)	446
98,100	Hitachi Ltd. (Japan)	2,999
700	Keyence Corp. (Japan)	342
47,400	Kyocera Corp. (Japan)	2,565
20,800	Omron Corp. (Japan)	842
9,600	Shimadzu Corp. (Japan)	242
50,319	Spectris plc (United Kingdom)	1,377
6,700	TDK Corp. (Japan)	578
		13,407
ENERGY EQUIPMENT & SERVICES—0.7%
112,208	John Wood Group plc (United Kingdom)	1,023
43,012	Petrofac Ltd. (United Kingdom)	316
535,212	Saipem SpA (Italy)*	2,927
16,698	TechnipFMC plc (France)	443
		4,709
ENTERTAINMENT—0.2%
30,243	CTS Eventim AG & Co. KGaA (Germany)	1,134
10,400	Toho Co. Ltd. (Japan)	339
		1,473
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—0.4%
276,546	Grivalia Properties REIC AE (Greece)	2,376
FOOD & STAPLES RETAILING—2.4%
54,592	Alimentation Couche-Tard Inc. (Canada)	2,607
49,700	Dairy Farm International Holdings Ltd. (Hong Kong)	449
164,638	Eurocash SA (Poland)	876
98,216	Koninklijke Ahold Delhaize NV (Netherlands)	2,248
7,900	Lawson Inc. (Japan)	501
65,336	Loblaw Cos. Ltd. (Canada)	3,268
15,069	Magnit PJSC (Russia)*	824
11,800	Matsumotokiyoshi Holdings Co. Ltd. (Japan)	427

16

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
FOOD & STAPLES RETAILING—Continued
347,079	Metcash Ltd. (Australia)*	$ 678
64,400	Seven & I Holdings Co. Ltd. (Japan)	2,788
8,500	Sundrug Co. Ltd. (Japan)	309
341,041	Tesco plc (United Kingdom)	929
		15,904
FOOD PRODUCTS—2.6%
147	Barry Callebaut AG (Switzerland)	287
630,000	China Mengniu Dairy Co. Ltd. (China)	1,864
1,957,100	Delfi Ltd. (Singapore)	1,806
179,200	Devro plc (United Kingdom)	376
1,453,508	Grupo Lala SAB de CV (Mexico)	1,277
170,377	Industrias Bachoco SAB de CV (Mexico)	623
5,700	Meiji Holdings Co. Ltd. (Japan)	378
60,700	Nippon Suisan Kaisha Ltd. (Japan)	388
145,824	Tiger Brands Ltd. (South Africa)	2,612
1,118,255	Tingyi Cayman Islands Holding Corp. (China)	1,657
30,400	Toyo Suisan Kaisha Ltd. (Japan)	1,045
226,734	Ulker Biskuvi Sanayi AS (Turkey)	600
27,287	Viscofan SA (Spain)	1,632
3,912,000	Want Want China Holdings Ltd. (China)*	2,799
		17,344
GAS UTILITIES—0.1%
20,700	Tokyo Gas Co. Ltd. (Japan)	509
HEALTH CARE EQUIPMENT & SUPPLIES—2.9%
58,783	Coloplast AS (Denmark)	5,485
672,775	ConvaTec Group plc (United Kingdom)[2]	1,391
99,906	GN Store Nord AS (Denmark)	4,238
13,000	Hoya Corp. (Japan)	736
55,418	Koninklijke Philips NV (Netherlands)	2,067
10,800	Olympus Corp. (Japan)	360
38,571	Smith & Nephew plc (United Kingdom)	627
7,036	Sonova Holding AG (Switzerland)	1,147
94,186	William Demant Holding AS (Denmark)*	3,096
		19,147
HEALTH CARE PROVIDERS & SERVICES—0.9%
50,400	Alfresa Holdings Corp. (Japan)*	1,344
53,232	Fresenius Medical Care AG & Co. KGaA (Germany)	4,180
7,900	MediPAL Holdings Corp. (Japan)	169
429,960	Sigma Healthcare Ltd. (Australia)	159
		5,852
HOTELS, RESTAURANTS & LEISURE—3.6%
1,393,000	Ajisen China Holdings Ltd. (China)	464
33,228	Carnival plc (United Kingdom)	1,811
243,801	Compass Group plc (United Kingdom)	4,795
586,800	GL Ltd. (Singapore)	310
141,013	GVC Holdings plc (United Kingdom)*	1,689
548,141	Hongkong & Shanghai Hotels Ltd. (Hong Kong)	757
723,833	Merlin Entertainments plc (United Kingdom)[2]	2,989
30,714	Paddy Power Betfair plc (United Kingdom)	2,634
68,687	Playtech plc (United Kingdom)	420
316,458	SSP Group plc (United Kingdom)	2,698
1,500,297	Thomas Cook Group plc (United Kingdom)	863
345,040	Tsogo Sun Holdings Ltd. (South Africa)	473
147,479	TUI AG (Germany)	2,438
56,961	Yum China Holdings Inc. (China)	2,055
		24,396
COMMON STOCKS—Continued
Shares		Value
HOUSEHOLD DURABLES—0.8%
84,012	Barratt Developments plc (United Kingdom)	$ 551
66,400	Casio Computer Co. Ltd. (Japan)	1,002
121,628	McCarthy & Stone plc (United Kingdom)[2]	210
549,300	MRV Engenharia e Participacoes SA (Brazil)	1,866
4,600	Rinnai Corp. (Japan)	334
43,200	Sekisui Chemical Co. Ltd. (Japan)	680
13,400	Sony Corp. (Japan)	725
		5,368
HOUSEHOLD PRODUCTS—0.8%
32,600	Lion Corp. (Japan)	613
56,597	Reckitt Benckiser Group plc (United Kingdom)	4,577
		5,190
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—0.0%
2,630,400	Lopez Holdings Corp. (Philippines)	208
INDUSTRIAL CONGLOMERATES—2.2%
374,500	CK Hutchison Holdings Ltd. (Hong Kong)	3,772
31,885	DCC plc (United Kingdom)	2,733
69,600	Jardine Matheson Holdings Ltd. (Hong Kong)	4,019
35,210	LG Corp. (South Korea)	2,051
883,913	Quinenco SA (Chile)	2,321
		14,896
INSURANCE—5.8%
79,032	Admiral Group plc (United Kingdom)	2,032
59,561	AXA SA (France)	1,491
144,900	Dai-ichi Life Holdings Inc. (Japan)	2,719
14,920	Fairfax Financial Holdings Ltd. (Canada)	7,250
111,100	Great Eastern Holdings Ltd. (Singapore)	2,053
5,442	Hannover Rueck SE (Germany)	732
825	Helvetia Holding AG (Switzerland)	505
192,700	Japan Post Holdings Co. Ltd. (Japan)	2,285
80,700	MS&AD Insurance Group Holdings Inc. (Japan)	2,424
338,451	Old Mutual Ltd. (South Africa)	520
202,976	Porto Seguro SA (Brazil)	2,966
218,714	QBE Insurance Group Ltd. (Australia)	1,757
102,506	Sampo OYJ (Finland)	4,714
13,686	Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	3,349
40,600	Sompo Holdings Inc. (Japan)	1,674
21,100	Sony Financial Holdings Inc. (Japan)	487
20,400	T&D Holdings Inc. (Japan)	326
37,400	Tokio Marine Holdings Inc. (Japan)	1,762
		39,046
INTERACTIVE MEDIA & SERVICES—2.1%
230,364	Auto Trader Group plc (United Kingdom)[2]	1,204
25,373	Baidu Inc. ADR (China)*,1	4,822
127,719	Carsales.com Ltd. (Australia)	1,107
224,863	Domain Holdings Australia Ltd. (Australia)*	396
817,341	Rightmove plc (United Kingdom)	4,718
49,535	Yandex NV (Russia)*	1,492
		13,739
INTERNET & DIRECT MARKETING RETAIL—0.6%
4,203	GS Home Shopping Inc. (South Korea)	718
165,796	Just Eat plc (United Kingdom)*	1,286
38,760	MoneySuperMarket.com Group plc (United Kingdom)	145
339,520	PChome Online Inc. (Taiwan)*	1,553

17

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
INTERNET & DIRECT MARKETING RETAIL—Continued
541	Takeaway.com NV (Netherlands)*,2	$ 32
879	Zooplus AG (Germany)*	145
		3,879
IT SERVICES—0.9%
13,276	Alten SA (France)	1,279
999	Amadeus IT Group SA (Spain)	81
13,434	Genpact Ltd. (United States)	368
16,200	ITOCHU Techno-Solutions Corp. (Japan)	307
4,600	Nomura Research Institute Ltd. (Japan)	204
156,400	NTT Data Corp. (Japan)	2,008
8,600	OBIC Co. Ltd. (Japan)	783
6,700	Otsuka Corp. (Japan)	222
14,200	SCSK Corp. (Japan)	602
		5,854
LEISURE PRODUCTS—0.9%
24,956	Amer Sports OYJ (Finland)*	928
64,900	Bandai Namco Holdings Inc. (Japan)	2,309
273,386	Giant Manufacturing Co. Ltd. (Taiwan)	1,046
750,000	Goodbaby International Holdings Ltd. (Hong Kong)	233
36,800	Sega Sammy Holdings Inc. (Japan)	473
2,500	Shimano Inc. (Japan)	341
13,100	Spin Master Corp. (Canada)*,2	466
		5,796
LIFE SCIENCES TOOLS & SERVICES—0.5%
5,253	Eurofins Scientific SE (France)	2,647
7,017	Gerresheimer AG (Germany)	495
1,101	Tecan Group AG (Switzerland)	248
		3,390
MACHINERY—2.4%
12,045	Andritz AG (Austria)	624
583	Bucher Industries AG (Switzerland)	161
350,752	CNH Industrial NV (Italy)	3,646
10,700	Daifuku Co. Ltd. (Japan)	460
1,500	Fanuc Corp. (Japan)	261
14,401	GEA Group AG (Germany)	438
4,200	Glory Ltd. (Japan)	98
2,500	Hirata Corp. (Japan)	154
7,800	Hoshizaki Corp. (Japan)	630
30,532	IMI plc (United Kingdom)	387
8,400	Makita Corp. (Japan)	290
10,000	Mitsubishi Heavy Industries Ltd. (Japan)	352
125,284	Rotork plc (United Kingdom)	480
141,632	Sandvik AB (Sweden)	2,239
1,339	Schindler Holding AG (Switzerland)	278
25,405	Stabilus SA (Germany)*	1,702
59,354	Wartsila OYJ Abp (Finland)	1,010
1,418,000	Yungtay Engineering Co. Ltd. (Taiwan)	2,591
		15,801
MARINE—0.3%
36,800,716	Cia Sud Americana de Vapores SA (Chile)*	1,099
150,398	Irish Continental Group plc (Ireland)	886
		1,985
MEDIA—2.9%
29,999	Axel Springer SE (Germany)	1,992
1,341,500	BEC World PCL (Thailand)*	248
106,167	Daily Mail & General Trust plc (United Kingdom)	948
1,531,608	Fairfax Media Ltd. (Australia)	697
COMMON STOCKS—Continued
Shares		Value
MEDIA—Continued
82,800	Fuji Media Holdings Inc. (Japan)	$ 1,344
109,314	Grupo Televisa SAB ADR (Mexico)[1]	1,572
189,287	Informa plc (United Kingdom)	1,727
1,277,156	ITV plc (United Kingdom)	2,424
27,839	JCDecaux SA (France)	914
13,448,521	Media Nusantara Citra TBK PT (Indonesia)	692
38,347	Mediaset Espana Comunicacion SA (Spain)	261
32,644	Modern Times Group Mortgage AB Class B (Sweden)	1,205
66,820	Nippon Television Holdings Inc. (Japan)	1,066
22,260	Schibsted ASA Class A (Norway)	770
18,811	Schibsted ASA Class B (Norway)	595
330,146	Sky Network Television Ltd. (New Zealand)	484
309,900	Television Broadcasts Ltd. (Hong Kong)*	654
149,398	WPP plc (United Kingdom)	1,691
		19,284
METALS & MINING—3.6%
80,356	Acerinox SA (Spain)	898
944,771	Alumina Ltd. (Australia)	1,714
70,613	Anglo American Platinum Ltd. (South Africa)*	2,299
62,742	Anglo American plc (South Africa)	1,340
121,648	Antofagasta plc (United Kingdom)	1,218
50,089	ArcelorMittal SA (France)	1,250
193,948	Barrick Gold Corp. (Canada)	2,429
47,415	BHP Billiton Ltd. (Australia)	1,094
55,036	BHP Billiton plc (United Kingdom)	1,098
178,210	BlueScope Steel Ltd. (Australia)	1,827
71,721	Cia de Minas Buenaventura SAA ADR (Peru)[1]	993
19,779	Franco-Nevada Corp. (Canada)	1,235
726,017	Glencore plc (United Kingdom)*	2,955
110,716	Newcrest Mining Ltd. (Australia)	1,621
37,200	Rio Tinto plc (United Kingdom)	1,806
		23,777
MULTILINE RETAIL—0.4%
60,500	Isetan Mitsukoshi Holdings Ltd. (Japan)	707
5,923	Lotte Shopping Co. Ltd. (South Korea)	1,011
32,600	Marui Group Co. Ltd. (Japan)	702
1,600	Ryohin Keikaku Co. Ltd. (Japan)	423
		2,843
MULTI-UTILITIES—0.1%
58,835	National Grid plc (United Kingdom)	622
OIL, GAS & CONSUMABLE FUELS—3.2%
684,697	BP plc (United Kingdom)	4,946
34,936	Caltex Australia Ltd. (Australia)	699
153,487	Canadian Natural Resources Ltd. (Canada)	4,211
67,486	Equinor ASA (Norway)	1,746
105,000	INPEX Corp. (Japan)	1,195
48,894	Inter Pipeline Ltd. (Canada)	793
19,599	Lukoil PJSC ADR (Russia)[1]	1,463
57,123	PrairieSky Royalty Ltd. (Canada)	868
124,767	Royal Dutch Shell plc (United Kingdom)	4,013
20,277	Total SA (France)	1,190
		21,124
PERSONAL PRODUCTS—1.8%
654,359	Asaleo Care Ltd. (Australia)	325
209,236	Hengan International Group Co. Ltd. (China)	1,663
42,200	Kao Corp. (Japan)	2,807
4,600	Mandom Corp. (Japan)	128

18

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
PERSONAL PRODUCTS—Continued
334,368	Natura Cosmeticos SA (Brazil)	$ 2,928
77,678	Unilever plc (United Kingdom)	4,115
		11,966
PHARMACEUTICALS—2.7%
33,600	Astellas Pharma Inc. (Japan)	519
5,214	Dechra Pharmaceuticals plc (United Kingdom)	152
3,734,004	Genomma Lab Internacional SAB de CV (Mexico)*	2,375
76,007	Haw Par Corp. Ltd. (Singapore)	706
40,916	Novartis AG (Switzerland)	3,583
82,550	Novo Nordisk AS (Denmark)	3,565
24,000	Otsuka Holdings Co. Ltd. (Japan)*	1,148
22,125	Roche Holding AG (Switzerland)	5,385
7,500	Sawai Pharmaceutical Co. Ltd. (Japan)	380
19,400	Sumitomo Dainippon Pharma Co. Ltd. (Japan)	405
		18,218
PROFESSIONAL SERVICES—3.5%
53,382	Adecco Group AG (Switzerland)	2,614
311,785	ALS Ltd. (Australia)	1,808
637,117	Capita plc (United Kingdom)*	1,044
10,955	DKSH Holding AG (Switzerland)	739
104,737	Experian plc (United Kingdom)	2,409
804,827	Hays plc (United Kingdom)	1,686
98,492	Intertek Group plc (United Kingdom)	5,901
157,870	IPH Ltd. (Australia)	606
21,500	Nomura Co. Ltd. (Japan)	488
81,636	PageGroup plc (United Kingdom)	523
29,800	Persol Holdings Co. Ltd. (Japan)	565
10,320	Randstad Holding NV (Netherlands)	519
160,246	RELX plc (United Kingdom)	3,169
6,800	TechnoPro Holdings Inc. (Japan)	354
6,460	Teleperformance (France)	1,064
		23,489
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.5%
19,400	Daiwa House Industry Co. Ltd. (Japan)	586
351,315	LPS Brasil Consultoria de Imoveis SA (Brazil)*	358
85,400	Mitsubishi Estate Co. Ltd. (Japan)	1,365
60,419	New World Development Co. Ltd. (Hong Kong)	77
75,400	NTT Urban Development Corp. (Japan)	1,120
82,176	United Industrial Corp. Ltd. (Singapore)	166
		3,672
ROAD & RAIL—1.4%
14,666	Canadian Pacific Railway Ltd. (Canada)	3,008
24,800	East Japan Railway Co. (Japan)	2,166
84,503	Globaltrans Investment plc GDR (Russia)[3]	828
81,233	National Express Group plc (United Kingdom)	415
38,100	Senko Co. Ltd. (Japan)	296
78,833	Stagecoach Group plc (United Kingdom)	154
39,100	West Japan Railway Co. (Japan)	2,630
		9,497
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.6%
5,201	ASML Holding NV (Netherlands)	896
109,100	Renesas Electronics Corp. (Japan)*	575
27,873	SK Hynix Inc. (South Korea)	1,679
1,008,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	7,567
2,300	Tokyo Electron Ltd. (Japan)	310
		11,027
COMMON STOCKS—Continued
Shares		Value
SOFTWARE—0.9%
4,240	Constellation Software Inc. (Canada)	$ 2,918
4,000	Oracle Corp. Japan (Japan)	271
390,700	TOTVS SA (Brazil)	2,635
3,800	Trend Micro Inc. (Japan)	219
		6,043
SPECIALTY RETAIL—0.9%
4,200	ABC-Mart Inc. (Japan)	245
4,074,900	Esprit Holdings Ltd. (Hong Kong)*	928
160,408	Fourlis Holdings SA (Greece)*	788
64,458	JUMBO SA (Greece)	938
192,671	L'Occitane International SA (Hong Kong)	361
203,461	Pets at Home Group plc (United Kingdom)	286
23,700	USS Co. Ltd. (Japan)	427
65,203	WH Smith plc (United Kingdom)	1,621
139,800	Yamada Denki Co. Ltd. (Japan)	659
		6,253
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.0%
9,100	Canon Inc. (Japan)	259
34,800	FUJIFILM Holdings Corp. (Japan)	1,505
53,705	Logitech International SA (Switzerland)	1,988
29,500	NEC Corp. (Japan)	847
17,882	Neopost SA (France)	575
215,346	Samsung Electronics Co. Ltd. (South Korea)	8,062
		13,236
TEXTILES, APPAREL & LUXURY GOODS—2.2%
13,921	adidas AG (Germany)	3,274
38,251	Cie Financiere Richemont SA (Switzerland)	2,796
122,233	Cie Financiere Richemont SA ADR (South Africa)[1]	891
30,660	Gildan Activewear Inc. (Canada)	916
1,784,000	Li Ning Co. Ltd. (China)*	1,678
62,024	Luxottica Group SpA (Italy)	3,895
41,100	Onward Holdings Co. Ltd. (Japan)	248
1,202,246	Stella International Holdings Ltd. (Hong Kong)	1,203
106,000	Texwinca Holdings Ltd. (Hong Kong)	36
		14,937
TOBACCO—0.3%
13,668	British American Tobacco plc (United Kingdom)	592
18,400	Japan Tobacco Inc. (Japan)	473
23,944	Swedish Match AB (Sweden)	1,220
		2,285
TRADING COMPANIES & DISTRIBUTORS—1.3%
45,657	Brenntag AG (Germany)	2,385
125,407	Bunzl plc (United Kingdom)	3,700
7,246	IMCD Group NV (Netherlands)	491
33,600	ITOCHU Corp. (Japan)	623
52,200	Mitsubishi Corp. (Japan)	1,469
		8,668
TRANSPORTATION INFRASTRUCTURE—0.5%
104,379	Getlink SE (France)	1,313
480,094	Global Ports Investments plc GDR (Russia)*,3	1,191
1,453,047	Grindrod Ltd. (South Africa)*	653
15,600	Mitsubishi Logistics Corp. (Japan)	358
		3,515
WIRELESS TELECOMMUNICATION SERVICES—1.2%
288,780	Bharti Airtel Ltd. (India)*	1,139

19

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
WIRELESS TELECOMMUNICATION SERVICES—Continued
39,200	KDDI Corp. (Japan)	$ 949
14,924	Millicom International Cellular SA SDR (Sweden)*,3	842
33,100	NTT DoCoMo Inc. (Japan)	821
29,880	PLDT Inc. (Philippines)	771
35,904	Rogers Communications Inc. (Canada)	1,849
165,248	SmarTone Telecommunications Holdings Ltd. (Hong Kong)	230
287,397	Vodafone Group plc (United Kingdom)	540
1,903,481	Vodafone Idea Ltd. (India)*	995
		8,136
TOTAL COMMON STOCKS
(Cost $698,461)		644,947

PREFERRED STOCKS—1.5%
AEROSPACE & DEFENSE—0.0%
10,435,008	Rolls Royce Holdings plc C Shares (United Kingdom)*	13 [x]
AUTOMOBILES—0.4%
13,916	Volkswagen AG (Germany)	2,338
BANKS—0.6%
144,491	Banco Bradesco SA (Brazil)*	1,332
PREFERRED STOCKS—Continued
Shares		Value
BANKS—Continued
1,742,802	Grupo Aval Acciones y Valores SA (Colombia)	$ 612
595,742	Itausa - Investimentos Itau SA (Brazil)	1,799
		3,743
TEXTILES, APPAREL & LUXURY GOODS—0.5%
868,454	Alpargatas SA (Brazil)*	3,545
TOTAL PREFERRED STOCKS
(Cost $9,607)		9,639

SHORT TERM INVESTMENTS—0.4%
(Cost $2,785)
INVESTMENT COMPANY - SECURITIES LENDING INVESTMENT FUND —0.4%
2,785,435	State Street Navigator Securities Lending Government Money Market Portfolio (1 day yield of 2.190%)	2,785
TOTAL INVESTMENTS—98.2%
(Cost $710,853)		657,371
CASH AND OTHER ASSETS, LESS LIABILITIES—1.8%		12,345
TOTAL NET ASSETS—100.0%		$669,716

RIGHTS/WARRANTS OPEN AT OCTOBER 31, 2018
Description	No. of Contracts	Strike Price	Expiration Date	Cost (000s)	Value (000s)
Banco Santander SA	60,640	EUR — [4]	11/13/2018	$ 3	$2

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2018 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Common Stocks
Africa	$ —	$ 12,997	$—	$ 12,997
Europe	8,074	310,894	—	318,968
Latin America	24,721	5,944	—	30,665
Middle East/Central Asia	—	6,124	—	6,124
North America	46,576	—	—	46,576
Pacific Basin	9,271	220,346	—	229,617
Preferred Stocks
Europe	—	2,338	13	2,351
Latin America	7,288	—	—	7,288
Short-Term Investments
Investment Company-Securities Lending Investment Fund	2,785	—	—	2,785
Total Investments in Securities	$98,715	$558,643	$ 13	$657,371
Financial Derivative Instruments - Assets
Rights/Warrants	$ 2	$ —	$—	$ 2
Total Investments	$98,717	$558,643	$ 13	$657,373
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
20

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2018.
Valuation Description	Balance Beginning as of 11/01/2017 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2018[w] (000s)
Preferred Stocks	$5	$13	$(5)	$—	$—	$—	$—	$—	$13
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2018 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Preferred Stocks
Rolls Royce Holdings plc C Shares (United Kingdom)*	$13	Market Approach	Pre-Traded Price	GBP 0.001

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2018, the aggregate value of these securities was $9,105 or 1% of net assets.
3	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking institutions. Country specific examples of this type of depositary receipt, if any, are denoted using different abbreviations. SDR after the name of a holding stands for Swedish Depository Receipts representing ownership of foreign securities in Sweden.
4	Rights are redeemable for 1 ordinary share per 123 rights.
w	Amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 10/31/2018 (000s)
	Preferred Stocks	$–
x	Fair valued in accordance with Harbor Funds Valuation Procedures.
EUR	Euro
GBP	British Pound
The accompanying notes are an integral part of the Financial Statements.
21

Harbor International Growth Fund
Managers’ Commentary (Unaudited)

Subadviser
Baillie Gifford Overseas Limited
Calton Square
1 Greenside Row
Edinburgh, Scotland
United Kingdom
EH1 3AN
Portfolio Managers
Gerard Callahan
Since 2013
Iain Campbell
Since 2013
Joseph M. Faraday, CFA
Since 2013
Moritz Sitte, CFA
Since 2014
Sophie Earnshaw, CFA
Since 2014
Baillie Gifford Overseas Limited has subadvised the Fund since 2013.
Investment Objective
The Fund seeks long-term growth of capital.
Gerard Callahan

Iain Campbell

Joseph M. Faraday, CFA

Moritz Sitte, CFA

Sophie Earnshaw, CFA

Management’s Discussion of
Fund Performance
Market Review
In equity markets, the last twelve months have been characterized by a great deal of uncertainty, and the period ended with particular weakness in October. Global influences on the markets during the period have included concern over the path of U.S. interest rate rises, the trade disputes between the U.S. and China, and continued uncertainty over Brexit. The period has also seen weakness in some of the emerging markets, including Turkey, Brazil, and Argentina, and some countries within the Eurozone have seen populist governments garnering increasing support, most recently in Italy.
Performance
Harbor International Growth Fund returned –11.75% (Institutional Class), –11.74% (Retirement Class), -12.03% (Administrative Class), and –12.12% (Investor Class) for the 12-month period ended October 31, 2018, underperforming the -8.24% return of the MSCI All Country World Ex. U.S. (ND) Index (all international and global returns are in U.S. Dollars).
We remain focused on the bottom-up analysis of company fundamentals rather than on wider economic or market-related issues. We try not to become distracted by short-term news, preferring to focus on finding good quality stocks that will outperform over the long term. The Fund’s performance over the period was primarily driven by stock selection.
At a regional level, our approach resulted in the Fund having overweight positions relative to the benchmark in developed Asia, the U.K. and Emerging Markets. The Fund was underweight in Canada and Continental Europe. Developed Asia, particularly Japan, was the largest equity contributor to relative performance, while Continental Europe was the largest detractor.
In terms of sectoral exposures, the Fund was most overweight in Consumer Discretionary, Information Technology, and Consumer Staples stocks. The main underweight sectors for the period were Energy, Financials and Materials. Stock selection in Financials and Consumer Staples helped relative performance. The largest detracting sectors were Consumer Discretionary and Energy; again, this was because of stock selection.
Our regional and sectoral positions are outputs of our bottom-up investment process. Given this fundamental approach, it is particularly appropriate to look at the individual companies which impacted performance. Among the largest performance detractors during the period at the stock level were Suruga Bank, JD.com and Capita. Shiseido, Hargreaves Lansdown, and Pigeon were a few of the larger contributors to performance during period.
Suruga Bank is a bank based in Japan. In mid-2018, allegations surfaced of malpractice in the bank’s lending. As more information became available it was clear that this malpractice was widespread and undermined the case for investing in Suruga Bank. We decided to sell the holding in its entirety. JD.com, the Chinese online retailer remains a holding in the Fund. The recent past has seen serious allegations emerge against the CEO. It is not yet clear whether these accusations have any substance. Therefore, we are monitoring the situation closely. The British outsourcing company Capita was sold during the period. This company encountered a series of operational difficulties, made worse by changes to its management structure. Following a review of the investment case and conversations with management, we concluded that, in our view, the issues facing the company were considerable and that they would be challenging to remedy.
22

Harbor International Growth Fund
Managers’ Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2008 through 10/31/2018
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI All Country World Ex. U.S. (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2018
	1 Year	Annualized
		5 Years	10 Years
Harbor International Growth Fund
Institutional Class	-11.75%	2.35%	7.00%
Retirement Class[1]	-11.74	2.39	7.02
Administrative Class	-12.03	2.07	6.72
Investor Class	-12.12	1.97	6.59
Comparative Index
MSCI All Country World Ex. U.S. (ND)[1]	-8.24%	1.63%	6.92%
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratios were 0.85% (Net) and 0.92% (Gross) (Institutional Class); 0.77% (Net) and 0.84% (Gross) (Retirement Class); 1.10% (Net) and 1.17% (Gross) (Administrative Class); and 1.22% (Net) and 1.29% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2019. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Shiseido is a leading Japanese manufacturer of cosmetics products. The company has focused on China, and was rewarded by higher sales in the country. The cosmetics industry in general was an area of growth in the emerging markets. Shiseido has been able to ride this wave while also improving operationally, increasing its profitability. Hargreaves Lansdown, the UK online investment platform, continued to perform well over the period. This company is the dominant player in the market for individual investors in the U.K. and has been able to solidify its position through a strong brand, and ease of use for its customers. We are pleased to see Hargreaves Lansdown maintain its strong presence in the U.K. Defined Contribution market. Pigeon manufactures and sells baby feeding bottles, pacifiers and other baby products. Though the company is based in Japan, its largest market by profits is China, where it dominates the high-end segment. The company has seen sales and profits rise considerably over the period and is continuing to take share in the vast Chinese market.
Outlook & Strategy
The last twelve months have been quite eventful in economic and political terms. That said, our focus remains on finding quality companies that we believe can grow in the long term. We try not to be unnecessarily swayed by short-term news, but rather we focus on continuing to find interesting ideas for the Fund. We believe that exciting opportunities will continue to be available, and that our bottom-up approach will continue to serve investors well over the long term.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Baillie Gifford Overseas Limited as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
23

Harbor International Growth Fund
Fund Summary—October 31, 2018 (Unaudited)

TOP Holdings (% of net assets)
❶	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3.1%
❷	Hargreaves Lansdown plc	2.6%
❸	Alibaba Group Holding Ltd. ADR	2.4%
❹	Cochlear Ltd.	2.3%
❺	Naspers Ltd.	2.3%
❻	Shiseido Co. Ltd.	2.3%
❼	Novozymes AS	2.1%
❽	adidas AG	2.0%
❾	MS&AD Insurance Group Holdings Inc.	2.0%
❿	United Overseas Bank Ltd.	1.9%

Sector Allocation (% of investments)
(Excludes cash and short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)
24

Harbor International Growth Fund
Portfolio of Investments—October 31, 2018

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—96.3%
Shares		Value
AUTO COMPONENTS—0.8%
96,800	Denso Corp. (Japan)	$ 4,318
AUTOMOBILES—1.1%
567,009	Mahindra & Mahindra Ltd. GDR (India)[1]	5,854
BANKS—4.5%
1,064,700	Public Bank BHD (Malaysia)	6,263
668,315	Svenska Handelsbanken AB (Sweden)	7,265
566,627	United Overseas Bank Ltd. (Singapore)	10,018
		23,546
BEVERAGES—2.9%
5,282,200	Thai Beverage PCL (Thailand)	2,386
590,381	Treasury Wine Estates Ltd. (Australia)	6,355
1,622,000	Tsingtao Brewery Co. Ltd. (China)	6,414
		15,155
BUILDING PRODUCTS—1.0%
126,267	Kingspan Group plc (Ireland)	5,486
CAPITAL MARKETS—3.3%
578,375	Hargreaves Lansdown plc (United Kingdom)	13,788
837,302	Jupiter Fund Management plc (United Kingdom)	3,604
		17,392
CHEMICALS—4.8%
468,585	Asian Paints Ltd. (India)	7,799
173,738	Johnson Matthey plc (United Kingdom)	6,587
225,453	Novozymes AS (Denmark)	11,134
		25,520
COMMERCIAL SERVICES & SUPPLIES—0.9%
389,836	HomeServe plc (United Kingdom)	4,732
DIVERSIFIED FINANCIAL SERVICES—1.5%
180,484	Investor AB Class B (Sweden)	7,820
ELECTRICAL EQUIPMENT—2.4%
117,428	Legrand SA (France)	7,668
38,800	Nidec Corp. (Japan)	4,984
		12,652
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.7%
738,191	Hon Hai Precision Industry Co. Ltd. GDR (Taiwan)*,1	3,868
10,600	Keyence Corp. (Japan)	5,178
		9,046
ENERGY EQUIPMENT & SERVICES—1.1%
650,690	John Wood Group plc (United Kingdom)	5,930
ENTERTAINMENT—1.4%
48,935	Spotify Technology SA (Sweden)*	7,325
FOOD & STAPLES RETAILING—5.3%
602,436	Clicks Group Ltd. (South Africa)	7,674
472,629	Jeronimo Martins SGPS SA (Portugal)	5,801
2,757,990	Puregold Price Club Inc. (Philippines)	2,095
385,000	Raia Drogasil SA (Brazil)*	6,499
56,900	Sugi Holdings Co. Ltd. (Japan)	2,605
1,316,000	Wal-Mart de Mexico SAB de CV (Mexico)	3,365
		28,039
COMMON STOCKS—Continued
Shares		Value
HEALTH CARE EQUIPMENT & SUPPLIES—3.4%
95,617	Cochlear Ltd. (Australia)	$ 12,049
174,500	Olympus Corp. (Japan)	5,816
		17,865
HOUSEHOLD PRODUCTS—1.6%
201,800	Pigeon Corp. (Japan)	8,535
INDUSTRIAL CONGLOMERATES—1.6%
63,400	Jardine Matheson Holdings Ltd. (Singapore)	3,661
138,100	Jardine Strategic Holdings Ltd. (Singapore)	4,639
		8,300
INSURANCE—6.4%
1,268,800	AIA Group Ltd. (Hong Kong)	9,652
11,860	Fairfax Financial Holdings Ltd. (Canada)	5,763
355,700	MS&AD Insurance Group Holdings Inc. (Japan)	10,684
31,843	Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	7,792
		33,891
INTERACTIVE MEDIA & SERVICES—6.5%
1,458,036	Auto Trader Group plc (United Kingdom)[2]	7,619
41,919	Baidu Inc. ADR (China)*,3	7,967
332,800	Kakaku.com Inc. (Japan)	6,027
24,555	Naver Corp. (South Korea)	2,473
1,729,180	Rightmove plc (United Kingdom)	9,982
		34,068
INTERNET & DIRECT MARKETING RETAIL—7.6%
89,597	Alibaba Group Holding Ltd. ADR (China)*,3	12,748
81,887	ASOS plc (United Kingdom)*	5,705
148,503	Ctrip.com International Ltd. ADR (China)*,3	4,942
263,620	JD.com Inc. ADR (China)*,3	6,200
77,096	MakeMyTrip Ltd. (India)*	1,911
224,513	Zalando SE (Germany)*,2	8,679
		40,185
IT SERVICES—1.3%
48,400	Shopify Inc. Class A (Canada)*	6,686
LEISURE PRODUCTS—1.2%
47,000	Shimano Inc. (Japan)	6,419
LIFE SCIENCES TOOLS & SERVICES—1.5%
14,562	Mettler-Toledo International Inc. (Switzerland)*	7,963
MACHINERY—7.4%
187,584	Atlas Copco AB Class A (Sweden)*	4,637
156,158	Atlas Copco AB Class B (Sweden)*	3,577
167,244	Epiroc AB Class A (Sweden)*	1,468
425,397	Epiroc AB Class B (Sweden)*	3,500
132,600	Kone OYJ (Finland)	6,454
40,099	Schindler Holding AG (Switzerland)	8,456
25,400	SMC Corp. (Japan)	8,096
130,129	Weir Group plc (United Kingdom)	2,633
		38,821
MEDIA—2.3%
70,247	Naspers Ltd. (South Africa)	12,321
PERSONAL PRODUCTS—3.3%
83,900	Kao Corp. (Japan)	5,581
187,900	Shiseido Co. Ltd. (Japan)	11,856
		17,437

25

Harbor International Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
PHARMACEUTICALS—1.0%
116,499	Novo Nordisk AS (Denmark)	$ 5,031
PROFESSIONAL SERVICES—2.3%
107,497	Intertek Group plc (United Kingdom)	6,441
450,694	SEEK Ltd. (Australia)	5,726
		12,167
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—7.2%
246,600	Advantest Corp. (Japan)	4,552
46,443	ASML Holding NV (Netherlands)	8,000
361,720	Infineon Technologies AG (Germany)	7,248
422,015	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)[3]	16,079
14,113	U-Blox Holding AG (Switzerland)	1,768
		37,647
SPECIALTY RETAIL—1.9%
352,926	Industria de Diseno Textil SA (Spain)	9,947
TEXTILES, APPAREL & LUXURY GOODS—4.9%
45,284	adidas AG (Germany)	10,649
247,583	Burberry Group plc (United Kingdom)	5,729
125,484	Cie Financiere Richemont SA (Switzerland)	9,172
		25,550
THRIFTS & MORTGAGE FINANCE—1.2%
252,836	Housing Development Finance Corp. Ltd. (India)	6,042
COMMON STOCKS—Continued
Shares		Value
WIRELESS TELECOMMUNICATION SERVICES—1.0%
65,300	SoftBank Group Corp. (Japan)	$ 5,168
TOTAL COMMON STOCKS
(Cost $513,735)		506,858

PREFERRED STOCKS—1.6%
(Cost $7,631)
HEALTH CARE EQUIPMENT & SUPPLIES—1.6%
58,193	Sartorius AG (Germany)	8,417

SHORT TERM INVESTMENTS—2.3%
(Cost $12,218)
INVESTMENT COMPANY - SECURITIES LENDING INVESTMENT FUND —2.3%
12,218,270	State Street Navigator Securities Lending Government Money Market Portfolio (1 day yield of 2.190%)	12,218
TOTAL INVESTMENTS—100.2%
(Cost $533,584)		527,493
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.2)%		(1,212)
TOTAL NET ASSETS—100.0%		$526,281

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2018 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ —	$ 19,995	$—	$ 19,995
Europe	15,288	206,510	—	221,798
Latin America	9,864	—	—	9,864
Middle East/Central Asia	1,911	19,695	—	21,606
North America	12,449	—	—	12,449
Pacific Basin	51,804	169,342	—	221,146
Preferred Stocks
Europe	—	8,417	—	8,417
Short-Term Investments
Investment Company-Securities Lending Investment Fund	12,218	—	—	12,218
Total Investments in Securities	$103,534	$423,959	$—	$527,493
There were no Level 3 holdings at October 31, 2018 or 2017.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
26

Harbor International Growth Fund
Portfolio of Investments—Continued

*	Non-income producing security
1	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking institutions. Country specific examples of this type of depositary receipt, if any, are denoted using different abbreviations. SDR after the name of a holding stands for Swedish Depository Receipts representing ownership of foreign securities in Sweden.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2018, the aggregate value of these securities was $16,298 or 3% of net assets.
3	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
The accompanying notes are an integral part of the Financial Statements.
27

Harbor International Small Cap Fund
Managers’ Commentary (Unaudited)

Subadviser
Baring International Investment Limited
20 Old Bailey
London, EC4M 7BF
United Kingdom
Portfolio Managers
Nicholas M. Williams
Since 2016
Colin C. Riddles
Since 2016
Rosemary C. Simmonds, CFA
Since 2016
Barings has subadvised the Fund since 2016.
Investment Objective
The Fund seeks long-term growth of capital.
Nicholas M. Williams

Colin C. Riddles

Rosemary C. Simmonds, CFA

Management’s Discussion of
Fund Performance
Market Review
During the fiscal year ended October 31, 2018 the MSCI EAFE Small Cap (ND) Index fell 7.81% (all international and global returns are in U.S. Dollars). For much of the fiscal year, the fear of trade and tariff wars, particularly between the U.S. and China, led to uncertainty and increased volatility in equity markets. More recently, global equity markets experienced a broad sell-off in October, as continuing concerns surrounding ongoing trade tensions were amplified by weakness in U.S. Treasury bonds, resulting in bond yields rising. The result was widespread profit-taking across asset classes, stocks and sectors which had previously been performing strongly.
In this context the returns from the countries and sectors that constitute the MSCI EAFE Small Cap (ND) Index were generally negative, reflecting a broader trend of volatility and widespread profit-taking driven by macroeconomic and geopolitical uncertainty. Energy stocks were a key outlier to this trend, as companies benefitted from a higher oil price and increasing capex in the industry.
Performance
Harbor International Small Cap Fund underperformed the return of the MSCI EAFE Small Cap (ND) Index during the period. The Fund returned -9.83% (Institutional Class), -9.71% (Retirement Class), -10.06% (Administrative Class), and -10.08% (Investor Class) compared to the MSCI EAFE Small Cap (ND) Index return of -7.81%.
The relative return over the period was not as strong as we would hope and primarily reflects stock selection decisions in the U.K. and the Netherlands, while more broadly Continental Europe contributed positively to returns. Country and sector weightings within the Fund, which are the result of stock selection decisions, had a limited impact on the relative performance over the period.
Our investment strategy is to focus on bottom up stock selection, using a quality growth at a reasonable price analysis framework. In other words, we look to identify companies with quality characteristics such as strong balance sheets and high levels of profitability and earnings growth potential, where the current valuation does not fully reflect these attributes. The region and sector positioning of the Fund will be dictated by these individual stock selection decisions rather than by asset allocation decisions.
The largest detractors to Fund performance were Arrow Global, a U.K.-based debt management company, and Besi, a Dutch semiconductor company. Weak performance from Arrow reflected concerns around the increasing levels of debt within the company, increasing purchase prices for acquired debt portfolios and the short-term cash impact of a newly announced cost efficiency program; the holding was subsequently sold. Underperformance from Besi reflected widespread profit-taking in companies exposed to the semiconductor sector amid fears that growth in demand for components from the smartphone industry has stalled, as smartphone companies struggle to develop exciting new products.
Norwegian oil services company TGS was the most significant contributor to returns as the company indicated that demand for their seismic surveys from oil companies appeared stronger than had been expected. More broadly, the Fund experienced positive performance from several Japanese companies, including retail space manager Marui and office equipment distributor Hikari Tsushin.
28

Harbor International Small Cap Fund
Managers’ Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 02/01/2016 through 10/31/2018
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI EAFE Small Cap (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2018
	1 Year	5 Years	Annualized
			Life of Fund
Harbor International Small Cap Fund
Institutional Class[1]	-9.83%	N/A	9.03%
Retirement Class[1]	-9.71	N/A	9.11
Administrative Class[1]	-10.06	N/A	8.75
Investor Class[1]	-10.08	N/A	8.66
Comparative Index
MSCI EAFE Small Cap (ND)[1]	-7.81%	N/A	10.14%
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratios were 0.95% (Net) and 1.42% (Gross) (Institutional Class); 0.87% (Net) and 1.34% (Gross) (Retirement Class); 1.20% (Net) and 1.67% (Gross) (Administrative Class); and 1.32% (Net) and 1.79% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2019. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Geographic and sector allocations within the Fund are dependent on bottom-up stock selection. In this context, therefore, the Fund changes during the year reflect profit-taking and actively disposing of holdings which had disappointed our expectations, with reinvestments being made in companies in whose prospects we see greater potential. As a result of these investments the Fund’s exposure to the Financials and Health Care sectors has increased. The Fund remains over-weight relative to the index in the Industrials sector companies, although this over-weight position has declined slightly.
Japanese stock selection made a positive contribution during the year and we continue to be enthusiastic about the outlook for the Japanese stocks in the Fund. However, as is part of our ongoing ‘review’ process, a number of investment cases were reappraised during the year and we decided to sell positions where we were no longer comfortable that our investment case was materializing as expected. During the year, we sold our holdings in automotive supplier Mabuchi Motor, electricity supplier E-Rex, and specialist printing group Sato. Other Japanese companies were also sold to lock in profits, such as high precision engineering company MinebeaMitsumi, temporary employment group Persol, and Hikari Tsushin, mentioned above. These moves contributed to the fall in the weight of our Japanese holdings relative to the index over the course of the year.
We continue to purchase new holdings in companies which we believe are attractively valued and whose strategic positioning and competitive strengths can drive sustained improvements in their profitability and returns. Companies purchased in recent months have typically been either very domestically focused, such as Chiba Bank in Japan, or Cranswick in the U.K., or have significant domestic regional exposure and American operations, such as Fagron, the Belgian pharmaceutical compounding business, or Loomis, the Swedish cash-handling group.
Outlook & Strategy
Across international smaller companies, we continued to see economic expansion in 2018, albeit more modest than in 2017. Short-term market movements towards the end of the fiscal year have been severe, and certainly political and macro-level developments such as political tensions and ongoing trade disputes retain the capacity to upset equity markets; however, we believe international smaller companies remain reasonably valued relative to larger companies, and relative to other asset classes. Consequently, we continue to take a positive view on the stock selection opportunities within the asset class.
Looking forward, therefore, we maintain our quality growth at a reasonable price investment approach, and aim to identify those companies whose valuations do not reflect their underlying competitive and balance sheet strengths, and their potential to generate profit growth through further improvements in their returns and business models. Our view is that in the long term this approach should help mitigate the potential risks of investing in smaller companies and allow us to identify companies with undiscounted growth opportunities and attractive valuations. A continuing area of focus, particularly for the companies held in the Fund, will be the resilience of their profit margins given the input cost pressure challenges posed by higher raw material prices, and the likelihood of rising labor costs.

1	The “Life of Fund” return as shown reflects the period 02/01/2016 through 10/31/2018.
29

Harbor International Small Cap Fund
Managers’ Commentary—Continued

This report contains the current opinions of Baring International Investment Limited as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
30

Harbor International Small Cap Fund
Fund Summary—October 31, 2018 (Unaudited)

TOP Holdings (% of net assets)
❶	ABC-Mart Inc.	1.3%
❷	HomeServe plc	1.2%
❸	Topdanmark AS	1.2%
❹	Applus Services SA	1.1%
❺	B&M European Value Retail SA	1.1%
❻	Chiba Bank Ltd.	1.1%
❼	Euronext NV	1.1%
❽	JD Sports Fashion plc	1.1%
❾	Kyowa Exeo Corp.	1.1%
❿	Sanwa Holdings Corp.	1.1%

Sector Allocation (% of investments)
(Excludes cash and short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)
31

Harbor International Small Cap Fund
Portfolio of Investments—October 31, 2018

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—94.5%
Shares		Value
AEROSPACE & DEFENSE—1.0%
170,767	Senior plc (United Kingdom)	$ 595
AUTO COMPONENTS—0.6%
16,800	Nifco Inc. (Japan)	383
BANKS—3.6%
10,476	Bawag Group AG (Austria)*,1	452
105,800	Chiba Bank Ltd. (Japan)	669
24,200	Fukuoka Financial Group Inc. (Japan)	595
353,740	Unicaja Banco SA (Spain)*,1	453
		2,169
BUILDING PRODUCTS—1.1%
56,500	Sanwa Holdings Corp. (Japan)	663
CAPITAL MARKETS—2.2%
10,766	Euronext NV (Netherlands)[1]	662
52,016	Intermediate Capital Group plc (United Kingdom)	632
		1,294
CHEMICALS—5.3%
102,627	Essentra plc (United Kingdom)	500
63,510	Hexpol AB (Sweden)	588
209,555	Incitec Pivot Ltd. (Australia)	581
19,000	NOF Corp. (Japan)	538
12,800	Okamoto Industries Inc. (Japan)	577
65,804	Synthomer plc (United Kingdom)	373
		3,157
COMMERCIAL SERVICES & SUPPLIES—5.9%
18,100	AEON Delight Co. Ltd. (Japan)	604
6,285	Befesa SA (Luxembourg)*,1	279
96,770	Biffa plc (United Kingdom)[1]	290
8,562	Bilfinger SE (Germany)	373
477,194	Cleanaway Waste Management Ltd. (Australia)	610
58,152	HomeServe plc (United Kingdom)	706
20,778	Loomis AB (Sweden)	643
		3,505
CONSTRUCTION & ENGINEERING—4.9%
22,900	COMSYS Holdings Corp. (Japan)	637
10,610	FLSmidth & Co. A/S (Denmark)	557
24,700	Kyowa Exeo Corp. (Japan)	666
96,083	Maire Tecnimont SpA (Italy)	420
30,500	Toshiba Plant Systems & Services Corp. (Japan)	623
		2,903
CONSTRUCTION MATERIALS—1.1%
113,461	Marshalls plc (United Kingdom)	624
CONSUMER FINANCE—1.0%
7,231	Cembra Money Bank AG (Switzerland)	606
CONTAINERS & PACKAGING—3.0%
114,782	DS Smith plc (United Kingdom)	576
240,696	Orora Ltd. (Australia)	573
63,395	RPC Group plc (United Kingdom)	618
		1,767
DIVERSIFIED CONSUMER SERVICES—0.8%
626,000	Fu Shou Yuan International Group Ltd. (China)	481
DIVERSIFIED FINANCIAL SERVICES—0.7%
8,872	KBC Ancora NV (Belgium)	410
COMMON STOCKS—Continued
Shares		Value
DIVERSIFIED TELECOMMUNICATION SERVICES—1.0%
29,940	DNA OYJ (Finland)	$ 587
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.0%
5,333	Barco NV (Belgium)	607
ENERGY EQUIPMENT & SERVICES—2.0%
65,935	Hunting plc (United Kingdom)	566
18,246	TGS-NOPEC Geophysical Co. (Norway)	609
		1,175
ENTERTAINMENT—0.8%
9,331	Kinepolis Group NV (Belgium)	501
FOOD & STAPLES RETAILING—2.0%
3,000	Cosmos Pharmaceutical Corp. (Japan)	613
23,379	MARR SpA (Italy)	566
		1,179
FOOD PRODUCTS—5.9%
37,302	AAK AB (Sweden)	562
17,200	Calbee Inc. (Japan)	571
135,356	Costa Group Holdings Ltd. (Australia)	587
16,151	Cranswick plc (United Kingdom)	596
10,900	Ezaki Glico Co. Ltd. (Japan)	543
73,157	Tate & Lyle plc (United Kingdom)	629
		3,488
HEALTH CARE EQUIPMENT & SUPPLIES—1.8%
5,702	Carl Zeiss Meditec AG (Germany)	467
6,514	Diasorin SpA (Italy)	618
		1,085
HEALTH CARE PROVIDERS & SERVICES—3.3%
23,354	Amplifon SpA (Italy)	413
68,864	Attendo AB (Sweden)[1]	623
22,055	Fagron NV (Belgium)	359
70,764	UDG Healthcare plc (Ireland)	571
		1,966
HEALTH CARE TECHNOLOGY—1.0%
11,006	CompuGroup Medical SE (Germany)	622
HOTELS, RESTAURANTS & LEISURE—3.2%
14,949	Corporate Travel Management Ltd. (Australia)	213
84,808	Dalata Hotel Group plc (Ireland)*	524
63,844	Scandic Hotels Group AB (Sweden)[1]	584
71,201	SSP Group plc (United Kingdom)	607
		1,928
HOUSEHOLD DURABLES—1.0%
41,000	Sumitomo Forestry Co. Ltd. (Japan)	608
HOUSEHOLD PRODUCTS—0.9%
12,900	Pigeon Corp. (Japan)	546
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—0.4%
286,000	China Everbright Greentech Ltd. (Hong Kong)*,1	206
INSURANCE—3.2%
87,965	Beazley plc (United Kingdom)	591
74,382	Storebrand ASA (Norway)	618
14,826	Topdanmark AS (Denmark)	705
		1,914

32

Harbor International Small Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
IT SERVICES—3.8%
59,758	Indra Sistemas SA (Spain)*	$ 591
112,302	Link Administration Holdings Ltd. (Australia)	598
22,000	Net One Systems Co. Ltd. (Japan)	461
14,100	SCSK Corp. (Japan)	597
		2,247
LEISURE PRODUCTS—1.0%
51,608	Technogym SpA (Italy)*,1	564
LIFE SCIENCES TOOLS & SERVICES—1.6%
8,005	Gerresheimer AG (Germany)	564
1,788	Tecan Group AG (Switzerland)	404
		968
MACHINERY—7.7%
2,148	Bucher Industries AG (Switzerland)	592
334,000	CIMC Enric Holdings Ltd. (Hong Kong)	257
39,300	Fuji Corp./Aichi (Japan)*	548
180,000	Haitian International Holdings Ltd. (China)	354
138,385	Morgan Advanced Materials plc (United Kingdom)	487
11,977	Norma Group SE (Germany)	647
29,100	OSG Corp. (Japan)	600
23,300	THK Co. Ltd. (Japan)	515
25,440	Valmet OYJ (Finland)	579
		4,579
MEDIA—0.6%
6,961	Stroeer SE & Co. KGAA (Germany)	364
MULTILINE RETAIL—2.1%
122,332	B&M European Value Retail SA (United Kingdom)	651
28,400	Marui Group Co. Ltd. (Japan)	611
		1,262
MULTI-UTILITIES—0.9%
199,793	Hera SpA (Italy)	551
OIL, GAS & CONSUMABLE FUELS—1.9%
7,136	Gaztransport Et Technigaz SA (France)	527
12,946	Koninklijke Vopak NV (Netherlands)	586
		1,113
COMMON STOCKS—Continued
Shares		Value
PROFESSIONAL SERVICES—4.9%
25,286	AF AB (Sweden)	$ 542
48,067	Applus Services SA (Spain)	653
295,617	Hays plc (United Kingdom)	619
24,000	Nihon M&A Center Inc. (Japan)	575
9,800	TechnoPro Holdings Inc. (Japan)	511
		2,900
REAL ESTATE MANAGEMENT & DEVELOPMENT—2.1%
11,500	Katitas Co. Ltd. (Japan)	279
9,014	Nexity SA (France)	431
24,000	Relo Group Inc. (Japan)	566
		1,276
SPECIALTY RETAIL—4.0%
12,900	ABC-Mart Inc. (Japan)	754
47,300	BIC Camera Inc. (Japan)	625
12,811	Grandvision NV (Netherlands)[1]	323
129,176	JD Sports Fashion plc (United Kingdom)	673
		2,375
THRIFTS & MORTGAGE FINANCE—2.7%
14,998	Aareal Bank AG (Germany)	558
27,100	Aruhi Corp. (Japan)	462
107,189	Paragon Banking Group plc (United Kingdom)	583
		1,603
TRADING COMPANIES & DISTRIBUTORS—2.5%
8,516	IMCD Group NV (Netherlands)	577
12,499	Indutrade AB (Sweden)	300
17,800	Kanamoto Co. Ltd. (Japan)	595
		1,472
TOTAL COMMON STOCKS
(Cost $58,026)		56,243
TOTAL INVESTMENTS—94.5%
(Cost $58,026)		56,243
CASH AND OTHER ASSETS, LESS LIABILITIES—5.5%		3,256
TOTAL NET ASSETS—100.0%		$59,499

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2018 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$—	$35,248	$—	$35,248
Pacific Basin	—	20,995	—	20,995
Total Investments in Securities	$—	$56,243	$—	$56,243
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
33

Harbor International Small Cap Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2018.
Valuation Description	Balance Beginning as of 11/01/2017 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2018 (000s)
Preferred Stocks	$6	$—	$(6)	$—	$—	$—	$—	$—	$—

*	Non-income producing security
1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2018, the aggregate value of these securities was $4,436 or 7% of net assets.
w	Amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations.
The accompanying notes are an integral part of the Financial Statements.
34

Harbor Global Leaders Fund
Manager’s Commentary (Unaudited)

Subadviser
Sands Capital Management, LLC
1000 Wilson Boulevard
Suite 3000
Arlington, VA 22209
Portfolio Manager
Sunil H. Thakor, CFA
Since 2017
Sands Capital has subadvised the Fund since 2017.
Investment Objective
The Fund seeks long-term growth of capital.
Sunil H. Thakor, CFA

Management’s Discussion of
Fund Performance
Market Review
Emerging market volatility combined with the recent U.S. sell-off led to a steep decline in the MSCI All Country World (ND) Index (the “Index”) in October, erasing over 10 percentage points from the Index’s positive return through September 30th. Emerging markets officially entered a bear market, with the MSCI Emerging Markets (ND) Index falling 20 percent since January. A number of factors weighed on sentiment, including slowing regional growth, trade pressures, and a strong U.S. dollar. Within the U.S., healthy economic fundamentals have largely continued, fueled by strong corporate earnings growth and expectations for robust GDP growth. Overall, the U.S. economy appears sound, as strength in consumer spending, the labor market, and manufacturing and business investments, are expected to continue, albeit at a slowing rate over time. Despite healthy economic fundamentals and robust corporate earnings growth, which saw earnings jump 24 percent in the second quarter, we have seen a broad-based sell-off, as concerns about increasing trade tensions, valuations, and the economic cycle dampened stock returns.
In our view, the global volatility we witnessed over the past month has obscured the long-term wealth creation opportunity of the relatively few resilient businesses that are poised to produce above-average earnings growth across economic cycles. As business-focused investors with long investment horizons, we believe it is imperative to look past external factors and short-term stock price movements not explained by fundamentals. Market and macro environments change, and it is impossible to predict which sectors and countries will lead or lag on a short-term basis. Rather, we continue to believe that investing in leading franchises capable of generating above-average earnings growth across economic cycles is the most prudent way to add value for clients over time.
Performance
Over the 12-month period ending October 31, 2018, Harbor Global Leaders Fund returned 9.90% (Institutional Class), 10.01% (Retirement Class), 9.61% (Administrative Class), and 9.50% (Investor Class) versus the -0.52% return for the Index (all international and global returns are in U.S. Dollars). We believe that strong fundamentals were the primary drivers of investment results, as many businesses within the Fund surpassed consensus expectations for revenue and earnings growth.
On an absolute basis, the largest contributors to the Fund’s performance were Zoetis, Adobe, Visa, Ross Stores, and Safran. Visa continued to benefit from the long-term secular shift of paper-based payments to electronic forms, with around 80 percent of worldwide transactions still completed in cash. Payments volumes and processed transactions are growing in the low double-digits, driving Visa’s earnings growth in the high-teens to 20 percent range. Looking ahead over the next couple of years, we anticipate a few additional percentage points of growth to come from synergies resulting from the Visa Europe acquisition. Visa’s European operations had been mutually owned by European banks until Visa Inc. acquired them in 2016. We expect the merger to result in cost efficiencies, as well as a more robust global product offering that could result in additional revenue opportunities. We also believe that opportunities exist for Visa to extend its growth by addressing the largely paper-based business-to-business payments market, which is just as large as the consumer payments business. Through innovative debit and commercial credit card offerings, in our opinion, taking even a small percentage of this market should help Visa maintain its above-average growth for many years to come.
On an absolute basis, the largest detractors from the Fund’s performance were Alibaba, Inditex, Keyence, Fresenius Medical Care and Celgene. Alibaba’s business performed well over the latest fiscal year, but its share price has steadily declined since the end of the second quarter.
35

Harbor Global Leaders Fund
Manager’s Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 03/01/2009 through 10/31/2018
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI All Country World (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2018
	1 Year	Annualized
		5 Years	Life of Fund
Harbor Global Leaders Fund
Institutional Class[1]	9.90%	8.35%	16.60%
Retirement Class[1,2]	10.01	8.39	16.62
Administrative Class[1]	9.61	8.08	16.31
Investor Class[1]	9.50	7.95	16.17
Comparative Index
MSCI All Country World (ND)[1]	-0.52%	6.15%	12.68%
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratios were 0.90% (Net) and 1.21% (Gross) (Institutional Class); 0.82% (Net) and 1.13% (Retirement Class); 1.15% (Net) and 1.46% (Gross) (Administrative Class); and 1.27% (Net) and 1.58% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2019. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
In terms of business results, the company continues to gain share in business-to-consumer ecommerce in China, maintain high margins in core commerce, and grow its leadership position in new, large opportunities such as grocery and cloud computing.
The ongoing strength in the business was not reflected in the stock price, primarily because of fears of a macroeconomic slowdown in China, which caused a broad-based sell-off in the Chinese internet space, and secondarily due to concerns about the impact on earnings growth from increasing investments in food delivery & hyperlocal logistics. While we have been hearing negative anecdotes about China’s economy, we believe they are shortsighted in nature, and that the impact on Alibaba will be relatively minor. Alibaba is benefiting from secular trends and increasing its monetization rate, so we believe it should grow well above the economic rate of China.
On food delivery & hyperlocal logistics, we are supportive of Alibaba’s investments, despite their expected drag on earnings growth for the next two quarters. We believe that, over time, the food delivery & hyperlocal logistics segment will become a large, highly profitable category that naturally consolidates to a monopoly or duopoly in major countries around the world. Alibaba has a natural advantage with its large volume of physical goods ecommerce orders generated over its network, which we believe should enable it to compete more effectively with its main competitor, Meituan.
Furthermore, while investments in the space could create an earnings headwind for the next couple of quarters, we believe profit growth from core ecommerce will be too large to be overshadowed by incremental investments in food delivery for long, and that Alibaba remains well positioned to deliver above-average earnings growth over both the medium and long term.
Outlook & Strategy
Looking ahead, we believe that businesses invested in by the Fund have potential to become much larger over the next five years, as their earnings growth compounds. We will accept their short-term share price volatility in order to potentially benefit from their long-term wealth creation opportunity. Our conviction in the Fund is a consequence of selecting businesses that we believe maintain resilient competitive advantages in promising business spaces, and as a result, can in our view deliver sustainable, above-average earnings growth over the long term.
Today, we believe we own leading businesses with substantial growth prospects that are independent of the economic environment. Therefore, we expect them to produce attractive earnings growth over the next five to ten years. If they deliver the earnings growth we expect, we believe share prices should follow.

1	The “Life of Fund” return as shown reflects the period 03/01/2009 through 10/31/2018.
2	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
36

Harbor Global Leaders Fund
Manager’s Commentary—Continued

This report contains the current opinions of Sands Capital Management, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
37

Harbor Global Leaders Fund
Fund Summary—October 31, 2018 (Unaudited)

TOP Holdings (% of net assets)
❶	Visa Inc.	4.9%
❷	Safran SA	4.7%
❸	Alimentation Couche-Tard Inc.	4.5%
❹	Recruit Holdings Co. Ltd.	4.1%
❺	Adobe Systems Inc.	3.9%
❻	TransDigm Group Inc.	3.9%
❼	Zoetis Inc.	3.7%
❽	Salesforce.com Inc.	3.5%
❾	HDFC Bank Ltd. ADR	3.4%
❿	Starbucks Corp.	3.3%

Sector Allocation (% of investments)
(Excludes cash and short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)
38

Harbor Global Leaders Fund
Portfolio of Investments—October 31, 2018

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—99.2%
Shares		Value
AEROSPACE & DEFENSE—8.6%
19,615	Safran SA (France)	$ 2,535
6,450	TransDigm Group Inc. (United States)*	2,130
		4,665
AUTO COMPONENTS—1.9%
13,175	Aptiv plc (United States)	1,012
BANKS—3.4%
20,650	HDFC Bank Ltd. ADR (India)[1]	1,836
BEVERAGES—2.0%
12,595	Fomento Economico Mexicano SAB de CV ADR (Mexico)[1]	1,072
BIOTECHNOLOGY—1.5%
6,150	CSL Ltd. (Australia)	821
CAPITAL MARKETS—4.4%
22,225	Intercontinental Exchange Inc. (United States)	1,712
4,525	Moody's Corp. (United States)	659
		2,371
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—3.3%
3,630	Keyence Corp. (Japan)	1,773
ENTERTAINMENT—1.4%
14,100	Live Nation Entertainment Inc. (United States)*	737
FOOD & STAPLES RETAILING—4.5%
50,375	Alimentation Couche-Tard Inc. (Canada)	2,406
HEALTH CARE EQUIPMENT & SUPPLIES—2.2%
8,875	EssilorLuxottica SA (France)	1,212
HEALTH CARE PROVIDERS & SERVICES—3.5%
13,425	Fresenius Medical Care AG & Co. KGaA (Germany)	1,054
3,175	UnitedHealth Group Inc. (United States)	830
		1,884
HOTELS, RESTAURANTS & LEISURE—4.9%
219,325	Sands China Ltd. (China)	867
30,770	Starbucks Corp. (United States)	1,793
		2,660
INSURANCE—2.0%
138,800	AIA Group Ltd. (Hong Kong)	1,056
INTERACTIVE MEDIA & SERVICES—4.3%
1,450	Alphabet Inc. Class A (United States)*	1,581
124,500	Rightmove plc (United Kingdom)	719
		2,300
INTERNET & DIRECT MARKETING RETAIL—4.9%
11,125	Alibaba Group Holding Ltd. ADR (China)*,1	1,583
580	Booking Holdings Inc. (United States)*	1,087
		2,670
COMMON STOCKS—Continued
Shares		Value
IT SERVICES—4.9%
19,239	Visa Inc. (United States)	$ 2,652
MULTILINE RETAIL—4.7%
13,575	Dollar General Corp. (United States)	1,512
17,150	Don Quijote Holdings Co. Ltd. (Japan)	1,025
		2,537
PHARMACEUTICALS—3.7%
22,275	Zoetis Inc. (United States)	2,008
PROFESSIONAL SERVICES—7.1%
82,750	Recruit Holdings Co. Ltd. (Japan)	2,221
13,585	Verisk Analytics Inc. (United States)*	1,628
		3,849
ROAD & RAIL—2.1%
7,565	Union Pacific Corp. (United States)	1,106
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.9%
41,600	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)[1]	1,585
SOFTWARE—13.6%
8,625	Adobe Systems Inc. (United States)*	2,120
7,220	Dassault Systemes SE (France)	904
6,225	Intuit Inc. (United States)	1,313
13,825	Salesforce.com Inc. (United States)*	1,897
7,850	Temenos Group AG (Switzerland)	1,079
		7,313
SPECIALTY RETAIL—4.9%
42,025	Industria de Diseno Textil SA (Spain)	1,184
14,875	Ross Stores Inc. (United States)	1,473
		2,657
TEXTILES, APPAREL & LUXURY GOODS—2.5%
17,800	NIKE Inc. (United States)	1,336
TOTAL COMMON STOCKS
(Cost $43,308)		53,518

SHORT TERM INVESTMENTS—2.3%
(Cost $1,260)
INVESTMENT COMPANY - SECURITIES LENDING INVESTMENT FUND —2.3%
1,260,390	State Street Navigator Securities Lending Government Money Market Portfolio (1 day yield of 2.190%)	1,260
TOTAL INVESTMENTS—101.5%
(Cost $44,568)		54,778
CASH AND OTHER ASSETS, LESS LIABILITIES—(1.5)%		(831)
TOTAL NET ASSETS—100.0%		$53,947

39

Harbor Global Leaders Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2018 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$ —	$ 8,687	$—	$ 8,687
Latin America	1,072	—	—	1,072
Middle East/Central Asia	1,836	—	—	1,836
North America	30,992	—	—	30,992
Pacific Basin	3,168	7,763	—	10,931
Short-Term Investments
Investment Company Securities Lending Investment Fund	1,260	—	—	1,260
Total Investments in Securities	$38,328	$16,450	$—	$54,778
There were no Level 3 holdings at October 31, 2018 or 2017.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
The accompanying notes are an integral part of the Financial Statements.
40

Harbor Emerging Markets Equity Fund
Managers’ Commentary (Unaudited)

Subadviser
Oaktree Capital Management, L.P.
333 South Grand Avenue
28th Floor
Los Angeles, CA 90071
Portfolio Managers
Frank J. Carroll
Since 2013
Timothy D. Jensen
Since 2013
Oaktree has subadvised the Fund since 2013.
Investment Objective
The Fund seeks long-term growth of capital.
Frank J. Carroll

Timothy D. Jensen

Management’s Discussion of
Fund Performance
Market Review
The performance of emerging markets equities was very volatile during the twelve months ending October 31, 2018. The first few months were marked by positive earnings revisions, strong capital inflows and exceptional performance. Growth stocks outperformed value stocks through the end of 2017 and technology led the index. Much of this tech rally was driven by Chinese internet/e-commerce and semiconductor names. A rotation out of growth and into value began in January and strengthened later in the period.
Volatility spiked in February and equity markets became increasingly macro-driven. The U.S. announced a new set of Russian sanctions in April, and a ten day Brazilian truckers’ strike weighed on markets in May. The next few months were marked by weakness in the Chinese currency and stock market, as the imminent trade war with the U.S. had a much bigger impact on Chinese investors’ confidence than on risk appetite in the U.S. We believe the trade tensions have had the strongest negative impact since the U.S. imposed the first batch of tariffs in June.  Tightening global liquidity and renewed U.S. Dollar strength also provided a headwind for emerging markets during the second half of the period.
Russia performed well and received significant positive earnings revisions during the period, despite noise around U.S. sanctions. High oil prices, strong export earnings, improving corporate governance and strong monetary policy management by the Central Bank of Russia helped offset some of the volatility. China posted solid performance until the trade tensions hit the equity and currency market after the U.S. implemented tariffs in June. Brazil’s performance was mixed during the period; returns were strong through the first half of the period, but slipped amidst the truckers’ strike and heightened political uncertainty. A rebound occurred in October when the market-friendly presidential candidate was elected. Turkey was the worst performing country due to its large current account deficit and a depreciating Lira.
Performance
Harbor Emerging Markets Equity Fund returned -10.77% (Institutional Class), -10.71% (Retirement Class), -10.91% (Administrative Class), and -11.03% (Investor Class) during the 12-month period ended October 31, 2018, compared to the -12.52% return of the MSCI Emerging Markets (ND) Index (all international and global returns are in U.S. Dollars).
Consistent with our bottom-up process, the majority of our relative performance was driven by stock selection, however our allocation decisions also had a significant impact during the period. The Fund’s relative outperformance was driven by stock selection in India, Brazil and China, along with our overweight allocations to Brazil and Russia. Stock selection in Korea and Taiwan detracted. By sector, stock selection among Information Technology, Consumer Discretionary, Energy and Industrials stocks contributed positively, while stock selection among Consumer Staples and Financials had a negative effect. Our overweight allocation to Energy helped drive relative performance, along with our underweight exposures to Communication Services and to Chinese internet names.
Outlook & Strategy
Value stocks performed well relative to growth stocks during the period.  Given the value bias of the Fund, we were happy with this development.  In our view, the valuation spread between growth and value remains extremely wide.  This creates an opportunity for value to enjoy a lengthy relative run.  Value in emerging markets is heavily weighted towards cyclicals, including Energy, Materials and Financials, and the Fund is overweight these sectors.  We believe rising oil prices have been a significant tailwind for operating cash flow for the Energy
41

Harbor Emerging Markets Equity Fund
Managers’ Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2013 through 10/31/2018
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the MSCI Emerging Markets (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2018
	1 Year	Annualized
		5 Years	Life of Fund
Harbor Emerging Markets Equity Fund
Institutional Class[1]	-10.77%	-0.15%	-0.15%
Retirement Class[1,2]	-10.71	-0.12	-0.12
Administrative Class[1]	-10.91	-0.40	-0.40
Investor Class[1]	-11.03	-0.52	-0.52
Comparative Index
MSCI Emerging Markets (ND)[1]	-12.52%	0.78%	0.78%
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratios were 1.15% (Net) and 1.43% (Gross) (Institutional Class); 1.07% (Net) and 1.35% (Gross) (Retirement Class); 1.40% (Net) and 1.68% (Gross) (Administrative Class); and 1.52% (Net) and 1.80% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2019. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
sector, but disciplined capital budgets have allowed this cash flow to repay debt or increase distributions to shareholders.  The Fund’s Materials exposure mainly consists of cement and metals stocks that have also benefitted from capital discipline, and we believe Chinese fiscal stimulus will support demand going forward. The Fund’s Financials performance has been a little more mixed this year, as macro influences such as weak currencies have sometimes overwhelmed excellent operating performance. Sberbank is a great example of a stock where macro influences have swamped the company’s strong results.  However, we like the country diversification and the attractive valuations of the Financials we hold, and we believe they offer significant upside.
During the last few months, we believe some of the growth-oriented stocks have started to correct. For example, Chinese internets are much lower now than six months ago, and valuations appear less stretched. However, we are not in a rush to buy them until we see reduced funding of competing unique companies, a stabilization of earnings estimates, a relaxation of regulatory pressure, and lower valuation multiples. Similarly, we are studying ideas in India but think the market remains expensive given the current account deficit, the negative impact of rising prices, and the volatility normally associated with national elections, which are due next year.
We acknowledge that there is significant macro uncertainty given protectionism and tighter monetary policy, but we believe emerging markets have already absorbed extensive selling.  Sentiment has become negative, valuations are more attractive in absolute terms, and discounts to developed market valuations have widened significantly.  We believe uncertainty is creating opportunity.  On a longer term view, corporate governance trends have been positive in most markets and capital returns to investors have increased.  We remain constructive and continue to conduct vigorous bottom-up research in order to invest the Fund in what we believe to be good companies with solid management and strong balance sheets at attractive valuations.

1	The “Life of Fund” return as shown reflects the period 11/01/2013 through 10/31/2018.
2	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Oaktree Capital Management, L.P. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
42

Harbor Emerging Markets Equity Fund
Fund Summary—October 31, 2018 (Unaudited)

TOP Holdings (% of net assets)
❶	Samsung Electronics Co. Ltd.	7.1%
❷	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	5.0%
❸	China Construction Bank Corp.	3.7%
❹	Tencent Holdings Ltd.	3.6%
❺	ICICI Bank Ltd. ADR	3.3%
❻	Lukoil PJSC ADR	3.1%
❼	Petroleo Brasileiro SA ADR	2.8%
❽	Sberbank of Russia PJSC ADR	2.7%
❾	Itau Unibanco Holding SA ADR	2.6%
❿	Industrial & Commercial Bank of China Ltd.	2.5%

Sector Allocation (% of investments)
(Excludes cash and short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)
43

Harbor Emerging Markets Equity Fund
Portfolio of Investments—October 31, 2018

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—96.9%
Shares		Value
AIRLINES—1.3%
37,628	Azul SA ADR (Brazil)*,1	$ 917
AUTOMOBILES—1.4%
435,000	Baic Motor Corp. Ltd. (China)[2]	246
8,451	Hyundai Motor Co. (South Korea)	791
		1,037
BANKS—24.6%
554,220	Alpha Bank AE (Greece)*	836
99,240	Banco Bradesco SA ADR (Brazil)*,1	910
5,541,700	Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	1,150
3,364,000	China Construction Bank Corp. (China)	2,670
209,500	China Merchants Bank Co. Ltd. (China)	809
148,037	Grupo Financiero Banorte SAB de CV (Mexico)*	816
44,118	Hana Financial Group Inc. (South Korea)	1,486
245,566	ICICI Bank Ltd. ADR (India)[1]	2,331
2,676,000	Industrial & Commercial Bank of China Ltd. (China)	1,816
142,276	Itau Unibanco Holding SA ADR (Brazil)[1]	1,874
19,685	OTP Bank plc (Hungary)	707
162,276	Sberbank of Russia PJSC ADR (Russia)[1]	1,909
189,700	United Bank Ltd. (Pakistan)	215
		17,529
BEVERAGES—0.8%
86,100	Wuliangye Yibin Co. Ltd. (China)	598
BIOTECHNOLOGY—0.2%
181,774	Ascletis Pharma Inc. (China)*,2	133
CHEMICALS—0.8%
194,177	Alpek SAB de CV (Mexico)*	258
23,364	PhosAgro PJSC GDR (Russia)[3]	305
2,684,000	Tianhe Chemicals Group Ltd. (China)*,2	— [x]
		563
CONSTRUCTION & ENGINEERING—1.3%
1,054,000	China Railway Group Ltd. (China)	942
CONSTRUCTION MATERIALS—4.2%
142,500	Anhui Conch Cement Co. Ltd. (China)	739
149,348	Cemex SAB de CV ADR (Mexico)*,1	753
1,140,000	China National Building Material Co. Ltd. (China)	820
1,007,100	Semen Indonesia Persero TBK PT (Indonesia)	597
435,100	West China Cement Ltd. (China)*	64
		2,973
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.8%
238,200	Hon Hai Precision Industry Co. Ltd. (Taiwan)*	606
ENERGY EQUIPMENT & SERVICES—1.3%
1,004,000	China Oilfield Services Ltd. (China)	937
FOOD & STAPLES RETAILING—1.0%
61,411	Shoprite Holdings Ltd. (South Africa)	750
FOOD PRODUCTS—4.5%
140,723	BRF SA ADR (Brazil)*,1	833
1,372,300	Charoen Pokphand Foods PCL (Thailand)	1,046
39,285	Gruma SAB de CV (Mexico)	411
1,285,000	Want Want China Holdings Ltd. (China)*	919
		3,209
HEALTH CARE PROVIDERS & SERVICES—1.3%
196,800	Sinopharm Group Co. Ltd. (China)	953
COMMON STOCKS—Continued
Shares		Value
HOTELS, RESTAURANTS & LEISURE—4.2%
93,075	China International Travel Service Corp. Ltd. (China)	$ 721
46,481	CVC Brasil Operadora e Agencia de Viagens SA (Brazil)	707
127,000	Galaxy Entertainment Group Ltd. (China)*	689
23,438	Yum China Holdings Inc. (China)	846
		2,963
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—1.5%
1,024,400	China Longyuan Power Group Corp. Ltd. (China)	780
1,300,800	Datang International Power Generation Co. Ltd. (China)	291
		1,071
INSURANCE—2.9%
203,000	China Pacific Insurance Group Co. Ltd. (China)	758
138,000	Ping An Insurance Group Co. of China Ltd. (China)	1,305
		2,063
INTERACTIVE MEDIA & SERVICES—5.1%
74,400	Tencent Holdings Ltd. (China)	2,549
11,200	Weibo Corp. ADR (China)*,1	661
13,096	Yandex NV (Russia)*	394
		3,604
INTERNET & DIRECT MARKETING RETAIL—0.8%
16,334	Ctrip.com International Ltd. ADR (China)*,1	544
IT SERVICES—1.1%
83,316	Infosys Ltd. ADR (India)[1]	789
MACHINERY—1.3%
148,688	Samsung Heavy Industries Co. Ltd. (South Korea)*	912
METALS & MINING—4.5%
107,919	AngloGold Ashanti Ltd. ADR (South Africa)[1]	1,015
266,714	Jiangxi Ganfeng Lithium Co. Ltd. (China)*,2	430
1,160,400	MMG Ltd. (China)*	437
376,269	Petra Diamonds Ltd. (South Africa)*	189
77,471	Vale SA ADR (Brazil)[1]	1,170
		3,241
OIL, GAS & CONSUMABLE FUELS—11.6%
407,500	China Shenhua Energy Co. Ltd. (China)	922
8,304	CNOOC Ltd. ADR (China)[1]	1,406
29,258	Lukoil PJSC ADR (Russia)[1]	2,181
135,281	Petroleo Brasileiro SA ADR (Brazil)*,1	2,005
64,612	Reliance Industries Ltd. (India)	925
3,641	S-Oil Corp. (South Korea)	397
165,000	Thai Oil PCL (Thailand)	422
		8,258
PERSONAL PRODUCTS—1.0%
5,090	Amorepacific Corp. (South Korea)	688
REAL ESTATE MANAGEMENT & DEVELOPMENT—2.0%
652,800	Guangzhou R&F Properties Co. Ltd. (China)	1,031
197,000	Shimao Property Holdings Ltd. (China)	388
		1,419
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—7.4%
4,700	NXP Semiconductors NV (China)	352
94,254	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)[1]	3,591
3,503,000	United Microelectronics Corp. (Taiwan)	1,335
		5,278

44

Harbor Emerging Markets Equity Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
SPECIALTY RETAIL—2.0%
63,946	Foschini Group Ltd. (South Africa)	$ 700
109,765	Petrobras Distribuidora SA (Brazil)*	707
		1,407
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—7.1%
134,601	Samsung Electronics Co. Ltd. (South Korea)	5,039
THRIFTS & MORTGAGE FINANCE—0.8%
53,922	Indiabulls Housing Finance Ltd. (India)	606
WIRELESS TELECOMMUNICATION SERVICES—0.1%
1,768,430	Sarana Menara Nusantara TBK PT (Indonesia)*	56
TOTAL COMMON STOCKS
(Cost $71,063)		69,085

PARTICIPATION (EQUITY LINKED) NOTES—0.1%
(Cost $94)
Principal Amount
BANKS—0.1%
	United Bank Ltd. (Pakistan)*,2
$57,045	$0.01––06/19/2019	65
TOTAL INVESTMENTS—97.0%
(Cost $71,157)		69,150
CASH AND OTHER ASSETS, LESS LIABILITIES—3.0%		2,130
TOTAL NET ASSETS—100.0%		$71,280
45

Harbor Emerging Markets Equity Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2018 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ 1,015	$ 1,639	$—	$ 2,654
Europe	394	5,938	—	6,332
Latin America	11,361	—	—	11,361
Middle East/Central Asia	3,120	1,746	—	4,866
Pacific Basin	7,830	36,042	—	43,872
Participation (Equity Linked) Notes
Middle East/Central Asia	—	65	—	65
Total Investments in Securities	$23,720	$45,430	$—	$69,150
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2018.
Valuation Description	Balance Beginning as of 11/01/2017 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2018 (000s)
Common Stocks	$151	$—	$—	$—	$—	$(151)	$—	$—	$—
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2018 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Common Stocks
Tianhe Chemicals Group Ltd. (China)*	$—	Market Approach	Estimated Recovery Value	HKD 0.00

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2018, the aggregate value of these securities was $874 or 1% of net assets.
3	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking institutions. Country specific examples of this type of depositary receipt, if any, are denoted using different abbreviations. SADR after the name of a holding stands for South African Depositary Receipts representing ownership of South African securities listed on the Johannesburg Stock Exchange. SDR after the name of a holding stands for Swedish Depository Receipts representing ownership of foreign securities in Sweden. NVDR after the name of a holding stands for Non-Voting Depositary Receipts representing ownership of a listed security in the Stock Exchange of Thailand.
w	Amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:

	Valuation Description	Unrealized Gain/(Loss) as of 10/31/2018 (000s)
	Common Stocks	$(512)
x	Fair valued in accordance with Harbor Funds Valuation Procedures.
HKD	Hong Kong Dollar
The accompanying notes are an integral part of the Financial Statements.
46

Harbor International & Global Funds
StatementS of Assets and Liabilities—October 31, 2018

(All amounts in thousands, except per share amounts)
	Harbor International Fund	Harbor Diversified International All Cap Fund	Harbor International Growth Fund	Harbor International Small Cap Fund	Harbor Global Leaders Fund	Harbor Emerging Markets Equity Fund
ASSETS
Investments, at identified cost	$12,473,363	$710,853	$533,584	$58,026	$44,568	$71,157
Investments, at value(Including securities loaned of $0, $2,664, $11,583, $0, $1,185 and $0)	$11,579,511	$657,371	$527,493	$56,243	$54,778	$69,150
Cash	326,116	16,610	9,431	3,114	426	1,993
Foreign currency, at value (cost: $7,152, $2,006, $256, $594, $0 and $25)	7,140	2,003	254	591	—	25
Receivables for:
Investments sold	379,910	3,664	—	291	—	151
Foreign currency spot contracts	41	5	—	—	—	—
Capital shares sold	2,441	359	702	1	34	1
Dividends	45,649	1,447	864	181	32	54
Interest	10	3	2	2	—	1
Securities lending income	—	1	2	—	—	—
Purchased options, at value (cost: $11,073, $3, $0, $0, $0 and $0)	208	2	—	—	—	—
Withholding tax	46,779	300	340	32	22	—
Prepaid registration fees	28	34	23	1	1	26
Other assets	5,354	284	83	12	7	33
Total Assets	12,393,187	682,083	539,194	60,468	55,300	71,434
LIABILITIES
Payables for:
Investments purchased	30,965	8,589	—	883	—	—
Foreign currency spot contracts	6	—	—	—	—	—
Capital shares reacquired	76,547	338	100	2	30	45
Collateral for securities loaned	—	2,785	12,218	—	1,260	—
Accrued expenses:
Management fees	8,605	390	345	43	35	56
12b-1 fees	238	2	7	—	3	—
Transfer agent fees	857	21	35	2	5	4
Trustees' fees and expenses	3,558	16	70	2	3	3
Other	6,184	226	138	37	17	46
Total Liabilities	126,960	12,367	12,913	969	1,353	154
NET ASSETS	$12,266,227	$669,716	$526,281	$59,499	$53,947	$71,280
Net Assets Consist of:
Paid-in capital	$ 8,470,149	$708,173	$538,025	$59,126	$42,556	$74,792
Total distributable earnings/(loss)	3,796,078	(38,457)	(11,744)	373	11,391	(3,512)
	$12,266,227	$669,716	$526,281	$59,499	$53,947	$71,280
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$ 8,577,147	$238,470	$399,911	$50,358	$33,574	$58,271
Shares of beneficial interest[1]	147,108	22,906	29,220	4,069	1,317	6,087
Net asset value per share[2]	$ 58.31	$ 10.41	$ 13.69	$ 12.37	$ 25.49	$ 9.57
Retirement Class
Net assets	$ 2,703,360	$420,056	$ 93,815	$ 8,213	$ 6,846	$12,146
Shares of beneficial interest[1]	46,364	40,353	6,848	663	268	1,269
Net asset value per share[2]	$ 58.31	$ 10.41	$ 13.70	$ 12.38	$ 25.52	$ 9.57
Administrative Class
Net assets	$ 90,009	$ 5,734	$ 330	$ 309	$ 1,111	$ 249
Shares of beneficial interest[1]	1,550	552	24	25	44	26
Net asset value per share[2]	$ 58.08	$ 10.39	$ 13.66	$ 12.34	$ 25.06	$ 9.55
Investor Class
Net assets	$ 895,711	$ 5,456	$ 32,225	$ 619	$12,416	$ 614
Shares of beneficial interest[1]	15,534	528	2,373	50	502	64
Net asset value per share[2]	$ 57.66	$ 10.33	$ 13.58	$ 12.34	$ 24.76	$ 9.53

1	Par value $0.01 (unlimited authorizations)
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
The accompanying notes are an integral part of the Financial Statements.

47

Harbor International & Global Funds
StatementS of Operations—Year Ended October 31, 2018

(All amounts in thousands)
	Harbor International Fund	Harbor Diversified International All Cap Fund	Harbor International Growth Fund	Harbor International Small Cap Fund	Harbor Global Leaders Fund	Harbor Emerging Markets Equity Fund
Investment Income
Dividends	$ 621,865	$ 14,962	$ 9,837	$ 1,281	$ 512	$ 1,724
Interest	5,648	39	29	10	2	5
Net securities lending income	5,062	43	72	5	—	—
Foreign taxes withheld	(53,087)	(1,259)	(858)	(113)	(32)	(200)
Total Investment Income	579,488	13,785	9,080	1,183	482	1,529
Operating Expenses
Management fees	176,426	4,000	3,947	499	391	598
12b-1 fees:
Administrative Class	671	11	1	1	3	1
Investor Class	3,615	14	77	2	31	2
Shareholder communications	78	23	28	6	6	4
Custodian fees	5,608	593	122	44	17	87
Transfer agent fees:
Institutional Class	17,302	203	367	41	29	50
Retirement Class	436	30	9	1	1	1
Administrative Class	242	4	—	—	1	—
Investor Class	3,036	12	65	2	26	2
Professional fees	1,110	60	26	7	14	25
Trustees' fees and expenses	832	18	18	2	2	2
Registration fees	181	68	62	58	59	61
Miscellaneous	312	11	12	6	8	8
Total expenses	209,849	5,047	4,734	669	588	841
Management fees waived	(23,301)	(507)	—	—	—	—
Transfer agent fees waived	(1,648)	(19)	(34)	(4)	(3)	(4)
Other expenses reimbursed	—	(357)	(181)	(113)	(71)	(114)
Custodian fees reductions	(44)	(1)	—	—	—	—
Net expenses	184,856	4,163	4,519	552	514	723
Net Investment Income/(Loss)	394,632	9,622	4,561	631	(32)	806
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments(net of foreign capital gains tax: $0,$8,$2,$0,$0 and $12)	8,207,879	15,295	(7,450)	2,152	1,456	4,514
Foreign currency transactions	(14,768)	(57)	(97)	(16)	(4)	(43)
Purchased options	(3,370)	—	—	43	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(10,160,911)	(89,177)	(72,953)	(9,301)	2,965	(13,286)
Purchased options	(7,430)	(8)	—	—	—	—
Translations of assets and liabilities in foreign currencies	(622)	(7)	2	(1)	—	(1)
Net gain/(loss) on investment transactions	(1,979,222)	(73,954)	(80,498)	(7,123)	4,417	(8,816)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$ (1,584,590)	$(64,332)	$(75,937)	$(6,492)	$4,385	$ (8,010)
The accompanying notes are an integral part of the Financial Statements.

48

Harbor International & Global Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor International Fund		Harbor Diversified International All Cap Fund		Harbor International Growth Fund
	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$ 394,632	$ 507,821	$ 9,622	$ 3,530	$ 4,561	$ 3,122
Net realized gain/(loss) on investments	8,189,741	1,958,450	15,238	12,594	(7,547)	7,604
Change in net unrealized appreciation/(depreciation) of investments	(10,168,963)	3,304,314	(89,192)	30,614	(72,951)	63,001
Net increase/(decrease) in assets resulting from operations	(1,584,590)	5,770,585	(64,332)	46,738	(75,937)	73,727
Distributions to Shareholders[a]
Institutional Class	(1,460,339)	—	(7,178)	—	(3,975)	—
Retirement Class	(301,911)	—	(7,408)	—	(483)	—
Administrative Class	(18,715)	—	(10)	—	(4)	—
Investor Class	(97,976)	—	(170)	—	(105)	—
Net investment income:
Institutional Class	N/A	(621,061)	N/A	(2,150)	N/A	(3,507)
Retirement Class	N/A	(16,825)	N/A	(24)	N/A	(32)
Administrative Class	N/A	(7,902)	N/A	(3)	N/A	(3)
Investor Class	N/A	(31,061)	N/A	(23)	N/A	(119)
Net realized gain on investments:
Institutional Class	N/A	—	N/A	—	N/A	—
Retirement Class	N/A	—	N/A	—	N/A	—
Administrative Class	N/A	—	N/A	—	N/A	—
Investor Class	N/A	—	N/A	—	N/A	—
Total distributions to shareholders	(1,878,941)	(676,849)	(14,766)	(2,200)	(4,567)	(3,661)
Net Increase/(Decrease) Derived from Capital Share Transactions	(16,526,349)	(9,478,305)	425,394	126,258	204,499	38,423
Net increase/(decrease) in net assets	(19,989,880)	(4,384,569)	346,296	170,796	123,995	108,489
Net Assets
Beginning of period	32,256,107	36,640,676	323,420	152,624	402,286	293,797
End of period*	$ 12,266,227	$32,256,107	$669,716	$323,420	$526,281	$402,286
*,a Includes accumulated undistributed net investment income/(loss) of:	N/A	$ 255,234	N/A	$ 2,412	N/A	$ 2,739

a	The presentation of Distributions to Shareholders and accumulated undistributed net investment income/(loss) have been updated to reflect the changes prescribed in amendments to Regulation S-X as disclosed in New Accounting Pronouncements in Note 2 to the Financial Statements. There is no impact to October 31, 2017 presentation.
The accompanying notes are an integral part of the Financial Statements.

49

Harbor International Small Cap Fund		Harbor Global Leaders Fund		Harbor Emerging Markets Equity Fund
November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017

$ 631	$ 205	$ (32)	$ 22	$ 806	$ 558
2,179	797	1,452	6,966	4,471	2,343
(9,302)	6,183	2,965	1,807	(13,287)	8,546
(6,492)	7,185	4,385	8,795	(8,010)	11,447

(536)	—	(2,548)	—	(499)	—
(169)	—	(395)	—	(46)	—
(4)	—	(102)	—	(2)	—
(6)	—	(1,035)	—	(4)	—

N/A	(197)	N/A	—	N/A	(397)
N/A	(7)	N/A	—	N/A	(16)
N/A	(2)	N/A	—	N/A	(2)
N/A	(2)	N/A	—	N/A	(4)

N/A	—	N/A	—	N/A	—
N/A	—	N/A	—	N/A	—
N/A	—	N/A	—	N/A	—
N/A	—	N/A	—	N/A	—
(715)	(208)	(4,080)	–	(551)	(419)
19,306	21,735	7,664	(1,913)	22,785	7,604
12,099	28,712	7,969	6,882	14,224	18,632

47,400	18,688	45,978	39,096	57,056	38,424
$59,499	$47,400	$53,947	$45,978	$ 71,280	$57,056
N/A	$ 149	N/A	$ 15	N/A	$ 414
50

Harbor International & Global Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor International Fund		Harbor Diversified International All Cap Fund		Harbor International Growth Fund
	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$ 1,638,830	$ 3,763,185	$ 204,761	$ 174,975	$163,918	$ 71,320
Reinvested distributions	1,264,571	537,811	7,160	2,114	3,876	3,417
Cost of shares reacquired	(19,210,292)	(14,157,214)	(170,087)	(141,031)	(69,370)	(53,734)
Cost of shares reacquired through redemption in-kind	—	(451,183)	—	—	—	—
Net increase/(decrease) in net assets	$(16,306,891)	$(10,307,401)	$ 41,834	$ 36,058	$ 98,424	$ 21,003
Retirement Class
Net proceeds from sale of shares	$ 3,779,787	$ 2,467,439	$ 442,635	$ 87,798	$ 91,332	$ 20,877
Reinvested distributions	289,406	16,825	7,256	23	483	32
Cost of shares reacquired	(3,327,599)	(795,107)	(73,305)	(1,773)	(8,663)	(2,156)
Net increase/(decrease) in net assets	$ 741,594	$ 1,689,157	$ 376,586	$ 86,048	$ 83,152	$ 18,753
Administrative Class
Net proceeds from sale of shares	$ 80,793	$ 141,969	$ 6,598	$ 10	$ 117	$ 480
Reinvested distributions	18,354	7,713	10	3	4	3
Cost of shares reacquired	(368,808)	(327,979)	(592)	—	(205)	(431)
Net increase/(decrease) in net assets	$ (269,661)	$ (178,297)	$ 6,016	$ 13	$ (84)	$ 52
Investor Class
Net proceeds from sale of shares	$ 125,886	$ 230,111	$ 1,632	$ 4,689	$ 31,908	$ 2,335
Reinvested distributions	96,300	30,486	169	23	103	117
Cost of shares reacquired	(913,577)	(942,361)	(843)	(574)	(9,004)	(3,837)
Net increase/(decrease) in net assets	$ (691,391)	$ (681,764)	$ 958	$ 4,138	$ 23,007	$ (1,385)
The accompanying notes are an integral part of the Financial Statements.

51

Harbor International Small Cap Fund		Harbor Global Leaders Fund		Harbor Emerging Markets Equity Fund
November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017

$19,220	$16,678	$ 5,826	$ 2,658	$22,433	$12,422
536	197	2,455	—	498	397
(2,166)	(1,932)	(4,003)	(5,092)	(9,292)	(7,659)
—	—	—	—	—	—
$17,590	$14,943	$ 4,278	$(2,434)	$13,639	$ 5,160

$ 7,003	$ 6,743	$ 2,712	$ 2,512	$ 9,727	$ 2,375
169	7	395	—	46	15
(5,596)	(123)	(670)	(396)	(641)	(23)
$ 1,576	$ 6,627	$ 2,437	$ 2,116	$ 9,132	$ 2,367

$ —	$ 27	$ 105	$ 142	$ 404	$ —
4	2	102	—	2	2
(29)	—	(312)	(450)	(378)	—
$ (25)	$ 29	$ (105)	$ (308)	$ 28	$ 2

$ 309	$ 135	$ 2,754	$ 2,647	$ 733	$ 637
6	2	1,035	—	4	4
(150)	(1)	(2,735)	(3,934)	(751)	(566)
$ 165	$ 136	$ 1,054	$(1,287)	$ (14)	$ 75
52

Harbor International & Global Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)
	Harbor International Fund		Harbor Diversified International All Cap Fund		Harbor International Growth Fund
	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017
SHARES
Institutional Class
Shares sold	24,128	58,718	17,970	16,414	10,292	5,171
Shares issued due to reinvestment of distributions	18,841	9,241	626	220	248	282
Shares reacquired	(287,896)	(219,793)	(14,819)	(12,889)	(4,389)	(3,920)
Shares reacquired through redemption in-kind	—	(6,735)	—	—	—	—
Net increase/(decrease) in shares outstanding	(244,927)	(158,569)	3,777	3,745	6,151	1,533
Beginning of period	392,035	550,604	19,129	15,384	23,069	21,536
End of period	147,108	392,035	22,906	19,129	29,220	23,069
Retirement Class
Shares sold	54,607	37,073	38,235	7,818	5,787	1,542
Shares issued due to reinvestment of distributions	4,314	289	635	2	31	2
Shares reacquired	(50,569)	(11,616)	(6,359)	(161)	(553)	(144)
Net increase/(decrease) in shares outstanding	8,352	25,746	32,511	7,659	5,265	1,400
Beginning of period	38,012	12,266	7,842	183	1,583	183
End of period	46,364	38,012	40,353	7,842	6,848	1,583
Administrative Class
Shares sold	1,212	2,183	576	1	7	34
Shares issued due to reinvestment of distributions	274	133	1	—	—	—
Shares reacquired	(5,665)	(5,098)	(51)	—	(13)	(30)
Net increase/(decrease) in shares outstanding	(4,179)	(2,782)	526	1	(6)	4
Beginning of period	5,729	8,511	26	25	30	26
End of period	1,550	5,729	552	26	24	30
Investor Class
Shares sold	1,886	3,644	143	462	1,982	169
Shares issued due to reinvestment of distributions	1,446	528	15	3	7	10
Shares reacquired	(13,807)	(14,877)	(74)	(55)	(574)	(274)
Net increase/(decrease) in shares outstanding	(10,475)	(10,705)	84	410	1,415	(95)
Beginning of period	26,009	36,714	444	34	958	1,053
End of period	15,534	26,009	528	444	2,373	958
The accompanying notes are an integral part of the Financial Statements.

53

Harbor International Small Cap Fund		Harbor Global Leaders Fund		Harbor Emerging Markets Equity Fund
November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017

1,394	1,303	223	120	2,127	1,328
38	19	101	—	47	48
(156)	(155)	(154)	(228)	(875)	(823)
—	—	—	—	—	—
1,276	1,167	170	(108)	1,299	553
2,793	1,626	1,147	1,255	4,788	4,235
4,069	2,793	1,317	1,147	6,087	4,788

502	504	105	106	934	237
12	1	16	—	4	2
(403)	(11)	(26)	(17)	(60)	(3)
111	494	95	89	878	236
552	58	173	84	391	155
663	552	268	173	1,269	391

—	2	4	6	35	—
—	—	4	—	—	—
(2)	—	(12)	(20)	(34)	—
(2)	2	(4)	(14)	1	—
27	25	48	62	25	25
25	27	44	48	26	25

22	12	109	111	65	64
—	—	44	—	—	1
(11)	—	(111)	(187)	(66)	(56)
11	12	42	(76)	(1)	9
39	27	460	536	65	56
50	39	502	460	64	65
54

Harbor International & Global Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR INTERNATIONAL FUND
	Institutional Class
Year Ended October 31,	2018 [k]	2017	2016	2015	2014
Net asset value beginning of period	$ 69.90	$ 60.30	$ 65.67	$ 68.09	$ 70.79
Income from Investment Operations
Net investment income/(loss)[a]	1.04 [e]	0.97 [e]	0.99 [e]	1.22 [e]	1.25
Net realized and unrealized gains/(losses) on investments	(8.39)	9.79	(3.51)	(2.22)	(2.45)
Total from investment operations	(7.35)	10.76	(2.52)	(1.00)	(1.20)
Less Distributions
Dividends from net investment income	(1.24)	(1.16)	(1.08)	(1.42)	(1.50)
Distributions from net realized capital gains	(3.00)	—	(1.77)	—	—
Total distributions	(4.24)	(1.16)	(2.85)	(1.42)	(1.50)
Net asset value end of period	58.31	69.90	60.30	65.67	68.09
Net assets end of period (000s)	$8,577,147	$27,401,853	$33,201,899	$41,195,827	$43,385,100
Ratios and Supplemental Data (%)
Total return[b]	(11.31)%	18.24%	(3.74)%	(1.48)%	(1.69)%
Ratio of total expenses to average net assets^	0.82	0.81	0.79	0.76	0.76
Ratio of net expenses to average net assets[a]	0.72	0.80	0.77	0.74	0.73
Ratio of net investment income to average net assets[a]	1.53	1.51	1.66	1.80	1.78
Portfolio turnover	64	13	14	25	11

	Administrative Class
Year Ended October 31,	2018 [k]	2017	2016	2015	2014
Net asset value beginning of period	$ 69.57	$ 59.99	$ 65.32	$ 67.48	$ 70.18
Income from Investment Operations
Net investment income/(loss)[a]	0.88 [e]	0.79 [e]	0.79 [e]	1.04 [e]	1.91 [i]
Net realized and unrealized gains/(losses) on investments	(8.37)	9.77	(3.44)	(2.20)	(3.27)
Total from investment operations	(7.49)	10.56	(2.65)	(1.16)	(1.36)
Less Distributions
Dividends from net investment income	(1.00)	(0.98)	(0.91)	(1.00)	(1.34)
Distributions from net realized capital gains	(3.00)	—	(1.77)	—	—
Total distributions	(4.00)	(0.98)	(2.68)	(1.00)	(1.34)
Net asset value end of period	58.08	69.57	59.99	65.32	67.48
Net assets end of period (000s)	$ 90,009	$ 398,584	$ 510,575	$ 831,967	$ 961,478
Ratios and Supplemental Data (%)
Total return[b]	(11.53)%	17.93%	(3.97)%	(1.73)%	(1.93)%
Ratio of total expenses to average net assets^	1.07	1.06	1.04	1.01	1.01
Ratio of net expenses to average net assets[a]	0.97	1.05	1.02	0.99	0.98
Ratio of net investment income to average net assets[a]	1.30	1.22	1.33	1.54	1.85
Portfolio turnover	64	13	14	25	11
See page 67 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

55

Retirement Class
2018 [k]	2017	2016 [f]
$ 69.91	$ 60.32	$ 57.14

1.21 [e]	0.94 [e]	0.68 [e]
(8.51)	9.85	2.50
(7.30)	10.79	3.18

(1.30)	(1.20)	—
(3.00)	—	—
(4.30)	(1.20)	—
58.31	69.91	60.32
$2,703,360	$2,657,442	$739,842

(11.24)%	18.30%	5.57% [c]
0.74	0.74	0.75 [d]
0.64	0.73	0.72 [d]
1.80	1.42	1.68 [d]
64	13	14

Investor Class
2018 [k]	2017	2016	2015	2014
$ 69.14	$ 59.61	$ 64.86	$ 67.23	$ 69.92

0.81 [e]	0.72 [e]	0.73 [e]	0.96 [e]	1.07
(8.33)	9.71	(3.43)	(2.19)	(2.51)
(7.52)	10.43	(2.70)	(1.23)	(1.44)

(0.96)	(0.90)	(0.78)	(1.14)	(1.25)
(3.00)	—	(1.77)	—	—
(3.96)	(0.90)	(2.55)	(1.14)	(1.25)
57.66	69.14	59.61	64.86	67.23
$895,711	$1,798,228	$2,188,360	$3,756,852	$4,786,270

(11.65)%	17.79%	(4.09)%	(1.84)%	(2.05)%
1.19	1.18	1.16	1.13	1.13
1.09	1.17	1.14	1.11	1.10
1.21	1.13	1.23	1.43	1.46
64	13	14	25	11
56

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
	Institutional Class
Year Ended October 31,	2018	2017	2016 [g]
Net asset value beginning of period	$ 11.79	$ 9.77	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.20 [e]	0.17 [e]	0.20 [e]
Net realized and unrealized gains/(losses) on investments	(1.18)	1.98	(0.42)
Total from investment operations	(0.98)	2.15	(0.22)
Less Distributions
Dividends from net investment income	(0.12)	(0.13)	(0.01)
Distributions from net realized capital gains	(0.28)	—	—
Total distributions	(0.40)	(0.13)	(0.01)
Net asset value end of period	10.41	11.79	9.77
Net assets end of period (000s)	$238,470	$225,473	$150,263
Ratios and Supplemental Data (%)
Total return[b]	(8.62)%	22.29%	(2.25)% [c]
Ratio of total expenses to average net assets^	0.98	1.07	1.22 [d]
Ratio of net expenses to average net assets[a]	0.82	0.85	0.85 [d]
Ratio of net investment income to average net assets[a]	1.72	1.59	2.13 [d]
Portfolio turnover	42	46	68 [c]

	Administrative Class
Year Ended October 31,	2018	2017	2016 [g]
Net asset value beginning of period	$ 11.76	$ 9.75	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.22 [e]	0.14 [e]	0.13 [e]
Net realized and unrealized gains/(losses) on investments	(1.22)	1.97	(0.38)
Total from investment operations	(1.00)	2.11	(0.25)
Less Distributions
Dividends from net investment income	(0.09)	(0.10)	— *
Distributions from net realized capital gains	(0.28)	—	—
Total distributions	(0.37)	(0.10)	— *
Net asset value end of period	10.39	11.76	9.75
Net assets end of period (000s)	$ 5,734	$ 310	$ 246
Ratios and Supplemental Data (%)
Total return[b]	(8.76)%	21.91%	(2.49)% [c]
Ratio of total expenses to average net assets^	1.23	1.32	1.46 [d]
Ratio of net expenses to average net assets[a]	1.06	1.10	1.10 [d]
Ratio of net investment income to average net assets[a]	1.96	1.29	1.39 [d]
Portfolio turnover	42	46	68 [c]
See page 67 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

57

Retirement Class
2018	2017	2016 [f]
$ 11.79	$ 9.77	$ 9.21

0.21 [e]	0.14 [e]	0.06 [e]
(1.19)	2.01	0.50
(0.98)	2.15	0.56

(0.12)	(0.13)	—
(0.28)	—	—
(0.40)	(0.13)	—
10.41	11.79	9.77
$420,056	$92,442	$1,786

(8.55)%	22.35%	6.08% [c]
0.90	0.99	1.17 [d]
0.74	0.77	0.80 [d]
1.87	1.27	0.97 [d]
42	46	68 [c]

Investor Class
2018	2017	2016 [g]
$ 11.71	$ 9.74	$10.00

0.15 [e]	0.14 [e]	0.12 [e]
(1.17)	1.96	(0.38)
(1.02)	2.10	(0.26)

(0.08)	(0.13)	—
(0.28)	—	—
(0.36)	(0.13)	—
10.33	11.71	9.74
$ 5,456	$ 5,195	$ 329

(8.93)%	21.82%	(2.60)% [c]
1.35	1.44	1.59 [d]
1.19	1.22	1.22 [d]
1.34	1.31	1.28 [d]
42	46	68 [c]
58

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR INTERNATIONAL GROWTH FUND
	Institutional Class
Year Ended October 31,	2018	2017	2016	2015	2014
Net asset value beginning of period	$ 15.69	$ 12.89	$ 12.71	$ 12.75	$ 13.01
Income from Investment Operations
Net investment income/(loss)[a]	0.13 [e]	0.13 [e]	0.17 [e]	0.15 [e]	0.16
Net realized and unrealized gains/(losses) on investments	(1.95)	2.84	0.14	— *	(0.23)
Total from investment operations	(1.82)	2.97	0.31	0.15	(0.07)
Less Distributions
Dividends from net investment income	(0.18)	(0.17)	(0.13)	(0.19)	(0.19)
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	(0.18)	(0.17)	(0.13)	(0.19)	(0.19)
Net asset value end of period	13.69	15.69	12.89	12.71	12.75
Net assets end of period (000s)	$399,911	$362,035	$277,638	$254,461	$196,062
Ratios and Supplemental Data (%)
Total return[b]	(11.75)%	23.38%	2.46%	1.22%	(0.54)%
Ratio of total expenses to average net assets^	0.89	0.91	0.90	0.89	0.88
Ratio of net expenses to average net assets[a]	0.85	0.85	0.85	0.85	0.85
Ratio of net investment income to average net assets[a]	0.84	0.92	1.36	1.19	1.23
Portfolio turnover	17	13	19	20	30

	Administrative Class
Year Ended October 31,	2018	2017	2016	2015	2014
Net asset value beginning of period	$ 15.67	$ 12.87	$ 12.63	$ 12.66	$ 12.93
Income from Investment Operations
Net investment income/(loss)[a]	0.08 [e]	0.09 [e]	0.16 [e]	0.15 [e]	(0.08)
Net realized and unrealized gains/(losses) on investments	(1.95)	2.84	0.12	(0.03)	(0.03)
Total from investment operations	(1.87)	2.93	0.28	0.12	(0.11)
Less Distributions
Dividends from net investment income	(0.14)	(0.13)	(0.04)	(0.15)	(0.16)
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	(0.14)	(0.13)	(0.04)	(0.15)	(0.16)
Net asset value end of period	13.66	15.67	12.87	12.63	12.66
Net assets end of period (000s)	$ 330	$ 466	$ 333	$ 329	$ 675
Ratios and Supplemental Data (%)
Total return[b]	(12.03)%	23.08%	2.21%	0.96%	(0.83)%
Ratio of total expenses to average net assets^	1.14	1.16	1.15	1.14	1.13
Ratio of net expenses to average net assets[a]	1.10	1.10	1.10	1.10	1.10
Ratio of net investment income to average net assets[a]	0.51	0.66	1.25	1.20	1.08
Portfolio turnover	17	13	19	20	30
See page 67 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

59

Retirement Class
2018	2017	2016 [f]
$ 15.71	$ 12.90	$11.76

0.17 [e]	0.17 [e]	0.09 [e]
(1.99)	2.81	1.05
(1.82)	2.98	1.14

(0.19)	(0.17)	—
—	—	—
(0.19)	(0.17)	—
13.70	15.71	12.90
$93,815	$24,872	$2,360

(11.74)%	23.52%	9.69% [c]
0.81	0.84	0.86 [d]
0.77	0.77	0.80 [d]
1.07	1.19	1.06 [d]
17	13	19

Investor Class
2018	2017	2016	2015	2014
$ 15.57	$ 12.79	$ 12.60	$ 12.64	$ 12.89

0.11 [e]	0.07 [e]	0.12 [e]	0.10 [e]	— *
(1.98)	2.82	0.15	— *	(0.11)
(1.87)	2.89	0.27	0.10	(0.11)

(0.12)	(0.11)	(0.08)	(0.14)	(0.14)
—	—	—	—	—
(0.12)	(0.11)	(0.08)	(0.14)	(0.14)
13.58	15.57	12.79	12.60	12.64
$32,225	$14,913	$13,466	$15,978	$17,429

(12.12)%	22.89%	2.15%	0.81%	(0.85)%
1.26	1.28	1.27	1.26	1.25
1.22	1.22	1.22	1.22	1.22
0.69	0.54	0.99	0.79	0.87
17	13	19	20	30
60

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR INTERNATIONAL SMALL CAP FUND
	Institutional Class
Year Ended October 31,	2018	2017	2016 [h]
Net asset value beginning of period	$ 13.90	$ 10.77	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.15 [e]	0.10 [e]	0.11 [e]
Net realized and unrealized gains/(losses) on investments	(1.50)	3.15	0.66
Total from investment operations	(1.35)	3.25	0.77
Less Distributions
Dividends from net investment income	(0.08)	(0.12)	—
Distributions from net realized capital gains	(0.10)	—	—
Total distributions	(0.18)	(0.12)	—
Net asset value end of period	12.37	13.90	10.77
Net assets end of period (000s)	$50,358	$38,818	$17,509
Ratios and Supplemental Data (%)
Total return[b]	(9.83)%	30.59%	7.70% [c]
Ratio of total expenses to average net assets^	1.15	1.42	2.55 [d]
Ratio of net expenses to average net assets[a]	0.95	0.95	0.95 [d]
Ratio of net investment income to average net assets[a]	1.05	0.81	1.40 [d]
Portfolio turnover	53	44	35 [c]

	Administrative Class
Year Ended October 31,	2018	2017	2016 [h]
Net asset value beginning of period	$ 13.87	$ 10.75	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.11 [e]	0.07 [e]	0.09 [e]
Net realized and unrealized gains/(losses) on investments	(1.49)	3.15	0.66
Total from investment operations	(1.38)	3.22	0.75
Less Distributions
Dividends from net investment income	(0.05)	(0.10)	—
Distributions from net realized capital gains	(0.10)	—	—
Total distributions	(0.15)	(0.10)	—
Net asset value end of period	12.34	13.87	10.75
Net assets end of period (000s)	$ 309	$ 371	$ 263
Ratios and Supplemental Data (%)
Total return[b]	(10.06)%	30.25%	7.50% [c]
Ratio of total expenses to average net assets^	1.40	1.67	2.80 [d]
Ratio of net expenses to average net assets[a]	1.20	1.20	1.20 [d]
Ratio of net investment income to average net assets[a]	0.76	0.59	1.16 [d]
Portfolio turnover	53	44	35 [c]
See page 67 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

61

Retirement Class
2018	2017	2016 [h]
$13.90	$10.77	$10.00

0.17 [e]	0.08 [e]	0.06 [e]
(1.50)	3.18	0.71
(1.33)	3.26	0.77

(0.09)	(0.13)	—
(0.10)	—	—
(0.19)	(0.13)	—
12.38	13.90	10.77
$8,213	$7,671	$ 629

(9.71)%	30.67%	7.70% [c]
1.07	1.35	2.50 [d]
0.87	0.87	0.90 [d]
1.19	0.60	0.73 [d]
53	44	35 [c]

Investor Class
2018	2017	2016 [h]
$ 13.86	$10.74	$10.00

0.10 [e]	0.06 [e]	0.10 [e]
(1.48)	3.14	0.64
(1.38)	3.20	0.74

(0.04)	(0.08)	—
(0.10)	—	—
(0.14)	(0.08)	—
12.34	13.86	10.74
$ 619	$ 540	$ 287

(10.08)%	30.10%	7.40% [c]
1.52	1.79	2.92 [d]
1.32	1.32	1.32 [d]
0.73	0.53	1.33 [d]
53	44	35 [c]
62

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR GLOBAL LEADERS FUND
	Institutional Class
Year Ended October 31,	2018	2017 [j]	2016	2015	2014
Net asset value beginning of period	$ 25.31	$ 20.29	$ 21.83	$ 23.79	$ 23.78
Income from Investment Operations
Net investment income/(loss)[a]	0.01 [e]	0.03 [e]	0.01 [e]	(0.01) [e]	0.05
Net realized and unrealized gains/(losses) on investments	2.38	4.99	(0.83)	0.65	2.18
Total from investment operations	2.39	5.02	(0.82)	0.64	2.23
Less Distributions
Dividends from net investment income	(0.01)	—	—	(0.03)	(0.07)
Distributions from net realized capital gains	(2.20)	—	(0.72)	(2.57)	(2.15)
Total distributions	(2.21)	—	(0.72)	(2.60)	(2.22)
Net asset value end of period	25.49	25.31	20.29	21.83	23.79
Net assets end of period (000s)	$33,574	$29,034	$25,471	$34,402	$26,601
Ratios and Supplemental Data (%)
Total return[b]	9.90%	24.74%	(3.90)%	2.97%	10.08%
Ratio of total expenses to average net assets^	1.04	1.21	1.04	1.01	1.08
Ratio of net expenses to average net assets[a]	0.90	0.90	0.90	0.90	0.90
Ratio of net investment income to average net assets[a]	0.03	0.14	0.04	(0.06)	0.22
Portfolio turnover	20	123	76	106	141

	Administrative Class
Year Ended October 31,	2018	2017 [j]	2016	2015	2014
Net asset value beginning of period	$ 24.97	$ 20.06	$ 21.65	$ 23.63	$ 23.65
Income from Investment Operations
Net investment income/(loss)[a]	(0.05) [e]	(0.04) [e]	(0.05) [e]	(0.07) [e]	0.01
Net realized and unrealized gains/(losses) on investments	2.34	4.95	(0.82)	0.66	2.14
Total from investment operations	2.29	4.91	(0.87)	0.59	2.15
Less Distributions
Dividends from net investment income	—	—	—	—	(0.02)
Distributions from net realized capital gains	(2.20)	—	(0.72)	(2.57)	(2.15)
Total distributions	(2.20)	—	(0.72)	(2.57)	(2.17)
Net asset value end of period	25.06	24.97	20.06	21.65	23.63
Net assets end of period (000s)	$ 1,111	$ 1,204	$ 1,253	$ 1,198	$ 802
Ratios and Supplemental Data (%)
Total return[b]	9.61%	24.48%	(4.17)%	2.74%	9.77%
Ratio of total expenses to average net assets^	1.29	1.46	1.29	1.26	1.33
Ratio of net expenses to average net assets[a]	1.15	1.15	1.15	1.15	1.15
Ratio of net investment income to average net assets[a]	(0.21)	(0.13)	(0.23)	(0.31)	(0.01)
Portfolio turnover	20	123	76	106	141
See page 67 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

63

Retirement Class
2018	2017 [j]	2016 [f]
$25.33	$20.29	$19.79

0.02 [e]	0.08 [e]	(0.03) [e]
2.40	4.96	0.53
2.42	5.04	0.50

(0.03)	—	—
(2.20)	—	—
(2.23)	—	—
25.52	25.33	20.29
$6,846	$4,376	$1,713

10.01%	24.84%	2.53% [c]
0.96	1.13	1.00 [d]
0.82	0.83	0.85 [d]
0.09	0.32	(0.18) [d]
20	123	76

Investor Class
2018	2017 [j]	2016	2015	2014
$ 24.72	$ 19.89	$ 21.49	$ 23.51	$23.54

(0.09) [e]	(0.06) [e]	(0.07) [e]	(0.10) [e]	(0.03)
2.33	4.89	(0.81)	0.65	2.15
2.24	4.83	(0.88)	0.55	2.12

—	—	—	—	— *
(2.20)	—	(0.72)	(2.57)	(2.15)
(2.20)	—	(0.72)	(2.57)	(2.15)
24.76	24.72	19.89	21.49	23.51
$12,416	$11,364	$10,659	$13,693	$8,584

9.50%	24.28%	(4.25)%	2.57%	9.68%
1.41	1.58	1.41	1.38	1.45
1.27	1.27	1.27	1.27	1.27
(0.35)	(0.25)	(0.35)	(0.44)	(0.17)
20	123	76	106	141
64

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR EMERGING MARKETS EQUITY FUND
	Institutional Class
Year Ended October 31,	2018	2017	2016	2015	2014
Net asset value beginning of period	$ 10.83	$ 8.59	$ 7.89	$ 10.05	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.14 [e]	0.11 [e]	0.07 [e]	0.08 [e]	0.05
Net realized and unrealized gains/(losses) on investments	(1.30)	2.22	0.71	(2.19)	— *
Total from investment operations	(1.16)	2.33	0.78	(2.11)	0.05
Less Distributions
Dividends from net investment income	(0.10)	(0.09)	(0.08)	(0.05)	—
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	(0.10)	(0.09)	(0.08)	(0.05)	—
Net asset value end of period	9.57	10.83	8.59	7.89	10.05
Net assets end of period (000s)	$58,271	$51,849	$36,390	$41,927	$27,294
Ratios and Supplemental Data (%)
Total return[b]	(10.77)%	27.54%	9.99%	(21.10)%	0.50%
Ratio of total expenses to average net assets^	1.34	1.43	1.49	1.47	2.34
Ratio of net expenses to average net assets[a]	1.15	1.15	1.15	1.17	1.25
Ratio of net investment income to average net assets[a]	1.28	1.13	0.93	0.90	0.78
Portfolio turnover	56	59	49	58	50

	Administrative Class
Year Ended October 31,	2018	2017	2016	2015	2014
Net asset value beginning of period	$ 10.80	$ 8.58	$ 7.87	$ 10.03	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.08 [e]	0.08 [e]	0.05 [e]	0.04 [e]	0.05
Net realized and unrealized gains/(losses) on investments	(1.25)	2.22	0.71	(2.18)	(0.02)
Total from investment operations	(1.17)	2.30	0.76	(2.14)	0.03
Less Distributions
Dividends from net investment income	(0.08)	(0.08)	(0.05)	(0.02)	—
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	(0.08)	(0.08)	(0.05)	(0.02)	—
Net asset value end of period	9.55	10.80	8.58	7.87	10.03
Net assets end of period (000s)	$ 249	$ 275	$ 217	$ 197	$ 250
Ratios and Supplemental Data (%)
Total return[b]	(10.91)%	27.04%	9.81%	(21.36)%	0.30%
Ratio of total expenses to average net assets^	1.59	1.68	1.74	1.72	2.59
Ratio of net expenses to average net assets[a]	1.40	1.40	1.40	1.43	1.50
Ratio of net investment income to average net assets[a]	0.77	0.85	0.69	0.49	0.47
Portfolio turnover	56	59	49	58	50
See page 67 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

65

Retirement Class
2018	2017	2016 [f]
$ 10.83	$ 8.59	$ 6.90

0.12 [e]	0.13 [e]	0.05 [e]
(1.27)	2.21	1.64
(1.15)	2.34	1.69

(0.11)	(0.10)	—
—	—	—
(0.11)	(0.10)	—
9.57	10.83	8.59
$12,146	$4,232	$1,335

(10.71)%	27.62%	24.49% [c]
1.26	1.35	1.45 [d]
1.07	1.08	1.10 [d]
1.16	1.32	0.95 [d]
56	59	49

Investor Class
2018	2017	2016	2015	2014
$ 10.78	$ 8.56	$ 7.85	$ 10.01	$10.00

0.09 [e]	0.07 [e]	0.05 [e]	0.04 [e]	0.03
(1.27)	2.22	0.70	(2.18)	(0.02)
(1.18)	2.29	0.75	(2.14)	0.01

(0.07)	(0.07)	(0.04)	(0.02)	—
—	—	—	—	—
(0.07)	(0.07)	(0.04)	(0.02)	—
9.53	10.78	8.56	7.85	10.01
$ 614	$ 700	$ 482	$ 406	$ 454

(11.03)%	27.00%	9.69%	(21.45)%	0.10%
1.71	1.80	1.86	1.84	2.71
1.52	1.52	1.52	1.55	1.62
0.82	0.75	0.69	0.40	0.45
56	59	49	58	50
66

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

*	Less than $0.01
^	Percentage does not reflect reduction for credit balance arrangements (see the “Custodian” section in Note 2 of the accompanying Notes to Financial Statements)
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized
d	Annualized
e	Amounts are based on average shares outstanding during the period.
f	For the period March 1, 2016 (inception) through October 31, 2016
g	For the period November 2, 2015 (inception) through October 31, 2016
h	For the period February 1, 2016 (inception) through October 31, 2016
i	The amount shown for a share outstanding does not correspond with the aggregate net investment income/(loss) for the period due to the timing of the sales and purchases of shares in relation to fluctuating market values of the investment of the Fund.
j	Effective March 1, 2017, the Board of Trustees appointed Sands Capital Management, LLC as subadviser to Harbor Global Leaders Fund.
k	Effective August 22, 2018, the Board of Trustees appointed Marathon Asset Management LLP as subadviser to Harbor International Fund.
The accompanying notes are an integral part of the Financial Statements.

67

Harbor International & Global Funds
Notes to Financial Statements—October 31, 2018

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of October 31, 2018, the Trust consists of 32 separate portfolios. The portfolios covered by this report are: Harbor International Fund, Harbor Diversified International All Cap Fund, Harbor International Growth Fund, Harbor International Small Cap Fund, Harbor Global Leaders Fund, and Harbor Emerging Markets Equity Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds currently offer four classes of shares, designated as Institutional Class, Retirement Class, Administrative Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights with respect to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The Trust’s valuation procedures permit the Funds to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, and convertible preferred stock), exchange-traded notes and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section.
Participation notes are valued at the last sale price of the underlying local shares on the national exchange on which they trade. Such securities are normally categorized as Level 2 in the fair value hierarchy.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.
68

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Over-the-counter (“OTC”) financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.
When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.
When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 in the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the fair value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.
If evaluated pricing through a third-party pricing vendor is not available or deemed not to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
69

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing securities are not necessarily indicative of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
For fair valuations using significant unobservable inputs, if any, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the year. A table that includes a categorization of investments into Levels 1, 2, or 3, and a summary of significant unobservable inputs used for Level 3 investments, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
Repurchase Agreements
In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to a Fund to close out the repurchase agreement. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by a Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), a Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, a Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to a Fund. A counterparty’s default may cause a Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
During the year, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities.
Options
An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). Purchased call options tend to increase a Fund’s exposure to the underlying instrument. Purchased put options tend to decrease a Fund’s exposure to the underlying instrument.
When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.
70

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
During the year, Harbor International Fund, Harbor Diversified International All Cap Fund, and Harbor International Small Cap Fund purchased option contracts to manage their exposure to equity prices.
Participation Notes
Participation notes are equity-linked securities which can be used to gain exposure to emerging markets. These instruments represent interests in securities listed on certain foreign exchanges and thus present similar risks to investing directly in such equity securities. These instruments are issued by a broker-dealer evidencing ownership of shares listed on a foreign stock exchange. Accordingly, the participation notes also expose investors to counterparty risk which is the risk that the entity issuing the note may not be able to honor its financial commitments. A Fund’s participation notes are not subject to any master netting agreements. Participation notes may be more volatile and less liquid than holding the underlying security directly. A Participation note is intended to reflect the performance of the underlying equity securities on a one-to-one basis. A Fund is entitled to receive dividends or other distributions paid on the underlying securities from the broker-dealer. A Fund however is not entitled to the same rights as an owner of the underlying securities, such as voting rights.
During the year, Harbor Emerging Markets Equity Fund invested in participation notes to gain exposure to certain foreign markets.
Foreign Currency Spot Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days.
The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in fair value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
During the year, each Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, when applicable, are translated into U.S. dollars based on the current exchange rates at year end.
Reported net realized gains and losses on foreign currency transactions, when applicable, represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities, when applicable, are included in the net realized and unrealized gain or loss on investments in the Statements of Operations.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities are amortized over the life of the respective securities using the effective yield method. Distributions from real estate investment trust securities are recorded as dividend income, and maybe reclassified as capital gains and/or return of capital, based on the information reported by the issuer, when available.
71

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/(loss) if the security has been disposed of by a Fund, or in unrealized gain/(loss) if the security is still held by a Fund.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Custodian
Each Fund has credit balance arrangements with its custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Fund generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the  respective Fund’s accompanying Statement of Operations.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Each Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2015–2017), including all positions expected to be taken upon filing the 2018 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds’ financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
72

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
New Accounting Pronouncements
In August 2018, the Securities and Exchange Commission (“SEC”) issued a final rule on Disclosure Update and Simplification (the “Rule”). The Rule contains amendments to certain financial statements presentation, particularly the presentation of components of net assets in the Statements of Assets and Liabilities and distributions on the Statements of Changes in Net Assets, and eliminates the requirement to disclose accumulated undistributed net investment income or loss on the Statements of Changes in Net Assets. These amendments are part of the SEC’s overall project to improve disclosure effectiveness and are intended to simplify compliance without significantly altering the total mix of information provided to investors. The amended rules are effective for interim and annual reports filed with the SEC on or after November 5, 2018 (the Rule effective date). As of October 31, 2018, the Funds have adopted this Rule.
In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which amends public and private company fair value disclosure requirements. The guidance is the result of the FASB’s test of the principles developed in its disclosure effectiveness project, which is designed to improve the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for all entities for fiscal years and interim periods within those fiscal years beginning after December 15, 2019, however, an entity is permitted to early adopt any removed or modified disclosure and delay adoption of the additional disclosures until their effective date. As of October 31, 2018, the Funds have early adopted ASU 2018-13.
Note 3—Investment Portfolio Transactions
Investment Portfolio Transactions
Purchases and sales of investments,  other than short-term securities, for each Fund for the year ended October 31, 2018 are as follows:
	Purchases (000s)	Sales (000s)
Harbor International Fund	$15,490,650	$33,350,337
Harbor Diversified International All Cap Fund	630,479	216,667
Harbor International Growth Fund	283,470	88,629
Harbor International Small Cap Fund	46,806	29,683
Harbor Global Leaders Fund	13,898	10,401
Harbor Emerging Markets Equity Fund	56,669	34,927
In-Kind Redemption Transactions
In accordance with the Trust’s prospectus, the Funds may distribute portfolio securities rather than cash as payment for a redemption of Fund shares. For financial reporting purposes, the Fund recognizes a gain or loss on the securities distributed related to the in-kind redemption. Such gains and losses on in-kind redemptions are not taxable to shareholders. For the year ended October 31, 2018, there were no in-kind redemptions by the Funds. For the year ended October 31, 2017, Harbor International Fund realized gains of $174,061,000 upon the disposition of portfolio securities in connection with an in-kind redemption of Fund shares.
Securities Lending
Each Fund may engage in securities lending, whereby a Fund lends its securities to financial institutions in order to increase its income. The Trust has engaged State Street Bank and Trust Company to act as its agent (the “Lending Agent”) with respect to the lending of portfolio securities of the Funds, pursuant to the terms and conditions of a Securities Lending Authorization Agreement (the “SLA Agreement”). Securities loans are required to be secured at all times during the term of the loan by collateral that is at least equal to the value of the loaned securities determined at the close of each business day. Collateral may consist of cash and/or securities issued by the U.S. Treasury or the Government National Mortgage Association. During the period, all such collateral consisted of cash. Any additional collateral that may be required to secure a loan is delivered to the Fund on the next business day. This collateral is recognized as the gross liability for securities loaned in the Statements of Assets and Liabilities. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market
73

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
Portfolio (the “Navigator Portfolio”), a money market mutual fund that seeks to provide income while maintaining a stable net asset value of $1.00. There is no assurance that the Navigator Portfolio will maintain a stable net asset value and the Funds are subject to the risk of loss on the cash collateral invested. A portion of the earnings generated by the investment of the cash collateral is rebated to the borrower for the use of the cash collateral and these earnings (less any rebate) are then divided between the Fund and the Lending Agent, as a fee for its services, according to agreed-upon rates. The Lending Agent and a Fund will share in any shortfall in the rebate due to the borrower, according to agreed-upon rates. In addition to receiving a fee from the borrower based on the demand for securities loaned and earning income on the investment of the cash collateral, a Fund receives substitute interest, dividends, or other amounts on the loaned securities, during the term of a loan. Net securities lending income is disclosed as such in the Statements of Operations.
Loans may be terminated at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities that are identical to the loaned securities. The Funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned and the risk that the value of the collateral falls below the value of the securities on loan. Each Fund seeks to mitigate this risk through the SLA Agreement, which provides that in the event of default, the Lending Agent may apply the proceeds of the cash collateral from the loaned securities toward the purchase of replacement securities. If such proceeds are insufficient or the collateral is unavailable, the Lending Agent will purchase replacement securities at its sole expense, or if unable to do so, the Lending Agent may credit to the Fund’s account an amount equal to the fair value of the unreturned loaned securities. As the securities loans are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of each securities lending transaction is considered to be overnight and continuous.
During the year, Harbor International Fund, Harbor Diversified International All Cap Fund, Harbor International Growth Fund, Harbor International Small Cap Fund, and Harbor Global Leaders Fund engaged in securities lending. The following table summarizes the value of equity securities loaned and related cash collateral at October 31, 2018.
	Market Value of Securities on Loan (000s)	Cash Collateral (000s)
Harbor International Fund	$ —	$ —
Harbor Diversified International All Cap Fund	2,664	2,785
Harbor International Growth Fund	11,583	12,218
Harbor International Small Cap Fund	—	—
Harbor Global Leaders Fund	1,185	1,260

Note 4—FEES AND OTHER Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly-owned subsidiary of ORIX Corporation (“ORIX”). Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services.
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Harbor International Fund	0.75%, 0.65%[a]	0.61%
Harbor Diversified International All Cap Fund	0.75	0.66
Harbor International Growth Fund	0.75	0.75
Harbor International Small Cap Fund	0.85	0.85
Harbor Global Leaders Fund	0.75	0.75
Harbor Emerging Markets Equity Fund	0.95	0.95

a	The management fee rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion. The Adviser contractually agreed to reduce the management fee to 0.63% on assets between $24 billion and $36 billion, 0.58% on assets between $36 billion and $48 billion, and 0.57% on assets over $48 billion through February 28, 2019.
74

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. During the year, the following expense limitation agreements were in effect:
•	Harbor International Fund. For the period November 19, 2017 through October 31, 2018, Harbor Capital contractually agreed to further waive a portion of its management fee such that the Fund’s operating expenses, excluding interest expense (if any), are limited to 0.72%, 0.64%, 0.97%, and 1.09% for the Institutional Class, Retirement Class, Administrative Class, and Investor Class, respectively. These contractual fee waivers are effective through February 28, 2019.
•	Harbor Diversified International All Cap Fund. For the period August 22, 2018 through October 31, 2018, Harbor Capital contractually agreed to waive a portion of its management fee such that the Fund’s operating expenses, excluding interest expense (if any), are limited to 0.80%, 0.72%, 1.05%, and 1.17%, for the Institutional Class, Retirement Class, Administrative Class, and Investor Class, respectively. These contractual fee waivers are effective through February 29, 2020. In addition to the contractual fees waived, for the period August 22, 2018 through October 31, 2018, Harbor Capital voluntarily waived a portion of its management fee. For the period November 1, 2017 through August 21, 2018, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.85%, 0.77%, 1.10%, and 1.22% for the Institutional Class, Retirement Class, Administrative Class, and Investor Class, respectively.
•	Harbor International Growth Fund. For the year November 1, 2017 through October 31 2018, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.85%, 0.77%, 1.10%, and 1.22% for the Institutional Class, Retirement Class, Administrative Class, and Investor Class, respectively. These contractual expense limitations are effective through February 28, 2019.
•	Harbor International Small Cap Fund. For the year November 1, 2017 through October 31, 2018, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.95%, 0.87%, 1.20%, and 1.32% for the Institutional Class, Retirement Class, Administrative Class, and Investor Class, respectively. These contractual expense limitations are effective through February 28, 2019.
•	Harbor Global Leaders Fund. For the year November 1, 2017 through October 31, 2018, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.90%, 0.82%, 1.15%, and 1.27% for the Institutional Class, Retirement Class, Administrative Class, and Investor Class, respectively. These contractual expense limitations are effective through February 28, 2019.
•	Harbor Emerging Markets Equity Fund. For the year November 1, 2017 through October 31, 2018, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 1.15%, 1.07%, 1.40%, and 1.52% for the Institutional Class, Retirement Class, Administrative Class, and Investor Class, respectively. These contractual expense limitations are effective through February 28, 2019.
All expense limitation agreements include the transfer agent fee waiver discussed in the Transfer Agent note.
Distributor
Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (the “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to the 12b-1 Plan, the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.
75

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Amounts payable by a Fund under the 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statements of Operations.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees
Institutional Class	0.09% of the average daily net assets of all Institutional Class shares
Retirement Class	0.01% of the average daily net assets of all Retirement Class shares
Administrative Class	0.09% of the average daily net assets of all Administrative Class shares
Investor Class	0.21% of the average daily net assets of all Investor Class shares

Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2018. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. Harbor Funds has adopted policies and procedures pursuant to such rule. During the year, the Funds did not enter into any transactions with any other Harbor fund.
Shareholders
On October 31, 2018, Harbor Capital, and its wholly owned subsidiaries, collectively held the following shares of beneficial interest in each of the following Funds:
	Number of Shares Owned by Harbor Capital and Subsidiaries					Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Retirement Class	Total
Harbor International Fund	—	—	—	20,516	20,516	0.0%
Harbor Diversified International All Cap Fund	—	—	—	82,871	82,871	0.1
Harbor International Growth Fund	—	—	—	80,050	80,050	0.2
Harbor International Small Cap Fund	1,486,686	25,004	24,946	55,058	1,591,693	33.1
Harbor Global Leaders Fund	467,863	25,807	25,818	34,968	554,456	26.0
Harbor Emerging Markets Equity Fund	1,296,418	25,663	25,564	95,314	1,442,959	19.4
Independent Trustees
The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for the Funds totaled $837,000 for the year ended October 31, 2018.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset
76

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
are included as a component of “Accrued expenses – Trustees’ fees and expenses” and “Other assets”, respectively, in the Statements of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
NOTE 5—TAX INFORMATION
The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. GAAP. These differences are attributable to permanent book and tax accounting differences that were primarily due to tax treatment of net investment losses and use of equalization. Reclassifications, if any, are made to each Fund’s capital account to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statements of Assets and Liabilities for the year ended October 31, 2018 are as follows:
	Total Distributable Earnings/(Loss) (000s)	Paid in Capital (000s)
Harbor International Fund	$(3,416,047)	$3,416,047
Harbor Diversified International All Cap Fund	(5,169)	5,169
Harbor International Growth Fund	(102)	102
Harbor International Small Cap Fund	(484)	484
Harbor Global Leaders Fund	(133)	133
Harbor Emerging Markets Equity Fund	—	—
The tax composition of each Fund’s distributions is as follows:
	As of October 31, 2018			As of October 31, 2017
	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)
Harbor International Fund	$547,393	$1,331,548	$1,878,941	$676,849	$—	$676,849
Harbor Diversified International All Cap Fund	4,413	10,353	14,766	2,200	—	2,200
Harbor International Growth Fund	4,567	—	4,567	3,661	—	3,661
Harbor International Small Cap Fund	315	400	715	208	—	208
Harbor Global Leaders Fund	16	4,064	4,080	—	—	—
Harbor Emerging Markets Equity Fund	551	—	551	419	—	419
77

Harbor International & Global Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION—Continued
As of October 31, 2018, the components of each Fund’s distributable earnings on a tax basis are as follows:
	Undistributed Ordinary Income (000s)	Undistributed Long-Term Capital Gains (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Harbor International Fund	$193,750	$4,523,123	$(914,411)
Harbor Diversified International All Cap Fund	8,461	18,132	(64,917)
Harbor International Growth Fund	3,624	—	(7,846)
Harbor International Small Cap Fund	431	1,819	(1,860)
Harbor Global Leaders Fund	—	1,317	10,094
Harbor Emerging Markets Equity Fund	624	—	(2,801)
At October 31, 2018, for Federal income tax purposes, the following Fund has a qualified late year loss deferral to offset fiscal year 2019 ordinary income:
Qualified Late Year Ordinary Loss Deferral (000s)
Harbor Global Leaders Fund	$18
At October 31, 2018, the Fund in the following table had capital loss carryforwards for federal tax purposes which will reduce the Fund’s taxable income arising from future net realized gains on investment to the extent permitted by the Internal Revenue Code. Use of the capital loss carryforwards will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the Fund of any federal tax liability. The capital loss carryforwards do not expire.
	Capital Loss Carryforward
	Short-Term (000s)	Long-Term (000s)	Total (000s)
Harbor International Growth Fund	$1,872	$5,521	$7,393
Harbor Emerging Markets Equity Fund	1,326	—	1,326
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation at October 31, 2018 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor International Fund	$12,826,918	$341,128	$(1,255,539)	$(914,411)
Harbor Diversified International All Cap Fund	724,281	10,756	(75,673)	(64,917)
Harbor International Growth Fund*	535,584	34,569	(42,415)	(7,846)
Harbor International Small Cap Fund	58,695	3,024	(4,884)	(1,860)
Harbor Global Leaders Fund	44,683	10,740	(646)	10,094
Harbor Emerging Markets Equity Fund*	71,975	5,069	(7,870)	(2,801)

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.
Note 6—Derivatives
Each Fund’s derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.
Each Fund’s derivative instruments outstanding as of the year ended October 31, 2018, if any, as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations, are indicators of the volume of derivative activity for each Fund.
78

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 6—Derivatives—Continued
Derivative Instruments
At October 31, 2018, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:
HARBOR INTERNATIONAL FUND
Statement of Assets and Liabilities Caption	Equity Contracts (000s)
Purchased options (rights/warrants)	$208
HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
Statement of Assets and Liabilities Caption	Equity Contracts (000s)
Purchased options (rights/warrants)	$2
The change in unrealized appreciation/(depreciation) and realized net gain/(loss) on derivatives, by primary risk exposure, for the year ended October 31, 2018, were:
HARBOR INTERNATIONAL FUND
Change in Unrealized Appreciation/(Depreciation) on Derivatives	Equity Contracts (000s)
Purchased options (rights/warrants)	$(7,430)

Net Realized Gain/(Loss) on Derivatives	Equity Contracts (000s)
Purchased options (rights/warrants)	$(3,370)
HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
Change in Unrealized Appreciation/(Depreciation) on Derivatives	Equity Contracts (000s)
Purchased options (rights/warrants)	$(8)
HARBOR INTERNATIONAL SMALL CAP FUND
Net Realized Gain/(Loss) on Derivatives	Equity Contracts (000s)
Purchased options (rights/warrants)	$43
Note 7—Subsequent Events
Through the date the financial statements were issued, there were no subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.
79

Harbor International & Global Funds
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Harbor Funds
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Harbor International Fund, Harbor Diversified International All Cap Fund, Harbor International Growth Fund, Harbor International Small Cap Fund, Harbor Global Leaders Fund and Harbor Emerging Markets Equity Fund (collectively referred to as the “Funds”), (six of the funds constituting Harbor Funds (the “Trust”)), including the portfolios of investments, as of October 31, 2018, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the funds constituting Harbor Funds), at October 31, 2018, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund comprising the Harbor Funds	Statement of operations	Statement of changes in net assets	Financial highlights
Harbor International Fund Harbor International Growth Fund Harbor Global Leaders Fund Harbor Emerging Markets Equity Fund	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the five years in the period ended October 31, 2018
Harbor Diversified International All Cap Fund	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the two years in the period ended October 31, 2018 and the period from November 2, 2015 (inception) through October 31, 2016
Harbor International Small Cap Fund	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the two years in the period ended October 31, 2018 and the period from February 1, 2016 (inception) through October 31, 2016
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Harbor Funds investment companies since 2000.
Chicago, Illinois
December 19, 2018
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Harbor International & Global Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2018 through October 31, 2018.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018
Harbor International Fund
Institutional Class	0.72%
Actual		$3.38	$1,000	$ 861.68
Hypothetical (5% return)		3.67	1,000	1,021.48
Retirement Class	0.64%
Actual		$3.01	$1,000	$ 862.06
Hypothetical (5% return)		3.26	1,000	1,021.90
Administrative Class	0.97%
Actual		$4.55	$1,000	$ 860.57
Hypothetical (5% return)		4.94	1,000	1,020.19
Investor Class	1.09%
Actual		$5.11	$1,000	$ 859.96
Hypothetical (5% return)		5.55	1,000	1,019.57
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Harbor International & Global Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018
Harbor Diversified International All Cap Fund
Institutional Class	0.82%
Actual		$3.91	$1,000	$ 895.10
Hypothetical (5% return)		4.18	1,000	1,020.97
Retirement Class	0.74%
Actual		$3.54	$1,000	$ 895.87
Hypothetical (5% return)		3.77	1,000	1,021.38
Administrative Class	1.06%
Actual		$5.06	$1,000	$ 894.92
Hypothetical (5% return)		5.40	1,000	1,019.73
Investor Class	1.19%
Actual		$5.68	$1,000	$ 893.60
Hypothetical (5% return)		6.06	1,000	1,019.06
Harbor International Growth Fund
Institutional Class	0.85%
Actual		$4.01	$1,000	$ 871.97
Hypothetical (5% return)		4.33	1,000	1,020.81
Retirement Class	0.77%
Actual		$3.63	$1,000	$ 872.06
Hypothetical (5% return)		3.92	1,000	1,021.23
Administrative Class	1.10%
Actual		$5.19	$1,000	$ 870.62
Hypothetical (5% return)		5.60	1,000	1,019.52
Investor Class	1.22%
Actual		$5.75	$1,000	$ 869.96
Hypothetical (5% return)		6.21	1,000	1,018.90
Harbor International Small Cap Fund
Institutional Class	0.95%
Actual		$4.48	$1,000	$ 870.51
Hypothetical (5% return)		4.84	1,000	1,020.30
Retirement Class	0.87%
Actual		$4.11	$1,000	$ 871.22
Hypothetical (5% return)		4.43	1,000	1,020.71
Administrative Class	1.20%
Actual		$5.66	$1,000	$ 869.63
Hypothetical (5% return)		6.11	1,000	1,019.00
Investor Class	1.32%
Actual		$6.21	$1,000	$ 869.63
Hypothetical (5% return)		6.72	1,000	1,018.38
82

Harbor International & Global Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018
Harbor Global Leaders Fund
Institutional Class	0.90%
Actual		$4.58	$1,000	$1,015.94
Hypothetical (5% return)		4.58	1,000	1,020.55
Retirement Class	0.82%
Actual		$4.16	$1,000	$1,016.33
Hypothetical (5% return)		4.18	1,000	1,020.97
Administrative Class	1.15%
Actual		$5.84	$1,000	$1,014.57
Hypothetical (5% return)		5.85	1,000	1,019.26
Investor Class	1.27%
Actual		$6.45	$1,000	$1,014.34
Hypothetical (5% return)		6.46	1,000	1,018.64
Harbor Emerging Markets Equity Fund
Institutional Class	1.15%
Actual		$5.35	$1,000	$ 846.15
Hypothetical (5% return)		5.85	1,000	1,019.26
Retirement Class	1.07%
Actual		$4.98	$1,000	$ 846.90
Hypothetical (5% return)		5.45	1,000	1,019.68
Administrative Class	1.40%
Actual		$6.52	$1,000	$ 845.88
Hypothetical (5% return)		7.12	1,000	1,017.97
Investor Class	1.52%
Actual		$7.07	$1,000	$ 844.86
Hypothetical (5% return)		7.73	1,000	1,017.35

*	Reflective of all fee waivers and expense reimbursements
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
83

Harbor International & Global Funds
Additional Information (Unaudited)

Additional Tax Information
The Funds designate the following portions of their distributions from investment company taxable income for the fiscal year ended October 31, 2018 as qualifying for the dividends received deduction for corporate shareholders.
Percentage of Distribution
Harbor International Fund	18%
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the fiscal year ended October 31, 2018:
Amount (000s)
Harbor International Fund	$4,581,137
Harbor Diversified International All Cap Fund	13,656
Harbor International Small Cap Fund	775
Harbor Global Leaders Fund	4,214
For the fiscal year ended October 31, 2018, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2018, complete information will be reported in conjunction with Form 1099-DIV.
The Funds designate the following for Federal income tax purposes:
	Foreign Taxes Paid (000s)	Foreign Source Earned Income (000s)
Harbor International Fund	$36,851	$447,077
Harbor Diversified International All Cap Fund	1,120	14,238
Harbor International Growth Fund	682	8,435
Harbor International Small Cap Fund	95	1,234
Harbor Emerging Markets Equity Fund	282	1,804
Shareholders who own shares through a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2018 will receive a Form 1099-DIV in January 2019 that will show the tax character of those distributions.
Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on Harbor Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
Harbor Funds files a complete portfolio of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on Harbor Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov.
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Harbor International & Global Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE SUBADVISORY AGREEMENT OF Harbor INTERNATIONAL FUND
Background
The Investment Company Act of 1940, as amended, requires that the subadvisory agreement be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees (the “Board” or the “Trustees”), including a majority of the Independent Trustees voting separately.
At an in-person meeting of the Board held on August 14-15, 2018, the Board, including the Independent Trustees voting separately, unanimously determined, in the exercise of their business judgment, that it was in the best interests of Harbor International Fund (the “Fund”) and its shareholders that Northern Cross, LLC (“Northern Cross”) be replaced by Marathon Asset Management LLP (“Marathon-London”) as subadviser to the Fund and that the terms of the new subadvisory agreement among Harbor Funds, on behalf of the Fund, Harbor Capital and Marathon-London were fair and reasonable. Accordingly, the Trustees approved the new subadvisory agreement for an initial two-year term. In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of Harbor Capital or Marathon-London present and were represented throughout the process by legal counsel to the Independent Trustees and the Fund.
The Trustees held meetings over several months where they received presentations by Harbor Capital concerning Harbor Capital’s ongoing, comprehensive assessment of the Fund’s performance, Northern Cross and its investment process, and regular and continued discussions with Northern Cross, as well as Harbor Capital’s search for a potential replacement subadviser, which had resulted in several candidates. The Trustees were apprised of Harbor Capital’s continued discussions with Northern Cross and potential replacement subadvisers and considerations related to the potential transition of the Fund’s portfolio to a different subadviser at regular meetings of the Board and through periodic conference calls. The Trustees also met with Northern Cross regarding its investment process and with certain of the finalists resulting from Harbor Capital’s search. At meetings held on May 6-7, 2018 and August 14-15, 2018, the Trustees received presentations by Marathon-London regarding the firm and its experience, investment philosophy and process, operational and trading capabilities, and proposed approach to managing the Fund’s assets in connection with the subadviser change, among other things.
In determining whether to approve the new subadvisory agreement, the Trustees reviewed materials furnished by Harbor Capital and Marathon-London, including information regarding the performance of the Fund over various periods, information regarding the performance of similar funds over the same periods, information regarding the flow of assets into and out of the Fund and information regarding Marathon-London, its investment philosophy and strategies, past performance, financial condition, operational capabilities, and personnel. The Trustees also took into account their knowledge of Harbor Capital and Marathon-London resulting from their quarterly meetings and other discussions throughout the year, and they considered Harbor Capital’s rationale for its recommendation to appoint Marathon-London to succeed Northern Cross as the Fund’s subadviser.
The Trustees considered that, in recommending Marathon-London, Harbor Capital had conducted an extensive search for an international equity investment adviser and that Harbor Capital believed that Marathon-London had the potential to add value for the Fund’s shareholders. The Trustees further understood that Harbor Capital had taken into account its experience with Marathon-London as subadviser to Harbor Diversified International All Cap Fund (the “Diversified International All Cap Fund”), which since 2015 has been managed by Marathon-London using its international equity strategy that is benchmarked to the MSCI ACWI Ex U.S. Index, and as investment adviser to the Marathon-London Global Ex U.S. Fund of the Marathon-London Group Trust for Employee Benefit Plans, a private fund managed by Marathon-London using a similar international equity strategy in which the Harbor Capital Group Trust for Defined Benefit Plans (the “Group Trust”) has invested since 2016.
Specific Factors
In considering the approval of the new subadvisory agreement, the Board, including the Independent Trustees, evaluated a number of factors relevant to their determination. They did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the new subadvisory agreement were the following:
•	the nature, extent, and quality of the services proposed to be provided by Marathon-London, including the background, education, expertise and experience of the investment professionals of Marathon-London who would provide investment management services to the Fund;
•	the favorable history, reputation, qualifications and background of Marathon-London, as well as the qualifications of Marathon-London’s personnel;
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Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
•	the proposed fee to be charged by Marathon-London to Harbor Capital for subadvisory services, including the impact of any differences between the current and proposed subadvisory fees on the portion of the advisory fee to be retained by Harbor Capital, after payment of Marathon-London’s fee, for the subadviser oversight, administration and manager of managers services Harbor Capital provides;
•	the investment performance of Marathon-London in managing other accounts in a style similar to the style to be utilized in managing the Fund relative to the performance of a benchmark index and the performance of the Fund under Northern Cross;
•	the expected impact of the implementation of the subadvisory agreement on the profitability of Harbor Capital with respect to the Fund; and
•	any “fall out” benefits that might inure to Harbor Capital, Marathon-London and their affiliates as a result of the implementation of the new subadvisory agreement.
The Trustees considered the nature, extent and quality of the services proposed to be provided by Marathon-London in relation to the services provided by Northern Cross since February 12, 2009. In their deliberations, the Trustees were mindful of the fact that, by choosing to invest in the Fund, the Fund’s shareholders entrusted Harbor Capital with the responsibility, subject to the approval of the Trustees, for selecting the Fund’s subadviser, overseeing and monitoring that subadviser’s performance and replacing the subadviser if necessary. The Trustees also considered as relevant to their determination the depth, knowledge and experience level of the investment team, the quality of the investment process and the culture of Marathon-London.
The Board discussed the presentations by Marathon-London and the merits of appointing Marathon-London as subadviser to the Fund. The Board reviewed the historical performance record of Marathon-London’s international equity strategy, noting that it was extensive and that it had outperformed its benchmark index, the MSCI EAFE Index, on an annualized basis for the one-, three-, five-, ten-year and since inception periods ended June 30, 2018, and that on a calendar year-to-year basis since inception, the strategy had outperformed its benchmark index in some years and underperformed its benchmark index in others. The Board also considered that the performance compared favorably to the performance of the Fund under Northern Cross for the one-, three-, five- and ten-year periods ended June 30, 2018. The Board also considered the track record of the investment strategy used by Marathon-London in managing the Diversified International All Cap Fund, believing it relevant in the assessment of the potential of the international strategy for the Fund going forward. The Trustees indicated that they believed one of the competitive advantages of Marathon-London is the breadth and depth of the investment group and that the Fund could benefit from Marathon-London’s broadly diversified exposure across the market capitalization spectrum and geographic regions. The Board also discussed the performance of Northern Cross and its tenure in managing the Fund, noting the Fund’s underperformance relative to its benchmark and peer group for certain periods.
The Board considered the potential tax and financial impacts of liquidating portfolio holdings and realizing gains and incurring brokerage costs, both in transitioning the portfolio and in responding to significant redemptions that could be expected to follow an announcement of a subadviser change, and potential options for mitigating the tax consequences to Fund shareholders. It was noted that the tax ramifications of a subadviser change may be significant given the level of net realized and unrealized gains in the portfolio and that counsel to the Fund and the Independent Trustees, as well as the Fund’s tax advisor, have provided their views with respect to the potential options for mitigating the tax consequences to Fund shareholders. The Board considered the portion of portfolio holdings that would likely be replaced as a result of the proposed engagement of Marathon-London. The Board noted that portfolio transition would be handled by Marathon-London.
The Trustees also discussed other potential replacement subadvisers and other potential options, including employing a multi-manager structure for the Fund.
Subadvisory Fee. In considering the proposed subadvisory fee payable to Marathon-London pursuant to the new subadvisory agreement, the Trustees compared the proposed fee to the fee payable to Northern Cross under the prior subadvisory agreement. The Trustees noted that, based on the Fund’s assets as of June 30, 2018, the effective annual fee rate for the Fund under the prior subadvisory agreement with Northern Cross was lower than the effective annual fee rate to be paid by the Adviser under the new subadvisory agreement with Marathon-London. The Trustees discussed that Marathon-London also provides subadvisory services to the Diversified International All Cap Fund and the Group Trust, and that the fee schedules for these portfolios would be the same as the proposed subadvisory fee schedule for the Fund, and that all the assets managed by Marathon-London would be aggregated for purposes of applying breakpoints in the subadvisory fee schedule.
As a result of these deliberations, the Trustees agreed that the prior subadvisory agreement should be terminated and voted to approve the new subadvisory agreement with Marathon-London.
86

Harbor International & Global Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE AMENDED SUBADVISORY AGREEMENT OF HARBOR DIVERSIFED INTERNATIONAL All Cap FUND
At a meeting of the Board held on August 14-15, 2018, the Board, including the Independent Trustees voting separately, approved an amended Subadvisory Agreement with Marathon-London (the “Amended Agreement”) that reduced the contractual subadvisory fee rate payable by Harbor Capital to Marathon-London for the advisory services it provides to the Diversified International All Cap Fund.  In determining to approve the Amended Agreement, the Trustees considered that the Diversified International All Cap Fund’s shareholders would receive the full benefit of the subadvisory fee reduction through Harbor Capital’s expense limitation and voluntary waiver of its advisory fee in an amount equal to the reduction in subadvisory fees paid.  The Trustees noted that they were being asked to approve the Amended Agreement in connection with the appointment of Marathon-London to serve as replacement subadviser to Harbor International Fund and that the fee schedule for the Diversified International All Cap Fund would be identical to those of Harbor International Fund and the Group Trust and all the assets managed by Marathon-London would be aggregated for purposes of applying breakpoints in the subadvisory fee schedule. The Trustees noted that, although they were being asked to approve the Amended Agreement in order to implement the subadvisory fee reduction, they would have the opportunity to perform a full review of the Investment Advisory Agreement and Subadvisory Agreement for the Diversified International All Cap Fund in connection with their annual review of investment advisory and subadvisory agreements, at which time the Trustees would consider the nature, extent and quality of services provided by Harbor Capital and Marathon-London; investment performance, advisory fees and expense ratios; profitability; any “fall out” benefits; and economies of scale.
87

Harbor International & Global Funds
Additional Information—Continued

Trustees and Officers
As of December 2018
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
Harbor Funds' Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (55) Trustee	Since 2014	Chairman (2015-Present) and Trustee (2011-2015), Rare (conservation nonprofit); Trustee, Berkshire School (2014-Present); Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc., (publicly traded investment management firm).	32	None
Raymond J. Ball (74) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	32	None
Donna J. Dean (67) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present).	32	None
Joseph L. Dowling III (54) Trustee	Since 2017	Chief Investment Officer, Brown University (2013-Present); Advisory Board Member, Stage Point Capital (private mortgage specialist) (2016-2017); Advisory Board Member, Harbor Funds (2016-2017); and Founder and Managing Member, Narragansett Asset Management (private investment management firm) (1998-2013).	32	Director of Integrated Electrical Services (2011-Present).
Randall A. Hack (71) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-2016); Advisory Director of Berkshire Partners (private equity firm) (2002-2013); Founder and Senior Managing Director of Nassau Capital, LLC (private investment firm, investing solely on behalf of the Princeton Endowment) (1995-2001); and President of The Princeton University Investment Company (1990-1994).	32	None
Robert Kasdin (60) Trustee	Since 2014	Senior Vice President and Chief Operating Officer (2015-Present) and Chief Financial Officer (2018-Present), Johns Hopkins Medicine; Senior Executive Vice President, Columbia University (2002-2015); Trustee and Member of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); Director and Executive Committee Member, The Y in Central Maryland (2018-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	32	Director of Noranda Aluminum Holdings Corporation (2007-2014); and Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
88

Harbor International & Global Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES—Continued
Kathryn L. Quirk (66) Trustee	Since 2017	Retired; Vice President, Senior Compliance Officer and Head, U.S. Regulatory Compliance, Goldman Sachs Asset Management (2013-2017); Deputy Chief Legal Officer, Asset Management, and Vice President and Corporate Counsel, Prudential Insurance Company of America (2010-2012); Co-Chief Legal Officer, Prudential Investment Management, Inc., and Chief Legal Officer, Prudential Investments and Prudential Mutual Funds (2008-2012); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America, and Chief Legal Officer, Prudential Investments (2005-2008); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America (2004-2005); Member, Management Committee (2000-2002), General Counsel and Chief Compliance Officer, Zurich Scudder Investments, Inc. (1997-2002).	32	None
Ann M. Spruill (64) Trustee	Since 2014	Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	32	None
INTERESTED TRUSTEE
Charles F. McCain (49)* Chairman, Trustee and President	Since 2017	Chief Executive Officer (2017-Present), Director (2007-Present), President and Chief Operating Officer (2017), Executive Vice President and General Counsel (2004-2017), and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-2017), Harbor Services Group, Inc.; and Chief Executive Officer (2017-Present), Director (2007-Present), Chief Compliance Officer and Executive Vice President (2007-2017), Harbor Funds Distributors, Inc.	32	None

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Erik D. Ojala (43) Chief Compliance Officer	Since 2017	Executive Vice President and General Counsel (2017-Present) and Secretary (2010-Present); Senior Vice President and Associate General Counsel (2007-2017), Harbor Capital Advisors, Inc.; Director, Executive Vice President and Chief Compliance Officer (2017-Present), Harbor Funds Distributors, Inc.; and Director (2017-Present) and Assistant Secretary (2014-Present), Harbor Services Group, Inc.
Anmarie S. Kolinski (47) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present), Harbor Funds Distributors, Inc.
Brian L. Collins (50) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.
Charles P. Ragusa (59) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present) and OFAC Officer (2015-Present), Harbor Funds Distributors, Inc.
Diana R. Podgorny (39) Secretary	Since 2018	Vice President and Assistant General Counsel, Harbor Capital Advisors, Inc. (2017-Present); Vice President and Counsel, AMG Funds LLC (2016-2017); and Vice President and Counsel, Aston Asset Management, LLC (2010-2016).
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Harbor International & Global Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**—Continued
Jodie L. Crotteau (46) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Chief Compliance Officer and Secretary (2017-present) and Assistant Secretary (2015-2016), Harbor Services Group, Inc.; Assistant Secretary (2016-present), Harbor Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); and Vice President, Grosvenor Capital Management, L.P. (2010-2014).
Lana M. Lewandowski (39) AML Compliance Officer and Assistant Secretary	Since 2017	Legal & Compliance Manager (2016-Present) and Legal Specialist (2012-2015), Harbor Capital Advisors, Inc.
Lora A. Kmieciak (54) Assistant Treasurer	Since 2017	Senior Vice President – Fund Administration and Analysis (2017-Present) and Senior Vice President - Business Analysis (2015-2017), Harbor Capital Advisors, Inc.; and Assurance Executive Director (1999-2015), Ernst & Young LLP.
John M. Paral (50) Assistant Treasurer	Since 2013	Director of Fund Administration and Analysis (2017-Present), Vice President (2012-Present) and Financial Reporting Manager (2007-2017), Harbor Capital Advisors, Inc.

[1]	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. McCain is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.
90

This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement (“Privacy Statement”) is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. (collectively, “Harbor” “we” or “us”). The measures described in this Privacy Statement reflect the commitments we make to protect the privacy of your personal information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
In the course of providing products and services, we collect personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties, including when you contact Shareholder Services or establish an account with us. This Privacy Statement applies to personal information we collect from those sources unless we inform you otherwise.
The personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, bank account information, location data (depending on your app settings and device permissions), and other information voluntarily provided by you.
We may also collect certain information automatically when you visit us through our website or a mobile application. For example, we may collect technical and navigational information, such as computer browser type, device type, device ID, Internet protocol address, pages visited average time spent on our website and searches performed on our website. We may use this information to alert you to software compatibility issues; to provide you with or improve or websites, applications, products or services; or to provide you with content that may be of interest to you. We use your IP address to help diagnose problems with our server and to administer our website. Your IP address is also used to gather broad demographic information. This information will be used for internal purposes only. We also collect information in the form of log files that record website and app activity and gather statistics about your browsing habits. These entries are generated automatically, and help us to troubleshoot errors, improve performance and maintain the security of our sites and apps. We use “cookies” and similar files that may be placed on your computer or device for security purposes, to facilitate site navigation and to personalize the appearance of our site. We provide more information regarding cookies and other tracking technologies below.
In addition, we may receive personal information about you that you authorize third parties to provide to us. We also may obtain personal information from third-party service providers to verify your identity, to prevent fraud, or to help us identify products and services that may be of interest to you.
The personal information we collect about you may be transferred to or stored by us or our service providers in the United States or elsewhere, as permitted by law.
If you do not wish to provide personal information to us, we may be unable to provide certain products or services to you.

Information Sharing
We disclose personal information with affiliated and non-affiliated parties: (1) as permitted or required by law or regulation; (2) if we believe that is necessary to: comply with applicable laws, regulations, or industry requirements; respond to requests from a legal, regulatory, or governmental authority; enforce legal terms; detect and resolve any fraud or security concerns, and protect the rights, property, and safety of us, our users, or others; (3) in the event of a merger, acquisition or sale of all or substantially all of our assets; or (4) as otherwise described in this Privacy Statement.
Personal information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services (including, without limitation, completing transactions), such as custodians, transfer agents, broker-dealers and marketing service firms (to support our marketing to you), as well as with other financial institutions. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than those purposes described in this Privacy Statement or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.
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Harbor’s Privacy Statement—Continued

Security
We maintain physical, electronic and procedural safeguards designed to protect your personal information; however, please be aware that no data security measures can guarantee 100% security.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, two-factor authentication, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at .

Linking to
Third Parties
When you visit our website and leave to go to another linked site, we are not responsible for the content or availability of the linked site. Please be advised that if you enter into a transaction on the third-party site, we do not represent either the third party or you. Further, the privacy and security policies of the linked site may differ from those practiced by us.

Cookies and Other Technologies
A cookie is a small text file that is stored on your computer, tablet, or device when you visit a website or a mobile application. Cookies usually store small bits of information about you and what you do on that site or application, which are then used to improve your browsing experience. Some cookies are only used during a single visit, while others are saved on your device until your next visit. Harbor Funds and our third-party providers use both types of cookies to make your visits more productive.
If you are concerned about cookies, they can be blocked from your device, or you can set your browser to notify you when they are being used. Use the Help feature of your browser to learn how.
Our website, mobile application, and e-mails may use a web beacon. A web beacon helps to measure usage and activity and reports that activity back to the system providers. In some cases, a web beacon triggers the placement of a cookie on your device.
We and our service providers use web beacons and cookies to determine things like if and when you open our e-mails, what type of device, operating system, e-mail program, or web browser you are using, your IP address, and what links you click within our site or e-mail. These things enable us to gauge the effectiveness, relevance, and value of our content and communications.
We use Google Analytics (which uses a web beacon) to collect information about use of our website and mobile application. For more information on opting out of being tracked by Google Analytics, visit https://tools.google.com/dlpage/gaoptout. We also use Lucky Orange to collect information about how visitors interact with the content on our public website and mobile application pages. Lucky Orange does not track actions or behavior within the password-protected online account access systems. For more information about Lucky Orange, including how to opt out, please visit: https://www.luckyorange.com/privacy.php.

Do Not Track
Our third-party vendors may collect information about users across our website. We do not currently have the capability to respond to a web browser that does not track signals or other mechanisms that provide you with the ability to exercise choice regarding the collection of this information.

Changes to this
Privacy Statement
We reserve the right to change or revise this Privacy Statement at any time to reflect changes in the law or our data collection and use practices. New updates to the Privacy Statement will be posted to our website and are include in Harbor Funds’ annual reports to shareholders. Privacy Statement changes will apply to the information collected from the date we post our revised Privacy Statement, as well as to existing information we hold.

Contact Us
If you have any questions or concerns about how we maintain the privacy of your personal information or if you would like to update your personal information on file, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time. You may also write to us at the following postal address:
Harbor Funds
c/o Harbor Services Group, Inc.
PO Box 804660
Chicago, IL 60680-4108
We recommend that you read and retain this notice for your personal files.
Last Updated: December 2018
92

Benchmark Descriptions

Bloomberg Barclays U.S. Aggregate Bond Index—The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Barclays U.S. TIPS Index—The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. Convertible Ex Mandatory Index—The ICE BofAML U.S. Convertible Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. 3-Month Treasury Bill Index—The ICE BofAML U.S. 3-Month Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
ICE BofAML U.S. High Yield Index (H0A0)—The ICE BofAML U.S. High Yield Index (H0A0) is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. Non-Distressed High Yield Index—The ICE BofAML U.S. Non-Distressed High Yield Index is a subset of the ICE BofAML U.S. High Yield Index (H0A0) including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World (ND) Index—The MSCI All Country World (ND) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S. (ND) Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major developed markets, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE Small Cap (ND) Index—The MSCI EAFE Small Cap (ND) Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current
93

Benchmark Descriptions—Continued

index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Index—The Russell Midcap® Index is an unmanaged index generally representative of the U.S. market for medium capitalization stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Frank Russell Company.
S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
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111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Joseph L. Dowling, III
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Ann M. Spruill
Trustee
Erik D. Ojala
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Brian L. Collins
Vice President
Charles P. Ragusa
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Custodian
State Street Bank and Trust Company
State Street Financial Center
1 Lincoln Street
Boston, MA 02111-2900
FD.AR.IG.1018

Annual Report
October 31, 2018
Fixed Income  Funds

	Institutional Class	Retirement Class	Administrative Class	Investor Class
Harbor Convertible Securities Fund	HACSX	HNCVX	HRCSX	HICSX
Harbor High-Yield Bond Fund	HYFAX	HNHYX	HYFRX	HYFIX
Harbor High-Yield Opportunities Fund	HHYNX	HHYRX	HHYAX	HHYVX
Harbor Bond Fund	HABDX	HBFRX	HRBDX	–
Harbor Core Bond Fund	HACBX	HCBRX	–	–
Harbor Real Return Fund	HARRX	HRRNX	HRRRX	–
Harbor Money Market Fund	HARXX	–	HRMXX	–
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (harborfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with Harbor Funds, by calling 800-422-1050.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary (such as a broker-dealer or bank), you can contact your financial intermediary to request that you continue to receive paper copies of the Funds’ shareholder reports. If you invest directly, you can call 800-422-1050 to request that you continue to receive paper copies of the Funds’ shareholder reports. Your election to receive reports in paper will apply to all Harbor Funds held in your account.

This document must be preceded or accompanied by a Prospectus.

Letter from the Chairman

Charles F. McCain Chairman
Dear Fellow Shareholder:
Domestic long-term fixed income markets were generally down for the fiscal year ended October 31, 2018, though some bond market segments delivered positive returns. The Bloomberg Barclays U.S. Aggregate Bond Index, a diversified benchmark of investment-grade bonds, posted a return of -2.05% for the fiscal year.
At the beginning of the fiscal year, solid fundamental data and higher inflation kept the U.S. Federal Reserve (Fed) on track with policy normalization. Rising interest rates and geopolitical concerns contributed to more challenged performance across fixed income markets during the first few months of 2018. The Fed has raised rates three times thus far in 2018, including a September hike that boosted the federal funds rate range to 2.00%-2.25%.
U.S. Treasury Inflation Protected Securities (TIPS) returned -1.24% for the fiscal year, as measured by the Bloomberg Barclays U.S. TIPS Index, trailing conventional U.S. Treasury bonds.
High-yield bonds bucked the broader trend, as the ICE BofAML U.S. Non-Distressed High Yield Index returned 0.76%. In March 2018, the high-yield market faced headwinds due to trade fears, mounting volatility and sizable mutual fund outflows. The ensuing months were much more constructive, as investor appetite for risk assets drove gains for high-yield bonds. However, continuing trade war concerns and increased volatility led to a monthly decline for high-yield in October.
Comments by the portfolio managers of each Harbor fixed income fund can be found in the pages preceding each Fund’s portfolio of investments. As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including those in Harbor Funds.
	Returns For Periods Ended October 31, 2018
		Annualized
Fixed Income	1 Year	5 Years	10 Years	30 Years
ICE BofAML U.S. Non-Distressed High Yield (domestic high-yield bonds)	0.76%	4.79%	9.32%	N/A
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	-2.05	1.83	3.94	5.97%
Bloomberg Barclays U.S. TIPS (domestic inflation-linked bonds)	-1.24	0.97	4.11	N/A
ICE BofAML U.S. 3-Month Treasury Bill (proxy for money market returns)	1.68	0.55	0.35	3.18
Domestic Equities
Russell 3000® (entire U.S. stock market)	6.60%	10.81%	13.35%	10.28%
S&P 500 (large cap stocks)	7.35	11.34	13.24	10.25
Russell Midcap® (mid cap stocks)	2.79	8.97	14.20	11.44
Russell 2000® (small cap stocks)	1.85	8.01	12.44	9.64
Russell 3000® Growth (growth stocks)	10.20	13.06	15.34	10.13
Russell 3000® Value (value stocks)	2.78	8.50	11.28	10.05
International & Global
MSCI EAFE (ND) (foreign stocks)	-6.85%	2.02%	6.89%	4.59%
MSCI EAFE Small Cap (ND) (foreign small cap stocks)	-7.81	5.16	11.56	N/A
MSCI World (ND) (global stocks)	1.16	6.81	10.02	6.83
MSCI All Country World Ex. U.S. (ND) (foreign stocks)	-8.24	1.63	6.92	N/A
MSCI Emerging Markets (ND) (emerging market stocks)	-12.52	0.78	7.84	N/A
assessing your long-term investment plan
As the end of the calendar year approaches, it may be a good time to evaluate your financial goals and your investments. We always encourage shareholders to take a long-term perspective with all of their investments. While past performance is never a guarantee of future results, over the long term, the returns of equities and debt securities have historically helped many investors achieve their financial objectives. We encourage all investors to maintain a diversified portfolio of equities, debt and cash in an allocation consistent with their long-term financial goals and comfort with risk.
Harbor Funds offers a variety of equity and fixed income funds to help you achieve your financial goals.
Thank you for investing with Harbor Funds.
December 19, 2018

Charles F. McCain
Chairman

Harbor Convertible Securities Fund
Managers’ Commentary (Unaudited)

Subadviser
Shenkman Capital Management, Inc.
461 Fifth Avenue
22nd Floor
New York, NY 10017
Portfolio Managers
Mark R. Shenkman
Since 2011
Justin W. Slatky
Since 2017
Raymond F. Condon
Since 2011
Jordan N. Barrow, CFA
Since 2016
Shenkman Capital has subadvised the Fund since 2011.
Investment Objective
The Fund seeks to maximize total returns (i.e., current income and capital appreciation).
Mark R. Shenkman

Justin W. Slatky

Raymond F. Condon

Jordan N. Barrow, CFA

Management’s Discussion of
Fund Performance
Market Review
The market momentum engendered by the passage of the much anticipated corporate tax reform legislation early in the fiscal year failed to carry through from January into the succeeding months. Faced with uncertainty concerning the pace of rising interest rates, a tightening labor market, intensification of trade war concerns and the resulting impact on the sustainability of corporate earnings growth, the S&P 500 Index witnessed several bouts of volatility. The S&P 500 Index closed October 2018 at 2,711.74, a 7.35% total return since November 1, 2017, after setting an all-time high of 2,930.75 on September 20, 2018. The Fund’s benchmark, the ICE BofAML U.S. Convertible Ex Mandatory Index (the “Index”), returned 4.05% for the fiscal year ended October 31, 2018 with underlying equities returning 4.86% for the same period. It is notable that the market’s two largest sectors, Information Technology and Health Care, combined to contribute more than 77% of the Index’s total return.
With equities trading just below record highs, the resurgence of the convertible new-issue market, despite the recent spate of volatility, has been encouraging with 147 deals raising $52.2 billion for the fiscal year. This compares favorably with the preceding fiscal year’s total of 105 deals raising $39.0 billion. Another encouraging sign for the growth of the market is that first-time issuers represent approximately 65% of the notional new issue value raised during the fiscal year. Throughout the fiscal year, the continued strength and variety in new-issue activity has provided ample opportunity to further diversify the Fund through selective purchases.
Performance
Harbor Convertible Securities Fund returned 2.82% (Institutional Class), 2.80% (Retirement Class), 2.27% (Administrative Class), and 2.35% (Investor Class) for the fiscal year ended October 31, 2018, compared with the 4.05% return of the Index during the same period. Generally, the Fund benefitted most on an absolute and relative basis from continued strength in the underlying equities of the convertible securities held by the Fund and the market’s two largest sectors, Information Technology and Health Care. Negative attribution is most attributable to security selection in the Industrials and Energy sectors. The Fund stylistically tends to underweight/sell the most equity like names in the market (those with a 100% investment premium or more). During the fiscal year, the Fund’s average weighting in the greater than 100% investment premium category was 4.57% compared to the 19.84% weight in the Index. This underweight detracted from relative performance over the fiscal year; however, this was partially offset by positive security selection in this segment.
Software was the top contributing industry to the Fund’s performance. Industry performance was led by ServiceNow, a leading cloud provider of IT management software platforms; Citrix Systems, a cloud software aggregator of applications and data utilized in the workplace; and Proofpoint, a provider of security protection for e-mails, instant messages and other communications. IT services was the second best contributing industry. Similar to fiscal year 2017, we continue to benefit from the Fund’s position in Square, a leading provider of mobile payment solutions for small and medium size businesses. The third industry was health care equipment, led by Dexcom, a medical device company focused on the development of implantable continuous glucose monitoring systems.
The industries that detracted the most from Fund performance were construction and engineering, hotels and leisure, and technology hardware. In construction and engineering, weakness in the Fund’s two core holdings, Tutor Perini and Vinci, reflects the slow adoption of the

Harbor Convertible Securities Fund
Managers’ Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 05/01/2011 through 10/31/2018
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the ICE BofAML U.S. Convertible Ex Mandatory Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2018
	1 Year	Annualized
		5 Years	Life of Fund
Harbor Convertible Securities Fund
Institutional Class[1]	2.82%	4.09%	4.70%
Retirement Class[1,2]	2.80	4.11	4.71
Administrative Class[1]	2.27	3.77	4.39
Investor Class[1]	2.35	3.68	4.30
Comparative Index
ICE BofAML U.S. Convertible Ex Mandatory[1]	4.05%	8.26%	8.47%
As stated in the Fund’s prospectus dated June 1, 2018, the expense ratios were 0.75% (Net) and 0.80% (Gross) (Institutional Class); 0.67% (Net) and 0.72% (Gross) (Retirement Class); 1.00% (Net) and 1.05% (Gross) (Administrative Class); and 1.12% (Net) and 1.17% (Gross) (Investor Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. The Fund charges a redemption fee of 1% on redemption of Fund shares that are held for less than 90 days.
infrastructure rebuild cycle. In hotels and leisure, Marriott Vacations, a developer of timeshare resorts, has been slow to realize the synergies inherent from their recent acquisition of competitor ILG; we remain constructive on the security long term. In technology hardware, Western Digital continues to see pricing pressure and as a result a lower earnings outlook. We have reduced the size of the Fund’s position.
Outlook & Strategy
Looking forward, we believe that the overall prospects for convertible securities remain positive. We believe the prospects include: a growth-oriented equity environment; positive overall credit conditions; and increased new-issue activity combined with a historical non-correlation to rising U.S. Treasury rates.
Also, the recent resurgence of the convertible new-issue calendar has begun to present many new opportunities. Recently issued convertibles have included both new companies as well as existing issuers. This development has allowed us to diversify into new businesses that meet our credit criteria, as well as maintain exposure to repeat issuers by purchasing new issues closer to their bond floors. We believe this trend favors our investment style, as we focus first on investment creditworthiness, with an emphasis on positive risk/reward characteristics.
As we enter a period of potentially higher interest rates, with associated periods of intermittent volatility, we expect that the market is likely to favor more balanced convertible securities with a positive credit profile.

1	The “Life of Fund” return as shown reflects the period 05/01/2011 through 10/31/2018.
2	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
This report contains the current opinions of Shenkman Capital Management, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Convertible securities tend to be of lower credit quality, and the value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. A rise in interest rates will likely cause a decrease in the value of convertible securities. Such an event would likely have an adverse effect on the Harbor Convertible Securities Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Convertible Securities Fund
Fund Summary—October 31, 2018 (Unaudited)

TOP Issuers (% of net assets)
❶	Liberty Media Corp.	2.4%
❷	Live Nation Entertainment Inc.	2.2%
❸	BioMarin Pharmaceutical Inc.	2.1%
❹	Blackstone Mortgage Trust Inc.	2.0%
❺	Nextera Energy Partners LP	2.0%
❻	Extra Space Storage LP	1.9%
❼	Meritor Inc.	1.9%
❽	Royal Gold Inc.	1.9%
❾	Tesla Motors Inc.	1.9%
❿	Liberty Expedia Holdings Inc.	1.8%

Sector Allocation (% of investments)
(Excludes cash and short-term investments)
Maturity Profile (% of investments)

Harbor Convertible Securities Fund
Portfolio of Investments—October 31, 2018

Value, Cost, and Principal Amounts in Thousands

CONVERTIBLE BONDS—97.1%
Principal Amount		Value
AEROSPACE & DEFENSE—0.5%
	RTI International Metals Inc.
$640	1.625%—10/15/2019	$ 644
AUTO COMPONENTS—1.4%
	CIE Generale DES Etablissements Michelin SCA
600	0.000%—01/10/2022[1]	559
	Valeo SA MTN[2]
1,200	0.000%—06/16/2021[1]	1,079
		1,638
AUTOMOBILES—1.9%
	Tesla Inc.
1,546	1.250%—03/01/2021	1,737
488	2.375%—03/15/2022	596
		2,333
BANKS—0.5%
	BofA Finance LLC MTN[2]
604	0.250%—05/01/2023	545
BIOTECHNOLOGY—5.0%
	BioMarin Pharmaceutical Inc.
2,237	0.599%—08/01/2024	2,328
243	1.500%—10/15/2020	287
		2,615
	Exact Sciences Corp.
1,152	1.000%—01/15/2025	1,348
	Ionis Pharmaceuticals Inc.
616	1.000%—11/15/2021	644
	Ligand Pharmaceuticals Inc.
905	0.750%—05/15/2023[3]	867
	Neurocrine Biosciences Inc.
369	2.250%—05/15/2024	570
		6,044
CAPITAL MARKETS—1.5%
	Ares Capital Corp.
1,837	3.750%—02/01/2022	1,859
COMMUNICATIONS EQUIPMENT—2.5%
	Finisar Corp.
673	0.500%—12/15/2036	600
	InterDigital Inc.
242	1.500%—03/01/2020	265
	Lumentum Holdings Inc.
602	0.250%—03/15/2024	686
	Palo Alto Networks Inc.
1,432	0.750%—07/01/2023[3]	1,398
		2,949
CONSTRUCTION & ENGINEERING—3.3%
	Dycom Industries Inc.
1,057	0.750%—09/15/2021	1,070
	Tutor Perini Corp.
1,508	2.875%—06/15/2021	1,447
	Vinci SA
1,400	0.375%—02/16/2022	1,487
		4,004
DIVERSIFIED CONSUMER SERVICES—0.4%
	Chegg Inc.
450	0.250%—05/15/2023[3]	532
CONVERTIBLE BONDS—Continued
Principal Amount		Value
DIVERSIFIED TELECOMMUNICATION SERVICES—3.0%
	Inmarsat plc
$600	3.875%—09/09/2023	$ 669
	Liberty Media Corp.
540	1.000%—01/30/2023	584
242	1.375%—10/15/2023	280
1,820	2.125%—03/31/2048[3]	1,784
545	2.250%—09/30/2046	285
		2,933
		3,602
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.5%
	OSI Systems Inc.
665	1.250%—09/01/2022	611
ENERGY EQUIPMENT & SERVICES—1.9%
	Ensco Jersey Finance Ltd.
355	3.000%—01/31/2024	325
	Nabors Industries Inc.
792	0.750%—01/15/2024	594
	Oil States International Inc.
562	1.500%—02/15/2023[3]	514
	Transocean Inc.
478	0.500%—01/30/2023	596
	Weatherford International Ltd.
296	5.875%—07/01/2021	228
		2,257
ENTERTAINMENT—2.7%
	Live Nation Entertainment Inc.
2,454	2.500%—03/15/2023[3]	2,627
	Pandora Media Inc.
548	1.750%—12/01/2023	589
		3,216
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—5.0%
	Empire State Realty OP LP
890	2.625%—08/15/2019[3]	887
	Extra Space Storage LP
2,101	3.125%—10/01/2035[3]	2,269
	IH Merger Sub LLC
1,077	3.500%—01/15/2022	1,157
	National Health Investors Inc.
488	3.250%—04/01/2021	538
	Spirit Realty Capital Inc.
619	2.875%—05/15/2019	616
595	3.750%—05/15/2021	590
		1,206
		6,057
HEALTH CARE EQUIPMENT & SUPPLIES—3.4%
	Dexcom Inc.
511	0.750%—05/15/2022	740
	Insulet Corp.
876	1.375%—11/15/2024[3]	991
	Nuvasive Inc.
1,011	2.250%—03/15/2021	1,132
	Wright Medical Group Inc.
1,223	1.625%—06/15/2023[3]	1,244
		4,107

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CONVERTIBLE BONDS—Continued
Principal Amount		Value
HEALTH CARE PROVIDERS & SERVICES—0.3%
	Molina Healthcare Inc.
$129	1.125%—01/15/2020	$ 402
HEALTH CARE TECHNOLOGY—2.0%
	Allscripts Healthcare Solutions Inc.
2,085	1.250%—07/01/2020	2,075
	Evolent Health Inc.
390	1.500%—10/15/2025[3]	377
		2,452
HOTELS, RESTAURANTS & LEISURE—2.7%
	Caesars Entertainment Corp.
190	5.000%—10/01/2024	272
	Huazhu Group Ltd.
912	0.375%—11/01/2022[3]	863
	Marriott Vacations Worldwide Corp.
2,221	1.500%—09/15/2022	2,091
		3,226
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—2.3%
	Clearway Energy Inc.
361	3.250%—06/01/2020[3]	362
	Nextera Energy Partners LP
2,369	1.500%—09/15/2020[3]	2,376
		2,738
INDUSTRIAL CONGLOMERATES—0.4%
	Siemens Financieringsmaatschappij NV
500	1.650%—08/16/2019	532
INTERACTIVE MEDIA & SERVICES—3.8%
	IAC Financeco Inc.
657	0.875%—10/01/2022[3]	920
	Twitter Inc.
1,125	0.250%—06/15/2024[3]	1,058
	Weibo Corp.
1,240	1.250%—11/15/2022[3]	1,106
	Zillow Group Inc.
873	1.500%—07/01/2023	798
633	2.000%—12/01/2021	670
		1,468
		4,552
INTERNET & DIRECT MARKETING RETAIL—5.0%
	Booking Holdings Inc.
782	0.350%—06/15/2020	1,131
	Ctrip.com International Ltd.
2,165	1.990%—07/01/2025	2,154
	Liberty Expedia Holdings Inc.
2,179	1.000%—06/30/2047[3]	2,172
	Mercadolibre Inc.
155	2.000%—08/15/2028[3]	150
	Wayfair Inc.
379	0.375%—09/01/2022	469
		6,076
IT SERVICES—4.4%
	Akamai Technologies Inc.
1,713	0.125%—05/01/2025[3]	1,676
	Euronet Worldwide Inc.
124	1.500%—10/01/2044	190
	Okta Inc.
245	0.250%—02/15/2023[3]	334
CONVERTIBLE BONDS—Continued
Principal Amount		Value
IT SERVICES—Continued
	Square Inc.
$695	0.500%—05/15/2023[3]	$ 834
	Twilio Inc.
778	0.250%—06/01/2023[3]	972
	Wix.com Ltd.
1,270	0.000%—07/01/2023[1,3]	1,259
		5,265
LIFE SCIENCES TOOLS & SERVICES—1.7%
	Illumina Inc.
1,205	0.000%—08/15/2023[1,3]	1,268
219	0.500%—06/15/2021	296
		1,564
	Qiagen NV
400	0.875%—03/19/2021	530
		2,094
MACHINERY—4.0%
	Chart Industries Inc.
425	1.000%—11/15/2024[3]	549
	Greenbrier Cos. Inc.
861	2.875%—02/01/2024	909
	Meritor Inc.
2,427	3.250%—10/15/2037	2,245
	Navistar International Corp.
1,158	4.750%—04/15/2019	1,162
		4,865
MEDIA—2.4%
	Dish Network Corp.
2,269	3.375%—08/15/2026	2,027
	Liberty Interactive LLC
756	1.750%—09/30/2046[3]	847
		2,874
METALS & MINING—1.9%
	Royal Gold Inc.
2,296	2.875%—06/15/2019	2,320
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—3.7%
	Blackstone Mortgage Trust Inc.
2,468	4.750%—03/15/2023	2,437
	Starwood Property Trust Inc.
884	4.375%—04/01/2023	885
	Two Harbors Investment Corp.
1,098	6.250%—01/15/2022	1,123
		4,445
OIL, GAS & CONSUMABLE FUELS—2.8%
	Chesapeake Energy Corp.
658	5.500%—09/15/2026	620
	Oasis Petroleum Inc.
541	2.625%—09/15/2023	611
	PDC Energy Inc.
300	1.125%—09/15/2021	283
	SM Energy Co.
309	1.500%—07/01/2021	313
	Total SA MTN[2]
1,400	0.500%—12/02/2022	1,524
		3,351

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CONVERTIBLE BONDS—Continued
Principal Amount		Value
PHARMACEUTICALS—2.3%
	Jazz Investments I Ltd.
$573	1.500%—08/15/2024	$ 573
1,231	1.875%—08/15/2021	1,298
		1,871
	Supernus Pharmaceuticals Inc.
820	0.625%—04/01/2023[3]	890
		2,761
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—7.6%
	Advanced Micro Devices Inc.
126	2.125%—09/01/2026	300
	Cypress Semiconductor Corp.
728	2.000%—02/01/2023[3]	693
	Intel Corp.
502	3.250%—08/01/2039	1,140
	Microchip Technology Inc.
1,932	1.625%—02/15/2027	1,836
	Micron Technology Inc.
208	3.000%—11/15/2043	272
	NXP Semiconductors NV
616	1.000%—12/01/2019	624
	ON Semiconductor Corp.
1,530	1.000%—12/01/2020	1,719
	Silicon Laboratories Inc.
1,145	1.375%—03/01/2022	1,238
	STMicroelectronics NV
800	0.250%—07/03/2024	827
	Teradyne Inc.
445	1.250%—12/15/2023	560
		9,209
SOFTWARE—13.7%
	Atlassian Inc.
1,049	0.625%—05/01/2023[3]	1,204
	Citrix Systems Inc.
418	0.500%—04/15/2019	593
	Docusign Inc.
335	0.500%—09/15/2023[3]	316
	Envestnet Inc.
1,146	1.750%—06/01/2023[3]	1,155
	FireEye Inc.
615	0.875%—06/01/2024[3]	649
	Five9 Inc.
247	0.125%—05/01/2023[3]	283
	Hubspot Inc.
194	0.250%—06/01/2022	295
	New Relic Inc.
599	0.500%—05/01/2023[3]	630
	Nice Systems Inc.
434	1.250%—01/15/2024	588
CONVERTIBLE BONDS—Continued
Principal Amount		Value
SOFTWARE—Continued
	Nuance Communications Inc.
$320	1.000%—12/15/2035	$ 302
1,239	1.250%—04/01/2025	1,248
		1,550
	Nutanix Inc.
311	0.000%—01/15/2023[1,3]	343
	Q2 Holdings Inc.
256	0.750%—02/15/2023[3]	282
	Rapid7 Inc.
360	1.250%—08/01/2023[3]	394
	Ringcentral Inc.
797	0.000%—03/15/2023[1,3]	905
	Servicenow Inc.
787	0.000%—06/01/2022[1]	1,115
	Splunk Inc.
1,180	0.500%—09/15/2023[3]	1,135
235	1.125%—09/15/2025[3]	223
		1,358
	Verint Systems Inc.
1,806	1.500%—06/01/2021	1,801
	Workday Inc.
1,705	0.250%—10/01/2022	1,902
	Zendesk Inc.
1,067	0.250%—03/15/2023[3]	1,174
		16,537
SPECIALTY RETAIL—0.5%
	RH
690	0.000%—06/15/2023[1,3]	609
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.0%
	Pure Storage Inc.
847	0.125%—04/15/2023[3]	868
	Western Digital Corp.
1,762	1.500%—02/01/2024[3]	1,490
		2,358
TRANSPORTATION INFRASTRUCTURE—0.1%
	Macquarie Infrastructure Corp.
148	2.875%—07/15/2019	147
TOTAL CONVERTIBLE BONDS
(Cost $118,770)		117,211
TOTAL INVESTMENTS—97.1%
(Cost $118,770)		117,211
CASH AND OTHER ASSETS, LESS LIABILITIES—2.9%		3,539
TOTAL NET ASSETS—100.0%		$120,750

FAIR VALUE MEASUREMENTS
All investments at October 31, 2018 (as disclosed in the preceding Portfolio of Investments) were classified as Level 2. There were no Level 3 investments at October 31, 2018 or 2017.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

1	Zero coupon bond
2	MTN after the name of a security stands for Medium Term Note.
3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2018, the aggregate value of these securities was $43,479 or 36% of net assets.
The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund
Managers’ Commentary (Unaudited)

Subadviser
Shenkman Capital Management, Inc.
461 Fifth Avenue
22nd Floor
New York, NY 10017
Portfolio Managers
Mark R. Shenkman
Since 2002
Justin W. Slatky
Since 2012
Eric Dobbin
Since 2012
Steven N. Schweitzer
Since 2012
Robert S. Kricheff
Since 2015
Neil Wechsler, CFA
Since 2017
Shenkman Capital has subadvised the Fund since 2002.
Investment Objective
The Fund seeks total returns (i.e., current income and capital appreciation).
Mark R. Shenkman

Justin W. Slatky

Eric Dobbin

Steven N. Schweitzer

Robert S. Kricheff

Neil Wechsler, CFA

Management’s Discussion of
Fund Performance
Market review
A difficult year for fixed income assets continued through fiscal year ended October 31, 2018, with the yield on the ten-year U.S. Treasury bond trading over 3% for most of the third quarter. Investment grade and government bonds generated negative returns for the period while the return for high-yield bonds was marginally positive. Performance was strongest among lower rated CCC bonds which rallied 4.12%, while more rate-sensitive BB bonds lagged at -0.82%, per the ICE BofAML Non-Distressed High Yield Index. Strong equity markets over most of the period supported higher enterprise values which served to embolden high-yield investors when combined with solid earnings momentum and favorable financing markets.   Additionally, historically low levels of distressed credits and a very high level of mergers and acquisitions activity have, in our opinion, further increased investor confidence that difficult capital structures can be favorably refinanced.
Spreads within the high-yield market remained within a range of 350-400 basis points over relevant U.S. Treasury bonds most of the year. Investment flows were moderate through the year for the asset class, while an approximate 30% year-over-year decline in new issues resulted in a balanced tone to the market despite the pressure coming from higher U.S. Treasury bond yields.   The index ended October at a yield-to-worst of 6.44% and a spread-to-worst of 344 basis points. While covenant protections have weakened somewhat over the last few years, credit quality remains generally intact and ratings upgrades in the market have outpaced ratings declines.
Investors have faced potential worries during the past year including U.S. Federal Reserve (Fed) rate hikes, trade and tariff negotiations, divisive elections, and nascent concerns that rising energy and labor costs may begin to push inflation higher.   Offsetting these concerns has been solid economic growth combined with benign inflation data.   Within this environment, the Fed raised interest rates in a controlled fashion with sufficient signaling to help investors manage their portfolios effectively.   High-yield bonds have historically performed comparatively well in rising rate environments given their large coupons and rising rates typically occur during periods of stronger economic growth, which benefits the balance sheets of levered companies.
performance
Harbor High-Yield Bond Fund returned 0.45% (Institutional Class), 0.54% (Retirement Class), 0.10% (Administrative Class), and 0.08% (Investor Class) for the 12-month period ended October 31, 2018. During the same period the ICE BofAML U.S. Non-Distressed High Yield Index returned 0.76% and the ICE BofAML U.S. High Yield Index (H0A0) returned 0.86%.   The Fund’s relative performance benefitted from strong security selection and an underweight in the banking industry and in the wireline and wireless industry. Detracting from performance was negative security selection in oil and gas and automotive. From a ratings perspective, negative security selection in CCC-rated credits detracted from performance, while an underweight and positive security selection in BB-rated credits and positive security selection in B-rated credits contributed to the Fund’s performance.  The Fund’s modest allocation

Harbor High-Yield Bond Fund
Managers’ Commentary—Continued

CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2008 through 10/31/2018
The graph compares a $50,000 investment in the Institutional Class shares of the Fund with the performance of the ICE BofAML U.S. Non-Distressed High Yield Index and the ICE BofAML U.S. High Yield Index (H0A0). The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2018
	1 Year	Annualized
		5 Years	10 Years
Harbor High-Yield Bond Fund
Institutional Class	0.45%	3.62%	8.11%
Retirement Class[1]	0.54	3.68	8.14
Administrative Class	0.10	3.35	7.85
Investor Class	0.08	3.23	7.72
Comparative Indices
ICE BofAML U.S. Non-Distressed High Yield	0.76%	4.79%	9.32%
ICE BofAML U.S. High Yield (H0A0)[1]	0.86	4.69	11.16
As stated in the Fund’s prospectus dated June 1, 2018, the expense ratios were 0.63% (Net) and 0.72% (Gross) (Institutional Class); 0.55% (Net) and 0.64% (Gross) (Retirement Class); 0.88% (Net) and 0.97% (Gross) (Administrative Class); and 1.00% (Net) and 1.09% (Gross) (Investor Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. The Fund charges a redemption fee of 1% on redemption of Fund shares that are held for less than 90 days.
to senior-secured loans also contributed to performance. The Fund ended the period invested in 309 different issuers across 37 industries, had a yield-to-worst of 6.40%, a weighted average credit rating of B+/B1, and a duration-to-worst of 3.70 years.
The Fund remained active during the period, pruning out over-levered issuers, staying focused on Health Care, which is the Fund’s largest sector, and slightly increasing oil and gas holdings in the higher quality names as this industry has improved over the period. We have also become more selective in new issuance with our participation rate lower than it has historically been in past years.
Outlook & Strategy
Although high-yield experienced some decay in October, we do not believe there were any indications of panic selling.  In our opinion, the sell-off was orderly and may ultimately prove to be a temporary repricing of risk following a summer rally that pushed spreads into the low 300 basis points range.  We are cognizant that GDP and corporate earnings could decelerate a bit as we think the “sugar high” of tax reform fades, the dollar strengthens, and margin pressure from higher wages and rising raw material costs works its way through the system.  However, we believe the U.S. economy should continue to grow fueled by low unemployment, wage growth, and higher defense spending.  Moreover, we believe the backdrop of relatively low inflation gives the Fed little urgency to accelerate its measured pace of interest rate increases, and the current 2.00-2.25% Fed Funds rate is still a fair distance from so-called neutral.  With new issuance continuing to be lackluster, projected default rates expected to remain near historical lows, and our belief of a low probability of recession in the near term, we think a yield-to-worst that is nearing 7% may prove to be a good way to escape oscillating equity markets while simultaneously collecting a steady income stream.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

Harbor High-Yield Bond Fund
Managers’ Commentary—Continued

This report contains the current opinions of Shenkman Capital Management, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor High-Yield Bond Fund
Fund Summary—October 31, 2018 (Unaudited)

TOP Issuers (% of net assets)
❶	Bausch Health Cos. Inc.	1.6%
❷	CCO Holdings LLC	1.6%
❸	HCA Inc.	1.6%
❹	T-Mobile USA Inc.	1.4%
❺	CenturyLink Inc.	1.3%
❻	Sprint Corp.	1.2%
❼	Tenet Healthcare Corp.	1.2%
❽	Centene Corp.	1.0%
❾	DISH DBS Corp.	1.0%
❿	Anixter Inc.	0.9%

Sector Allocation (% of investments)
(Excludes cash and short-term investments)
Maturity Profile (% of investments)

Harbor High-Yield Bond Fund
Portfolio of Investments—October 31, 2018

Value, Cost, and Principal Amounts in Thousands

BANK LOAN OBLIGATIONS—3.3%
Principal Amount		Value
CHEMICALS—0.3%
	Schenectady International Group Inc.
	First-Lien Term Loan
$1,890	7.186% (3 Month USD Libor + 4.750) 10/15/2025[1]	$ 1,884
	Solenis International LP
	Term Loan
623	6.311%—12/26/2023[2]	625
		2,509
COMMERCIAL SERVICES & SUPPLIES—0.3%
	Granite Acquisition Inc.
	Term Loan C
67	5.886% (3 Month USD Libor + 3.500) 12/17/2021[1]	67
	Term Loan B
2,659	5.896% (3 Month USD Libor + 3.500) 12/17/2021[1]	2,673
		2,740
CONSTRUCTION & ENGINEERING—0.1%
	Brookfield WEC Holdings Inc.
	Term Loan
1,055	6.052%—08/01/2025[2]	1,063
CONTAINERS & PACKAGING—0.2%
	Titan Acquisition Ltd.
	Term Loan B
1,582	5.302% (1 Month USD Libor + 3.000) 03/28/2025[1]	1,493
ELECTRICAL EQUIPMENT—0.1%
	Cortes NP Acquisition Corp.
	Term Loan B
1,137	6.313% (1 Month USD Libor + 4.000) 11/30/2023[1]	1,125
FOOD & STAPLES RETAILING—0.2%
	Clover Merger Sub Inc.
	Initial Term Loans
2,035	10.052% (1 Month USD Libor + 7.750) 09/26/2025[1]	1,824
HEALTH CARE PROVIDERS & SERVICES—0.4%
	AHP Health Partners Inc.
	Term Loan B
1,227	6.802%—06/30/2025[2]	1,237
	Envision Healthcare Corp.
	Term Loan
2,070	6.052%—10/10/2025[2]	2,031
		3,268
HEALTH CARE TECHNOLOGY—0.1%
	Verscend Holding Corp.
	Term Loan
946	6.802% (1 Month USD Libor + 4.500) 08/27/2025[1]	954
HOTELS, RESTAURANTS & LEISURE—0.1%
	Stars Group Holdings BV
	Incremental Term Loan
850	5.886% (3 Month USD Libor + 3.500) 07/10/2025[1]	854
INTERACTIVE MEDIA & SERVICES—0.2%
	Ancestry.com Inc.
	Term Loan B
1,153	5.550% (1 Month USD Libor + 3.250) 10/19/2023[1]	1,158
MACHINERY—0.1%
	Navistar Inc.
	Term Loan B
1,085	5.780% (1 Month USD Libor + 3.500) 11/06/2024[1]	1,088
BANK LOAN OBLIGATIONS—Continued
Principal Amount		Value
MEDIA—0.1%
	Liberty Cablevision of Puerto Rico LLC
	First-Lien Term Loan
$460	5.936% (3 Month USD Libor + 3.500) 01/07/2022[1]	$ 453
SOFTWARE—0.4%
	Greeneden US Holdings II LLC
	Term Loan B
2,780	5.802% (1 Month USD Libor + 3.500) 12/01/2023[1]	2,789
SPECIALTY RETAIL—0.7%
	Ascena Retail Group Inc.
	Term Loan B
1,949	6.813% (1 Month USD Libor + 4.500) 08/21/2022[1]	1,896
	Bass Pro Group LLC
	Term Loan B
3,836	7.302% (1 Month USD Libor + 5.000) 09/25/2024[1]	3,842
		5,738
TOTAL BANK LOAN OBLIGATIONS
(Cost $27,040)		27,056

CORPORATE BONDS & NOTES—94.4%
AEROSPACE & DEFENSE—1.6%
	Arconic Inc.
1,611	5.400%—04/15/2021	1,633
	Bombardier Inc.
4,135	6.000%—10/15/2022[3]	4,078
600	6.125%—01/15/2023[3]	596
		4,674
	TransDigm Inc.
3,000	6.500%—07/15/2024	3,040
	Triumph Group Inc.
3,265	5.250%—06/01/2022	3,020
345	7.750%—08/15/2025	325
		3,345
		12,692
AIR FREIGHT & LOGISTICS—0.3%
	XPO Logistics Inc.
1,522	6.125%—09/01/2023[3]	1,564
1,171	6.500%—06/15/2022[3]	1,205
		2,769
AUTO COMPONENTS—1.1%
	Adient Global Holdings Ltd.
931	4.875%—08/15/2026[3]	803
	American Axle & Manufacturing Inc.
925	6.500%—04/01/2027	883
2,455	6.625%—10/15/2022	2,495
		3,378
	Delphi Jersey Holdings plc
680	5.000%—10/01/2025[3]	616
	Goodyear Tire & Rubber Co.
1,630	4.875%—03/15/2027	1,463
825	5.125%—11/15/2023	811
		2,274
	Tenneco Inc.
2,250	5.000%—07/15/2026	1,879
		8,950

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
AUTOMOBILES—0.6%
	Jaguar Land Rover Automotive plc
$2,500	4.500%—10/01/2027[3]	$ 1,997
	Tesla Inc.
3,300	5.300%—08/15/2025[3]	2,945
		4,942
BANKS—0.1%
	CIT Group Inc.
500	5.000%—08/15/2022	505
300	6.125%—03/09/2028	312
		817
BEVERAGES—0.4%
	Cott Holdings Inc.
3,125	5.500%—04/01/2025[3]	2,984
BIOTECHNOLOGY—0.3%
	Avantor Inc.
2,600	6.000%—10/01/2024[3]	2,600
BUILDING PRODUCTS—2.0%
	American Builders & Contractors Supply Co. Inc.
815	5.875%—05/15/2026[3]	793
	Griffon Corp.
3,725	5.250%—03/01/2022	3,497
	Jeld-Wen Inc.
1,900	4.625%—12/15/2025[3]	1,712
	Masonite International Corp.
800	5.625%—03/15/2023[3]	798
830	5.750%—09/15/2026[3]	791
		1,589
	New Enterprise Stone & Lime Co. Inc.
1,975	6.250%—03/15/2026[3]	1,931
	Standard Industries Inc.
1,702	4.750%—01/15/2028[3]	1,527
2,750	5.500%—02/15/2023[3]	2,702
		4,229
	Summit Materials LLC
2,000	6.125%—07/15/2023	1,945
310	8.500%—04/15/2022	328
		2,273
		16,024
CAPITAL MARKETS—0.4%
	Deutsche Bank AG
1,585	4.875%—12/01/2032[1]	1,352
	Refinitiv US Holdings Inc.
1,955	6.250%—05/15/2026[3]	1,948
		3,300
CHEMICALS—2.3%
	Blue Cube Spinco LLC
975	9.750%—10/15/2023	1,087
987	10.000%—10/15/2025	1,123
		2,210
	GCP Applied Technologies Inc.
1,555	5.500%—04/15/2026[3]	1,506
	NOVA Chemicals Corp.
1,500	4.875%—06/01/2024[3]	1,383
2,500	5.250%—08/01/2023[3]	2,422
		3,805
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CHEMICALS—Continued
	OCI NV
$1,775	6.625%—04/15/2023[3]	$ 1,826
	Platform Specialty Products Corp.
485	6.500%—02/01/2022[3]	493
	PQ Corp.
4,000	6.750%—11/15/2022[3]	4,135
	Trinseo LLC
1,290	5.375%—09/01/2025[3]	1,203
	Tronox Inc.
2,670	6.500%—04/15/2026[3]	2,450
	Venator Materials Corp.
850	5.750%—07/15/2025[3]	729
		18,357
COMMERCIAL SERVICES & SUPPLIES—3.1%
	Brink's Co.
2,985	4.625%—10/15/2027[3]	2,754
	Clean Harbors Inc.
5,000	5.125%—06/01/2021	5,012
	Covanta Holding Corp.
1,025	5.875%—07/01/2025	997
	GFL Environmental Inc.
1,775	5.375%—03/01/2023[3]	1,633
1,000	5.625%—05/01/2022[3]	955
		2,588
	Harland Clarke Holdings Corp.
995	8.375%—08/15/2022[3]	903
	Hulk Finance Corp.
1,500	7.000%—06/01/2026[3]	1,384
	LSC Communications Inc.
1,195	8.750%—10/15/2023[3]	1,285
	NuStar Logistics LP
2,000	6.750%—02/01/2021	2,085
	RR Donnelley & Sons Co.
2,934	6.000%—04/01/2024	2,839
485	6.500%—11/15/2023	468
		3,307
	Waste Pro USA Inc.
1,450	5.500%—02/15/2026[3]	1,377
	Williams Scotsman International Inc.
480	6.875%—08/15/2023[3]	477
2,990	7.875%—12/15/2022[3]	3,080
		3,557
		25,249
COMMUNICATIONS EQUIPMENT—1.4%
	Anixter Inc.
970	6.000%—12/01/2025[3]	975
	Commscope Inc.
500	5.000%—06/15/2021[3]	500
	Hughes Satellite Systems Corp.
1,500	6.500%—06/15/2019	1,524
800	6.625%—08/01/2026	764
4,000	7.625%—06/15/2021	4,252
		6,540
	Viasat Inc.
3,250	5.625%—09/15/2025[3]	3,026
		11,041

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CONSTRUCTION & ENGINEERING—0.3%
	AECOM
$2,650	5.125%—03/15/2027	$ 2,478
CONSUMER FINANCE—2.2%
	Ally Financial Inc.
800	4.125%—03/30/2020	801
1,000	4.625%—05/19/2022	1,003
500	5.750%—11/20/2025	514
3,000	7.500%—09/15/2020	3,187
1,005	8.000%—11/01/2031	1,213
		6,718
	Navient Corp.
1,000	5.000%—10/26/2020	1,008
350	6.750%—06/15/2026	335
		1,343
	Navient Corp. MTN[4]
2,655	5.500%—01/25/2023	2,617
2,000	7.250%—01/25/2022	2,088
		4,705
	Springleaf Finance Corp.
500	5.625%—03/15/2023	487
1,000	6.000%—06/01/2020	1,025
1,000	6.875%—03/15/2025	960
2,675	7.750%—10/01/2021	2,839
		5,311
		18,077
CONTAINERS & PACKAGING—2.6%
	ARD Finance SA
1,744	7.125%—09/15/2023	1,701
	Ardagh Packaging Finance plc
300	4.625%—05/15/2023[3]	292
2,006	6.000%—02/15/2025[3]	1,886
		2,178
	Berry Global Inc.
1,000	6.000%—10/15/2022	1,024
	Berry Plastics Corp.
1,625	5.125%—07/15/2023	1,623
	BWAY Holding Co.
3,000	5.500%—04/15/2024[3]	2,887
1,350	7.250%—04/15/2025[3]	1,283
		4,170
	Cascades Inc.
1,890	5.500%—07/15/2022[3]	1,885
2,000	5.750%—07/15/2023[3]	1,980
		3,865
	Crown Americas LLC
1,000	4.750%—02/01/2026[3]	946
	Flex Acquisition Co. Inc.
2,000	6.875%—01/15/2025[3]	1,880
320	7.875%—07/15/2026[3]	310
		2,190
	OI European Group BV
925	4.000%—03/15/2023[3]	868
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CONTAINERS & PACKAGING—Continued
	Reynolds Group Issuer Inc.
$750	5.125%—07/15/2023[3]	$ 735
1,696	5.750%—10/15/2020	1,698
		2,433
		20,998
DISTRIBUTORS—0.1%
	LKQ Corp.
750	4.750%—05/15/2023	728
DIVERSIFIED CONSUMER SERVICES—0.1%
	Frontdoor Inc.
645	6.750%—08/15/2026[3]	660
	Service Corp. International
200	4.625%—12/15/2027	188
		848
DIVERSIFIED FINANCIAL SERVICES—1.4%
	Avolon Holdings Funding Ltd.
1,615	5.125%—10/01/2023[3]	1,589
	Compass Group Diversified Holdings LLC
1,070	8.000%—05/01/2026[3]	1,097
	DAE Funding LLC
470	4.000%—08/01/2020[3]	466
2,000	5.000%—08/01/2024[3]	1,955
		2,421
	Fidelity & Guaranty Life Holdings Inc.
1,620	5.500%—05/01/2025[3]	1,614
	Park Aerospace Holdings Ltd.
615	5.250%—08/15/2022[3]	613
	Virtu Financial Inc.
2,455	6.750%—06/15/2022[3]	2,510
	WeWork Cos. Inc.
1,310	7.875%—05/01/2025[3]	1,208
		11,052
DIVERSIFIED TELECOMMUNICATION SERVICES—4.6%
	Altice Financing SA
2,100	7.500%—05/15/2026[3]	1,979
	Altice Luxembourg SA
200	7.625%—02/15/2025[3]	171
2,000	7.750%—05/15/2022[3]	1,858
		2,029
	CenturyLink Inc.
5,000	5.625%—04/01/2020	5,081
2,150	5.800%—03/15/2022	2,153
1,000	6.450%—06/15/2021	1,026
585	6.750%—12/01/2023	598
1,650	7.500%—04/01/2024	1,737
		10,595
	Frontier Communications Corp.
3,000	7.125%—01/15/2023	2,010
210	7.625%—04/15/2024	127
270	8.500%—04/01/2026[3]	252
685	8.750%—04/15/2022	536
500	11.000%—09/15/2025	369
		3,294
	GCI Inc.
4,000	6.750%—06/01/2021	4,039

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
DIVERSIFIED TELECOMMUNICATION SERVICES—Continued
	Inmarsat Finance plc
$4,000	4.875%—05/15/2022[3]	$ 3,938
	Intelsat Connect Finance SA
1,275	9.500%—02/15/2023[3]	1,227
	Intelsat Jackson Holdings SA
750	5.500%—08/01/2023	673
8	7.500%—04/01/2021	8
3,580	8.500%—10/15/2024[3]	3,522
		4,203
	Level 3 Communications Inc.
1,925	5.750%—12/01/2022	1,925
	Telecom Italia Capital SA
625	6.000%—09/30/2034	567
775	6.375%—11/15/2033	713
		1,280
	Telecom Italia SpA
2,000	5.303%—05/30/2024[3]	1,893
	Wind Tre SpA
1,035	5.000%—01/20/2026[3]	886
		37,288
ELECTRIC UTILITIES—0.6%
	Talen Energy Supply LLC
660	6.500%—06/01/2025	495
1,340	9.500%—07/15/2022[3]	1,367
		1,862
	Vistra Energy Corp.
3,000	7.375%—11/01/2022	3,120
		4,982
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.8%
	Anixter Inc.
6,000	5.125%—10/01/2021	6,060
ENERGY EQUIPMENT & SERVICES—3.0%
	Archrock Partners LP
2,000	6.000%—04/01/2021-10/01/2022	1,990
	CSI Compressco LP
1,770	7.500%—04/01/2025[3]	1,783
	Ensco plc
1,325	7.750%—02/01/2026	1,241
	Oceaneering International Inc.
285	6.000%—02/01/2028	278
	Precision Drilling Corp.
1,015	7.125%—01/15/2026[3]	1,010
	Pride International LLC
1,000	7.875%—08/15/2040	900
	Transocean Guardian Ltd.
1,035	5.875%—01/15/2024[3]	1,029
	Transocean Inc.
1,565	6.800%—03/15/2038	1,266
1,160	7.250%—11/01/2025[3]	1,131
1,335	7.500%—01/15/2026[3]	1,315
		3,712
	Transocean Pontus Ltd.
815	6.125%—08/01/2025[3]	812
	Trinidad Drilling Ltd.
2,375	6.625%—02/15/2025[3]	2,387
	Unit Corp.
5,000	6.625%—05/15/2021	4,987
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
ENERGY EQUIPMENT & SERVICES—Continued
	USA Compression Partners LP
$1,195	6.875%—04/01/2026[3]	$ 1,220
	Weatherford International LLC
500	9.875%—03/01/2025[3]	390
	Weatherford International Ltd.
1,075	6.750%—09/15/2040	731
1,500	7.750%—06/15/2021	1,247
1,085	8.250%—06/15/2023	835
		2,813
		24,552
ENTERTAINMENT—1.3%
	AMC Entertainment Holdings Inc.
1,125	5.750%—06/15/2025	1,045
1,925	5.875%—11/15/2026	1,771
		2,816
	Cinemark USA Inc.
1,840	5.125%—12/15/2022	1,854
	Meredith Corp.
1,850	6.875%—02/01/2026[3]	1,854
	NetFlix Inc.
1,500	4.875%—04/15/2028[3]	1,378
350	5.500%—02/15/2022	359
600	6.375%—05/15/2029[3]	601
		2,338
	WMG Acquisition Corp.
1,518	5.625%—04/15/2022[3]	1,541
		10,403
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—4.0%
	CoreCivic Inc.
2,250	4.750%—10/15/2027	1,927
	CyrusOne LP
1,000	5.000%—03/15/2024	1,003
	Equinix Inc.
1,854	5.375%—01/01/2022-05/15/2027	1,869
	FelCor Lodging LP
1,000	6.000%—06/01/2025	1,039
	GEO Group Inc.
500	5.125%—04/01/2023	471
2,650	5.875%—01/15/2022	2,630
		3,101
	Iron Mountain Inc.
1,345	4.875%—09/15/2027[3]	1,204
2,925	5.250%—03/15/2028[3]	2,640
500	5.750%—08/15/2024	492
2,232	6.000%—08/15/2023	2,290
		6,626
	Kennedy-Wilson Inc.
3,250	5.875%—04/01/2024	3,136
	Ladder Capital Finance Corp.
2,250	5.250%—10/01/2025[3]	2,093
460	5.875%—08/01/2021[3]	466
		2,559
	MPT Operating Partnership LP
1,050	5.000%—10/15/2027	989
1,000	6.375%—03/01/2024	1,040
		2,029

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—Continued
	RHP Hotel Properties LP
$4,000	5.000%—04/15/2021-04/15/2023	$ 4,006
	Sabra Health Care LP
2,500	5.500%—02/01/2021	2,534
	SBA Communications Corp.
1,745	4.000%—10/01/2022	1,680
	Uniti Group Inc.
1,048	6.000%—04/15/2023[3]	1,009
100	7.125%—12/15/2024[3]	89
		1,098
		32,607
FOOD & STAPLES RETAILING—0.7%
	Albertsons Companies LLC
3,390	5.750%—03/15/2025	3,000
1,005	6.625%—06/15/2024	955
		3,955
	Rite Aid Corp.
1,905	6.125%—04/01/2023[3]	1,628
		5,583
FOOD PRODUCTS—0.8%
	B&G Foods Inc.
3,000	5.250%—04/01/2025	2,869
	Dean Foods Co.
775	6.500%—03/15/2023[3]	716
	Post Holdings Inc.
2,149	5.500%—03/01/2025[3]	2,086
1,000	5.750%—03/01/2027[3]	958
		3,044
		6,629
GAS UTILITIES—0.6%
	AmeriGas Partners LP
1,000	5.750%—05/20/2027	932
	DCP Midstream Operating LP
1,000	6.750%—09/15/2037[3]	1,045
	Ferrellgas LP
1,800	6.750%—06/15/2023	1,562
	Suburban Propane Partners LP
1,600	5.875%—03/01/2027	1,468
		5,007
HEALTH CARE EQUIPMENT & SUPPLIES—0.3%
	Hologic Inc.
1,000	4.375%—10/15/2025[3]	942
	Teleflex Inc.
1,480	4.625%—11/15/2027	1,386
		2,328
HEALTH CARE PROVIDERS & SERVICES—7.9%
	Acadia Healthcare Co. Inc.
1,000	5.125%—07/01/2022	1,002
1,840	5.625%—02/15/2023	1,851
		2,853
	Air Medical Merger Sub Corp.
2,510	6.375%—05/15/2023[3]	2,268
	AMN Healthcare Inc.
375	5.125%—10/01/2024[3]	362
	Centene Corp.
7,750	5.625%—02/15/2021	7,876
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HEALTH CARE PROVIDERS & SERVICES—Continued
	DaVita Inc.
$1,710	5.000%—05/01/2025	$ 1,616
580	5.125%—07/15/2024	555
3,500	5.750%—08/15/2022	3,538
		5,709
	Envision Healthcare Corp.
1,625	8.750% (1 Month USD Libor + 3.750) 10/15/2026[1,3]	1,580
	HCA Healthcare Inc.
2,500	6.250%—02/15/2021	2,603
	HCA Inc.
3,500	4.750%—05/01/2023	3,544
1,450	5.375%—02/01/2025-09/01/2026	1,446
1,500	5.500%—06/15/2047	1,480
1,900	5.625%—09/01/2028	1,886
3,000	5.875%—03/15/2022-02/15/2026	3,128
2,350	6.500%—02/15/2020	2,432
		13,916
	LifePoint Health Inc.
1,000	5.500%—12/01/2021	1,014
	Molina Healthcare Inc.
2,000	5.375%—11/15/2022	2,010
	MPH Acquisition Holdings LLC
805	7.125%—06/01/2024[3]	820
	NVA Holdings Inc.
1,250	6.875%—04/01/2026[3]	1,241
	Polaris Intermediate Corp.
4,750	8.500%—12/01/2022[3]	4,887
	RegionalCare Hospital Partners Holdings Inc.
3,335	8.250%—05/01/2023[3]	3,539
	Sotera Health Topco Inc.
2,000	8.125%—11/01/2021[3]	1,970
	Team Health Holdings Inc.
1,395	6.375%—02/01/2025[3]	1,207
	Tenet Healthcare Corp.
850	4.375%—10/01/2021	845
3,915	4.625%—07/15/2024	3,783
2,000	6.000%—10/01/2020	2,053
1,390	6.875%—11/15/2031	1,237
500	8.125%—04/01/2022	523
		8,441
	Vizient Inc.
515	10.375%—03/01/2024[3]	564
	West Street Merger Sub Inc.
1,000	6.375%—09/01/2025[3]	943
		63,803
HEALTH CARE TECHNOLOGY—0.2%
	Change Healthcare Holdings LLC
1,405	5.750%—03/01/2025[3]	1,379
HOTELS, RESTAURANTS & LEISURE—3.3%
	Boyd Gaming Corp.
750	6.000%—08/15/2026	727
	Brinker International Inc.
2,500	3.875%—05/15/2023	2,350
500	5.000%—10/01/2024[3]	472
		2,822
	Delta Merger Sub Inc.
1,000	6.000%—09/15/2026[3]	984
	ESH Hospitality Inc.
3,750	5.250%—05/01/2025[3]	3,558

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HOTELS, RESTAURANTS & LEISURE—Continued
	Hilton Domestic Operating Co. Inc.
$1,200	5.125%—05/01/2026[3]	$ 1,176
	International Game Technology plc
2,090	6.250%—02/15/2022-01/15/2027[3]	2,116
	IRB Holding Corp.
2,500	6.750%—02/15/2026[3]	2,400
	Marriott Ownership Resorts Inc.
750	6.500%—09/15/2026[3]	759
	Merlin Entertainments plc
205	5.750%—06/15/2026[3]	206
	MGM Resorts International
1,000	5.750%—06/15/2025	980
630	6.625%—12/15/2021	661
1,500	7.750%—03/15/2022	1,615
		3,256
	New Red Finance Inc.
500	4.625%—01/15/2022[3]	497
1,945	5.000%—10/15/2025[3]	1,828
		2,325
	Scientific Games International Inc.
2,000	6.625%—05/15/2021	1,945
	SIX Flags Entertainment Corp.
305	4.875%—07/31/2024[3]	289
	Stars Group Holdings BV / Stars Group US Co.-Borrower LLC
1,620	7.000%—07/15/2026[3]	1,648
	Vici Properties Inc.
155	8.000%—10/15/2023	171
	Viking Cruises Ltd.
1,600	5.875%—09/15/2027[3]	1,528
	VOC Escrow Ltd.
860	5.000%—02/15/2028[3]	813
		26,723
HOUSEHOLD DURABLES—1.2%
	Lennar Corp.
2,725	4.500%—04/30/2024	2,611
500	4.750%—04/01/2021	504
1,000	4.875%—12/15/2023	980
475	5.250%—06/01/2026	455
400	5.875%—11/15/2024	405
		4,955
	M/I Homes Inc.
1,205	5.625%—08/01/2025	1,115
	Toll Brothers Finance Corp.
710	4.350%—02/15/2028	630
	Tri Pointe Group Inc.
1,400	4.875%—07/01/2021	1,389
2,000	5.250%—06/01/2027	1,710
		3,099
		9,799
HOUSEHOLD PRODUCTS—1.3%
	Central Garden & Pet Co.
750	6.125%—11/15/2023	767
	Energizer Holdings Inc.
1,970	5.500%—06/15/2025[3]	1,921
	First Quality Finance Co. Inc.
4,425	4.625%—05/15/2021[3]	4,369
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HOUSEHOLD PRODUCTS—Continued
	Prestige Brands Inc.
$2,720	5.375%—12/15/2021[3]	$ 2,696
815	6.375%—03/01/2024[3]	809
		3,505
		10,562
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—1.6%
	AES Corp.
1,065	4.000%—03/15/2021	1,057
585	4.500%—03/15/2023	578
1,000	5.500%—04/15/2025	1,008
300	6.000%—05/15/2026	308
		2,951
	Calpine Corp.
505	5.250%—06/01/2026[3]	466
1,000	5.500%—02/01/2024	911
1,500	5.750%—01/15/2025	1,346
		2,723
	Clearway Energy Operating LLC
1,485	5.750%—10/15/2025[3]	1,466
	NRG Energy Inc.
550	5.750%—01/15/2028	550
3,350	6.250%—05/01/2024	3,437
		3,987
	Terraform Power Operating LLC
583	4.250%—01/31/2023[3]	554
1,020	5.000%—01/31/2028[3]	915
		1,469
		12,596
INSURANCE—0.8%
	Acrisure Finance Inc.
2,830	7.000%—11/15/2025[3]	2,540
	Hub International Ltd.
1,620	7.000%—05/01/2026[3]	1,585
	NFP Corp.
2,395	6.875%—07/15/2025[3]	2,329
		6,454
INTERACTIVE MEDIA & SERVICES—0.2%
	Match Group Inc.
1,380	6.375%—06/01/2024	1,440
IT SERVICES—1.4%
	Alliance Data Systems Corp. MTN[4]
2,500	5.875%—11/01/2021[3]	2,550
	First Data Corp.
2,515	5.375%—08/15/2023[3]	2,543
1,500	5.750%—01/15/2024[3]	1,515
		4,058
	Rackspace Hosting Inc.
355	8.625%—11/15/2024[3]	335
	Sabre GLBL Inc.
220	5.250%—11/15/2023[3]	218
	WEX Inc.
4,000	4.750%—02/01/2023[3]	4,010
		11,171

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
LEISURE PRODUCTS—0.4%
	NCL Corp. Ltd.
$500	4.750%—12/15/2021[3]	$ 501
	Wyndham Destinations Inc.
1,400	3.900%—03/01/2023	1,302
195	5.400%—04/01/2024	189
1,350	5.750%—04/01/2027	1,257
		2,748
		3,249
LIFE SCIENCES TOOLS & SERVICES—0.6%
	Eagle Holding Co. II LLC
3,000	7.625%—05/15/2022[3]	3,023
	IQVIA Inc.
1,750	4.875%—05/15/2023[3]	1,739
		4,762
MACHINERY—0.3%
	Allison Transmission Inc.
1,200	4.750%—10/01/2027[3]	1,105
	EnPro Industries Inc.
1,455	5.750%—10/15/2026[3]	1,441
		2,546
MEDIA—11.1%
	Altice France SA
1,265	6.250%—05/15/2024[3]	1,219
3,000	7.375%—05/01/2026[3]	2,891
		4,110
	AMC Networks Inc.
4,998	4.750%—08/01/2025	4,659
	Block Communications Inc.
2,515	6.875%—02/15/2025[3]	2,562
	Cable One Inc.
2,885	5.750%—06/15/2022[3]	2,935
	Cablevision Systems Corp.
5,000	8.000%—04/15/2020	5,231
	CCO Holdings LLC
1,500	5.000%—02/01/2028[3]	1,404
2,500	5.125%—05/01/2027[3]	2,360
5,500	5.250%—03/15/2021-09/30/2022	5,537
3,000	5.875%—04/01/2024[3]	3,034
		12,335
	Cequel Communications Holdings I LLC / Cequel Capital Corp.
2,000	5.125%—12/15/2021[3]	2,000
	CSC Holdings LLC
2,000	5.250%—06/01/2024	1,932
1,000	5.375%—02/01/2028[3]	945
2,090	10.875%—10/15/2025[3]	2,417
		5,294
	DISH DBS Corp.
5,000	5.000%—03/15/2023	4,393
5,000	5.875%—11/15/2024	4,269
		8,662
	EW Scripps Co.
2,250	5.125%—05/15/2025[3]	2,121
	Graham Holdings Co.
945	5.750%—06/01/2026[3]	954
	Lamar Media Corp.
500	5.000%—05/01/2023	502
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
MEDIA—Continued
	Lin Television Corp.
$550	5.875%—11/15/2022	$ 560
	Mediacom Broadband LLC
1,000	5.500%—04/15/2021	1,008
	Midcontinent Finance Corp.
2,000	6.875%—08/15/2023[3]	2,090
	Outfront Media Capital LLC
1,400	5.875%—03/15/2025	1,409
	Quebecor Media Inc.
600	5.750%—01/15/2023	604
	Radiate HoldCo LLC
2,000	6.625%—02/15/2025[3]	1,875
310	6.875%—02/15/2023[3]	299
		2,174
	Sable International Finance Ltd.
735	6.875%—08/01/2022[3]	769
	Sinclair Television Group Inc.
4,158	6.125%—10/01/2022	4,210
	Sirius XM Radio Inc.
1,294	5.000%—08/01/2027[3]	1,223
4,000	6.000%—07/15/2024[3]	4,099
		5,322
	TEGNA Inc.
190	4.875%—09/15/2021[3]	189
750	6.375%—10/15/2023	770
		959
	Telenet Finance Luxembourg Notes Sarl
3,600	5.500%—03/01/2028[3]	3,369
	Townsquare Media Inc.
2,235	6.500%—04/01/2023[3]	2,065
	Tribune Media Co.
3,000	5.875%—07/15/2022	3,053
	Univision Communications Inc.
1,000	5.125%—02/15/2025[3]	916
74	6.750%—09/15/2022[3]	76
		992
	UPCB Finance IV Ltd.
3,500	5.375%—01/15/2025[3]	3,414
	Virgin Media Finance plc
500	5.750%—01/15/2025[3]	484
1,225	6.000%—10/15/2024[3]	1,200
		1,684
	Virgin Media Secured Finance plc
880	5.250%—01/15/2021	893
250	5.500%—08/15/2026[3]	236
		1,129
	Ziggo Bond Finance BV
2,405	5.875%—01/15/2025[3]	2,213
1,000	6.000%—01/15/2027[3]	892
		3,105
		89,281
METALS & MINING—3.3%
	AK Steel Corp.
945	7.000%—03/15/2027	841
	Alcoa Nederland Holding BV
1,140	6.125%—05/15/2028[3]	1,140
	Alliance Resource Operating Partners
2,000	7.500%—05/01/2025[3]	2,082

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
METALS & MINING—Continued
	Commercial Metals Co.
$1,475	5.375%—07/15/2027	$ 1,370
	Constellium NV
804	5.750%—05/15/2024[3]	769
1,950	6.625%—03/01/2025[3]	1,916
		2,685
	FMG Resources August 2006 Pty Ltd.
2,500	4.750%—05/15/2022[3]	2,409
2,000	5.125%—03/15/2023[3]	1,935
		4,344
	Freeport-McMoRan Inc.
1,750	3.550%—03/01/2022	1,660
2,785	3.875%—03/15/2023	2,583
1,223	5.400%—11/14/2034	1,076
1,000	5.450%—03/15/2043	853
234	6.875%—02/15/2023	246
		6,418
	Grinding Media Inc.
1,000	7.375%—12/15/2023[3]	1,030
	Novelis Corp.
500	5.875%—09/30/2026[3]	473
2,770	6.250%—08/15/2024[3]	2,749
		3,222
	Steel Dynamics Inc.
1,800	5.125%—10/01/2021	1,816
546	5.250%—04/15/2023	549
		2,365
	Teck Resources Ltd.
840	5.200%—03/01/2042	750
334	8.500%—06/01/2024[3]	363
		1,113
		26,610
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—0.5%
	Starwood Property Trust Inc.
1,385	3.625%—02/01/2021[3]	1,349
821	4.750%—03/15/2025	784
2,000	5.000%—12/15/2021	1,995
		4,128
OIL, GAS & CONSUMABLE FUELS—10.0%
	Ascent Resources Utica Holdings LLC
650	7.000%—11/01/2026[3]	632
650	10.000%—04/01/2022[3]	719
		1,351
	Baytex Energy Corp.
550	5.125%—06/01/2021[3]	538
3,000	5.625%—06/01/2024[3]	2,707
		3,245
	Berry Petroleum Co. LLC
715	7.000%—02/15/2026[3]	712
	Blue Racer Midstream LLC
765	6.125%—11/15/2022[3]	784
	Bruin E&P Partners LLC
1,335	8.875%—08/01/2023[3]	1,317
	Callon Petroleum Co.
1,080	6.375%—07/01/2026	1,077
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—Continued
	Cheniere Energy Partners LP
$1,000	5.250%—10/01/2025	$ 984
1,100	5.625%—10/01/2026[3]	1,086
		2,070
	Chesapeake Energy Corp.
3,000	8.000%—06/15/2027	2,989
	CNX Midstream Partners LP
1,190	6.500%—03/15/2026[3]	1,163
	Crownrock Finance Inc.
2,750	5.625%—10/15/2025[3]	2,623
	Energy Transfer Equity LP
1,000	7.500%—10/15/2020	1,061
	Enlink Midstream Partners LP
770	4.150%—06/01/2025	717
755	4.850%—07/15/2026	716
		1,433
	Extraction Oil & Gas Inc.
1,800	5.625%—02/01/2026[3]	1,530
1,085	7.375%—05/15/2024[3]	1,023
		2,553
	Genesis Energy LP
500	6.000%—05/15/2023	474
2,250	6.750%—08/01/2022	2,272
		2,746
	Global Partners LP
1,450	7.000%—06/15/2023	1,450
	Great Western Petroleum LLC
1,000	9.000%—09/30/2021[3]	955
	Gulfport Energy Corp.
1,500	6.000%—10/15/2024	1,414
1,205	6.375%—01/15/2026	1,126
		2,540
	Indigo Natural Resources LLC
2,000	6.875%—02/15/2026[3]	1,900
	Jagged Peak Energy LLC
1,500	5.875%—05/01/2026[3]	1,466
	Jonah Energy LLC
1,000	7.250%—10/15/2025[3]	800
	Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp.
1,635	6.000%—08/01/2026[3]	1,619
	Matador Resources Co.
1,015	5.875%—09/15/2026[3]	995
	Murphy Oil Corp.
1,900	5.875%—12/01/2042	1,710
	Nabors Industries Inc.
2,325	5.750%—02/01/2025	2,152
	NGL Energy Partners LP
2,535	5.125%—07/15/2019	2,551
1,600	7.500%—11/01/2023	1,578
		4,129
	NGPL Pipeco LLC
555	4.375%—08/15/2022[3]	551
1,705	4.875%—08/15/2027[3]	1,647
		2,198
	Oasis Petroleum Inc.
3,865	6.875%—03/15/2022-01/15/2023	3,903
	Parkland Fuel Corp.
1,730	6.000%—04/01/2026[3]	1,695

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—Continued
	PDC Energy Inc.
$1,650	5.750%—05/15/2026	$ 1,520
500	6.125%—09/15/2024	479
		1,999
	QEP Resources Inc.
50	5.250%—05/01/2023	48
500	5.625%—03/01/2026	473
500	6.875%—03/01/2021	522
		1,043
	Range Resources Corp.
4,415	5.875%—07/01/2022	4,459
	Rockies Express Pipeline LLC
2,830	6.000%—01/15/2019[3]	2,844
1,060	6.875%—04/15/2040[3]	1,158
		4,002
	Rose Rock Midstream LP
2,500	5.625%—07/15/2022	2,413
	Sanchez Energy Corp.
200	6.125%—01/15/2023	76
7,000	7.750%—06/15/2021	3,535
		3,611
	SM Energy Co.
262	6.125%—11/15/2022	266
390	6.625%—01/15/2027	394
		660
	Southwestern Energy Co.
1,025	7.500%—04/01/2026	1,048
	Summit Midstream Holdings LLC
2,150	5.750%—04/15/2025	2,069
	Sunoco LP
1,840	4.875%—01/15/2023[3]	1,778
695	5.500%—02/15/2026[3]	664
		2,442
	Tallgrass Energy Finance Corp.
785	4.750%—10/01/2023[3]	779
1,000	5.500%—09/15/2024[3]	1,011
		1,790
	Targa Resources Partners LP
660	5.000%—01/15/2028	628
	Whiting Petroleum Corp.
95	6.625%—01/15/2026	95
	Wildhorse Resource Development Corp.
1,360	6.875%—02/01/2025	1,360
		80,255
PHARMACEUTICALS—2.4%
	Bausch Health Cos. Inc.
2,250	5.500%—11/01/2025[3]	2,214
2,300	5.625%—12/01/2021[3]	2,274
2,250	6.125%—04/15/2025[3]	2,075
4,959	7.500%—07/15/2021[3]	5,046
920	8.500%—01/31/2027[3]	938
		12,547
	Endo Finance LLC
500	7.250%—01/15/2022[3]	476
	Mallinckrodt International Finance SA
725	4.750%—04/15/2023	598
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
PHARMACEUTICALS—Continued
$200	5.625%—10/15/2023[3]	$ 173
800	5.750%—08/01/2022[3]	718
		1,489
	Teva Pharmaceutical Finance Netherlands III BV
2,000	2.200%—07/21/2021	1,869
2,575	6.000%—04/15/2024	2,565
		4,434
		18,946
PROFESSIONAL SERVICES—0.7%
	Nielsen Finance LLC.
1,500	4.500%—10/01/2020	1,500
2,725	5.000%—04/15/2022[3]	2,660
		4,160
	Tempo Acquisition LLC
1,420	6.750%—06/01/2025[3]	1,356
		5,516
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.7%
	Freedom Mortgage Corp.
280	8.125%—11/15/2024[3]	261
480	8.250%—04/15/2025[3]	446
		707
	Greystar Real Estate Partners LLC
500	5.750%—12/01/2025[3]	486
	Realogy Group LLC
1,000	4.875%—06/01/2023[3]	910
3,500	5.250%—12/01/2021[3]	3,443
		4,353
		5,546
ROAD & RAIL—0.4%
	Avis Budget Car Rental LLC
1,000	5.500%—04/01/2023	976
	Herc Rentals Inc.
2,048	7.500%—06/01/2022[3]	2,140
	Hertz Corp.
319	7.625%—06/01/2022[3]	307
		3,423
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.5%
	Advanced Micro Devices Inc.
837	7.000%—07/01/2024	876
1,500	7.500%—08/15/2022	1,648
		2,524
	Entegris Inc.
1,298	4.625%—02/10/2026[3]	1,212
		3,736
SOFTWARE—1.2%
	ACI Worldwide Inc.
1,086	5.750%—08/15/2026[3]	1,090
	Banff Merger Sub Inc.
685	9.750%—09/01/2026[3]	664
	CDK Global Inc.
500	3.800%—10/15/2019	500
	Infor Software Parent LLC
2,014	7.125%—05/01/2021[3]	2,034

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
SOFTWARE—Continued
	Infor US Inc.
$485	5.750%—08/15/2020[3]	$ 491
	Informatica LLC
1,500	7.125%—07/15/2023[3]	1,538
	Nuance Communications Inc.
19	5.375%—08/15/2020[3]	19
3,000	6.000%—07/01/2024	3,049
		3,068
	Open Text Corp.
270	5.625%—01/15/2023[3]	273
		9,658
SPECIALTY RETAIL—1.2%
	Asbury Automotive Group Inc.
247	6.000%—12/15/2024	244
	L Brands Inc.
1,190	5.250%—02/01/2028	1,016
500	5.625%—02/15/2022	509
1,480	6.875%—11/01/2035	1,266
		2,791
	Party City Holdings Inc.
1,156	6.625%—08/01/2026[3]	1,127
	Penske Automotive Group Inc.
3,000	5.750%—10/01/2022	3,043
	PetSmart Inc.
2,100	5.875%—06/01/2025[3]	1,654
	Sonic Automotive Inc.
1,250	5.000%—05/15/2023	1,169
		10,028
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.0%
	Diamond 1 Finance Corp.
2,000	5.875%—06/15/2021[3]	2,033
850	7.125%—06/15/2024[3]	900
		2,933
	EMC Corp.
345	2.650%—06/01/2020	336
750	3.375%—06/01/2023	699
		1,035
	NCR Corp.
3,320	5.875%—12/15/2021	3,337
	Seagate HDD Cayman
889	4.875%—03/01/2024	842
		8,147
THRIFTS & MORTGAGE FINANCE—1.1%
	Nationstar Mortgage LLC
3,750	6.500%—07/01/2021	3,757
	Quicken Loans Inc.
3,400	5.250%—01/15/2028[3]	3,030
750	5.750%—05/01/2025[3]	727
		3,757
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
THRIFTS & MORTGAGE FINANCE—Continued
	Wand Merger Corp.
$1,230	8.125%—07/15/2023[3]	$ 1,255
		8,769
TRADING COMPANIES & DISTRIBUTORS—0.6%
	United Rentals North America Inc.
495	4.625%—10/15/2025	460
2,000	4.875%—01/15/2028	1,807
850	5.500%—05/15/2027	810
2,000	5.750%—11/15/2024	2,012
		5,089
WIRELESS TELECOMMUNICATION SERVICES—3.5%
	C&W Senior Financing DAC
1,470	7.500%—10/15/2026[3]	1,477
	Sprint Capital Corp.
2,750	6.875%—11/15/2028	2,709
590	8.750%—03/15/2032	643
		3,352
	Sprint Communications Inc.
3,400	6.000%—11/15/2022	3,440
	Sprint Corp.
2,875	7.125%—06/15/2024	2,947
4,250	7.250%—09/15/2021	4,446
670	7.625%—02/15/2025	698
1,000	7.875%—09/15/2023	1,070
		9,161
	T-Mobile USA Inc.
600	4.000%—04/15/2022	594
500	4.500%—02/01/2026	469
1,380	4.750%—02/01/2028	1,280
850	5.125%—04/15/2025	840
850	5.375%—04/15/2027	833
1,300	6.000%—03/01/2023-04/15/2024	1,333
5,500	6.500%—01/15/2024-01/15/2026	5,786
		11,135
		28,565
TOTAL CORPORATE BONDS & NOTES
(Cost $782,256)		761,526
TOTAL INVESTMENTS—97.7%
(Cost $809,296)		788,582
CASH AND OTHER ASSETS, LESS LIABILITIES—2.3%		18,172
TOTAL NET ASSETS—100.0%		$806,754

FAIR VALUE MEASUREMENTS
All investments at October 31, 2018 (as disclosed in the preceding Portfolio of Investments) were classified as Level 2. There were no Level 3 investments at October 31, 2018 or 2017.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

1	Variable rate security, the stated rate represents the rate in effect at October 31, 2018.
2	Floating rate security, the stated rate represents the rate in effect at October 31, 2018.
3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2018, the aggregate value of these securities was $365,443 or 45% of net assets.
4	MTN after the name of a security stands for Medium Term Note.
The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Opportunities Fund
Managers’ Commentary (Unaudited)

Subadviser
Crescent Capital Group LP
11100 Santa Monica Blvd
Suite 2000
Los Angeles, CA 90025
Portfolio Managers
John A. Fekete
Since 2017
Conrad E. Chen
Since 2017
Ross M. Slusser
Since 2017
Scott K. Fukumoto
Since 2017
Crescent Capital has subadvised the Fund since 2017.
Investment Objective
The Fund seeks total return.
John A. Fekete

Conrad E. Chen

Ross M. Slusser

Scott K. Fukumoto

Management’s Discussion of
Fund Performance
MARKET REVIEW
The U.S. high-yield market generated positive returns for the 12 months ended October 31, 2018, returning 0.86% as measured by the ICE BofAML U.S. High Yield Index (H0A0) (the “Index”). At the end of 2017, there was little volatility and high-yield bonds were supported by steadily increasing oil prices, rising global equities and healthy economic growth. However, the successful passage of tax reform and a 25 basis point interest rate hike in December by the U.S. Federal Reserve (Fed) triggered 5-year U.S. Treasury yields to spike to a month-end close of 2.2%, which was nearly a 7-year high at that time. The sentiment quickly changed and volatility returned to the market in the first four months of 2018 on the backdrop of global equity weakness, inflation and rate concerns, and an escalating trade war between the U.S. and China. Crude oil prices reached a 4-year peak; nevertheless, high-yield Energy bonds continued to lag the broader high-yield market in both February and March. The collective concerns of the market caused total return losses across most asset classes in the first quarter of 2018 as investors gravitated towards less risky assets or those less sensitive to rising interest rates. After a weak first quarter performance, U.S. high-yield recovered in the second and third quarters, posting positive returns and recouping all of the losses sustained earlier in the year. The Fed continued its tightening policy by hiking rates three times in 2018, with the expectation of one additional rate hike for 2018 in December.
In October, the market sold off as investors faced multiple worries including continued trade-war tensions between the U.S. and China, an underwhelming start to third quarter earnings, geopolitical risks surrounding Saudi Arabia, Brexit and Italy’s budget concerns, and a sharp decline in the S&P 500 Index. Despite these worries, U.S. high-yield outperformed European high-yield, U.S. Treasuries, U.S. investment grade bonds and emerging markets debt, all of which have posted negative returns for the 12 months ended October 31, 2018. It is also noteworthy that the yield to maturity on the Index stood at 7.01% at the end of October, a two-year high.
U.S. Treasury yields ended the fiscal year higher; the 5-year U.S. Treasury was up 96 basis points and the 10-year U.S. Treasury was up 76 basis points to end at 2.98% and 3.14%, respectively. According to J.P. Morgan, gross new issuance for the high-yield market was $179.3 billion over the period, which is down 36% over the same period last year. The trailing 12-month default rate according to Moody’s was 3.1% at the end of October.
PERFORMANCE
Harbor High-Yield Opportunities Fund returned -0.59% (Institutional Class), -0.53% (Retirement Class), -0.82% (Administrative Class), and -0.92% (Investor Class) for the 12-month period ended October 31, 2018, while the Index returned 0.86. The Fund was adversely impacted by one-time effects associated with ramping up the Fund’s assets. Additionally, the Fund underperformed meaningfully in the first quarter of 2018, when the duration profile of the Fund was longer than the benchmark. Throughout 2017, U.S. Treasury rates were largely range bound and a longer duration bias produced superior carry that year. During the first quarter of 2018, the 10-year U.S. Treasury rate broke higher out of its former range and adversely impacted performance. Given the breakout in U.S. Treasury rates, we made the decision to reduce duration in the Fund to below benchmark and that decision proved beneficial for second and third quarter performance.

Harbor High-Yield Opportunities Fund
Managers’ Commentary—Continued

CHANGE IN A $10,000 INVESTMENT
For the 11/01/2017 through 10/31/2018
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the ICE BofAML U.S. High Yield Index (H0A0). The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2018
	1 Year	5 Years	Annualized
			Life of Fund
Harbor High-Yield Opportunities Fund
Institutional Class[1]	-0.59%	N/A	-0.59%
Retirement Class[1]	-0.53	N/A	-0.53
Administrative Class[1]	-0.82	N/A	-0.82
Investor Class[1]	-0.92	N/A	-0.92
Comparative Index
ICE BofAML U.S. High Yield (H0A0)[1]	0.86%	N/A	0.86%
As stated in the Fund’s prospectus dated June 1, 2018, the expense ratios were 0.73% (Net) and 1.08% (Gross) (Institutional Class); 0.65% (Net) and 1.00% (Gross) (Retirement Class); 0.98% (Net) and 1.33% (Gross) (Administrative Class); and 1.10% (Net) and 1.45% (Gross) (Investor Class).  The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. The Fund charges a redemption fee of 1% on redemption of Fund shares that are held for less than 90 days.
In terms of industries, the Fund benefitted from strong security selection in the services industry led by issuers Engility Corporation and Travelport Corporate and in the retail industry led by Wok Acquisition and Golden Nugget. The Fund also exhibited strong security selection in several other industries such as utilities, technology and electronics, and automotive. Specifically, in the automotive industry, the Fund benefitted from not owning ATD Finance Corp, which defaulted in October. Conversely, weak security selection in the Energy sector detracted from performance, specifically led by Sanchez Energy and Jones Energy, which were pressured by the volatility in both oil prices and equity markets. Lastly, weak security selection in the media industry also detracted from performance led by Altice SA and DISH DBS Corporation. From a credit quality perspective, the Fund benefitted from strong security selection in the BB-rated credit tier, but this was offset by weak security selection in the B-rated and CCC-rated credit tiers.
OUTLOOK & STRATEGY
We maintain a cautious outlook on below investment grade corporate credit. Strong earnings growth in most sectors and improving issuer fundamentals are tempered by weak technical factors such as consistent high-yield fund outflows and concerns surrounding rising interest rates. We expect defaults to remain low and project defaults to be at 3.0% in 2018, well below the historical average of 4.1%. In our view, company balance sheets are getting stronger and leverage ratios are declining among non-investment grade companies. Specifically, in the second quarter of 2018, aggregate revenues of high-yield issuers in the Index increased by 13% year-over-year with EBITDA growth reaching 20% while debt growth remains muted at 3%. Net leverage among U.S. high-yield issuers declined for nine consecutive quarters.
We do not foresee any major fundamental concerns for the high-yield class; however, we recognize the asset class remains out of favor with many investors for technical reasons. Fed rate actions, oil price volatility, and rising risks of a global trade war deserve close monitoring. In the current state, we believe a continuation of the status quo for the U.S. economy seems most likely. With annual GDP growth of 2.5-3.0%, we are currently not concerned about a recession nor overheating in the near-term.

1	The “Life of Fund” return as shown reflects the period 11/01/2017 through 10/31/2018.
This report contains the current opinions of Crescent Capital Group LP as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor High-Yield Opportunities Fund
Fund Summary—October 31, 2018 (Unaudited)

TOP Issuers (% of net assets)
❶	HCA Inc.	2.3%
❷	Bausch Health Cos. Inc.	1.9%
❸	Sprint Corp.	1.7%
❹	CCO Holdings LLC	1.3%
❺	Tenet Healthcare Corp.	1.3%
❻	Murphy Oil Corp.	1.2%
❼	Block Communications Inc.	1.1%
❽	DISH DBS Corp.	1.1%
❾	Frontier Communications Corp.	1.1%
❿	goeasy Ltd.	1.1%

Sector Allocation (% of investments)
(Excludes cash and short-term investments)
Maturity Profile (% of investments)

Harbor High-Yield Opportunities Fund
Portfolio of Investments—October 31, 2018

Value, Cost, and Principal Amounts in Thousands

ASSET-BACKED SECURITIES—0.2%
(Cost $122)
Principal Amount		Value
	US Airways 2012-2 Class B Pass-Through Trust
$112	6.750%—12/03/2022	$ 118

CORPORATE BONDS & NOTES—95.9%
AEROSPACE & DEFENSE—2.6%
	Arconic Inc.
250	5.125%—10/01/2024	246
	BBA US Holdings Inc.
275	5.375%—05/01/2026[1]	273
	Bombardier Inc.
475	6.000%—10/15/2022[1]	468
	Engility Corp.
475	8.875%—09/01/2024	515
	TransDigm Inc.
150	6.000%—07/15/2022	151
250	6.375%—06/15/2026	246
		397
		1,899
AUTO COMPONENTS—0.5%
	KGA Escrow LLC
375	7.500%—08/15/2023[1]	386
AUTOMOBILES—1.4%
	Aston Martin Capital Holdings Ltd.
400	6.500%—04/15/2022[1]	394
	McLaren Finance plc
675	5.750%—08/01/2022[1]	642
		1,036
BANKS—1.3%
	Intesa Sanpaolo SpA MTN[2]
250	5.017%—06/26/2024[1]	221
	Oxford Finance LLC
500	6.375%—12/15/2022[1]	505
	Unicredit SpA
250	5.861% (US Treasury Yield Curve Rate T Note 1 Year CMT + 3.650) 06/19/2032[1,3,4]	214
		940
BEVERAGES—0.3%
	Cott Holdings Inc.
250	5.500%—04/01/2025[1]	239
BUILDING PRODUCTS—0.8%
	Builders FirstSource Inc.
250	5.625%—09/01/2024[1]	234
	Standard Industries Inc.
350	5.375%—11/15/2024[1]	339
		573
CAPITAL MARKETS—1.2%
	Icahn Enterprises Finance Corp.
200	5.875%—02/01/2022	201
350	6.250%—02/01/2022	354
		555
	LPL Holdings Inc.
300	5.750%—09/15/2025[1]	292
		847
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CHEMICALS—2.2%
	CF Industries Inc.
$350	5.150%—03/15/2034	$ 323
	Cornerstone Chemical Co.
400	6.750%—08/15/2024[1]	389
	INEOS Group Holdings SA
300	5.625%—08/01/2024[1]	287
	NOVA Chemicals Corp.
125	4.875%—06/01/2024[1]	115
325	5.250%—06/01/2027[1]	294
		409
	Starfruit Finco BV
150	8.000%—10/01/2026[1]	146
		1,554
COMMERCIAL SERVICES & SUPPLIES—0.4%
	Prime Security Services Borrower LLC
250	9.250%—05/15/2023[1]	265
COMMUNICATIONS EQUIPMENT—0.8%
	Plantronics Inc.
400	5.500%—05/31/2023[1]	391
	Riverbed Technology Inc.
200	8.875%—03/01/2023[1]	184
		575
CONSTRUCTION & ENGINEERING—0.3%
	MDC Holdings Inc.
200	5.500%—01/15/2024	196
CONSTRUCTION MATERIALS—1.2%
	Cemex SAB de CV
325	7.750%—04/16/2026[1]	345
	New Enterprise Stone & Lime Co. Inc.
500	6.250%—03/15/2026[1]	489
		834
CONSUMER FINANCE—3.1%
	Ally Financial Inc.
150	4.625%—05/19/2022	150
300	5.125%—09/30/2024	306
		456
	Credit Acceptance Corp.
650	7.375%—03/15/2023	673
	Navient Corp.
175	5.875%—10/25/2024	166
	Navient Corp. MTN[2]
300	6.125%—03/25/2024	294
	Springleaf Finance Corp.
500	5.625%—03/15/2023	487
150	6.875%—03/15/2025	144
		631
		2,220
CONTAINERS & PACKAGING—1.5%
	ARD Finance SA
125	7.125%—09/15/2023	122
	Ardagh Packaging Finance plc
425	7.250%—05/15/2024[1]	429
	BWAY Holding Co.
250	5.500%—04/15/2024[1]	241

Harbor High-Yield Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CONTAINERS & PACKAGING—Continued
	Reynolds Group Issuer Inc.
$325	5.125%—07/15/2023[1]	$ 318
		1,110
DIVERSIFIED FINANCIAL SERVICES—2.0%
	goeasy Ltd.
750	7.875%—11/01/2022[1]	775
	Jefferies Finance LLC
350	7.375%—04/01/2020[1]	355
	UPCB Finance IV Ltd.
325	5.375%—01/15/2025[1]	317
		1,447
DIVERSIFIED TELECOMMUNICATION SERVICES—6.7%
	Altice Financing SA
325	6.625%—02/15/2023[1]	323
	Altice France SA
325	7.375%—05/01/2026[1]	313
	Altice Luxembourg SA
375	7.750%—05/15/2022[1]	348
	CenturyLink Inc.
375	7.500%—04/01/2024	395
	CSC Holdings LLC
375	5.500%—04/15/2027[1]	361
	Frontier Communications Corp.
250	8.500%—04/01/2026[1]	233
150	10.500%—09/15/2022	125
550	11.000%—09/15/2025	406
		764
	Hughes Satellite Systems Corp.
300	5.250%—08/01/2026	286
	Intelsat Connect Finance SA
150	9.500%—02/15/2023[1]	144
	Level 3 Financing Inc.
600	5.375%—01/15/2024	596
	Qwest Corp.
325	6.875%—09/15/2033	315
	Sable International Finance Ltd.
250	6.875%—08/01/2022[1]	262
	Telecom Italia SpA
275	5.303%—05/30/2024[1]	260
	Virgin Media Secured Finance plc
375	5.500%—08/15/2026[1]	354
	Windstream Corp.
150	7.750%—10/15/2020	108
		4,829
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.7%
	Ingram Micro Inc.
500	5.450%—12/15/2024	488
ENERGY EQUIPMENT & SERVICES—4.0%
	Archrock Partners LP
250	6.000%—04/01/2021	249
	Ensco plc
275	5.750%—10/01/2044	193
150	8.000%—01/31/2024	149
		342
	Hi-Crush Partners LP
175	9.500%—08/01/2026[1]	140
	Oceaneering International Inc.
350	4.650%—11/15/2024	325
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
ENERGY EQUIPMENT & SERVICES—Continued
	Parker Drilling Co.
$300	6.750%—07/15/2022	$ 205
	Pioneer Energy Services Corp.
125	6.125%—03/15/2022	107
	SESI LLC
300	7.125%—12/15/2021	299
	Sunoco LP
600	4.875%—01/15/2023[1]	580
	USA Compression Partners LP
200	6.875%—04/01/2026[1]	204
	Weatherford International Ltd.
525	4.500%—04/15/2022	396
50	6.500%—08/01/2036	34
		430
		2,881
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—0.5%
	MPT Operating Partnership LP
250	5.000%—10/15/2027	236
100	5.250%—08/01/2026	97
		333
FOOD PRODUCTS—0.4%
	Dean Foods Co.
300	6.500%—03/15/2023[1]	277
HEALTH CARE EQUIPMENT & SUPPLIES—0.3%
	DJO Finance LLC / DJO Finance Corp.
200	10.750%—04/15/2020	198
HEALTH CARE PROVIDERS & SERVICES—6.1%
	Centene Corp.
75	4.750%—01/15/2025	74
	Community Health Systems Inc.
275	5.125%—08/01/2021	262
100	6.250%—03/31/2023	93
300	8.000%—11/15/2019	290
		645
	Encompass Health Group
300	5.750%—11/01/2024	301
	HCA Inc.
100	4.750%—05/01/2023	101
250	5.000%—03/15/2024	254
500	5.250%—06/15/2026	510
700	5.375%—02/01/2025-09/01/2026	699
75	5.875%—05/01/2023	78
		1,642
	NVA Holdings Inc.
500	6.875%—04/01/2026[1]	496
	Tenet Healthcare Corp.
200	4.625%—07/15/2024	193
400	6.750%—06/15/2023	400
250	7.000%—08/01/2025	246
100	8.125%—04/01/2022	105
		944
	Wellcare Health Plans Inc.
250	5.375%—08/15/2026[1]	250
		4,352

Harbor High-Yield Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HOTELS, RESTAURANTS & LEISURE—5.5%
	Golden Nugget Inc.
$425	6.750%—10/15/2024[1]	$ 425
	International Game Technology plc
400	6.500%—02/15/2025[1]	407
	Melco Resorts Finance Ltd.
300	4.875%—06/06/2025[1]	276
	PF Chang's China Bistro Inc.
400	10.250%—06/30/2020[1]	382
	Sabre GLBL Inc.
125	5.250%—11/15/2023[1]	124
375	5.375%—04/15/2023[1]	377
		501
	Scientific Games International Inc.
450	10.000%—12/01/2022	472
	Silversea Cruise Finance Ltd.
500	7.250%—02/01/2025[1]	541
	Studio City Finance Ltd.
250	8.500%—12/01/2020[1]	251
	Viking Cruises Ltd.
500	5.875%—09/15/2027[1]	477
	Wynn Las Vegas LLC
250	5.500%—03/01/2025[1]	238
		3,970
HOUSEHOLD DURABLES—2.1%
	First Quality Finance Co. Inc.
425	4.625%—05/15/2021[1]	420
	M/I Homes Inc.
250	5.625%—08/01/2025	231
	Resideo Funding Inc.
50	6.125%—11/01/2026[1]	50
	Taylor Morrison Communities Inc.
250	6.625%—05/15/2022	252
	Tempur Sealy International Inc.
550	5.625%—10/15/2023	536
		1,489
HOUSEHOLD PRODUCTS—0.5%
	Kronos Acquisition Holdings Inc.
425	9.000%—08/15/2023[1]	373
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—1.6%
	Calpine Corp.
250	5.875%—01/15/2024[1]	251
	NRG Energy Inc.
250	7.250%—05/15/2026	267
	Talen Energy Supply LLC
650	9.500%—07/15/2022[1]	663
		1,181
INTERACTIVE MEDIA & SERVICES—0.5%
	Match Group Inc.
350	6.375%—06/01/2024	365
INTERNET & DIRECT MARKETING RETAIL—0.9%
	Travelport Corporate Finance plc
650	6.000%—03/15/2026[1]	653
INTERNET SERVICES & INFRASTRUCTURE—1.9%
	EIG Investors Corp.
400	10.875%—02/01/2024	434
	J2 Cloud Services LLC
475	6.000%—07/15/2025[1]	472
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
INTERNET SERVICES & INFRASTRUCTURE—Continued
	Rackspace Hosting Inc.
$475	8.625%—11/15/2024[1]	$ 448
		1,354
IT SERVICES—1.8%
	Cardtronics Inc.
625	5.125%—08/01/2022	603
	First Data Corp.
250	5.750%—01/15/2024[1]	253
400	7.000%—12/01/2023[1]	415
		668
		1,271
MACHINERY—0.3%
	Navistar International Corp.
200	6.625%—11/01/2025[1]	205
MEDIA—7.9%
	AMC Networks Inc.
350	5.000%—04/01/2024	336
	Block Communications Inc.
750	6.875%—02/15/2025[1]	764
	Cablevision Systems Corp.
175	5.875%—09/15/2022	176
	CCO Holdings LLC
675	5.500%—05/01/2026[1]	659
150	5.750%—01/15/2024	152
150	5.875%—04/01/2024[1]	152
		963
	Clear Channel Worldwide Holdings Inc.
500	6.500%—11/15/2022	510
	DISH DBS Corp.
175	5.000%—03/15/2023	154
400	5.875%—11/15/2024	341
300	7.750%—07/01/2026	270
		765
	Intelsat Jackson Holdings SA
150	5.500%—08/01/2023	135
350	8.500%—10/15/2024[1]	344
125	9.750%—07/15/2025[1]	131
		610
	Nexstar Escrow Corp.
350	5.625%—08/01/2024[1]	335
	Salem Media Group Inc.
525	6.750%—06/01/2024[1]	472
	Sinclair Television Group Inc.
250	5.625%—08/01/2024[1]	240
	Sirius XM Radio Inc.
375	6.000%—07/15/2024[1]	384
	UniVision Communications Inc.
150	5.125%—05/15/2023[1]	142
		5,697
METALS & MINING—2.2%
	Alcoa Nederland Holding BV
350	6.750%—09/30/2024[1]	369
	Freeport-McMoRan Inc.
500	4.550%—11/14/2024	464
	Grinding Media Inc.
500	7.375%—12/15/2023[1]	515

Harbor High-Yield Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
METALS & MINING—Continued
	New Gold Inc.
$225	6.250%—11/15/2022[1]	$ 197
		1,545
OIL, GAS & CONSUMABLE FUELS—15.6%
	Antero Resources Corp.
500	5.125%—12/01/2022	498
	Berry Petroleum Co. LLC
175	7.000%—02/15/2026[1]	174
	Calfrac Holdings LP
375	8.500%—06/15/2026[1]	339
	California Resources Corp.
350	8.000%—12/15/2022[1]	312
	Calumet Specialty Products Partners LP / Calumet Finance Corp.
500	6.500%—04/15/2021	482
	Carrizo Oil & Gas Inc.
54	7.500%—09/15/2020	54
	Cheniere Energy Partners LP
250	5.250%—10/01/2025	246
	Chesapeake Energy Corp.
200	8.000%—12/15/2022[1]	209
300	8.000%—01/15/2025-06/15/2027	302
		511
	Citgo Holding Inc.
425	10.750%—02/15/2020[1]	444
	Crestwood Midstream Partners LP
500	6.250%—04/01/2023	512
	Denbury Resources Inc.
125	7.500%—02/15/2024[1]	123
	Diamond Offshore Drilling Inc.
250	4.875%—11/01/2043	171
	Energy Transfer Equity LP
175	5.875%—01/15/2024	184
	Enlink Midstream Partners LP
200	4.150%—06/01/2025	186
	Everest Acquisition Finance Inc.
275	9.375%—05/01/2020	270
	Gulfport Energy Corp.
550	6.375%—01/15/2026	514
	Hilcorp Finance Co.
250	5.000%—12/01/2024[1]	237
	Jones Energy Holdings LLC
300	6.750%—04/01/2022	151
	MEG Energy Corp.
250	6.375%—01/30/2023[1]	242
	Murphy Oil Corp.
350	5.750%—08/15/2025	349
500	6.875%—08/15/2024	524
		873
	Murphy Oil USA Inc.
350	5.625%—05/01/2027	342
350	6.000%—08/15/2023	359
		701
	Nabors Industries Inc.
425	5.500%—01/15/2023	402
	Newfield Exploration Co.
400	5.375%—01/01/2026	406
	Noble Holding International Ltd.
461	7.750%—01/15/2024	433
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—Continued
	Oasis Petroleum Inc.
$237	6.875%—03/15/2022	$ 239
	Pacific Drilling First Lien Escrow Issuer Ltd.
75	8.375%—10/01/2023[1]	76
	QEP Resources Inc.
350	5.625%—03/01/2026	331
	Rose Rock Midstream LP
500	5.625%—07/15/2022	482
	Sanchez Energy Corp.
500	6.125%—01/15/2023	189
150	7.750%—06/15/2021	75
		264
	SM Energy Co.
250	5.625%—06/01/2025	242
	Targa Resources Partners Finance Corp.
225	6.750%—03/15/2024	237
	Transocean Inc.
325	5.800%—10/15/2022	317
	Welltec A/S
500	9.500%—12/01/2022[1]	518
		11,171
PAPER & FOREST PRODUCTS—0.4%
	Schweitzer-Mauduit International Inc.
250	6.875%—10/01/2026[1]	254
PERSONAL PRODUCTS—0.1%
	HLF Financing Sarl LLC / Herbalife International Inc.
100	7.250%—08/15/2026[1]	101
PHARMACEUTICALS—4.0%
	Bausch Health Cos. Inc.
350	5.500%—03/01/2023[1]	333
600	7.000%—03/15/2024[1]	630
325	9.250%—04/01/2026[1]	341
		1,304
	Endo Finance LLC
175	5.875%—10/15/2024[1]	177
250	7.250%—01/15/2022[1]	238
		415
	Horizon Pharma Inc.
300	6.625%—05/01/2023	304
	Mallinckrodt International Finance SA
175	4.875%—04/15/2020[1]	173
275	5.625%—10/15/2023[1]	237
		410
	Teva Pharmaceutical Finance Netherlands III BV
575	3.150%—10/01/2026	469
		2,902
ROAD & RAIL—1.0%
	Hertz Corp.
375	5.875%—10/15/2020	366
375	7.625%—06/01/2022[1]	360
		726
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.5%
	Advanced Micro Devices Inc.
325	7.000%—07/01/2024	340

Harbor High-Yield Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
SOFTWARE—1.9%
	Infor Software Parent LLC
$550	7.125%—05/01/2021[1]	$ 555
	Open Text Corp.
250	5.875%—06/01/2026[1]	252
	Solera LLC
500	10.500%—03/01/2024[1]	545
		1,352
SPECIALTY RETAIL—1.0%
	Asbury Automotive Group Inc.
100	6.000%—12/15/2024	99
	Carvana Co.
250	8.875%—10/01/2023[1]	237
	Neiman Marcus Group Ltd. LLC
295	8.000%—10/15/2021[1]	178
	PetSmart Inc.
100	5.875%—06/01/2025[1]	79
125	7.125%—03/15/2023[1]	88
		167
		681
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.5%
	EMC Corp.
400	3.375%—06/01/2023	373
TEXTILES, APPAREL & LUXURY GOODS—0.3%
	Hanesbrands Inc.
200	4.625%—05/15/2024[1]	193
TOBACCO—0.6%
	Vector Group Ltd.
475	6.125%—02/01/2025[1]	435
TRADING COMPANIES & DISTRIBUTORS—1.9%
	Fly Leasing Ltd.
300	6.375%—10/15/2021	307
	Fortress Transportation & Infrastructure Investors LLC
350	6.500%—10/01/2025[1]	345
	Suburban Propane Partners LP
200	5.500%—06/01/2024	191
	United Rentals North America Inc.
500	5.750%—11/15/2024	503
		1,346
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
TRANSPORTATION INFRASTRUCTURE—1.5%
	DAE Funding LLC
$525	5.000%—08/01/2024[1]	$ 513
	Park Aerospace Holdings Co.
600	5.250%—08/15/2022[1]	598
		1,111
WIRELESS TELECOMMUNICATION SERVICES—3.1%
	Altice France SA
100	6.250%—05/15/2024[1]	96
	C&W Senior Financing DAC
100	7.500%—10/15/2026[1]	101
	Sprint Capital Corp.
100	6.875%—11/15/2028	99
	Sprint Corp.
800	7.125%—06/15/2024	820
400	7.875%—09/15/2023	428
		1,248
	T-Mobile USA Inc.
175	5.375%—04/15/2027	171
350	6.375%—03/01/2025	362
		533
	Wind Tre SpA
175	5.000%—01/20/2026[1]	150
		2,227
TOTAL CORPORATE BONDS & NOTES
(Cost $71,406)		68,794
TOTAL INVESTMENTS—96.1%
(Cost $71,528)		68,912
CASH AND OTHER ASSETS, LESS LIABILITIES—3.9%		2,802
TOTAL NET ASSETS—100.0%		$71,714

FAIR VALUE MEASUREMENTS
All investments at October 31, 2018 (as disclosed in the preceding Portfolio of Investments) were classified as Level 2. There were no Level 3 investments at October 31, 2018 or November 1, 2017.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2018, the aggregate value of these securities was $36,380 or 50% of net assets.
2	MTN after the name of a security stands for Medium Term Note.
3	Variable rate security, the stated rate represents the rate in effect at October 31, 2018.
4	CMT denotes Constant Maturity Treasury.
The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund
Managers’ Commentary (Unaudited)

Subadviser
Pacific Investment Management Company LLC (PIMCO)
650 Newport Center Dr.
Newport Beach, CA
92660
Portfolio Managers
Scott A. Mather
Since 2014
Mark R. Kiesel
Since 2014
Mihir P. Worah, Ph.D.
Since 2014
PIMCO has subadvised the Fund since 1987.
Investment Objective
The Fund seeks total return.
Scott A. Mather

Mark R. Kiesel

Mihir P. Worah, Ph.D.

Management’s Discussion of
Fund Performance
MARKET REVIEW
The coordinated efforts of global central banks to normalize policy continued to be a focus for fixed income markets for the fiscal year ended October 31, 2018. Overall, markets were more challenged in light of continued reduction in global central bank accommodation as well as a myriad of geopolitical events, with volatility rising well above recent averages.
To start the fiscal year, anticipation for – and passage of – fiscal stimulus in the U.S. as well as an uptick in growth momentum contributed to tighter credit spreads and allowed U.S. equities to finish the 2017 calendar year out strong. Underlying the risk-on sentiment, the fundamental backdrop remained intact as data showed acceleration in growth trends in the U.S., Europe, and Japan, although inflation remained subdued. Volatility remained low and emerging market assets broadly strengthened on the back of healthier fundamentals, a weaker U.S. Dollar, and rising oil prices.
After a year of low volatility and strong risk asset returns, the start to 2018 was highlighted by the return of volatility. Solid growth data kept global central banks on track, but rising interest rates and geopolitical concerns contributed to more challenged performance across equities and credit. Expectations for higher inflation, increased U.S. Treasury supply and more U.S. Federal Reserve (Fed) hikes all contributed to higher rates. Volatility rose as the CBOE Volatility Index had its single largest one-day rise in its history (back to 1990). Fears of a global trade war exacerbated the extent of swings in risk markets.
Over the second half of the fiscal year, geopolitical developments – including escalating trade tensions between the U.S. and China, political uncertainty in Italy, and turmoil in certain emerging market countries dominated news headlines and contributed to bouts of volatility. Solid fundamental data and higher inflation kept the Fed on track with policy normalization even as other global central banks like the European Central Bank (ECB) softened rhetoric. With divergence in both growth trends and central bank activity, the U.S. Dollar strengthened against virtually all currencies.
Despite a slew of geopolitical headlines and several developed market central banks shifting toward reduced accommodation, the strong fundamental backdrop in the U.S. persisted. Global central banks remained on course for diminished monetary support, helping push developed market yields higher. The Fed and Bank of England (BoE) both hiked policy rates, the ECB confirmed plans to cease asset purchases by the end of 2018, and the Bank of Japan (BoJ) adjusted its yield curve control policy. Higher developed market yields – in conjunction with the stronger U.S. Dollar and ongoing trade concerns – contributed to the less supportive external backdrop and challenging performance for emerging markets.
In the final month of the fiscal year, risk assets saw a dramatic reversal of fortune from the preceding months. Equities sold off, credit spreads widened, and volatility spiked as market participants digested the continued reduction in global central bank accommodation, among other factors.
PERFORMANCE
Harbor Bond Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index for the 12 months ended October 31, 2018. The Fund returned -1.63% (Institutional Class), -1.68% (Retirement Class1), and -1.88% (Administrative Class) for the fiscal year, compared with the benchmark’s return of -2.05%.

Harbor Bond Fund
Managers’ Commentary—Continued

CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2008 through 10/31/2018
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2018
	1 Year	Annualized
		5 Years	10 Years
Harbor Bond Fund
Institutional Class	-1.63%	2.10%	4.89%
Retirement Class[1]	-1.68	2.09	4.88
Administrative Class	-1.88	1.83	4.63
Comparative Index
Bloomberg Barclays U.S. Aggregate Bond	-2.05%	1.83%	3.94%
As stated in the Fund’s prospectus dated June 1, 2018, the expense ratios were 0.51% (Net) and 0.63% (Gross) (Institutional Class); 0.43% (Net) and 0.55% (Gross) (Retirement Class); and 0.76% (Net) and 0.88% (Gross) (Administrative Class). The net expense ratios reflect a contractual management fee waiver and an expense limitation agreement (excluding interest expense) effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
The following strategies helped Fund returns for fiscal year 2018:
•	Holdings of non-agency mortgage-backed securities, which continued to provide attractive yields and solid defensive characteristics amid strong investor demand and a recovery in the housing sector.
•	An allocation to U.S. Dollar-denominated emerging market debt as select issues outperformed over the period.
•	Tactical exposure to select emerging markets currencies, including the Turkish Lira and the Mexican Peso.
•	Duration positioning in the Eurozone and select emerging markets, namely Brazil.
•	An allocation to high-yield bonds, as the sector outperformed over the fiscal year.
The following strategies were negative or neutral for Fund returns:
•	An overweight to U.S. duration as U.S. rates rose over the fiscal year.
•	Tactical exposure to a basket of developed market currencies, particularly the Japanese Yen and the Swedish Krona.
OUTLOOK & STRATEGY
We expect world GDP growth to slow somewhat but remain above-trend at 2.75%‒3.25% in 2019. With tighter global financial conditions, increased political and economic uncertainties, and U.S. fiscal stimulus starting to fade in 2019, we think the economic divergence of 2018 – the U.S. accelerating and other regions slowing – will give way to a more synchronized deceleration, with the U.S., the Eurozone and China all seeing lower growth than this year. We expect inflation globally to remain essentially unchanged from 2018 at 2.0%‒2.5%.
In the U.S., after an expansion of about 3% in 2018, we look for growth to slow to a below-consensus 2.0%–2.5% range in 2019. The drop reflects less support from fiscal stimulus, the ongoing removal of monetary accommodation, a stronger U.S. Dollar and a less favorable trade and foreign environment. With economic growth still above potential, though, we expect unemployment to decline further toward 3.6%. We expect inflation to peak at around 2.5% in response to tariff increases before moderating somewhat. We forecast three more increases in the Fed Funds rate by the end of 2019.
For the Eurozone, we expect growth in a range of 1.5%‒2.0% over the next year, down significantly from 2.5% in 2017 but still above potential output growth. We interpret recent purchasing managers indexes as pointing toward a growing divergence within the Eurozone, with Italy falling behind, which bears watching given the government’s anti-Euro leanings. Core inflation is expected to pick up to 1.25%‒1.75% from 1% as unemployment keeps falling, wage growth continues rising, and the Euro is no longer appreciating. We expect the ECB to end net asset purchases by the end of 2018, and we expect a first rate hike in the second half of 2019.
In the U.K., we expect above-consensus real growth in the range of 1.5%–2.0% in the next year based on our expectation that Brexit negotiations will progress and a hard Brexit will be avoided. We believe this should help domestic demand in 2019.

1	Retirement Class shares commenced operations on June 1, 2018. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to June 1, 2018 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

Harbor Bond Fund
Managers’ Commentary—Continued

Our below-consensus inflation forecast calls for inflation to fall back to 1.75%‒ 2.25%, slipping below the 2% target over the next year as import price pressures fade and weak wage growth keeps service sector inflation subdued. We forecast two more rate hikes from the BoE over the next year.
We expect Japan’s GDP growth to remain steady at 1.0%–1.5% in 2019, supported by a tight labor market and accommodative fiscal stance. With inflation expectations low and improving labor productivity keeping unit wage costs in check, we expect core inflation to creep up only slightly to 0.5%‒1.0%, well below the 2% target. While we don’t expect the BoJ to raise interest rates, we anticipate further tapering of bond purchases and further steepening of the yield curve.
In China, we expect 2019 growth roughly in the middle of a 5.5%‒6.5% range that reflects large uncertainties caused by trade tensions with the U.S. and an economic policy with partially conflicting targets (growth and unemployment versus financial stability and deleveraging). Our baseline assumes only the recently announced tariff increases and fiscal expansion worth about 1% of GDP. We project a moderate rebound in U.S. Consumer Price Index inflation to 2.0%‒3.0% on rising energy and food prices and expect the People’s Bank of China to keep interest rates and reserve ratios unchanged. We expect only moderate depreciation of the Chinese Yuan against the U.S. Dollar, barring a full trade-war scenario.
With respect to portfolio strategy for the Fund:
•	We are underweight duration overall. We have a preference for U.S. duration against rate exposure in other developed regions, including the U.K. and Japan.
•	The intermediate portion of the curve continues to offer attractive characteristics while longer- term rates may rise as the Fed continues to reduce accommodation and the yields on longer-term bonds rises.
•	We remain underweight investment grade corporates but have more diversified credit exposures in other sectors and are more focused on security selection over generic beta exposure, while holding positions in mortgage credit and select high-yield issues.
•	We remain tactical with currency positioning, particularly given less conviction in the overall direction of the U.S. Dollar. Select currencies of emerging market countries with higher local interest rates may be attractive as diversifying risk exposures.

This report contains the current opinions of Pacific Investment Management Company LLC (PIMCO) as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. References to securities that are backed by the full faith and credit of the U.S. Government do not apply to the shares of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Bond Fund
Fund Summary—October 31, 2018 (Unaudited)

TOP Issuers (% of net assets)
❶	Federal National Mortgage Association TBA	34.5%
❷	U.S. Treasury	22.0%
❸	Federal National Mortgage Association	17.8%
❹	Japan Treasury Discount Bill	13.4%
❺	Federal Home Loan Mortgage Corp. TBA	4.3%
❻	Federal National Mortgage Association REMIC	3.8%
❼	Government National Mortgage Association TBA	1.9%
❽	Brazil Letras Do Tesouro Nacional	1.6%
❾	Argentina Treasury Bill	1.5%
❿	Government National Mortgage Association	1.4%

Total Investments (% of net assets)
(Excludes net cash, short-term investments and derivative positions of -75.9%)
Maturity Profile (% of investments)

Harbor Bond Fund
Portfolio of Investments—October 31, 2018

Value, Cost, and Principal Amounts in Thousands

ASSET-BACKED SECURITIES—11.7%
Principal Amount		Value
	Allegro CLO I Ltd.[1]
	Series 2013 Cl. 1A
$3,547	3.740% (3 Month USD Libor + 1.220) 01/30/2026[2,3]	$ 3,551
	Ally Auto Receivables Trust
	Series 2018-3 Cl. A2
6,300	2.720%—05/17/2021	6,292
	AmeriCredit Automobile Receivables Trust
	Series 2018-1 Cl. A1
10	2.450%—05/20/2019	10
	Series 2018-1 Cl. A2B
3,600	2.517%—07/19/2021[4]	3,602
		3,612
	Arbor Realty Commercial Real Estate Notes Ltd.
	Series 2017-FL1 Cl. A
6,800	3.580% (1 Month USD Libor + 1.300) 04/15/2027[2,3]	6,821
	Argent Securities Inc.
	Series 2006-W4 Cl. A2C
6,521	2.441% (1 Month USD Libor + 0.160) 05/25/2036[2]	2,416
	Series 2005-W2 Cl. A2C
2,031	2.641% (1 Month USD Libor + 0.360) 10/25/2035[2]	2,039
	Series 2004-W11 Cl. M3
939	3.406% (1 Month USD Libor + 0.750) 11/25/2034[2]	937
		5,392
	Asset Backed Securities Corp. Home Equity Loan Trust
	Series 2003-HE4 Cl. M1
5,379	3.525% (1 Month USD Libor + 0.830) 08/15/2033[2]	5,413
	Atlas Senior Loan Fund IV Ltd.
	Series 2013-2A Cl. A1RR
2,849	2.994% (3 Month USD Libor + 0.680) 02/17/2026[2,3]	2,847
	Bayview Opportunity Master Fund IIIA Trust
	Series 2017-RN8 Cl. A1
1,146	3.352%—11/28/2032[3,5]	1,142
	Capital One Multi Asset Execution Trust
	Series 2016-A1 Cl. A1
6,400	2.730% (1 Month USD Libor + 0.450) 02/15/2022[2]	6,410
	Capital One Multi-Asset Execution Trust
	Series 2014-A4 Cl. A4
6,400	2.640% (1 Month USD Libor + 0.360) 06/15/2022[2]	6,412
	Series 2014-A3 Cl. A3
3,600	2.660% (1 Month USD Libor + 0.380) 01/18/2022[2]	3,604
		10,016
	Cent CLO Ltd.[1]
	Series 2015-24A Cl. A1R
5,200	3.506% (3 Month USD Libor + 1.070) 10/15/2026[2,3]	5,201
	Countrywide Asset-Backed Certificates
	Series 2006-21 Cl. 2A3
1,817	2.431% (1 Month USD Libor + 0.150) 05/25/2037[2]	1,799
	Series 2006-ABC1 Cl. A3
4,558	2.521% (1 Month USD Libor + 0.240) 05/25/2036[2]	3,290
ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	Series 2006-2 Cl. M1
$1,200	2.681% (1 Month USD Libor + 0.400) 06/25/2036[2]	$ 1,184
		6,273
	Credit Acceptance Auto Loan Trust
	Series 2018-2A Cl. A
6,300	3.470%—05/17/2027[3]	6,293
	Crown Point CLO Ltd.[1]
	Series 2018-5A Cl. A
5,700	3.389% (3 Month USD Libor + 0.940) 07/17/2028[2,3]	5,700
	Dryden XXV Senior Loan Fund
	Series 2012-25A Cl. APR
5,500	3.336% (3 Month USD Libor + 0.900) 10/15/2027[2,3]	5,501
	First Franklin Mortgage Loan Trust
	Series 2006-FF10 Cl. A4
337	2.431% (1 Month USD Libor + 0.150) 07/25/2036[2]	337
	Flagship VII Ltd.
	Series 2013 Cl. 7A
2,080	3.589% (3 Month USD Libor + 1.120) 01/20/2026[2,3]	2,082
	Ford Credit Auto Lease Trust
	Series 2017-A Cl. A2A
255	1.560%—11/15/2019	255
	Series 2017-A Cl. A2B
356	2.420% (1 Month USD Libor + 0.140) 11/15/2019[2]	355
		610
	GM Financial Consumer Automobiles Receivables Trust
	Series 2017-1A Cl. A2A
897	1.510%—03/16/2020[3]	896
	GSAA Trust
	Series 2006-20 Cl. 1A2
4,710	2.461% (1 Month USD Libor + 0.180) 12/25/2046[2]	2,612
	Series 2007-9 Cl. A1A
1,725	6.000%—08/25/2047	1,644
		4,256
	GSAMP Trust
	Series 2007-FM1 Cl. 2A2
118	2.351% (1 Month USD Libor + 0.070) 12/25/2036[2]	72
	Home Equity Asset Trust
	Series 2005-2 Cl. M4
957	3.266% (1 Month USD Libor + 0.700) 07/25/2035[2]	962
	HSI Asset Securitization Corp. Trust
	Series 2006-HE2 Cl. 2A3
5,411	2.451% (1 Month USD Libor + 0.170) 12/25/2036[2]	2,072
	IXIS Real Estate Capital Trust
	Series 2005-HE1 Cl. M4
2,723	3.331% (1 Month USD Libor + 1.050) 06/25/2035[2]	2,565
	JPMorgan Mortgage Acquisition Corp.
	Series 2006-HE1 Cl.A4
2,784	2.861% (1 Month USD Libor + 0.290) 01/25/2036[2]	2,757
	JPMorgan Mortgage Acquisition Trust
	Series 2007-HE1 Cl. AF3
934	4.263%—05/25/2035[5]	673

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	Loancore Ltd.
	Series 2018-CRE1 Cl. A
$5,200	3.410% (1 Month USD Libor + 1.130) 05/15/2028[2,3]	$ 5,212
	MASTR Asset Backed Securities Trust
	Series 2006-HE2 Cl. A4
5,861	2.521% (1 Month USD Libor + 0.240) 06/25/2036[2]	3,427
	Mid-State Trust
	Series 2004-1 Cl. A
1,163	6.005%—08/15/2037	1,261
	Monarch Grove CLO[1]
	Series 2018-1A Cl. A1
4,300	3.370% (3 Month USD Libor + 0.880) 01/25/2028[2,3]	4,286
	Morgan Stanley ABS Capital I Inc. Trust
	Series 2007-HE1 Cl. A2C
2,238	2.431% (1 Month USD Libor + 0.150) 11/25/2036[2]	1,559
	Morgan Stanley Dean Witter Capital I
	Series 2002-HE1 Cl. M1
725	3.181% (1 Month USD Libor + 0.600) 07/25/2032[2]	730
	Mountain View CLO Ltd.[1]
	Series 2014-1A Cl. ARR
6,300	3.236% (3 Month USD Libor + 0.800) 10/15/2026[2,3]	6,295
	Navient Student Loan Trust
	Series 2017-3A Cl. A1
2,588	2.581% (1 Month USD Libor + 0.300) 07/26/2066[2,3]	2,589
	Nissan Master Owner Trust Receivables
	Series 2016-A Cl. A1
6,500	2.920% (1 Month USD Libor + 0.640) 06/15/2021[2]	6,521
	OneMain Financial Issuance Trust
	Series 2017-1A Cl. A1
5,500	2.370%—09/14/2032[3]	5,403
	Option One Mortgage Loan Trust
	Series 2007-6 Cl. 2A4
4,675	2.531% (1 Month USD Libor + 0.250) 07/25/2037[2]	3,240
	Park Place Securities Inc.
	Series 2005-WCW3 Cl. M1
6,589	2.761% (1 Month USD Libor + 0.480) 08/25/2035[2]	6,610
	People's Financial Realty Mortgage Securities Trust
	Series 2006-1 Cl. 1A2
4,767	2.411% (1 Month USD Libor + 0.130) 09/25/2036[2]	1,463
	RAMP Trust
	Series 2004-RS8 Cl. MII1
500	3.181% (1 Month USD Libor + 0.600) 08/25/2034[2]	500
	Securitized Asset Backed Receivables LLC Trust
	Series 2005-FR5 Cl. M1
9,896	2.941% (1 Month USD Libor + 0.440) 08/25/2035[2]	6,809
	Small Business Administration Participation Certificates
	Series 2003-20I Cl. 1
51	5.130%—09/01/2023	52
	Series 2009-20A Cl. 1
2,324	5.720%—01/01/2029	2,445
ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	Series 2008-20H Cl. 1
$4,316	6.020%—08/01/2028	$ 4,546
	Series 2001-20A Cl. 1
49	6.290%—01/01/2021	50
		7,093
	Sofi Professional Loan Program Trust
	Series 2018-A1FX Cl. B
5,240	2.640%—08/25/2047[3]	5,203
	Soundview Home Loan Trust
	Series 2006-WF2 Cl. A1
677	2.411% (1 Month USD Libor + 0.130) 12/25/2036[2]	677
	Specialty Underwriting & Residential Finance Trust
	Series 2006-BC4 Cl. A2B
3,119	2.391% (1 Month USD Libor + 0.110) 09/25/2037[2]	1,584
	Structured Asset Securities Co.
	Series 2007-MN1A Cl. A1
21,939	2.511% (1 Month USD Libor + 0.230) 01/25/2037[2,3]	15,519
	Student Loan Marketing Association
	Series 2013-B Cl. A2A
2,873	1.850%—06/17/2030[3]	2,856
	Telos CLO Ltd.[1]
	Series 2014 Cl. 6A
6,900	3.719% (3 Month USD Libor + 1.270) 01/17/2027[2,3]	6,911
	Tralee CLO V Ltd.[1]
	Series 2018-5A Cl. A1
5,900	3.869% (3 Month USD Libor + 1.110) 10/20/2028[2,3]	5,900
	Trillium Credit Card Trust II
	Series 2018-1A Cl. A
8,100	2.544%—02/27/2023[3,4]	8,100
	Venture XVI CLO Ltd.[1]
	Series 2014-16A Cl. ARR
5,400	3.286% (3 Month USD Libor + 0.850) 01/15/2028[2,3]	5,398
	Volt LXI LLC
	Series 2017-NPL8 Cl. A1
3,301	3.125%—06/25/2047[3,5]	3,277
	Westlake Automobile Receivables Trust
	Series 2018-A1 Cl. 3A
2,809	2.530%—09/16/2019[3]	2,807
	Series 2018-A2A Cl. 3A
7,100	2.980%—01/18/2022[3]	7,091
		9,898
TOTAL ASSET-BACKED SECURITIES
(Cost $221,765)		226,067

BANK LOAN OBLIGATIONS—0.3%
(Cost $5,174)
CONSUMER FINANCE—0.3%
	Toyota Motor Credit Corporation
	2018 Term Loan
5,200	2.966% (3 Month USD Libor + 0.580) 09/28/2020[2]	5,185 [x]

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COLLATERALIZED MORTGAGE OBLIGATIONS—6.3%
Principal Amount			Value
		Adjustable Rate Mortgage Trust
		Series 2006-3 Cl. 4A2
	$3,041	2.401% (1 Month USD Libor + 0.120) 08/25/2036[2]	$ 1,815
		Alba plc
		Series 2007-1 Cl. A3
GBP	2,788	0.967% (3 Month GBP Libor + 0.170) 03/17/2039[2]	3,383
		Banc of America Funding Corp.
		Series 2007-C Cl. 7A5
	$1,061	2.580% (1 Month USD Libor + 0.300) 05/20/2047[2]	987
		BCAP LLC Trust
		Series 2007-AA2 Cl. 12A1
	7,231	2.491% (1 Month USD Libor + 0.210) 05/25/2047[2]	6,722
		Series 2011-RR5 Cl. 12A1
	552	4.926%—03/26/2037[3,5]	553
		Series 2011-RR4 Cl. 8A1
	2,289	5.250%—02/26/2036[2,3]	1,787
		Series 2011-RR5 Cl. 5A1
	2,221	5.250%—08/26/2037[2,3]	2,277
			11,339
		Bear Stearns Adjustable Rate Mortgage Trust
		Series 2000-2 Cl. A1
	18	2.782%—11/25/2030[2]	17
		Series 2004-10 Cl. 12A3
	32	3.771%—01/25/2035[2]	33
		Series 2004-1 Cl. 12A5
	350	3.962%—04/25/2034[4]	353
		Series 2006-4 Cl. 1A1
	555	4.485%—10/25/2036[2]	537
			940
		Bear Stearns Alt-A Trust
		Series 2005-4 Cl. 1A1
	177	2.721% (1 Month USD Libor + 0.220) 07/25/2035[2]	178
		BX Trust
		Series 2017 Cl. A
	5,993	3.200%—07/15/2034[3,4]	5,992
		Chase Mortgage Finance Corp.
		Series 2006-A1 Cl. 4A1
	1,903	4.222%—09/25/2036[2]	1,778
		Countrywide Alternative Loan Trust
		Series 2006-6BC Cl. 1A2
	3,699	2.681% (1 Month USD Libor + 0.400) 05/25/2036[2]	3,221
		Series 2005-84 Cl. 1A1
	2,905	3.412%—02/25/2036[2]	2,506
		Series 2005-20CB Cl. 2A5
	2,413	5.500%—07/25/2035	2,218
		Series 2006-36T2 Cl. 1A4
	1,283	5.750%—12/25/2036	909
			8,854
		Countrywide Home Loan Mortgage Pass Through Trust
		Series 2007-HY5 Cl. 1A1
	993	4.510%—09/25/2047[2]	970
		Credit Suisse First Boston Mortgage Securities Corp.
		Series 2006-C2 Cl. A3
	354	6.000%—11/25/2035	294
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount			Value
		Deutsche Alt-A Securities Inc. Mortgage Loan Trust
		Series 2007-AR2 Cl. A1
	$5,570	2.431% (1 Month USD Libor + 0.150) 03/25/2037[2]	$ 5,089
		DSLA Mortgage Loan Trust
		Series 2006-AR1 Cl. 1A1A
	2,461	2.866% (Fed 12 Month Treasury Average CMT + 0.920) 03/19/2046[2,12]	2,359
		Eurohome UK Mortgages plc
		Series 2007-1 Cl. A
GBP	2,456	0.947% (3 Month GBP Libor + 0.150) 06/15/2044[2]	3,034
		First Horizon Asset Securities Inc.
		Series 2005-AR6 Cl. 4A1
	$1,215	3.717%—02/25/2036[2]	1,167
		First Nationwide Trust
		Series 2001-3 Cl. 1A1
		$6.750%—08/21/2031	—
		GPT 2018-GPP Mortgage Trust
		Series 2018-GPP Cl. A
	5,200	3.292% (1 Month USD Libor + 1.013) 06/15/2035[2,3]	5,203
		GS Mortgage Securities Corp. Trust
		Series 2016-RENT Cl. A
	6,900	3.203%—02/10/2029[3]	6,852
		GSMPS Mortgage Loan Trust
		Series 2006-RP2 Cl. 1AF1
	5,533	2.681% (1 Month USD Libor + 0.400) 04/25/2036[2,3]	4,716
		GSR Mortgage Loan Trust
		Series 2005-AR3 Cl. 3A1
	593	4.080%—05/25/2035[2]	559
		Series 2005-AR7 Cl. 6A1
	331	4.440%—11/25/2035[2]	335
			894
		HarborView Mortgage Loan Trust
		Series 2004-8 Cl. 2A3
	783	3.102% (1 Month USD Libor + 0.410) 11/19/2034[2]	726
		HomeBanc Mortgage Trust
		Series 2006-H2 Cl. A2
	4,185	2.461% (1 Month USD Libor + 0.180) 12/25/2036[2]	4,121
		IndyMac ARM Trust
		Series 2001-H2 Cl. A2
	6	3.502%—01/25/2032[2]	6
		IndyMac IMSC Mortgage Loan Trust
		Series 2007-F2 Cl. 2A1
	2,971	6.500%—07/25/2037	1,892
		IndyMac INDX Mortgage Loan Trust
		Series 2007-AR13 Cl. 4A1
	14,385	3.517%—07/25/2037[2]	12,109
		Series 2005-AR31 Cl. 1A1
	1,237	3.809%—01/25/2036[2]	1,122
			13,231
		JP Morgan Mortgage Trust
		Series 2006-A6 Cl. 1A4L
	2,835	4.225%—10/25/2036[2]	2,569
		Series 2006-S1 Cl. 3A1
	771	5.500%—04/25/2036	786
			3,355

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount			Value
		JP Morgan Re-REMIC[6]
		Series 2009-7 Cl. 11A1
	$52	4.150%—09/27/2036[2,3]	$ 53
		Mansard Mortgages plc
		Series 2007-2X Cl. A1
GBP	1,132	1.447% (3 Month GBP Libor + 0.650) 12/15/2049[2]	1,426
		Merrill Lynch Alternative Note Asset Trust
		Series 2007-F1 Cl. 2A6
	$635	6.000%—03/25/2037	490
		Merrill Lynch Mortgage Investors Inc.
		Series 2005-3 Cl. 4A
	32	2.531% (1 Month USD Libor + 0.250) 11/25/2035[2]	31
		Morgan Stanley Bank of America Merrill Lynch Trust
		Series 2015-C22 Cl. ASB
	6,000	3.040%—04/15/2048	5,890
		Provident Funding Mortgage Loan Trust
		Series 2005-2 Cl. 3A
	2,752	4.405%—10/25/2035[2]	2,771
		Residential Accredit Loans Inc.
		Series 2007-QS4 Cl. 3A9
	2,167	6.000%—03/25/2037	2,005
		Residential Asset Securitization Trust
		Series 2007-A8 Cl. 2A1
	18,842	6.250%—08/25/2037	8,812
		Residential Funding Mortgage Securities I
		Series 2007-SA1 Cl. 2A2
	293	4.345%—02/25/2037[2]	230
		Series 2006-SA1 Cl. 2A1
	316	4.796%—02/25/2036[2]	289
			519
		RMAC Securities plc
		Series 2006-NS4X Cl. A3A
GBP	1,832	0.971% (3 Month GBP Libor + 0.170) 06/12/2044[2]	2,247
		Structured Adjustable Rate Mortgage Loan Trust
		Series 2007-1 Cl. 1A1
	$2,284	2.431% (1 Month USD Libor + 0.150) 02/25/2037[2]	2,129
		Series 2001-21A Cl. 3A1
	565	4.329%—04/25/2035[2]	564
			2,693
		Structured Asset Mortgage Investments Inc.
		Series 2005-AR5 Cl. A2
	437	2.532% (1 Month USD Libor + 0.250) 07/19/2035[2]	428
		Suntrust Adjustable Rate Mortgage Loan Trust
		Series 2007-S1 Cl. 1A
	713	4.327%—01/25/2037[2]	672
		Washington Mutual Mortgage Pass Through Certificates Trust
		Series 2005-AR13 Cl. A1A1
	231	2.571% (1 Month USD Libor + 0.290) 10/25/2045[2]	230
		Series 2005-AR6 Cl. 2A1A
	476	2.741% (1 Month USD Libor + 0.230) 04/25/2045[2]	480
		Series 2006-AR11 Cl. 3A1A
	2,231	2.866% (Fed 12 Month Treasury Average CMT + 0.920) 09/25/2046[2,12]	2,108
			2,818
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount			Value
		Wells Fargo Mortgage Backed Securities Trust
		Series 2006-AR10 Cl. 1A1
	$2,925	4.283%—07/25/2036[2]	$ 2,874
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $115,163)			122,904

CORPORATE BONDS & NOTES—49.3%
AEROSPACE & DEFENSE—0.3%
		Rockwell Collins Inc.
	5,500	2.800%—03/15/2022	5,335
AIRLINES—0.2%
		Delta Air Lines Inc.
	3,000	3.400%—04/19/2021	2,972
	700	3.625%—03/15/2022	689
			3,661
AUTO COMPONENTS—0.3%
		ZF North America Capital Inc.
	5,800	4.500%—04/29/2022[3]	5,814
AUTOMOBILES—2.1%
		Ford Motor Credit Co. LLC
	5,400	2.343%—11/02/2020	5,213
	3,400	2.425%—06/12/2020	3,318
	1,300	2.459%—03/27/2020	1,274
	1,550	3.200%—01/15/2021	1,513
	10,050	8.125%—01/15/2020	10,536
			21,854
		General Motors Financial Co. Inc.
	6,600	2.450%—11/06/2020	6,425
	7,700	2.881% (3 Month USD Libor + 0.540) 11/06/2020[2]	7,678
	2,800	3.150%—01/15/2020	2,787
	2,600	3.200%—07/13/2020	2,578
			19,468
			41,322
BANKS—15.4%
		AmSouth Bancorp
	2,700	6.750%—11/01/2025	3,033
		Australia & New Zealand Banking Group Ltd.
	5,100	2.772% (3 Month USD Libor + 0.460) 05/17/2021[2,3]	5,104
	5,200	3.300%—05/17/2021	5,170
			10,274
		Banco Bilbao Vizcaya Argentaria SA
EUR	2,400	6.750% (EUR 5 Year Swap Curve + 6.604) 02/18/2020[2,7]	2,793
	3,400	7.000% (EUR 5 Year Swap Curve + 6.155) 02/19/2020[2,7]	3,895
			6,688
		Banco Do Nordeste Do Brasil SA
	$3,300	4.375%—05/03/2019	3,305
		Banco Espirito Santo SA MTN[8]
EUR	3,500	0.000%—01/15/2049[11]	1,175

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
BANKS—Continued
		Bank of America Corp. MTN[8]
	$1,300	2.151%—11/09/2020	$ 1,269
	4,960	3.106% (3 Month USD Libor + 0.790) 03/05/2024[2]	4,928
			6,197
		Banque Federative DU Credit Mutuel SA
	6,300	3.750%—07/20/2023[3]	6,244
		Barclays Bank plc
GBP	3,800	14.000% (3 Month GBP Libor + 13.400) 06/15/2019[2,7]	5,210
		Barclays plc
	$5,200	3.684%—01/10/2023	5,039
	6,300	4.451% (3 Month USD Libor + 2.110) 08/10/2021[2]	6,518
EUR	2,300	6.500% (EUR 5 Year Swap Curve + 5.875) 09/15/2019[2,7]	2,685
GBP	2,400	7.000% (GBP Swap 5 Year + 5.084) 09/15/2019[2,7]	3,085
EUR	900	8.000% (EUR 5 Year Swap Curve + 6.750) 12/15/2020[2,7]	1,117
			18,444
		BBVA Bancomer SA
	$1,200	6.500%—03/10/2021[3]	1,241
		CIT Group Inc.
	100	5.375%—05/15/2020	103
		Citibank NA
	5,400	3.400%—07/23/2021	5,379
		Citigroup Inc.
	3,000	2.350%—08/02/2021	2,900
	6,800	2.750%—04/25/2022	6,574
	3,900	2.876% (3 Month USD Libor + 0.950) 07/24/2023[2]	3,754
	5,200	3.344% (3 Month USD Libor + 1.023) 06/01/2024[2]	5,219
	4,000	3.751% (3 Month USD Libor + 1.430) 09/01/2023[2]	4,086
			22,533
		Deutsche Bank AG/New York
	5,500	2.700%—07/13/2020	5,376
	3,800	3.950%—02/27/2023	3,652
	3,200	4.250%—10/14/2021	3,177
			12,205
		HSBC Bank plc
	4,300	4.125%—08/12/2020[3]	4,361
		ING Bank NV
	5,600	2.450%—03/16/2020[3]	5,528
		JPMorgan Chase & Co.
	5,500	2.400%—06/07/2021	5,360
	5,000	2.750%—06/23/2020	4,954
	5,700	3.514% (3 Month USD Libor + 0.610) 06/18/2022[2]	5,693
			16,007
		JPMorgan Chase Bank NA
	6,400	2.588% (3 Month USD Libor + 0.250) 02/13/2020[2]	6,402
	10,000	2.848% (3 Month USD Libor + 0.340) 04/26/2021[2]	10,004
	4,500	3.086% (3 Month USD Libor + 0.350) 04/26/2021[2]	4,484
			20,890
CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
BANKS—Continued
		Lloyds Bank plc
	$4,900	3.300%—05/07/2021	$ 4,867
	7,300	12.000% (3 Month USD Libor + 11.756) 12/16/2024[2,3,7]	8,792
			13,659
		Lloyds Banking Group plc
	5,300	4.450%—05/08/2025	5,280
GBP	4,200	7.000% (GBP Swap 5 Year + 5.060) 06/27/2019[2,7]	5,469
	$3,000	7.500% (USD Swap Semi 30/360 5Y + 4.496) 09/27/2025[2,7]	3,022
			13,771
		Mitsubishi UFJ Financial Group Inc.
	3,900	3.455%—03/02/2023	3,848
		Mizuho Financial Group Inc.
	6,000	3.922% (3 Month USD Libor + 1.000) 09/11/2024[2]	5,976
		National Australia Bank Ltd.
	950	2.250%—03/16/2021[3]	927
		Nordea Bank Abp
	2,500	3.750%—08/30/2023[3]	2,455
		Oversea-Chinese Banking Corp. Ltd.
	4,200	2.762% (3 Month USD Libor + 0.450) 05/17/2021[2,3]	4,221
		Royal Bank of Canada
	4,300	2.300%—03/22/2021	4,206
		Royal Bank of Scotland Group plc
	700	3.784% (3 Month USD Libor + 1.470) 05/15/2023[2]	704
	4,200	4.892% (3 Month USD Libor + 1.754) 05/18/2029[2]	4,099
	1,000	8.625% (USD Swap Semi 30/360 5Y + 7.598) 08/15/2021[2,7]	1,054
			5,857
		Skandinaviska Enskilda Banken AB
	5,300	2.742% (3 Month USD Libor + 0.430) 05/17/2021[2,3]	5,298
	5,300	3.250%—05/17/2021[3]	5,266
			10,564
		Societe Generale SA MTN[8]
	4,900	4.250%—09/14/2023[3]	4,866
		Standard Chartered plc
	5,000	4.247% (3 Month USD Libor + 1.150) 01/20/2023[2,3]	4,999
		Sumitomo Mitsui Banking Corp.
	5,400	2.514%—01/17/2020	5,353
		Sumitomo Mitsui Financial Group Inc.
	6,900	4.007% (3 Month USD Libor + 1.680) 03/09/2021[2]	7,097
		Sumitomo Mitsui Trust Bank Ltd.
	8,100	2.779% (1 Month USD Libor + 0.440) 09/19/2019[2,3]	8,117
		Svenska Handelsbanken AB MTN[8]
	5,500	3.350%—05/24/2021	5,470
		Synchrony Bank
	5,500	3.650%—05/24/2021	5,454
		Toronto-Dominion Bank
	5,900	3.350%—10/22/2021[3]	5,899

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
BANKS—Continued
		UBS AG/London
	$3,400	2.450%—12/01/2020[3]	$ 3,330
	2,700	2.801% (3 Month USD Libor + 0.480) 12/01/2020[2,3]	2,704
			6,034
		US Bank NA
	6,300	3.150%—04/26/2021	6,277
		Volkswagen Bank GMBH MTN[8]
EUR	2,000	0.101% (3 Month EUR Libor + 0.420) 06/15/2021[2]	2,253
		Wells Fargo & Co.
	$3,100	3.757% (3 Month USD Libor + 1.230) 10/31/2023[2]	3,145
	8,200	6.104% (3 Month USD Libor + 3.770) 12/15/2018[2,7]	8,272
			11,417
		Wells Fargo Bank NA
	5,900	3.625%—10/22/2021	5,900
		Westpac Banking Corp.
	5,400	3.050%—05/15/2020	5,383
			298,820
BEVERAGES—0.4%
		Bacardi Ltd.
	4,200	4.450%—05/15/2025[3]	4,135
		Pernod Ricard SA
	4,200	4.450%—01/15/2022[3]	4,282
			8,417
BIOTECHNOLOGY—0.1%
		Baxalta Inc.
	1,548	2.875%—06/23/2020	1,531
BUILDING PRODUCTS—0.3%
		CRH America Finance Inc.
	3,200	3.950%—04/04/2028[3]	3,035
	3,200	4.500%—04/04/2048[3]	2,836
			5,871
		Owens Corning
	300	4.200%—12/01/2024	296
			6,167
CAPITAL MARKETS—6.9%
		AXA Equitable Holdings Inc.
	3,200	3.900%—04/20/2023[3]	3,166
		BGC Partners Inc.
	6,300	5.375%—07/24/2023	6,297
		Blackstone CQP Holdco LP
	4,000	6.000%—08/18/2021[3]	4,015
	8,000	6.500%—03/20/2021[3]	8,058
			12,073
		BM & FBOVESPA SA
	1,300	5.500%—07/16/2020	1,329
		Credit Agricole SA/London MTN[8]
	5,400	3.750%—04/24/2023[3]	5,281
		Credit Suisse Group AG
	5,100	2.997% (3 Month USD Libor + 1.200) 12/14/2023[2,3]	4,854
CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
CAPITAL MARKETS—Continued
		Credit Suisse Group Funding Guernsey Ltd.
	$8,900	3.750%—03/26/2025	$ 8,532
	4,845	3.800%—09/15/2022	4,796
			13,328
		Deutsche Bank AG MTN[8]
	13,700	2.850%—05/10/2019	13,654
		Deutsche Bank AG/New York
	6,000	3.150%—01/22/2021	5,850
	3,500	3.406% (3 Month USD Libor + 0.970) 07/13/2020[2]	3,479
			9,329
		E*Trade Financial Corp.
	5,100	2.950%—08/24/2022	4,920
		Goldman Sachs Group Inc.
	5,500	3.200%—02/23/2023	5,347
	7,700	3.307% (3 Month USD Libor + 0.780) 10/31/2022[2]	7,730
	5,000	3.484% (3 Month USD Libor + 1.170) 05/15/2026[2]	4,988
	800	5.750%—01/24/2022	846
			18,911
		Goldman Sachs Group Inc. MTN[8]
	5,000	4.000%—03/03/2024	4,971
		Moody's Corp.
	300	2.625%—01/15/2023	287
	462	4.500%—09/01/2022	475
			762
		Morgan Stanley
	5,200	3.649% (3 Month USD Libor + 1.180) 01/20/2022[2]	5,260
		Morgan Stanley MTN[8]
	8,508	5.625%—09/23/2019	8,690
		Platin 1426 GMBH
EUR	2,700	6.875%—06/15/2023[3]	3,058
		UBS AG
	$8,000	2.907% (3 Month USD Libor + 0.580) 06/08/2020[2,3]	8,031
		UBS AG MTN[8]
	1,800	3.171% (3 Month USD Libor + 0.850) 06/01/2020[2]	1,817
		UBS Group Funding Jersey Ltd.
	8,500	3.000%—04/15/2021[3]	8,369
			134,100
CHEMICALS—0.2%
		Sasol Financing USA LLC
	3,900	5.875%—03/27/2024	3,929
CONSUMER FINANCE—2.9%
		Ally Financial Inc.
	200	4.125%—03/30/2020	200
	200	7.500%—09/15/2020	213
			413
		American Express Co.
	5,200	3.375%—05/17/2021	5,192
	6,400	3.400%—02/27/2023	6,276
	5,200	3.700%—08/03/2023	5,151
			16,619

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
CONSUMER FINANCE—Continued
		Capital One Financial Corp.
	$5,400	2.400%—10/30/2020	$ 5,278
	5,500	2.970% (3 Month USD Libor + 0.450) 10/30/2020[2]	5,497
			10,775
		Daimler Finance North America LLC
	5,300	3.350%—05/04/2021[3]	5,262
	5,300	3.700%—05/04/2023[3]	5,244
			10,506
		Discover Bank
	7,500	2.600%—11/13/2018	7,499
		Harley-Davidson Financial Services Inc.
	5,300	3.550%—05/21/2021[3]	5,264
		Navient Corp. MTN[8]
	1,100	5.500%—01/15/2019	1,105
	100	8.000%—03/25/2020	105
			1,210
		Springleaf Finance Corp.
	700	5.250%—12/15/2019	709
		Toyota Motor Credit Corp. MTN[8]
	2,600	2.712% (3 Month USD Libor + 0.400) 05/17/2022[2]	2,606
			55,601
DIVERSIFIED FINANCIAL SERVICES—2.4%
		Cantor Fitzgerald LP
	5,400	6.500%—06/17/2022[3]	5,682
		Depository Trust & Clearing Corp.
	3,000	4.875% (3 Month USD Libor + 3.167) 06/15/2020[2,3,7]	3,011
		Guardian Life Global Funding
	4,000	3.400%—04/25/2023[3]	3,949
		HSBC Holdings plc
	5,100	3.322% (3 Month USD Libor + 1.000) 05/18/2024[2]	5,090
GBP	3,000	5.875% (GBP Swap 5 Year + 4.276) 09/28/2026[2,7]	3,820
			8,910
		Imperial Brands Finance plc
	$2,100	3.750%—07/21/2022[3]	2,078
		Leaseplan Corp. NV
	7,300	2.875%—01/22/2019[3]	7,295
		Reckitt Benckiser Treasury Services plc
	3,400	2.375%—06/24/2022[3]	3,251
		Rio Oil Finance Trust
	1,626	9.250%—07/06/2024[3]	1,744
	6,350	9.750%—01/06/2027[3]	6,881
			8,625
		Syngenta Finance NV
	4,500	3.933%—04/23/2021[3]	4,480
			47,281
DIVERSIFIED TELECOMMUNICATION SERVICES—2.4%
		Altice Financing SA
	2,200	6.625%—02/15/2023[3]	2,183
		Altice France SA
	1,000	7.375%—05/01/2026[3]	964
		AT&T Inc.
	5,000	3.000%—06/30/2022	4,855
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
DIVERSIFIED TELECOMMUNICATION SERVICES—Continued
$6,200	3.071% (3 Month USD Libor + 0.750) 06/01/2021[2]	$ 6,250
5,200	3.086% (3 Month USD Libor + 0.650) 01/15/2020[2]	5,220
5,000	3.514% (3 Month USD Libor + 1.180) 06/12/2024[2]	5,018
		21,343
	Deutsche Telekom International Finance BV
6,080	2.820%—01/19/2022[3]	5,917
	Telefonica Emisiones SAU
1,800	5.134%—04/27/2020	1,843
	Verizon Communications Inc.
12,695	3.376%—02/15/2025	12,275
1,600	3.414% (3 Month USD Libor + 1.100) 05/15/2025[2]	1,610
		13,885
		46,135
ELECTRIC UTILITIES—1.4%
	American Electric Power Co. Inc.
1,000	2.150%—11/13/2020	975
	Duke Energy Corp.
5,300	2.819% (3 Month USD Libor + 0.500) 05/14/2021[2,3]	5,316
4,536	3.750%—04/15/2024	4,501
		9,817
	FirstEnergy Corp.
1,100	2.850%—07/15/2022	1,061
	Nextera Energy Capital Holdings Inc.
8,600	2.636% (3 Month USD Libor + 0.315) 09/03/2019[2]	8,611
	Southern Co.
6,100	2.802% (3 Month USD Libor + 0.490) 02/14/2020[2,3]	6,102
		26,566
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.2%
	Arrow Electronics Inc.
1,400	3.500%—04/01/2022	1,375
	Tech Data Corp.
1,700	3.700%—02/15/2022	1,665
		3,040
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—1.9%
	American Tower Corp.
2,099	3.300%—02/15/2021	2,083
	AvalonBay Communities Inc. MTN[8]
4,400	3.450%—06/01/2025	4,270
	CBL & Associates LP
2,700	4.600%—10/15/2024	2,153
6,600	5.950%—12/15/2026	5,512
		7,665
	Crown Castle International Corp.
5,500	3.700%—06/15/2026	5,204
	Digital Realty Trust LP
5,500	4.450%—07/15/2028	5,417
	EPR Properties
3,400	4.500%—06/01/2027	3,225
600	4.950%—04/15/2028	581
		3,806

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—Continued
	OMEGA Healthcare Investors Inc.
$3,800	4.375%—08/01/2023	$ 3,762
	Washington Prime Group LP
5,800	5.950%—08/15/2024	5,360
		37,567
FOOD & STAPLES RETAILING—0.1%
	CVS Pass-Through Trust
554	6.943%—01/10/2030	620
	Viterra Inc.
200	5.950%—08/01/2020[3]	207
	Walgreens Boots Alliance Inc.
1,600	3.300%—11/18/2021	1,582
		2,409
FOOD PRODUCTS—0.7%
	Kraft Heinz Foods Co.
2,800	5.375%—02/10/2020	2,874
	McCormick & Co. Inc.
4,400	2.700%—08/15/2022	4,236
	Mondelez International Inc.
5,000	3.000%—05/07/2020	4,982
	Tyson Foods Inc.
1,100	2.250%—08/23/2021	1,059
		13,151
HEALTH CARE EQUIPMENT & SUPPLIES—0.5%
	Boston Scientific Corp.
4,900	2.850%—05/15/2020	4,861
	Zimmer Biomet Holdings Inc.
4,900	2.700%—04/01/2020	4,847
		9,708
HEALTH CARE PROVIDERS & SERVICES—0.4%
	Centene Corp.
4,200	5.375%—06/01/2026[3]	4,273
	HCA Inc.
4,000	5.375%—09/01/2026	3,980
200	6.500%—02/15/2020	207
		4,187
		8,460
HOTELS, RESTAURANTS & LEISURE—0.8%
	Sands China Ltd.
5,300	5.125%—08/08/2025[3]	5,208
	Wynn Las Vegas LLC
5,200	4.250%—05/30/2023[3]	4,959
5,300	5.500%—03/01/2025[3]	5,055
		10,014
		15,222
INDUSTRIAL CONGLOMERATES—0.2%
	General Electric Co.
4,400	5.000% (3 Month USD Libor + 3.330) 01/21/2021[2,7]	4,064
INSURANCE—1.0%
	AIA Group Ltd.
5,900	2.858% (3 Month USD Libor + 0.520) 09/20/2021[2,3]	5,911
	AIG Global Funding
6,400	3.350%—06/25/2021[3]	6,368
CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
INSURANCE—Continued
		AMBAC LSNI LLC
	$914	7.396% (3 Month USD Libor + 5.000) 02/12/2023[2,3]	$ 928
		Jackson National Life Global Funding
	6,300	3.300%—06/11/2021[3]	6,275
			19,482
LIFE SCIENCES TOOLS & SERVICES—0.3%
		Thermo Fisher Scientific Inc.
	5,300	3.300%—02/15/2022	5,252
MACHINERY—0.4%
		CNH Industrial Capital LLC
	500	3.875%—10/15/2021	499
	2,200	4.375%—11/06/2020	2,229
			2,728
		John Deere Capital Corp. MTN[8]
	5,600	2.867% (3 Month USD Libor + 0.550) 06/07/2023[2]	5,621
			8,349
MEDIA—0.8%
		Charter Communications Operating LLC
	1,800	3.579%—07/23/2020	1,798
		COX Communications Inc.
	4,700	3.250%—12/15/2022[3]	4,563
		Discovery Communications LLC
	4,000	2.200%—09/20/2019	3,965
		Virgin Media Receivables Financing Notes I DAC
GBP	4,130	5.500%—09/15/2024	5,262
			15,588
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)—0.6%
		ERP Operating LP
	$5,500	3.375%—06/01/2025	5,319
		Simon Property Group LP
	6,000	2.500%—09/01/2020	5,918
			11,237
MULTI-UTILITIES—0.3%
		Sempra Energy
	5,200	2.784% (3 Month USD Libor + 0.450) 03/15/2021[2]	5,198
OIL, GAS & CONSUMABLE FUELS—1.2%
		Enbridge Inc.
	2,900	2.814% (3 Month USD Libor + 0.400) 01/10/2020[2]	2,896
		Energy Transfer Partners LP
	1,100	4.150%—10/01/2020	1,110
		Equities Midstream Partners LP
	4,700	4.750%—07/15/2023	4,744
		Genesis Energy LP
	2,700	5.625%—06/15/2024	2,457
		MPLX LP
	3,700	4.900%—04/15/2058	3,242
		Odebrecht Drilling Norbe VIII/IX Ltd.
	1,665	6.350%—12/01/2021[3]	1,648
	3,199	7.350%—12/01/2026[3]	1,949
			3,597

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
OIL, GAS & CONSUMABLE FUELS—Continued
		Odebrecht Offshore Drilling Finance Ltd.
	$910	6.720%—12/01/2022[3]	$ 880
	3,147	7.720%—12/01/2026[3]	976
			1,856
		Odebrecht Oil & Gas Finance Ltd.
	2,183	0.000%—12/7/2018[3,7,9]	49
		Rio Oil Finance Trust Series 2014-1
	2,476	9.250%—07/06/2024	2,655
		Southern California Gas Co.
	900	3.200%—06/15/2025	872
			23,478
PHARMACEUTICALS—1.1%
		Abbvie Inc.
	1,000	3.200%—11/06/2022	978
		Allergan Funding SCS
	6,700	3.000%—03/12/2020	6,673
	2,700	3.450%—03/15/2022	2,658
			9,331
		Bayer US Finance II LLC
	6,300	3.875%—12/15/2023[3]	6,212
	2,800	4.250%—12/15/2025[3]	2,753
			8,965
		Teva Pharmaceutical Finance Netherlands III BV
	3,000	6.750%—03/01/2028[13]	3,073
			22,347
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.2%
		Tesco Property Finance 5 plc
GBP	2,263	5.661%—10/13/2041	3,397
ROAD & RAIL—0.3%
		ERAC USA Finance LLC
	$2,600	3.300%—10/15/2022[3]	2,546
		Penske Truck Leasing Co. LP / PTL Finance Corp.
	3,800	2.700%—03/14/2023[3]	3,593
		TTX Co. MTN[8]
	250	2.600%—06/15/2020[3]	246
			6,385
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.2%
		Broadcom Corp.
	3,800	3.875%—01/15/2027	3,491
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.7%
		Dell International LLC
	4,000	5.450%—06/15/2023[3]	4,147
		EMC Corp.
	3,600	2.650%—06/01/2020	3,508
		Hewlett Packard Enterprise Co.
	5,900	3.059% (3 Month USD Libor + 0.720) 10/05/2021[2]	5,903
			13,558
THRIFTS & MORTGAGE FINANCE—0.3%
		Nationwide Building Society
	5,300	4.363% (3 Month USD Libor + 1.392) 08/01/2024[2,3]	5,262
CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
TOBACCO—0.6%
		BAT Capital Corp
	$5,060	2.764%—08/15/2022[3]	$ 4,848
	1,500	2.909% (3 Month USD Libor + 0.590) 08/14/2020[2,3]	1,505
	4,640	3.194% (3 Month USD Libor + 0.880) 08/15/2022[2,3]	4,663
			11,016
		Japan Tobacco Inc. MTN[8]
	800	2.000%—04/13/2021	772
			11,788
TRADING COMPANIES & DISTRIBUTORS—0.7%
		Aercap Ireland Capital DAC
	2,000	3.500%—05/26/2022	1,951
		Aviation Capital Group LLC
	5,300	3.875%—05/01/2023[3]	5,243
	6,300	4.125%—08/01/2025[3]	6,169
			11,412
		Mitsubishi Corp. MTN[8]
	400	2.625%—07/14/2022	386
			13,749
WIRELESS TELECOMMUNICATION SERVICES—0.5%
		Sprint Capital Corp.
	3,500	6.900%—05/01/2019	3,555
		Sprint Communications Inc.
	1,400	7.000%—08/15/2020	1,452
	3,900	9.000%—11/15/2018[3]	3,913
			5,365
			8,920
TOTAL CORPORATE BONDS & NOTES
(Cost $969,224)			955,781

ESCROW— 0.0%
(Cost $15)
Shares
AUTOMOBILES—0.0%
	36,000	General Motors Co. Escrow	— [x]

FOREIGN GOVERNMENT OBLIGATIONS—19.9%
Principal Amount
		Argentina Bonar Bonds
ARS	129,200	37.717% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 2.000) 04/03/2022[2]	3,707
		Argentina Treasury Bill
	109,065	0.000%—12/28/2018-03/29/2019[9]	30,381
		Brazil Letras Do Tesouro Nacional
BRL	114,000	0.000%—01/01/2019[9]	30,323
		Hellenic Republic Government Bond
EUR	3,500	4.750%—04/17/2019[3]	4,033
		Hellenic Republic Treasury Bill
	5,800	0.000%—11/02/2018-03/15/2019[9]	6,549

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

FOREIGN GOVERNMENT OBLIGATIONS—Continued
Principal Amount			Value
		Japan Bank For International Cooperation
	$6,800	2.375%—07/21/2022	$ 6,566
		Japan Finance Organization For Municipalities MTN[8]
	6,800	2.625%—04/20/2022[3]	6,610
		Japan International Cooperation Agency
	6,900	2.750%—04/27/2027	6,489
		Japan Treasury Discount Bill
JPY	29,180,000	0.000%—11/05/2018-02/04/2019[9]	258,721
		Province of Ontario Canada
	$6,100	1.650%—09/27/2019	6,031
CAD	5,600	3.150%—06/02/2022	4,310
	$3,800	4.000%—10/07/2019	3,838
	2,300	4.400%—04/14/2020	2,344
			16,523
		Province of Quebec Canada
	4,700	3.500%—07/29/2020-12/01/2022	3,873
CAD	13,900	4.250%—12/01/2021	11,059
			14,932
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $399,021)			384,834

MORTGAGE PASS-THROUGH—65.8%
		Bancorp Commercial Mortgage 2018 CRE4 Trust
	$4,791	3.180% (1 Month USD Libor + 0.900) 09/15/2035[2,3]	4,791
		Federal Home Loan Mortgage Corp.
	6	3.998% (US Treasury Yield Curve Rate T Note 1 Year CMT + 2.209) 06/01/2024[2,12]	6
	36	4.436% (US Treasury Yield Curve Rate T Note 1 Year CMT + 2.250) 08/01/2035[2,12]	38
	348	4.500%—12/01/2040-09/01/2041	359
	1,031	5.500%—02/01/2038-07/01/2038	1,112
	3,800	6.000%—01/01/2029-05/01/2040	4,169
			5,684
		Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
	18,656	1.262%—08/25/2022[2]	734
		Federal Home Loan Mortgage Corp. REMIC[6]
	5,709	2.680% (1 Month USD Libor + 0.400) 06/15/2041[2]	5,742
	22	2.730% (1 Month USD Libor + 0.450) 11/15/2030[2]	22
	44	8.000%—08/15/2022	46
	4	9.000%—12/15/2020	4
			5,814
		Federal Home Loan Mortgage Corp. Structured Pass Through Securities
		Series T-63 Cl. 1A1
	108	2.913% (Fed 12 Month Treasury Average CMT + 1.200) 02/25/2045[2,12]	108
		Series E3 Cl. A
	53	3.797%—08/15/2032[2]	54
			162
		Federal Home Loan Mortgage Corp. TBA[10]
	38,000	3.500%—11/13/2048-12/13/2048	36,981
	30,000	4.000%—12/13/2048	29,966
	15,000	4.500%—11/13/2048	15,364
			82,311
MORTGAGE PASS-THROUGH—Continued
Principal Amount		Value
	Federal Housing Authority Project
$1	7.400%—02/01/2021	$ 1[x]
	Federal National Mortgage Association
5,300	2.310%—08/01/2022	5,120
6,000	2.870%—09/01/2027	5,621
708	3.000%—02/01/2021-11/01/2025	697
435	3.330%—11/01/2021	437
221	3.346% (Fed 12 Month Treasury Average CMT + 1.400) 10/01/2040[2,12]	220
131	3.500%—03/01/2026-05/01/2027	131
302,759	4.000%—09/01/2023-12/13/2048[13]	302,565
57	4.303% (12 Month USD Libor + 1.674) 05/01/2035[2]	59
861	4.389% (12 Month USD Libor + 1.715) 06/01/2035[2]	903
745	4.433% (12 Month USD Libor + 1.693) 08/01/2035[2]	779
8,551	4.500%—06/01/2019-10/01/2042[13]	8,777
5,282	5.000%—12/01/2022-06/01/2044	5,537
29,355	5.500%—01/01/2025-12/13/2048[13]	31,415
8,783	6.000%—07/01/2023-06/01/2040[13]	9,545
		371,806
	Federal National Mortgage Association REMIC[6]
	Series 2015-38 Cl. DF
5,691	2.414% (1 Month USD Libor + 0.310) 06/25/2055[2]	5,687
	Series 2011-98 Cl. ZL
71,492	3.500%—10/25/2041	67,099
	Series 2006-5 Cl. 3A2
71	3.955%—05/25/2035[4]	74
	Series 2003-25 Cl. KP
534	5.000%—04/25/2033	561
	Series 2003-W1 Cl. 1A1
176	5.394%—12/25/2042[2]	182
		73,603
	Federal National Mortgage Association TBA[10]
201,000	3.000%—12/13/2048-01/14/2049	189,893
325,000	3.500%—11/15/2033-12/13/2048	316,330
107,085	4.000%—01/14/2049	106,838
53,000	4.500%—12/13/2048	54,189
		667,250
	Government National Mortgage Association
27,416	5.000%—08/15/2033-11/19/2048	28,543
	Government National Mortgage Association II
119	3.125% (US Treasury Yield Curve Rate T Note 1 Year CMT + 9.000) 12/20/2024-11/20/2029[2,12]	122
302	3.375% (US Treasury Yield Curve Rate T Note 1 Year CMT + 3.000) 01/20/2025-02/20/2032[2,12]	312
24	3.625% (US Treasury Yield Curve Rate T Note 1 Year CMT + 1.500) 05/20/2024[2,12]	23
125	3.750% (US Treasury Yield Curve Rate T Note 1 Year CMT + 7.500) 08/20/2022-07/20/2027[2,12]	129
		586
	Government National Mortgage Association TBA[10]
2,000	3.000%—11/19/2048	1,914

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

MORTGAGE PASS-THROUGH—Continued
Principal Amount		Value
$9,000	3.500%—11/19/2048	$ 8,841
24,000	4.000%—12/19/2048	24,122
		34,877
TOTAL MORTGAGE PASS-THROUGH
(Cost $1,284,071)		1,276,162

MUNICIPAL BONDS—0.5%
	Chicago Transit Authority
130	6.300%—12/01/2021	136
	City of Chicago, IL
4,800	7.750%—01/01/2042	5,096
	Clark County, NV
4,000	6.350%—07/01/2029	4,083
TOTAL MUNICIPAL BONDS
(Cost $8,815)		9,315

U.S. GOVERNMENT OBLIGATIONS—22.1%
Principal Amount
	U.S. Treasury Bonds
$14,000	2.250%—08/15/2046[13]	11,125
34,200	2.500%—02/15/2045-02/15/2046[13]	28,900
16,800	2.875%—05/15/2043[13]	15,366
20,300	3.000%—05/15/2042-02/15/2048[13]	18,941
69,800	3.125%—02/15/2042-08/15/2044[13]	66,739
1,800	3.625%—02/15/2044[13]	1,873
4,200	4.250%—05/15/2039	4,786
U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount		Value
$10,500	4.375%—05/15/2040[13]	$ 12,173
12,000	4.625%—02/15/2040[13]	14,361
		174,264
	U.S. Treasury Notes
16,800	1.375%—03/31/2020[13]	16,466
21,000	1.750%—09/30/2022[13]	20,062
25,100	1.875%—07/31/2022[13]	24,140
94,000	2.000%—08/31/2021-12/31/2021[13]	91,508
6,300	2.125%—09/30/2024[13]	5,992
68,200	2.250%—11/15/2024-08/15/2027[13]	64,022
33,300	2.375%—05/15/2027[13]	31,455
		253,645
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $462,956)		427,909

SHORT-TERM INVESTMENTS—0.5%
(Cost $9,800)
CERTIFICATES OF DEPOSIT—0.5%
	Barclays
9,800	2.890% (3 Month USD Libor + 0.400) 10/25/2019[2]	9,800
TOTAL INVESTMENTS—176.4%
(Cost $3,476,004)		3,417,957
CASH AND OTHER ASSETS, LESS LIABILITIES—(76.4)%		(1,480,245)
TOTAL NET ASSETS—100.0%		$ 1,937,712

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2018
Description	Number of Contracts	Expiration Date	Current Notional Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Australian Government Bond Futures 10 year (Short)	708	12/17/2018	AUD 91,624	$ 242
Canadian Government Bond Futures 10 year (Short)	189	12/18/2018	CAD 24,976	316
Euro-BTP Futures (Short)	1,012	12/06/2018	EUR 123,100	879
Euro-Bund Futures (Long)	471	12/06/2018	75,483	272
Euro-BUXL Bond Futures 30 year (Short)	122	12/06/2018	21,582	46
Euro-OAT Futures (Short)	871	12/06/2018	132,357	233
Eurodollar Futures-CME 90 day (Long)	88	03/18/2019	$ 21,363	(25)
Eurodollar Futures-CME 90 day (Long)	111	09/16/2019	26,880	(50)
Eurodollar Futures-CME 90 day (Short)	41	06/15/2020	9,921	34
Eurodollar Futures-CME 90 day (Short)	71	12/14/2020	17,181	20
U.S Treasury Bond Futures 30 year (Short)	810	12/19/2018	111,881	4,721
U.S. Treasury Note Futures 5 year (Long)	4,909	12/31/2018	551,687	(5,087)
U.S. Treasury Note Futures 10 year (Short)	927	12/19/2018	109,792	1,031
Total Futures Contracts				$ 2,632

PURCHASED OPTIONS OPEN AT OCTOBER 31, 2018
PURCHASED OPTIONS THAT REQUIRE PERIODIC SETTLEMENT OF VARIATION MARGIN
Description	Exchange	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
Euro-BTP Futures Option (Call)	Eurex	EUR 157.00	11/23/2018	354	$ 4	$ 4

Harbor Bond Fund
Portfolio of Investments—Continued

PURCHASED OPTIONS—Continued
PURCHASED OPTIONS THAT REQUIRE PERIODIC SETTLEMENT OF VARIATION MARGIN—Continued
Description	Exchange	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
Euro-BTP Futures Option (Call)	Eurex	160.00	11/23/2018	50	$ 1	$ 1
Euro-BTP Futures Option (Call)	Eurex	165.00	11/23/2018	74	1	1
Euro-Bund Futures Option (Put)	Eurex	145.00	11/23/2018	309	4	4
Euro-OAT Futures Option (Call)	Eurex	159.00	11/23/2018	830	10	9
Total Purchased Options that Require Periodic Settlement of Variation Margin					$20	$19
PURCHASED OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty/Exchange	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
Canadian Government Bond Futures 10 year (Call)	Montreal Stock Exchange	CAD 158.00	11/16/2018	66	$—	$—
Canadian Government Bond Futures 10 year (Call)	Montreal Stock Exchange	159.00	11/16/2018	126	1	1
Federal National Mortgage Association Future 30 year (Put)	Goldman Sachs & Co. LLC	$ 82.00	11/06/2018	117,000,000	9	—
Federal National Mortgage Association Future 30 year (Put)	JP Morgan Chase Bank NA	70.00	11/06/2018	134,000,000	5	—
U.S. Treasury Bond Option 30 year (Call)	Chicago Board of Trade	157.00	11/23/2018	8	—	—
U.S. Treasury Bond Option 30 year (Call)	Chicago Board of Trade	158.00	11/23/2018	1	—	—
U.S. Treasury Bond Option 30 year (Call)	Chicago Board of Trade	160.00	11/23/2018	53	1	—
U.S. Treasury Bond Option 30 year (Call)	Chicago Board of Trade	173.00	11/23/2018	8	—	—
U.S. Treasury Bond Option 30 year (Call)	Chicago Board of Trade	175.00	11/23/2018	56	1	—
U.S. Treasury Bond Option 30 year (Call)	Chicago Board of Trade	178.00	11/23/2018	257	2	—
U.S. Treasury Bond Option 30 year (Call)	Chicago Board of Trade	180.00	11/23/2018	414	4	1
U.S. Treasury Bond Option 30 year (Call)	Chicago Board of Trade	184.00	11/23/2018	13	—	—
U.S. Treasury Note Option 5 year (Put)	Chicago Board of Trade	106.75	11/23/2018	111	1	—
U.S. Treasury Note Option 5 year (Put)	Chicago Board of Trade	107.00	11/23/2018	1,875	16	2
U.S. Treasury Note Option 5 year (Put)	Chicago Board of Trade	107.25	11/23/2018	2,986	26	3
U.S. Treasury Note Option 5 year (Put)	Chicago Board of Trade	107.50	11/23/2018	147	1	—
U.S. Treasury Note Option 10 year (Call)	Chicago Board of Trade	133.50	11/23/2018	9	—	—
U.S. Treasury Note Option 10 year (Call)	Chicago Board of Trade	134.00	11/23/2018	326	3	—
Total Purchased Options Not Settled Through Variation Margin					$ 70	$ 7
PURCHASED SWAP OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Strike Rate	Expiration Date	Number of Contracts/ Notional	Premiums Paid (000s)	Value (000s)
Interest Rate Swap Option 30 year (Put)	Goldman Sachs Bank USA	3-Month USD-LIBOR	Receive	2.94%	12/12/2019	1,800,000	$ 86	$178
Total Purchased Options							$176	$204

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2018
WRITTEN OPTIONS THAT REQUIRE PERIODIC SETTLEMENT OF VARIATION MARGIN
Description	Exchange	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Euro-Bund Futures Option (Call)	Eurex	EUR 160.00	11/23/2018	108	$53	$(105)
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty/Exchange	Strike Index/Price	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Citibank NA	215.949 [j]	03/12/2020	14,100,000	$ 119	$ —
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Citibank NA	216.687 [j]	04/07/2020	33,900,000	302	—
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Citibank NA	217.965 [j]	09/29/2020	15,100,000	195	—
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Deutsche Bank AG	215.949 [j]	03/10/2020	5,100,000	38	—

Harbor Bond Fund
Portfolio of Investments—Continued

WRITTEN OPTIONS—Continued
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN—Continued
Description	Counterparty/Exchange	Strike Index/Price	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Deutsche Bank AG	218.011 [j]	10/13/2020	15,600,000	$ 153	$ —
Currency Option Australian Dollar vs. U.S. Dollar (Call)	Goldman Sachs Bank USA	AUD 0.73	11/09/2018	19,400,000	93	(2)
Currency Option Australian Dollar vs. U.S. Dollar (Put)	Goldman Sachs Bank USA	0.69	11/09/2018	19,400,000	71	(6)
Currency Option U.S. Dollar vs. Mexican Peso (Call)	Goldman Sachs Bank USA	$ 19.91	12/06/2018	4,300,000	47	(137)
Currency Option U.S. Dollar vs. Mexican Peso (Call)	Goldman Sachs Bank USA	20.75	12/11/2018	11,700,000	118	(164)
Currency Option U.S. Dollar vs. Mexican Peso (Call)	Goldman Sachs Bank USA	20.89	12/04/2018	8,800,000	88	(93)
Currency Option U.S. Dollar vs. Mexican Peso (Call)	Goldman Sachs Bank USA	21.00	12/18/2018	7,800,000	92	(98)
Currency Option U.S. Dollar vs. Mexican Peso (Call)	HSBC Bank USA NA	20.65	12/07/2018	9,700,000	106	(141)
Currency Option U.S. Dollar vs. Turkish Lira (Call)	HSBC Bank USA NA	7.40	11/19/2018	5,000,000	158	(1)
Currency Option U.S. Dollar vs. Turkish Lira (Call)	HSBC Bank USA NA	7.70	12/10/2018	4,900,000	150	(3)
U.S. Treasury Note Option 10 year (Call)	Chicago Board of Trade	119.00	11/23/2018	175	60	(46)
U.S. Treasury Note Option 10 year (Call)	Chicago Board of Trade	119.50	11/23/2018	283	68	(40)
Total Written Options Not Settled Through Variation Margin					$1,858	$(731)
WRITTEN SWAP OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Strike Rate	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Interest Rate Swap Option 5 year (Put)	Goldman Sachs Bank USA	3-Month USD-LIBOR	Pay	2.75%	12/12/2019	7,800,000	$ 85	$ (210)
Total Written Options							$1,996	$(1,046)

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2018
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
Citibank NA	$ 11	ARS 2,638	12/28/2018	$ 2
HSBC Bank USA	$ 13	ARS 19,567	12/28/2018	37
BNP Paribas SA	ARS 22,204	$ 557	12/28/2018	(18)
HSBC Bank USA	$ 716	AUD 1,010	11/02/2018	(1)
Goldman Sachs Bank USA	AUD 1,010	$ 716	11/02/2018	1
HSBC Bank USA	AUD 1,010	$ 717	12/04/2018	1
Deutsche Bank AG	$ 1,182	BRL 6,572	11/05/2018	56
Goldman Sachs Bank USA	$ 591	BRL 2,197	11/05/2018	(1)
Goldman Sachs Bank USA	$ 3,664	BRL 13,800	01/03/2019	24
Citibank NA	BRL 10,300	$ 2,709	01/03/2019	(43)
Deutsche Bank AG	BRL 4,375	$ 1,169	11/05/2018	(6)
Deutsche Bank AG	BRL 2,197	$ 591	11/05/2018	1
Deutsche Bank AG	BRL 4,411	$ 1,179	12/04/2018	(3)
Goldman Sachs Bank USA	BRL 2,197	$ 545	11/05/2018	(45)
JP Morgan Chase Bank	BRL 117,500	$ 31,821	01/03/2019	422
Citibank NA	$ 2,220	GBP 6,204	11/15/2018	(200)
JP Morgan Chase Bank NA	$ 5,021	GBP 3,813	11/15/2018	(144)
Société Générale	$ 7,407	GBP 5,790	11/15/2018	(2)
UBS AG	$ 4,140	GBP 3,247	11/15/2018	13
Barclays Bank plc	GBP 1,600	$ 5,573	11/15/2018	154
BNP Paribas SA	GBP 2,618	$ 3,404	11/15/2018	55
Citibank NA	GBP 7,243	$ 9,459	11/15/2018	195
JP Morgan Chase Bank NA	GBP 2,973	$ 3,847	11/15/2018	44
NatWest Markets Plc	GBP 1,331	$ 1,742	11/15/2018	40
Société Générale	GBP 31,066	$ 39,781	11/15/2018	46
BNP Paribas SA	$ 6,554	CAD 8,392	12/19/2018	(172)
HSBC Bank USA	$ 25,826	CAD 33,910	11/02/2018	(67)
Citibank NA	CAD 3,952	$ 4,182	11/02/2018	56
Goldman Sachs Bank USA	CAD 367	$ 280	11/02/2018	1
HSBC Bank USA	CAD 22,655	$ 17,485	11/02/2018	275
HSBC Bank USA	CAD 33,910	$ 25,840	12/04/2018	65
JP Morgan Chase Bank NA	CAD 5,824	$ 4,549	11/02/2018	125
Barclays Bank plc	$ 1,577	EUR 1,392	11/15/2018	2
Barclays Bank plc	$ 5,513	EUR 15,175	11/15/2018	(460)
BNP Paribas SA	$ 11,325	EUR 9,592	11/02/2018	(459)

Harbor Bond Fund
Portfolio of Investments—Continued

FORWARD CURRENCY CONTRACTS—Continued
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas SA	$ 1,666	EUR 2,724	11/15/2018	$ (36)
BNP Paribas SA	$ 9,692	EUR 8,492	12/04/2018	(47)
Citibank NA	$ 25,445	EUR 27,667	11/15/2018	(385)
Goldman Sachs Bank USA	$ 7,201	EUR 6,126	11/15/2018	(254)
JP Morgan Chase Bank NA	$ 1,951	EUR 1,651	11/15/2018	(78)
Société Générale	$ 3,429	EUR 2,976	11/15/2018	(55)
Barclays Bank plc	EUR 9,635	$ 11,224	11/15/2018	298
BNP Paribas SA	EUR 8,492	$ 9,668	11/02/2018	48
BNP Paribas SA	EUR 3,540	$ 35,038	11/15/2018	804
Citibank NA	EUR 937	$ 43,448	11/15/2018	946
Deutsche Bank AG	EUR 1,100	$ 1,335	11/02/2018	89
Goldman Sachs Bank USA	EUR 1,139	$ 1,294	11/15/2018	2
HSBC Bank USA	EUR 1,600	$ 6,004	03/15/2019	614
JP Morgan Chase Bank NA	EUR 963	$ 10,544	11/15/2018	254
Société Générale	EUR 1,709	$ 1,943	11/15/2018	5
BNP Paribas SA	$ 10,781	INR 814,038	12/19/2018	(162)
Citibank NA	$ 4,853	INR 356,276	12/19/2018	(73)
Goldman Sachs Bank USA	$ 698	INR 51,747	11/13/2018	—
HSBC Bank USA	$ 818	INR 60,208	11/15/2018	(6)
Barclays Bank plc	INR 219,259	$ 2,935	12/19/2018	(7)
Citibank NA	INR 34,421	$ 462	11/13/2018	(2)
Deutsche Bank AG	INR 60,208	$ 808	11/15/2018	(4)
Goldman Sachs Bank USA	INR 51,747	$ 694	12/19/2018	—
HSBC Bank USA	INR 17,326	$ 232	11/13/2018	(2)
HSBC Bank USA	INR 60,208	$ 813	12/19/2018	6
JP Morgan Chase Bank	INR 300,624	$ 11,041	12/19/2018	(83)
JP Morgan Chase Bank NA	$ 32,888	JPY 3,720,400	11/15/2018	119
JP Morgan Chase Bank NA	$ 5,479	JPY 7,776,700	11/15/2018	(373)
UBS AG	$ 38,449	JPY 4,236,400	11/15/2018	(863)
Barclays Bank plc	JPY 1,220,900	$ 38,007	11/15/2018	141
Barclays Bank plc	JPY 6,460,000	$ 58,631	11/19/2018	1,301
Barclays Bank plc	JPY 430,000	$ 3,883	11/26/2018	65
Barclays Bank plc	JPY 8,610,000	$ 77,352	02/04/2019	393
BNP Paribas SA	JPY 1,060,000	$ 9,547	11/05/2018	149
BNP Paribas SA	JPY 160,000	$ 1,446	11/26/2018	25
BNP Paribas SA	JPY 4,180,000	$ 36,965	01/15/2019	(338)
Citibank NA	JPY 1,060,000	$ 29,996	11/05/2018	474
Citibank NA	JPY 598,600	$ 5,431	11/15/2018	120
Citibank NA	JPY 3,460,000	$ 31,049	01/28/2019	138
Goldman Sachs Bank USA	JPY 1,451,900	$ 12,882	11/15/2018	1
JP Morgan Chase Bank NA	JPY 1,434,400	$ 41,623	11/15/2018	976
JP Morgan Chase Bank NA	JPY 990,800	$ 12,264	11/15/2018	(19)
UBS AG	JPY 1,060,000	$ 9,548	11/05/2018	150
UBS AG	JPY 430,000	$ 3,884	11/26/2018	66
Citibank NA	$ 4,926	MXN 96,729	11/14/2018	(176)
Goldman Sachs Bank USA	$ 11,269	MXN 220,084	11/14/2018	(461)
HSBC Bank USA	$ 5,372	MXN 104,436	11/14/2018	(243)
HSBC Bank USA	$ 4,814	MXN 92,767	01/25/2019	(312)
Société Générale	$ 5,169	MXN 99,718	11/14/2018	(272)
BNP Paribas SA	MXN 7,307	$ 382	11/14/2018	24
Goldman Sachs Bank USA	MXN 52,451	$ 9,781	11/14/2018	566
HSBC Bank USA	MXN 28,586	$ 12,986	11/14/2018	911
JP Morgan Chase Bank NA	MXN 113,769	$ 14,679	11/14/2018	891
Barclays Bank plc	$ 6,752	RUB 444,853	11/16/2018	(13)
Barclays Bank plc	$ 685	RUB 45,107	11/19/2018	(2)
Barclays Bank plc	$ 4,388	RUB 290,312	12/14/2018	(6)
BNP Paribas SA	$ 2,802	RUB 183,955	11/16/2018	(15)
Citibank NA	$ 9,866	RUB 675,961	11/15/2018	375
Goldman Sachs Bank USA	$ 628	RUB 42,189	11/06/2018	12
Goldman Sachs Bank USA	$ 7,802	RUB 516,290	12/14/2018	(10)
Goldman Sachs Bank USA	$ 1,915	RUB 126,828	01/30/2019	(9)
HSBC Bank USA	$ 3,144	RUB 212,270	11/15/2018	72
HSBC Bank USA	$ 8,193	RUB 562,539	12/14/2018	298
HSBC Bank USA	$ 661	RUB 43,912	01/30/2019	(1)
JP Morgan Chase Bank	$ 1,261	RUB 84,639	11/06/2018	23
JP Morgan Chase Bank	$ 1,264	RUB 82,959	11/15/2018	(7)

Harbor Bond Fund
Portfolio of Investments—Continued

FORWARD CURRENCY CONTRACTS—Continued
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
Société Générale	$ 12,380	RUB 780,852	11/15/2018	$ (550)
UBS AG	$ 7,692	RUB 493,604	11/15/2018	(213)
Barclays Bank plc	RUB 290,312	$ 11,154	11/15/2018	16
Barclays Bank plc	RUB 45,107	$ 9,595	12/14/2018	22
BNP Paribas SA	RUB 114,034	$ 1,713	11/15/2018	(15)
Goldman Sachs Bank USA	RUB 126,829	$ 1,931	11/06/2018	7
Goldman Sachs Bank USA	RUB 11,659	$ 174	11/15/2018	(2)
Goldman Sachs Bank USA	RUB 516,290	$ 7,829	11/15/2018	7
HSBC Bank USA	RUB 444,853	$ 6,772	11/16/2018	33
HSBC Bank USA	RUB 45,107	$ 687	11/19/2018	4
JP Morgan Chase Bank	RUB 272,880	$ 11,174	11/15/2018	39
JP Morgan Chase Bank	RUB 133,483	$ 2,004	11/15/2018	(18)
JP Morgan Chase Bank	RUB 189,866	$ 16,291	12/14/2018	70
Citibank NA	$ 1,082	ZAR 16,428	11/02/2018	32
Citibank NA	ZAR 16,235	$ 1,131	11/02/2018	30
Citibank NA	$ 31,060	SEK 292,210	11/15/2018	(462)
Barclays Bank plc	SEK 42,050	$ 4,640	11/15/2018	39
Citibank NA	SEK 12,615	$ 1,390	11/15/2018	10
Goldman Sachs Bank USA	SEK 37,090	$ 4,219	11/15/2018	161
JP Morgan Chase Bank NA	SEK 49,270	$ 22,559	11/15/2018	724
Barclays Bank plc	$ 5,975	TRY 39,543	11/15/2018	1,032
BNP Paribas SA	$ 449	TRY 2,723	11/08/2018	36
Goldman Sachs Bank USA	$ 1,671	TRY 10,588	11/29/2018	188
JP Morgan Chase Bank	$ 1,190	TRY 7,569	11/15/2018	152
JP Morgan Chase Bank	$ 3,770	TRY 59,201	11/29/2018	1,240
UBS AG	$ 3,020	TRY 19,884	01/15/2019	377
BNP Paribas SA	TRY 9,568	$ 1,699	11/15/2018	4
Citibank NA	TRY 10,016	$ 1,699	11/15/2018	(76)
Deutsche Bank AG	TRY 39,092	$ 6,637	11/15/2018	(291)
Goldman Sachs Bank USA	TRY 7,169	$ 1,175	11/08/2018	(101)
Goldman Sachs Bank USA	TRY 34,184	$ 5,901	11/15/2018	(157)
HSBC Bank USA	TRY 13,499	$ 2,297	11/15/2018	(96)
JP Morgan Chase Bank	TRY 12,633	$ 2,224	11/15/2018	(15)
UBS AG	TRY 11,615	$ 2,018	11/15/2018	(41)
Total Forward Currency Contracts				$8,222

INTEREST RATE SWAP AGREEMENTS OPEN AT OCTOBER 31, 2018
CENTRALLY CLEARED SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	Canada Bankers Acceptances-CDOR 3-Month	Receive	1.750%	Semi-annual	12/16/2046	CAD 1,900	$ 361	$ (25)	$ 386
LCH Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	1.250	Annual	12/19/2028	EUR 15,400	452	264	188
LCH Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	1.000	Annual	03/20/2029	91,900	(400)	(408)	8
LCH Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	1.501	Annual	07/04/2042	19,600	150	—	150
LCH Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	1.500	Annual	03/20/2049	7,200	(68)	(144)	76
LCH Group	British Bankers' Association LIBOR GBP 6-Month	Receive	1.500	Semi-annual	03/20/2024	GBP 39,300	(147)	(36)	(111)
LCH Group	British Bankers' Association LIBOR GBP 6-Month	Receive	1.500	Semi-annual	12/19/2028	7,800	98	131	(33)
LCH Group	British Bankers' Association LIBOR GBP 6-Month	Receive	1.500	Semi-annual	03/20/2029	7,700	120	124	(4)
LCH Group	British Bankers' Association LIBOR GBP 6-Month	Receive	1.500	Semi-annual	12/19/2048	9,500	611	44	567

Harbor Bond Fund
Portfolio of Investments—Continued

INTEREST RATE SWAP AGREEMENTS—Continued
CENTRALLY CLEARED SWAP AGREEMENTS—Continued
INTEREST RATE SWAPS—Continued
Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
LCH Group	British Bankers' Association LIBOR GBP 6-Month	Receive	1.750%	Semi-annual	03/20/2049	GBP 10,500	$ (120)	$ (64)	$ (56)
CME Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.300	Semi-annual	03/18/2026	JPY 12,590,000	(751)	(718)	(33)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.300	Semi-annual	03/18/2026	10,220,000	(551)	(626)	75
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.300	Semi-annual	09/20/2027	2,180,000	(25)	(114)	89
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.300	Semi-annual	03/20/2028	1,020,000	7	73	(66)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	0.380	Semi-annual	06/18/2028	4,090,000	247	132	115
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.399	Semi-annual	06/18/2028	770,000	(59)	—	(59)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	0.372	Semi-annual	10/22/2028	410,000	12	—	12
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Pay	0.309	Semi-annual	10/31/2028	1,250,000	(35)	(19)	(16)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.450	Semi-annual	03/20/2029	670,000	(46)	(49)	3
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.750	Semi-annual	03/20/2038	2,120,000	(30)	44	(74)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.800	Semi-annual	10/22/2038	220,000	(14)	—	(14)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.705	Semi-annual	10/31/2038	640,000	66	41	25
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.750	Semi-annual	12/20/2038	2,085,000	89	142	(53)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	1.000	Semi-annual	03/21/2048	240,000	(29)	(8)	(21)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.800	Semi-annual	08/22/2023	$ 122,400	(1,782)	(2,780)	998
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.905	Semi-annual	08/22/2048	16,600	1,366	1,638	(272)
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.930	Semi-annual	08/22/2048	6,000	464	637	(173)
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.940	Semi-annual	08/22/2048	5,300	399	518	(119)
LCH Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.250	Semi-annual	06/20/2028	51,400	3,873	2,891	982
Centrally Cleared Interest Rate Swaps									2,570
Interest Rate Swaps									$2,570
CREDIT DEFAULT SWAP AGREEMENTS  OPEN AT OCTOBER 31, 2018
CENTRALLY CLEARED SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/ Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Payment Frequency	Notional Amount (000s)[e]	Value (000s)[f]	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	Carrefour 1.750% due 05/22/2019	Sell	1.000%	06/20/2023	0.683%	Quarterly	EUR 2,600	$ 46	$ 17	$ 29
ICE Group	iTraxx Europe Series 29 Version 1 0.001%	Buy	1.000	06/20/2023	0.643	Quarterly	EUR 60,400	(1,200)	(1,070)	(130)
ICE Group	TESCO PLC 6.000% due 12/14/2029	Sell	1.000	06/20/2022	0.111	Quarterly	EUR 5,000	81	(244)	325

Harbor Bond Fund
Portfolio of Investments—Continued

CREDIT DEFAULT SWAP AGREEMENTS —Continued
CENTRALLY CLEARED SWAP AGREEMENTS—Continued
CREDIT DEFAULT SWAPS—Continued
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/ Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Payment Frequency	Notional Amount (000s)[e]	Value (000s)[f]	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	Markit CDX North American High Yield Index Series 30 0.001%	Sell	5.000%	06/20/2023	3.466%	Quarterly	$ 5,400	$ 356	$ 323	$ 33
ICE Group	Markit CDX North American High Yield Index Series 31 0.001%	Sell	5.000	12/20/2023	3.748	Quarterly	4,200	246	209	37
ICE Group	Markit CDX North American Investment Grade Index Series 30 0.001%	Buy	1.000	06/20/2023	0.628	Quarterly	70,100	(1,196)	(1,217)	21
ICE Group	Ford Motor Company 4.346% due 12/08/2026	Sell	5.000	06/20/2023	1.227	Quarterly	2,100	296	313	(17)
ICE Group	MBIA Inc. 6.625% due 10/01/2028	Sell	5.000	12/20/2019	0.420	Quarterly	7,000	391	(237)	628
ICE Group	MetLife, Inc. 4.750% due 02/08/2021	Sell	1.000	06/20/2021	0.089	Quarterly	2,100	41	12	29
ICE Group	MetLife, Inc. 4.750% due 02/08/2021	Sell	1.000	12/20/2021	0.085	Quarterly	6,900	141	1	140
ICE Group	The Goldman Sachs Group, Inc. 5.950% due 01/18/2018	Sell	1.000	09/20/2020	0.341	Quarterly	8,000	107	128	(21)
Centrally Cleared Credit Default Swaps										$1,074
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/ Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Payment Frequency	Notional Amount (000s)[e]	Value (000s)[f]	Upfront Premiums (Received)/ Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Citibank NA	Axa Equitable Holdings Inc. 3.900% due 04/20/2023	Sell	1.000%	06/20/2023	1.350%	Quarterly	$ 4,200	$(57)	$(114)	$ 57
Goldman Sachs International	Petroleo Brasileiro SA Petrobras 8.375% due 12/10/2018	Sell	1.000	12/20/2019	1.025	Quarterly	400	—	(43)	43
HSBC Bank USA NA	Petroleo Brasileiro SA Petrobras 8.375% due 12/10/2018	Sell	1.000	03/20/2020	1.179	Quarterly	200	—	(36)	36
JP Morgan Chase Bank NA	Petroleo Brasileiro SA Petrobras 8.375% due 12/10/2018	Sell	1.000	12/20/2019	1.025	Quarterly	2,100	2	(237)	239
Over-the-Counter Credit Default Swaps										375
Credit Default Swaps										$1,449
Total Swaps										$4,019

FIXED INCOME INVESTMENTS SOLD SHORT AT OCTOBER 31, 2018 — (0.5)%
Principal Amount (000s)	Security	Proceeds (000s)	Value (000s)
$ 9,000	Federal National Mortgage Association TBA[10] 6.000%—12/13/2048	$9,653	$(9,665)

Harbor Bond Fund
Portfolio of Investments—Continued

REVERSE REPURCHASE AGREEMENTS AT OCTOBER 31, 2018 — (19.0)%
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Proceeds (000s)	Value (000s)
Bank of America	2.180% - 2.320%	08/07/2018 - 10/23/2018	11/1/2018 - 11/08/2018	$ 21,111	$ (21,111)
Bank of Nova Scotia	2.370%	10/08/2018	01/09/2019	75,873	(75,873)
Barclays	(0.500)%	06/06/2018	06/06/2020	2,795	(2,795)
Deutsche Bank	2.510%	10/31/2018	02/01/2019	17,751	(17,751)
Royal Bank of Canada	2.230 - 2.480%	08/16/2018 - 10/25/2018	11/16/2018 - 11/19/2019	151,610	(151,610)
Royal Bank of Scotland	2.200- 2.460%	08/09/2018 - 10/26/2018	11/05/2018 - 01/22/2019	98,074	(98,074)
Total Reverse Repurchase Agreements				$367,214	$(367,214)
SALE-BUYBACK TRANSACTIONS AT OCTOBER 31, 2018 — (2.0)%
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Proceeds (000s)	Value (000s)
Barclays Capital Inc.	2.250 - 2.500%	10/29/2018 - 10/30/2018	11/02/2018 - 11/05/2018	$ 4,799	$ (4,730)
UBS Securities LLC	2.250%	10/29/2018	01/30/2019	33,677	(33,768)
Total Sale-Buyback Transactions				$38,476	$(38,498)

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2018 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$ —	$ 226,067	$ —	$ 226,067
Bank Loan Obligations	—	—	5,185	5,185
Collateralized Mortgage Obligations	—	122,904	—	122,904
Corporate Bonds & Notes	—	955,781	—	955,781
Escrow	—	—	—	—
Foreign Government Obligations	—	384,834	—	384,834
Mortgage Pass-Through	—	1,276,161	1	1,276,162
Municipal Bonds	—	9,315	—	9,315
U.S. Government Obligations	—	427,909	—	427,909
Short-Term Investments
Certificates Of Deposit	—	9,800	—	9,800
Total Investments in Securities	$ —	$3,412,771	$5,186	$3,417,957
Financial Derivative Instruments - Assets
Forward Currency Contracts	$ —	$ 16,194	$ —	$ 16,194
Futures Contracts	7,794	—	—	7,794
Purchased Options	26	178	—	204
Swap Agreements	—	5,291	—	5,291
Total Financial Derivative Instruments - Assets	$ 7,820	$ 21,663	$ —	$ 29,483
Liability Category
Fixed Income Investments Sold Short	$ —	$ (9,665)	$ —	$ (9,665)
Reverse Repurchase Agreements	—	(367,214)	—	(367,214)
Sale-Buyback Transactions	—	(38,498)	—	(38,498)
Total Investments Sold Short and Secured Borrowings	$ —	$ (415,377)	$ —	$ (415,377)
Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$ —	$ (7,972)	$ —	$ (7,972)
Futures Contracts	(5,162)	—	—	(5,162)
Swap Agreements	—	(1,272)	—	(1,272)
Written Options	(191)	(855)	—	(1,046)
Total Financial Derivative Instruments - Liabilities	$(5,353)	$ (10,099)	$ —	$ (15,452)
Total Investments	$ 2,467	$3,008,958	$5,186	$3,016,611
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

Harbor Bond Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2018.
Valuation Description	Balance Beginning as of 11/01/2017 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2018[w] (000s)
Bank Loan Obligations	$—	$5,174	$—	$—	$—	$ 11	$—	$—	$5,185
Escrow	—	—	—	—	—	—	—	—	—
Mortgage Pass-Through	1	—	—	—	—	—	—	—	1
	$ 1	$5,174	$—	$—	$—	$ 11	$—	$—	$5,186
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2018 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Bank Loan Obligations
Toyota Motor Credit Corporation	$ 5,185	Benchmark Pricing	Base Price Plus Spread	$ 99.71
Escrow
General Motors Co. Escrow	$ —	Cash Available in Relation to Claims	Estimated Recovery Value	$ 0.00
Mortgage Pass-Through
Federal Housing Authority Project	$ 1	Benchmark Pricing	Base Price	$ 100.09
$ 5,186
REMAINING CONTRACTUAL MATURITY OF TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS
The following is a summary of the remaining contractual maturities of transfers accounted for as secured borrowings, by collateral type, as of October 31, 2018.
	Overnight and Continuous (000s)	Up to 30 days (000s)	31-90 days (000s)	Greater Than 90 days (000s)	Total (000s)
Reverse Repurchase Agreements
U.S. Treasury Obligations	$19,581	$134,505	$148,086	$65,042	$367,214
Sale-Buyback Transactions
U.S. Treasury Obligations	$ —	$ 4,730	$ —	$33,768	$ 38,498
Total Secured Borrowings	$19,581	$139,235	$148,086	$98,810	$405,712

Harbor Bond Fund
Portfolio of Investments—Continued

1		CLO after the name of a security stands for Collateralized Loan Obligation.
2		Variable rate security, the stated rate represents the rate in effect at October 31, 2018.
3		Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2018, the aggregate value of these securities was $489,006 or 25% of net assets.
4		Floating rate security, the stated rate represents the rate in effect at October 31, 2018.
5		Step coupon security, the stated rate represents the rate in effect at October 31, 2018.
6		REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.
7		Perpetuity bond, the maturity date represents the next callable date.
8		MTN after the name of a security stands for Medium Term Note.
9		Zero coupon bond
10		TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 2018. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date (see Note 2 of the accompanying Notes to Financial Statements).
11		Security in Default
12		CMT denotes Constant Maturity Treasury.
13		At October 31, 2018, a portion of securities held by the Fund were pledged as collateral for exchange traded and centrally cleared derivatives, over-the-counter (OTC) derivatives, forward commitments, and secured borrowings (see Note 2 of the accompanying Notes to FInancial Statements). The securities had an aggregate value of $415,637 or 21% of net assets.
b		If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
c		If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
d		Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
e		The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
f		The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
j		Amount represents Index Value
w		Amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 10/31/2018 (000s)
	Bank Loan Obligations	$ 11
	Escrow	$(15)
	Mortgage Pass-Through	–
$ (4)
x		Fair valued in accordance with Harbor Funds Valuation Procedures.
ARS		Argentine Peso
AUD		Australian Dollar
BRL		Brazilian Real
GBP		British Pound
CAD		Canadian Dollar
EUR		Euro
INR		Indian Rupee
JPY		Japanese Yen
MXN		Mexican Peso
RUB		Russian Ruble
ZAR		South African Rand
SEK		Swedish Krona
TRY		Turkish Lira
The accompanying notes are an integral part of the Financial Statements.

Harbor Core Bond Fund
Managers’ Commentary (Unaudited)

Subadviser
Income Research + Management
100 Federal Street
30th Floor
Boston, MA 02110
Portfolio Managers
William A. O’Malley, CFA
Since 2018
James E. Gubitosi, CFA
Since 2018
Sarah Kilpatrick
Since 2018
IR+M has subadvised the Fund since 2018.
Investment Objective
The Fund seeks total return.
William A. O’Malley, CFA

James E. Gubitosi, CFA

Sarah Kilpatrick

Management’s Discussion of
Fund Performance
Market Review
U.S. Treasury yields have climbed across maturities with the 10-year U.S. Treasury jumping 26 basis points for the five-month period ended October 31, 2018, to close at 3.15%. 30-year U.S. Treasury yields jumped 18 basis points during the month of October to close the month at 3.39%, only one basis point away from the multi-year high of 3.40% from July 2014. The yield curve is at a historically flat level, with the difference between 10- and 30-year U.S. Treasury yields, known as the 10s30s spread, closing the month of October at 25 basis points and close to its narrowest in more than a decade.
In the corporate market, credit fundamentals remained healthy, with third quarter estimated earnings growth of 19.3%, according to FactSet. This estimate was revised downward from 20.4% due to anticipated earnings growth declines in the Energy and Consumer Staples sectors. The third quarter U.S. GDP growth came in strong at an annualized rate of 3.5%, which beat expectations for 3.3% and was primarily driven by a 4.0% increase in consumer spending. Inflation data remained solid, as both the U.S. Consumer Price Index (CPI) and Personal Consumption Expenditures (PCE) registered gains of 2% or more, which may be supportive of future U.S. Federal Reserve (Fed) rate hikes. A robust labor market has supported inflation, and the September unemployment rate showed continued strength at 3.7%.
Corporate bond spreads have experienced some volatility during the time period, bouncing around a bit, but ultimately widening out in October to close at 118 bps, according to Bloomberg Barclays.
Securitized asset classes have generated positive excess returns relative to U.S. Treasuries, but lagged corporates. Commercial mortgage-backed securities (CMBS) outperformed due to strong demand. While asset-backed securities (ABS) and mortgage-backed securities (MBS) outperformed U.S. Treasuries, the latter, in particular, underperformed corporates as the Fed balance sheet unwind and market expectations for higher supply through year-end weighed on returns.
For the third quarter, investment grade new issuance exceeded $271 billion, according to Citigroup, which was down 14% versus third quarter 2017. In October, supply was lighter than the market expected, as investment grade corporate issuers priced approximately $82 billion, below estimates that ranged from $100-110 billion. Risk-market volatility and a heavy earnings calendar kept many issuers on the sidelines, and expectations call for November supply in the range of $85-90 billion; this year’s pace now stands roughly 8% behind last year’s.
For 2018, nearly 70% of total investment-grade issuance has been derived from companies rated BBB. The sector breakdown of issuance has changed in some notable ways, with technology accounting for just 2% of supply in 2018 versus 10% in 2017. Consumer non-cyclicals has represented 19% of issuance in 2018 compared to 11% in 2017.
At its September meeting, the Fed raised interest rates, boosting the Fed Funds target range to 2.00-2.25% – the highest since October 2008. This marked the third rate hike in 2018 and eighth since December 2015, which started the current rate hike cycle. Based on market-implied probabilities, there is a 70% chance that the Fed will raise rates in December 2018. In its most recent statement, the Fed again cited the continued strengthening of the labor market and solid economic activity. Job gains have remained robust, and unemployment has been persistently low. Overall, inflation measured around 2%.

Harbor Core Bond Fund
Managers’ Commentary—Continued

CHANGE IN A $10,000 INVESTMENT
For the period 06/01/2018 through 10/31/2018
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2018
	1 Year	5 Years	Unannualized
			Life of Fund
Harbor Core Bond Fund
Institutional Class[1]	N/A	N/A	-0.75%
Retirement Class[1]	N/A	N/A	-0.73
Comparative Index
Bloomberg Barclays U.S. Aggregate Bond[1]	N/A	N/A	-0.89%
As stated in the Fund’s prospectus dated June 1, 2018, the expense ratios were 0.45% (Net) and 0.68% (Gross) (Institutional Class) and 0.37% (Net) and 0.60% (Gross) (Retirement Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on estimates for the current fiscal year.
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
Performance
Since the inception of Harbor Core Bond Fund on June 1, 2018 to the period ended October 31, 2018, the Fund returned -0.75% (Institutional Class) and -0.73% (Retirement Class), which outperformed the return of the Bloomberg Barclays U.S. Aggregate Bond Index of -0.89% during the same period. Careful security selection in the Communications, Energy, and Information Technology sectors contributed most to relative outperformance. The Fund’s overweight to both Financials and ABS also helped performance. Detractors from performance included the Fund’s overweight and security selection within Utilities, as well as the underweight to the non-corporate sector (which mainly consists of foreign securities issued in U.S. Dollars), which was one of the better performing areas in the Index during the period. Agency MBS also experienced some weakness during the period, and while the Fund’s underweight helped, security selection detracted from performance.
Outlook & Strategy
Entering the fourth quarter, we believe the U.S. economic outlook remains strong, supported by a robust labor market that is driving consumer spending. The core inflation rate continues to hover around the Fed’s 2% inflation rate target. In our opinion, the potential for an inverted yield curve still exists, but that may not deter the Fed from future tightening. The consensus view is that the Fed will raise rates again in December 2018, and three additional times in 2019. In our view, while the new Chinese tariffs have yet to significantly affect the economy, we think the Fed could suspend its rate hikes if trade wars remain a concern. We believe that it is time to lean on our years of experience, security selection skills, and conviction in well-balanced Fund construction, with prudent risk and liquidity management.

1	The “Life of Fund” return as shown reflects the period 06/01/2018 through 10/31/2018.
This report contains the current opinions of Income Research + Management as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. References to securities that are backed by the full faith and credit of the U.S. Government do not apply to the shares of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Core Bond Fund
Fund Summary—October 31, 2018 (Unaudited)

TOP Issuers (% of net assets)
❶	U.S. Treasury	20.8%
❷	Federal National Mortgage Association	12.7%
❸	Federal Home Loan Mortgage Corp.	8.7%
❹	U.S. Small Business Administration	4.6%
❺	Government National Mortgage Association	2.5%
❻	JPMorgan Mortgage Trust	1.8%
❼	CNH Equipment Trust	1.6%
❽	JPMBB Commercial Mortgage Securities Trust	1.2%
❾	WF RBS Commercial Mortgage Trust	1.2%
❿	United Airlines 2014-1 Class A Pass-Through Trust	1.1%

Total Investments (% of net assets)
(Excludes net cash of 0.9%)
Maturity Profile (% of investments)

Harbor Core Bond Fund
Portfolio of Investments—October 31, 2018

Value, Cost and Principal Amounts in Thousands

ASSET-BACKED SECURITIES—10.9%
Principal Amount		Value
	American Airlines 2013-2 Class A Pass-Through Trust
$133	4.950%—07/15/2024	$ 136
	American Airlines 2015-1 Class A Pass-Through Trust
444	3.375%—11/01/2028	426
	CNH Equipment Trust
	Series 2018-A Cl. A3
590	3.120%—07/17/2023	589
	Series 2018-B Cl. A3
271	3.190%—11/15/2023	271
		860
	DB Master Finance LLC
	Series 2017-1A Cl. A2I
248	3.629%—11/20/2047[1]	241
	Delta Air Lines 2015-1 Class AA Pass-Through Trust
313	3.625%—01/30/2029	308
	DLL Securitization Trust
	Series 2017-A Cl. A3
253	2.140%—12/15/2021[1]	249
	Domino's Pizza Master Issuer LLC
	Series 2017-1A Cl. A2I
247	3.740% (3 Month USD Libor + 1.250) 07/25/2047[1,2]	248
	Ford Credit Floorplan Master Owner Trust
	Series 2016-5 Cl. A1
492	1.950%—11/15/2021	486
	GMF Floorplan Owner Revolving Trust
	Series 2017-1 Cl. A1
524	2.220%—01/18/2022[1]	519
	Progress Residential Trust
	Series 2018-SFR3 Cl. A
433	3.880%—10/17/2035[1]	433
	Store Master Funding LLC
348	3.960%—10/20/2048[1]	349
	United Airlines 2014-1 Class A Pass-Through Trust
592	4.000%—10/11/2027	593
	Verizon Owner Trust
	Series 2018-A Cl. A1A
501	3.230%—04/20/2023	501
	Wheels SPV LLC
	Series 2017-1A Cl. A2
200	3.060%—04/20/2027[1]	199
	World Omni Auto Receivables Trust
	Series 2017-B Cl. A3
500	1.950%—02/15/2023	490
TOTAL ASSET-BACKED SECURITIES
(Cost $6,054)		6,038

COLLATERALIZED MORTGAGE OBLIGATIONS—7.5%
	Commercial Mortgage Pass-Through Certificates
	Series 2014-CR14 Cl. A2
559	3.147%—02/10/2047	559
	Flagstar Mortgage Trust
	Series 2018-1 Cl. A5
235	3.500%—03/25/2048[1]	231
	GS Mortgage Securities Trust
	Series 2012-GCJ7 Cl. A4
462	3.377%—05/10/2045	461
	JPMBB Commercial Mortgage Securities Trust
	Series 2015-C32 Cl. A2
511	2.816%—11/15/2048	506
	Series 2013-C14 Cl. A2
190	3.019%—08/15/2046	190
		696
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount		Value
	JPMorgan Mortgage Trust
	Series 2016-4 Cl. A5
$237	3.500%—10/25/2046[1]	$ 234
	Series 2018-4 Cl. A5
414	3.500%—10/25/2048[1]	407
	Series 2018-6 Cl. 1A4
364	3.500%—12/25/2048	362
		1,003
	UBS Commercial Mortgage Trust
	Series 2018-C10 Cl. A4
543	4.313%—05/15/2051	555
	WF RBS Commercial Mortgage Trust
	Series 2012-C10 Cl. A3
244	2.875%—12/15/2045	238
	Series 2011-C4 Cl. A4
400	4.902%—06/15/2044[1]	413
		651
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $4,184)		4,156

CORPORATE BONDS & NOTES—29.5%
AEROSPACE & DEFENSE—0.8%
	BAE Systems Holdings Inc.
300	3.800%—10/07/2024[1]	295
	Lockheed Martin Corp.
150	4.700%—05/15/2046	153
		448
AUTOMOBILES—0.5%
	Daimler Finance North America LLC
300	2.200%—05/05/2020[1]	294
BANKS—3.0%
	Bank of America Corp. MTN[3]
276	3.500%—04/19/2026	263
	Citigroup Inc.
404	3.400%—05/01/2026	380
155	4.650%—07/23/2048	150
		530
	JPMorgan Chase & Co.
300	3.200%—01/25/2023	294
191	4.203%—07/23/2029	188
		482
	Morgan Stanley MTN[3]
159	4.300%—01/27/2045	147
	PNC Bank NA
250	3.500%—06/08/2023	249
		1,671
BEVERAGES—0.7%
	Anheuser-Busch InBev Finance Inc.
414	4.900%—02/01/2046	392
BIOTECHNOLOGY—1.4%
	AbbVie Inc.
400	2.500%—05/14/2020	395
	Celgene Corp.
400	2.875%—08/15/2020	396
		791

Harbor Core Bond Fund
Portfolio of Investments—Continued

Value, Cost and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CAPITAL MARKETS—4.3%
	Apollo Management Holdings LP
$250	4.000%—05/30/2024[1]	$ 247
	Goldman Sachs Group Inc.
420	5.750%—01/24/2022	444
	KKR Group Finance Co. II LLC
300	5.500%—02/01/2043[1]	303
	Macquarie Group Ltd. MTN[3]
250	4.150%—03/27/2024[1]	248
	Moody's Corp.
407	3.250%—06/07/2021	405
	Morgan Stanley MTN[3]
450	3.875%—01/27/2026	436
	UBS Group Funding Switzerland AG
300	4.125%—04/15/2026[1]	295
		2,378
COMMUNICATIONS EQUIPMENT—0.5%
	Juniper Networks Inc.
250	4.500%—03/15/2024	253
CONSUMER FINANCE—2.8%
	American Express Co.
250	3.375%—05/17/2021	250
	Capital One Financial Corp.
250	3.200%—01/30/2023	242
	GE Capital International Funding Co. Unlimited Co.
375	4.418%—11/15/2035	325
	General Motors Financial Co. Inc.
344	4.150%—06/19/2023	338
	Nissan Motor Acceptance Corp. MTN[3]
400	2.150%—09/28/2020[1]	390
		1,545
DIVERSIFIED FINANCIAL SERVICES—0.9%
	Siemens Financieringsmaatschappij NV
300	2.150%—05/27/2020[1]	295
	Voya Financial Inc.
200	3.125%—07/15/2024	189
		484
DIVERSIFIED TELECOMMUNICATION SERVICES—1.4%
	AT&T Inc.
305	3.400%—05/15/2025	287
300	3.514% (3 Month USD Libor + 1.180) 06/12/2024[2]	301
		588
	Verizon Communications Inc.
172	4.522%—09/15/2048	157
		745
ELECTRIC UTILITIES—2.9%
	Berkshire Hathaway Energy Co.
365	6.125%—04/01/2036	431
	Duke Energy Corp.
350	3.750%—04/15/2024	347
	Eversource Energy
260	2.750%—03/15/2022	255
	Southern Co.
305	3.250%—07/01/2026	283
	Virginia Electric & Power Co.
305	3.150%—01/15/2026	294
		1,610
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—1.6%
	Digital Realty Trust LP
$300	3.700%—08/15/2027	$ 281
	Ventas Realty LP
250	4.125%—01/15/2026	244
	Wea Finance LLC / Westfield UK & Europe Finance plc
350	2.700%—09/17/2019[1]	349
		874
HEALTH CARE PROVIDERS & SERVICES—1.5%
	CVS Pass-Through Trust
401	8.353%—07/10/2031[1]	481
	Express Scripts Holding Co.
360	3.400%—03/01/2027	331
		812
INSURANCE—1.0%
	American International Group Inc.
300	4.125%—02/15/2024	298
	Five Corners Funding Trust
250	4.419%—11/15/2023[1]	256
		554
MEDIA—2.0%
	Charter Communications Operating LLC / Charter Communications Operating Capital
375	6.384%—10/23/2035	388
	Comcast Corp.
470	3.000%—02/01/2024	453
	COX Communications Inc.
300	2.950%—06/30/2023[1]	286
		1,127
OIL, GAS & CONSUMABLE FUELS—1.4%
	Anadarko Petroleum Corp.
1,000	0.000%—10/10/2036[4]	416
	Concho Resources Inc.
155	4.300%—08/15/2028	152
	Sunoco Logistics Partners Operations LP
210	3.900%—07/15/2026	195
		763
ROAD & RAIL—0.9%
	Norfolk Southern Corp.
200	4.837%—10/01/2041	203
	Penske Truck Leasing Co. LP / PTL Finance Corp.
300	3.900%—02/01/2024[1]	295
		498
SOFTWARE—0.3%
	Microsoft Corp.
150	4.250%—02/06/2047	151
TRADING COMPANIES & DISTRIBUTORS—1.6%
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust
272	4.125%—07/03/2023	269
	Air Lease Corp.
374	3.875%—07/03/2023	369

Harbor Core Bond Fund
Portfolio of Investments—Continued

Value, Cost and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
TRADING COMPANIES & DISTRIBUTORS—Continued
	Ferguson Finance plc
$266	4.500%—10/24/2028[1]	$ 262
		900
TOTAL CORPORATE BONDS & NOTES
(Cost $16,560)		16,290

MORTGAGE PASS-THROUGH—23.9%
	Federal Home Loan Mortgage Corp.
1,676	3.000%—11/01/2043-10/01/2046	1,596
938	3.500%—07/01/2046	921
1,934	4.000%—02/01/2046-03/01/2048	1,941
299	5.000%—12/01/2044	317
		4,775
	Federal National Mortgage Association
2,321	3.500%—10/01/2037-09/01/2046	2,290
1,259	4.000%—02/01/2047	1,262
1,488	4.500%—05/01/2046-11/01/2047	1,532
1,840	5.000%—09/01/2033-05/01/2042	1,949
		7,033
	Government National Mortgage Association
1,338	4.500%—01/15/2042-08/20/2047	1,381
TOTAL MORTGAGE PASS-THROUGH
(Cost $13,402)		13,189

MUNICIPAL BONDS—1.9%
	Metropolitan Transportation Authority
140	5.871%—11/15/2039	164
	Metropolitan Water Reclamation District of Greater Chicago
145	5.720%—12/01/2038	172
	New York State Urban Development Corp.
265	5.770%—03/15/2039	301
	State of California
300	7.500%—04/01/2034	410
TOTAL MUNICIPAL BONDS
(Cost $1,078)		1,047

U.S. GOVERNMENT OBLIGATIONS—25.4%
Principal Amount		Value
	U.S. Small Business Administration
	Series 2012-20C Cl. 1
$210	2.510%—03/01/2032	$ 202
	Series 2015-20H Cl. 1
479	2.820%—08/01/2035	467
	Series 2017-20J Cl. 1
308	2.850%—10/01/2037	295
	Series 2018-20B Cl. 1
345	3.220%—02/01/2038	336
	Series 2018-20G Cl. 1
522	3.540%—07/01/2038	519
	Series 2018-20F Cl. 1
761	3.600%—06/01/2038	759
		2,578
	U.S. Treasury Bonds
2,693	3.000%—02/15/2048-08/15/2048	2,498
2,023	4.500%—05/15/2038	2,378
		4,876
	U.S. Treasury Notes
1,107	1.375%—04/30/2020	1,083
2,455	2.625%—05/15/2021	2,438
888	2.750%—07/31/2023	879
2,227	2.875%—09/30/2023-08/15/2028	2,211
		6,611
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $14,339)		14,065
TOTAL INVESTMENTS—99.1%
(Cost $55,617)		54,785
CASH AND OTHER ASSETS, LESS LIABILITIES—0.9%		525
TOTAL NET ASSETS—100.0%		$55,310

FAIR VALUE MEASUREMENTS
All investments at October 31, 2018 (as disclosed in the preceding Portfolio of Investments) were classified as Level 2. There were no Level 3 investments at October 31, 2018 or June 1, 2018 (inception).
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2018, the aggregate value of these securities was $7,819 or 14% of net assets.
2	Variable rate security, the stated rate represents the rate in effect at October 31, 2018.
3	MTN after the name of a security stands for Medium Term Note.
4	Zero coupon bond
The accompanying notes are an integral part of the Financial Statements.

Harbor Real Return Fund
Managers’ Commentary (Unaudited)

Subadviser
Pacific Investment Management Company LLC (PIMCO)
650 Newport Center Dr.
Newport Beach, CA
92660
Portfolio Managers
Mihir P. Worah, Ph.D.
Since 2007
Jeremie Banet
Since 2015
PIMCO has subadvised the Fund since 2005.
Investment Objective
The Fund seeks maximum real return, consistent with preservation of real capital.
Mihir P. Worah, Ph.D.

Jeremie Banet

Management’s Discussion of
Fund Performance
MARKET REVIEW
The coordinated efforts of global central banks to normalize policy continued to be a focus for fixed income markets for the fiscal year ended October 31, 2018. Overall, markets were more challenged in light of continued reduction in global central bank accommodation as well as a myriad of geopolitical events with volatility rising well above recent averages.
To start the fiscal year, anticipation for – and passage of – fiscal stimulus in the U.S. as well as an uptick in growth momentum contributed to tighter credit spreads and allowed U.S. equities to finish the 2017 calendar year out strong. Underlying the risk-on sentiment, the fundamental backdrop remained intact as data showed acceleration in growth trends in the U.S., Europe, and Japan, although inflation remained subdued. Volatility remained low and emerging market assets broadly strengthened on the back of healthier fundamentals, a weaker U.S. Dollar, and rising oil prices.
After a year of low volatility and strong risk asset returns, the start to 2018 was highlighted by the return of volatility. Solid growth data kept global central banks on track, but rising interest rates and geopolitical concerns contributed to more challenged performance across equities and credit. Expectations for higher inflation, increased U.S. Treasury supply and more U.S. Federal Reserve (Fed) hikes all contributed to higher rates. Volatility rose as the CBOE Volatility Index had its single largest one-day rise in its history (back to 1990). Fears of a global trade war exacerbated the extent of swings in risk markets.
Over the second half of the fiscal year, geopolitical developments – including escalating trade tensions between the U.S. and China, political uncertainty in Italy, and turmoil in certain emerging market countries dominated news headlines and contributed to bouts of volatility. Solid fundamental data and higher inflation kept the Fed on track with policy normalization even as other global central banks like the European Central Bank (ECB) softened rhetoric. With divergence in both growth trends and central bank activity, the U.S. Dollar strengthened against virtually all currencies.
Despite a slew of geopolitical headlines and several developed market central banks shifting toward reduced accommodation, the strong fundamental backdrop in the U.S. persisted. Global central banks remained on course for diminished monetary support, helping push developed market yields higher. The Fed and Bank of England (BoE) both hiked policy rates, the ECB confirmed plans to cease asset purchased by the end of 2018, and the Bank of Japan (BoJ) adjusted its yield curve control policy. Higher developed market yields – in conjunction with the stronger U.S. Dollar and ongoing trade concerns – contributed to the less supportive external backdrop and challenging performance for emerging markets.
In the final month of the fiscal year, risk assets saw a dramatic reversal of fortune from the preceding months. Equities sold off, credit spreads widened, and volatility spiked as market participants digested the continued reduction in global central bank accommodation, among other factors.
PEFORMANCE
Harbor Real Return Fund returned -1.57% (Institutional Class), -1.63% (Retirement Class1), and -1.86% (Administrative Class) for the fiscal year ended October 31, 2018, compared with the -1.24% return of the Bloomberg Barclays U.S. TIPS Index.
The following strategies helped Fund returns:
•	Nominal interest rate strategies in the U.S., particularly an underweight to U.S. duration as rates rose over the fiscal year.

Harbor Real Return Fund
Managers’ Commentary—Continued

CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2008 through 10/31/2018
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the Bloomberg Barclays U.S. TIPS Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
TOTAL RETURNS
For the periods ended 10/31/2018
	1 Year	Annualized
		5 Years	10 Years
Harbor Real Return Fund
Institutional Class	-1.57%	0.68%	4.26%
Retirement Class[1]	-1.63	0.67	4.26
Administrative Class	-1.86	0.43	3.99
Comparative Index
Bloomberg Barclays U.S. TIPS	-1.24%	0.97%	4.11%
As stated in the Fund’s prospectus dated June 1, 2018, the expense ratios were 0.52% (Net) and 1.03% (Gross) (Institutional Class); 0.44% (Net) and 0.95% (Gross) (Retirement Class); and 0.77% (Net) and 1.28% (Gross) (Administrative Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense) effective through 02/29/2020. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
The following strategies were negative or neutral for Fund returns:
•	Real interest rate strategies in the U.S. as U.S. breakeven inflation expectations remained capped amid oil price volatility and mixed inflation data.
•	An allocation to U.S. Dollar-denominated emerging market debt, as select issues underperformed over the period.
•	Tactical exposure to select emerging markets currencies, including the Argentine Peso.
OUTLOOK & STRATEGY
We expect world GDP growth to slow somewhat but remain above-trend at 2.75%‒3.25% in 2019. With tighter global financial conditions, increased political and economic uncertainties, and U.S. fiscal stimulus starting to fade in 2019, we think the economic divergence of 2018 – the U.S. accelerating and other regions slowing – will give way to a more synchronized deceleration, with the U.S., the Eurozone and China all seeing lower growth than this year. We expect inflation globally to remain essentially unchanged from 2018 at 2.0%‒2.5%.
In the U.S., after an expansion of about 3% in 2018, we look for growth to slow to a below-consensus 2.0%–2.5% range in 2019. The drop reflects less support from fiscal stimulus, the ongoing removal of monetary accommodation, a stronger U.S. Dollar and a less favorable trade and foreign environment. With economic growth still above potential, though, we expect unemployment to decline further toward 3.6%. We expect inflation to peak at around 2.5% in response to tariff increases before moderating somewhat. We forecast three more increases in the Fed Funds rate by the end of 2019.
For the Eurozone, we expect growth in a range of 1.5%‒2.0% over the next year, down significantly from 2.5% in 2017 but still above potential output growth. We interpret recent purchasing managers indexes as pointing toward a growing divergence within the Eurozone, with Italy falling behind, which bears watching given the government’s anti-Euro leanings. Core inflation is expected to pick up to 1.25%‒1.75% from 1% as unemployment keeps falling, wage growth continues rising, and the Euro is no longer appreciating. We expect the ECB to end net asset purchases by the end of 2018, and we expect a first rate hike in the second half of 2019.
In the U.K., we expect above-consensus real growth in the range of 1.5%–2.0% in the next year based on our expectation that Brexit negotiations will progress and a hard Brexit will be avoided. We believe this should help domestic demand in 2019. Our below-consensus inflation forecast calls for inflation to fall back to 1.75%‒ 2.25%, slipping below the 2% target over the next year as import price pressures fade and weak wage growth keeps service sector inflation subdued. We forecast two more rate hikes from the BoE over the next year.
We expect Japan’s GDP growth to remain steady at 1.0%–1.5% in 2019, supported by a tight labor market and accommodative fiscal stance. With inflation expectations low and improving labor productivity keeping unit wage costs in check, we expect core inflation to creep up only slightly to 0.5%‒1.0%, well below the 2% target. While we don’t expect the BoJ to raise interest rates, we anticipate further tapering of bond purchases and further steepening of the yield curve.

1	Retirement Class shares commenced operations on June 1, 2018. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to June 1, 2018 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

Harbor Real Return Fund
Managers’ Commentary—Continued

In China, we expect 2019 growth roughly in the middle of a 5.5%‒6.5% range that reflects large uncertainties caused by trade tensions with the U.S. and an economic policy with partially conflicting targets (growth and unemployment versus financial stability and deleveraging). Our baseline assumes only the recently announced tariff increases and fiscal expansion worth about 1% of GDP. We project a moderate rebound in U.S. Consumer Price Index (CPI) inflation to 2.0%‒3.0% on rising energy and food prices and expect the People’s Bank of China to keep interest rates and reserve ratios unchanged. We expect only moderate depreciation of the Chinese Yuan against the U.S. Dollar, barring a full trade-war scenario.
With respect to portfolio strategy for the Fund:
•	We maintain an underweight to duration position overall, sourced primarily in Japanese and U.K. rates. We are tactical in terms of curve positioning based on relative value and roll-down opportunities and currently favor U.S. rates with a steepening bias.
•	We continue to emphasize long U.S. breakevens, as we see additional upside potential for U.S. expectations as CPI firms and on the possible reemergence of inflation risk premia. We favor 10- and 30-year breakeven inflation versus the front-end given curve flatness.
•	We view inflation valuations in the U.K. and Europe as generally rich on a breakeven basis and prefer a short bias overall while exploiting relative value opportunities across countries and real and breakeven curves.
•	We maintain select spread sector positions, particularly in mortgage-backed securities.
•	We are tactical in currency positioning with emphasis on the currencies of emerging market countries with higher local interest rates as diversifying risk exposures.

This report contains the current opinions of Pacific Investment Management Company LLC (PIMCO) as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income securities are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Real Return Fund
Fund Summary—October 31, 2018 (Unaudited)

TOP Issuers (% of net assets)
❶	U.S. Treasury	111.6%
❷	Federal National Mortgage Association	8.6%
❸	Federal National Mortgage Association TBA	7.3%
❹	Japan Treasury Discount Bill	1.9%
❺	New Zealand Government Bond	1.4%
❻	Lavender Trust	1.1%
❼	Navient Corp.	1.0%
❽	Australia Government Bond	0.8%
❾	Long Beach Mortgage Loan Trust	0.7%
❿	U.K. Gilt Inflation Linked	0.7%

Total Investments (% of net assets)
(Excludes net cash, short-term investments and derivative positions of -49.0%)
Maturity Profile (% of investments)

Harbor Real Return Fund
Portfolio of Investments—October 31, 2018

Value, Cost, and Principal Amounts in Thousands

ASSET-BACKED SECURITIES—4.4%
Principal Amount		Value
	Countrywide Asset-Backed Certificates
	Series 2007-1A Cl. 1
$51	2.421% (1 Month USD Libor + 0.140) 07/25/2037[1]	$ 47
	Series 2006-19 Cl. 2A3
100	2.531% (1 Month USD Libor + 0.250) 03/25/2037[1]	94
		141
	Crown Point CLO Ltd.[2]
	Series 2018-5A Cl. A
300	3.389% (3 Month USD Libor + 0.940) 07/17/2028[1,3]	300
	Evans Grove CLO Ltd.[2]
	Series 2018-1A Cl. A1
200	3.231% (3 Month USD Libor + 0.920) 05/28/2028[1,3]	200
	Figueroa CLO Ltd.[2]
	Series 2013-2A Cl. A1RR
100	3.188% (3 Month USD Libor + 0.850) 06/20/2027[1,3]	100
	Fremont Home Loan Trust
	Series 2006-C Cl. 1A1
24	2.416% (1 Month USD Libor + 0.135) 10/25/2036[1]	23
	GSAMP Trust
	Series 2004-WF Cl. M2
88	3.931% (1 Month USD Libor + 1.100) 10/25/2034[1]	85
	Home Equity Mortgage Loan Asset-Backed Trust
	Series 2007-A Cl. 1A
32	2.501% (1 Month USD Libor + 0.220) 04/25/2037[1]	26
	JMP Credit Advisors CLO IIIR Ltd.[2]
	Series 2014-1RA Cl. A
250	3.286% (3 Month USD Libor + 0.850) 01/17/2028[1,3]	250
	Long Beach Mortgage Loan Trust
	Series 2006-WL3 Cl. 2A4
274	2.581% (1 Month USD Libor + 0.300) 01/25/2036[1]	247
	Series 2005-WL2 Cl. M2
377	3.016% (1 Month USD Libor + 0.490) 08/25/2035[1]	379
		626
	MASTR Asset Backed Securities Trust
	Series 2006-HE2 Cl. A4
185	2.521% (1 Month USD Libor + 0.240) 06/25/2036[1]	108
	Morgan Stanley ABS Capital I Inc. Trust
	Series 2006-HE8 Cl. A2FP
98	2.351% (1 Month USD Libor + 0.070) 10/25/2036[1]	60
	Morgan Stanley Mortgage Loan Trust
	Series 2006-15XS Cl. A6A
111	5.910%—11/25/2036[4]	54
	Mountain View CLO X Ltd.[2]
	Series 2015-10A Cl. AR
200	3.256% (3 Month USD Libor + 0.820) 10/13/2027[1,3]	199
	Navient Student Loan Trust
	Series 2016-7A Cl. A
153	3.437% (1 Month USD Libor + 1.150) 03/25/2066[1,3]	156
	Octagon Investment Partners XXIII Ltd.
	Series 2015-A1R Cl. 1A
260	3.286% (3 Month USD Libor + 0.855) 07/15/2027[1,3]	260
	Saxon Asset Securities Trust
	Series 2003-1 Cl. AF7
60	4.034%—06/25/2033[4]	61
	Soundview Home Loan Trust
	Series 2006-OPT2 Cl. A4
200	2.561% (1 Month USD Libor + 0.280) 05/25/2036[1]	196
	TICP CLO III-2 Ltd.[2]
	Series 2018-3R Cl. A
250	3.309% (3 Month USD Libor + 0.840) 04/20/2028[1,3]	249
	Venture XII CLO Ltd.[2]
	Series 2012-12A Cl. ARP
250	3.111% (3 Month USD Libor + 0.800) 02/28/2026[1,3]	250
ASSET-BACKED SECURITIES—Continued
Principal Amount			Value
		Venture XVI CLO Ltd.[2]
		Series 2014-16A Cl. ARR
	$400	3.286% (3 Month USD Libor + 0.850) 01/15/2028[1,3]	$ 400
		Volt LXII LLC
		Series 2017-NPL9 Cl. A1
	73	3.125%—09/25/2047[3,4]	73
TOTAL ASSET-BACKED SECURITIES
(Cost $3,630)			3,817

COLLATERALIZED MORTGAGE OBLIGATIONS—1.7%
		Alliance Bancorp Trust
		Series 2007 Cl. OA1
	67	2.521% (1 Month USD Libor + 0.240) 07/25/2037[1]	60
		Bear Stearns Adjustable Rate Mortgage Trust
		Series 2006-2 Cl. 3A2
	21	4.144%—07/25/2036[1]	20
		Series 2005-12 Cl. 23A1
	43	4.169%—02/25/2036[1]	41
			61
		Citigroup Mortgage Loan Trust Inc.
		Series 2005-12 Cl. 2A1
	288	3.016% (1 Month USD Libor + 0.800) 08/25/2035[1,3]	272
		Countrywide Home Loan Mortgage Pass Through Trust
		Series 2004-HYB5 Cl. 2A1
	13	4.307%—04/20/2035[1]	13
		First Horizon Alternative Mortgage Securities Trust
		Series 2006-FA8 Cl. 1A7
	10	6.000%—02/25/2037	8
		Lavender Trust
		Series 2010-RR2A Cl. A4
	1,123	6.250%—10/26/2036[3]	905
		Morgan Stanley Mortgage Loan Trust
		Series 2006-8AR Cl. 6A1
	85	4.235%—06/25/2036[1]	87
		Residential Asset Securitization Trust
		Series 2006-R1 Cl. A2
	49	2.681% (1 Month USD Libor + 0.400) 01/25/2046[1]	25
		Washington Mutual Mortgage Pass Through Certificates Trust
		Series 2003-AR9 Cl. 2A
	15	4.409%—09/25/2033[1]	15
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $1,299)			1,446

CORPORATE BONDS & NOTES—8.2%
AUTOMOBILES—0.5%
		Ford Motor Credit Co. LLC MTN[5]
EUR	400	0.111% (3 Month EUR Libor + 0.430) 05/14/2021[1]	441
BANKS—1.0%
		Bank of America Corp.
	$60	5.875% (3 Month USD Libor + 2.931) 03/15/2028[1,6]	58
		Deutsche Bank AG/New York
	500	4.250%—10/14/2021	497
		ING Bank NV MTN[5]
	100	2.625%—12/05/2022[3]	97

Harbor Real Return Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
BANKS—Continued
	Toronto Dominion Bank
$200	2.250%—03/15/2021[3]	$ 195
		847
CAPITAL MARKETS—1.3%
	Goldman Sachs Group Inc.
500	3.534% (3 Month USD Libor + 1.200) 09/15/2020[1]	507
	UBS AG
300	2.907% (3 Month USD Libor + 0.580) 06/08/2020[1,3]	301
	UBS AG MTN[5]
300	2.637% (3 Month USD Libor + 0.320) 12/07/2018[1,3]	300
		1,108
CONSUMER FINANCE—1.1%
	Ally Financial Inc.
100	3.500%—01/27/2019	100
	Navient Corp. MTN[5]
740	4.949% (US CPI Urban Consumers YoY + 2.250) 05/03/2019[1,7]	750
100	5.500%—01/15/2019	101
		851
		951
DIVERSIFIED TELECOMMUNICATION SERVICES—0.2%
	AT&T Inc.
100	3.071% (3 Month USD Libor + 0.750) 06/01/2021[1]	101
100	5.150%—02/15/2050[3]	90
		191
ELECTRIC UTILITIES—0.2%
	Nextera Energy Capital Holdings Inc.
160	2.636% (3 Month USD Libor + 0.315) 09/03/2019[1]	160
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—0.6%
	American Tower Corp.
500	5.050%—09/01/2020	513
GAS UTILITIES—0.1%
	Sempra Energy
100	2.784% (3 Month USD Libor + 0.450) 03/15/2021[1]	100
HEALTH CARE EQUIPMENT & SUPPLIES—0.2%
	Boston Scientific Corp.
200	2.850%—05/15/2020	198
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.2%
	Emera US Finance LP
200	2.700%—06/15/2021	194
INTERACTIVE MEDIA & SERVICES—0.1%
	eBay Inc.
100	2.750%—01/30/2023	96
OIL, GAS & CONSUMABLE FUELS—0.9%
	Dominion Energy Gas Holdings LLC
100	2.934% (3 Month USD Libor + 0.600) 06/15/2021[1]	100
	Enbridge Inc.
100	2.814% (3 Month USD Libor + 0.400) 01/10/2020[1]	100
	Petrobras Global Finance BV
425	5.299%—01/27/2025	406
200	7.375%—01/17/2027	207
		613
		813
CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
THRIFTS & MORTGAGE FINANCE—0.3%
		Nationwide Building Society MTN[5]
GBP	200	6.875% (GBP Swap 5 Year + 4.880) 6/20/2019[1,6]	$ 260
TOBACCO—0.1%
		BAT Capital Corp
	$100	2.909% (3 Month USD Libor + 0.590) 08/14/2020[1,3]	100
TRADING COMPANIES & DISTRIBUTORS—1.0%
		AerCap Ireland Capital Ltd.
	300	4.625%—10/30/2020	305
		Aircastle Ltd.
	500	5.125%—03/15/2021	510
			815
WIRELESS TELECOMMUNICATION SERVICES—0.4%
		Sprint Corp.
	300	7.250%—09/15/2021	314
TOTAL CORPORATE BONDS & NOTES
(Cost $7,136)			7,101

FOREIGN GOVERNMENT OBLIGATIONS—6.7%
		Argentina Bonar Bonds
ARS	418	37.717% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 2.000) 04/03/2022[1]	12
		Argentina Pom Politica Monetaria
	3,724	42.819%—06/21/2020[8]	125
		Argentina Treasury Bill
	2,293	0.000%—12/28/2018-04/30/2019[9]	43
		Argentine Republic Government International Bond
	$80	5.875%—01/11/2028	62
	210	6.875%—01/26/2027	176
			238
		Australia Government Bond
AUD	400	1.250%—02/21/2022[7]	330
	360	3.000%—09/20/2025[7]	360
			690
		Canadian Government Real Return Bond
CAD	306	4.250%—12/01/2026[7]	296
		Cyprus Government International Bond MTN[5]
EUR	10	3.750%—07/26/2023	13
	10	3.875%—05/06/2022	12
			25
		Italy Buoni Poliennali del Tesoro
	166	2.350%—09/15/2024[3,7]	194
		Italy Buoni Poliennali Del Tesoro
	224	2.100%—09/15/2021[7]	263
		Japan Treasury Discount Bill
JPY	180,000	0.000%—02/04/2019[9]	1,596
		Mexican Bonos
MXN	2,386	7.750%—05/29/2031	107
		New Zealand Government Bond
NZD	1,600	2.000%—09/20/2025[7]	1,189
		U.K. Gilt
GBP	120	1.750%—09/07/2037	152
	100	4.250%—12/07/2027	160
			312

Harbor Real Return Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

FOREIGN GOVERNMENT OBLIGATIONS—Continued
Principal Amount			Value
		U.K. Gilt Inflation Linked[7]
GBP	324	0.125%—03/22/2026-11/22/2065	$ 587
	41	0.750%—11/22/2047	97
			684
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $6,237)			5,774

MORTGAGE PASS-THROUGH—16.4%
		Federal Home Loan Mortgage Corp. REMIC[10]
	$160	2.880% (1 Month USD Libor + 0.600) 12/15/2037[1]	161
		Federal National Mortgage Association
	7,400	4.000%—12/13/2048	7,391
		Federal National Mortgage Association REMIC[10]
	33	2.631% (1 Month USD Libor + 0.350) 07/25/2037[1]	33
	55	2.661% (1 Month USD Libor + 0.380) 07/25/2037[1]	55
	23	2.721% (1 Month USD Libor + 0.440) 05/25/2036[1]	23
	144	2.961% (1 Month USD Libor + 0.680) 02/25/2041[1]	147
			258
		Federal National Mortgage Association TBA[11]
	6,520	3.500%—12/13/2048	6,341
TOTAL MORTGAGE PASS-THROUGH
(Cost $14,171)			14,151

U.S. GOVERNMENT OBLIGATIONS—111.6%
		U.S. Treasury Inflation Indexed Bonds[7]
	4,551	0.125%—04/15/2019-07/15/2024[13]	4,396
	3,521	0.250%—01/15/2025	3,347
	3,462	0.375%—07/15/2023-01/15/2027	3,320
	2,584	0.500%—01/15/2028	2,443
	13,211	0.625%—07/15/2021-02/15/2043	12,880
	2,073	0.750%—02/15/2042-02/15/2045	1,838
	1,906	0.875%—02/15/2047	1,713
	1,414	1.000%—02/15/2046-02/15/2048	1,312
U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount		Value
$462	1.250%—07/15/2020	$ 465
6,924	1.375%—02/15/2044	7,032
149	1.750%—01/15/2028	157
12,400	1.875%—07/15/2019	12,494
1,147	2.000%—01/15/2026	1,218
821	2.125%—02/15/2040-02/15/2041	953
34,557	2.375%—01/15/2025-01/15/2027[13]	37,311
3,587	2.500%—01/15/2029	4,054
396	3.375%—04/15/2032	504
492	3.875%—04/15/2029	623
		96,060
	U.S. Treasury Notes
300	2.750%—02/15/2024[13]	297
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $101,283)		96,357

SHORT-TERM INVESTMENTS—1.0%
(Cost $844)
BANKER'S ACCEPTANCES—1.0%
	Bank of Montreal
300	0.000%—11/01/2018-12/03/2018	228
	HSBC Bank Canada.
600	0.000%—11/02/2018-11/28/2018	455
	Royal Bank of Canada
100	0.000%—11/30/2018	76
	Toronto Dominion Bank
100	0.000%—11/05/2018	76
		835
TOTAL INVESTMENTS—150.0%
(Cost $134,599)		129,481
CASH AND OTHER ASSETS, LESS LIABILITIES—(50.0)%		(43,155)
TOTAL NET ASSETS—100.0%		$ 86,326

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2018
Description	Number of Contracts	Expiration Date	Current Notional Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Australian Government Bond Futures 3 year (Short)	5	12/17/2018	AUD 557	$ —
Australian Government Bond Futures 10 year (Short)	2	12/17/2018	259	—
Euro-BTP Futures (Short)	2	12/06/2018	EUR 243	13
Euro-Bund Futures (Long)	12	12/06/2018	1,923	11
Euro-OAT Futures (Short)	20	12/06/2018	3,039	3
United Kingdom GILT Futures 90 day (Short)	39	12/27/2018	GBP 4,774	(17)
Japanese Government Bond Futures 10 year (Long)	1	12/13/2018	JPY 150,630	4
Eurodollar Futures-CME 90 day (Long)	17	06/17/2019	$ 4,121	(2)
Eurodollar Futures-CME 90 day (Short)	17	06/15/2020	4,114	3
U.S. Treasury Bond Futures 30 year (Short)	13	12/19/2018	1,796	87
U.S. Treasury Note Futures 5 year (Short)	3	12/31/2018	337	3
U.S. Treasury Note Futures 10 year (Long)	30	12/19/2018	3,553	(32)
Ultra U.S. Treasury Bond Futures 10 year (Short)	32	12/19/2018	4,003	103
Total Futures Contracts				$176

Harbor Real Return Fund
Portfolio of Investments—Continued

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2018
WRITTEN OPTIONS THAT REQUIRE PERIODIC SETTLEMENT OF VARIATION MARGIN
Description	Exchange	Strike Price	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Euro-Bund Futures Option (Call)	Eurex	EUR 161.00	11/23/2018	5	$2	$(1)
Euro-Bund Futures Option (Call)	Eurex	161.50	11/23/2018	2	1	(1)
Total Written Options that Require Periodic Settlement of Variation Margin					$3	$(2)
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty/Exchange	Strike Index/Price	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Consumer Price All Urban Non-Seasonally Adjusted Index - Cap (Call)	JP Morgan Chase Bank NA	243.273 [j]	04/22/2024	4,000,000	$ 29	$ —
Consumer Price All Urban Non-Seasonally Adjusted Index - Cap (Call)	JP Morgan Chase Bank NA	244.172 [j]	05/16/2024	300,000	2	—
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Citibank NA	216.687 [j]	04/07/2020	3,600,000	32	—
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	Citibank NA	217.965 [j]	09/29/2020	500,000	7	—
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	JP Morgan Chase Bank NA	234.812 [j]	10/02/2020	1,000,000	19	(1)
Consumer Price All Urban Non-Seasonally Adjusted Index - Floor (Put)	JP Morgan Chase Bank NA	238.643 [j]	03/24/2020	1,700,000	19	(1)
Eurozone HICP Ex. Tobacco Index - Cap (Call)	Goldman Sachs Bank USA	120.716 [j]	06/22/2035	400,000	18	(2)
USD ICE Swap Rate Index 30 year - Floor (Call)	Morgan Stanley Capital Services LLC	1.000 [j]	01/02/2020	7,500,000	6	(9)
U.S. Treasury Bond Option 30 year (Call)	Chicago Board of Trade	$ 139.00	11/23/2018	2	3	(1)
U.S. Treasury Bond Option 30 year (Call)	Chicago Board of Trade	140.00	11/23/2018	2	1	(1)
U.S. Treasury Note Option 10 year (Call)	Chicago Board of Trade	119.25	11/23/2018	4	2	(1)
Total Written Options Not Settled Through Variation Margin					$138	$(16)
WRITTEN SWAP OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Floating Rate Index	Buy/Sell Credit Protection Pay/Receive Floating Rate	Strike Rate	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Credit Default Swap Option (Put)	Barclays Bank plc	Markit CDX North America Investment Grade	Sell	1.000%	12/19/2018	200,000	$ —	$ —
Credit Default Swap Option (Put)	Barclays Bank plc	Markit iTraxx Europe	Sell	1.000	11/21/2018	500,000	1	—
Credit Default Swap Option (Put)	Barclays Bank plc	Markit CDX North America Investment Grade	Sell	1.000	01/16/2019	200,000	—	—
Credit Default Swap Option (Put)	BNP Paribas SA	Markit CDX North America Investment Grade	Sell	1.000	12/19/2018	200,000	—	—
Credit Default Swap Option (Put)	Citibank NA	Markit CDX North America Investment Grade	Sell	1.000	01/16/2019	200,000	—	—
Credit Default Swap Option (Put)	Citibank NA	Markit CDX North America Investment Grade	Sell	1.000	01/16/2019	800,000	1	(1)
Credit Default Swap Option (Put)	Citibank NA	Markit CDX North America Investment Grade	Sell	1.000	03/20/2019	200,000	—	—
Credit Default Swap Option (Put)	Citibank NA	Markit CDX North America Investment Grade	Sell	1.000	02/20/2019	400,000	1	(1)
Credit Default Swap Option (Put)	Goldman Sachs International	Markit CDX North America Investment Grade	Sell	1.000	01/16/2019	300,000	—	—
Credit Default Swap Option (Put)	Goldman Sachs International	Markit CDX North America Investment Grade	Sell	1.000	12/19/2018	100,000	—	—
Credit Default Swap Option (Put)	Morgan Stanley Capital Services LLC	Markit CDX North America Investment Grade	Sell	1.000	01/16/2019	200,000	—	—

Harbor Real Return Fund
Portfolio of Investments—Continued

WRITTEN OPTIONS—Continued
WRITTEN SWAP OPTIONS NOT SETTLED THROUGH VARIATION MARGIN—Continued
Description	Counterparty	Floating Rate Index	Buy/Sell Credit Protection Pay/Receive Floating Rate	Strike Rate	Expiration Date	Number of Contracts/ Notional	Premiums Received (000s)	Value (000s)
Interest Rate Swap Option (Put)	Citibank NA	Markit iTraxx Europe	Pay	3.250%	12/04/2018	900,000	$ 5	$ (6)
Total Written Swap Options Not Settled Through Variation Margin							$ 8	$ (8)
Total Written Options							$149	$(26)

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2018
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
Barclays Bank plc	$ 45	ARS 1,790	11/13/2018	$ 3
Citibank NA	$ 84	ARS 3,084	11/01/2018	2
Citibank NA	$ 47	ARS 1,916	11/26/2018	5
Citibank NA	ARS 3,084	$ 73	11/01/2018	(13)
Citibank NA	ARS 3,084	$ 76	01/16/2019	(2)
HSBC Bank USA	$ 1,160	AUD 1,636	11/02/2018	(1)
Citibank NA	AUD 1,636	$ 1,181	11/02/2018	21
HSBC Bank USA	AUD 1,636	$ 1,161	12/04/2018	1
Citibank NA	$ —	BRL 174	11/05/2018	2
Deutsche Bank AG	$ 46	BRL 173	11/05/2018	—
Citibank NA	BRL 174	$ 45	11/05/2018	(2)
Deutsche Bank AG	BRL 173	$ 42	11/05/2018	(4)
Deutsche Bank AG	BRL —	$ —	11/05/2018	—
Deutsche Bank AG	BRL 173	$ 46	12/04/2018	—
BNP Paribas SA	$ 87	GBP 68	11/02/2018	—
Citibank NA	$ 163	GBP 125	11/02/2018	(3)
HSBC Bank USA	$ 273	GBP 209	11/02/2018	(6)
Société Générale	$ 1,438	GBP 1,120	11/02/2018	(7)
Citibank NA	GBP 70	$ 244	11/02/2018	2
JP Morgan Chase Bank NA	GBP 1,333	$ 1,758	11/02/2018	55
Société Générale	GBP 1,120	$ 1,440	12/04/2018	7
BNP Paribas SA	CAD 200	$ 156	11/01/2018	4
Citibank NA	CAD 100	$ 77	11/02/2018	1
Citibank NA	CAD 100	$ 78	11/05/2018	2
Citibank NA	CAD 400	$ 306	11/21/2018	1
Citibank NA	CAD 100	$ 76	11/28/2018	—
JP Morgan Chase Bank NA	CAD 864	$ 675	11/02/2018	17
JP Morgan Chase Bank NA	CAD 100	$ 76	11/30/2018	—
JP Morgan Chase Bank NA	CAD 100	$ 76	12/03/2018	—
Credit Suisse International	$ 218	CNY 1,522	12/19/2018	—
Credit Suisse International	CNY 1,522	$ 217	04/15/2019	—
HSBC Bank USA	CNY 1,522	$ 223	12/19/2018	5
Citibank NA	$ 149	COP 463,234	12/17/2018	(5)
BNP Paribas SA	$ 1,421	EUR 1,248	11/02/2018	(7)
Citibank NA	$ 75	EUR 65	11/02/2018	(2)
HSBC Bank USA	$ 47	EUR 41	11/02/2018	—
BNP Paribas SA	EUR 771	$ 897	11/02/2018	23
BNP Paribas SA	EUR 1,248	$ 1,424	12/04/2018	7
Citibank NA	EUR 204	$ 234	11/02/2018	3
HSBC Bank USA	EUR 379	$ 435	11/02/2018	5
Citibank NA	$ 141	IDR 2,112,375	12/19/2018	(3)
Barclays Bank plc	$ 511	JPY 57,500	12/04/2018	—
JP Morgan Chase Bank NA	$ 511	JPY 57,500	11/02/2018	(1)
Barclays Bank plc	JPY 57,500	$ 510	11/02/2018	—
JP Morgan Chase Bank NA	JPY 180,000	$ 1,615	11/29/2018	17
HSBC Bank USA	MXN 1,412	$ 73	01/25/2019	4
HSBC Bank USA	$ 1,127	NZD 1,722	11/02/2018	(2)
HSBC Bank USA	NZD 1,722	$ 1,146	11/02/2018	22
HSBC Bank USA	NZD 1,722	$ 1,127	12/04/2018	2
Société Générale	$ 179	RUB 11,860	01/30/2019	—
UBS AG	$ 185	RUB 11,860	11/15/2018	(5)
Société Générale	RUB 11,860	$ 180	11/15/2018	—

Harbor Real Return Fund
Portfolio of Investments—Continued

FORWARD CURRENCY CONTRACTS—Continued
Counterparty	Amount to be Delivered (000s)	Amount to be Received (000s)	Settlement Date	Unrealized Appreciation/ (Depreciation) (000s)
Credit Suisse International	SGD 123	$ 90	12/19/2018	$ 1
BNP Paribas SA	KRW 213,345	$ 191	12/19/2018	4
BNP Paribas SA	TWD 2,737	$ 90	12/19/2018	1
Total Forward Currency Contracts				$154

INTEREST RATE SWAP AGREEMENTS OPEN AT OCTOBER 31, 2018
CENTRALLY CLEARED SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
LCH Group	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	1.535%	At maturity	06/15/2023	EUR 760	$ —	$ —	$ —
LCH Group	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	1.620	At maturity	05/15/2028	350	2	—	2
LCH Group	French Consumer Price Index Ex Tobacco Index	Receive	1.160	At maturity	08/15/2020	20	—	—	—
LCH Group	French Consumer Price Index Ex Tobacco Index	Receive	1.345	At maturity	06/15/2021	200	—	—	—
LCH Group	French Consumer Price Index Ex Tobacco Index	Pay	1.575	At maturity	01/15/2028	160	1	—	1
LCH Group	French Consumer Price Index Ex Tobacco Index	Pay	1.590	At maturity	02/15/2028	440	3	—	3
LCH Group	French Consumer Price Index Ex Tobacco Index	Pay	1.606	At maturity	02/15/2028	70	1	—	1
LCH Group	French Consumer Price Index Ex Tobacco Index	Pay	1.621	At maturity	07/15/2028	550	5	—	5
LCH Group	British Bankers' Association LIBOR GBP 6-Month	Receive	1.500	Semi-annual	03/20/2029	GBP 360	6	6	—
LCH Group	British Bankers' Association LIBOR GBP 6-Month	Receive	1.750	Semi-annual	03/20/2049	270	(3)	(2)	(1)
LCH Group	UK Retail Prices Index All Items NSA	Pay	2.753	Quarterly	03/20/2019	18,000	—	—	—
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.513	At maturity	09/15/2028	200	(1)	—	(1)
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.350	At maturity	05/15/2030	610	(7)	(7)	—
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.400	At maturity	06/15/2030	600	(2)	9	(11)
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.100	At maturity	06/15/2031	300	(36)	(36)	—
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.470	At maturity	09/15/2032	1,290	(33)	1	(34)
LCH Group	UK Retail Prices Index All Items NSA	Pay	2.500	At maturity	09/15/2033	40	(1)	—	(1)
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.579	At maturity	10/15/2033	20	—	—	—
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.358	At maturity	04/15/2035	200	(7)	(4)	(3)
LCH Group	UK Retail Prices Index All Items NSA	Receive	3.585	At maturity	10/15/2046	240	—	(15)	15
LCH Group	UK Retail Prices Index All Items NSA	Receive	3.428	At maturity	03/15/2047	370	44	22	22
CME Group	British Bankers' Association LIBOR JPY 6-Month	Receive	1.000	Semi-annual	09/18/2023	JPY 40,000	(16)	(16)	—
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.300	Semi-annual	03/20/2028	10,000	—	—	—

Harbor Real Return Fund
Portfolio of Investments—Continued

INTEREST RATE SWAP AGREEMENTS—Continued
CENTRALLY CLEARED SWAP AGREEMENTS—Continued
INTEREST RATE SWAPS—Continued
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
LCH Group	British Bankers' Association LIBOR JPY 6-Month	Receive	0.450%	Semi-annual	03/20/2029	JPY 230,000	$ (16)	$(13)	$ (3)
CME Group	New Zealand 90 Day Bank Bill Futures Rate Agreement	Receive	3.250	Semi-annual	03/21/2028	NZD 600	(16)	2	(18)
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	1.750	Semi-annual	06/20/2020	$ 4,700	79	88	(9)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.250	Semi-annual	12/20/2022	3,100	(89)	4	(93)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.000	Semi-annual	06/20/2023	500	(22)	(19)	(3)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.678	Semi-annual	10/25/2023	1,000	(22)	—	(22)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.670	Semi-annual	11/19/2023	1,000	(23)	—	(23)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.681	Semi-annual	12/12/2023	1,000	(22)	—	(22)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.500	Semi-annual	12/19/2023	800	(25)	(7)	(18)
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.400	Semi-annual	03/16/2026	700	26	1	25
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.300	Semi-annual	04/21/2026	1,700	69	(10)	79
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.300	Semi-annual	04/27/2026	2,000	82	(7)	89
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	1.850	Semi-annual	07/27/2026	600	36	(2)	38
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.000	Semi-annual	07/27/2026	3,500	188	54	134
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.400	Semi-annual	12/07/2026	100	4	1	3
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	3.100	Semi-annual	04/17/2028	2,010	20	(6)	26
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.765	Semi-annual	07/18/2028	1,350	45	16	29
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	3.134	Semi-annual	09/13/2028	1,900	18	—	18
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.750	Semi-annual	12/20/2047	70	7	3	4
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.500	Semi-annual	06/20/2048	90	14	11	3
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.951	Semi-annual	11/19/2048	100	7	—	7

Harbor Real Return Fund
Portfolio of Investments—Continued

INTEREST RATE SWAP AGREEMENTS—Continued
CENTRALLY CLEARED SWAP AGREEMENTS—Continued
INTEREST RATE SWAPS—Continued
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	British Bankers' Association LIBOR USD 3-Month	Receive	3.000%	Semi-annual	12/19/2048	$ 400	$ 26	$ 24	$ 2
LCH Group	British Bankers' Association LIBOR USD 3-Month	Receive	2.250	Semi-annual	06/20/2028	1,330	100	73	27
LCH Group	Federal Funds Effective Rate US	Receive	2.390	Annual	03/20/2019	18,000	—	—	—
LCH Group	Federal Funds Effective Rate US	Receive	2.000	Annual	12/15/2047	300	53	(1)	54
LCH Group	Federal Funds Effective Rate US	Receive	2.428	Annual	12/20/2047	100	9	—	9
LCH Group	Federal Funds Effective Rate US	Receive	2.478	Annual	12/20/2047	223	19	1	18
LCH Group	Federal Funds Effective Rate US	Receive	2.499	Annual	12/20/2047	60	5	—	5
LCH Group	US Consumer Price Index Urban Consumers NSA	Receive	2.027	At maturity	11/23/2020	500	3	—	3
LCH Group	US Consumer Price Index Urban Consumers NSA	Receive	2.021	At maturity	11/25/2020	400	3	—	3
LCH Group	US Consumer Price Index Urban Consumers NSA	Receive	1.550	At maturity	07/26/2021	300	9	10	(1)
LCH Group	US Consumer Price Index Urban Consumers NSA	Receive	1.603	At maturity	09/12/2021	310	9	10	(1)
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.730	At maturity	07/26/2026	300	(15)	(17)	2
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.800	At maturity	09/12/2026	200	(8)	(2)	(6)
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.801	At maturity	09/12/2026	310	(13)	(15)	2
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.805	At maturity	09/12/2026	200	(8)	(9)	1
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.780	At maturity	09/15/2026	200	(9)	(10)	1
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	2.180	At maturity	09/20/2027	170	(2)	—	(2)
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	2.150	At maturity	09/25/2027	200	(3)	—	(3)
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	2.156	At maturity	10/17/2027	400	(6)	—	(6)
LCH Group	US Consumers Price Index Urban Consumers NSA	Receive	2.069	At maturity	07/15/2022	200	2	—	2
LCH Group	US Consumers Price Index Urban Consumers NSA	Receive	2.210	At maturity	02/05/2023	950	(1)	—	(1)
LCH Group	US Consumers Price Index Urban Consumers NSA	Receive	2.263	At maturity	04/27/2023	270	(2)	—	(2)
LCH Group	US Consumers Price Index Urban Consumers NSA	Receive	2.263	At maturity	05/09/2023	140	(1)	—	(1)
LCH Group	US Consumers Price Index Urban Consumers NSA	Receive	2.281	At maturity	05/10/2023	220	(2)	—	(2)
LCH Group	US Consumers Price Index Urban Consumers NSA	Pay	2.335	At maturity	02/05/2028	480	3	1	2
LCH Group	US Consumers Price Index Urban Consumers NSA	Pay	2.353	At maturity	05/09/2028	140	1	—	1
LCH Group	US Consumers Price Index Urban Consumers NSA	Pay	2.360	At maturity	05/09/2028	210	2	—	2
LCH Group	US Consumers Price Index Urban Consumers NSA	Pay	2.364	At maturity	05/10/2028	220	2	—	2
LCH Group	US Consumers Price Index Urban Consumers NSA	Pay	2.370	At maturity	06/06/2028	200	2	—	2
Centrally Cleared Interest Rate Swaps									$355

Harbor Real Return Fund
Portfolio of Investments—Continued

INTEREST RATE SWAP AGREEMENTS—Continued
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency	Expiration Date	Notional Amount (000s)	Value (000s)	Upfront Premiums (Received)/Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	2.500%	At maturity	07/15/2022	$ 300	$(25)	$ 7	$ (32)
Morgan Stanley Capital Services LLC	US Consumer Price Index Urban Consumers NSA	Pay	1.788	At maturity	07/18/2026	1,100	(48)	—	(48)
Morgan Stanley Capital Services LLC	US Consumer Price Index Urban Consumers NSA	Pay	1.000	At maturity	07/20/2026	1,200	(51)	—	(51)
Morgan Stanley Capital Services LLC	US Consumer Price Index Urban Consumers NSA	Pay	1.805	At maturity	09/20/2026	100	(4)	—	(4)
Over-the-Counter Interest Rate Swaps									(135)
Interest Rate Swaps									$ 220
CREDIT DEFAULT SWAP AGREEMENTS OPEN AT OCTOBER 31, 2018
CENTRALLY CLEARED SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Payment Frequency	Notional Amount (000s)[e]	Value (000s)[f]	Upfront Premiums (Received)/Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	Daimler AG 0.625% due 03/05/2020	Sell	1.000%	12/20/2020	0.342%	Quarterly	EUR 30	$ 1	$ 1	$—
ICE Group	iTraxx Europe Series 28 Version 1 0.001%	Buy	1.000	12/20/2022	0.543	Quarterly	EUR 1,500	(34)	(42)	8
ICE Group	Markit iTraxx Europe Indices Series 26 Version 1	Buy	1.000	12/20/2021	0.373	Quarterly	EUR 500	(12)	(8)	(4)
ICE Group	Markit CDX North American High Yield Index Series 31 0.001%	Buy	5.000	12/20/2023	3.748	Quarterly	$ 100	(6)	(7)	1
Centrally Cleared Credit Default Swaps										$ 5
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Payment Frequency	Notional Amount (000s)[e]	Value (000s)[f]	Upfront Premiums (Received)/Paid (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Goldman Sachs International	Markit CMBX North America AAA Indices 0.001%	Sell	0.500%	10/17/2057	0.000%	Monthly	$ 100	$ 1	$(4)	$ 5
Goldman Sachs International	Markit CMBX North America AAA Indices 0.001%	Sell	0.500	09/17/2058	0.000	Monthly	100	—	(7)	7
Over-the-Counter Credit Default Swaps										12
Credit Default Swaps										$ 17
Total Swaps										$237

Harbor Real Return Fund
Portfolio of Investments—Continued

FIXED INCOME INVESTMENTS SOLD SHORT AT OCTOBER 31, 2018 — (4.4)%
Principal Amount (000s)	Security	Proceeds (000s)	Value (000s)
$ 4,000	Federal National Mortgage Association TBA[11] 3.000%—11/13/2048-12/13/2048	$3,796	$(3,790)
REVERSE REPURCHASE AGREEMENTS AT OCTOBER 31, 2018 — (26.8)%
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Proceeds (000s)	Value (000s)
Royal Bank of Canada	2.330 - 2.470%	10/15/2018 - 10/19/2018	11/16/2018 - 01/22/2019	$ 9,471	$ (9,471)
Royal Bank of Scotland	2.200%	08/09/2018	11/13/2018	13,703	(13,703)
Total Reverse Repurchase Agreements				$23,174	$(23,174)
SALE-BUYBACK TRANSACTIONS AT OCTOBER 31, 2018 — (5.7)%
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Proceeds (000s)	Value (000s)
Barclays Capital Inc.	1.875%	10/29/2018 - 10/31/2018	11/02/2018 - 11/06/2018	$3,098	$(3,114)
BNP Paribas	1.875%	10/25/2018	11/01/2018	1,787	(1,797)
Total Sale-Buyback Transactions				$ 4,885	$ (4,911)

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2018 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$ —	$ 3,817	$—	$ 3,817
Collateralized Mortgage Obligations	—	1,446	—	1,446
Corporate Bonds & Notes	—	7,101	—	7,101
Foreign Government Obligations	—	5,774	—	5,774
Mortgage Pass-Through	—	14,151	—	14,151
U.S. Government Obligations	—	96,357	—	96,357
Short-Term Investments
Banker’s Acceptances	—	835	—	835
Total Investments in Securities	$ —	$129,481	$—	$129,481
Financial Derivative Instruments - Assets
Forward Currency Contracts	$ —	$ 217	$—	$ 217
Futures Contracts	227	—	—	227
Swap Agreements	—	663	—	663
Total Financial Derivative Instruments - Assets	$227	$ 880	$—	$ 1,107
Liability Category
Fixed Income Investments Sold Short	$ —	$ (3,790)	$—	$ (3,790)
Reverse Repurchase Agreements	—	(23,174)	—	(23,174)
Sale-Buyback Transactions	—	(4,911)		(4,911)
Total Investments Sold Short and Secured Borrowings	$ —	$ (31,875)	$—	$ (31,875)
Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$ —	$ (63)	$—	$ (63)
Futures Contracts	(51)	—	—	(51)
Swap Agreements	—	(426)	—	(426)
Written Options	(5)	(21)	—	(26)
Total Financial Derivative Instruments - Liabilities	$ (56)	$ (510)	$—	$ (566)
Total Investments	$171	$ 97,976	$—	$ 98,147
There were no Level 3 holdings at October 31, 2018 or 2017.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

Harbor Real Return Fund
Portfolio of Investments—Continued

REMAINING CONTRACTUAL MATURITY OF TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS
The following is a summary of the remaining contractual maturities of transfers accounted for as secured borrowings, by collateral type, as of October 31, 2018.
	Overnight and Continuous (000s)	Up to 30 days (000s)	31-90 days (000s)	Greater Than 90 days (000s)	Total (000s)
Reverse Repurchase Agreements
U.S. Treasury Obligations	$ —	$22,877	$297	$—	$23,174
Sale-Buyback Transactions
U.S. Treasury Obligations	$1,797	$ 3,114	$ —	$—	$ 4,911
Total Secured Borrowings	$1,797	$25,991	$297	$—	$28,085

Harbor Real Return Fund
Portfolio of Investments—Continued

1	Variable rate security, the stated rate represents the rate in effect at October 31, 2018.
2	CLO after the name of a security stands for Collateralized Loan Obligation.
3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2018, the aggregate value of these securities was $4,891 or 6% of net assets.
4	Step coupon security, the stated rate represents the rate in effect at October 31, 2018.
5	MTN after the name of a security stands for Medium Term Note.
6	Perpetuity bond, the maturity date represents the next callable date.
7	Inflation-protected securities are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
8	Floating rate security, the stated rate represents the rate in effect at October 31, 2018.
9	Zero coupon bond
10	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.
11	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 2018. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date (see Note 2 of the accompanying Notes to Financial Statements).
12	CMT denotes Constant Maturity Treasury.
13	At October 31, 2018, a portion of securities held by the Fund were pledged as collateral for exchange traded and centrally cleared derivatives, over-the-counter (OTC) derivatives, forward commitments, and secured borrowings (see Note 2 of the accompanying Notes to Financial Statements). The securities had an aggregate value of $26,152 or 30% of net assets.
b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
d	Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
e	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
f	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
j	Amount represents Index Value
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CNY	Chinese Yuan Renminbi
GBP	British Pound
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NZD	New Zealand Dollar
RUB	Russian Ruble
SGD	Singapore Dollar
TWD	Taiwan Dollar
The accompanying notes are an integral part of the Financial Statements.

Harbor Money Market Fund
Manager’s Commentary (Unaudited)

Subadviser
BNP Paribas Asset Management USA, Inc.
200 Park Avenue
New York, NY 10166
Portfolio Manager
Kenneth J. O’Donnell, CFA
Since 2003
BNP has subadvised the Fund since 1987.
Investment Objective
The Fund seeks to provide current income while maintaining liquidity and a stable share price of $1.
Kenneth J. O’Donnell, CFA

Management’s Discussion of
Fund Performance
Market Review
Growth diverged across advanced economies in the twelve months ended October 31, 2018 despite advances in some economies. The U.S. economy expanded at an above trend pace while European growth decelerated albeit from a strong pace in the prior year. Japan experienced a more stable growth trajectory with declining deflationary pressures. The shift in growth trends was a troubling sign for major central banks as they looked to unwind post crisis-era stimulus measures. The U.S. Federal Reserve (Fed), which has led the global policy normalization during this cycle, added four quarterly tightening steps during the year. Volatility increased as markets attempted to predict the cycle terminal rate of monetary policy. Currently, markets expect the next increase in short term interest rates to occur in December 2018 followed by three additional increases in 2019. Fed Chair Jerome Powell continued to assert that the U.S. economy is strong and that a gradual pace of monetary policy tightening is warranted. Short-term U.S. Treasury Note yields climbed during the fiscal year as markets discounted the path of Fed policy. In contrast to the front-end, intermediate yields remained in a tight range flattening the slope of the yield curve. Money market yields climbed throughout the year while remaining anchored to monetary policy rates. Short term interest rates are now competitive with longer term inflation expectations, providing increased purchasing power preservation for risk averse investors.
PerformancE
During this rising interest rate environment, Harbor Money Market Fund returned 1.44% (Institutional Class) and 1.36% (Administrative Classes) for the 12-month period ended October 31, 2018. The Fund lagged the return of the Fund’s benchmark, the ICE BofAML U.S. 3-Month Treasury Bill Index, which returned 1.68%. The duration of the portfolio, a measure of its sensitivity to changes in interest rates, was maintained at approximately 42 days with some variability throughout the 12-month period.

Harbor Money Market Fund
Manager’s Commentary—Continued

TOTAL RETURNS
For the periods ended 10/31/2018
	1 Year	Annualized
		5 Years	10 Years
Harbor Money Market Fund
Institutional Class	1.44%	0.52%	0.34%
Administrative Class	1.36	0.51	0.33
Comparative Index
ICE BofAML U.S. 3-Month Treasury Bill	1.68%	0.55%	0.35%

Current 7-day subsidized[a] SEC yield for period ended 10/31/2018:	Institutional Class: 1.91%	Administrative Class: 1.66%
Current 7-day unsubsidized[b] SEC yield for period ended 10/31/2018:	Institutional Class: 1.72%	Administrative Class: 1.47%
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. Voluntary waivers and reimbursements may be discontinued at any time without notice.  Current yield excludes gains and losses as defined by the Securities and Exchange Commission.  The current yield more closely reflects the current earnings of the Fund than the total return.
Outlook & Strategy
Looking ahead, we expect monetary policy to become restrictive in 2019 as interest rates continue to normalize. We believe that the decline in monetary stimulus will be partially offset by fiscal policy as the Fed measures become contractionary. We expect that real, or inflation-adjusted, economic growth in the U.S. will average approximately 2.7% and that wage pressures will emerge throughout the year as incremental gains in the labor sector push the economy well through estimates of full employment. We also believe that business investment will increase providing additional support for domestic growth.
The Fed’s policy stance will depend on the evolution of global financial conditions. In our opinion, the Fed will likely continue on the gradual path of policy normalization with the target Fed Funds rate serving as the primary metric. We expect the next tightening to occur late in December 2018 followed by three additional steps in the following calendar year. We do not expect any changes in the tools used to manage short-term interest rates, i.e. interest paid on banking reserves and the overnight fixed-rate reserve purchase agreement program, or the reverse repurchase agreement facility; however, the Fed may need to end balance sheet reduction earlier than scheduled as balance sheet assets approach currency in circulation. We believe that the Fund will continue to benefit from policy tightening as money market yields increase steadily while incorporating future expectations for the path of monetary policy.

a	Reflects reimbursement or waivers currently in effect
b	Does not reflect reimbursements or waivers currently in effect
This report contains the current opinions of BNP Paribas Asset Management USA, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
You could lose money by investing in Harbor Money Market Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund and you should not expect the sponsor to provide financial support to the Fund at any time. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Money Market Fund
Fund Summary—October 31, 2018 (Unaudited)

TOP Issuers (% of net assets)
❶	U.S. Treasury	48.2%
❷	Federal Home Loan Bank	32.0%
❸	Federal Home Loan Mortgage Corp.	11.2%
❹	Federal National Mortgage Association	8.7%

Total Investments (% of net assets)
(Excludes net cash of -0.1%)

Harbor Money Market Fund
Portfolio of Investments—October 31, 2018

Value, Cost, and Principal Amounts in Thousands

GOVERNMENT AGENCY DEBT—52.1%†
Principal Amount		Value
	Federal Home Loan Bank Discount Notes
$6,100	2.087%—11/23/2018	$ 6,092
5,002	2.090%—11/21/2018	4,996
5,000	2.105%—11/30/2018	4,992
6,000	2.127%—11/16/2018	5,995
3,950	2.140%—12/05/2018	3,942
5,150	2.154%—12/04/2018	5,140
4,100	2.193%—12/19/2018	4,088
3,450	2.275%—01/11/2019	3,435
3,600	2.295%—01/25/2019	3,580
		42,260
	Federal Home Loan Mortgage Corp. Discount Notes
6,000	2.090%—11/20/2018	5,993
2,500	2.190%—12/21/2018	2,492
3,350	2.265%—01/22/2019	3,333
3,078	2.280%—01/18/2019	3,063
		14,881
	Federal National Mortgage Association Discount Notes
4,000	2.140%—12/03/2018	3,993
3,200	2.166%—12/17/2018	3,191
4,350	2.170%—12/24/2018	4,336
		11,520
TOTAL GOVERNMENT AGENCY DEBT
(Cost $68,661)		68,661

TREASURY DEBT—48.0%†
Principal Amount		Value
	U.S. Treasury Bills
$2,000	2.109%—11/15/2018	$ 1,998
5,000	2.118%—12/06/2018	4,990
8,200	2.121%—12/13/2018	8,180
10,000	2.146%—12/20/2018	9,971
5,000	2.181%—12/27/2018	4,983
10,600	2.197%—01/03/2019	10,559
6,190	2.229%—01/10/2019	6,163
11,600	2.256%—01/17/2019	11,544
5,000	2.282%—01/31/2019	4,971
TOTAL TREASURY DEBT
(Cost $63,359)		63,359
TOTAL INVESTMENTS—100.1%
(Cost $132,020)		132,020
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.1)%		(108)
TOTAL NET ASSETS—100.0%		$131,912

FAIR VALUE MEASUREMENTS
All investments at October 31, 2018 (as disclosed in the preceding Portfolio of Investments) were classified as Level 2. There were no Level 3 investments at October 31, 2018 or 2017.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	Coupon represents yield to maturity.
The accompanying notes are an integral part of the Financial Statements.

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Harbor Fixed Income Funds
StatementS of Assets and Liabilities—October 31, 2018

(All amounts in thousands, except per share amounts)
	Harbor Convertible Securities Fund	Harbor High-Yield Bond Fund	Harbor High-Yield Opportunities Fund	Harbor Bond Fund	Harbor Core Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
ASSETS
Investments, at identified cost	$118,770	$809,296	$71,528	$3,476,004	$55,617	$134,599	$132,020
Investments, at value	$117,211	$788,582	$68,912	$3,417,957	$54,785	$129,481	$132,020
Due from broker	—	—	—	2,060	—	520	—
Cash	3,186	4,224	1,676	5,598	1,124	635	156
Foreign currency, at value (cost: $0,$0,$0,$7,453,$0,$229 and $0)	—	—	—	7,479	—	223	—
Receivables for:
Investments sold	814	10,374	100	1,747,299	—	38,109	—
Foreign currency spot contracts	—	—	—	1,321	—	—	—
Capital shares sold	160	223	1	713	—	9	125
Interest	418	12,320	1,175	14,636	366	508	—
Unrealized appreciation on open forward currency contracts	—	—	—	16,194	—	217	—
Unrealized appreciation on OTC swap agreements	—	—	—	375	—	12	—
Variation margin on options and futures contracts	—	—	—	2,198	—	100	—
Variation margin on centrally cleared swap agreements	—	—	—	2,098	—	117	—
Purchased options not settled through variation margin, at value (cost: $0,$0,$0,$156,$0,$0 and $0)	—	—	—	185	—	—	—
Options sold	—	—	—	404	—	23	—
Withholding tax	—	6	6	—	—	—	—
Prepaid registration fees	1	27	33	17	—	20	13
Other assets	18	133	20	523	—	2	18
Total Assets	121,808	815,889	71,923	5,219,057	56,275	169,976	132,332
LIABILITIES
Payables for:
Due to broker	—	—	—	11,837	—	4,499	—
Investments purchased	932	6,405	150	2,840,486	925	46,823	—
Capital shares reacquired	15	2,120	—	2,175	—	53	355
Interest on reverse repurchase agreements	—	—	—	585	—	79	—
Investments sold short, at value (proceeds: $0,$0,$0,$9,653,$0,$3,796 and $0)	—	—	—	9,665	—	3,790	—
Written options not settled through variation margin, at value (premiums received: $0,$0,$0,$1,943,$0,$146 and $0)	—	—	—	941	—	24	—
Swap premiums received on OTC swap agreements	—	—	—	430	—	4	—
Unrealized depreciation on OTC swap agreements	—	—	—	—	—	135	—
Reverse repurchase agreements	—	—	—	367,214	—	23,174	—
Sale-buyback financing transactions	—	—	—	38,498	—	4,911	—
Variation margin on options and futures contracts	—	—	—	—	—	17	—
Unrealized depreciation on open forward currency contracts	—	—	—	7,972	—	63	—
Accrued expenses:
Management fees	62	367	37	754	16	36	21
12b-1 fees	1	7	—	7	—	—	1
Transfer agent fees	7	42	5	132	3	6	9
Trustees' fees and expenses	19	139	1	440	1	20	12
Other	22	55	16	209	20	16	22
Total Liabilities	1,058	9,135	209	3,281,345	965	83,650	420
NET ASSETS	$120,750	$806,754	$71,714	$1,937,712	$55,310	$ 86,326	$131,912
Net Assets Consist of:
Paid-in capital	$116,248	$891,323	$75,001	$2,072,392	$56,193	$122,022	$131,878
Total distributable earnings/(loss)	4,502	(84,569)	(3,287)	(134,680)	(883)	(35,696)	34
	$120,750	$806,754	$71,714	$1,937,712	$55,310	$ 86,326	$131,912

The accompanying notes are an integral part of the Financial Statements.

	Harbor Convertible Securities Fund	Harbor High-Yield Bond Fund	Harbor High-Yield Opportunities Fund	Harbor Bond Fund	Harbor Core Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$93,424	$470,204	$71,361	$1,899,680	$52,249	$85,316	$129,826
Shares of beneficial interest[1]	8,919	48,558	7,485	171,189	5,309	9,611	129,826
Net asset value per share[2]	$ 10.48	$ 9.68	$ 9.53	$ 11.10	$ 9.84	$ 8.88	$ 1.00
Retirement Class
Net assets	$25,412	$303,627	$ 250	$ 6,921	$ 3,061	$ 322	N/A
Shares of beneficial interest[1]	2,427	31,346	26	624	311	36	N/A
Net asset value per share[2]	$ 10.47	$ 9.69	$ 9.53	$ 11.09	$ 9.84	$ 8.87	N/A
Administrative Class
Net assets	$ 53	$ 1,374	$ 50	$ 31,111	N/A	$ 688	$ 2,086
Shares of beneficial interest[1]	5	141	5	2,801	N/A	77	2,086
Net asset value per share[2]	$ 10.44	$ 9.71	$ 9.53	$ 11.11	N/A	$ 8.88	$ 1.00
Investor Class
Net assets	$ 1,861	$ 31,549	$ 53	N/A	N/A	N/A	N/A
Shares of beneficial interest[1]	178	3,250	6	N/A	N/A	N/A	N/A
Net asset value per share[2]	$ 10.45	$ 9.71	$ 9.53	N/A	N/A	N/A	N/A

1	Par value $0.01 (unlimited authorizations).
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

Harbor Fixed Income Funds
StatementS of Operations—Year Ended October 31, 2018

(All amounts in thousands)
	Harbor Convertible Securities Fund	Harbor High-Yield Bond Fund	Harbor High-Yield Opportunities Fund	Harbor Bond Fund	Harbor Core Bond Fund[a]	Harbor Real Return Fund	Harbor Money Market Fund
Investment Income
Interest	$ 1,928	$ 64,391	$ 3,990	$ 77,960	$ 747	$ 3,983	$2,320
Consent fee income	—	300	15	271		—	—
Foreign taxes withheld	—	—	—	(8)	—	—	—
Total Investment Income	1,928	64,691	4,005	78,223	747	3,983	2,320
Operating Expenses
Management fees	762	6,422	411	10,062	77	453	285
12b-1 fees:
Administrative Class	1	4	—	75	N/A	3	6
Investor Class	6	87	—	N/A	N/A	N/A	N/A
Shareholder communications	—	—	7	122	1	15	7
Custodian fees	17	43	14	363	7	70	22
Transfer agent fees:
Institutional Class	80	737	61	1,857	19	84	126
Retirement Class	3	21	—	—	—	—	N/A
Administrative Class	—	1	—	27	N/A	1	2
Investor Class	5	73	—	N/A	N/A	N/A	N/A
Professional fees	6	35	105	74	38	3	8
Trustees' fees and expenses	3	32	2	67	1	3	4
Registration fees	59	66	74	75	43	49	41
Miscellaneous	8	21	9	27	5	6	7
Expenses before interest expense	950	7,542	683	12,749	191	687	508
Interest expense	—	—	—	6,153	—	595	—
Total expenses	950	7,542	683	18,902	191	1,282	508
Management fees waived	(59)	(759)	—	(548)	—	—	(79)
Transfer agent fees waived	(7)	(69)	(6)	(166)	(2)	(8)	(58)
12b-1 fees waived	—	—	—	—	—	—	(4)
Other expenses reimbursed	—	—	(178)	(1,270)	(88)	(179)	(75)
Custodian fees reductions	—	(2)	—	(1)	—	—	(1)
Net expenses	884	6,712	499	16,917	101	1,095	291
Net Investment Income/(Loss)	1,044	57,979	3,506	61,306	646	2,888	2,029
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	7,491	7,393	(1,192)	(44,624)	(228)	(1,093)	—
Foreign currency transactions	—	—	—	10,715	—	475	—
Investments sold short	—	—	—	155	—	101	—
Swap agreements	—	—	—	13,756	—	466	—
Futures contracts	—	—	—	(20,303)	—	248	—
Purchased options	—	—	—	(43)	—	(35)	—
Written options	—	—	—	4,883	—	149	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(5,744)	(61,944)	(2,616)	(68,270)	(832)	(4,551)	—
Forwards currency contracts	—	—	—	(1,097)	—	(15)	—
Investments sold short	—	—	—	(59)	—	3	—
Swap agreements	—	—	—	371	—	2	—
Futures contracts	—	—	—	8,086	—	(5)	—
Purchased options	—	—	—	2,221	—	34	—
Written options	—	—	—	(2,919)	—	(27)	—
Translations of assets and liabilities in foreign currencies	—	—	—	1,238	—	(2)	—
Net gain/(loss) on investment transactions	1,747	(54,551)	(3,808)	(95,890)	(1,060)	(4,250)	—
Net Increase/(Decrease) in Net Assets Resulting from Operations	$ 2,791	$ 3,428	$ (302)	$(34,584)	$ (414)	$(1,362)	$2,029

a	For the period June 1, 2018 (inception) through October 31, 2018
The accompanying notes are an integral part of the Financial Statements.

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Harbor Fixed Income Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Convertible Securities Fund		Harbor High-Yield Bond Fund		Harbor High-Yield Opportunities Fund
	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017[b] through October 31, 2018
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$ 1,044	$ 3,756	$ 57,979	$ 91,178	$ 3,506
Net realized gain/(loss) on investments	7,491	26,914	7,393	31,901	(1,192)
Change in net unrealized appreciation/(depreciation) of investments	(5,744)	(3,408)	(61,944)	8,088	(2,616)
Net increase/(decrease) in assets resulting from operations	2,791	27,262	3,428	131,167	(302)
Distributions to Shareholders[a]
Institutional Class	(8,137)	—	(47,842)	—	(2,970)
Retirement Class	(2,467)	—	(11,614)	—	(9)
Administrative Class	(37)	—	(86)	—	(2)
Investor Class	(187)	—	(1,869)	—	(2)
Net investment income:
Institutional Class	N/A	(5,060)	N/A	(88,164)	N/A
Retirement Class	N/A	(173)	N/A	(1,550)	N/A
Administrative Class	N/A	(5)	N/A	(210)	N/A
Investor Class	N/A	(30)	N/A	(3,528)	N/A
Net realized gain on investments:
Institutional Class	N/A	—	N/A	—	N/A
Retirement Class	N/A	—	N/A	—	N/A
Administrative Class	N/A	—	N/A	—	N/A
Investor Class	N/A	—	N/A	—	N/A
Total distributions to shareholders	(10,828)	(5,268)	(61,411)	(93,452)	(2,983)
Net Increase/(Decrease) Derived from Capital Share Transactions	14,401	(333,925)	(608,957)	(475,537)	74,999
Net increase/(decrease) in net assets	6,364	(311,931)	(666,940)	(437,822)	71,714
Net Assets
Beginning of period	114,386	426,317	1,473,694	1,911,516	—
End of period*	$120,750	$ 114,386	$ 806,754	$1,473,694	$71,714
*,a Includes accumulated undistributed net investment income/(loss) of:	N/A	$ (147)	N/A	$ 8,810	N/A

a	The presentation of Distributions to Shareholders and accumulated undistributed net investment income/(loss) have been updated to reflect the changes prescribed in amendments to Regulation S-X as disclosed in New Accounting Pronouncements in notes 2 to financial statements. There is no impact to October 31, 2017 presentation.
b	Inception
The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund		Harbor Core Bond Fund	Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	June 1, 2018[b] through October 31, 2018	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017

$ 61,306	$ 71,625	$ 646	$ 2,888	$ 2,542	$ 2,029	$ 1,089
(35,461)	(13,862)	(228)	311	(19)	—	—
(60,429)	936	(832)	(4,561)	(1,744)	—	—
(34,584)	58,699	(414)	(1,362)	779	2,029	1,089

(71,173)	—	(445)	(4,024)	—	(1,999)	—
(69)	N/A	(18)	(9)	N/A	N/A	N/A
(953)	—	N/A	(47)	—	(30)	—
N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	(66,863)	N/A	N/A	(1,578)	N/A	(1,099)
N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	(931)	N/A	N/A	(16)	N/A	(11)
N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	(33,573)	N/A	N/A	—	N/A	—
N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	(538)	N/A	N/A	—	N/A	—
N/A	N/A	N/A	N/A	N/A	N/A	N/A
(72,195)	(101,905)	(463)	(4,080)	(1,594)	(2,029)	(1,110)
(145,275)	(243,730)	56,187	(9,622)	(9,177)	(39,270)	31,950
(252,054)	(286,936)	55,310	(15,064)	(9,992)	(39,270)	31,929

2,189,766	2,476,702	—	101,390	111,382	171,182	139,253
$1,937,712	$2,189,766	$55,310	$ 86,326	$101,390	$131,912	$171,182
N/A	$ 18,676	N/A	N/A	$ 1,144	N/A	$ 34

Harbor Fixed Income Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Convertible Securities Fund		Harbor High-Yield Bond Fund		Harbor High-Yield Opportunities Fund
	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017[a] through October 31, 2018
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$ 32,066	$ 118,396	$ 106,617	$ 298,904	$73,824
Net proceeds from redemption fees	1	5	293	32	—
Reinvested distributions	7,984	1,599	38,689	46,533	2,970
Cost of shares reacquired	(27,880)	(475,619)	(1,017,400)	(811,755)	(2,162)
Net increase/(decrease) in net assets	$ 12,171	$(355,619)	$ (871,801)	$(466,286)	$74,632
Retirement Class
Net proceeds from sale of shares	$ 1,150	$ 22,088	$ 389,532	$ 42,380	$ 253
Net proceeds from redemption fees	—	1	12	1	—
Reinvested distributions	2,467	173	10,972	1,501	9
Cost of shares reacquired	(1,044)	(348)	(128,042)	(3,925)	(3)
Net increase/(decrease) in net assets	$ 2,573	$ 21,914	$ 272,474	$ 39,957	$ 259
Administrative Class
Net proceeds from sale of shares	$ —	$ 50	$ 173	$ 817	$ 50
Net proceeds from redemption fees	—	—	1	—	—
Reinvested distributions	37	5	73	203	2
Cost of shares reacquired	(358)	(81)	(542)	(3,992)	—
Net increase/(decrease) in net assets	$ (321)	$ (26)	$ (295)	$ (2,972)	$ 52
Investor Class
Net proceeds from sale of shares	$ 768	$ 2,678	$ 7,271	$ 22,940	$ 54
Net proceeds from redemption fees	—	—	9	1	—
Reinvested distributions	187	30	1,847	3,502	2
Cost of shares reacquired	(977)	(2,902)	(18,462)	(72,679)	—
Net increase/(decrease) in net assets	$ (22)	$ (194)	$ (9,335)	$ (46,236)	$ 56

a	Inception
The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund		Harbor Core Bond Fund	Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	June 1, 2018[a] through October 31, 2018	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017

$ 305,904	$ 297,400	$54,477	$ 9,213	$ 13,033	$ 550,663	$ 632,718
—	—	—	—	—	—	—
67,995	96,574	445	3,895	1,531	1,988	1,095
(528,432)	(630,922)	(1,822)	(22,355)	(22,733)	(592,462)	(601,142)
$(154,533)	$(236,948)	$53,100	$ (9,247)	$ (8,169)	$ (39,811)	$ 32,671

$ 7,107	N/A	$ 3,069	$ 397	N/A	N/A	N/A
—	N/A	—	—	N/A	N/A	N/A
69	N/A	18	8	N/A	N/A	N/A
(185)	N/A	—	(68)	N/A	N/A	N/A
$ 6,991	N/A	$ 3,087	$ 337	N/A	N/A	N/A

$ 9,690	$ 7,619	N/A	$ 275	$ 172	$ 2,601	$ 2,553
—	—	N/A	—	—	—	—
952	1,464	N/A	47	16	30	11
(8,375)	(15,865)	N/A	(1,034)	(1,196)	(2,090)	(3,285)
$ 2,267	$ (6,782)	N/A	$ (712)	$ (1,008)	$ 541	$ (721)

N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A

Harbor Fixed Income Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)
	Harbor Convertible Securities Fund		Harbor High-Yield Bond Fund		Harbor High-Yield Opportunities Fund
	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017[a] through October 31, 2018
SHARES
Institutional Class
Shares sold	3,011	10,860	10,670	29,512	7,401
Shares issued due to reinvestment of distributions	773	148	3,920	4,624	306
Shares reacquired	(2,619)	(43,282)	(101,838)	(80,242)	(222)
Net increase/(decrease) in shares outstanding	1,165	(32,274)	(87,248)	(46,106)	7,485
Beginning of period	7,754	40,028	135,806	181,912	—
End of period	8,919	7,754	48,558	135,806	7,485
Retirement Class
Shares sold	103	1,988	39,085	4,160	25
Shares issued due to reinvestment of distributions	239	16	1,119	149	1
Shares reacquired	(97)	(32)	(12,964)	(386)	—
Net increase/(decrease) in shares outstanding	245	1,972	27,240	3,923	26
Beginning of period	2,182	210	4,106	183	—
End of period	2,427	2,182	31,346	4,106	26
Administrative Class
Shares sold	—	5	17	80	5
Shares issued due to reinvestment of distributions	4	—	7	20	—
Shares reacquired	(34)	(7)	(54)	(392)	—
Net increase/(decrease) in shares outstanding	(30)	(2)	(30)	(292)	5
Beginning of period	35	37	171	463	—
End of period	5	35	141	171	5
Investor Class
Shares sold	73	244	725	2,260	6
Shares issued due to reinvestment of distributions	18	3	186	348	—
Shares reacquired	(92)	(262)	(1,836)	(7,139)	—
Net increase/(decrease) in shares outstanding	(1)	(15)	(925)	(4,531)	6
Beginning of period	179	194	4,175	8,706	—
End of period	178	179	3,250	4,175	6

a	Inception
The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund		Harbor Core Bond Fund	Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	June 1, 2018[a] through October 31, 2018	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017

26,978	25,632	5,447	1,000	1,389	550,663	632,718
6,008	8,483	45	424	164	1,988	1,095
(46,739)	(54,503)	(183)	(2,425)	(2,424)	(592,462)	(601,142)
(13,753)	(20,388)	5,309	(1,001)	(871)	(39,811)	32,671
184,942	205,330	—	10,612	11,483	169,637	136,966
171,189	184,942	5,309	9,611	10,612	129,826	169,637

635	N/A	309	43	N/A	N/A	N/A
6	N/A	2	1	N/A	N/A	N/A
(17)	N/A	—	(8)	N/A	N/A	N/A
624	N/A	311	36	N/A	N/A	N/A
—	N/A	—	—	N/A	N/A	N/A
624	N/A	311	36	N/A	N/A	N/A

857	659	N/A	30	18	2,601	2,553
84	129	N/A	5	2	30	11
(739)	(1,376)	N/A	(113)	(128)	(2,090)	(3,285)
202	(588)	N/A	(78)	(108)	541	(721)
2,599	3,187	N/A	155	263	1,545	2,266
2,801	2,599	N/A	77	155	2,086	1,545

N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A

Harbor Fixed Income Funds
Statement of Cash Flows— Year Ended October 31, 2018

(All amounts in thousands)
Harbor Real Return Fund
Cash flows from operating activities:
Net decrease in net assets resulting from operations	$ (1,362)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash from operating activities:
Purchases of long-term securities	(618,650)
Proceeds from sales of long-term securities	630,368
Proceeds from short-term portfolio investments, net	65
Increase in receivable for investments sold	(18,742)
Decrease in interest receivable	54
Increase in variation margin on options and futures contracts	(69)
Increase in variation margin on swap agreements	(114)
Increase in due to broker	4,499
Decrease in due from broker	161
Decrease in prepaid registration fees	5
Decrease in other assets	36
Increase in payable for investments purchased	22,550
Increase in interest on reverse repurchase agreements	79
Decrease in Interest on investments sold short	(1)
Decrease in investments sold short	(314)
Decrease in premiums from options written	(32)
Decrease in swap premiums received on OTC swap agreements	(35)
Decrease in management fees payable	(5)
Decrease in transfer agent fees payable	(1)
Increase in trustees' fees payable	19
Decrease in other liabilities	(58)
Net change in unrealized appreciation/(depreciation) on investments	4,548
Net change in unrealized appreciation/(depreciation) on forwards	15
Net change in unrealized appreciation/(depreciation) on OTC swaps	54
Net change in unrealized appreciation/(depreciation) on purchased options not settled through variation margin	(32)
Net change in unrealized appreciation/(depreciation) on written options not settled through variation margin	26
Net realized loss on investments	992
Net realized loss on purchased options	35
Net amortization and earned inflation component	865
Net cash provided by operating activities	24,956
Cash flows from financing activities:
Proceeds from shares sold	9,944
Payment on shares redeemed	(23,748)
Cash dividends paid	(130)
Proceeds from reverse repurchase agreement transactions	267,806
Payments on reverse repurchase agreement transactions	(244,632)
Proceeds from sale-buyback financing transactions	368,269
Payments on sale-buyback financing transactions	(401,838)
Net cash used for financing activities	(24,329)
Net increase in cash and foreign currency	627
Cash and foreign currency:
Beginning of period	$ 231
End of period	858
Reinvestment of dividends	$ 3,950
Supplemental disclosure of cash flow information:
Interest paid during the year	$ 516
The accompanying notes are an integral part of the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor Fixed Income Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR CONVERTIBLE SECURITIES FUND
	Institutional Class
Year Ended October 31,	2018	2017	2016	2015	2014
Net asset value beginning of period	$ 11.27	$ 10.53	$ 10.63	$ 11.20	$ 10.95
Income from Investment Operations
Net investment income/(loss)[a]	0.09 [e]	0.13 [e]	0.12 [e]	0.15 [e]	0.19
Net realized and unrealized gains/(losses) on investments	0.20	0.78	0.19	(0.08)	0.38
Total from investment operations	0.29	0.91	0.31	0.07	0.57
Less Distributions
Dividends from net investment income	(0.08)	(0.17)	(0.22)	(0.22)	(0.21)
Distributions from net realized capital gains	(1.00)	—	(0.19)	(0.42)	(0.11)
Total distributions	(1.08)	(0.17)	(0.41)	(0.64)	(0.32)
Proceeds from redemption fees	— *	— *	— *	— *	— *
Net asset value end of period	10.48	11.27	10.53	10.63	11.20
Net assets end of period (000s)	$93,424	$87,391	$421,671	$373,421	$353,370
Ratios and Supplemental Data (%)
Total return[b]	2.82%	8.74%	3.12%	0.72%	5.23%
Ratio of total expenses to average net assets^	0.82	0.79	0.77	0.75	0.74
Ratio of net expenses to average net assets[a]	0.76	0.76	0.76	0.75	0.74
Ratio of net investment income to average net assets[a]	0.88	1.18	1.15	1.37	1.58
Portfolio turnover	94	102	102	81	54

	Administrative Class
Year Ended October 31,	2018	2017	2016	2015	2014
Net asset value beginning of period	$ 11.26	$ 10.53	$ 10.62	$ 11.19	$ 10.94
Income from Investment Operations
Net investment income/(loss)[a]	0.07 [e]	0.10 [e]	0.09 [e]	0.12 [e]	0.13
Net realized and unrealized gains/(losses) on investments	0.17	0.77	0.20	(0.08)	0.41
Total from investment operations	0.24	0.87	0.29	0.04	0.54
Less Distributions
Dividends from net investment income	(0.06)	(0.14)	(0.19)	(0.19)	(0.18)
Distributions from net realized capital gains	(1.00)	—	(0.19)	(0.42)	(0.11)
Total distributions	(1.06)	(0.14)	(0.38)	(0.61)	(0.29)
Proceeds from redemption fees	— *	— *	— *	— *	— *
Net asset value end of period	10.44	11.26	10.53	10.62	11.19
Net assets end of period (000s)	$ 53	$ 395	$ 392	$ 376	$ 306
Ratios and Supplemental Data (%)
Total return[b]	2.27%	8.37%	2.96%	0.47%	4.97%
Ratio of total expenses to average net assets^	1.07	1.04	1.02	1.00	0.99
Ratio of net expenses to average net assets[a]	1.01	1.00	1.01	1.00	0.99
Ratio of net investment income to average net assets[a]	0.63	0.93	0.90	1.11	1.35
Portfolio turnover	94	102	102	81	54
See page 107 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Retirement Class
2018	2017	2016 [f]
$ 11.27	$ 10.53	$ 9.78

0.10 [e]	0.14 [e]	0.08 [e]
0.19	0.78	0.75
0.29	0.92	0.83

(0.09)	(0.18)	(0.08)
(1.00)	—	—
(1.09)	(0.18)	(0.08)
— *	— *	—
10.47	11.27	10.53
$25,412	$24,585	$2,215

2.80%	8.81%	8.51% [c]
0.74	0.72	0.73 [d]
0.69	0.67	0.71 [d]
0.95	1.24	1.13 [d]
94	102	102

Investor Class
2018	2017	2016	2015	2014
$11.25	$10.52	$10.61	$11.18	$10.94

0.05 [e]	0.09 [e]	0.08 [e]	0.11 [e]	0.11
0.19	0.77	0.20	(0.08)	0.40
0.24	0.86	0.28	0.03	0.51

(0.04)	(0.13)	(0.18)	(0.18)	(0.16)
(1.00)	—	(0.19)	(0.42)	(0.11)
(1.04)	(0.13)	(0.37)	(0.60)	(0.27)
— *	— *	— *	— *	— *
10.45	11.25	10.52	10.61	11.18
$1,861	$2,015	$2,039	$1,861	$1,941

2.35%	8.26%	2.85%	0.35%	4.76%
1.19	1.16	1.14	1.12	1.11
1.13	1.12	1.13	1.12	1.11
0.51	0.81	0.77	1.00	1.24
94	102	102	81	54

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR HIGH-YIELD BOND FUND
	Institutional Class
Year Ended October 31,	2018	2017	2016	2015	2014
Net asset value beginning of period	$ 10.21	$ 9.99	$ 10.00	$ 10.85	$ 11.19
Income from Investment Operations
Net investment income/(loss)[a]	0.54 [e]	0.55 [e]	0.53 [e]	0.57 [e]	0.60
Net realized and unrealized gains/(losses) on investments	(0.51)	0.24	(0.02)	(0.66)	(0.05)
Total from investment operations	0.03	0.79	0.51	(0.09)	0.55
Less Distributions
Dividends from net investment income	(0.57)	(0.57)	(0.52)	(0.54)	(0.62)
Distributions from net realized capital gains	—	—	—	(0.22)	(0.27)
Total distributions	(0.57)	(0.57)	(0.52)	(0.76)	(0.89)
Proceeds from redemption fees	0.01	— *	— *	— *	— *
Net asset value end of period	9.68	10.21	9.99	10.00	10.85
Net assets end of period (000s)	$470,204	$1,387,213	$1,817,902	$1,460,808	$1,707,788
Ratios and Supplemental Data (%)
Total return[b]	0.45%	8.16%	5.46%	(0.79)%	5.10%
Ratio of total expenses to average net assets^	0.69	0.72	0.70	0.69	0.68
Ratio of net expenses to average net assets[a]	0.62	0.67	0.66	0.65	0.64
Ratio of net investment income to average net assets[a]	5.40	5.43	5.43	5.51	5.43
Portfolio turnover	53	56	58	49	48

	Administrative Class
Year Ended October 31,	2018	2017	2016	2015	2014
Net asset value beginning of period	$ 10.25	$ 10.01	$ 10.02	$ 10.87	$ 11.21
Income from Investment Operations
Net investment income/(loss)[a]	0.52 [e]	0.53 [e]	0.51 [e]	0.55 [e]	0.60
Net realized and unrealized gains/(losses) on investments	(0.51)	0.25	(0.02)	(0.67)	(0.08)
Total from investment operations	0.01	0.78	0.49	(0.12)	0.52
Less Distributions
Dividends from net investment income	(0.55)	(0.54)	(0.50)	(0.51)	(0.59)
Distributions from net realized capital gains	—	—	—	(0.22)	(0.27)
Total distributions	(0.55)	(0.54)	(0.50)	(0.73)	(0.86)
Proceeds from redemption fees	— *	— *	— *	— *	— *
Net asset value end of period	9.71	10.25	10.01	10.02	10.87
Net assets end of period (000s)	$ 1,374	$ 1,753	$ 4,631	$ 4,314	$ 4,773
Ratios and Supplemental Data (%)
Total return[b]	0.10%	7.98%	5.18%	(1.03)%	4.82%
Ratio of total expenses to average net assets^	0.94	0.97	0.95	0.94	0.93
Ratio of net expenses to average net assets[a]	0.86	0.92	0.91	0.90	0.89
Ratio of net investment income to average net assets[a]	5.18	5.20	5.20	5.26	5.18
Portfolio turnover	53	56	58	49	48
See page 107 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Retirement Class
2018	2017	2016 [f]
$ 10.22	$ 10.00	$ 9.40

0.54 [e]	0.55 [e]	0.36 [e]
(0.49)	0.25	0.61
0.05	0.80	0.97

(0.58)	(0.58)	(0.37)
—	—	—
(0.58)	(0.58)	(0.37)
— *	— *	— *
9.69	10.22	10.00
$303,627	$41,975	$1,828

0.54%	8.23%	10.49% [c]
0.61	0.65	0.66 [d]
0.53	0.61	0.61 [d]
5.50	5.44	5.38 [d]
53	56	58

Investor Class
2018	2017	2016	2015	2014
$ 10.24	$ 10.01	$ 10.02	$ 10.87	$ 11.21

0.50 [e]	0.52 [e]	0.49 [e]	0.53 [e]	0.59
(0.49)	0.24	(0.02)	(0.66)	(0.08)
0.01	0.76	0.47	(0.13)	0.51

(0.54)	(0.53)	(0.48)	(0.50)	(0.58)
—	—	—	(0.22)	(0.27)
(0.54)	(0.53)	(0.48)	(0.72)	(0.85)
— *	— *	— *	— *	— *
9.71	10.24	10.01	10.02	10.87
$31,549	$42,753	$87,155	$96,957	$100,194

0.08%	7.79%	5.02%	(1.15)%	4.70%
1.06	1.09	1.07	1.06	1.05
0.98	1.04	1.03	1.02	1.01
5.05	5.08	5.09	5.14	5.06
53	56	58	49	48

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR HIGH-YIELD OPPORTUNITIES FUND
	Institutional Class	Retirement Class	Administrative Class	Investor Class
	2018 [h]	2018 [h]	2018 [h]	2018 [h]
Net asset value beginning of period	$ 10.00	$10.00	$10.00	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.50 [e]	0.52 [e]	0.47 [e]	0.46 [e]
Net realized and unrealized gains/(losses) on investments	(0.56)	(0.57)	(0.55)	(0.55)
Total from investment operations	(0.06)	(0.05)	(0.08)	(0.09)
Less Distributions
Dividends from net investment income	(0.41)	(0.42)	(0.39)	(0.38)
Distributions from net realized capital gains	—	—	—	—
Total distributions	(0.41)	(0.42)	(0.39)	(0.38)
Proceeds from redemption fees	— *	— *	— *	— *
Net asset value end of period	9.53	9.53	9.53	9.53
Net assets end of period (000s)	$71,361	$ 250	$ 50	$ 53
Ratios and Supplemental Data (%)
Total return[b]	(0.59)%	(0.53)%	(0.82)%	(0.92)%
Ratio of total expenses to average net assets^	1.00	0.92	1.25	1.37
Ratio of net expenses to average net assets[a]	0.73	0.65	0.98	1.10
Ratio of net investment income to average net assets[a]	5.12	5.29	4.84	4.73
Portfolio turnover	56	56	56	56
See page 107 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

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Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR BOND FUND
	Institutional Class
Year Ended October 31,	2018	2017	2016	2015	2014
Net asset value beginning of period	$ 11.68	$ 11.88	$ 11.92	$ 12.28	$ 12.22
Income from Investment Operations
Net investment income/(loss)[a]	0.33 [e]	0.36 [e]	0.37 [e]	0.34 [e]	0.25
Net realized and unrealized gains/(losses) on investments	(0.52)	(0.04)	0.16	(0.18)	0.16
Total from investment operations	(0.19)	0.32	0.53	0.16	0.41
Less Distributions
Dividends from net investment income	(0.39)	(0.35)	(0.48)	(0.41)	(0.35)
Distributions from net realized capital gains	—	(0.17)	(0.09)	(0.11)	—
Total distributions	(0.39)	(0.52)	(0.57)	(0.52)	(0.35)
Net asset value end of period	11.10	11.68	11.88	11.92	12.28
Net assets end of period (000s)	$1,899,680	$2,159,390	$2,438,815	$2,874,705	$4,125,889
Ratios and Supplemental Data (%)
Total return[b]	(1.63)%	2.82%	4.70%	1.32%	3.40%
Ratio of total expenses to average net assets^	0.90	0.63	0.60	0.58	0.56
Ratio of net expenses to average net assets[a]	0.80	0.54	0.53	0.52	0.54
Ratio of net expenses excluding interest expense to average net assets[a]	0.51	0.51	0.51	0.52	0.54
Ratio of net investment income to average net assets[a]	2.93	3.15	3.16	2.80	1.90
Portfolio turnover	674	654	592	586	439

	Administrative Class
Year Ended October 31,	2018	2017	2016	2015	2014
Net asset value beginning of period	$ 11.69	$ 11.89	$ 11.93	$ 12.28	$ 12.23
Income from Investment Operations
Net investment income/(loss)[a]	0.31 [e]	0.34 [e]	0.34 [e]	0.30 [e]	0.22
Net realized and unrealized gains/(losses) on investments	(0.53)	(0.05)	0.16	(0.16)	0.15
Total from investment operations	(0.22)	0.29	0.50	0.14	0.37
Less Distributions
Dividends from net investment income	(0.36)	(0.32)	(0.45)	(0.38)	(0.32)
Distributions from net realized capital gains	—	(0.17)	(0.09)	(0.11)	—
Total distributions	(0.36)	(0.49)	(0.54)	(0.49)	(0.32)
Net asset value end of period	11.11	11.69	11.89	11.93	12.28
Net assets end of period (000s)	$ 31,111	$ 30,376	$ 37,887	$ 57,874	$ 102,591
Ratios and Supplemental Data (%)
Total return[b]	(1.88)%	2.56%	4.42%	1.13%	3.05%
Ratio of total expenses to average net assets^	1.16	0.88	0.85	0.83	0.81
Ratio of net expenses to average net assets[a]	1.06	0.79	0.78	0.77	0.79
Ratio of net expenses excluding interest expense to average net assets[a]	0.76	0.76	0.76	0.77	0.79
Ratio of net investment income to average net assets[a]	2.69	2.90	2.89	2.47	1.66
Portfolio turnover	674	654	592	586	439
See page 107 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Retirement Class
2018 [g]
$11.28

0.16 [e]
(0.16)
— *

(0.19)
—
(0.19)
11.09
$6,921

0.01% [c]
1.16 [d]
1.06 [d]
0.43 [d]
3.44 [d]
674

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR CORE BOND FUND
	Institutional Class	Retirement Class
	2018 [g]	2018 [g]
Net asset value beginning of period	$ 10.00	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.12 [e]	0.12 [e]
Net realized and unrealized gains/(losses) on investments	(0.19)	(0.19)
Total from investment operations	(0.07)	(0.07)
Less Distributions
Dividends from net investment income	(0.09)	(0.09)
Distributions from net realized capital gains	—	—
Total distributions	(0.09)	(0.09)
Net asset value end of period	9.84	9.84
Net assets end of period (000s)	$52,249	$3,061
Ratios and Supplemental Data (%)
Total return[b]	(0.75)% [c]	(0.73)% [c]
Ratio of total expenses to average net assets^	0.85 [d]	0.77 [d]
Ratio of net expenses to average net assets[a]	0.45 [d]	0.37 [d]
Ratio of net investment income to average net assets[a]	2.86 [d]	2.98 [d]
Portfolio turnover	97 [c]	97 [c]
See page 107 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR REAL RETURN FUND
	Institutional Class
Year Ended October 31,	2018	2017	2016	2015	2014
Net asset value beginning of period	$ 9.42	$ 9.48	$ 9.15	$ 10.18	$ 10.41
Income from Investment Operations
Net investment income/(loss)[a]	0.28 [e]	0.23 [e]	0.15 [e]	0.10 [e]	0.40
Net realized and unrealized gains/(losses) on investments	(0.42)	(0.14)	0.35	(0.43)	(0.20)
Total from investment operations	(0.14)	0.09	0.50	(0.33)	0.20
Less Distributions
Dividends from net investment income	(0.40)	(0.15)	(0.17)	(0.70)	(0.03)
Distributions from net realized capital gains	—	—	—	—	(0.40)
Total distributions	(0.40)	(0.15)	(0.17)	(0.70)	(0.43)
Net asset value end of period	8.88	9.42	9.48	9.15	10.18
Net assets end of period (000s)	$85,316	$99,929	$108,890	$130,467	$169,969
Ratios and Supplemental Data (%)
Total return[b]	(1.57)%	0.92%	5.55%	(3.32)%	2.07%
Ratio of total expenses to average net assets^	1.36	1.03	0.87	0.77	0.63
Ratio of net expenses to average net assets[a]	1.16	0.87	0.73	0.68	0.62
Ratio of net expenses excluding interest expense to average net assets[a]	0.53	0.54	0.55	0.58	0.60
Ratio of net investment income to average net assets[a]	3.07	2.42	1.63	1.06	1.91
Portfolio turnover	519	758	611	531	427

	Administrative Class
Year Ended October 31,	2018	2017	2016	2015	2014
Net asset value beginning of period	$ 9.42	$ 9.46	$ 9.15	$ 10.17	$ 10.41
Income from Investment Operations
Net investment income/(loss)[a]	0.25 [e]	0.21 [e]	0.13 [e]	0.08 [e]	0.21
Net realized and unrealized gains/(losses) on investments	(0.42)	(0.15)	0.34	(0.42)	(0.03)
Total from investment operations	(0.17)	0.06	0.47	(0.34)	0.18
Less Distributions
Dividends from net investment income	(0.37)	(0.10)	(0.16)	(0.68)	(0.02)
Distributions from net realized capital gains	—	—	—	—	(0.40)
Total distributions	(0.37)	(0.10)	(0.16)	(0.68)	(0.42)
Net asset value end of period	8.88	9.42	9.46	9.15	10.17
Net assets end of period (000s)	$ 688	$ 1,461	$ 2,492	$ 3,174	$ 3,481
Ratios and Supplemental Data (%)
Total return[b]	(1.86)%	0.62%	5.26%	(3.47)%	1.81%
Ratio of total expenses to average net assets^	1.56	1.26	1.12	1.02	0.88
Ratio of net expenses to average net assets[a]	1.37	1.10	0.98	0.93	0.87
Ratio of net expenses excluding interest expense to average net assets[a]	0.78	0.77	0.80	0.83	0.85
Ratio of net investment income to average net assets[a]	2.73	2.19	1.38	0.90	2.08
Portfolio turnover	519	758	611	531	427
See page 107 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Retirement Class
2018 [g]
$ 9.23

0.13 [e]
(0.28)
(0.15)

(0.21)
—
(0.21)
8.87
$ 322

(1.64)% [c]
1.16 [d]
0.96 [d]
0.44 [d]
3.45 [d]
519

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MONEY MARKET FUND
	Institutional Class
Year Ended October 31,	2018	2017	2016	2015	2014
Net asset value beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income/(loss)[a]	0.01 [e]	0.01 [e]	— *,e	— *,e	—
Net realized and unrealized gains/(losses) on investments	—	—	—	—	—
Total from investment operations	0.01	0.01	— *	— *	— *
Less Distributions
Dividends from net investment income	(0.01)	(0.01)	— *	— *	— *
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	(0.01)	(0.01)	— *	— *	— *
Net asset value end of period	1.00	1.00	1.00	1.00	1.00
Net assets end of period (000s)	$129,826	$169,637	$136,986	$176,781	$157,801
Ratios and Supplemental Data (%)
Total return[b]	1.44%	0.73%	0.30%	0.08%	0.06%
Ratio of total expenses to average net assets^	0.35	0.35	0.36	0.32	0.30
Ratio of net expenses to average net assets[a]	0.20	—	—	—	—
Ratio of net investment income to average net assets[a]	1.42	0.72	0.27	0.08	0.06

*	Less than $0.01.
^	Percentage does not reflect reduction for credit balance arrangements (see the “Custodian” section in Note 2 of the accompanying Notes to Financial Statements)
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized
d	Annualized
e	Amounts are based on average shares outstanding during the period.
f	For the period March 1, 2016 (inception) through October 31, 2016
g	For the period June 1, 2018 (inception) through October 31, 2018
h	For the period November 1, 2017 (inception) through October 31, 2018
The accompanying notes are an integral part of the Financial Statements.

Administrative Class
2018	2017	2016	2015	2014
$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

0.01 [e]	0.01 [e]	— *,e	— *,e	—
—	—	—	—	—
0.01	0.01	— *	— *	— *

(0.01)	(0.01)	— *	— *	— *
—	—	—	—	—
(0.01)	(0.01)	— *	— *	— *
1.00	1.00	1.00	1.00	1.00
$2,086	$1,545	$2,267	$1,727	$2,177

1.36%	0.73%	0.30%	0.08%	0.06%
0.60	0.60	0.61	0.57	0.55
0.29	—	—	—	—
1.36	0.70	0.28	0.07	0.06

Harbor Fixed Income Funds
Notes to Financial Statements—October 31, 2018

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of October 31, 2018, the Trust consists of 32 separate portfolios. The portfolios covered by this report are: Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor High-Yield Opportunities Fund, Harbor Bond Fund, Harbor Core Bond Fund, Harbor Real Return Fund, and Harbor Money Market Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds currently offer up to four classes of shares, designated as Institutional Class, Retirement Class, Administrative Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights with respect to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Effective June 1, 2018, Harbor Bond Fund and Harbor Real Return Fund began offering Retirement Class shares.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The Trust’s valuation procedures permit the Funds to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data.
Equity securities (including common stock, preferred stock, and convertible preferred stock), exchange-traded notes and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section.
Debt securities (including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible securities other than short-term securities with a remaining maturity of less than 60 days at the time of acquisition), are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. An evaluated price represents an assessment by the pricing vendor using various market inputs of what the pricing vendor believes is the fair value of a security at a particular point in time. The pricing vendor determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
what the pricing vendor believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of mortgage-backed and asset-backed securities, the inputs used by the pricing vendor may also include information about cash flows, prepayment rates, default rates, delinquency and loss assumption, collateral characteristics, credit enhancements and other specific information about the particular offering. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing vendor’s evaluation process, which means that the evaluated price supplied by the pricing vendor will frequently differ from that transaction price. Securities held by Harbor Money Market Fund are valued at amortized cost, which the Adviser has determined, pursuant to the Board of Trustees’ authorization, approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and the maturity value of the issue over the period to effective maturity.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.
Over-the-counter (“OTC”) financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.
When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.
When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 in the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the fair value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.
If evaluated pricing through a third-party pricing vendor is not available or deemed not to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing securities are not necessarily indicative of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
For fair valuations using significant unobservable inputs, if any, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the year. A table that includes a categorization of investments into Levels 1, 2, or 3, and a summary of significant unobservable inputs used for Level 3 investments, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
Loan Participations and Assignments
Loan participations and loan assignments are direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. A Fund’s investments in loans may be in the form of participation in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled, only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from the agent, it acquires direct rights against the borrower on the loan.
During the year, Harbor High-Yield Bond Fund, Harbor Bond Fund, and Harbor Real Return Fund invested in loan participations and assignments.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Harbor High-Yield Bond Fund entered into unfunded loan commitments during the year, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. The funded portion of these credit agreements are presented on the Portfolio of Investments. Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.
Harbor High-Yield Bond Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of an unfunded loan commitment. In certain circumstances, a Fund that has entered into an unfunded loan commitment may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Fees earned are recorded as a component of interest income on the Statement of Operations.
As of October 31, 2018, Harbor High-Yield Bond Fund had no unfunded loan commitments outstanding.
Inflation-Indexed Bonds
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income even though investors do not receive the principal until maturity.
During the year, Harbor Bond Fund and Harbor Real Return Fund invested in inflation-indexed bonds.
Mortgage-Related and Other Asset-Backed Securities
Mortgage-backed or asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
During the year, Harbor Bond Fund, Harbor Core Bond Fund, and Harbor Real Return Fund invested in mortgage-related or other asset-backed securities.
U.S. Government Securities
U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors are not backed by the full faith and credit of the U.S. government and include the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.
During the year, Harbor Bond Fund, Harbor Core Bond Fund, Harbor Real Return Fund, and Harbor Money Market Fund invested in U.S. government securities.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Forward Commitments and When-Issued Securities
Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if a subadviser deems it appropriate to do so. Each Fund may enter into a forward commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchase and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.
The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s net asset value starting on the date of the agreement to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the fair value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchase and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.
A Fund will purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian, or set aside or restrict in the subadviser’s records or systems relating to the Fund, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian, or set aside or restricted on the subadviser’s records or systems relating to the Fund, while the commitment is outstanding.
During the year, Harbor Bond Fund and Harbor Real Return Fund purchased and sold securities on a forward commitment basis, including “TBA” (to be announced) purchase and sale commitments.
Repurchase Agreements
In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to a Fund to close out the repurchase agreement. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by a Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), a Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, a Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to a Fund. A counterparty’s default may cause a Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
During the year, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Reverse Repurchase Agreements
A reverse repurchase agreement involves the delivery of a portfolio security in exchange for cash by a Fund, coupled with an agreement to repurchase the same or substantially the same security at a specified time and price. Until the security is repurchased, a Fund is obligated to pay interest, based upon market rates of the time of issuance, on the value of the repurchase agreement. While a reverse repurchase agreement is outstanding, a Fund continues to receive principal and interest payments on the underlying security. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties is reflected as a liability on the Statements of Assets and Liabilities. Interest payments based upon the reverse repurchase agreement term made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. To cover its obligations under reverse repurchase agreements, a Fund will segregate cash or liquid securities, which are marked-to-market daily, with a Fund’s custodian, or set aside or restrict assets in the subadviser’s records or systems relating to a Fund, in an amount not less than the repurchase price, including accrued interest, of the underlying security. Reverse repurchase agreements involve the risk that the fair value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the fair value of the securities purchased may decline below the repurchase price of the securities sold. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund.
During the year, Harbor Bond Fund and Harbor Real Return Fund entered into reverse repurchase agreements. The average amount of borrowings outstanding during the year ended October 31, 2018 was $274,974,000 at a weighted average interest rate of 1.840% for the Harbor Bond Fund and $23,073,000 at a weighted average interest rate of 1.950% for the Harbor Real Return Fund. Average debt outstanding and average interest rate during the year is calculated based on calendar days.
A table that includes the remaining maturity period for outstanding reverse repurchase agreements and the type of investment collateral pledged, if any, can be found subsequent to each Fund’s Portfolio of Investments schedule.
Sale-Buybacks
A “sale-buyback” financing transaction consists of a sale of a portfolio security by a Fund to a financial institution (the counterparty) with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement.
The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities.  A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of two components: (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold, and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations.  Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. To cover its obligations under sale-buyback transactions, a Fund will segregate cash or liquid securities, which are marked-to-market daily, with a Fund’s custodian, or set aside or restrict assets in the subadviser’s records or systems relating to a Fund, in an amount not less than the repurchase price, including accrued interest, of the underlying security. Sale-buyback transactions involve the risk that the fair value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the sale-buyback transaction are invested in securities, that the fair value of the securities purchased may decline below the repurchase price of the securities sold. In periods of increased demand for a security, a Fund may receive a fee for use of the security by the counterparty, which may result in additional interest income to a Fund.
During the year, Harbor Bond Fund and Harbor Real Return Fund entered into such financing transactions referred to as sale-buybacks.
The average amount of borrowings outstanding during the year ended October 31, 2018 was $121,119,000 at a weighted average interest rate of 1.688% for the Harbor Bond Fund and $10,848,000 at a weighted average interest rate of 1.570% for the Harbor Real Return Fund. Average debt outstanding and average interest rate during the year is calculated based on calendar days.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
A table that includes the remaining maturity period for outstanding sale-buyback transactions and the type of investment collateral pledged can be found at the end of each Fund’s Portfolio of Investments schedule.
Short Sales
Short-selling obligates a Fund to replace a borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, such Fund is required to pay any accrued interest or dividends to the lender and also may be required to pay a premium. A Fund would realize a gain if the security declines in price between the date of the short sale and the date on which such Fund replaces the borrowed security. A Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until a Fund replaces the borrowed security, subject to pre-arranged exposure levels, it will maintain cash or liquid securities sufficient to cover its short position in a segregated account with the Fund’s custodian or set aside or restricted in the subadviser’s records or systems relating to the Fund. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.
During the year, Harbor Bond Fund and Harbor Real Return Fund engaged in short-selling.
Futures Contracts
A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.
Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market. There is no assurance that a Fund will be able to close out its position when the Fund considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the Fund would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are traded on an exchange and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default.
During the year, Harbor Bond Fund and Harbor Real Return Fund used futures contracts to gain exposure to the fixed income asset class with greater efficiency and lower cost than was possible through direct investment, to add value when these securities were attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates or currency exchange rates.
Options
An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). Purchased call options tend to increase a Fund’s exposure to the underlying instrument. Purchased put options tend to decrease a Fund’s exposure to the underlying instrument.
When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
When a Fund writes an option, it receives a premium. If a written option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.
The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the fair value of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the fair value of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or if the counterparty does not perform under the contract’s terms.
Options on exchange-traded futures contracts are an option contract in which the underlying instrument is a single futures contract. A Fund may write or purchase options on exchange-traded futures contracts in which a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year, Harbor Bond Fund and Harbor Real Return Fund purchased and wrote (sold) option contracts to manage their respective exposure to the bond markets and to fluctuations in interest rates and currency values.
Swap Agreements
A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation or depreciation.
Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of the swap, it is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations. A Fund will only enter into swap agreements with counterparties that meet the minimum credit quality requirements applicable to a Fund and any other appropriate counterparty criteria as determined by a Fund’s subadviser. The minimum credit quality requirements are similar to those applicable to a Fund’s purchase of securities, such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), a Fund could only enter into one of the below referenced transactions with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statements of Assets and Liabilities. Such risks include the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. A Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life or the value of the contract. This risk is typically mitigated by entering into swap agreements with highly-rated counterparties, the existence of a master netting arrangement between a Fund and the counterparty, and the posting of collateral by the counterparty.
Interest Rate Swaps are agreements between counterparties to exchange cash flows or an exchange of commitments to pay or receive interest with respect to the notional amount of principal. Changes in interest rates can have an effect on the value of bond holdings, the amount of interest income earned and the value of the interest rate swaps held.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
During the year, Harbor Bond Fund and Harbor Real Return Fund used interest rate swap agreements to manage their respective exposure to interest rate changes.
Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given percentage applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation or index. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.
The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events may include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index), or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation (or underlying securities comprising an index) or receive a net settlement.
During the year, Harbor Bond Fund and Harbor Real Return Fund used credit default swap agreements as a seller to gain credit exposure to an issuer or to simulate investments in long bond positions that were either unavailable or less attractively priced in the bond market; the Funds used credit default swap agreements as a buyer to provide a measure of protection against defaults of an issuer. The maximum exposure to loss of the notional value as the seller of credit default swaps outstanding at October 31, 2018 for Harbor Bond Fund and Harbor Real Return Fund was $51,208,000 and $234,000, respectively.
Variance Swaps are agreements between counterparties to exchange cash flows based upon the measured variance (or the square of volatility) of a specified underlying asset. One party agrees to exchange a strike price (“Fixed Rate”) for the realized price variance (“Floating Rate”) on the underlying asset with respect to the notional amount.
When a variance swap agreement is originated, the strike price is generally set such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged where the payoff amount is equal to the difference between the final market price of the asset and the strike price multiplied by the notional amount. As a receiver of the Floating Rate, a Fund receives the payoff amount when the final market price is greater than the strike price and owes the payoff amount when the final market price is less than the strike price. As a payer of the Floating Rate, a Fund owes the payoff amount when the final market price is greater than the strike price, and receives the payoff amount when the final market price is less than the strike price.
During the year, Harbor Real Return Fund used variance swap agreements to gain or mitigate exposure to underlying reference assets or securities.
Forward Currency Contracts
A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date.
The forward currency contract is marked-to-market daily and the change in fair value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
During the year, Harbor Bond Fund and Harbor Real Return Fund used forward currency contracts to manage their respective exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions. Harbor Bond Fund and Harbor Real Return Fund entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with forward currency contracts.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Foreign Currency Spot Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days.
The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in fair value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
During the year, Harbor Bond Fund and Harbor Real Return Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, when applicable, are translated into U.S. dollars based on the current exchange rates at year end.
Reported net realized gains and losses on foreign currency transactions, when applicable, represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities, when applicable, are included in the net realized and unrealized gain or loss on investments in the Statements of Operations.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method. Paydown gains and losses on mortgage-backed and asset-backed securities are recognized as a component of interest income. Consent fees relating to corporate actions from investments held are recorded as income upon receipt.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/(loss) if the security has been disposed of by a Fund, or in unrealized gain/(loss) if the security is still held by a Fund.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Custodian
Each Fund has credit balance arrangements with its custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Fund generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the  respective Fund’s accompanying Statement of Operations.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Each Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2015–2017), including all positions expected to be taken upon filing the 2018 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds’ financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
Statement of Cash Flows
U.S. GAAP requires entities providing financial statements that report both a statement of assets and liabilities and a statement of operations to also provide a statement of cash flows for each period for which results of operations are provided. Investment companies that meet certain conditions are exempted from this requirement. One of the conditions that must be satisfied is that the fund have little or no debt outstanding during the year.
Harbor Bond Fund and Harbor Real Return Fund entered into secured financing transactions which resulted in debt being recorded on each Fund’s Statement of Assets and Liabilities. Management has determined that the average level of debt outstanding during the year for Harbor Real Return Fund requires the Fund to present a Statement of Cash Flows.
New Accounting Pronouncements
In August 2018, the Securities and Exchange Commission (“SEC”) issued a final rule on Disclosure Update and Simplification (the “Rule”). The Rule contains amendments to certain financial statements presentation, particularly the presentation of components of net assets in the Statements of Assets and Liabilities and distributions on the Statements of Changes in Net Assets, and eliminates the requirement to disclose accumulated undistributed net investment income or loss on the Statements of Changes

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
in Net Assets. These amendments are part of the SEC’s overall project to improve disclosure effectiveness and are intended to simplify compliance without significantly altering the total mix of information provided to investors. The amended rules are effective for interim and annual reports filed with the SEC on or after November 5, 2018 (the Rule effective date). As of October 31, 2018, the Funds have adopted this Rule.
In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which amends public and private company fair value disclosure requirements. The guidance is the result of the FASB’s test of the principles developed in its disclosure effectiveness project, which is designed to improve the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for all entities for fiscal years and interim periods within those fiscal years beginning after December 15, 2019, however, an entity is permitted to early adopt any removed or modified disclosure and delay adoption of the additional disclosures until their effective date. As of October 31, 2018, the Funds have early adopted ASU 2018-13.
In March 2017, the FASB issued ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities, which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. This ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods, however, early adoption is permitted. The amendments in this ASU should be applied on a modified retrospective basis through a cumulative-effect adjustment directly to retained earnings as of the beginning of the period of adoption. At this time, management is evaluating the implications of these changes on the financial statements.
Note 3—Investment Portfolio Transactions
Investment Portfolio Transactions
Purchases and sales of investments,  other than short-term securities, for each Fund for the year ended October 31, 2018 are as follows:
	Purchases (000s)		Sales (000s)
	U.S. Government	Other	U.S. Government	Other
Harbor Convertible Securities Fund	$ —	$125,945	$ —	$ 107,721
Harbor High-Yield Bond Fund	—	562,758	—	1,112,253
Harbor High-Yield Opportunities Fund	—	110,010	—	36,855
Harbor Bond Fund	20,268,923	932,122	20,170,438	1,093,622
Harbor Core Bond Fund	78,333	30,823	49,742	2,420
Harbor Real Return Fund	602,225	16,425	614,243	16,125

Note 4—FEES AND OTHER Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly-owned subsidiary of ORIX Corporation (“ORIX”). Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Harbor Convertible Securities Fund	0.65% [a]	0.60%
Harbor High-Yield Bond Fund	0.60 [b]	0.53
Harbor High-Yield Opportunities Fund	0.60	0.60
Harbor Bond Fund	0.48 [c]	0.45
Harbor Core Bond Fund	0.34	0.34
Harbor Real Return Fund	0.48	0.48
Harbor Money Market Fund	0.20 [d]	0.14

a	The Adviser has contractually agreed to reduce the management fee to 0.60% through February 29, 2020.
b	The Adviser has contractually agreed to reduce the management fee to 0.508% through February 29, 2020. Prior to March 1, 2018, the Adviser contractually agreed to reduce the management fee to 0.56% through February 28, 2018.
c	The Adviser has contractually agreed to reduce the management fee to 0.43% on assets between $1 billion and $3 billion and to 0.405% on assets over $3 billion through February 29, 2020.
d	The Adviser has contractually agreed to reduce the management fee to 0.18% through February 29, 2020.
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. During the year, the following expense limitation agreements were in effect:
•	Harbor High-Yield Opportunities Fund. For the year November 1, 2017 through October 31, 2018, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.73%, 0.65%, 0.98%, and 1.10% for the Institutional Class, Retirement Class, Administrative Class, and Investor Class, respectively. These contractual expense limitations are effective through February 29, 2020.
•	Harbor Bond Fund. For the period June 1, 2018 through October 31, 2018, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.51%, 0.43%, and 0.76% for the Institutional Class, Retirement Class, and Administrative Class, respectively. These contractual expense limitations are effective through February 29, 2020. For the period November 1, 2017 through May 31, 2018, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.51% and 0.76% for the Institutional Class and Administrative Class, respectively.
•	Harbor Core Bond Fund. For the period June 1, 2018 through October 31, 2018, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.45% and 0.37% for the Institutional Class and Retirement Class, respectively. These contractual expense limitations are effective through February 29, 2020.
•	Harbor Real Return Fund. For the period June 1, 2018 through October 31, 2018, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.52%, 0.44%, and 0.77% for the Institutional Class, Retirement Class, and Administrative Class. These contractual expense limitations are effective through February 29, 2020. For the period March 1, 2018 through May 31, 2018, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.52% and 0.77% for the Institutional Class and Administrative Class, respectively. For the period November 1, 2017 through February 28, 2018, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.54% and 0.79% for the Institutional Class and Administrative Class, respectively.
•	Harbor Money Market Fund. For the year November 1, 2017 through October 31, 2018, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.28% and 0.53% for the Institutional Class and Administrative Class, respectively. These contractual expense limitations are effective through February 29, 2020. For the period December 9, 2009 through November 30, 2017, Harbor Capital voluntarily reimbursed all expenses of Harbor Money Market Fund. Effective December 1, 2017, Harbor Capital began reducing the voluntary expense waiver for Harbor Money Market Fund resulting in annualized expense ratios for the period ended October 31, 2018 of 0.20% and 0.29% for the Institutional Class and Administrative Class, respectively.
All expense limitation agreements include the transfer agent fee waiver discussed in the Transfer Agent note.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Distributor
Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (the “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to the 12b-1 Plan, the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.
Amounts payable by a Fund under the 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statements of Operations.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees
Institutional Class	0.09% of the average daily net assets of all Institutional Class shares
Retirement Class	0.01% of the average daily net assets of all Retirement Class shares
Administrative Class	0.09% of the average daily net assets of all Administrative Class shares
Investor Class	0.21% of the average daily net assets of all Investor Class shares

Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2018. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. Harbor Funds has adopted policies and procedures pursuant to such rule. During the year, the Funds did not enter into any transactions with any other Harbor fund.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 4—FEES AND OTHER Transactions with Affiliates—Continued
Shareholders
On October 31, 2018, Harbor Capital, and its wholly owned subsidiaries, collectively held the following shares of beneficial interest in each of the following Funds:
	Number of Shares Owned by Harbor Capital and Subsidiaries					Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Retirement Class	Total
Harbor Convertible Securities Fund	—	—	—	135,236	135,236	1.2%
Harbor High-Yield Bond Fund	—	—	—	59,508	59,508	0.1
Harbor High-Yield Opportunities Fund	5,204,191	5,204	5,198	14,135	5,228,728	69.5
Harbor Bond Fund	—	—	—	43,007	43,007	0.0
Harbor Core Bond Fund	4,942,130	N/A	N/A	103,183	5,045,314	89.8
Harbor Real Return Fund	—	—	—	14,145	14,145	0.1
Harbor Money Market Fund	59,841,866	25,752	N/A	N/A	59,867,618	45.3
Independent Trustees
The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for the Funds totaled $108,000 for the year ended October 31, 2018.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Accrued expenses – Trustees’ fees and expenses” and “Other assets”, respectively, in the Statements of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
Redemption Fee
A 1% redemption fee is charged on shares of Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, and Harbor High-Yield Opportunities Fund that are redeemed within 90 days from their date of purchase. All redemption fees are recorded by the Fund as paid-in capital. For the year ended October 31, 2018 redemption fee proceeds are as follows:
Amount (000s)
Harbor Convertible Securities Fund	$ 1
Harbor High-Yield Bond Fund	315
Harbor High-Yield Opportunities Fund	—

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION
The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. GAAP. These differences are attributable to permanent book and tax accounting differences that were primarily due to use of equalization. Reclassifications, if any, are made to each Fund’s capital account to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statements of Assets and Liabilities for the year ended October 31, 2018 are as follows:
	Total Distributable Earnings/(Loss) (000s)	Paid-In Capital (000s)
Harbor Convertible Securities Fund	$(649)	$649
Harbor High-Yield Bond Fund	—	—
Harbor High-Yield Opportunities Fund	(2)	2
Harbor Bond Fund	—	—
Harbor Core Bond Fund	(6)	6
Harbor Real Return Fund	—	—
Harbor Money Market Fund	—	—
The tax composition of each Fund’s distributions is as follows:
	As of October 31, 2018			As of October 31, 2017
	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)
Harbor Convertible Securities Fund	$10,828	$—	$10,828	$ 5,268	$—	$ 5,268
Harbor High-Yield Bond Fund	61,411	—	61,411	93,452	—	93,452
Harbor High-Yield Opportunities Fund	2,983	—	2,983	—	—	—
Harbor Bond Fund	72,195	—	72,195	101,905	—	101,905
Harbor Core Bond Fund	463	—	463	—	—	—
Harbor Real Return Fund	4,080	—	4,080	1,594	—	1,594
Harbor Money Market Fund	2,029	—	2,029	1,110	—	1,110
As of October 31, 2018, the components of each Fund’s distributable earnings on a tax basis are as follows:
	Undistributed Ordinary Income (000s)	Undistributed Long-Term Capital Gains (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Harbor Convertible Securities Fund	$ 5,152	$1,520	$ (2,150)
Harbor High-Yield Bond Fund	5,483	—	(20,763)
Harbor High-Yield Opportunities Fund	523	—	(2,623)
Harbor Bond Fund	12,840	—	(88,536)
Harbor Core Bond Fund	197	—	(841)
Harbor Real Return Fund	806	—	(8,228)
Harbor Money Market Fund	44	—	—

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION—Continued
At October 31, 2018, the Funds in the following table had capital loss carryforwards for federal tax purposes which will reduce each Fund’s taxable income arising from future net realized gains on investments to the extent permitted by the Internal Revenue Code. Use of the capital loss carryforwards will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any federal tax liability. The capital loss carryforwards do not expire.
	Capital Loss Carryforward
	Short-Term (000s)	Long- Term (000s)	Total (000s)
Harbor High-Yield Bond Fund	$ 1,561	$67,624	$69,185
Harbor High-Yield Opportunities Fund	1,185	—	1,185
Harbor Bond Fund	35,008	23,853	58,861
Harbor Core Bond Fund	238	—	238
Harbor Real Return Fund	4,809	23,459	28,268
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation at October 31, 2018 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Convertible Securities Fund	$ 119,361	$ 3,153	$ (5,303)	$ (2,150)
Harbor High-Yield Bond Fund*	809,345	6,448	(27,211)	(20,763)
Harbor High-Yield Opportunities Fund*	71,535	197	(2,820)	(2,623)
Harbor Bond Fund*	3,524,873	16,730	(105,266)	(88,536)
Harbor Core Bond Fund*	55,626	10	(851)	(841)
Harbor Real Return Fund*	138,589	1,316	(9,544)	(8,228)
Harbor Money Market Fund	132,020	—	—	—

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.
Note 6—Derivatives
Each Fund’s derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.
Each Fund’s derivative instruments outstanding as of the year ended October 31, 2018, if any, as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations, are indicators of the volume of derivative activity for each Fund.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 6—Derivatives—Continued
Derivative Instruments
At October 31, 2018, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:
HARBOR BOND FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Assets
Unrealized appreciation on open forward currency contracts	$ —	$16,194	$ —	$16,194
Unrealized appreciation on OTC swap agreements[b]	—	—	375	375
Variation margin on centrally cleared swap agreements[a,b]	3,674	—	1,242	4,916
Variation margin on options and futures contracts (futures)[a]	7,794	—	—	7,794
Variation margin on options and futures contracts (options)[a]	19	—	—	19
Purchased options, at value	185	—	—	185
Liabilities
Unrealized depreciation on open forward currency contracts	$ —	$ (7,972)	$ —	$ (7,972)
Variation margin on centrally cleared swap agreements[a,b]	(1,104)	—	(168)	(1,272)
Variation margin on options and futures contracts (futures)[a]	(5,162)	—	—	(5,162)
Variation margin on options and futures contracts (options)[a]	(105)	—	—	(105)
Written options, at value	(296)	(645)	—	(941)
HARBOR REAL RETURN FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Assets
Unrealized appreciation on open forward currency contracts	$ —	$217	$—	$ 217
Unrealized appreciation on OTC swap agreements[b]	—	—	12	12
Variation margin on centrally cleared swap agreements[a,b]	642	—	9	651
Variation margin on options and futures contracts (futures)[a]	227	—	—	227
Liabilities
Unrealized depreciation on open forward currency contracts	$ —	$ (63)	$—	$ (63)
Unrealized depreciation on OTC swap agreements[b]	(135)	—	—	(135)
Variation margin on centrally cleared swap agreements[a,b]	(287)	—	(4)	(291)
Variation margin on options and futures contracts (futures)[a]	(51)	—	—	(51)
Variation margin on options and futures contracts (options)[a]	(2)	—	—	(2)
Written options, at value	(22)	—	(2)	(24)

a	Includes cumulative appreciation/depreciation of contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
b	Net of premiums received of $430,000 and $4,000 for Harbor Bond Fund and Harbor Real Return Fund, respectively.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 6—Derivatives—Continued
Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives, by primary risk exposure, for the year ended October 31, 2018, were:
HARBOR BOND FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$10,714	$ —	$ 10,714
Futures contracts	(20,303)	—	—	(20,303)
Purchased options	(33)	(5)	(5)	(43)
Written options	752	4,016	115	4,883
Swaps agreements	13,942	—	(186)	13,756
Net realized gain/(loss) on derivatives	$ (5,642)	$14,725	$ (76)	$ 9,007

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$(1,097)	$ —	$(1,097)
Futures contracts	8,086	—	—	8,086
Purchased options	2,221	—	—	2,221
Written options	(2,687)	(232)	—	(2,919)
Swaps agreements	(97)	—	468	371
Change in unrealized appreciation/(depreciation) on derivatives	$ 7,523	$(1,329)	$468	$ 6,662
HARBOR REAL RETURN FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$515	$ —	$ 515
Futures contracts	248	—	—	248
Purchased options	(36)	1	—	(35)
Written options	133	9	7	149
Swaps agreements	524	—	(58)	466
Net realized gain/(loss) on derivatives	$869	$525	$(51)	$1,343

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$(15)	$—	$(15)
Futures contracts	(5)	—	—	(5)
Purchased options	34	—	—	34
Written options	(27)	—	—	(27)
Swaps agreements	(2)	—	4	2
Change in unrealized appreciation/(depreciation) on derivatives	$ —	$(15)	$ 4	$(11)
Note 7—OFFSETTING ASSETS AND LIABILITIES
Master Netting Arrangements
As described in further detail below, each Fund may enter into Master Netting Arrangements that govern the terms of certain transactions. Master Netting Arrangements are designed to reduce the counterparty risk associated with relevant transactions by establishing credit protection mechanisms and providing standardization as a means of improving legal certainty. As Master Netting Arrangements are specific to the unique operations of different asset types, they allow a Fund to close out and net its

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 7—OFFSETTING ASSETS AND LIABILITIES—Continued
total exposure to a counterparty in the event of a default with respect to all of the transactions governed under a single agreement with that counterparty. Master Netting Arrangements can also help reduce counterparty risk by specifying collateral posting requirements at pre-arranged exposure levels. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of investments at value (securities) or due from broker. Cash collateral received is not typically held in a segregated account and, as such, is reflected as a liability in the Statements of Assets and Liabilities as due to broker. The fair value of any securities received as collateral is not reflected as a component of net asset value.
For the year ended October 31, 2018, the following Master Netting Arrangements have been entered into by one or more of the Funds:
Master Repurchase Agreements and Global Master Repurchase Agreements, which govern repurchase and reverse repurchase transactions between the Fund and select counterparties. As of October 31, 2018, Harbor Bond Fund and Harbor Real Return Fund had investment exposures subject to the terms of these agreements.
Master Securities Forward Transaction Agreements, which govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. As of October 31, 2018, Harbor Bond Fund and Harbor Real Return Fund had investment exposures subject to the terms of these agreements.
International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes, which govern over-the-counter market traded financial derivative transactions entered into by the Fund and select counterparties. As of October 31, 2018, Harbor Bond Fund and Harbor Real Return Fund had investment exposures subject to the terms of these agreements.
The following is a summary by counterparty of the gross value of material Borrowings and Other Financing Transactions and collateral (received)/pledged as of October 31, 2018:
HARBOR BOND FUND
Counterparty	Payable for Reverse Repurchase Agreements (000s)	Payable for Sale-Buyback Transactions (000s)	Payable for Short Sale (000s)	Total Borrowings and Other Financing Transactions (000s)	Collateral (Received)/ Pledged (000s)	Net Exposure (000s)
Global/Master Repurchase Agreement
Bank of America	$ (21,111)	$ —	$ —	$ (21,111)	$ 21,111	$ —
Bank of Nova Scotia	(75,873)	—	—	(75,873)	75,873	—
Barclays	(2,795)	—	—	(2,795)	2,795	—
Deutsche Bank	(17,751)	—	—	(17,751)	17,751	—
Royal Bank of Canada	(151,610)	—	—	(151,610)	151,610	—
Royal Bank of Scotland	(98,074)	—	—	(98,074)	98,074	—
Master Securities Forward Transactions Agreements
Credit Suisse AG	—	—	(9,665)	(9,665)	—	(9,665)
Barclays Capital Inc.	—	(4,730)	—	(4,730)	—	(4,730)
UBS Securities LLC	—	(33,768)	—	(33,768)	—	(33,768)
Total Borrowings and Other Financing Transactions	$(367,214)	$(38,498)	$(9,665)
HARBOR REAL RETURN FUND
Counterparty	Payable for Reverse Repurchase Agreements (000s)	Payable for Sale-Buyback Transactions (000s)	Payable for Short Sale (000s)	Total Borrowings and Other Financing Transactions (000s)	Collateral (Received)/ Pledged (000s)	Net Exposure (000s)
Global/Master Repurchase Agreement
Royal Bank of Canada	$ (9,471)	$ —	$ —	$ (9,471)	$ 9,471	$ —
Royal Bank of Scotland	(13,703)	—	—	(13,703)	13,703	—

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 7—OFFSETTING ASSETS AND LIABILITIES—Continued
HARBOR REAL RETURN FUND—Continued
Counterparty	Payable for Reverse Repurchase Agreements (000s)	Payable for Sale-Buyback Transactions (000s)	Payable for Short Sale (000s)	Total Borrowings and Other Financing Transactions (000s)	Collateral (Received)/ Pledged (000s)	Net Exposure (000s)
Master Securities Forward Transactions Agreements
Goldman Sachs and Co. LLC	$ —	$ —	$(3,790)	$ (3,790)	$ —	$(3,790)
Barclays Capital Inc.	—	(3,114)		(3,114)	—	(3,114)
BNP Paribas	—	(1,797)	—	(1,797)	—	(1,797)
Total Borrowings and Other Financing Transactions	$(23,174)	$(4,911)	$(3,790)
The following is a summary by counterparty of the value of OTC financial derivative instruments and collateral (received)/pledged as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2018.
HARBOR BOND FUND
	Financial Derivative Assets				Financial Derivative Liabilities				Net Value of OTC Derivatives (000s)	Collateral (Received)/ Pledged* (000s)	Net Exposure (000s)
Counterparty	Forward Currency Contracts (000s)	Purchased Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)	Forward Currency Contracts (000s)	Written Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)
Barclays Bank plc	$ 3,463	$ —	$ —	$ 3,463	$ (488)	$ —	$—	$ (488)	$2,975	$ —	$2,975
BNP Paribas SA	1,145	—	—	1,145	(1,262)	—	—	(1,262)	(117)	—	(117)
Citibank NA	2,378	—	57	2,435	(1,417)	—	—	(1,417)	1,018	(980)	38
Deutsche Bank AG	146	—	—	146	(304)	—	—	(304)	(158)	158	—
Goldman Sachs Bank USA	970	178	—	1,148	(1,040)	(710)	—	(1,750)	(602)	—	(602)
Goldman Sachs International	—	—	43	43	—	—	—	—	43	—	43
HSBC Bank USA	2,316	—	—	2,316	(728)	—	—	(728)	1,588	—	1,588
HSBC Bank USA NA	—	—	36	36	—	(145)	—	(145)	(109)	—	(109)
JP Morgan Chase Bank	1,946	—	—	1,946	(123)	—	—	(123)	1,823	—	1,823
JP Morgan Chase Bank NA	3,133	—	239	3,372	(614)	—	—	(614)	2,758	—	2,758
NatWest Markets Plc	40	—	—	40	—	—	—	—	40	—	40
Société Générale	51	—	—	51	(879)	—	—	(879)	(828)	561	(267)
UBS AG	606	—	—	606	(1,117)	—	—	(1,117)	(511)	511	—
Total Over-the-Counter Exposure	$16,194	$178	$375	$16,747	$(7,972)	$(855)	$—	$(8,827)

*	Of the total collateral received and/or pledged listed in the table above, no cash has been received as collateral.
HARBOR REAL RETURN FUND
	Financial Derivative Assets				Financial Derivative Liabilities				Net Value of OTC Derivatives (000s)	Collateral (Received)/ Pledged* (000s)	Net Exposure (000s)
Counterparty	Forward Currency Contracts (000s)	Purchased Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)	Forward Currency Contracts (000s)	Written Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)
Barclays Bank plc	$ 3	$—	$—	$ 3	$ —	$ —	$ —	$ —	$ 3	$—	$ 3
BNP Paribas SA	39	—	—	39	(7)	—	—	(7)	32	—	32
Citibank NA	39	—	—	39	(30)	(8)	—	(38)	1	—	1
Credit Suisse International	1	—	—	1	—	—	—	—	1	—	1
Deutsche Bank AG	—	—	—	—	(4)	—	(32)	(36)	(36)	—	(36)
Goldman Sachs Bank USA	—	—	—	—	—	(2)	—	(2)	(2)	—	(2)
Goldman Sachs International	—	—	12	12	—	—	—	—	12	—	12
HSBC Bank USA	39	—	—	39	(9)	—	—	(9)	30	—	30
JP Morgan Chase Bank NA	89	—	—	89	(1)	(2)	—	(3)	86	—	86

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 7—OFFSETTING ASSETS AND LIABILITIES—Continued
HARBOR REAL RETURN FUND—Continued
	Financial Derivative Assets				Financial Derivative Liabilities				Net Value of OTC Derivatives (000s)	Collateral (Received)/ Pledged* (000s)	Net Exposure (000s)
Counterparty	Forward Currency Contracts (000s)	Purchased Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)	Forward Currency Contracts (000s)	Written Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)
Morgan Stanley Capital Services LLC	$ —	$—	$—	$ —	$ —	$ (9)	$(103)	$(112)	$(112)	$—	$(112)
Société Générale	7	—	—	7	(7)	—	—	(7)	—	—	—
UBS AG	—	—	—	—	(5)	—	—	(5)	(5)	—	(5)
Total Over-the-Counter Exposure	$217	$—	$ 12	$229	$(63)	$(21)	$(135)	$(219)

*	Of the total collateral received and/or pledged listed in the table above, no cash has been received as collateral.
Exchange traded and centrally cleared derivatives are not subject to master netting or similar arrangements.
Note 8—Subsequent Events
Through the date the financial statements were issued, there were no subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.

Harbor Fixed Income Funds
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Harbor Funds
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor High-Yield Opportunities Fund, Harbor Bond Fund, Harbor Core Bond Fund, Harbor Real Return Fund and Harbor Money Market Fund (collectively referred to as the “Funds”), (seven of the funds constituting the Harbor Funds (the “Trust”)), including the portfolios of investments, as of October 31, 2018, and the related statements of operations, cash flows (Harbor Real Return Fund only) and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds, (seven of the funds constituting the Harbor Funds), at October 31, 2018, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund comprising the Harbor Funds	Statement of operations	Statement of changes in net assets	Financial highlights
Harbor Convertible Securities Fund Harbor High-Yield Bond Fund Harbor Bond Fund Harbor Real Return Fund Harbor Money Market Fund	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the five years in the period ended October 31, 2018
Harbor High-Yield Opportunities Fund	For the period from November 1, 2017 (inception) through October 31, 2018
Harbor Core Bond Fund	For the period from June 1, 2018 (inception) through October 31, 2018
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Harbor Funds investment companies since 2000.
Chicago, Illinois
December 19, 2018

Harbor Fixed Income Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2018 through October 31, 2018.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018
Harbor Convertible Securities Fund
Institutional Class	0.76%
Actual		$3.84	$1,000	$1,007.73
Hypothetical (5% return)		3.87	1,000	1,021.28
Retirement Class	0.69%
Actual		$3.49	$1,000	$1,007.13
Hypothetical (5% return)		3.52	1,000	1,021.64
Administrative Class	1.01%
Actual		$5.10	$1,000	$1,003.60
Hypothetical (5% return)		5.14	1,000	1,019.99
Investor Class	1.13%
Actual		$5.71	$1,000	$1,004.96
Hypothetical (5% return)		5.75	1,000	1,019.37

Harbor Fixed Income Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018
Harbor High-Yield Bond Fund
Institutional Class	0.62%
Actual		$3.14	$1,000	$1,007.29
Hypothetical (5% return)		3.16	1,000	1,022.00
Retirement Class	0.53%
Actual		$2.68	$1,000	$1,008.75
Hypothetical (5% return)		2.70	1,000	1,022.47
Administrative Class	0.86%
Actual		$4.35	$1,000	$1,005.88
Hypothetical (5% return)		4.38	1,000	1,020.76
Investor Class	0.98%
Actual		$4.96	$1,000	$1,006.46
Hypothetical (5% return)		4.99	1,000	1,020.14
Harbor High-Yield Opportunities Fund
Institutional Class	0.73%
Actual		$3.69	$1,000	$1,004.60
Hypothetical (5% return)		3.72	1,000	1,021.43
Retirement Class	0.65%
Actual		$3.29	$1,000	$1,004.97
Hypothetical (5% return)		3.31	1,000	1,021.85
Administrative Class	0.98%
Actual		$4.35	$1,000	$1,003.35
Hypothetical (5% return)		4.99	1,000	1,020.14
Investor Class	1.10%
Actual		$5.56	$1,000	$1,002.82
Hypothetical (5% return)		5.60	1,000	1,019.52
Harbor Bond Fund
Institutional Class	0.80%
Actual		$4.04	$1,000	$1,004.11
Hypothetical (5% return)		4.08	1,000	1,021.07
Retirement Class	1.06%
Actual***		$4.45	$1,000	$1,003.62
Hypothetical (5% return)		5.40	1,000	1,014.33
Administrative Class	1.06%
Actual		$5.35	$1,000	$1,002.84
Hypothetical (5% return)		5.40	1,000	1,019.73
Harbor Core Bond Fund
Institutional Class	0.45%
Actual***		$1.88	$1,000	$ 992.46
Hypothetical (5% return)		2.29	1,000	1,022.88
Retirement Class	0.37%
Actual***		$1.54	$1,000	$ 992.69
Hypothetical (5% return)		1.89	1,000	1,023.29

Harbor Fixed Income Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018
Harbor Real Return Fund
Institutional Class	1.16%
Actual		$5.80	$1,000	$ 983.09
Hypothetical (5% return)		5.90	1,000	1,019.21
Retirement Class	0.96%
Actual***		$3.98	$1,000	$ 982.57
Hypothetical (5% return)		4.89	1,000	1,015.36
Administrative Class	1.37%
Actual		$6.85	$1,000	$ 981.96
Hypothetical (5% return)		6.97	1,000	1,018.13
Harbor Money Market Fund
Institutional Class	0.20%
Actual		$1.01	$1,000	$1,008.33
Hypothetical (5% return)		1.02	1,000	1,024.17
Administrative Class	0.29%
Actual		$1.47	$1,000	$1,007.61
Hypothetical (5% return)		1.48	1,000	1,023.71

*	Reflective of all fee waivers and expense reimbursements
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
***	Class has less than six months of operating history. Expenses are equal to the Class' annualized net expense ratio, multiplied by the average account value over the period, multiplied by 153/365 (to reflect the period since the commencement of operations). The expense amounts reported under Hypothetical (5% return) are not comparable to the amounts reported using actual fund return.

Harbor Fixed Income Funds
Additional Information (Unaudited)

Additional Tax Information
The Funds designate the following portions of their distributions from investment company taxable income for the fiscal year ended October 31, 2018 as qualifying for the dividends received deduction for corporate shareholders.
Percentage of Distribution
Harbor Convertible Securities Fund	4%
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the fiscal year ended October 31, 2018:
Amount (000s)
Harbor Convertible Securities Fund	$130
For the fiscal year ended October 31, 2018, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2018, complete information will be reported in conjunction with Form 1099-DIV.
Shareholders who own shares through a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2018 will receive a Form 1099-DIV in January 2019 that will show the tax character of those distributions.
Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on Harbor Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
Harbor Funds files a complete portfolio of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on Harbor Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov.
ADVISORY AGREEMENT APPROVALS
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT OF HARBOR COre bond fund
Background
The Investment Company Act of 1940, as amended, requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees (the “Board” or the “Trustees”), including a majority of the Independent Trustees voting separately.

Harbor Fixed Income Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
At an in-person meeting of the Board of Trustees held on February 18, 19 and 20, 2018 (the “Meeting”), the Board, including the Independent Trustees voting separately, considered and approved an Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to the series of Harbor Funds (the “Adviser”), and a Subadvisory Agreement with Income Research + Management (“IR+M” or the “Subadviser”) with respect to Harbor Core Bond Fund (the “Fund”), a newly formed series of Harbor Funds.
In evaluating the Investment Advisory Agreement and the Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and the Subadviser, including information about their respective affiliates, personnel, and operations, and also relied upon their knowledge of the Adviser resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. In connection with the Meeting, which had been called for the purpose of considering the Investment Advisory Agreement and Subadvisory Agreement, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to the services to be rendered by the Adviser and Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for the Fund, (ii) monitor and oversee the performance and investment capabilities of the Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.
At the Meeting, the Trustees, including the Independent Trustees voting separately, determined, in the exercise of their business judgment, that the terms of the Investment Advisory Agreement and the Subadvisory Agreement with respect to Harbor Core Bond Fund were fair and reasonable and approved the Investment Advisory Agreement and the Subadvisory Agreement for an initial two-year term as being in the best interests of the Fund and its future shareholders.
In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or the Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Harbor Funds.
Specific Factors
In considering the approval of the Fund’s proposed Investment Advisory Agreement and Subadvisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
Among the factors considered by the Trustees in approving the new Investment Advisory Agreement and Subadvisory Agreement were the following:
•	the nature, extent, and quality of the services expected to be provided by the Adviser and IR+M, including the background, education, expertise and experience of the investment professionals of the Adviser and IR+M to provide services to the Fund;
•	the favorable history, reputation, qualifications and background of the Adviser and IR+M, as well as the qualifications of their personnel;
•	the fees proposed to be charged by the Adviser and IR+M for investment advisory and subadvisory services, respectively, including the portion of the fee to be retained by the Adviser, after payment of IR+M’s fee, for investment advisory and related services’ including investment, business, legal, compliance, financial and administrative services, that the Adviser would provide;
•	the proposed fees and expense ratios of the Fund relative to the fees and expense ratios of similar investment companies;
•	the investment performance of IR+M in managing other accounts in a style similar to the style to be utilized in managing the Fund relative to the performance of a benchmark index;
•	information received at regular meetings throughout the year related to services rendered by the Adviser;
•	the compensation to be received by Harbor Services Group Inc. (“Harbor Services Group”), the Fund’s transfer agent, in consideration of the services it would provide to the Fund;
•	any “fall out” benefits that might inure to the Adviser and its affiliates as a result of their relationship with the Fund;
•	information received at regular meetings throughout the year related to the Adviser’s profitability;
•	the expected profitability of the Adviser with respect to the Fund, including the effect of revenues of Harbor Services Group on such profitability; and

Harbor Fixed Income Funds
Additional Information—Continued

ADVISORY AGREEMENT APPROVALS—Continued
•	the extent to which economies of scale might be realized as the Fund grows, and the extent to which the Fund’s proposed advisory fee level reflects any economies of scale for the benefit of fund investors.
Nature, Extent, and Quality of Services
In discussing the nature, extent, and quality of the services to be provided by the Adviser, the reasonableness of the overall compensation provided under the proposed Investment Advisory Agreement and other considerations, the Trustees considered the Adviser’s ability, consistent with the manager-of-managers structure of Harbor Funds, to identify and recommend to the Trustees quality subadvisers for the Funds, to monitor and oversee the performance and investment capabilities of each subadviser, and to recommend the replacement of a subadviser when appropriate. The Trustees specifically considered the Adviser’s history as a manager-of-managers, including its history of replacing subadvisers for particular Funds in circumstances in which the Board and the Adviser had determined that a change in subadviser was in the best interests of a Fund and its shareholders, whether as a result of (i) long-term underperformance not explained by market conditions or market cycles relative to the subadviser’s investment style, (ii) prolonged style inconsistency, (iii) material adverse changes in management or personnel, or (iv) other factors, such as if the Adviser were to identify another subadviser believed to better serve the shareholders than the existing subadviser.
The Board evaluated the nature, extent, and quality of the Adviser’s proposed services in light of the Board’s actual experience with the Adviser, as well as materials provided by the Adviser concerning the financial and other resources devoted by the Adviser to the Funds generally, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to the Funds’ operations. The Trustees determined that the Adviser has the expertise and resources to identify, select, oversee and monitor subadvisers and to operate effectively as the manager-of-managers for the Fund.
In discussing the nature and quality of the services to be provided by IR+M, the Trustees considered the collective expertise and experience of the professionals at IR+M and the favorable record they had generated in the intermediate-term fixed income asset class. The Trustees also noted the experience of the proposed portfolio managers of the Fund in this asset class and the favorable record generated by them at IR+M. In considering IR+M’s performance, the Trustees noted that IR+M’s record in its core bond strategy was favorable compared to its benchmark and peers.
Advisory Fees and Expense Ratios
The Trustees observed that the data available concerning comparative fees and expense ratios showed that the Fund’s proposed advisory fee was below the median and average management fees of the peer group of funds presented to the Board for comparison purposes using Morningstar data. The Trustees also reviewed and determined to be reasonable, in relation to the services provided by each party, the split between the advisory fee paid to Harbor Capital and the subadvisory fee paid to IR+M and specifically the net advisory fee retained by the Adviser at various asset levels.
It was further noted that the Fund’s proposed Retirement Class and Institutional Class net expense ratios were below the average and median expense ratios of the peer group of funds presented to the Board for comparison purposes using Morningstar data. The Trustees observed that the differential in expenses of the Retirement Class would be comprised solely of lower transfer agent service fees which would be at a low level given the more limited shareholder base that can invest in this share class and the fact that this share class permits shareholders to invest only through intermediaries unless a shareholder has an individual account with a value of $1 million or greater.
Profitability
The Trustees also noted that the Adviser expected to operate the Fund initially at a loss (and had agreed to reduce or waive a portion of its advisory fee and/or absorb fund expenses while paying IR+M its fee and/or paying or reimbursing fund expenses).
Economies of Scale
The Trustees also concluded that breakpoints in the Fund’s advisory fee were not necessary at the present time in light of, among other things, the Adviser’s forward-looking approach to setting the contractual advisory fee, its absorbing fund expenses during the initial period of the Fund’s operations while paying IR+M its full subadvisory fee and the uncertainty surrounding the aspects of the Fund’s future asset growth. It was agreed, however, that the Board would consider the issue of breakpoints in the Fund’s advisory fee schedule at least annually after the initial two-year contract term as part of its annual investment contract review process for all of the Funds.

Harbor Fixed Income Funds
Additional Information—Continued

Trustees and Officers
As of December 2018
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
Harbor Funds' Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (55) Trustee	Since 2014	Chairman (2015-Present) and Trustee (2011-2015), Rare (conservation nonprofit); Trustee, Berkshire School (2014-Present); Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc., (publicly traded investment management firm).	32	None
Raymond J. Ball (74) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	32	None
Donna J. Dean (67) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present).	32	None
Joseph L. Dowling III (54) Trustee	Since 2017	Chief Investment Officer, Brown University (2013-Present); Advisory Board Member, Stage Point Capital (private mortgage specialist) (2016-2017); Advisory Board Member, Harbor Funds (2016-2017); and Founder and Managing Member, Narragansett Asset Management (private investment management firm) (1998-2013).	32	Director of Integrated Electrical Services (2011-Present).
Randall A. Hack (71) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-2016); Advisory Director of Berkshire Partners (private equity firm) (2002-2013); Founder and Senior Managing Director of Nassau Capital, LLC (private investment firm, investing solely on behalf of the Princeton Endowment) (1995-2001); and President of The Princeton University Investment Company (1990-1994).	32	None
Robert Kasdin (60) Trustee	Since 2014	Senior Vice President and Chief Operating Officer (2015-Present) and Chief Financial Officer (2018-Present), Johns Hopkins Medicine; Senior Executive Vice President, Columbia University (2002-2015); Trustee and Member of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); Director and Executive Committee Member, The Y in Central Maryland (2018-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	32	Director of Noranda Aluminum Holdings Corporation (2007-2014); and Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).

Harbor Fixed Income Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES—Continued
Kathryn L. Quirk (66) Trustee	Since 2017	Retired; Vice President, Senior Compliance Officer and Head, U.S. Regulatory Compliance, Goldman Sachs Asset Management (2013-2017); Deputy Chief Legal Officer, Asset Management, and Vice President and Corporate Counsel, Prudential Insurance Company of America (2010-2012); Co-Chief Legal Officer, Prudential Investment Management, Inc., and Chief Legal Officer, Prudential Investments and Prudential Mutual Funds (2008-2012); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America, and Chief Legal Officer, Prudential Investments (2005-2008); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America (2004-2005); Member, Management Committee (2000-2002), General Counsel and Chief Compliance Officer, Zurich Scudder Investments, Inc. (1997-2002).	32	None
Ann M. Spruill (64) Trustee	Since 2014	Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	32	None
INTERESTED TRUSTEE
Charles F. McCain (49)* Chairman, Trustee and President	Since 2017	Chief Executive Officer (2017-Present), Director (2007-Present), President and Chief Operating Officer (2017), Executive Vice President and General Counsel (2004-2017), and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-2017), Harbor Services Group, Inc.; and Chief Executive Officer (2017-Present), Director (2007-Present), Chief Compliance Officer and Executive Vice President (2007-2017), Harbor Funds Distributors, Inc.	32	None

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Erik D. Ojala (43) Chief Compliance Officer	Since 2017	Executive Vice President and General Counsel (2017-Present) and Secretary (2010-Present); Senior Vice President and Associate General Counsel (2007-2017), Harbor Capital Advisors, Inc.; Director, Executive Vice President and Chief Compliance Officer (2017-Present), Harbor Funds Distributors, Inc.; and Director (2017-Present) and Assistant Secretary (2014-Present), Harbor Services Group, Inc.
Anmarie S. Kolinski (47) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present), Harbor Funds Distributors, Inc.
Brian L. Collins (50) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.
Charles P. Ragusa (59) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present) and OFAC Officer (2015-Present), Harbor Funds Distributors, Inc.
Diana R. Podgorny (39) Secretary	Since 2018	Vice President and Assistant General Counsel, Harbor Capital Advisors, Inc. (2017-Present); Vice President and Counsel, AMG Funds LLC (2016-2017); and Vice President and Counsel, Aston Asset Management, LLC (2010-2016).

Harbor Fixed Income Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**—Continued
Jodie L. Crotteau (46) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Chief Compliance Officer and Secretary (2017-present) and Assistant Secretary (2015-2016), Harbor Services Group, Inc.; Assistant Secretary (2016-present), Harbor Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); and Vice President, Grosvenor Capital Management, L.P. (2010-2014).
Lana M. Lewandowski (39) AML Compliance Officer and Assistant Secretary	Since 2017	Legal & Compliance Manager (2016-Present) and Legal Specialist (2012-2015), Harbor Capital Advisors, Inc.
Lora A. Kmieciak (54) Assistant Treasurer	Since 2017	Senior Vice President – Fund Administration and Analysis (2017-Present) and Senior Vice President - Business Analysis (2015-2017), Harbor Capital Advisors, Inc.; and Assurance Executive Director (1999-2015), Ernst & Young LLP.
John M. Paral (50) Assistant Treasurer	Since 2013	Director of Fund Administration and Analysis (2017-Present), Vice President (2012-Present) and Financial Reporting Manager (2007-2017), Harbor Capital Advisors, Inc.

[1]	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. McCain is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement (“Privacy Statement”) is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. (collectively, “Harbor” “we” or “us”). The measures described in this Privacy Statement reflect the commitments we make to protect the privacy of your personal information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
In the course of providing products and services, we collect personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties, including when you contact Shareholder Services or establish an account with us. This Privacy Statement applies to personal information we collect from those sources unless we inform you otherwise.
The personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, bank account information, location data (depending on your app settings and device permissions), and other information voluntarily provided by you.
We may also collect certain information automatically when you visit us through our website or a mobile application. For example, we may collect technical and navigational information, such as computer browser type, device type, device ID, Internet protocol address, pages visited average time spent on our website and searches performed on our website. We may use this information to alert you to software compatibility issues; to provide you with or improve or websites, applications, products or services; or to provide you with content that may be of interest to you. We use your IP address to help diagnose problems with our server and to administer our website. Your IP address is also used to gather broad demographic information. This information will be used for internal purposes only. We also collect information in the form of log files that record website and app activity and gather statistics about your browsing habits. These entries are generated automatically, and help us to troubleshoot errors, improve performance and maintain the security of our sites and apps. We use “cookies” and similar files that may be placed on your computer or device for security purposes, to facilitate site navigation and to personalize the appearance of our site. We provide more information regarding cookies and other tracking technologies below.
In addition, we may receive personal information about you that you authorize third parties to provide to us. We also may obtain personal information from third-party service providers to verify your identity, to prevent fraud, or to help us identify products and services that may be of interest to you.
The personal information we collect about you may be transferred to or stored by us or our service providers in the United States or elsewhere, as permitted by law.
If you do not wish to provide personal information to us, we may be unable to provide certain products or services to you.

Information Sharing
We disclose personal information with affiliated and non-affiliated parties: (1) as permitted or required by law or regulation; (2) if we believe that is necessary to: comply with applicable laws, regulations, or industry requirements; respond to requests from a legal, regulatory, or governmental authority; enforce legal terms; detect and resolve any fraud or security concerns, and protect the rights, property, and safety of us, our users, or others; (3) in the event of a merger, acquisition or sale of all or substantially all of our assets; or (4) as otherwise described in this Privacy Statement.
Personal information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services (including, without limitation, completing transactions), such as custodians, transfer agents, broker-dealers and marketing service firms (to support our marketing to you), as well as with other financial institutions. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than those purposes described in this Privacy Statement or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Harbor’s Privacy Statement—Continued

Security
We maintain physical, electronic and procedural safeguards designed to protect your personal information; however, please be aware that no data security measures can guarantee 100% security.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, two-factor authentication, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at .

Linking to
Third Parties
When you visit our website and leave to go to another linked site, we are not responsible for the content or availability of the linked site. Please be advised that if you enter into a transaction on the third-party site, we do not represent either the third party or you. Further, the privacy and security policies of the linked site may differ from those practiced by us.

Cookies and Other Technologies
A cookie is a small text file that is stored on your computer, tablet, or device when you visit a website or a mobile application. Cookies usually store small bits of information about you and what you do on that site or application, which are then used to improve your browsing experience. Some cookies are only used during a single visit, while others are saved on your device until your next visit. Harbor Funds and our third-party providers use both types of cookies to make your visits more productive.
If you are concerned about cookies, they can be blocked from your device, or you can set your browser to notify you when they are being used. Use the Help feature of your browser to learn how.
Our website, mobile application, and e-mails may use a web beacon. A web beacon helps to measure usage and activity and reports that activity back to the system providers. In some cases, a web beacon triggers the placement of a cookie on your device.
We and our service providers use web beacons and cookies to determine things like if and when you open our e-mails, what type of device, operating system, e-mail program, or web browser you are using, your IP address, and what links you click within our site or e-mail. These things enable us to gauge the effectiveness, relevance, and value of our content and communications.
We use Google Analytics (which uses a web beacon) to collect information about use of our website and mobile application. For more information on opting out of being tracked by Google Analytics, visit https://tools.google.com/dlpage/gaoptout. We also use Lucky Orange to collect information about how visitors interact with the content on our public website and mobile application pages. Lucky Orange does not track actions or behavior within the password-protected online account access systems. For more information about Lucky Orange, including how to opt out, please visit: https://www.luckyorange.com/privacy.php.

Do Not Track
Our third-party vendors may collect information about users across our website. We do not currently have the capability to respond to a web browser that does not track signals or other mechanisms that provide you with the ability to exercise choice regarding the collection of this information.

Changes to this
Privacy Statement
We reserve the right to change or revise this Privacy Statement at any time to reflect changes in the law or our data collection and use practices. New updates to the Privacy Statement will be posted to our website and are include in Harbor Funds’ annual reports to shareholders. Privacy Statement changes will apply to the information collected from the date we post our revised Privacy Statement, as well as to existing information we hold.

Contact Us
If you have any questions or concerns about how we maintain the privacy of your personal information or if you would like to update your personal information on file, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time. You may also write to us at the following postal address:
Harbor Funds
c/o Harbor Services Group, Inc.
PO Box 804660
Chicago, IL 60680-4108
We recommend that you read and retain this notice for your personal files.
Last Updated: December 2018

Benchmark Descriptions

Bloomberg Barclays U.S. Aggregate Bond Index—The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Barclays U.S. TIPS Index—The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. Convertible Ex Mandatory Index—The ICE BofAML U.S. Convertible Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. 3-Month Treasury Bill Index—The ICE BofAML U.S. 3-Month Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
ICE BofAML U.S. High Yield Index (H0A0)—The ICE BofAML U.S. High Yield Index (H0A0) is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. Non-Distressed High Yield Index—The ICE BofAML U.S. Non-Distressed High Yield Index is a subset of the ICE BofAML U.S. High Yield Index (H0A0) including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World (ND) Index—The MSCI All Country World (ND) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S. (ND) Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major developed markets, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE Small Cap (ND) Index—The MSCI EAFE Small Cap (ND) Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current

Benchmark Descriptions—Continued

index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Index—The Russell Midcap® Index is an unmanaged index generally representative of the U.S. market for medium capitalization stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Frank Russell Company.
S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Joseph L. Dowling, III
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Ann M. Spruill
Trustee
Erik D. Ojala
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Brian L. Collins
Vice President
Charles P. Ragusa
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Custodian
State Street Bank and Trust Company
State Street Financial Center
1 Lincoln Street
Boston, MA 02111-2900
FD.AR.FI.1018

Annual Report
October 31, 2018
Target Retirement Funds

Institutional Class
Harbor Target Retirement Income Fund	HARAX
Harbor Target Retirement 2015 Fund	HARGX
Harbor Target Retirement 2020 Fund	HARJX
Harbor Target Retirement 2025 Fund	HARMX
Harbor Target Retirement 2030 Fund	HARPX
Harbor Target Retirement 2035 Fund	HARUX
Harbor Target Retirement 2040 Fund	HARYX
Harbor Target Retirement 2045 Fund	HACCX
Harbor Target Retirement 2050 Fund	HAFFX
Harbor Target Retirement 2055 Fund	HATRX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (harborfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with Harbor Funds, by calling 800-422-1050.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary (such as a broker-dealer or bank), you can contact your financial intermediary to request that you continue to receive paper copies of the Funds’ shareholder reports. If you invest directly, you can call 800-422-1050 to request that you continue to receive paper copies of the Funds’ shareholder reports. Your election to receive reports in paper will apply to all Harbor Funds held in your account.

This document must be preceded or accompanied by a Prospectus.

Letter from the Chairman

Charles F. McCain Chairman
Dear Fellow Shareholder:
The Harbor Target Retirement Funds invest in a diversified portfolio of Harbor equity and fixed income funds. In the fiscal year ended October 31, 2018, most equity funds posted positive returns while most fixed income funds had negative returns.
Although an escalation in global trade tensions unsettled U.S. equity markets early in the fiscal year, the positive momentum set by corporate earnings and encouraging economic data proved strong enough to offset such concerns. In the third calendar quarter of 2018, U.S. companies reported the eighth consecutive quarter of earnings growth across all S&P 500 sectors, propelling broad U.S. equity indexes to multiple all-time highs. In October, the U.S. stock market experienced a pullback amid increased volatility, offsetting some of the fiscal year’s gains. The Russell 3000® Index, a measure of the broad U.S. stock market, had a return of 6.60% for the fiscal year ended October 31, 2018.
International stock markets rose early in the fiscal year, supported by strong global economic data, before falling quite sharply in response to fears of higher interest rates, rising inflation, and a significant drop in price of stocks in the Information Technology sector. As the fiscal year progressed, the U.S. Dollar strengthened against other currencies, including the Euro, the Japanese Yen and the British Pound, which pressured international equity market performance. The MSCI All Country World Ex. U.S. (ND) Index, a measure of the equity markets outside the U.S., had a return of -8.24%.
Fixed income markets in the aggregate posted modest declines for the fiscal year, in an environment of rising interest rates and increased volatility in financial markets generally. The Bloomberg Barclays U.S. Aggregate Bond Index, a diversified benchmark of U.S. investment grade bonds, returned -2.05% for the fiscal year, whereas the ICE BofAML U.S. Non-Distressed High Yield Index had a return of 0.76%.
Comments by the portfolio managers of the Harbor Target Retirement Funds can be found in the Managers’ Commentary section of this report. As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including those in Harbor Funds.
	Returns For Periods Ended October 31, 2018
		Annualized
Domestic Equities	1 Year	5 Years	10 Years	30 Years
Russell 3000® (entire U.S. stock market)	6.60%	10.81%	13.35%	10.28%
S&P 500 (large cap stocks)	7.35	11.34	13.24	10.25
Russell Midcap® (mid cap stocks)	2.79	8.97	14.20	11.44
Russell 2000® (small cap stocks)	1.85	8.01	12.44	9.64
Russell 3000® Growth (growth stocks)	10.20	13.06	15.34	10.13
Russell 3000® Value (value stocks)	2.78	8.50	11.28	10.05
International & Global
MSCI EAFE (ND) (foreign stocks)	-6.85%	2.02%	6.89%	4.59%
MSCI EAFE Small Cap (ND) (foreign small cap stocks)	-7.81	5.16	11.56	N/A
MSCI World (ND) (global stocks)	1.16	6.81	10.02	6.83
MSCI All Country World Ex. U.S. (ND) (foreign stocks)	-8.24	1.63	6.92	N/A
MSCI Emerging Markets (ND) (emerging market stocks)	-12.52	0.78	7.84	N/A
Fixed Income
ICE BofAML U.S. Non-Distressed High Yield (domestic high-yield bonds)	0.76%	4.79%	9.32%	N/A
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	-2.05	1.83	3.94	5.97%
Bloomberg Barclays U.S. TIPS (domestic inflation-linked bonds)	-1.24	0.97	4.11	N/A
ICE BofAML U.S. 3-Month Treasury Bill (proxy for money market returns)	1.68	0.55	0.35	3.18
assessing your long-term investment plan
As the end of the calendar year approaches, it may be a good time to evaluate your financial goals and your investments. We always encourage shareholders to take a long-term perspective with all of their investments. While past performance is never a guarantee of future results, over the long term, the returns of equities and debt securities have historically helped many investors achieve their financial objectives. We encourage all investors to maintain a diversified portfolio of equities, debt and cash in an allocation consistent with their long-term financial goals and comfort with risk.
Harbor Funds offers a variety of equity and fixed income funds to help you achieve your financial goals.
Thank you for investing with Harbor Funds.
December 19, 2018

Charles F. McCain
Chairman
1

Harbor Target Retirement Funds
Managers' Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since Inception
Paul C. Herbert, CFA, CAIA
Since Inception
Linda M. Molenda
Since Inception
Harbor Capital has managed the Funds since inception.
Market Review
Fiscal year 2018 featured challenging market conditions. U.S. equity markets finished the 12-month period ended October 31, 2018 comfortably higher, but not without bouts of heightened volatility and pronounced drawdowns during the year. Non-U.S. equity markets continued to lag their U.S. counterparts, declining for the year. Fixed-income market segments delivered small absolute returns or losses.
As mentioned, stocks of U.S. companies were bright spots during the fiscal period. The Russell 3000® Index, measuring U.S. equity performance, gained 6.60%. Within the S&P 500 Index, a broad gauge of U.S. large-cap equity performance, nine of 11 economic sectors delivered positive returns over the 12-month period. Information Technology and Consumer Discretionary stocks registered the highest returns (16.77% and 15.69%, respectively). The Materials sector was the worst performer, declining by 9.35%. Communication Services, a new sector as of September 2018, made up of former Consumer Discretionary, Information Technology, and Telecommunications Services names, gained 6.20%. More broadly within U.S. markets, large-cap stocks led small-cap stocks and growth stocks continued to outperform value stocks.
The picture was less rosy outside of U.S. equities. The MSCI EAFE (ND) Index, a benchmark of large- and mid-cap stocks from across 21 developed markets, declined by 6.85% for the fiscal year ended October 31, 2018. Within the MSCI EAFE (ND) Index, nine economic sectors declined during the period. Financials (-12.17%) and Communications Services (-10.02%) lost the most, while Energy (10.67%) was a standout in the positive direction. Four of the five largest countries in the MSCI EAFE (ND) Index—Japan, the United Kingdom, France, and Germany—also ended the period in the red. Emerging markets stocks performed more poorly, with the MSCI Emerging Markets (ND) Index dropping in value by 12.52%.
Bonds also slumped during the fiscal year. The Bloomberg Barclays U.S. Aggregate Bond Index, an index of investment grade bonds, fell by 2.05%. Each of the Bloomberg Barclays U.S. Aggregate Bond Index’s broad sectors—Government, Credit, and Securitized—declined in value during the 12-month period. The ICE BofAML U.S. High Yield Index (H0A0), an index of below-investment-grade bonds, finished the year with a relatively better showing of 0.86%.
Short-term investments posted small absolute gains. The ICE BofAML U.S. 3-Month Treasury Bill Index gained 1.68%.
Performance
The Harbor Target Retirement Funds, which provide exposure to equity, fixed income, and short-term investments markets, delivered small losses for the 12-month period ended October 31, 2018. On an absolute basis, the Funds with larger weightings in fixed-income and short-term investments, such as Harbor Target Retirement Income Fund, Harbor Target Retirement 2015 Fund, and Harbor Target Retirement 2020 Fund, had narrower declines, while the Funds with heavier equity weightings dropped by greater amounts. The Funds’ returns for the 12-month period appear in an accompanying table.
The Funds’ performance is also compared to their respective Composite Indices. Though the nearer dated Funds have outperformed their respective Composite Indices since inception, each of the 10 Funds underperformed its respective Composite Index during the fiscal year. The returns for these Composite Indices also appear in a separate table, while details on the drivers of the Funds’ results relative to the Composite Indices are addressed below.
During the 12 months ended October 31, 2018, performance for the Harbor Target Retirement Funds intended for investors with more time to retirement was pressured due to exposure to weak-performing non-U.S. equity Funds. For example, Harbor International Fund lost 11.31%, trailing its benchmark, the MSCI EAFE (ND) Index, by 448 basis points. (All returns in this section are for the respective underlying Funds’ Institutional share classes.) Harbor International Fund’s results for the period were hurt by stock selection decisions, such as negative stock picking in the Consumer Staples sector. Marathon Asset Management LLP (“Marathon-London’) was appointed subadviser to Harbor International Fund as of August 22, 2018, replacing the previous subadviser. Harbor International Fund’s performance results for the period November 1, 2018 to August 21, 2018 reflect the results of the investment

2

Harbor Target Retirement Funds
Managers' Commentary—Continued

decisions of the former subadviser and for the period from August 22, 2018 to October 31, 2018, the results of Marathon-London. Harbor International Growth Fund declined by 11.75%, lagging the MSCI All Country World Ex. U.S. (ND) Index by 351 basis points. On the positive side, Harbor Global Leaders Fund gained 9.90% for the period, outperforming the MSCI All Country World (ND) Index by 10.42 percentage points.
The fortunes of the nearer-dated Funds were more tied to the results of the underlying Funds focused on fixed-income and short-term investments markets. For instance, Harbor Bond Fund, which has the largest absolute weight in these funds, declined in value by 1.63%. Harbor Bond Fund’s performance was hampered by rising interest rates during the period. However, Harbor Bond Fund outperformed its index, the Bloomberg Barclays U.S. Aggregate Bond Index, by 42 basis points due to its interest-rate positioning as well as its allocations to select emerging-markets, non-agency mortgage backed, and high-yield corporate bonds. Harbor High-Yield Bond Fund, which focuses on below-investment-grade corporate bonds, gained 0.45% during the fiscal year, but did not keep up with its benchmark, the ICE BofAML U.S. Non-Distressed High Yield Index, which rose by 0.76%. Harbor High-Yield Bond Fund trailed the index due to negative issue selection among oil and gas and automotive bonds as well as among bonds rated CCC.
HARBOR TARGET RETIREMENT FUNDS	Total Return Year Ended October 31, 2018
Harbor Target Retirement Income Fund	-1.14%
Harbor Target Retirement 2015 Fund	-1.10
Harbor Target Retirement 2020 Fund	-1.29
Harbor Target Retirement 2025 Fund	-1.63
Harbor Target Retirement 2030 Fund	-1.57
Harbor Target Retirement 2035 Fund	-1.79
Harbor Target Retirement 2040 Fund	-1.84
Harbor Target Retirement 2045 Fund	-1.83
Harbor Target Retirement 2050 Fund	-2.06
Harbor Target Retirement 2055 Fund	-2.31

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2018
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	-2.05%
MSCI EAFE (ND) (foreign stocks)	-6.85
Russell 3000® (entire U.S. stock market)	6.60

HARBOR TARGET RETIREMENT FUND COMPOSITE INDICES	Total Return Year Ended October 31, 2018
Composite Index Income	-0.75%
Composite Index 2015	-0.56
Composite Index 2020	-0.56
Composite Index 2025	-0.74
Composite Index 2030	-0.60
Composite Index 2035	-0.56
Composite Index 2040	-0.55
Composite Index 2045	-0.32
Composite Index 2050	-0.32
Composite Index 2055	-0.46
3

Harbor Target Retirement Funds
Managers' Commentary—Continued

Underlying Harbor Funds Performance (Institutional Class Shares)
	Total Return for the Year Ended October 31, 2018
EQUITY	One Year	Five Years[a]	Ten Years[a]	Since Inception[a]	Current 7-Day SEC Yield		Inception Date	Expense Ratios*
					Subsidized [b]	Unsubsidized [c]		Net	Gross
Harbor Capital Appreciation Fund	9.44%	13.45%	15.41%	11.66%	N/A	N/A	12/29/1987	0.66% [d]	0.71%
Harbor Strategic Growth Fund	6.26	11.21	N/A	13.64	N/A	N/A	11/01/2011 [e]	0.70 [f]	0.89
Harbor Mid Cap Growth Fund	7.94	10.31	13.28	4.79	N/A	N/A	11/01/2000	0.89	0.89
Harbor Small Cap Growth Fund	4.97	8.98	13.99	8.49	N/A	N/A	11/01/2000	0.87	0.87
Harbor Large Cap Value Fund	0.11	10.60	11.57	9.87	N/A	N/A	12/29/1987	0.68 [f]	0.72
Harbor Mid Cap Value Fund	-4.85	6.75	13.56	7.50	N/A	N/A	03/01/2002	0.84 [d]	0.87
Harbor Small Cap Value Fund	-5.28	8.64	12.64	10.07	N/A	N/A	12/14/2001	0.88	0.88
Harbor International Fund	-11.31	-0.45	6.38	9.98	N/A	N/A	12/29/1987	0.72 [d,f]	0.81
Harbor Diversified International All Cap Fund	-8.62	N/A	N/A	2.99	N/A	N/A	11/02/2015	0.80 [h]	0.93
Harbor International Growth Fund	-11.75	2.35	7.00	3.34	N/A	N/A	11/01/1993	0.85 [f]	0.92
Harbor Global Leaders Fund	9.90	8.35	N/A	16.60	N/A	N/A	03/01/2009	0.90 [f]	1.21
FIXED INCOME
Harbor High-Yield Bond Fund	0.45%	3.62%	8.11%	6.71%	N/A	N/A	12/01/2002	0.63% [g]	0.72%
Harbor High-Yield Opportunities Fund	-0.59	N/A	N/A	-0.59	N/A	N/A	11/01/2017	0.73 [h]	1.08
Harbor Bond Fund	-1.63	2.10	4.89	6.79	N/A	N/A	12/29/1987	0.51 [g,h]	0.63
Harbor Real Return Fund	-1.57	0.68	4.26	3.44	N/A	N/A	12/01/2005	0.52 [h]	1.03
SHORT-TERM
Harbor Money Market Fund	1.44%	0.52%	0.34%	3.15%	1.90%	1.71%	12/29/1987	0.28% [g,h]	0.35%
Outlook
The period’s somewhat weaker results, particularly for certain segments of global markets, and higher volatility have provided a good reminder of the risks involved with investing in the market. We firmly believe it is prudent in the face of difficult markets to remain committed to a long-term investing plan involving diversification across multiple areas, as doing so is in our view a sound policy for reducing exposure to specific risks and benefitting from the markets’ long-term ability to generate attractive returns.

Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate and when redeemed may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050.
The Funds invest in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Funds have partial exposure to the risks of many different areas of the market. Investments in the Funds are not guaranteed. An investor may experience losses. There is no guarantee that the Funds will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Funds, please refer to the current prospectus.
This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
*	All mutual funds have expense ratios which represent what shareholders pay for operating expenses and management fees. Expense ratios are expressed as an annualized percentage of a fund’s average net assets paid out in expenses. Net expense ratios reflect adjustments due to voluntary or contractual fee waivers or expense reimbursements. Expense ratio information is as of the fund’s current prospectus, as revised and supplemented to date.
a	Annualized
b	Reflects reimbursements or waivers in effect during the period
c	Does not reflect reimbursements or waivers currently in effect
d	Reflects a contractual management fee waiver effective through February 28, 2019
e	For the period November 1, 2011 (inception of the Predecessor Fund) to January 20, 2015, Mar Vista Investment Partners, LLC served as the Predecessor Fund’s subadviser and for the period January 20, 2015 to March 6, 2017, Mar Vista Investment Partners, LLC served as investment adviser to the Predecessor Fund.
f	Reflects an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2019
g	Reflects a contractual management fee waiver effective through February 29, 2020
h	Reflects an expense limitation agreement (excluding interest expense, if any) effective through February 29, 2020
4

Harbor Target Retirement Funds
Asset Allocation Framework (Unaudited)

Target Asset Allocation (glide path)
Harbor Target Retirement Funds - Target Asset Allocation
Over time, the allocation to asset classes and underlying Harbor funds will change in a predetermined manner as shown in the glide path above. The glide path shows the shifting of the asset allocations over time and illustrates how each Target Retirement Fund’s (except Harbor Target Retirement Income Fund) asset mix becomes more conservative as time elapses.
The principal value of the Funds is not guaranteed at any time, including the target retirement date.

Investment Styles
The Harbor Target Retirement Funds are constructed based on Harbor Capital Advisors’ investment experience that, over the long term, stocks generally provide greater growth opportunities and greater risk than bonds, and bonds generally provide more income and lower volatility than stocks. The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund would leave the work force and enter retirement and likely stop making new investments in the Fund. The Harbor Target Retirement Income Fund is designed for investors currently in retirement. The year-specific Target Retirement Funds strive to produce more income and lower volatility as the target year approaches.
Harbor Capital Advisors allocates each Fund’s assets among the underlying Harbor funds based on the Fund’s investment objectives and policies. The asset allocation for each Fund (other than the Harbor Target Retirement Income Fund) will change over time as the target date indicated in the Fund’s name draws closer.

HARBOR TARGET RETIREMENT FUNDS - ACTUAL ALLOCATION AS OF October 31, 2018
	2055 Fund	2050 Fund	2045 Fund	2040 Fund	2035 Fund	2030 Fund	2025 Fund	2020 Fund	2015 Fund	Income Fund
Equity
Harbor Capital Appreciation Fund	8%	7%	6%	6%	5%	4%	3%	2%	2%	1%
Harbor Strategic Growth Fund	4	4	3	3	2	2	3	2	1	1
Harbor Mid Cap Growth Fund	6	6	5	5	4	3	3	2	2	1
Harbor Small Cap Growth Fund	5	5	4	4	4	3	3	2	1	1
Harbor Large Cap Value Fund	14	13	11	10	9	7	6	5	3	3
Harbor Mid Cap Value Fund	9	8	7	7	6	5	4	4	2	2
Harbor Small Cap Value Fund	7	6	6	5	4	4	3	3	2	1
Harbor International Fund	12	11	10	9	7	6	5	4	3	3
Harbor Diversified International All Cap Fund	11	11	10	9	8	6	5	4	3	3
Harbor International Growth Fund	12	11	10	9	8	6	5	4	3	3
Harbor Global Leaders Fund	5	4	4	3	3	3	2	2	1	1
Total Equity	93	86	76	70	60	49	42	34	23	20
Fixed Income
Harbor High-Yield Bond Fund	0%	0%	6%	7%	9%	11%	12%	9%	8%	8%
Harbor High-Yield Opportunities Fund	3	6	4	5	6	8	8	6	5	5
Harbor Bond Fund	4	8	14	18	21	25	29	33	38	39
Harbor Real Return Fund	0	0	0	0	4	7	9	12	17	18
Total Fixed Income	7	14	24	30	40	51	58	60	68	70
Short-Term
Harbor Money Market Fund	0%	0%	0%	0%	0%	0%	0%	6%	9%	10%
Total Short-Term	0	0	0	0	0	0	0	6	9	10
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
5

Harbor Target Retirement Income Fund
Fund Summary —October 31, 2018 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 10/31/2018
TOTAL RETURNS For the periods ended 10/31/2018	1 Year	Annualized		Inception Date
		5 Years	Life of Fund
Harbor Target Retirement Income Fund
Institutional Class	-1.14%	2.90%	5.41%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-2.05%	1.83%	3.28%	—
MSCI EAFE (ND)	-6.85	2.02	6.98	—
Russell 3000®	6.60	10.81	14.33	—
Composite Index Income	-0.75	2.97	5.15	—
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratio was 0.64%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
6

Harbor Target Retirement Income Fund†
Portfolio of Investments—October 31, 2018

Value and Cost in Thousands

EQUITY FUNDS—20.4%
Shares		Value
2,209	Harbor Capital Appreciation Fund	$ 164
8,252	Harbor Strategic Growth Fund	162
15,531	Harbor Mid Cap Growth Fund	169
10,330	Harbor Small Cap Growth Fund	148
26,811	Harbor Large Cap Value Fund	385
11,732	Harbor Mid Cap Value Fund	251
5,461	Harbor Small Cap Value Fund	183
5,475	Harbor International Fund	319
30,659	Harbor Diversified International All Cap Fund	319
23,552	Harbor International Growth Fund	323
5,385	Harbor Global Leaders Fund	137
TOTAL EQUITY FUNDS
(Cost $2,421)		2,560

FIXED INCOME FUNDS—69.6%
Shares		Value
101,537	Harbor High-Yield Bond Fund	$ 983
68,689	Harbor High-Yield Opportunities Fund	655
442,601	Harbor Bond Fund	4,913
247,141	Harbor Real Return Fund	2,194
TOTAL FIXED INCOME FUNDS
(Cost $9,260)		8,745

SHORT-TERM INVESTMENTS—10.0%
(Cost $1,256)
1,255,593	Harbor Money Market Fund	1,256
TOTAL INVESTMENTS—100.0%
(Cost $12,937)		12,561
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$12,561

Fair Value Measurements
All investments at October 31, 2018 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at October 31, 2018 or 2017.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement Income Fund is investing in Institutional Class shares of Harbor funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
7

Harbor Target Retirement 2015 Fund
Fund Summary —October 31, 2018 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 10/31/2018
TOTAL RETURNS For the periods ended 10/31/2018	1 Year	Annualized		Inception Date
		5 Years	Life of Fund
Harbor Target Retirement 2015 Fund
Institutional Class	-1.10%	3.10%	6.53%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-2.05%	1.83%	3.28%	—
MSCI EAFE (ND)	-6.85	2.02	6.98	—
Russell 3000®	6.60	10.81	14.33	—
Composite Index 2015	-0.56	3.20	6.28	—
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratio was 0.64%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
8

Harbor Target Retirement 2015 Fund†
Portfolio of Investments—October 31, 2018

Value and Cost in Thousands

EQUITY FUNDS—22.8%
Shares		Value
943	Harbor Capital Appreciation Fund	$ 70
3,499	Harbor Strategic Growth Fund	69
6,640	Harbor Mid Cap Growth Fund	72
4,471	Harbor Small Cap Growth Fund	64
11,429	Harbor Large Cap Value Fund	164
4,989	Harbor Mid Cap Value Fund	107
2,360	Harbor Small Cap Value Fund	79
2,334	Harbor International Fund	136
13,068	Harbor Diversified International All Cap Fund	136
10,066	Harbor International Growth Fund	138
2,256	Harbor Global Leaders Fund	57
TOTAL EQUITY FUNDS
(Cost $1,053)		1,092

FIXED INCOME FUNDS—67.8%
Shares		Value
39,704	Harbor High-Yield Bond Fund	$ 384
26,878	Harbor High-Yield Opportunities Fund	257
164,081	Harbor Bond Fund	1,821
88,782	Harbor Real Return Fund	789
TOTAL FIXED INCOME FUNDS
(Cost $3,397)		3,251

SHORT-TERM INVESTMENTS—9.4%
(Cost $449)
449,371	Harbor Money Market Fund	449
TOTAL INVESTMENTS—100.0%
(Cost $4,899)		4,792
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$4,792

Fair Value Measurements
All investments at October 31, 2018 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at October 31, 2018 or 2017.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2015 Fund is investing in Institutional Class shares of Harbor funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
9

Harbor Target Retirement 2020 Fund
Fund Summary —October 31, 2018 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 10/31/2018
TOTAL RETURNS For the periods ended 10/31/2018	1 Year	Annualized		Inception Date
		5 Years	Life of Fund
Harbor Target Retirement 2020 Fund
Institutional Class	-1.29%	3.60%	7.16%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-2.05%	1.83%	3.28%	—
MSCI EAFE (ND)	-6.85	2.02	6.98	—
Russell 3000®	6.60	10.81	14.33	—
Composite Index 2020	-0.56	3.75	6.96	—
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratio was 0.67%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
10

Harbor Target Retirement 2020 Fund†
Portfolio of Investments—October 31, 2018

Value and Cost in Thousands

EQUITY FUNDS—33.7%
Shares		Value
7,345	Harbor Capital Appreciation Fund	$ 543
27,357	Harbor Strategic Growth Fund	537
53,794	Harbor Mid Cap Growth Fund	584
36,416	Harbor Small Cap Growth Fund	523
88,661	Harbor Large Cap Value Fund	1,274
39,450	Harbor Mid Cap Value Fund	843
18,995	Harbor Small Cap Value Fund	638
18,514	Harbor International Fund	1,079
103,668	Harbor Diversified International All Cap Fund	1,079
79,676	Harbor International Growth Fund	1,091
16,889	Harbor Global Leaders Fund	431
TOTAL EQUITY FUNDS
(Cost $8,198)		8,622

FIXED INCOME FUNDS—60.7%
Shares		Value
249,722	Harbor High-Yield Bond Fund	$ 2,417
168,841	Harbor High-Yield Opportunities Fund	1,611
759,042	Harbor Bond Fund	8,426
343,673	Harbor Real Return Fund	3,052
TOTAL FIXED INCOME FUNDS
(Cost $16,214)		15,506

SHORT-TERM INVESTMENTS—5.6%
(Cost $1,426)
1,426,315	Harbor Money Market Fund	1,426
TOTAL INVESTMENTS—100.0%
(Cost $25,838)		25,554
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$25,554

Fair Value Measurements
All investments at October 31, 2018 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at October 31, 2018 or 2017.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2020 Fund is investing in Institutional Class shares of Harbor funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
11

Harbor Target Retirement 2025 Fund
Fund Summary —October 31, 2018 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 10/31/2018
TOTAL RETURNS For the periods ended 10/31/2018	1 Year	Annualized		Inception Date
		5 Years	Life of Fund
Harbor Target Retirement 2025 Fund
Institutional Class	-1.63%	3.81%	7.65%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-2.05%	1.83%	3.28%	—
MSCI EAFE (ND)	-6.85	2.02	6.98	—
Russell 3000®	6.60	10.81	14.33	—
Composite Index 2025	-0.74	4.03	7.57	—
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratio was 0.70%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
12

Harbor Target Retirement 2025 Fund†
Portfolio of Investments—October 31, 2018

Value and Cost in Thousands

EQUITY FUNDS—42.4%
Shares		Value
6,367	Harbor Capital Appreciation Fund	$ 471
23,633	Harbor Strategic Growth Fund	464
47,017	Harbor Mid Cap Growth Fund	511
31,943	Harbor Small Cap Growth Fund	458
76,582	Harbor Large Cap Value Fund	1,100
34,219	Harbor Mid Cap Value Fund	732
16,556	Harbor Small Cap Value Fund	556
16,041	Harbor International Fund	935
89,818	Harbor Diversified International All Cap Fund	935
69,176	Harbor International Growth Fund	947
14,400	Harbor Global Leaders Fund	367
TOTAL EQUITY FUNDS
(Cost $7,372)		7,476

FIXED INCOME FUNDS—57.6%
Shares		Value
210,707	Harbor High-Yield Bond Fund	$ 2,040
142,452	Harbor High-Yield Opportunities Fund	1,359
458,567	Harbor Bond Fund	5,090
189,896	Harbor Real Return Fund	1,686
TOTAL FIXED INCOME FUNDS
(Cost $10,604)		10,175
TOTAL INVESTMENTS—100.0%
(Cost $17,976)		17,651
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$17,651

Fair Value Measurements
All investments at October 31, 2018 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at October 31, 2018 or 2017.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2025 Fund is investing in Institutional Class shares of Harbor funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
13

Harbor Target Retirement 2030 Fund
Fund Summary —October 31, 2018 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 10/31/2018
TOTAL RETURNS For the periods ended 10/31/2018	1 Year	Annualized		Inception Date
		5 Years	Life of Fund
Harbor Target Retirement 2030 Fund
Institutional Class	-1.57%	4.15%	8.29%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-2.05%	1.83%	3.28%	—
MSCI EAFE (ND)	-6.85	2.02	6.98	—
Russell 3000®	6.60	10.81	14.33	—
Composite Index 2030	-0.60	4.33	8.25	—
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratio was 0.71%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
14

Harbor Target Retirement 2030 Fund†
Portfolio of Investments—October 31, 2018

Value and Cost in Thousands

EQUITY FUNDS—49.1%
Shares		Value
15,546	Harbor Capital Appreciation Fund	$ 1,150
28,928	Harbor Strategic Growth Fund	568
86,777	Harbor Mid Cap Growth Fund	942
58,986	Harbor Small Cap Growth Fund	847
139,744	Harbor Large Cap Value Fund	2,008
62,763	Harbor Mid Cap Value Fund	1,342
30,419	Harbor Small Cap Value Fund	1,021
29,602	Harbor International Fund	1,726
165,730	Harbor Diversified International All Cap Fund	1,725
127,472	Harbor International Growth Fund	1,745
26,256	Harbor Global Leaders Fund	669
TOTAL EQUITY FUNDS
(Cost $13,051)		13,743

FIXED INCOME FUNDS—50.9%
Shares		Value
321,929	Harbor High-Yield Bond Fund	$ 3,116
217,656	Harbor High-Yield Opportunities Fund	2,076
637,877	Harbor Bond Fund	7,081
220,376	Harbor Real Return Fund	1,957
TOTAL FIXED INCOME FUNDS
(Cost $14,858)		14,230
TOTAL INVESTMENTS—100.0%
(Cost $27,909)		27,973
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$27,973

Fair Value Measurements
All investments at October 31, 2018 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at October 31, 2018 or 2017.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2030 Fund is investing in Institutional Class shares of Harbor funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
15

Harbor Target Retirement 2035 Fund
Fund Summary —October 31, 2018 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 10/31/2018
TOTAL RETURNS For the periods ended 10/31/2018	1 Year	Annualized		Inception Date
		5 Years	Life of Fund
Harbor Target Retirement 2035 Fund
Institutional Class	-1.79%	4.56%	8.87%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-2.05%	1.83%	3.28%	—
MSCI EAFE (ND)	-6.85	2.02	6.98	—
Russell 3000®	6.60	10.81	14.33	—
Composite Index 2035	-0.56	4.69	8.89	—
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratio was 0.72%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
16

Harbor Target Retirement 2035 Fund†
Portfolio of Investments—October 31, 2018

Value and Cost in Thousands

EQUITY FUNDS—60.0%
Shares		Value
10,254	Harbor Capital Appreciation Fund	$ 758
19,141	Harbor Strategic Growth Fund	376
57,627	Harbor Mid Cap Growth Fund	626
38,561	Harbor Small Cap Growth Fund	553
92,295	Harbor Large Cap Value Fund	1,326
41,578	Harbor Mid Cap Value Fund	889
19,900	Harbor Small Cap Value Fund	668
19,540	Harbor International Fund	1,139
109,461	Harbor Diversified International All Cap Fund	1,140
83,970	Harbor International Growth Fund	1,150
17,430	Harbor Global Leaders Fund	444
TOTAL EQUITY FUNDS
(Cost $8,665)		9,069

FIXED INCOME FUNDS—40.0%
Shares		Value
144,951	Harbor High-Yield Bond Fund	$ 1,403
98,052	Harbor High-Yield Opportunities Fund	936
280,430	Harbor Bond Fund	3,113
67,928	Harbor Real Return Fund	603
TOTAL FIXED INCOME FUNDS
(Cost $6,304)		6,055
TOTAL INVESTMENTS—100.0%
(Cost $14,969)		15,124
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$15,124

Fair Value Measurements
All investments at October 31, 2018 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at October 31, 2018 or 2017.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2035 Fund is investing in Institutional Class shares of Harbor funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
17

Harbor Target Retirement 2040 Fund
Fund Summary —October 31, 2018 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 10/31/2018
TOTAL RETURNS For the periods ended 10/31/2018	1 Year	Annualized		Inception Date
		5 Years	Life of Fund
Harbor Target Retirement 2040 Fund
Institutional Class	-1.84%	5.07%	9.43%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-2.05%	1.83%	3.28%	—
MSCI EAFE (ND)	-6.85	2.02	6.98	—
Russell 3000®	6.60	10.81	14.33	—
Composite Index 2040	-0.55	5.12	9.51	—
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratio was 0.73%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
18

Harbor Target Retirement 2040 Fund†
Portfolio of Investments—October 31, 2018

Value and Cost in Thousands

EQUITY FUNDS—69.9%
Shares		Value
19,229	Harbor Capital Appreciation Fund	$ 1,422
35,628	Harbor Strategic Growth Fund	699
106,728	Harbor Mid Cap Growth Fund	1,159
71,798	Harbor Small Cap Growth Fund	1,030
171,125	Harbor Large Cap Value Fund	2,459
76,395	Harbor Mid Cap Value Fund	1,633
36,742	Harbor Small Cap Value Fund	1,234
35,979	Harbor International Fund	2,098
201,733	Harbor Diversified International All Cap Fund	2,100
155,855	Harbor International Growth Fund	2,134
33,030	Harbor Global Leaders Fund	842
TOTAL EQUITY FUNDS
(Cost $15,693)		16,810

FIXED INCOME FUNDS—30.1%
Shares		Value
185,887	Harbor High-Yield Bond Fund	$ 1,799
124,807	Harbor High-Yield Opportunities Fund	1,191
382,899	Harbor Bond Fund	4,250
TOTAL FIXED INCOME FUNDS
(Cost $7,508)		7,240
TOTAL INVESTMENTS—100.0%
(Cost $23,201)		24,050
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$24,050

Fair Value Measurements
All investments at October 31, 2018 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at October 31, 2018 or 2017.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2040 Fund is investing in Institutional Class shares of Harbor funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
19

Harbor Target Retirement 2045 Fund
Fund Summary —October 31, 2018 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 10/31/2018
TOTAL RETURNS For the periods ended 10/31/2018	1 Year	Annualized		Inception Date
		5 Years	Life of Fund
Harbor Target Retirement 2045 Fund
Institutional Class	-1.83%	5.49%	9.89%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-2.05%	1.83%	3.28%	—
MSCI EAFE (ND)	-6.85	2.02	6.98	—
Russell 3000®	6.60	10.81	14.33	—
Composite Index 2045	-0.32	5.52	10.05	—
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratio was 0.75%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
20

Harbor Target Retirement 2045 Fund†
Portfolio of Investments—October 31, 2018

Value and Cost in Thousands

EQUITY FUNDS—75.7%
Shares		Value
10,720	Harbor Capital Appreciation Fund	$ 793
20,057	Harbor Strategic Growth Fund	394
58,138	Harbor Mid Cap Growth Fund	631
38,756	Harbor Small Cap Growth Fund	556
96,900	Harbor Large Cap Value Fund	1,392
42,919	Harbor Mid Cap Value Fund	918
20,299	Harbor Small Cap Value Fund	681
20,202	Harbor International Fund	1,178
113,527	Harbor Diversified International All Cap Fund	1,182
86,794	Harbor International Growth Fund	1,188
18,910	Harbor Global Leaders Fund	482
TOTAL EQUITY FUNDS
(Cost $9,189)		9,395

FIXED INCOME FUNDS—24.3%
Shares		Value
78,015	Harbor High-Yield Bond Fund	$ 755
52,331	Harbor High-Yield Opportunities Fund	499
158,590	Harbor Bond Fund	1,761
TOTAL FIXED INCOME FUNDS
(Cost $3,126)		3,015
TOTAL INVESTMENTS—100.0%
(Cost $12,315)		12,410
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$12,410

Fair Value Measurements
All investments at October 31, 2018 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at October 31, 2018 or 2017.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2045 Fund is investing in Institutional Class shares of Harbor funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
21

Harbor Target Retirement 2050 Fund
Fund Summary —October 31, 2018 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 10/31/2018
TOTAL RETURNS For the periods ended 10/31/2018	1 Year	Annualized		Inception Date
		5 Years	Life of Fund
Harbor Target Retirement 2050 Fund
Institutional Class	-2.06%	5.93%	10.29%	01/02/2009
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-2.05%	1.83%	3.28%	—
MSCI EAFE (ND)	-6.85	2.02	6.98	—
Russell 3000®	6.60	10.81	14.33	—
Composite Index 2050	-0.32	5.93	10.46	—
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratio was 0.77%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
22

Harbor Target Retirement 2050 Fund†
Portfolio of Investments—October 31, 2018

Value and Cost in Thousands

EQUITY FUNDS—85.6%
Shares		Value
23,022	Harbor Capital Appreciation Fund	$ 1,703
43,071	Harbor Strategic Growth Fund	845
123,496	Harbor Mid Cap Growth Fund	1,341
81,711	Harbor Small Cap Growth Fund	1,173
206,916	Harbor Large Cap Value Fund	2,973
90,942	Harbor Mid Cap Value Fund	1,944
42,747	Harbor Small Cap Value Fund	1,435
43,040	Harbor International Fund	2,509
242,435	Harbor Diversified International All Cap Fund	2,524
184,705	Harbor International Growth Fund	2,529
40,939	Harbor Global Leaders Fund	1,044
TOTAL EQUITY FUNDS
(Cost $18,683)		20,020

FIXED INCOME FUNDS—14.4%
Shares		Value
158,384	Harbor High-Yield Opportunities Fund	$ 1,511
167,607	Harbor Bond Fund	1,860
TOTAL FIXED INCOME FUNDS
(Cost $3,493)		3,371
TOTAL INVESTMENTS—100.0%
(Cost $22,176)		23,391
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$23,391

Fair Value Measurements
All investments at October 31, 2018 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at October 31, 2018 or 2017.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2050 Fund is investing in Institutional Class shares of Harbor funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
23

Harbor Target Retirement 2055 Fund
Fund Summary —October 31, 2018 (Unaudited)

Asset Allocation (% of investments)
FUND PERFORMANCE
The graph compares a $10,000 investment in the Institutional Class shares of the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2014 through 10/31/2018
TOTAL RETURNS For the periods ended 10/31/2018	1 Year	5 Years	Annualized	Inception Date
			Life of Fund
Harbor Target Retirement 2055 Fund
Institutional Class	-2.31%	N/A	5.73%	11/01/2014
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	-2.05%	N/A	1.27%	—
MSCI EAFE (ND)	-6.85	N/A	2.69	—
Russell 3000®	6.60	N/A	9.54	—
Composite Index 2055	-0.46	N/A	5.71	—
As stated in the Fund’s prospectus dated March 1, 2018, the expense ratio was 0.78%. The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items. The expense ratio in the prospectus may differ from the actual expense ratio for the period disclosed within this report. The expense ratio shown in the prospectus is based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus (or supplement thereto, if applicable).
Performance data shown represents past performance and is no guarantee of future results. Past performance is net of management fees and expenses and reflects reinvested dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance reflects the beneficial effect of any expense waivers or reimbursements, without which returns would have been lower. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Current performance may be higher or lower and is available through the most recent month end at harborfunds.com or by calling 800-422-1050. See the Benchmark Descriptions at the end of this report for a description of the Composite Index.
24

Harbor Target Retirement 2055 Fund†
Portfolio of Investments—October 31, 2018

Value and Cost in Thousands

EQUITY FUNDS—93.0%
Shares		Value
4,006	Harbor Capital Appreciation Fund	$ 296
7,464	Harbor Strategic Growth Fund	147
21,411	Harbor Mid Cap Growth Fund	233
14,568	Harbor Small Cap Growth Fund	209
36,032	Harbor Large Cap Value Fund	518
15,797	Harbor Mid Cap Value Fund	338
7,517	Harbor Small Cap Value Fund	252
7,529	Harbor International Fund	439
42,111	Harbor Diversified International All Cap Fund	438
32,275	Harbor International Growth Fund	442
7,146	Harbor Global Leaders Fund	182
TOTAL EQUITY FUNDS
(Cost $3,596)		3,494

FIXED INCOME FUNDS—7.0%
Shares		Value
12,304	Harbor High-Yield Opportunities Fund	$ 117
13,021	Harbor Bond Fund	145
TOTAL FIXED INCOME FUNDS
(Cost $270)		262
TOTAL INVESTMENTS—100.0%
(Cost $3,866)		3,756
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$3,756

Fair Value Measurements
All investments at October 31, 2018 (as disclosed in the preceding Portfolio of Investments) were classified as Level 1. There were no Level 3 investments at October 31, 2018 or 2017.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2055 Fund is investing in Institutional Class shares of Harbor funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
25

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26

Harbor Target Retirement Funds
StatementS of Assets and Liabilities—October 31, 2018

(All amounts in thousands, except per share amounts)
	Harbor Target Retirement Income Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund	Harbor Target Retirement 2055 Fund
ASSETS
Investments, at identified cost	$12,937	$4,899	$25,838	$17,976	$27,909	$14,969	$23,201	$12,315	$22,176	$3,866
Investments in affiliated funds, at value	$12,561	$4,792	$25,554	$17,651	$27,973	$15,124	$24,050	$12,410	$23,391	$3,756
Receivables for:
Investments in affiliated funds sold	—	—	13	—	—	15	—	—	1	7
Capital shares sold	—	—	—	—	—	—	5	—	—	—
Distributions from affiliated funds	2	1	2	—	—	—	—	—	—	—
Total Assets	12,563	4,793	25,569	17,651	27,973	15,139	24,055	12,410	23,392	3,763
LIABILITIES
Payables for:
Investments in affiliated funds purchased	2	1	2	—	—	—	5	—	—	—
Capital shares reacquired	—	—	13	—	—	15	—	—	1	7
Total Liabilities	2	1	15	—	—	15	5	—	1	7
NET ASSETS	$12,561	$4,792	$25,554	$17,651	$27,973	$15,124	$24,050	$12,410	$23,391	$3,756
Net Assets Consist of:
Paid-in capital	$13,246	$5,051	$25,700	$17,219	$26,874	$14,480	$21,698	$11,679	$20,626	$3,621
Total distributable earnings/(loss)	(685)	(259)	(146)	432	1,099	644	2,352	731	2,765	135
	$12,561	$4,792	$25,554	$17,651	$27,973	$15,124	$24,050	$12,410	$23,391	$3,756
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$12,561	$4,792	$25,554	$17,651	$27,973	$15,124	$24,050	$12,410	$23,391	$3,756
Shares of beneficial interest[1]	1,427	453	2,689	1,446	3,166	1,091	2,717	845	2,385	330
Net asset value per share[2]	$ 8.80	$10.58	$ 9.50	$ 12.21	$ 8.84	$ 13.86	$ 8.85	$ 14.69	$ 9.81	$11.39

1	Par value $0.01 (unlimited authorizations).
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
The accompanying notes are an integral part of the Financial Statements.

27

Harbor Target Retirement Funds
StatementS of Operations—Year Ended October 31, 2018

(All amounts in thousands)
	Harbor Target Retirement Income Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund	Harbor Target Retirement 2055 Fund
Investment Income
Dividends from affiliated funds	$ 417	$ 167	$ 780	$ 588	$ 770	$ 356	$ 494	$ 181	$ 294	$ 31
Total Investment Income	417	167	780	588	770	356	494	181	294	31
Net Investment Income/(Loss)	417	167	780	588	770	356	494	181	294	31
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Sale of affiliated funds	17	124	327	472	525	276	779	313	752	161
Distributions received from affiliated funds	127	70	444	402	647	418	803	368	946	124
Change in net unrealized appreciation/(depreciation) on:
Affiliated funds	(687)	(398)	(1,869)	(1,699)	(2,378)	(1,357)	(2,502)	(1,180)	(2,530)	(459)
Net gain/(loss) on investment transactions	(543)	(204)	(1,098)	(825)	(1,206)	(663)	(920)	(499)	(832)	(174)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(126)	$ (37)	$ (318)	$ (237)	$ (436)	$ (307)	$ (426)	$ (318)	$ (538)	$(143)
The accompanying notes are an integral part of the Financial Statements.

28

Harbor Target Retirement Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Target Retirement Income Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund		Harbor Target Retirement 2025 Fund
	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$ 417	$ 337	$ 167	$ 155	$ 780	$ 646	$ 588	$ 427
Net realized gain/(loss) on sale of affiliated funds	17	(91)	124	(22)	327	(64)	472	(18)
Realized gain distributions received from affiliated funds	127	115	70	59	444	235	402	131
Change in net unrealized appreciation/(depreciation) on affiliated funds	(687)	583	(398)	325	(1,869)	1,887	(1,699)	1,534
Net increase/(decrease) in assets resulting from operations	(126)	944	(37)	517	(318)	2,704	(237)	2,074
Distributions to Shareholders[a]
Institutional Class	(512)	—	(178)	—	(775)	—	(585)	—
Net investment income:
Institutional Class	N/A	(410)	N/A	(179)	N/A	(682)	N/A	(349)
Administrative Class	N/A	—	N/A	—	N/A	—	N/A	(1)
Investor Class	N/A	—	N/A	—	N/A	—	N/A	(1)
Net realized gain on investments:
Institutional Class	N/A	(51)	N/A	—	N/A	(304)	N/A	(180)
Administrative Class	N/A	—	N/A	—	N/A	—	N/A	—
Investor Class	N/A	—	N/A	—	N/A	—	N/A	—
Total distributions to shareholders	(512)	(461)	(178)	(179)	(775)	(986)	(585)	(531)
Net Increase/(Decrease) Derived from Capital Share Transactions	(547)	(574)	(1,281)	(659)	(1,095)	569	(2,745)	5,344
Net increase/(decrease) in net assets	(1,185)	(91)	(1,496)	(321)	(2,188)	2,287	(3,567)	6,887
Net Assets
Beginning of period	13,746	13,837	6,288	6,609	27,742	25,455	21,218	14,331
End of period*	$12,561	$13,746	$ 4,792	$6,288	$25,554	$27,742	$17,651	$21,218
*,a Includes accumulated undistributed net investment income/(loss) of:	N/A	$ 20	N/A	$ 94	N/A	$ 384	N/A	$ 279

a	The presentation of Distributions to Shareholders and accumulated undistributed net investment income/(loss) have been updated to reflect the changes prescribed in amendments to Regulation S-X as disclosed in New Accounting Pronouncements in Note 2 to the Financial Statements. There is no impact to October 31, 2017 presentation.
The accompanying notes are an integral part of the Financial Statements.

29

Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund		Harbor Target Retirement 2055 Fund
November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017

$ 770	$ 631	$ 356	$ 271	$ 494	$ 396	$ 181	$ 133	$ 294	$ 264	$ 31	$ 19
525	233	276	(83)	779	301	313	104	752	555	161	19
647	242	418	128	803	228	368	93	946	244	124	18
(2,378)	2,527	(1,357)	1,668	(2,502)	2,796	(1,180)	1,292	(2,530)	3,142	(459)	356
(436)	3,633	(307)	1,984	(426)	3,721	(318)	1,622	(538)	4,205	(143)	412

(844)	—	(350)	—	(780)	—	(311)	—	(913)	—	(76)	—

N/A	(590)	N/A	(255)	N/A	(386)	N/A	(121)	N/A	(260)	N/A	(18)
N/A	(1)	N/A	(1)	N/A	(1)	N/A	—	N/A	—	N/A	—
N/A	—	N/A	(1)	N/A	(1)	N/A	—	N/A	—	N/A	—

N/A	(855)	N/A	(224)	N/A	(930)	N/A	(272)	N/A	(1,219)	N/A	(28)
N/A	(1)	N/A	—	N/A	(1)	N/A	(1)	N/A	(2)	N/A	—
N/A	(1)	N/A	—	N/A	(1)	N/A	(1)	N/A	(1)	N/A	—
(844)	(1,448)	(350)	(481)	(780)	(1,320)	(311)	(395)	(913)	(1,482)	(76)	(46)
635	1,760	776	1,966	316	3,049	3,176	1,383	2,021	1,326	1,247	1,102
(645)	3,945	119	3,469	(890)	5,450	2,547	2,610	570	4,049	1,028	1,468

28,618	24,673	15,005	11,536	24,940	19,490	9,863	7,253	22,821	18,772	2,728	1,260
$27,973	$28,618	$15,124	$15,005	$24,050	$24,940	$12,410	$9,863	$23,391	$22,821	$3,756	$2,728
N/A	$ 379	N/A	$ 150	N/A	$ 198	N/A	$ 57	N/A	$ 88	N/A	$ 5
30

Harbor Target Retirement Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Target Retirement Income Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund		Harbor Target Retirement 2025 Fund
	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$ 1,484	$ 1,411	$ 512	$ 1,101	$ 3,554	$ 5,095	$ 3,363	$ 7,504
Reinvested distributions	512	460	178	178	775	985	585	529
Cost of shares reacquired	(2,543)	(2,413)	(1,971)	(1,902)	(5,424)	(5,473)	(6,693)	(2,649)
Net increase/(decrease) in net assets	$ (547)	$ (542)	$(1,281)	$ (623)	$(1,095)	$ 607	$(2,745)	$ 5,384
Administrative Class
Net proceeds from sale of shares	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Reinvested distributions	—	—	—	—	—	—	—	1
Cost of shares reacquired	—	(16)	—	(18)	—	(19)	—	(21)
Net increase/(decrease) in net assets	$ —	$ (16)	$ —	$ (18)	$ —	$ (19)	$ —	$ (20)
Investor Class
Net proceeds from sale of shares	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Reinvested distributions	—	—	—	—	—	—	—	1
Cost of shares reacquired	—	(16)	—	(18)	—	(19)	—	(21)
Net increase/(decrease) in net assets	$ —	$ (16)	$ —	$ (18)	$ —	$ (19)	$ —	$ (20)
The accompanying notes are an integral part of the Financial Statements.

31

Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund		Harbor Target Retirement 2055 Fund
November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017

$ 4,732	$ 6,126	$ 3,194	$ 3,780	$ 4,380	$ 4,661	$ 4,685	$ 3,106	$ 4,395	$ 4,814	$2,096	$1,585
844	1,445	350	479	780	1,316	311	393	913	1,479	75	45
(4,941)	(5,769)	(2,768)	(2,249)	(4,844)	(2,882)	(1,820)	(2,068)	(3,287)	(4,917)	(924)	(504)
$ 635	$ 1,802	$ 776	$ 2,010	$ 316	$ 3,095	$ 3,176	$ 1,431	$ 2,021	$ 1,376	$1,247	$1,126

$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
—	1	—	1	—	1	—	1	—	2	—	—
—	(22)	—	(23)	—	(24)	—	(25)	—	(27)	—	(12)
$ —	$ (21)	$ —	$ (22)	$ —	$ (23)	$ —	$ (24)	$ —	$ (25)	$ —	$ (12)

$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
—	1	—	1	—	1	—	1	—	1	—	—
—	(22)	—	(23)	—	(24)	—	(25)	—	(26)	—	(12)
$ —	$ (21)	$ —	$ (22)	$ —	$ (23)	$ —	$ (24)	$ —	$ (25)	$ —	$ (12)
32

Harbor Target Retirement Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)
	Harbor Target Retirement Income Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund		Harbor Target Retirement 2025 Fund
	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017
SHARES
Institutional Class
Shares sold	164	156	47	103	361	537	265	623
Shares issued due to reinvestment of distributions	56	52	17	18	80	110	47	46
Shares reacquired	(279)	(268)	(182)	(179)	(554)	(581)	(529)	(220)
Net increase/(decrease) in shares outstanding	(59)	(60)	(118)	(58)	(113)	66	(217)	449
Beginning of period	1,486	1,546	571	629	2,802	2,736	1,663	1,214
End of period	1,427	1,486	453	571	2,689	2,802	1,446	1,663
Administrative Class
Shares sold	—	—	—	—	—	—	—	—
Shares reacquired	—	(2)	—	(2)	—	(2)	—	(2)
Net increase/(decrease) in shares outstanding	—	(2)	—	(2)	—	(2)	—	(2)
Beginning of period	—	2	—	2	—	2	—	2
End of period	—	—	—	—	—	—	—	—
Investor Class
Shares sold	—	—	—	—	—	—	—	—
Shares reacquired	—	(2)	—	(2)	—	(2)	—	(2)
Net increase/(decrease) in shares outstanding	—	(2)	—	(2)	—	(2)	—	(2)
Beginning of period	—	2	—	2	—	2	—	2
End of period	—	—	—	—	—	—	—	—
The accompanying notes are an integral part of the Financial Statements.

33

Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund		Harbor Target Retirement 2055 Fund
November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017	November 1, 2017 through October 31, 2018	November 1, 2016 through October 31, 2017

515	700	220	280	468	539	301	219	418	503	171	145
93	176	24	38	85	164	21	30	89	169	6	5
(535)	(647)	(192)	(168)	(517)	(332)	(116)	(143)	(313)	(511)	(75)	(46)
73	229	52	150	36	371	206	106	194	161	102	104
3,093	2,864	1,039	889	2,681	2,310	639	533	2,191	2,030	228	124
3,166	3,093	1,091	1,039	2,717	2,681	845	639	2,385	2,191	330	228

—	—	—	—	—	—	—	—	—	—	—	—
—	(2)	—	(2)	—	(2)	—	(2)	—	(2)	—	(1)
—	(2)	—	(2)	—	(2)	—	(2)	—	(2)	—	(1)
—	2	—	2	—	2	—	2	—	2	—	1
—	—	—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—	—	—
—	(2)	—	(2)	—	(2)	—	(2)	—	(2)	—	(1)
—	(2)	—	(2)	—	(2)	—	(2)	—	(2)	—	(1)
—	2	—	2	—	2	—	2	—	2	—	1
—	—	—	—	—	—	—	—	—	—	—	—
34

Harbor Target Retirement Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT INCOME FUND

	Institutional Class
Year Ended October 31,	2018	2017	2016	2015	2014
Net asset value beginning of period	$ 9.25	$ 8.93	$ 9.19	$ 9.75	$ 9.83
Income from Investment Operations
Net investment income/(loss)	0.28 [a]	0.22 [a]	0.25 [a]	0.34 [a]	0.22
Net realized and unrealized gains/(losses) on investments	(0.38)	0.40	0.08	(0.30)	0.19
Total from investment operations	(0.10)	0.62	0.33	0.04	0.41
Less Distributions
Dividends from net investment income	(0.29)	(0.27)	(0.29)	(0.35)	(0.28)
Distributions from net realized capital gains	(0.06)	(0.03)	(0.30)	(0.25)	(0.21)
Total distributions	(0.35)	(0.30)	(0.59)	(0.60)	(0.49)
Net asset value end of period	8.80	9.25	8.93	9.19	9.75
Net assets end of period (000s)	$12,561	$13,746	$13,805	$15,124	$17,410
Ratios and Supplemental Data (%)
Total return	(1.14)%	7.17%	3.91%	0.46%	4.32%
Ratio of total expenses to average net assets[b]	—	—	—	—	—
Ratio of net investment income to average net assets[b]	3.13	2.46	2.87	3.57	2.14
Portfolio turnover[c]	28	16	26	24	20

HARBOR TARGET RETIREMENT 2015 FUND
	Institutional Class
Year Ended October 31,	2018	2017	2016	2015	2014
Net asset value beginning of period	$11.02	$10.45	$10.77	$11.68	$ 11.87
Income from Investment Operations
Net investment income/(loss)	0.33 [a]	0.26 [a]	0.29 [a]	0.36 [a]	0.24
Net realized and unrealized gains/(losses) on investments	(0.45)	0.60	0.05	(0.35)	0.29
Total from investment operations	(0.12)	0.86	0.34	0.01	0.53
Less Distributions
Dividends from net investment income	(0.32)	(0.29)	(0.36)	(0.39)	(0.31)
Distributions from net realized capital gains	—	—	(0.30)	(0.53)	(0.41)
Total distributions	(0.32)	(0.29)	(0.66)	(0.92)	(0.72)
Net asset value end of period	10.58	11.02	10.45	10.77	11.68
Net assets end of period (000s)	$4,792	$6,288	$6,574	$7,778	$11,200
Ratios and Supplemental Data (%)
Total return	(1.10)%	8.43%	3.59%	0.13%	4.73%
Ratio of total expenses to average net assets[b]	—	—	—	—	—
Ratio of net investment income to average net assets[b]	3.07	2.43	2.82	3.26	2.08
Portfolio turnover[c]	29	22	32	26	38
See page 39 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

35

HARBOR TARGET RETIREMENT 2020 FUND

	Institutional Class
Year Ended October 31,	2018	2017	2016	2015	2014
Net asset value beginning of period	$ 9.90	$ 9.29	$ 9.94	$ 10.63	$ 10.78
Income from Investment Operations
Net investment income/(loss)	0.28 [a]	0.23 [a]	0.26 [a]	0.32 [a]	0.23
Net realized and unrealized gains/(losses) on investments	(0.40)	0.73	0.04	(0.30)	0.29
Total from investment operations	(0.12)	0.96	0.30	0.02	0.52
Less Distributions
Dividends from net investment income	(0.28)	(0.24)	(0.32)	(0.34)	(0.30)
Distributions from net realized capital gains	—	(0.11)	(0.63)	(0.37)	(0.37)
Total distributions	(0.28)	(0.35)	(0.95)	(0.71)	(0.67)
Net asset value end of period	9.50	9.90	9.29	9.94	10.63
Net assets end of period (000s)	$25,554	$27,742	$25,419	$27,290	$31,124
Ratios and Supplemental Data (%)
Total return	(1.29)%	10.77%	3.56%	0.30%	5.06%
Ratio of total expenses to average net assets[b]	—	—	—	—	—
Ratio of net investment income to average net assets[b]	2.89	2.44	2.83	3.19	2.18
Portfolio turnover[c]	31	29	33	28	19

HARBOR TARGET RETIREMENT 2025 FUND
	Institutional Class
Year Ended October 31,	2018	2017	2016	2015	2014
Net asset value beginning of period	$ 12.76	$ 11.78	$ 12.32	$ 13.48	$ 13.44
Income from Investment Operations
Net investment income/(loss)	0.37 [a]	0.29 [a]	0.31 [a]	0.37 [a]	0.29
Net realized and unrealized gains/(losses) on investments	(0.57)	1.12	0.05	(0.36)	0.40
Total from investment operations	(0.20)	1.41	0.36	0.01	0.69
Less Distributions
Dividends from net investment income	(0.35)	(0.28)	(0.37)	(0.41)	(0.36)
Distributions from net realized capital gains	—	(0.15)	(0.53)	(0.76)	(0.29)
Total distributions	(0.35)	(0.43)	(0.90)	(1.17)	(0.65)
Net asset value end of period	12.21	12.76	11.78	12.32	13.48
Net assets end of period (000s)	$17,651	$21,218	$14,293	$11,487	$10,612
Ratios and Supplemental Data (%)
Total return	(1.63)%	12.38%	3.39%	0.11%	5.37%
Ratio of total expenses to average net assets[b]	—	—	—	—	—
Ratio of net investment income to average net assets[b]	2.92	2.42	2.69	2.91	2.06
Portfolio turnover[c]	36	24	25	25	33
The accompanying notes are an integral part of the Financial Statements.

36

Harbor Target Retirement Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT 2030 FUND

	Institutional Class
Year Ended October 31,	2018	2017	2016	2015	2014
Net asset value beginning of period	$ 9.25	$ 8.60	$ 9.19	$ 10.04	$ 10.22
Income from Investment Operations
Net investment income/(loss)	0.24 [a]	0.20 [a]	0.21 [a]	0.24 [a]	0.21
Net realized and unrealized gains/(losses) on investments	(0.38)	0.96	0.01	(0.23)	0.35
Total from investment operations	(0.14)	1.16	0.22	0.01	0.56
Less Distributions
Dividends from net investment income	(0.25)	(0.21)	(0.26)	(0.28)	(0.27)
Distributions from net realized capital gains	(0.02)	(0.30)	(0.55)	(0.58)	(0.47)
Total distributions	(0.27)	(0.51)	(0.81)	(0.86)	(0.74)
Net asset value end of period	8.84	9.25	8.60	9.19	10.04
Net assets end of period (000s)	$27,973	$28,618	$24,634	$25,084	$24,727
Ratios and Supplemental Data (%)
Total return	(1.57)%	14.18%	2.96%	0.13%	5.79%
Ratio of total expenses to average net assets[b]	—	—	—	—	—
Ratio of net investment income to average net assets[b]	2.62	2.30	2.54	2.55	1.99
Portfolio turnover[c]	31	29	31	24	22

HARBOR TARGET RETIREMENT 2035 FUND
	Institutional Class
Year Ended October 31,	2018	2017	2016	2015	2014
Net asset value beginning of period	$ 14.44	$ 12.93	$ 13.56	$14.92	$14.52
Income from Investment Operations
Net investment income/(loss)	0.33 [a]	0.28 [a]	0.27 [a]	0.30 [a]	0.29
Net realized and unrealized gains/(losses) on investments	(0.58)	1.75	0.04	(0.26)	0.58
Total from investment operations	(0.25)	2.03	0.31	0.04	0.87
Less Distributions
Dividends from net investment income	(0.33)	(0.28)	(0.35)	(0.36)	(0.33)
Distributions from net realized capital gains	—	(0.24)	(0.59)	(1.04)	(0.14)
Total distributions	(0.33)	(0.52)	(0.94)	(1.40)	(0.47)
Net asset value end of period	13.86	14.44	12.93	13.56	14.92
Net assets end of period (000s)	$15,124	$15,005	$11,496	$9,007	$7,708
Ratios and Supplemental Data (%)
Total return	(1.79)%	16.31%	2.70%	0.34%	6.19%
Ratio of total expenses to average net assets[b]	—	—	—	—	—
Ratio of net investment income to average net assets[b]	2.26	2.06	2.17	2.17	1.64
Portfolio turnover[c]	29	26	26	22	39
See page 39 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

37

HARBOR TARGET RETIREMENT 2040 FUND

	Institutional Class
Year Ended October 31,	2018	2017	2016	2015	2014
Net asset value beginning of period	$ 9.30	$ 8.42	$ 9.05	$ 9.84	$ 10.01
Income from Investment Operations
Net investment income/(loss)	0.18 [a]	0.15 [a]	0.17 [a]	0.18 [a]	0.17
Net realized and unrealized gains/(losses) on investments	(0.34)	1.30	(0.01)	(0.10)	0.46
Total from investment operations	(0.16)	1.45	0.16	0.08	0.63
Less Distributions
Dividends from net investment income	(0.19)	(0.17)	(0.20)	(0.22)	(0.23)
Distributions from net realized capital gains	(0.10)	(0.40)	(0.59)	(0.65)	(0.57)
Total distributions	(0.29)	(0.57)	(0.79)	(0.87)	(0.80)
Net asset value end of period	8.85	9.30	8.42	9.05	9.84
Net assets end of period (000s)	$24,050	$24,940	$19,448	$19,805	$18,933
Ratios and Supplemental Data (%)
Total return	(1.84)%	18.26%	2.36%	0.94%	6.77%
Ratio of total expenses to average net assets[b]	—	—	—	—	—
Ratio of net investment income to average net assets[b]	1.90	1.78	2.03	1.96	1.59
Portfolio turnover[c]	30	21	30	18	22

HARBOR TARGET RETIREMENT 2045 FUND
	Institutional Class
Year Ended October 31,	2018	2017	2016	2015	2014
Net asset value beginning of period	$ 15.43	$13.51	$14.25	$15.17	$14.85
Income from Investment Operations
Net investment income/(loss)	0.23 [a]	0.21 [a]	0.21 [a]	0.23 [a]	0.23
Net realized and unrealized gains/(losses) on investments	(0.49)	2.42	0.01	(0.06)	0.80
Total from investment operations	(0.26)	2.63	0.22	0.17	1.03
Less Distributions
Dividends from net investment income	(0.28)	(0.22)	(0.27)	(0.29)	(0.31)
Distributions from net realized capital gains	(0.20)	(0.49)	(0.69)	(0.80)	(0.40)
Total distributions	(0.48)	(0.71)	(0.96)	(1.09)	(0.71)
Net asset value end of period	14.69	15.43	13.51	14.25	15.17
Net assets end of period (000s)	$12,410	$9,863	$7,211	$5,523	$4,239
Ratios and Supplemental Data (%)
Total return	(1.83)%	20.37%	1.91%	1.23%	7.17%
Ratio of total expenses to average net assets[b]	—	—	—	—	—
Ratio of net investment income to average net assets[b]	1.49	1.50	1.58	1.56	1.37
Portfolio turnover[c]	22	32	24	15	21
The accompanying notes are an integral part of the Financial Statements.

38

Harbor Target Retirement Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT 2050 FUND

	Institutional Class
Year Ended October 31,	2018	2017	2016	2015	2014
Net asset value beginning of period	$ 10.42	$ 9.23	$ 10.39	$ 11.40	$ 11.46
Income from Investment Operations
Net investment income/(loss)	0.13 [a]	0.12 [a]	0.12 [a]	0.14 [a]	0.15
Net realized and unrealized gains/(losses) on investments	(0.33)	1.81	(0.03)	0.05	0.67
Total from investment operations	(0.20)	1.93	0.09	0.19	0.82
Less Distributions
Dividends from net investment income	(0.16)	(0.13)	(0.17)	(0.19)	(0.23)
Distributions from net realized capital gains	(0.25)	(0.61)	(1.08)	(1.01)	(0.65)
Total distributions	(0.41)	(0.74)	(1.25)	(1.20)	(0.88)
Net asset value end of period	9.81	10.42	9.23	10.39	11.40
Net assets end of period (000s)	$23,391	$22,821	$18,728	$19,221	$20,434
Ratios and Supplemental Data (%)
Total return	(2.06)%	22.40%	1.51%	1.83%	7.61%
Ratio of total expenses to average net assets[b]	—	—	—	—	—
Ratio of net investment income to average net assets[b]	1.20	1.27	1.34	1.35	1.17
Portfolio turnover[c]	22	33	24	24	23

HARBOR TARGET RETIREMENT 2055 FUND
	Institutional Class
Year Ended October 31,	2018	2017	2016	2015 [d]
Net asset value beginning of period	$11.97	$10.02	$10.08	$10.00
Income from Investment Operations
Net investment income/(loss)	0.11 [a]	0.10 [a]	0.11 [a]	0.05 [a]
Net realized and unrealized gains/(losses) on investments	(0.37)	2.17	0.01	0.18
Total from investment operations	(0.26)	2.27	0.12	0.23
Less Distributions
Dividends from net investment income	(0.16)	(0.12)	(0.14)	(0.15)
Distributions from net realized capital gains	(0.16)	(0.20)	(0.04)	—
Total distributions	(0.32)	(0.32)	(0.18)	(0.15)
Net asset value end of period	11.39	11.97	10.02	10.08
Net assets end of period (000s)	$3,756	$2,728	$1,240	$ 762
Ratios and Supplemental Data (%)
Total return	(2.31)%	23.34%	1.38%	2.28%
Ratio of total expenses to average net assets[b]	—	—	—	—
Ratio of net investment income to average net assets[b]	0.91	0.95	1.13	0.52
Portfolio turnover[c]	29	32	33	15

a	Amounts are based on average shares outstanding during the period.
b	Ratios of income and expenses to average net assets represents the expenses paid by the Fund but does not include the acquired fund fees and expenses from underlying funds.
c	Amounts do not include the activity of the underlying funds.
d	Fund inception was November 1, 2014.
The accompanying notes are an integral part of the Financial Statements.

39

Harbor Target Retirement Funds
Notes to Financial Statements—October 31, 2018

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of October 31, 2018, the Trust consists of 32 separate portfolios. The portfolios covered by this report are: Harbor Target Retirement Income Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, Harbor Target Retirement 2050 Fund and Harbor Target Retirement 2055 Fund (individually referred to as a “Fund” and collectively referred to as the “Funds” or “Target Retirement Funds”).  The Funds invest in a combination of other Harbor funds of the Trust (the “Underlying Funds”).  Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds and the Underlying Funds.  The Underlying Funds are managed by subadvisers, none of which is affiliated with the Adviser.
The Funds currently offer one class of shares, designated as Institutional Class. The Funds previously offered two additional classes of shares, the Administrative Class and Investor Class, each class representing an interest in the same portfolio of investments of the respective Fund.  As of October 31, 2017, all shares of the Administrative Class and Investor Class shares had been fully redeemed and therefore no shares of either of those classes remained outstanding.  The Funds do not currently intend to continue to offer those classes of shares.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The holdings of each Target Retirement Fund consist entirely of Institutional Class shares of the Underlying Funds, which are valued at their respective net asset values each business day and are categorized as Level 1 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the following Fair Value Measurements and Disclosures section.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2, and Level 3. The inputs or methodologies used for valuing securities are not necessarily indicative of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
For fair valuations using significant unobservable inputs, if any, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the year. A table that includes a categorization of investments into Levels 1, 2, or 3, and a summary of significant unobservable inputs used for Level 3 investments, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.
Each Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
40

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Description of the Underlying Funds
In pursuing its investment objectives and strategies, each of the Underlying Funds is permitted to engage in a wide range of investment practices. Further information about the Underlying Funds is contained in the Target Retirement Funds’ prospectus and statement of additional information, as well as the prospectus of each of the Underlying Funds. The accounting policies of each of the Underlying Funds are disclosed in each Underlying Fund’s respective shareholder report. Because each Fund invests in the Underlying Funds, shareholders of each Fund will be affected by the investment practices of the Underlying Funds in direct proportion to the amount of assets each Fund allocates to the Underlying Funds.
Investment Transactions and Income
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Income and capital gain distributions received from the Underlying Funds are recorded on the ex-dividend date. Gains and losses on securities sold are determined on the basis of identified cost.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2015–2017), including all positions expected to be taken upon filing the 2018 tax return, in all material jurisdictions where the Funds operate, and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.
Related Parties
The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds may represent a significant portion of an Underlying Fund’s net assets. At October 31, 2018, the Funds individually and in aggregate held less than 25% of the outstanding shares of any Underlying Fund.
New Accounting Pronouncements
In August 2018, the Securities and Exchange Commission (“SEC”) issued a final rule on Disclosure Update and Simplification (the “Rule”). The Rule contains amendments to certain financial statements presentation, particularly the presentation of components of net assets in the Statements of Assets and Liabilities and distributions on the Statements of Changes in Net Assets, and eliminates the requirement to disclose accumulated undistributed net investment income or loss on the Statements of Changes in Net Assets. These amendments are part of the SEC’s overall project to improve disclosure effectiveness and are intended to simplify compliance without significantly altering the total mix of information provided to investors. The amended rules are effective for interim and annual reports filed with the SEC on or after November 5, 2018 (the Rule effective date). As of October 31, 2018, the Funds have adopted this Rule.
41

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which amends public and private company fair value disclosure requirements. The guidance is the result of the FASB’s test of the principles developed in its disclosure effectiveness project, which is designed to improve the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for all entities for fiscal years and interim periods within those fiscal years beginning after December 15, 2019, however, an entity is permitted to early adopt any removed or modified disclosure and delay adoption of the additional disclosures until their effective date. As of October 31, 2018, the Funds have early adopted ASU 2018-13.
Note 3—FEES AND OTHER Transactions with Affiliates
Investment Adviser
Harbor Capital is a wholly-owned subsidiary of ORIX Corporation (“ORIX”). Harbor Capital is the Funds’ investment adviser and is also responsible for administrative and other services. The Funds do not pay any fees for the services of Harbor Capital.
Each Fund has a separate advisory agreement with Harbor Capital. Pursuant to this agreement, Harbor Capital pays all expenses of each Fund, excluding: (i) the amount of acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; and (iii) certain other expenses such as extraordinary items.
Distributor
Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. The Funds do not pay any fees for the services of the Distributor.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The Funds do not pay any fees for the services of Harbor Services Group.
Shareholders
On October 31, 2018, Harbor Capital, and its wholly owned subsidiaries, collectively held the following shares of beneficial interest in each of the following Funds:
	Number of Shares Owned by Harbor Capital and Subsidiaries	Percentage of Outstanding Shares
	Institutional Class
Harbor Target Retirement 2025 Fund	17,692	1.2%
Harbor Target Retirement 2030 Fund	33,789	1.1
Harbor Target Retirement 2035 Fund	23,252	2.1
Harbor Target Retirement 2040 Fund	1,288	0.0
Harbor Target Retirement 2045 Fund	64,930	7.7
Harbor Target Retirement 2050 Fund	12,608	0.5
Harbor Target Retirement 2055 Fund	6,434	2.0
Independent Trustees
The Independent Trustees’ received no remuneration from the Target Retirement Funds for the year ended October 31, 2018.
42

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 3—FEES AND OTHER Transactions with Affiliates—Continued
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
Investment Portfolio Transactions
Purchases and sales of investments,  investment income, realized and unrealized gains or losses for each Fund for the year ended October 31, 2018 are as follows:
	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Investment Income from Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement Income Fund					Distributions Received from Affiliated Funds (000s)	Sale of Affiliated Funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 98	$ 284	$ 1	$ (68)	$ 36	$ 61
Harbor Strategic Growth Fund	204	48	—	3	—	3
Harbor Mid Cap Growth Fund	74	85	—	(20)	19	18
Harbor Small Cap Growth Fund	57	66	—	(14)	15	11
Harbor Large Cap Value Fund	130	148	3	(43)	11	35
Harbor Mid Cap Value Fund	91	88	3	(32)	7	13
Harbor Small Cap Value Fund	67	69	1	(31)	4	20
Harbor International Fund	148	120	6	(74)	15	19
Harbor Diversified International Fund	118	107	3	(53)	8	15
Harbor International Growth Fund	132	118	4	(67)	—	27
Harbor Global Leaders Fund	50	64	—	(7)	12	10
Harbor High-Yield Bond Fund	224	968	71	(13)	—	(52)
Harbor High-Yield Opportunities Fund	784	104	24	(169)	—	(2)
Harbor Bond Fund	834	1,052	181	(23)	—	(101)
Harbor Real Return Fund	361	449	101	(76)	—	(60)
Harbor Money Market Fund	166	283	19	—	—	—
Total	$3,538	$4,053	$417	$(687)	$127	$ 17

43

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 3—FEES AND OTHER Transactions with Affiliates—Continued
	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Investment Income from Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2015 Fund					Distributions Received from Affiliated Funds (000s)	Sale of Affiliated Funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 52	$ 174	$ —	$ (43)	$ 19	$ 38
Harbor Strategic Growth Fund	97	31	—	1	—	1
Harbor Mid Cap Growth Fund	36	67	—	(20)	11	19
Harbor Small Cap Growth Fund	26	54	—	(16)	8	14
Harbor Large Cap Value Fund	56	120	2	(32)	6	29
Harbor Mid Cap Value Fund	38	76	2	(22)	4	14
Harbor Small Cap Value Fund	28	57	—	(23)	2	18
Harbor International Fund	62	98	3	(42)	8	17
Harbor Diversified International All Cap Fund	44	88	2	(29)	5	12
Harbor International Growth Fund	56	99	2	(43)	—	26
Harbor Global Leaders Fund	20	45	—	(7)	7	9
Harbor High-Yield Bond Fund	72	524	30	(20)	—	(8)
Harbor High-Yield Opportunities Fund	351	84	10	(9)	—	(1)
Harbor Bond Fund	324	726	71	(54)	—	(53)
Harbor Real Return Fund	174	311	38	(39)	—	(11)
Harbor Money Market Fund	79	183	7	—	—	—
Total	$1,515	$2,737	$167	$(398)	$ 70	$124

	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Investment Income from Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2020 Fund					Distributions Received from Affiliated Funds (000s)	Sale of Affiliated Funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 299	$ 925	$ 2	$ (221)	$124	$ 187
Harbor Strategic Growth Fund	668	146	—	9	—	6
Harbor Mid Cap Growth Fund	234	288	—	(65)	69	52
Harbor Small Cap Growth Fund	178	223	—	(49)	55	28
Harbor Large Cap Value Fund	379	463	11	(141)	39	106
Harbor Mid Cap Value Fund	269	281	12	(120)	23	49
Harbor Small Cap Value Fund	218	240	1	(111)	13	69
Harbor International Fund	405	342	21	(239)	51	46
Harbor Diversified International All Cap Fund	295	292	12	(171)	29	38
Harbor International Growth Fund	364	341	14	(212)	—	71
Harbor Global Leaders Fund	118	172	—	(19)	41	25
Harbor High-Yield Bond Fund	452	2,563	180	(16)	—	(154)
Harbor High-Yield Opportunities Fund	1,968	295	60	(56)	—	(6)
Harbor Bond Fund	1,465	1,645	308	(327)	—	(132)
Harbor Real Return Fund	582	588	139	(131)	—	(58)
Harbor Money Market Fund	554	290	20	—	—	—
Total	$8,448	$9,094	$780	$(1,869)	$444	$ 327

44

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 3—FEES AND OTHER Transactions with Affiliates—Continued
	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Investment Income from Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2025 Fund					Distributions Received from Affiliated Funds (000s)	Sale of Affiliated Funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 306	$ 879	$ 2	$ (200)	$113	$ 168
Harbor Strategic Growth Fund	580	130	—	6	—	7
Harbor Mid Cap Growth Fund	234	300	—	(79)	63	66
Harbor Small Cap Growth Fund	181	239	—	(63)	50	46
Harbor Large Cap Value Fund	357	472	9	(139)	34	108
Harbor Mid Cap Value Fund	259	299	11	(111)	21	49
Harbor Small Cap Value Fund	205	246	1	(113)	12	76
Harbor International Fund	358	337	19	(218)	46	44
Harbor Diversified International All Cap Fund	267	298	11	(158)	27	38
Harbor International Growth Fund	324	337	12	(199)	—	74
Harbor Global Leaders Fund	110	170	—	(20)	36	25
Harbor High-Yield Bond Fund	532	2,630	168	(102)	—	(51)
Harbor High-Yield Opportunities Fund	1,852	439	57	(46)	—	(8)
Harbor Bond Fund	1,285	2,181	212	(166)	—	(146)
Harbor Real Return Fund	476	709	86	(91)	—	(24)
Total	$7,326	$9,666	$588	$(1,699)	$402	$ 472

	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Investment Income from Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2030 Fund					Distributions Received from Affiliated Funds (000s)	Sale of Affiliated Funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 513	$1,052	$ 2	$ (258)	$179	$ 220
Harbor Strategic Growth Fund	652	98	—	9	—	5
Harbor Mid Cap Growth Fund	373	359	—	(70)	101	48
Harbor Small Cap Growth Fund	277	259	—	(59)	82	25
Harbor Large Cap Value Fund	519	465	16	(227)	56	167
Harbor Mid Cap Value Fund	400	298	18	(212)	34	100
Harbor Small Cap Value Fund	310	244	1	(147)	19	78
Harbor International Fund	611	332	31	(314)	75	7
Harbor Diversified International All Cap Fund	509	326	17	(254)	43	43
Harbor International Growth Fund	599	377	20	(314)	—	88
Harbor Global Leaders Fund	179	193	—	(20)	58	27
Harbor High-Yield Bond Fund	673	2,805	231	(73)	—	(137)
Harbor High-Yield Opportunities Fund	2,543	388	82	(72)	—	(7)
Harbor Bond Fund	1,484	1,389	263	(270)	—	(116)
Harbor Real Return Fund	530	379	89	(97)	—	(23)
Total	$10,172	$8,964	$770	$(2,378)	$647	$ 525

45

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 3—FEES AND OTHER Transactions with Affiliates—Continued
	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Investment Income from Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2035 Fund					Distributions Received from Affiliated Funds (000s)	Sale of Affiliated Funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 316	$ 656	$ 2	$ (157)	$116	$131
Harbor Strategic Growth Fund	422	55	—	6	—	2
Harbor Mid Cap Growth Fund	226	194	—	(46)	65	30
Harbor Small Cap Growth Fund	157	128	—	(37)	52	11
Harbor Large Cap Value Fund	306	217	10	(92)	36	46
Harbor Mid Cap Value Fund	247	137	11	(101)	22	22
Harbor Small Cap Value Fund	197	130	1	(89)	13	38
Harbor International Fund	390	162	20	(222)	49	14
Harbor Diversified International All Cap Fund	317	155	11	(163)	28	19
Harbor International Growth Fund	349	164	13	(194)	—	37
Harbor Global Leaders Fund	109	104	—	(10)	37	14
Harbor High-Yield Bond Fund	415	1,272	104	(80)	—	(14)
Harbor High-Yield Opportunities Fund	1,177	205	38	(32)	—	(4)
Harbor Bond Fund	860	773	118	(103)	—	(69)
Harbor Real Return Fund	213	149	28	(37)	—	(1)
Total	$5,701	$4,501	$356	$(1,357)	$418	$276

	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Investment Income from Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2040 Fund					Distributions Received from Affiliated Funds (000s)	Sale of Affiliated Funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 515	$1,259	$ 3	$ (308)	$224	$ 298
Harbor Strategic Growth Fund	814	109	—	(9)	—	4
Harbor Mid Cap Growth Fund	440	431	—	(71)	125	54
Harbor Small Cap Growth Fund	305	288	—	(63)	100	26
Harbor Large Cap Value Fund	474	432	20	(300)	69	224
Harbor Mid Cap Value Fund	365	246	22	(273)	42	131
Harbor Small Cap Value Fund	298	231	1	(160)	24	74
Harbor International Fund	607	279	38	(397)	93	8
Harbor Diversified International All Cap Fund	447	243	22	(299)	53	30
Harbor International Growth Fund	541	286	25	(349)	—	63
Harbor Global Leaders Fund	176	205	—	(46)	73	59
Harbor High-Yield Bond Fund	465	1,529	137	(59)	—	(62)
Harbor High-Yield Opportunities Fund	1,581	339	51	(43)	—	(7)
Harbor Bond Fund	1,554	1,314	163	(121)	—	(113)
Harbor Real Return Fund	52	610	12	(4)	—	(10)
Total	$8,634	$7,801	$494	$(2,502)	$803	$ 779

46

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 3—FEES AND OTHER Transactions with Affiliates—Continued
	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Investment Income from Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2045 Fund					Distributions Received from Affiliated Funds (000s)	Sale of Affiliated Funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 398	$ 587	$ 1	$ (125)	$103	$126
Harbor Strategic Growth Fund	438	41	—	(5)	—	1
Harbor Mid Cap Growth Fund	298	179	—	(34)	57	28
Harbor Small Cap Growth Fund	225	115	—	(30)	45	10
Harbor Large Cap Value Fund	488	173	11	(91)	32	43
Harbor Mid Cap Value Fund	372	117	10	(102)	19	18
Harbor Small Cap Value Fund	284	109	—	(83)	11	32
Harbor International Fund	524	107	18	(226)	43	14
Harbor Diversified International All Cap Fund	449	91	10	(159)	24	12
Harbor International Growth Fund	517	135	11	(190)	—	26
Harbor Global Leaders Fund	154	72	—	(2)	34	11
Harbor High-Yield Bond Fund	383	445	46	(50)	—	8
Harbor High-Yield Opportunities Fund	583	65	18	(18)	—	(1)
Harbor Bond Fund	923	253	53	(64)	—	(12)
Harbor Real Return Fund	40	173	3	(1)	—	(3)
Total	$6,076	$2,662	$181	$(1,180)	$368	$313

	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Investment Income from Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2050 Fund					Distributions Received from Affiliated Funds (000s)	Sale of Affiliated Funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 491	$1,324	$ 4	$ (312)	$265	$298
Harbor Strategic Growth Fund	924	71	—	(9)	—	2
Harbor Mid Cap Growth Fund	371	346	—	(56)	145	32
Harbor Small Cap Growth Fund	247	235	—	(61)	115	15
Harbor Large Cap Value Fund	442	309	25	(257)	82	159
Harbor Mid Cap Value Fund	391	207	26	(282)	49	105
Harbor Small Cap Value Fund	275	179	1	(163)	28	55
Harbor International Fund	671	210	45	(476)	110	3
Harbor Diversified International All Cap Fund	542	212	25	(351)	63	25
Harbor International Growth Fund	569	205	29	(398)	—	44
Harbor Global Leaders Fund	148	147	—	(13)	89	28
Harbor High-Yield Bond Fund	155	1,404	20	(30)	—	13
Harbor High-Yield Opportunities Fund	1,788	218	57	(55)	—	(4)
Harbor Bond Fund	721	320	62	(67)	—	(23)
Total	$7,735	$5,387	$294	$(2,530)	$946	$752

47

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 3—FEES AND OTHER Transactions with Affiliates—Continued
	Purchases of Affiliated Funds (000s)	Sales of Affiliated Funds (000s)	Investment Income from Affiliated Funds (000s)	Change in Net Unrealized Gain/(Loss) from Affiliated Funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2055 Fund					Distributions Received from Affiliated Funds (000s)	Sale of Affiliated Funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 188	$209	$ 1	$ (49)	$ 35	$ 45
Harbor Strategic Growth Fund	166	18	—	(2)	—	—
Harbor Mid Cap Growth Fund	135	65	—	(24)	19	17
Harbor Small Cap Growth Fund	113	46	—	(21)	15	11
Harbor Large Cap Value Fund	254	89	4	(43)	11	22
Harbor Mid Cap Value Fund	179	55	3	(42)	6	10
Harbor Small Cap Value Fund	138	48	—	(35)	4	15
Harbor International Fund	269	74	6	(85)	14	8
Harbor Diversified International All Cap Fund	250	78	3	(63)	8	10
Harbor International Growth Fund	260	76	4	(80)	—	17
Harbor Global Leaders Fund	82	33	—	(5)	12	7
Harbor High-Yield Bond Fund	21	106	2	(2)	—	1
Harbor High-Yield Opportunities Fund	146	24	4	(4)	—	—
Harbor Bond Fund	89	43	4	(4)	—	(2)
Total	$2,290	$964	$ 31	$(459)	$124	$161

NOTE 4—TAX INFORMATION
The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. GAAP. Reclassifications, if any, are made to each Fund’s capital account to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. There were no reclassification amounts on the Statements of Assets and Liabilities between total distributable earnings/(loss) and paid-in capital for the year ended October 31, 2018.
The tax composition of each Fund’s distributions is as follows:
	As of October 31, 2018			As of October 31, 2017
	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)
Harbor Target Retirement Income Fund	$430	$ 82	$512	$410	$ 51	$ 461
Harbor Target Retirement 2015 Fund	178	—	178	179	—	179
Harbor Target Retirement 2020 Fund	775	—	775	682	304	986
Harbor Target Retirement 2025 Fund	585	—	585	351	180	531
Harbor Target Retirement 2030 Fund	806	38	844	591	857	1,448
Harbor Target Retirement 2035 Fund	350	—	350	257	224	481
Harbor Target Retirement 2040 Fund	$528	$252	780	388	932	1,320
Harbor Target Retirement 2045 Fund	198	113	311	121	274	395
Harbor Target Retirement 2050 Fund	376	537	913	260	1,222	1,482
Harbor Target Retirement 2055 Fund	42	34	76	18	28	46
48

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

NOTE 4—TAX INFORMATION—Continued
As of October 31, 2018, the components of each Fund’s distributable earnings on a tax basis are as follows:
	Undistributed Ordinary Income (000s)	Undistributed Long-Term Capital Gains (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Harbor Target Retirement Income Fund	$ 33	$ 224	$ (940)
Harbor Target Retirement 2015 Fund	92	54	(405)
Harbor Target Retirement 2020 Fund	441	718	(1,303)
Harbor Target Retirement 2025 Fund	336	767	(670)
Harbor Target Retirement 2030 Fund	440	1,139	(481)
Harbor Target Retirement 2035 Fund	197	557	(108)
Harbor Target Retirement 2040 Fund	246	1,523	587
Harbor Target Retirement 2045 Fund	90	644	(1)
Harbor Target Retirement 2050 Fund	109	1,586	1,073
Harbor Target Retirement 2055 Fund	11	252	(128)
The identified cost for federal income tax purposes of investments owned by each Fund and its respective gross unrealized appreciation and depreciation at October 31, 2018 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Target Retirement Income Fund	$13,501	$ 158	$(1,098)	$ (940)
Harbor Target Retirement 2015 Fund	5,197	51	(456)	(405)
Harbor Target Retirement 2020 Fund	26,857	487	(1,790)	(1,303)
Harbor Target Retirement 2025 Fund	18,321	216	(886)	(670)
Harbor Target Retirement 2030 Fund	28,454	262	(743)	(481)
Harbor Target Retirement 2035 Fund	15,232	228	(336)	(108)
Harbor Target Retirement 2040 Fund	23,463	1,038	(451)	587
Harbor Target Retirement 2045 Fund	12,411	280	(281)	(1)
Harbor Target Retirement 2050 Fund	22,318	1,432	(359)	1,073
Harbor Target Retirement 2055 Fund	3,884	34	(162)	(128)

Note 5—Subsequent Events
Through the date the financial statements were issued, there were no subsequent events or transactions that would have materially impacted the financial statements or related disclosures as presented herein.
49

Harbor Target Retirement Funds
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Harbor Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Harbor Target Retirement Income Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, Harbor Target Retirement 2050 Fund and Harbor Target Retirement 2055 Fund (collectively referred to as the “Funds”), (ten of the funds constituting Harbor Funds (the “Trust”)), including the portfolios of investments, as of October 31, 2018, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (ten of the funds constituting Harbor Funds), at October 31, 2018, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund constituting the Harbor Funds	Statement of operations	Statement of changes in net assets	Financial highlights
Harbor Target Retirement Income Fund
Harbor Target Retirement 2015 Fund
Harbor Target Retirement 2020 Fund
Harbor Target Retirement 2025 Fund
Harbor Target Retirement 2030 Fund
Harbor Target Retirement 2035 Fund
Harbor Target Retirement 2040 Fund
Harbor Target Retirement 2045 Fund
Harbor Target Retirement 2050 Fund	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the five years in the period ended October 31, 2018
Harbor Target Retirement 2055 Fund	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For the three years in the period ended October 31, 2018 and the period from November 1, 2014 (inception) through October 31, 2015
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and the shareholder servicing agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Harbor Funds investment companies since 2000.
Chicago, Illinois
December 19, 2018
50

Harbor Target Retirement Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (if any), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The expense ratios reflected below do not include the acquired fund fees and expenses from Underlying Funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2018 through October 31, 2018.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018
Harbor Target Retirement Income Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$ 987.90
Hypothetical (5% return)		0.00	1,000	1,025.21
Harbor Target Retirement 2015 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$ 986.94
Hypothetical (5% return)		0.00	1,000	1,025.21
Harbor Target Retirement 2020 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$ 980.39
Hypothetical (5% return)		0.00	1,000	1,025.21
Harbor Target Retirement 2025 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$ 975.24
Hypothetical (5% return)		0.00	1,000	1,025.21
Harbor Target Retirement 2030 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$ 971.43
Hypothetical (5% return)		0.00	1,000	1,025.21
51

Harbor Target Retirement Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018
Harbor Target Retirement 2035 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$ 964.51
Hypothetical (5% return)		0.00	1,000	1,025.21
Harbor Target Retirement 2040 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$ 958.83
Hypothetical (5% return)		0.00	1,000	1,025.21
Harbor Target Retirement 2045 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$ 955.14
Hypothetical (5% return)		0.00	1,000	1,025.21
Harbor Target Retirement 2050 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$ 948.74
Hypothetical (5% return)		0.00	1,000	1,025.21
Harbor Target Retirement 2055 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$ 943.66
Hypothetical (5% return)		0.00	1,000	1,025.21

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
52

Harbor Target Retirement Funds
Additional Information (Unaudited)

Additional Tax Information
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended October 31, 2018:
Amount (000s)
Harbor Target Retirement Income Fund	$ 81
Harbor Target Retirement 2030 Fund	38
Harbor Target Retirement 2040 Fund	252
Harbor Target Retirement 2045 Fund	113
Harbor Target Retirement 2050 Fund	537
Harbor Target Retirement 2055 Fund	33

Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which proxies relating to securities held by the Harbor funds are voted. In addition, Harbor Funds files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of Harbor Funds’ Proxy Voting Policies and Procedures and the proxy voting records (Form N-PX) are available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on Harbor Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
Harbor Funds files a complete portfolio of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on Harbor Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov.
53

Harbor Target Retirement Funds
Additional Information—Continued

Trustees and Officers
As of December 2018
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
Harbor Funds' Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (55) Trustee	Since 2014	Chairman (2015-Present) and Trustee (2011-2015), Rare (conservation nonprofit); Trustee, Berkshire School (2014-Present); Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc., (publicly traded investment management firm).	32	None
Raymond J. Ball (74) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	32	None
Donna J. Dean (67) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present).	32	None
Joseph L. Dowling III (54) Trustee	Since 2017	Chief Investment Officer, Brown University (2013-Present); Advisory Board Member, Stage Point Capital (private mortgage specialist) (2016-2017); Advisory Board Member, Harbor Funds (2016-2017); and Founder and Managing Member, Narragansett Asset Management (private investment management firm) (1998-2013).	32	Director of Integrated Electrical Services (2011-Present).
Randall A. Hack (71) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-2016); Advisory Director of Berkshire Partners (private equity firm) (2002-2013); Founder and Senior Managing Director of Nassau Capital, LLC (private investment firm, investing solely on behalf of the Princeton Endowment) (1995-2001); and President of The Princeton University Investment Company (1990-1994).	32	None
Robert Kasdin (60) Trustee	Since 2014	Senior Vice President and Chief Operating Officer (2015-Present) and Chief Financial Officer (2018-Present), Johns Hopkins Medicine; Senior Executive Vice President, Columbia University (2002-2015); Trustee and Member of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); Director and Executive Committee Member, The Y in Central Maryland (2018-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	32	Director of Noranda Aluminum Holdings Corporation (2007-2014); and Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
54

Harbor Target Retirement Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES—Continued
Kathryn L. Quirk (66) Trustee	Since 2017	Retired; Vice President, Senior Compliance Officer and Head, U.S. Regulatory Compliance, Goldman Sachs Asset Management (2013-2017); Deputy Chief Legal Officer, Asset Management, and Vice President and Corporate Counsel, Prudential Insurance Company of America (2010-2012); Co-Chief Legal Officer, Prudential Investment Management, Inc., and Chief Legal Officer, Prudential Investments and Prudential Mutual Funds (2008-2012); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America, and Chief Legal Officer, Prudential Investments (2005-2008); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America (2004-2005); Member, Management Committee (2000-2002), General Counsel and Chief Compliance Officer, Zurich Scudder Investments, Inc. (1997-2002).	32	None
Ann M. Spruill (64) Trustee	Since 2014	Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	32	None
INTERESTED TRUSTEE
Charles F. McCain (49)* Chairman, Trustee and President	Since 2017	Chief Executive Officer (2017-Present), Director (2007-Present), President and Chief Operating Officer (2017), Executive Vice President and General Counsel (2004-2017), and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-2017), Harbor Services Group, Inc.; and Chief Executive Officer (2017-Present), Director (2007-Present), Chief Compliance Officer and Executive Vice President (2007-2017), Harbor Funds Distributors, Inc.	32	None

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Erik D. Ojala (43) Chief Compliance Officer	Since 2017	Executive Vice President and General Counsel (2017-Present) and Secretary (2010-Present); Senior Vice President and Associate General Counsel (2007-2017), Harbor Capital Advisors, Inc.; Director, Executive Vice President and Chief Compliance Officer (2017-Present), Harbor Funds Distributors, Inc.; and Director (2017-Present) and Assistant Secretary (2014-Present), Harbor Services Group, Inc.
Anmarie S. Kolinski (47) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present), Harbor Funds Distributors, Inc.
Brian L. Collins (50) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.
Charles P. Ragusa (59) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present) and OFAC Officer (2015-Present), Harbor Funds Distributors, Inc.
Diana R. Podgorny (39) Secretary	Since 2018	Vice President and Assistant General Counsel, Harbor Capital Advisors, Inc. (2017-Present); Vice President and Counsel, AMG Funds LLC (2016-2017); and Vice President and Counsel, Aston Asset Management, LLC (2010-2016).
55

Harbor Target Retirement Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**—Continued
Jodie L. Crotteau (46) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Chief Compliance Officer and Secretary (2017-present) and Assistant Secretary (2015-2016), Harbor Services Group, Inc.; Assistant Secretary (2016-present), Harbor Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); and Vice President, Grosvenor Capital Management, L.P. (2010-2014).
Lana M. Lewandowski (39) AML Compliance Officer and Assistant Secretary	Since 2017	Legal & Compliance Manager (2016-Present) and Legal Specialist (2012-2015), Harbor Capital Advisors, Inc.
Lora A. Kmieciak (54) Assistant Treasurer	Since 2017	Senior Vice President – Fund Administration and Analysis (2017-Present) and Senior Vice President - Business Analysis (2015-2017), Harbor Capital Advisors, Inc.; and Assurance Executive Director (1999-2015), Ernst & Young LLP.
John M. Paral (50) Assistant Treasurer	Since 2013	Director of Fund Administration and Analysis (2017-Present), Vice President (2012-Present) and Financial Reporting Manager (2007-2017), Harbor Capital Advisors, Inc.

[1]	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. McCain is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.
56

This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement (“Privacy Statement”) is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. (collectively, “Harbor” “we” or “us”). The measures described in this Privacy Statement reflect the commitments we make to protect the privacy of your personal information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
In the course of providing products and services, we collect personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties, including when you contact Shareholder Services or establish an account with us. This Privacy Statement applies to personal information we collect from those sources unless we inform you otherwise.
The personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, bank account information, location data (depending on your app settings and device permissions), and other information voluntarily provided by you.
We may also collect certain information automatically when you visit us through our website or a mobile application. For example, we may collect technical and navigational information, such as computer browser type, device type, device ID, Internet protocol address, pages visited average time spent on our website and searches performed on our website. We may use this information to alert you to software compatibility issues; to provide you with or improve or websites, applications, products or services; or to provide you with content that may be of interest to you. We use your IP address to help diagnose problems with our server and to administer our website. Your IP address is also used to gather broad demographic information. This information will be used for internal purposes only. We also collect information in the form of log files that record website and app activity and gather statistics about your browsing habits. These entries are generated automatically, and help us to troubleshoot errors, improve performance and maintain the security of our sites and apps. We use “cookies” and similar files that may be placed on your computer or device for security purposes, to facilitate site navigation and to personalize the appearance of our site. We provide more information regarding cookies and other tracking technologies below.
In addition, we may receive personal information about you that you authorize third parties to provide to us. We also may obtain personal information from third-party service providers to verify your identity, to prevent fraud, or to help us identify products and services that may be of interest to you.
The personal information we collect about you may be transferred to or stored by us or our service providers in the United States or elsewhere, as permitted by law.
If you do not wish to provide personal information to us, we may be unable to provide certain products or services to you.

Information Sharing
We disclose personal information with affiliated and non-affiliated parties: (1) as permitted or required by law or regulation; (2) if we believe that is necessary to: comply with applicable laws, regulations, or industry requirements; respond to requests from a legal, regulatory, or governmental authority; enforce legal terms; detect and resolve any fraud or security concerns, and protect the rights, property, and safety of us, our users, or others; (3) in the event of a merger, acquisition or sale of all or substantially all of our assets; or (4) as otherwise described in this Privacy Statement.
Personal information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services (including, without limitation, completing transactions), such as custodians, transfer agents, broker-dealers and marketing service firms (to support our marketing to you), as well as with other financial institutions. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than those purposes described in this Privacy Statement or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.
57

Harbor’s Privacy Statement—Continued

Security
We maintain physical, electronic and procedural safeguards designed to protect your personal information; however, please be aware that no data security measures can guarantee 100% security.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, two-factor authentication, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at .

Linking to
Third Parties
When you visit our website and leave to go to another linked site, we are not responsible for the content or availability of the linked site. Please be advised that if you enter into a transaction on the third-party site, we do not represent either the third party or you. Further, the privacy and security policies of the linked site may differ from those practiced by us.

Cookies and Other Technologies
A cookie is a small text file that is stored on your computer, tablet, or device when you visit a website or a mobile application. Cookies usually store small bits of information about you and what you do on that site or application, which are then used to improve your browsing experience. Some cookies are only used during a single visit, while others are saved on your device until your next visit. Harbor Funds and our third-party providers use both types of cookies to make your visits more productive.
If you are concerned about cookies, they can be blocked from your device, or you can set your browser to notify you when they are being used. Use the Help feature of your browser to learn how.
Our website, mobile application, and e-mails may use a web beacon. A web beacon helps to measure usage and activity and reports that activity back to the system providers. In some cases, a web beacon triggers the placement of a cookie on your device.
We and our service providers use web beacons and cookies to determine things like if and when you open our e-mails, what type of device, operating system, e-mail program, or web browser you are using, your IP address, and what links you click within our site or e-mail. These things enable us to gauge the effectiveness, relevance, and value of our content and communications.
We use Google Analytics (which uses a web beacon) to collect information about use of our website and mobile application. For more information on opting out of being tracked by Google Analytics, visit https://tools.google.com/dlpage/gaoptout. We also use Lucky Orange to collect information about how visitors interact with the content on our public website and mobile application pages. Lucky Orange does not track actions or behavior within the password-protected online account access systems. For more information about Lucky Orange, including how to opt out, please visit: https://www.luckyorange.com/privacy.php.

Do Not Track
Our third-party vendors may collect information about users across our website. We do not currently have the capability to respond to a web browser that does not track signals or other mechanisms that provide you with the ability to exercise choice regarding the collection of this information.

Changes to this
Privacy Statement
We reserve the right to change or revise this Privacy Statement at any time to reflect changes in the law or our data collection and use practices. New updates to the Privacy Statement will be posted to our website and are include in Harbor Funds’ annual reports to shareholders. Privacy Statement changes will apply to the information collected from the date we post our revised Privacy Statement, as well as to existing information we hold.

Contact Us
If you have any questions or concerns about how we maintain the privacy of your personal information or if you would like to update your personal information on file, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time. You may also write to us at the following postal address:
Harbor Funds
c/o Harbor Services Group, Inc.
PO Box 804660
Chicago, IL 60680-4108
We recommend that you read and retain this notice for your personal files.
Last Updated: December 2018
58

Benchmark Descriptions

Composite Index Income—The Composite Index Income is derived by applying the Harbor Target Retirement Fund’s (the “Income Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofAML U.S. High Yield Index (H0A0), ICE BofAML U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofAML U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index, ICE BofAML U.S. 3-Month Treasury Bill Index. The weights of the Composite Index Income match the Income Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Income Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2015—The Composite Index 2015 is derived by applying the Harbor Target Retirement 2015 Fund’s (the “2015 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofAML U.S. High Yield Index (H0A0), ICE BofAML U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofAML U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index, ICE BofAML U.S. 3-Month Treasury Bill Index. The weights of the Composite Index 2015 match the 2015 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2015 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2020—The Composite Index 2020 is derived by applying the Harbor Target Retirement 2020 Fund’s (the “2020 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofAML U.S. High Yield Index (H0A0), ICE BofAML U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofAML U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index, ICE BofAML U.S. 3-Month Treasury Bill Index. The weights of the Composite Index 2020 match the 2020 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2020 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2025—The Composite Index 2025 is derived by applying the Harbor Target Retirement 2025 Fund’s (the “2025 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofAML U.S. High Yield Index (H0A0), ICE BofAML U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofAML U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index. The weights of the Composite Index 2025 match the 2025 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2025 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2030—The Composite Index 2030 is derived by applying the Harbor Target Retirement 2030 Fund’s (the “2030 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofAML U.S. High Yield Index (H0A0), ICE BofAML U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofAML U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS
59

Benchmark Descriptions—Continued

Index. The weights of the Composite Index 2030 match the 2030 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2030 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2035—The Composite Index 2035 is derived by applying the Harbor Target Retirement 2035 Fund’s (the “2035 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofAML U.S. High Yield Index (H0A0), ICE BofAML U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofAML U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index. The weights of the Composite Index 2035 match the 2035 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2035 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2040—The Composite Index 2040 is derived by applying the Harbor Target Retirement 2040 Fund’s (the “2040 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofAML U.S. High Yield Index (H0A0), ICE BofAML U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofAML U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index. The weights of the Composite Index 2040 match the 2040 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2040 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2045—The Composite Index 2045 is derived by applying the Harbor Target Retirement 2045 Fund’s (the “2045 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofAML U.S. High Yield Index (H0A0), ICE BofAML U.S. Non-Distressed High Yield Index (with respect to the Harbor High-Yield Bond Fund; prior to March 31, 2015, the ICE BofAML U.S. High Yield Index (H0A0) was this fund’s benchmark and a component of the Composite Index), Bloomberg Barclays U.S. Aggregate Bond Index. The weights of the Composite Index 2045 match the 2045 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2045 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2050—The Composite Index 2050 is derived by applying the Harbor Target Retirement 2050 Fund’s (the “2050 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofAML U.S. High Yield Index (H0A0), Bloomberg Barclays U.S. Aggregate Bond Index. The weights of the Composite Index 2050 match the 2050 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2050 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2055—The Composite Index 2055 is derived by applying the Harbor Target Retirement 2055 Fund’s (the “2055 Fund”) target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (with respect to Harbor International Growth Fund weightings, prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, ICE BofAML U.S. High Yield Index (H0A0), Bloomberg Barclays U.S. Aggregate Bond Index. The weights of the Composite Index 2055 match the 2055 Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the 2055 Fund’s target asset allocation. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
60

Benchmark Descriptions—Continued

Bloomberg Barclays U.S. Aggregate Bond Index—The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Barclays U.S. TIPS Index—The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. Convertible Ex Mandatory Index—The ICE BofAML U.S. Convertible Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. 3-Month Treasury Bill Index—The ICE BofAML U.S. 3-Month Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
ICE BofAML U.S. High Yield Index (H0A0)—The ICE BofAML U.S. High Yield Index (H0A0) is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
ICE BofAML U.S. Non-Distressed High Yield Index—The ICE BofAML U.S. Non-Distressed High Yield Index is a subset of the ICE BofAML U.S. High Yield Index (H0A0) including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World (ND) Index—The MSCI All Country World (ND) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S. (ND) Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major developed markets, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE Small Cap (ND) Index—The MSCI EAFE Small Cap (ND) Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current
61

Benchmark Descriptions—Continued

index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Index—The Russell Midcap® Index is an unmanaged index generally representative of the U.S. market for medium capitalization stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Frank Russell Company.
S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
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63

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Joseph L. Dowling, III
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Ann M. Spruill
Trustee
Erik D. Ojala
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Brian L. Collins
Vice President
Charles P. Ragusa
Vice President
Diana R. Podgorny
Secretary
Jodie L. Crotteau
Assistant Secretary
Lana M. Lewandowski
AML Compliance Officer
& Assistant Secretary
Lora A. Kmieciak
Assistant Treasurer
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Harbor Funds Distributors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Services
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Custodian
State Street Bank and Trust Company
State Street Financial Center
1 Lincoln Street
Boston, MA 02111-2900
FD.AR.TR.1018

ITEM 2 – CODE OF ETHICS
(a)	The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).
(c)	The Registrant has not amended its Code of Ethics during the period covered by this report.
(d)	The Registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.
ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT
The Registrant’s Board has determined that Raymond J. Ball, a member of the Audit Committee of the Board of Trustees, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Ball is the Sidney Davidson Distinguished Service Professor of Accounting at the University of Chicago Booth School of Business and a frequent lecturer and researcher on accounting, financial market and related business matters. Mr. Ball is deemed “independent” as defined by the SEC for purposes of audit committee financial expert determinations.
ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES
Items 4(a)—4(d): Audit, Audit-Related, Tax and All Other Fees
Fees billed by Ernst & Young:
	Fiscal Year Ended October 31, 2018			Fiscal Year Ended October 31, 2017
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees.	$816,992	N/A	N/A	$770,169	N/A	N/A
(b) Audit-Related Fees.	$ 6,000[1]	$52,800 [2]	N/A	$ 3,000[1]	$51,250 [2]	N/A
(c) Tax Fees.	$417,404 [3]	$ —	N/A	$345,618 [3]	$ —	N/A
(d) All Other Fees.	$ 61,000[4]	$ 2,755[5]	N/A	$ 16,850[4]	$ 2,550[5]	N/A
1	Includes fees related to the issuance of consents for N-1A filings.
2	Includes fees related to the procedures performed for Harbor Services Group, Inc. required by Rule 17Ad-13(a)(3) of the Securities Exchange Act of 1934.
3	Includes fees related to tax compliance, including foreign tax reclaim filings and tax research and equalization.
4	Includes fees billed in connection with the Registrant’s subscription to the Ernst & Young PFIC Analyzer, a database used to determine whether foreign equity securities are passive foreign investment companies.
5	Includes fees billed in connection with the Adviser’s subscription to Ernst & Young Online, a database of accounting rules and regulations.
(e)	(1)	Pre-Approval Policies.
The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit, review and non-audit services (other than certain de minimis non-audit services) provided to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.
In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Audit Committee is authorized to delegate one or more members of the Committee the responsibility for considering and, if appropriate, pre-approving audit or permitted non-audit services in an amount sufficient to complete services and to determine if such services would be consistent with maintaining the accountant’s independence. Such member(s) are required to report to the full Audit Committee as to the nature and amount of such services and fees pre-approved at the next scheduled Audit Committee meeting. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.
The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Registrant.

(2)	None of the principal accountant’s fees or services rendered to the Registrant, the Adviser or Harbor Services Group, Inc. were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable.
(g)	Aggregate Non-Audit Fees.
Aggregate Non-Audit Fees of the Registrant
Fiscal Year Ended October 31, 2018: $484,404
Fiscal Year Ended October 31, 2017: $365,468
Aggregate Non-Audit Fees of Other Entities Required to be Pre-approved Pursuant to Paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
Fiscal Year Ended October 31, 2018: $55,555
Fiscal Year Ended October 31, 2017: $53,800
(h)	For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services to service affiliates was compatible with maintaining the principal accountant’s independence.
ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable.
ITEM 6 – INVESTMENTS
(a)	The Registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.
(b)	Not applicable.
ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Not applicable.
ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the date of the Registrant’s prior report on Form N-CSR.
ITEM 11 – CONTROLS AND PROCEDURES
(a)	The Registrant’s Principal Executive and Principal Financial Officers concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12 – DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 13 – EXHIBITS
(a)(1)	Code of Ethics referred to in Item 2 is attached hereto.
(a)(2)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) is attached hereto.
(b)	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed December 21, 2018 on its behalf by the undersigned, thereunto duly authorized.
HARBOR FUNDS
By: /s/ Charles F. McCain

Charles F. McCain
Chairman, President and Trustee
(Principal Executive Officer)
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By:	/s/ Charles F. McCain Charles F. McCain	Chairman, President and Trustee (Principal Executive Officer)	December 21, 2018
By:	/s/ Anmarie S. Kolinski Anmarie S. Kolinski	Treasurer (Principal Financial and Accounting Officer)	December 21, 2018

Exhibit Index
Number	Description
99.CODE ETH	Code of Business Conduct and Ethics.
99.CERT1	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).
99.CERT2	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).
99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).